     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 23, 2013

                                                             FILE NO. 333-119421

                                                                       811-08580

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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM N-4

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                  ------------

PRE-EFFECTIVE AMENDMENT NO.                                                 / /
POST-EFFECTIVE AMENDMENT NO. 19                                             /X/

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 226                                                           /X/

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                             SEPARATE ACCOUNT THREE

                           (Exact Name of Registrant)

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                              (Name of Depositor)

                                 P.O. BOX 2999
                            HARTFORD, CT 06104-2999

                   (Address of Depositor's Principal Offices)

                                 (860) 843-8335

              (Depositor's Telephone Number, Including Area Code)

                                   LISA PROCH
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                 P. O. BOX 2999
                            HARTFORD, CT 06104-2999

                    (Name and Address of Agent for Service)

                                  ------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT.

                                  ------------

It is proposed that this filing will become effective:

/ /    immediately upon filing pursuant to paragraph (b) of Rule 485
/X/    on May 1, 2013, pursuant to paragraph (b) of Rule 485
/ /    60 days after filing pursuant to paragraph (a)1) of Rule 485
/ /    on              , pursuant to paragraph (a)(1) of Rule 485
/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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                                     PART A

THE DIRECTOR M OUTLOOK

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT THREE (EST. 6/22/94)
HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT THREE (EST. 6/22/94)
P.O. BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (REGISTERED REPRESENTATIVES)
WWW.HARTFORDINVESTOR.COM

                                                             [THE HARTFORD LOGO]

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This variable annuity prospectus describes a contract between each Owner and joint Owner ("you") and Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company ("us," "we" or "our"). This Contract is closed to new investors. This variable annuity allows you to allocate your Premium Payment among the following portfolio companies:

X  Invesco

X  AllianceBernstein L.P.

X  Fidelity Investments

X  Hartford HLS Funds

X  Lord, Abbett & Co. LLC

X  Oppenheimer Variable Account Funds

X  Putnam Investments, LLC

X  The Universal Institutional Funds, Inc.

Please read this prospectus carefully before investing and keep it for your records and for future reference. You can also contact us to get a Statement of Additional Information free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC" or "Commission"). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from us or the SEC's website (www.sec.gov).

This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon or intend to engage in market timing. You will get NO ADDITIONAL TAX advantage from this variable annuity if you are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account ("IRA")). This prospectus is not intended to provide tax, accounting or legal advice.

          NOT INSURED BY FDIC OR ANY                MAY LOSE            NOT A DEPOSIT OF OR GUARANTEED BY           [NOT FDIC BANK
          FEDERAL GOVERNMENT AGENCY                  VALUE                ANY BANK OR ANY BANK AFFILIATE                IMAGE]

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PROSPECTUS DATED: MAY 1, 2013



STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2013

2

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TABLE OF CONTENTS


                                                                        PAGE
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1. HIGHLIGHTS                                                                  3
2. SYNOPSIS                                                                    5
3. GENERAL INFORMATION                                                         8
  The Company                                                                  8
  The Separate Account                                                         8
  The Funds                                                                    8
  Fixed Accumulation Feature                                                  10
4. PERFORMANCE RELATED INFORMATION                                            11
5. THE CONTRACT                                                               11
  a.  Purchases and Contract Value                                            11
  b.  Charges and Fees                                                        19
  c.  Surrenders                                                              20
  d.  Annuity Payouts                                                         22
  e.  Standard Death Benefits                                                 25
6. OPTIONAL DEATH BENEFITS                                                    29
  a.  MAV Plus                                                                29
7. OPTIONAL WITHDRAWAL BENEFITS                                               31
  a.  The Hartford's Principal First Preferred                                31
  b.  The Hartford's Lifetime Income Foundation                               34
  c.  The Hartford's Lifetime Income Builder II                               42
  d.  The Hartford's Principal First                                          51
8. MISCELLANEOUS                                                              54
  a.  Definitions                                                             54
  b.  State Variations                                                        58
  c.  Financial Statements                                                    60
  d.  More Information                                                        60
  e.  Legal Proceedings                                                       61
  f.  How Contracts Are Sold                                                  61
9. FEDERAL TAX CONSIDERATIONS                                                 63
10. INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS                      69
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                      77
APPENDIX I - EXAMPLES                                                    APP I-1
APPENDIX II - ACCUMULATION UNIT VALUES                                  APP II-1
APPENDIX A - PRODUCT COMPARISON INFORMATION                              APP A-1
APPENDIX B - THE HARTFORD'S LIFETIME INCOME BUILDER                      APP B-1
APPENDIX C - THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS AND          APP C-1
 THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS
APPENDIX D - RIDER INVESTMENT RESTRICTIONS                               APP D-1
APPENDIX E - ENHANCED SURRENDER VALUE OFFER                              APP E-1

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1. HIGHLIGHTS

A. OVERVIEW


This Contract and all features are closed to new investors.


This is a deferred, flexible-premium variable annuity. A deferred variable annuity has an accumulation phase and a payout phase. You make investments during the accumulation phase. The value of your investments is used to set your benefits. At the end of the accumulation phase, we use that accumulated value to set the payments that we make during the payout phase. Generally speaking, the longer the accumulation phase, the greater your Contract Value will be for setting your benefits and annuity payouts.

This variable annuity lets you:

X  Invest among different investment options. (Sections 3, 5(a) & Appendix A)

X  Make tax-free transfers among investment options. (Sections 5(a), 9 & 10)

X Defer taxes on your investments until you withdraw your money (subject to possible IRS penalty). (Sections 5(c), 9 & 10)

X Choose from among several optional living benefits that provide guaranteed withdrawals over a fixed or an indeterminate time period. (Sections 2 & 7)

X Collect Annuity Payouts over a fixed or an indeterminate time period. (Section 5(d))

X  Select among different Death Benefits. (Sections 2, 5(e), 6, 7(b) & 7(c))

B. HOW TO BUY OUR VARIABLE ANNUITY (Sections 5(a), 8(a) & Appendix A)

[In writing]  Complete our application or order request and submit it to your
              Financial Intermediary for approval.
     $        Include the applicable minimum Premium Payment.

[Thumbs up]   Choose an optional feature right for you. Options include:


           OPTIONAL FEATURE                          GENERAL PURPOSE
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MAV/MAV Plus*                            Guaranteed Minimum Death Benefit that
                                         ratchets up based on performance
The Hartford's Principal First*          Guaranteed Minimum Withdrawal Benefit
                                         with periodic step-up rights
The Hartford's Principal First           Guaranteed Minimum Withdrawal Benefit
Preferred*
The Hartford's Lifetime Income Builder   Guaranteed Minimum Lifetime Withdrawal
Selects*                                 Benefit with limited annual step-up
                                         rights
The Hartford's Lifetime Income Builder   Guaranteed Minimum Lifetime Withdrawal
Portfolios*                              Benefit with full annual step-up rights
The Hartford's Lifetime Income Builder*  Guaranteed Minimum Lifetime Withdrawal
                                         Benefit
The Hartford's Lifetime Income Builder   Guaranteed Minimum Lifetime Withdrawal
II*                                      Benefit with limited annual step-up
                                         rights
The Hartford's Lifetime Income           Guaranteed Minimum Lifetime Withdrawal
Foundation*                              Benefit



*   No longer available for sale.


For The Hartford's Lifetime Income Builder Selects, we reserve the right to limit the Funds into which you may allocate your Contract Value. For The Hartford's Lifetime Income Builder Portfolios, your Contract Value must be invested in one or more Programs and in an approved model portfolio, Funds, or other investment vehicles established from time to time.

Partial Surrenders taken prior to the Lifetime Eligibility Date or in excess of the available Lifetime Benefit Payment will reduce the Guaranteed Minimum Death Benefit by an amount greater than the amount withdrawn as a result of a proportionate reduction.


Optional features are subject to restrictions that may limit or eliminate the availability of these benefits. Optional features selected will be identified on your application and Contract. Not every optional feature may be available from your Financial Intermediary and may be subject to additional restrictions. For more information, see Section 7.

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C. INVESTMENT OPTIONS (Sections 3, 5(a) & Appendices II & A)

You may invest in:

X Funds with different investment strategies, objectives and risk/reward profiles.

X  In certain circumstances, you may also invest in a Fixed Accumulation
   Feature.

D. CHARGES AND FEES (Sections 2, 5(b), 5(c) & Appendices II & A)

You will pay the following types of fees:

X  Sales charges (varies by Contract version)

X  Contract expenses (varies by Contract version)

X  Optional rider fees (if selected)

X  Fund expenses

E. ASK QUESTIONS BEFORE YOU INVEST

Before you decide to buy any variable annuity, consider the following questions:

- Will you use the variable annuity primarily to save for retirement or a similar long-term goal?
- Are you investing in the variable annuity through a retirement plan or IRA (which would mean that you are not receiving any additional tax-deferral benefit from the variable annuity)?
- Are you willing to take the risk that your Contract Value will decrease if your underlying investment options perform poorly?
- Do you intend to hold this variable annuity long enough to avoid paying any applicable surrender charges if you have to withdraw money?
- If you are exchanging one annuity for another one, do the benefits of the exchange outweigh the costs, such as any applicable surrender charges you might have to pay if you withdraw your money before the end of any surrender charge period for the new annuity?
-     Do you need an optional living or Death Benefit?
- If you are purchasing our "Plus" variable annuity, are you sure that you understand that you are buying a "bonus" annuity? Do you understand that you pay for Payment Enhancements through higher surrender charges, a longer surrender period and higher mortality and expense risk charges? Do you know that we may take back some or all Payment Enhancements in certain circumstances?

Here are a few suggestions that might make it easier for you to use this prospectus:

X We use a lot of defined terms to describe how this variable annuity works. These terms are capitalized and described in the Definition section (section 8(a)). Unavoidably, we sometimes interchangeably use different terms that essentially mean the same thing (for instance, this variable annuity is also called a "Contract").

X We include cross references to other sections to help describe certain aspects of this variable annuity in more detail. For example, we may describe an optional benefit in section 7 but examples of how it works are in Appendix I.

X Know what kind of variable annuity you are buying. We have noted what type of variable annuity (and in some instances, what series of variable annuity) this is on the cover page of this prospectus. This information will also appear in your application and Contract. Even though we have included comparison information about other variations of this variable annuity so that you can have a better idea which one might be appropriate for you, you may only need to focus only on those sections that specifically apply to the form of variable annuity you chose.

X The format and tables provided are designed to help you compare features. We have used a consistent question and answer format in sections 6 and 7 to make it easier to compare optional benefits. Appendix A is designed to compare and contrast different variations of this variable annuity.

F. COMMISSIONS FOR SELLING THIS VARIABLE ANNUITY (Section 8(f) & Appendix A)

We pay a commission for selling this variable annuity. Commissions vary based on a variety of factors such as whether they are paid up front or over time, the type of variable annuity sold and your age. We also provide various promotional incentives to Financial Intermediaries to promote our products. These arrangements create a potential conflict of interest. You should ask your Registered Representative for information regarding these matters.


G. SEE APPENDIX E FOR A DESCRIPTION OF AN ENHANCED SURRENDER VALUE OFFER AVAILABLE FOR A LIMITED TIME TO CERTAIN CONTRACT OWNERS.

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2. SYNOPSIS

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING YOUR VARIABLE ANNUITY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THIS VARIABLE ANNUITY. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

SALES CHARGE IMPOSED ON PURCHASES (as a percentage of Premium Payments)                                 None
  $0 - $49,999                                                                                              0%
  $50,000 - $99,999                                                                                         0%
  $100,000 - $249,999                                                                                       0%
  $250,000 - $499,999                                                                                       0%
  $500,000 - $999,999                                                                                       0%
  $1,000,000+                                                                                               0%
CONTINGENT DEFERRED SALES CHARGE* (as a percentage of Premium Payments)
  First Year                                                                                                7%
  Second Year                                                                                               6%
  Third Year                                                                                                5%
  Fourth Year                                                                                               4%
  Fifth Year                                                                                                0%
  Sixth Year                                                                                                0%
  Seventh Year                                                                                              0%
  Eighth Year                                                                                               0%
  Ninth Year                                                                                                0%
SURRENDER FEE (as a percentage of amount Surrendered, if applicable)                                    None
EXCHANGE FEE                                                                                            None

*   Each Premium Payment has its own Contingent Deferred Sales Charge schedule.

CONTRACT OWNER PERIODIC EXPENSES

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS (EXCEPT AS NOTED) DURING THE TIME THAT YOU OWN THIS VARIABLE ANNUITY, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL MAINTENANCE FEE (1)                                                                              $30
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Account Value)
  Mortality and Expense Risk Charge                                                                      1.40%
  Administrative Charge                                                                                  0.20%
  Total Separate Account Annual Expenses                                                                 1.60%
MAXIMUM OPTIONAL CHARGES (as a percentage of average daily Account Value)
  The Hartford's Principal First Preferred Charge (5)                                                    0.20%
  The Hartford's Principal First Charge (2)(5)                                                           0.75%
  MAV/MAV Plus Charge                                                                                    0.30%
  Total Separate Account Annual Expenses with optional benefit separate account charges                  2.65%
MAXIMUM OPTIONAL CHARGES (3) (as a percentage of Benefit Amount or Payment Base (4))
  The Hartford's Lifetime Income Foundation (5)                                                          0.30%
  The Hartford's Lifetime Income Builder II Charge (2)(5)                                                0.75%
  The Hartford's Lifetime Income Builder Charge (2)(5)                                                   0.75%
  The Hartford's Lifetime Income Builder Selects (2)(3)(5)
  Single Life Option Charge                                                                              1.50%
  Joint/Spousal Life Option Charge                                                                       1.50%

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The Hartford's Lifetime Income Builder Portfolios (2)(3)(5)
  Single Life Option Charge                                                                              1.50%
  Joint/Spousal Life Option Charge                                                                       1.50%

(1) Fee waived if Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract.

(2) Current rider charges are: The Hartford's Lifetime Income Builder - 0.75%; The Hartford's Lifetime Income Builder II - 0.75%; The Hartford's Principal First - 0.75%: Current charges for The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios (Single and Joint/Spousal Options) are 1.50% (currently waived to 0.85% and 1.15%, respectively).

(3) Charge deducted on each Contract Anniversary and when you fully Surrender your Contract.

(4)  See "Does the Benefit Amount/Payment Base change under this rider?" in
     Section 6 for a description of the terms "Benefit Amount" and "Payment
     Base."

(5)  You may not own more than one of these optional riders at the same time.

The next item shows the minimum and maximum Total Annual Fund Operating Expenses charged by the Funds that you may pay on a daily basis during the time that you own this variable annuity. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL FUND OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THIS VARIABLE ANNUITY. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


                                                                                                  MINIMUM            MAXIMUM
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TOTAL ANNUAL FUND OPERATING EXPENSES                                                                0.33%              2.20%
(expenses that are deducted from Sub-Account assets,
including management fees, distribution
and/or service fees (12b-1) fees, and other expenses)

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EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THIS VARIABLE ANNUITY WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITIES.

LET'S SAY, HYPOTHETICALLY, THAT YOUR ANNUAL INVESTMENT RETURN IS 5% AND THAT YOUR FEES AND EXPENSES TODAY WERE AS HIGH AS POSSIBLE.

THE EXAMPLE ILLUSTRATES THE EFFECT OF FEES AND EXPENSES THAT YOU COULD INCUR (OTHER THAN TAXES). YOUR ACTUAL FEES AND EXPENSES MAY VARY. FOR EVERY $10,000 INVESTED, HERE'S HOW MUCH YOU WOULD PAY UNDER EACH OF THE THREE SCENARIOS POSED:


(1)  If you Surrender your Contract at the end of the applicable time period:



1 year                                                                    $1,234
3 years                                                                   $2,233
5 years                                                                   $2,965
10 years                                                                  $5,827



(2)  If you annuitize at the end of the applicable time period:



1 year                                                                      $420
3 years                                                                   $1,610
5 years                                                                   $2,784
10 years                                                                  $5,646



(3)  If you do not Surrender your Contract:



1 year                                                                      $601
3 years                                                                   $1,791
5 years                                                                   $2,965
10 years                                                                  $5,827


CONDENSED FINANCIAL INFORMATION

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When Premium Payments (and any applicable Payment Enhancements) are credited to your Funds, they are converted into Accumulation Units by dividing the amount of your Premium Payments (and any applicable Payment Enhancements), minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see Section 5(a). Please refer to Appendix II for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.

AVAILABLE INFORMATION

We provide information about our financial strength in reports filed with the SEC and state insurance departments. For example, we file annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above.

You may read or copy these reports at the SEC's Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.hartfordinvestor.com or visiting at the SEC's website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.

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3. GENERAL INFORMATION

THE COMPANY

We are a stock life insurance company engaged in the business of writing life insurance and individual and group annuities. Hartford Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Hartford Life and Annuity Insurance Company is authorized to do business in all states of the United States except New York, the District of Columbia and Puerto Rico. Hartford Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut. Not all Contracts are available from each issuing company. Neither company cross guarantees the obligations of the other. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

THE GENERAL ACCOUNT

The Fixed Accumulation Feature (including amounts invested in the DCA Plus program) are part of our General Account. Any amounts that we are obligated to pay under the Fixed Accumulation Feature and any other payment obligation we undertake under the Contract are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account.

THE SEPARATE ACCOUNT

We set aside and invest the assets of some of our annuity contracts, including this Contract, in a Separate Account. These Separate Accounts are registered as a unit investment trust under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. Separate Accounts meet the definition of "Separate Account" under federal securities law. The Separate Accounts referenced in this prospectus hold only assets for variable annuity contracts. These Separate
Accounts:

- Hold assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

- Are not subject to the liabilities arising out of any other business we may conduct. The General Account is subject to the Company's claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.

- Are not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts.

- May be subject to liabilities from a Sub-Account of a Separate Account that holds assets of other variable annuity contracts offered by a Separate Account, which are not described in this prospectus.

- Are credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.

We do not guarantee the investment results of any Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.

THE FUNDS

The Funds available for investment are described in Appendix A. These are not the same mutual funds that you can buy through your stockbroker even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution fees and operating expenses. PLEASE CONTACT US TO OBTAIN A COPY OF THE PROSPECTUSES FOR EACH FUND. YOU SHOULD READ THESE PROSPECTUSES CAREFULLY BEFORE INVESTING. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all variations of this Contract.

MIXED AND SHARED FUNDING - Fund shares may be sold to our other separate accounts, our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and other contract owners investing these Funds. If a material conflict arose, we will

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consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund.

VOTING RIGHTS - We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds' shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

-   Arrange for the handling and tallying of proxies received from Contract
    Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. As a result of proportional voting, a small number of Contract Owners could determine the outcome of a proposition subject to shareholder vote.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS - Subject to any applicable law, we may make certain changes to the underlying funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Contract Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.

We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

FEES AND PAYMENTS WE RECEIVE FROM FUNDS AND RELATED PARTIES- We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as "revenue sharing" payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds on the overall menu make payments to Hartford or an affiliate. We receive these payments and fees under agreements between us and a Fund's principal underwriter transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under distribution and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Hartford expects to make a profit on the amount of the fees and payments that exceed Hartford's own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.


The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2012, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):



AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Variable Insurance Series & Capital Research and Management Company, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, HL Investment Advisors, LLC, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pacific Investment Management Company, LLC, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds

10

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Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, Sterling Capital Variable Insurance Funds, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.

We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the HLS Funds) based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.


Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by Hartford varies by Fund and Hartford may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2012, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund). For the fiscal year ended December 31, 2012, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $106.8 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.


FIXED ACCUMULATION FEATURE


EFFECTIVE OCTOBER 4, 2013, WE WILL NO LONGER ACCEPT NEW ALLOCATIONS OR PREMIUM PAYMENTS TO THE FIXED ACCUMULATION FEATURE.



The following information applies only for Contract Value allocated to or in the Fixed Accumulation Feature prior to October 4, 2013.


THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE 1933 ACT AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURES. THE FIXED ACCUMULATION FEATURE IS NOT OFFERED IN ALL CONTRACTS.

Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account. Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.

We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State's minimum non-forfeiture requirements. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors.

We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis. The Fixed Accumulation Feature interest rates may vary by State.

ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEED INTEREST RATE FOR ANY GIVEN YEAR. WHILE WE DO NOT CHARGE A SEPARATE RIDER FEE FOR INVESTING IN THE FIXED ACCUMULATION FEATURE, OUR EXPENSES ASSOCIATED WITH OFFERING THIS FEATURE ARE FACTORED INTO THE FIXED ACCUMULATION FEATURE.

From time to time, we may credit increased interest rates under certain programs established in our sole discretion.


As stated above, effective October 4, 2013, we will no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.

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4. PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account's inception or the Sub-Account's inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge (CDSC), and Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.

The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for CDSC or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the Fund less the recurring charges at the Separate Account level.

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.

5. THE CONTRACT

A. PURCHASES AND CONTRACT VALUE

WHO CAN BUY THIS CONTRACT?

The Contract is an individual or group tax-deferred variable annuity Contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code. We no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts or additional Premium Payments into any individual annuity contract funded through a 403(b) plan;

-   Individual Retirement Annuities adopted according to Section 408 of the
    Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as non-qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.

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Refer to Appendix A for more information about the different forms of contracts we offer. Not all forms of contracts may be available through your Registered Representative or from each issuing company.

HOW DO YOU PURCHASE A CONTRACT?

You may only purchase a Contract through a Financial Intermediary. A Registered Representative will work with you to complete and submit an application or an order request form. Part of this process will include an assessment whether this variable annuity may be suitable for you. Prior to recommending the purchase or exchange of a deferred variable annuity, your Registered Representative shall make reasonable efforts to obtain certain information about you and your investment needs. This recommendation will be independently reviewed by a principal within your Financial Intermediary before an application or order will be sent to us. Your Premium Payment will not be invested in any Fund during this period.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, your Financial Intermediary will ask for your name, address, date of birth and other information that will allow us to identify you. They may also ask to see your driver's license or other identifying documents. Non-Resident Alien (NRA) application submissions require our prior approval.

The minimum initial Premium Payment required to buy this Contract varies based on the type of purchaser, variable annuity variation chosen and whether you enroll in a systematic investment program such as the InvestEase(R) Program. See Appendix A for more information. Financial Intermediaries may impose other requirements regarding the form of payment they will accept. Premium Payments not actually received by us within the time period provided below will result in the rejection of your application or order request.

Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.

We will not accept Premium Payments of $1 million or more unless we provide prior approval. We reserve the right to impose special conditions on anyone who seeks our prior approval to purchase a Contract with Premium Payments of $1 million or more. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your application:

- if you are seeking to purchase a Contract with an initial Premium Payment of $1 million or more;

- if total Premium Payments aggregated by social security number or taxpayer identification number equal $1 million or more; and

-   for all applications where the Owner or joint Owner are non-resident aliens.

You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.

It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.

CAN YOU CANCEL YOUR CONTRACT AFTER YOU PURCHASE IT?

If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.

Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Day we receive your request to cancel and will refund any sales or Contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.

If you cancel a Plus Contract, we will recapture any Payment Enhancements we previously credited to your Contract, and you will assume the risk of any investment loss on those Payment Enhancements.

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HOW ARE PREMIUM PAYMENTS APPLIED TO YOUR CONTRACT?

Your initial Premium Payment will usually be invested within two Valuation Days of our receipt at our Administrative Office of both a properly completed application or order request and the Premium Payment, both being in good order. If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Premium Payments based on your last instructions on record. We will send you a confirmation when we invest your Premium Payments.

If the request or other information accompanying the initial Premium Payment is incomplete or not in good order when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Administrative Office) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

Generally, we will receive your application or order request (whether for an initial purchase or a subsequent investment) after your Financial Intermediary has completed a suitability review. We will then consider if your investment is in good order. While the suitability good order process is underway, Premium Payments will not be applied to your Contract. You will not earn any interest on Premium Payments even if your Premium Payments have been sent to us or deposited into our bank account. We are not responsible for gains or lost investment opportunities incurred during this review period or if your Financial Intermediary asks us to unwind a transaction based on their review of your Registered Representative's recommendations. The firm that sold this Contract to you, and we, may directly or indirectly earn income on your Premium Payments. For more information, contact your Registered Representative.

HOW IS THE VALUE OF YOUR CONTRACT CALCULATED BEFORE THE ANNUITY COMMENCEMENT
DATE?

The Contract Value is the sum of the value of the Fixed Accumulation Feature, if applicable, and all Funds. There are two things that affect your Contract Value:
(1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.

When Premium Payments are credited to your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced by

- The net asset value per share of each Fund at the end of the prior Valuation Day; reduced by

- Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, divided by the number of days in the year multiplied by the number of days in the Valuation period.

We will send you a statement at least annually.

WHAT OTHER WAYS CAN YOU INVEST?

You may enroll in the following features (sometimes called a "Program") for no additional fee. Not all Programs are available with all Contract variations.

INVESTEASE

This electronic funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund. You can not use this Program to invest in the DCA Plus Programs.

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STATIC ASSET ALLOCATION MODELS

This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories.

If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature or a Dollar Cost Averaging Plus Program is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.

You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.

You may be required to invest in an acceptable asset allocation model as a condition for electing and maintaining certain guaranteed minimum withdrawal benefits.

Your investments in an asset allocation model will be rebalanced quarterly to reflect the model's original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain guaranteed minimum withdrawal benefits.

We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER? for more information.

You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Registered Representative. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

-   Asset Rebalancing

In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

-   Dollar Cost Averaging

We offer three dollar cost averaging programs:

       -   DCA Plus

       -   Fixed Amount DCA

       -   Earnings/Interest DCA


DCA Plus - EFFECTIVE OCTOBER 4, 2013, THE DCA PLUS PROGRAM WILL NO LONGER BE AVAILABLE AND WE WILL NO LONGER ACCEPT INITIAL OR SUBSEQUENT PREMIUM PAYMENTS INTO THE PROGRAM. CONTRACT OWNERS WHO HAVE COMMENCED EITHER A 12-MONTH OR 6-MONTH TRANSFER PROGRAM PRIOR TO OCTOBER 4, 2013 WILL BE ALLOWED TO COMPLETE THEIR CURRENT PROGRAM, BUT WILL NOT BE ALLOWED TO ELECT A NEW PROGRAM.


These programs allow you to earn a fixed rate of interest on investments. These programs are different from the Fixed Accumulation Feature. We determine, in our sole discretion, the interest rates to be credited. These interest rates may vary depending on the

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Contract you purchased and the date business is received. Please consult your Registered Representative to determine the interest rate for your Program.

You may elect to lock in a rate of interest using either the "12-Month Transfer Program" or the "6-Month Transfer Program".

- Under the 12-Month Transfer Program, new Premium Payments will be credited with an interest rate that will not change for 12 months. You must then transfer these investments into available Funds (and not the Fixed Accumulation Feature) during this 12 month period. You must make at least 7 but no more than 12 transfers to fully deplete sums invested in this Program. Transfers out will occur monthly.

- Under the 6-Month Transfer Program, new Premium Payments will be credited with an interest rate that will not change for 6 months. You must then transfer these investments into available Funds (and not the Fixed Accumulation Feature) during this 6 month period. You must make at least 3 but no more than 6 transfers to fully deplete sums invested in this Program. Transfers out will occur monthly.

- Each time you make a subsequent Premium Payment, you can invest in a different rate lock program. Any subsequent investments made in a month (or other interest rate effective period) other than your last program investment are considered a separate rate lock program investment. You can invest in up to 5 different rate lock programs at one time.

- You must invest at least $5,000 in each rate lock program ($2,000 for qualified plan transfers or rollovers, including IRAs). We may pre-authorize transfers from our Fixed Accumulation Feature subject to restrictions. This minimum amount applies to the initial and all subsequent Premium Payments in a given rate lock program.

- Pre-authorized transfers will begin within 15 days of receipt of the Program payment provided we receive complete enrollment instructions in good order.

- If a DCA Plus payment is received without enrollment instructions and a DCA Plus program is active on the contract, we will set up the new Program to mirror the existing one. If a DCA Plus payment is received without enrollment instructions and a DCA Plus program is not active on the contract, but is the future investment allocation and a Static Model Portfolio Plan is active on the contract, we will set up the new Program to move funds to the Static Model Portfolio Plan. Otherwise, we will contact your investment professional to obtain complete instructions. If we do not receive in good order enrollment instructions within the 15 day timeframe noted above, we will refund the Program payment for further instruction.

- If your Program payment is less than the required minimum amount, we will invest into the destination funds indicated on the Program instructions accompanying the payment. If Program instructions were not provided and a DCA Plus Program is active on the contract, we will apply the payment to the destination funds of the current DCA Plus program. Otherwise, we will contact your investment professional to obtain further investment instructions.

- The credited interest rate used under the DCA Plus Programs is not earned on the full amount of your Premium Payment for the entire length of the Program because Program transfers to Funds decrease the amount of your Premium Payment remaining in the Program.

- You may elect to terminate your involvement in this Program at any time. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Funds you designated.

Fixed Amount DCA - This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into a different Fund. This program begins approximately 15 days following the next monthly Contract Anniversary from the day the enrollment requested is established unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.

Earnings/Interest DCA - This feature allows you to regularly transfer (monthly or quarterly) the interest earned from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into another Fund. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.

AUTOMATIC INCOME PROGRAM

This systematic withdrawal feature allows you to make partial Surrenders up to 10% of your total Premium Payments each Contract Year without a Contingent Deferred Sales Charge. You can designate the Funds to be surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the Annual Withdrawal Amount, and if received prior to age 59 1/2, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Your level of participation in this program may result in your exceeding permissible withdrawal limits under certain optional withdrawal riders.

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OTHER PROGRAM CONSIDERATIONS

-   You may terminate your enrollment in any Program at any time.

- We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

       - any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or

       - any Fund is liquidated - then your allocations will be directed to any available money market Fund.

     You may always provide us with updated instructions following any of these events.

- Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

- We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you. Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund's investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular fund, see that Fund's prospectus.

- Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.


-   These Programs may be adversely affected by Fund trading policies.


CAN YOU TRANSFER FROM ONE FUND TO ANOTHER?

During those phases of your Contract when transfers are permissible, you may make transfers between Funds according to the following policies and procedures, as they may be amended from time to time.

In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.

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For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer", however, you cannot transfer the same Contract Value more than once a Valuation Day.

EXAMPLES

TRANSFER REQUEST PER VALUATION DAY                               PERMISSIBLE?
--------------------------------------------------------------------------------
Transfer $10,000 from a money market Sub-Account to a growth         Yes
Sub-Account
Transfer $10,000 from a money market Sub-Account to any              Yes
number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)
Transfer $10,000 from any number of different Sub-Accounts           Yes
to any number of other Sub-Accounts
Transfer $10,000 from a money market Sub-Account to a growth          No
Sub-Account and then, before the end of that same Valuation
Day, transfer the same $10,000 from the growth Sub-Account
to an international Sub-Account

SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CONTRACT YEAR (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution, or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT
TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.

Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.

In certain circumstances, Fund abusive trading policies do not apply or may be limited. For instance:

- Certain types of financial intermediaries may not be required to provide us with shareholder information.

- "Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

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- A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

- Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

- Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

- Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

- These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

- In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.

Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

FIXED ACCUMULATION FEATURE TRANSFERS - If applicable, during each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:

- 30% of the Contract Value in the Fixed Accumulation Feature as of the last Contract Anniversary or Contract issue date or the largest sum of your prior transfers. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers except for certain programs specified by us. The 30% does not include Contract Value in any DCA Plus Program; or

- An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.

We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs, except for transfers under our DCA Plus Program.

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If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.

We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.


As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Values in the Fixed Accumulation Feature to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.


TELEPHONE AND INTERNET TRANSFERS - Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact us as soon as possible.

We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Registered Representative. Any oral communication should be re-confirmed in writing.

Telephone or Internet transfer requests may currently only be cancelled by calling us before the end of the Valuation Day you made the transfer request.

We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.

POWER OF ATTORNEY - You may authorize another person to conduct financial and other transactions on your behalf by submitting a completed power of attorney form that meets the power of attorney requirements of your resident state law. Once we have the completed form on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you.

B. CHARGES AND FEES

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.

The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

- Mortality Risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- Expense Risk - We also bear an expense risk that the CDSCs, if applicable, and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.

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ANNUAL MAINTENANCE FEE

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.

ADMINISTRATIVE CHARGE

We apply a daily administration charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above.

PREMIUM TAXES

We deduct premium taxes imposed on us by a state or other government agency. Some states collect these taxes when Premium Payments are made; others collect at Annuitization. Since we pay premium taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The premium tax rate varies by state or municipality and currently ranges from 0% - 3.5%.

SALES CHARGES

We offer three contract variations that have a CDSC (these forms of contract are called "Outlook", "Plus" and our base contract (which does not have a separate marketing name but is sometimes referred to in this prospectus as the "Core" version)), one contract version has a front end sales charge (called "Edge") and one contract version has no sales charge (called "Access"). These types of charges (and any available reductions or waivers) are described in Section 2.

CHARGES AGAINST THE FUNDS

Annual Fund Operating Expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses.

REDUCED FEES AND CHARGES

We may offer, in our discretion, reduced fees and charges including, but not limited to, CDSCs, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.

Please see "Synopsis" for a description of charges and fees.

C. SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

BEFORE THE ANNUITY COMMENCEMENT DATE:

Full Surrenders - When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, CDSCs, a pro-rated portion of optional benefit charges, if applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.


See Appendix E for a description of an Enhanced Surrender Value Offer available for a limited time to certain Contract Owners.


Partial Surrenders - You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable CDSC. You can ask us to deduct the CDSC from the amount you are Surrendering or from your remaining Contract Value. If we deduct the CDSC from your remaining Contract Value, that amount will also be subject to CDSC. This is our default option.

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Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 8 (State Variations) for additional details.

There are several restrictions on partial Surrenders before the Annuity Commencement Date:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

- After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after a Surrender.

Your resulting standard Death Benefit will be reduced proportionately if you Surrender the majority of your Contract Value. See sections 6 and 7 for information regarding the impact of Surrenders to Death Benefits and optional benefits.


Under certain circumstances Hartford had permitted certain Contract Owners to reinstate their Contracts (and certain riders) when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to Hartford. Effective October 4, 2013, we will no longer allow Contract Owners to reinstate their Contracts (or riders) when a Contract Owner requests a Surrender (either full or Partial), except as noted in the section "Are there restrictions on how you must invest?"


AFTER THE ANNUITY COMMENCEMENT DATE:

Full Surrenders - You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable CDSCs. The Commuted Value is determined on the day we receive your written request for Surrender.

Partial Surrenders - Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 8 (State Variations) for additional details.

To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.

We will deduct any applicable CDSCs.

If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.

These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

HOW DO YOU REQUEST A SURRENDER?


Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone or on the Internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation. See Appendix E for a description of an Enhanced Surrender Value Offer available for a limited time to certain Contract Owners.


Written Requests - To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

-   your tax withholding amount or percentage, if any, and

-   your mailing address.

You may submit this form via facsimile.

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If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from; otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.

Telephone Requests - To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program, or you are no longer the owner of the Contract. Please call us with any questions regarding restrictions on telephone Surrenders.

Internet Requests - To request a partial Surrender by internet; we must have received your completed Internet partial Withdrawal Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept internet instructions for partial Surrenders from either Owner. Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program, or you are no longer the owner of the Contract. Please call us with any questions regarding restrictions on Internet Surrenders.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone and Internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.

Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone and Internet.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders. If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. CONSULT YOUR PERSONAL TAX ADVISER TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY.

More than one Contract issued in the same calendar year - If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.

Internal Revenue Code section 403(b) annuities - As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2 ). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.

D. ANNUITY PAYOUTS

When you "annuitize" your Contract, you begin the process of converting Accumulation Units in what is known as the "payout phase." The payout phase starts with your Annuity Commencement Date and ends when we make the last payment required under your Contract. You should answer the following questions:

-   When do you want Annuity Payouts to begin?

-   Which Annuity Payout Option do you want to use?

-   How often do you want the Payee to receive Annuity Payouts?

- Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?

Please check with your Registered Representative to select the Annuity Payout Option that best meets your income needs.

WHEN DO YOUR ANNUITY PAYOUTS BEGIN?

Your Annuity Commencement Date cannot be earlier than:

X  2nd Contract Anniversary - if choosing a fixed dollar amount Annuity Payout

X  Immediately - if choosing a variable dollar amount Annuity Payout

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or be later than:


X Annuitant's 90th birthday (or if the Contract Owner is a Charitable Remainder Trust, the Annuitant's 100th birthday); or


X  10th Contract Year (subject to state variation)


EFFECTIVE OCTOBER 4, 2013 WE WILL NO LONGER ALLOW CONTRACT OWNERS TO EXTEND THEIR ANNUITY COMMENCEMENT DATE EVEN THOUGH WE MAY HAVE GRANTED EXTENSIONS IN THE PAST TO YOU OR OTHER SIMILARLY SITUATED INVESTORS.


The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?

Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant's age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

LIFE ANNUITY WITH A CASH REFUND

We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.

JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

-   Remain the same at 100%, or

-   Decrease to 66.67%, or

-   Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

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When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

-   Remain the same at 100%, or

-   Decrease to 66.67%, or

-   Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

PAYMENTS FOR A PERIOD CERTAIN

We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant's age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, OR PAYMENTS FOR A PERIOD CERTAIN ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE, IF APPLICABLE, MAY BE DEDUCTED.

For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

Automatic Annuity Payouts - If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.

HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

-   monthly,

-   quarterly,

-   semi-annually, or

-   annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

DO YOU WANT ANNUITY PAYOUTS TO BE FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

Fixed Dollar Amount Annuity Payouts - Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us.

Variable Dollar Amount Annuity Payouts - Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

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The dollar amount of the first variable Annuity Payout depends on:

-   the Annuity Payout Option chosen,

-   the Annuitant's attained age and gender (if applicable),

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

-   the Assumed Investment Return ("AIR").

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.

The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.

You can select one of the following AIRs offered, subject to state variations:

          ANNUITY                ANNUITY                ANNUITY
 AIR    UNIT FACTOR     AIR    UNIT FACTOR     AIR    UNIT FACTOR
-------------------------------------------------------------------
 3%      0.999919%      5%      0.999866%      6%      0.999840%

The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.

For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.

After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.

Combination Annuity Payout - You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.

E. STANDARD DEATH BENEFITS

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts. We calculate the Death Benefit when, and as of the date that, we receive a certified death certificate or other legal document acceptable to us. The Death Benefits described below are at no additional cost. Standard Death Benefits are automatically included in your Contract unless superseded by certain optional benefits. Terms and titles used in riders to your Contract may differ from those used in this prospectus.

The calculated Death Benefit will remain invested according to the Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds.

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THE PREMIUM SECURITY DEATH BENEFIT

This standard Death Benefit is automatically issued if you and the Annuitant are all younger than age 81 when the Contract is issued. This Death Benefit is the highest of:

-   Contract Value; or

-   Total Premium Payments adjusted for partial Surrenders; or

-   The lesser of:

       -   Maximum Anniversary Value, or

       - the sum of Contract Value plus 25% of Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death).

Please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I.

THE ASSET PROTECTION DEATH BENEFIT

This standard Death Benefit is automatically issued if you or the Annuitant are between ages 81 to 85 when the Contract is issued. This Death Benefit is the highest of:

-   Contract Value; or

-   The lesser of:

       -   Premium Payments (adjusted for partial Surrenders), or

       - the sum of Contract Value plus 25% of total Premium Payments adjusted for partial Surrenders (excluding Premium Payments we receive within 12 months of death).

If one of the Owners and Annuitant is age 81 or older on the date we issue this Contract and one of the Owners and Annuitant is age 79 or younger on the date we issue this Contract; however, the Death Benefit payable upon the death of the younger of the Owners or Annuitant will be the lesser of Maximum Anniversary Value or the sum of Contract Value plus 25% of Maximum Anniversary Value.

Please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.

MAXIMUM ANNIVERSARY VALUE

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or the date of death, whichever is earlier.

The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

- Your Anniversary Value is reduced for any partial Surrenders since the Contract Anniversary.

The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

ADJUSTMENTS FOR SURRENDERS

We calculate the adjustments to your Maximum Anniversary Value for any Surrenders by reducing your Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Anniversary Value proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.

For examples of how this is applied for the Premium Security Death Benefit, please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I and for the Asset Protection Death Benefit, please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.

We calculate the adjustment to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.

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ADDITIONAL INFORMATION ABOUT DEATH BENEFITS

We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed:

a. the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or

b.  the aggregate Contract Value plus $1 million.

Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable by us. The Death Benefit amount remains invested and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.

If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our "Safe Haven Program." Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. We will credit interest at a rate determined periodically in our sole discretion. THE INTEREST RATE IS BASED UPON THE ANALYSIS OF INTEREST RATES CREDITED TO FUNDS LEFT ON DEPOSIT WITH OTHER INSURANCE COMPANIES UNDER PROGRAMS SIMILAR TO THE HARTFORD'S SAFE HAVEN PROGRAM. IN DETERMINING THE INTEREST RATE, WE ALSO FACTOR IN THE IMPACT OF OUR PROFITABILITY, GENERAL ECONOMIC TRENDS, COMPETITIVE FACTORS AND ADMINISTRATIVE EXPENSES. THE INTEREST RATE CREDIT IS NOT THE SAME RATE EARNED ON ASSETS IN THE FIXED ACCUMULATION FEATURE OR PERSONAL PENSION ACCOUNT AND IS NOT SUBJECT TO MINIMUM INTEREST RATES PRESCRIBED BY STATE NON-FORFEITURE LAWS. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.

The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying Contingent Deferred Sales Charges, if any. We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.

The Beneficiary of a non-qualified Contract or IRA (prior to the required distribution date) may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner's death.

If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.

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WHAT SHOULD THE BENEFICIARY CONSIDER?

Alternatives to the Required Distributions - The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

Spousal Contract Continuation - If the Owner dies and the Owner's Spouse is a beneficiary, then the portion of the Contract payable to the Spouse may be continued with the Spouse as Owner, unless the Spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. For certain Contracts, if the Contract continues with the Spouse as Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract continuation will only apply one time for each Contract.

WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.

If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.

IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving joint       The Annuitant is living or       Joint Contract Owner receives
                                 Contract Owner                   deceased                         the Death Benefit.
Contract Owner                   There is no surviving joint      The Annuitant is living or       Designated Beneficiary receives
                                 Contract Owner                   deceased                         the Death Benefit.
Contract Owner                   There is no surviving joint      The Annuitant is living or       Contract Owner's estate
                                 Contract Owner and the           deceased                         receives the Death Benefit.
                                 Beneficiary predeceases the
                                 Contract Owner
Annuitant                        The Contract Owner is living     There is no named Contingent     The Contract Owner becomes the
                                                                  Annuitant                        Contingent Annuitant and the
                                                                                                   Contract continues. The
                                                                                                   Contract Owner may waive this
                                                                                                   presumption and receive the
                                                                                                   Death Benefit.
Annuitant                        The Contract Owner is living     The Contingent Annuitant is      Contingent Annuitant becomes
                                                                  living                           the Annuitant, and the Contract
                                                                                                   continues.

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                             AND . . .                               THEN THE . . .
Contract Owner                            The Annuitant is living                   Designated Beneficiary becomes the
                                                                                    Contract Owner.
Annuitant                                 The Contract Owner is living              Contract Owner receives the payout at
                                                                                    death, if any.
Annuitant                                 The Annuitant is also the Owner           Designated Beneficiary receives the
                                                                                    payout at death, if any.

THESE ARE THE MOST COMMON SCENARIOS. SOME OF THE ANNUITY PAYOUT OPTIONS MAY NOT RESULT IN A PAYOUT AT DEATH.

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6. OPTIONAL DEATH BENEFITS

A. MAV PLUS

OBJECTIVE

Refund net Premium Payments as well as some percentage of any Contract Value gains.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

The Death Benefit will be the greater of the standard Death Benefit and MAV Plus Death Benefit. If you also elect any optional benefit rider, the Death Benefit will be the greater of such optional rider and this rider.

The MAV Plus Death Benefit is the greatest of:

A.  Contract Value on the date we receive due proof of death.

B. Total Premium Payments adjusted for any partial Surrenders (see clause D below for a description of this adjustment).

C. Maximum Anniversary Value - The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or the date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:
    (a) Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and (b) Anniversary Value is adjusted for any partial Surrenders since the Contract Anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

D. Earnings Protection Benefit - The Earnings Protection Benefit depends on the age of you and/or your Annuitant on the date this rider is added to your Contract.

       - If each is aged 69 or younger, the Death Benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap.

       - If you and/or your Annuitant are age 70 or older on the date this rider is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.

    We determine Contract gain by subtracting your Contract Value on the date you added this rider from the Contract Value on the date we receive due proof of death. We then deduct any Premium Payments and add adjustments for any partial Surrender made during that time. We make an adjustment for partial Surrenders if the amount of Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.

    We calculate the adjustment to your Maximum Anniversary Value for any Surrenders by reducing your Maximum Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Maximum Anniversary Value proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender. Please refer to the examples in Appendix I for illustrations of this adjustment.

    The Contract gain that is used to determine your Death Benefit has a limit or cap. The cap is 200% of the following:

       - the Contract Value on the date this rider was added to your Contract; plus

       - Premium Payments made after this rider was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus

       -   any adjustments for partial Surrenders.

    If you elect MAV Plus, the Death Benefit will be the greater of the Premium Security Death Benefit and the MAV Plus Death Benefit.

WHEN CAN YOU BUY THIS RIDER?


The MAV Plus rider is closed to new investors.


You may elect this rider only at the time of issue and once you do so, your choice is irrevocable. You may not choose this optional Death Benefit if the Owner(s) and/or Annuitant are age 76 or older on the Contract issue date. In states where the MAV Plus Death Benefit is not available, we offer the "Maximum Anniversary Value (MAV) Death Benefit" for the same additional fee. The MAV Death Benefit is the same as the MAV Plus Death Benefit but excludes the Earnings Protection Benefit.

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DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

No.

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The annual charge for this rider is based on your daily Contract Value and is deducted daily. The charge for this rider continues to be deducted until we begin to make Annuity Payouts.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

No. This rider is not affected by the Benefit Amount or Payment Base.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

No.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes.

DOES THIS RIDER REPLACE STANDARD DEATH BENEFITS?

No.

CAN YOU REVOKE THIS RIDER?

No.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Surrenders will reduce the MAV Plus Death Benefit and will be subject to CDSCs, if any.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

We reserve the right to approve all ownership changes, including any assignment of your Contract to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits.

You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR CONTRACT RIGHTS?

Yes. If your Spouse continues the Contract as Owner, we will use the date the Contract is continued with your Spouse as Owner as the effective date this rider was added to the Contract. This means we will use the date the Contract is continued with your Spouse as Owner as the effective date for calculating this Death Benefit going forward. The percentage used for this Death Benefit will be determined by the oldest age of any remaining joint Owner or Annuitant at the time the Contract is continued. Spousal Contract continuation can apply once during the term of this Contract.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

This rider will be terminated and the fee will no longer be assessed.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

No.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

No.

CAN WE AGGREGATE CONTRACTS?

Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed:

a. the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or

b.  the aggregate Contract Value plus $1 million.

Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.

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OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- This rider is not available in all states or is named differently in those states.

- If your Contract has no gain, your Beneficiary will receive no additional benefit.

- A Death Benefit is paid to Beneficiaries upon the death of the Annuitant or any Owner, whichever occurs first.

- This rider may be used to supplement Death Benefits in other optional riders. In certain instances, however, this additional Death Benefit coverage could be superfluous.

-   Annuitizing your Contract will extinguish this rider.

7. OPTIONAL WITHDRAWAL BENEFITS

A. THE HARTFORD'S PRINCIPAL FIRST PREFERRED

OBJECTIVE

Protect your Premium Payments from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider protects Premium Payments by guaranteeing annual Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted.

WHEN CAN YOU BUY THIS RIDER?


The Hartford's Principal First Preferred rider is closed to new investors.


For investors purchasing a Contract after August 14, 2006, the maximum age of any Contract Owner or Annuitant when electing this rider is age 70. For all other investors, the maximum age of any Contract Owner or Annuitant electing this rider is age 85 for non-qualified plans and age 70 for IRA or qualified plans. If not elected at issue, Plus Contract Owners must wait until after the first Contract Anniversary before purchasing this benefit.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any optional riders other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. We will continue to deduct The Hartford's Principal First Preferred Charge until we begin to make Annuity Payouts or the rider is revoked.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. If you elect the rider at a later date, your Contract Value on the date it is added to your Contract will be the initial Benefit Amount. Partial Surrenders in excess of your annual Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate Benefit Payments. If you elect the rider when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. The maximum Benefit Payment is 5% of your Benefit Amount. Benefit Payments are available at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current Contract Year. For example, if you do not take 5% one Contract Year, you may not take more than 5% the next Contract Year.

If you elect this rider when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you purchase this rider after you purchase your Contract, we count the first year as the time between the date you added this rider to your Contract and your next Contract Anniversary, which could be less than a year.

Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment on a dollar-for-dollar basis. When you make a subsequent Premium Payment, your Benefit Payments will increase by 5% of the amount of the subsequent Premium Payment.

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Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.

If, in one year, your Surrenders total more than your annual Benefit Payment, we will recalculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.

Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:

A. If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding subsequent Premium Payments), are equal to or less than the Benefit Payment, the new Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

B. If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

       (i)  The Contract Value immediately following the partial Surrender; or

       (ii) The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

Please refer to examples 2 - 6 for The Hartford's Principal First Preferred in Appendix I for illustrations regarding recalculation of your Benefit Amount.

Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions ("RMD"). An RMD may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.

IS THIS RIDER DESIGNED TO PAY YOU A DEATH BENEFIT?

No. However, partial Surrenders will reduce the standard Death Benefit.

DOES THIS RIDER REPLACE STANDARD DEATH BENEFITS?

No.

CAN YOU REVOKE THIS RIDER?

Yes. You may revoke this rider in writing anytime following the earlier of the 5th Contract Year (if elected at issuance) or the 5th anniversary of electing this rider post-issuance or at the time we exercise our right to impose investment restrictions. You may terminate this rider by submitting The Hartford's Principal First Preferred Termination Form to our Administrative Office or by calling us. Termination requests will not be accepted more than 30 days prior to your fifth rider anniversary. Annuitizing your Contract instead of receiving Benefit Payments will terminate this rider. If you revoke this rider you will not be able to elect any other optional benefit rider or participate in a Company-sponsored exchange program. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable CDSC.

If, in one year, your Surrenders total more than your annual Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

If your Contract Value is reduced to zero due to receiving annual Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments.

You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.

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WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:

-   The Benefit Amount immediately prior to the ownership change or assignment;
    or

-   The Contract Value at the time of the ownership change or assignment.

The Benefit Payment will then be reset to 5% of the new Benefit Amount.

If the Owner dies and the sole Beneficiary is the Owner's Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.

You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

Yes. If the Owner dies and the sole Beneficiary is the deceased Owner's Spouse at the time of death, that Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

You may elect the annuitization option at any time. If you annuitize your Contract, you may choose this payout option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option (called the "PFP Annuity Payout Option"), we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Owner or the Annuitant should die before the PFP Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PFP Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PFP Payout Option. Electing this option forfeits any right to Death Benefit values calculated under the standard Death Benefit or any optional death benefits you may have purchased. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed Annuity Payout option until your Benefit Amount is depleted.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?


Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date.


ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.

CAN WE AGGREGATE CONTRACTS?

Yes. We reserve the right to treat all Contracts issued to you by us or one of our affiliates as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect optional withdrawal benefits in such other Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:


- We can revoke this rider if you violate the investment restrictions requirements.


- The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used in the calculation of the Benefit Amount and Benefit Payment is based on the investment performance of your Sub-Accounts.

-   Benefit Payments can't be carried forward from one year to the next.

- Annual Surrenders exceeding 5% accelerate depletion of your Benefit Amount even if you use the Automatic Income Program to meet RMD requirements. No reliable assumptions can be made that your payments will continue for any particular number of years.

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- Additional contributions made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional contribution restores the Benefit Amount to the previous Benefit Amount.

- If elected post-issuance, the first one year period will be considered to be the time period between election and the next following Contract Anniversary.

- When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.


- We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.


B. THE HARTFORD'S LIFETIME INCOME FOUNDATION

OBJECTIVE

Protect principal from poor market performance, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

- LIFETIME WITHDRAWAL BENEFIT. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life's 60th birthday, until the first death of any Covered Life ("Single Life Option") or the second death of any Covered Life ("Joint/Spousal Option"). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life's 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

- GUARANTEED MINIMUM DEATH BENEFIT. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. PARTIAL SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. THIS GUARANTEED MINIMUM DEATH BENEFIT REPLACES THE STANDARD DEATH BENEFITS PROVIDED UNDER THIS CONTRACT.

WHEN CAN YOU BUY THIS RIDER?

The Hartford's Lifetime Income Foundation is closed to new investors.

When you buy this rider, you must provide us with the names and ages of the Owner, any joint Owner, Annuitant and Beneficiary.

A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.

The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.

The maximum age of any Contract Owner or Annuitant when electing this rider is
80. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 81.

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DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any rider other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary AFTER your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on:

- Subsequent Premium Payments. Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

- Partial Surrenders. Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the aggregate amount of the partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

    A. If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

    B.  If cumulative partial Surrenders during an Eligible Withdrawal Year are
        (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

    C. For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.

Partial Surrenders will diminish the Guaranteed Minimum Death Benefit. Please refer to the Examples in Appendix I for a more complete description of these effects.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

Yes. However, your Withdrawal Percent, and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance,

- If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

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- If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issue date to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

     ATTAINED AGE OF RELEVANT COVERED                WITHDRAWAL PERCENT
     LIFE ON THE CONTRACT ANNIVERSARY         SINGLE LIFE         JOINT/SPOUSAL
   PRIOR TO THE FIRST PARTIAL SURRENDER          OPTION               OPTION
--------------------------------------------------------------------------------
                  60 - 64                         5.0%                 4.5%
                  65 - 69                         5.5%                 5.0%
                  70 - 74                         6.0%                 5.5%
                  75 - 79                         6.5%                 6.0%
                    80+                           7.0%                 6.5%

Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year; you will not be able to carry remaining amounts forward to future Contract Years.

IS THIS RIDER DESIGNED TO PAY YOU A DEATH BENEFIT?

Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

    A. If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

    B.  If cumulative partial Surrenders during an Eligible Withdrawal Year are
        (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

    C. For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled "CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT" for more information on the continuation of the Lifetime Benefit Payments by your Spouse.

DOES THIS RIDER REPLACE THE STANDARD DEATH BENEFIT?

Yes.

CAN YOU REVOKE THIS RIDER?

Yes. Anytime following the earlier of Spousal Contract continuation or the 5th Contract Year, the Contract Owner may also elect to revoke the Lifetime Withdrawal Benefits whereupon we will deduct one last pro-rated fee for this rider and only the Guaranteed Minimum Death Benefit shall continue to apply. Certain changes in the Covered Life will also constitute a revocation of the Withdrawal Benefits. A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Please refer to the discussion under "DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?" for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the

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Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.

Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new Relevant Covered Life.

After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.

Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.

You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then we will:

    A. If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit only. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

    B. If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, or we no longer offer this rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

    A. If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

    B. If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change; or

    C. If we offer this rider and the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

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If the rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.

The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

SINGLE LIFE OPTION ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving             The Annuitant is living or       Joint Contract Owner receives
                                 non-spousal Contract Owner       deceased                         the Death Benefit and this
                                                                                                   rider terminates
Contract Owner                   There is a surviving spousal     The Annuitant is living or       Joint Contract Owner receives
                                 Contract Owner                   deceased                         the Death Benefit and this
                                                                                                   rider can continue under
                                                                                                   Spousal Contract continuation
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Designated
                                 Owner                            deceased                         Beneficiary receives the Death
                                                                                                   Benefit
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Estate
                                 Owner or Beneficiary             deceased                         receives the Death Benefit
Annuitant                        Contract Owner is living         There is no Contingent           Contract continues, no Death
                                                                  Annuitant and the Contract       Benefit is paid, and this rider
                                                                  Owner becomes the Contingent     continues
                                                                  Annuitant
Annuitant                        Contract Owner is living         There is no Contingent           Rider terminates and Contract
                                                                  Annuitant and the Contract       Owner receives the Death
                                                                  Owner waives their right to      Benefit
                                                                  become the Contingent Annuitant
Annuitant                        Contract Owner is Living         Contingent Annuitant is Living   Contingent Annuitant becomes
                                                                                                   the Annuitant and the Contract
                                                                                                   and this rider continues

JOINT/SPOUSAL ELECTION:

IF THE DECEASED IS . . .                 AND . . .                          AND . . .                       THEN THE . . .
Contract Owner               There is a surviving Contract      The Annuitant is living or         The surviving Contract Owner
                             Owner                              deceased                           continues the Contract and rider;
                                                                                                   we will increase the Contract
                                                                                                   Value to the Death Benefit value
Contract Owner               There is no surviving Contract     The Spouse is the sole primary     Follow Spousal Contract
                             Owner                              beneficiary                        continuation rules for joint life
                                                                                                   elections
Contract Owner               There is no surviving Contract     The Annuitant is living or         Rider terminates and Contract
                             Owner or Beneficiary               deceased                           Owner's estate receives the Death
                                                                                                   Benefit
Annuitant                    The Contract Owner is living       There is a Contingent Annuitant    The Rider continues; upon the
                                                                                                   death of the last surviving
                                                                                                   Covered Life, the rider will
                                                                                                   terminate.

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Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

-   SINGLE LIFE OPTION:

If a Covered Life dies and the Beneficiary is the deceased Covered Life's Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales of this rider at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.

If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit, the Guaranteed Minimum Death Benefit will be set equal to the Contract Value and the rider charge will no longer be assessed.

-   JOINT/SPOUSAL OPTION:

This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

- The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

- The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

- The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender; and

- The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.

The remaining Covered Life can not name a new Owner of the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will then terminate upon the death of the remaining Covered Life.

If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the age of the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our minimum Contract Value then in effect. By annuitizing your Contract and choosing an income option, you will be exchanging your accumulated savings and Death Benefits for a guaranteed income stream.

If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

-   SINGLE LIFE OPTION:

If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.

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If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.

If the Annuitant is alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percent or 5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

This option may not be available if the Contract is issued to qualify under Code
Section 401, 403, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

-   JOINT/SPOUSAL OPTION:

If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.

If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.

If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of Withdrawal Percent or 4.5%. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?


Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value. Effective October 4, 2013, we are exercising this contractual right for the products described in Appendix D to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D. Your selected allocations will be automatically re-balanced quarterly. If your allocations do not currently comply with the investment restrictions described in Appendix D, we must receive allocation instructions from you prior to October 4, 2013 that comply with the investment restrictions described in Appendix D. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.



We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment pro-grams, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to "Other Program

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considerations" under the section entitled "What other ways can you invest?" in
Section 4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.



EXCEPT AS PROVIDED BELOW, FAILURE TO COMPLY WITH THE INVESTMENT RESTRICTIONS WILL RESULT IN TERMINATION OF THE RIDER. IF THE RIDER IS TERMINATED BY US FOR VIOLATION OF APPLICABLE INVESTMENT RESTRICTIONS, WE WILL ASSESS A PRO-RATED SHARE OF THE RIDER CHARGE AND WILL NO LONGER ASSESS A RIDER CHARGE THEREAFTER. TERMINATION OF THE RIDER WILL NOT TERMINATE ANY CONCURRENT GUARANTEED MINIMUM DEATH BENEFIT RIDER.



If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to rein-state the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen business day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the termination or Contract Value as of the date of reinstatement. Your With-drawal Percentage will be reset to equal the Withdrawal Percentage prior to termination unless during the reinstatement period the relevant Covered Life qualifies for a new age band.



Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.


ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?


Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.


CAN WE AGGREGATE CONTRACTS?

Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.

We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

- Your annual Lifetime Benefit Payment may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

- Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these "lifetime" benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

- Even though this rider is designed to provide "living benefits," you should not assume that you will necessarily receive "payments for life" if you have violated any of the terms of this rider.

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- The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

- The determination of the "Relevant" Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

- We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time.

- Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

- You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or be able to elect optional riders other than MAV Plus.

- When the Single Life Option is chosen, your Spouse may find continuation of this rider to be unavailable or unattractive after the death of the Covered Life. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

- The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

- Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

-   This rider may not be suitable if a Covered Life is under attained age 60.

- The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.


- We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.


C. THE HARTFORD'S LIFETIME INCOME BUILDER II

OBJECTIVE

Protect your investment from poor market performance through potential annual automatic Payment Base increases, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

- LIFETIME WITHDRAWAL BENEFIT. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life's 60th birthday, until the first death of any Covered Life ("Single Life Option") or until the second death of any Covered Life ("Joint/Spousal Option"). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary, as adjusted by annual Payment Base increases, multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life's 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

- GUARANTEED MINIMUM DEATH BENEFIT. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for Partial Surrenders or Contract Value as of the date due proof of death is received for any

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  Contract Owner or Annuitant. PARTIAL SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. THIS GUARANTEED MINIMUM DEATH BENEFIT REPLACES THE STANDARD DEATH BENEFITS PROVIDED UNDER THIS CONTRACT.

WHEN CAN YOU BUY THIS RIDER?

The Hartford's Lifetime Income Builder II is closed to new investors.

When you buy this rider, you must provide us with the names and ages of the Owner, any joint Owner, Annuitant and Beneficiary.

A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.

The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.

The maximum age of any Contract Owner or Annuitant when electing this rider is
75. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 76.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any rider other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary AFTER your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.

We reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. Fee increases will not apply if (a) the age of the Relevant Covered Life is 80 or older; or (b) you notify us in writing of your election to permanently waive automatic Payment Base increases. This fee may not be the same as the fee that we charge new purchasers.

Subject to the foregoing limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.

We may offer a lower fee to customers who agree to participate in any asset allocation models, investment programs, or fund-of-funds we may designate from time to time.

You will receive advanced notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:

-   Notifying us in writing, verbally or electronically, if available.

- Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

- We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

- We will only honor notifications from the Owner or joint Owner and not through your broker.

- Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.

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- If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider's rules.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders as well as automatic Payment Base increases. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on certain changes in Covered Lives.

- Automatic Payment Base increases. Your Payment Base may fluctuate based on annual "automatic Payment Base increases." You will be qualified for annual automatic Payment Base increases commencing on your first Contract Anniversary. Automatic Payment Base increases will cease upon the earlier of the Annuity Commencement Date or the Contract Anniversary immediately following the Relevant Covered Life's attained age of 80. Automatic Payment Base increases are based on your then current Anniversary Value (prior to the rider charge being taken) divided by your Maximum Contract Value and then reduced by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Payment Base increases will not take place if the investment performance of your Sub-Accounts is neutral or negative.

- Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

- Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

    A. If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

    B.  If cumulative partial Surrenders during an Eligible Withdrawal Year are
        (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

    C. For any partial Surrender that first causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.

Partial Surrenders will diminish the Guaranteed Minimum Death Benefit.

See Examples 7, 8 and 10-14 under The Hartford's Lifetime Income Builder II.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

Yes. However, your Withdrawal Percentage and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance:

- If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

- If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issuance to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

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     ATTAINED AGE OF RELEVANT COVERED                WITHDRAWAL PERCENT
     LIFE ON THE CONTRACT ANNIVERSARY         SINGLE LIFE         JOINT/SPOUSAL
   PRIOR TO THE FIRST PARTIAL SURRENDER          OPTION               OPTION
--------------------------------------------------------------------------------
                  60 - 64                         5.0%                 4.5%
                  65 - 69                         5.5%                 5.0%
                  70 - 74                         6.0%                 5.5%
                  75 - 79                         6.5%                 6.0%
                    80+                           7.0%                 6.5%

Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year, you will not be able to carry remaining amounts forward to future Contract Years.

See Examples 1-6 and 11-14 under The Hartford's Lifetime Income Builder II.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

    A. If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

    B.  If cumulative partial Surrenders during an Eligible Withdrawal Year are
        (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

    C. For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled "CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT" for more information on the continuation of the Lifetime Benefit Payments by your Spouse.

See Examples 9, 10 and under The Hartford's Lifetime Income Builder II.

DOES THIS RIDER REPLACE THE STANDARD DEATH BENEFIT?

Yes.

CAN YOU REVOKE THIS RIDER?

No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Please refer to "DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?" for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments.

See Examples 7, 8 and 10-14 under The Hartford's Lifetime Income Builder II.

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WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.

Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.

After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.

Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.

You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

    A. If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit only. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

    B. If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, or we no longer offer this rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then we will:

    A. If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

    B. If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The Maximum Contract Value will be recalculated to equal the Contract Value on the date of the change; or

    C. If we offer this rider and the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.


If the rider is no longer available for sale, the maximum age limitation of the rider is 76.

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The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

SINGLE LIFE OPTION ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving             The Annuitant is living or       Joint Contract Owner receives
                                 non-spousal Contract Owner       deceased                         the Death Benefit and this
                                                                                                   rider terminates
Contract Owner                   There is a surviving spousal     The Annuitant is living or       Joint Contract Owner receives
                                 Contract Owner                   deceased                         the Death Benefit and this
                                                                                                   rider can continue under
                                                                                                   Spousal Contract continuation
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Designated
                                 Owner                            deceased                         Beneficiary receives the Death
                                                                                                   Benefit
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Estate
                                 Owner or Beneficiary             deceased                         receives the Death Benefit
Annuitant                        Contract Owner is living         There is no Contingent           Contract continues, no Death
                                                                  Annuitant and the Contract       Benefit is paid, and this rider
                                                                  Owner becomes the Contingent     continues
                                                                  Annuitant
Annuitant                        Contract Owner is living         There is no Contingent           Rider terminates and Contract
                                                                  Annuitant and the Contract       Owner receives the Death
                                                                  Owner waives their right to      Benefit
                                                                  become the Contingent Annuitant
Annuitant                        Contract Owner is Living         Contingent Annuitant is Living   Contingent Annuitant becomes
                                                                                                   the Annuitant and the Contract
                                                                                                   and this rider continues

JOINT/SPOUSAL ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving Contract    The Annuitant is living or       The surviving Contract Owner
                                 Owner                            deceased                         continues the Contract and
                                                                                                   rider; we will increase the
                                                                                                   Contract Value to the Death
                                                                                                   Benefit value
Contract Owner                   There is no surviving Contract   The Spouse is the sole primary   Follow Spousal Contract
                                 Owner                            beneficiary                      continuation rules for joint
                                                                                                   life elections
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates and Contract
                                 Owner or Beneficiary             deceased                         Owner's estate receives the
                                                                                                   Death Benefit
Annuitant                        The Contract Owner is living     There is a Contingent Annuitant  The Rider continues; upon the death of the last surviving
                                                                                                   Covered Life, the rider will
                                                                                                   terminate.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

-   SINGLE LIFE OPTION:

If a Covered Life dies and the Beneficiary is the deceased Covered Life's Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime

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Withdrawal Benefits at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.

If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit, the Guaranteed Minimum Death Benefit will be set equal to the Contract Value and the rider charge will no longer be assessed.

-   JOINT/SPOUSAL OPTION:

This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

- The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date

- The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date

- The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender

- The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.

The remaining Covered Life can not name a new owner on the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.

If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.

See Example 17 under The Hartford's Lifetime Income Builder II.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our minimum Contract Value then in effect.

If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

-   SINGLE LIFE OPTION:

If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.

If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.

If the Annuitant and joint Annuitant are alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.

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The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

This option may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

-   JOINT/SPOUSAL OPTION:

If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.

If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.

If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 4.5%. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?


Yes. Effective October 4, 2013, we are exercising our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D. Your selected allocations will be automatically rebalanced quarterly. If your allocations do not currently comply with the investment restrictions described in Appendix D, we must receive allocation instructions from you prior to October 4, 2013 that comply with the investment restrictions described in Appendix D. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.



We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to "Other Program considerations" under the section entitled "What other ways can you invest?" in Section 4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.



EXCEPT AS PROVIDED BELOW, FAILURE TO COMPLY WITH THE INVESTMENT RESTRICTIONS WILL RESULT IN TERMINATION OF THE RIDER. IF THE RIDER IS TERMINATED BY US FOR VIOLATION OF APPLICABLE INVESTMENT RESTRICTIONS, WE WILL ASSESS A PRO-RATED SHARE OF THE RIDER CHARGE AND WILL NO LONGER ASSESS A RIDER CHARGE THEREAFTER. TERMINATION OF THE RIDER WILL NOT TERMINATE ANY CONCURRENT GUARANTEED MINIMUM DEATH BENEFIT RIDER.



If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen business day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to

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reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the termination or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to termination unless during the reinstatement period the relevant Covered Life qualifies for a new age band.



Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.


ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?


Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.


See Examples 9 and 10 under The Hartford's Lifetime Income Builder II.

CAN WE AGGREGATE CONTRACTS?

Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.

We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

- Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

- Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these "lifetime" benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

- Even though this rider is designed to provide "living benefits," you should not assume that you will necessarily receive "payments for life" if you have violated any of the terms of this rider.

- The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

- The determination of the "Relevant" Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

- We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

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- Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

- You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or able to elect optional riders other than MAV Plus.

- When the Single Life Option is chosen, Spouses may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

- The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

- Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

-   This rider may not be suitable if a Covered Life is under attained age 60.

- Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

- We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

- The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

D. THE HARTFORD'S PRINCIPAL FIRST

OBJECTIVE

Protect your investment from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect "step-ups" that reset your Benefit Amount to the then prevailing Contract Value.

You or your Spouse (if Spousal Contract continuation has been chosen) may elect to step-up your Benefit Amount following the 5th Contract Year that you added this rider to your Contract and again on each fifth anniversary from the last time you elected to step-up your Benefit Amount (or upon Spousal Contract continuation, whichever is earlier)(these dates are called "election dates" in this section). Your Benefit Amount will then become the Contract Value as of the close of business on the Valuation Date that you properly made this election. Each time that you exercise step-up rights, your Benefit Payment will be reset to 7% of the new Benefit Amount, but will never be less than your then existing Benefit Payment. You must follow certain requirements to make this election:

- We will accept requests for a step-up in writing, verbally or electronically, if available.

- Written elections must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of making this election. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

- We will not accept any election request prior to an election date. You may not post-date your election.

- If an election form is received in good order on or after an election date, the step-up will occur as of the close of business on the Valuation Day that the request is received by us at our Administrative Office. We reserve the right to require you to elect step-ups only on Contract Anniversaries.

- We will not honor any election request if your Contract Value is less than your Benefit Amount effective as of the step-up effective date.

- Your election is irrevocable. This means that if your Contract Value increases after your step-up, you can not ask us to reset your Benefit Amount again until your next election date. The fee for this rider may also change when you make this election and will remain in effect until your next election, if any.

WHEN CAN YOU BUY THIS RIDER?


The Hartford's Principal First rider is closed to new investors and post-issue election.

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DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any riders other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. The charge continues to be deducted until we begin to make Annuity Payouts.

We will recalculate the charge each time that you step-up your Benefit Amount. The fee at the time of step-up will be the charge that we are then currently charging other customers who have previously elected this rider and have elected to step-up. This fee may not be the same as, but will not be more than, the fee that we charge new purchasers or the fee we set before we cease offering this rider. If we cease sales of this rider, we will predetermine the rider charge on a non-discriminatory basis. Before you decide to exercise your step-up privileges, you should request a current prospectus which will describe the then current charge effective upon exercising step-up rights.

We also reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. The fee increase will only apply if you elect to step-up your Benefit Amount. Subject to limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of ownership of this Contract.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. If elected at the time of Contract issuance, your initial Benefit Amount is your initial Premium Payment. If elected after the Contract has been issued, your initial Benefit Amount will be the based on your Contract Value at the time the rider is elected. Any time after the 5th Contract Year that this rider has been in effect and thereafter on each fifth anniversary of the last step-up (or sooner upon Spousal Contract continuation); you (or your Spouse if Spousal Contract continuation rights have been elected) may elect to step-up the Benefit Amount to the Contract Value.

Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. Partial Surrenders in excess of your Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.

You cannot elect the step-up privilege if your then current Benefit Amount is higher than your Contract Value on step-up dates.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate the Benefit Payment. The maximum Benefit Payment is 7% of your Benefit Amount on rider effective date, or if more recently, the last date on which a step up was elected, or the Benefit Amount was reduced due to a partial Surrender exceeding the Benefit Payment. Benefit Payments can begin at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, if you do not take 7% one year, you may not take more than 7% the next year.

If you elect this rider when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you purchase this rider after you purchase your Contract, we count the first year as the time between the date we added this rider to your Contract and your next Contract Anniversary, which could be less than a year.

Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by 7% of the amount of the subsequent Premium Payment.

Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable Contingent Deferred Sales Charge.

IF, IN ONE YEAR, YOUR SURRENDERS TOTAL MORE THAN YOUR BENEFIT PAYMENT, WE WILL RE-CALCULATE YOUR BENEFIT AMOUNT AND YOUR BENEFIT PAYMENT COULD BE SIGNIFICANTLY LOWER IN THE FUTURE. Any time we recalculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:

A. If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding establishments for subsequent Premium Payments), are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

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B. If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

       (i)  The Contract Value immediately following the partial Surrender; or

       (ii) The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

Please refer to examples 2 - 7 for The Hartford's Principal First in Appendix I for illustrations regarding recalculation of your Benefit Amount.

Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

No. However, partial Surrenders will reduce the standard Death Benefit.

DOES THIS RIDER REPLACE STANDARD DEATH BENEFITS?

No.

CAN YOU REVOKE THIS RIDER?

No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable CDSC.

If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

If your Contract Value is reduced to zero due to receiving Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments. You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:

-   The Benefit Amount immediately prior to the ownership change or assignment;
    or

-   The Contract Value at the time of the ownership change or assignment.

The Benefit Payment will then be reset to 7% of the new Benefit Amount.

If the Owner dies and the sole Beneficiary is the Owner's Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.

You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

Yes. If the Owner dies and the Beneficiary is the deceased Owner's Spouse at the time of death, the Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.

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WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

You may elect the annuitization option at any time. If you annuitize your Contract, you may choose this Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option (called the "PF Annuity Payout Option"), we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Owner or the Annuitant should die before the PF Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PF Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PF Annuity Payout Option or any of the Death Benefit options offered in your Contract. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed dollar amount Annuity Payout option until your Benefit Amount is depleted.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

No.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.

CAN WE AGGREGATE CONTRACTS?

We reserve the right to treat all Contracts issued to you by us or one of our affiliates as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect any optional withdrawal benefit rider on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used to set Benefit Payments is based on the investment performance of your Sub-Accounts.

- Benefit Payments cannot be carried forward from one year to the next. You will not be warned if you take less than the maximum withdrawals available without triggering recalculation of your Benefit Payments.

- Annual Surrenders exceeding 7% accelerate depletion of your Benefit Amount even if you use the Automatic Income Program to meet RMD requirements. No reliable assumptions can be made that your payments will continue for any particular number of years.

- Additional contributions made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional contribution restores the Benefit Amount to the previous Benefit Amount.

- Voluntary or involuntary annuitization will terminate Benefit Payments. Annuity Payout options available subsequent to the Annuity Commencement Date may be less than Benefit Payments.

- There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.

- When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.

- We do not automatically increase payments under the Automatic Income Program if your Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Benefit Payments and your eligible Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

- The 2009 change to the Internal Revenue Code pertaining to Required Minimum Distributions do not change the calculation of your eligible withdrawal amount under the rider if you are enrolled in the Automatic Income Program.

8. MISCELLANEOUS

A. DEFINITIONS

Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:

ACCOUNT: Any of the Sub-Accounts or the Fixed Accumulation Feature.

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ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.

ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ADMINISTRATIVE OFFICE: Our overnight mailing address is:

The Hartford Wealth Management - Individual Annuities, 745 West New Circle Road Building 200, 1st Floor, Lexington, KY 40511. Our standard mailing address is:
The Hartford Wealth Management - Individual Annuities, PO Box 14293, Lexington, KY 40512-4293

ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary, as adjusted for subsequent Premium Payments and partial Surrenders.

ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.

ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

ANNUITANT: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.

ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.


ANNUITY COMMENCEMENT DATE: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90.


ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.

BENEFICIARY: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner and Annuitant as the case may be.

BENEFIT AMOUNT: The basis used to determine the maximum payout guaranteed under The Hartford's Principal First, The Hartford's Principal First Preferred and The Hartford's Lifetime Income Builder. The Benefit Amount is comprised of net Premium Payments, less any Payment Enhancements, if applicable, and may be subject to periodic step ups when The Hartford's Principal First or The Hartford's Lifetime Income Builder have been elected.

BENEFIT PAYMENT: The maximum guaranteed amount that may be withdrawn each Contract Year under The Hartford's Principal First, The Hartford's Principal First Preferred or The Hartford's Lifetime Income Builder. A Benefit Payment constitutes a partial Surrender.

CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.

CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death.

CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender.

CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.

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CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

CONTRACT OWNER, OWNER OR YOU: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize "you" in the prospectus.

CONTRACT VALUE: The total value of the Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

COVERED LIFE: The governing life or lives used for determining the Lifetime Withdrawal Feature under The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios.

DEATH BENEFIT: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.

ELIGIBLE WITHDRAWAL YEAR: As used in The Hartford's Lifetime Income Foundation and The Hartford's Lifetime Income Builder II, any Contract Year following the Relevant Covered Life's 60th birthday.

FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature may be called the Fixed Account. Not all forms of Contracts we offer contain a Fixed Accumulation Feature.

FUND: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select a "Sub-Account".

GENERAL ACCOUNT: The General Account includes our company assets, including any money you may have invested in the Fixed Accumulation Feature, if available.

JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.

LIFETIME BENEFIT PAYMENT: The maximum guaranteed amount that can be withdrawn each year pursuant to The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios. A Lifetime Benefit Payment constitutes a partial Surrender. Withdrawals taken prior to an Eligible Withdrawal Year (The Hartford's Lifetime Income Foundation and The Hartford's Lifetime Income Builder II) or prior to the Lifetime Income Eligibility Date (The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios) are excluded from this definition.

LIFETIME INCOME ELIGIBILITY DATE: Under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios, the date the relevant Covered Life attains age 59 1/2, at which point Lifetime Benefit Payments can begin.

LIFETIME WITHDRAWAL FEATURE: Under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios, a series of Lifetime Benefit Payments in each Contract Year following the Lifetime Income Eligibility Date.

MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and partial Withdrawals, prior to the deceased's 81st birthday or the date of death, if earlier.

MAXIMUM CONTRACT VALUE: The greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.

MINIMUM CONTRACT VALUE: Subject to state variations, the Minimum Contract Value we establish from time to time.

NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

1933 ACT: The Securities Act of 1933, as amended.

1934 ACT: The Securities Exchange Act of 1934, as amended.

1940 ACT: The Investment Company Act of 1940, as amended.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.

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PAYMENT BASE: The amount used to determine the Lifetime Benefit Payments for The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios. The Payment Base may be subject to automatic annual Payment Base increases when The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios has been elected. In The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios, Payment Base includes Payment Enhancements (Plus Contracts only) and front end sales charges (Edge Contracts only) but excludes any Employee Gross-Up. Your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored exchange program. For Plus contracts, your initial Payment Base includes any Payment Enhancement, if applicable; provided, however, Payment Enhancements are not taken into consideration as such for the purposes of The Hartford's Lifetime Income Foundation or The Hartford's Lifetime Income Builder II.

PAYMENT ENHANCEMENT: An amount we credit to your Contract Value at the time a Premium Payment is made for "Plus" Contracts only. The amount of a Payment Enhancement is based on the cumulative Premium Payments you make to your Contract.

PREMIUM PAYMENT: Money sent to us to be invested in your Contract (not taking into consideration any applicable front-end charges, Payment Enhancements or Employee Gross Up).

PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

RELEVANT COVERED LIFE: When the Single Life option is chosen, the Relevant Covered Life will be the older of the Contract Owner(s) if the Contract Owner is a natural person or the Annuitant(s) if the Contract Owner is not a natural person. When the Joint/Spousal Option is chosen, however, the Relevant Covered Life will be the younger of the Contract Owner and his or her Spouse if the Contract Owner is a natural person or the Annuitant if the Contract Owner is not a natural person. As used herein, "attained age" means the chronological age of the Relevant Covered Life as of the most recent Contract Anniversary before requesting any partial Surrender or if a partial Surrender is requested during the first Contract Year, the chronological age of the Relevant Covered Life as of the Contract issuance date.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SPOUSE: A person related to a Contract Owner by marriage pursuant to the Code.

SUB-ACCOUNT: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your "Sub-Account".

SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.

SURRENDER: A complete or partial withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding).

THRESHOLD: For the purposes of The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios, the amount used to determine the change in the Payment Base following a partial Surrender in any Contract Year that is not an Eligible Withdrawal Year (The Hartford's Lifetime Income Foundation and The Hartford's Lifetime Income Builder II) or any Contract Year that is prior to the Lifetime Income Eligibility Date (The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios). For the purposes of these optional riders, the percentage used to determine your Threshold amount is 5% (Single Life Election) or 4.5% Joint/Spousal Election) of the Payment Base.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

WE, US OR OUR: Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company, as the case may be.

WITHDRAWAL PERCENT: The multiplier used in calculating Lifetime Benefit Payments under The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios.

YOU: The Owner including any joint Owner(s). We do not capitalize "you" or "your" in this prospectus.

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B. STATE VARIATIONS

The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of Contracts we issue. References to certain state's variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.

- ALABAMA - We will accept subsequent Premium Payments only during the first three Contract Years (if Contract contains the Fixed Account Rider).

- CALIFORNIA - Any Owner 60 years old or older when purchasing this Contract in California must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a Money Market Fund Sub-Account (or comparable money market Sub-Account) for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus, Static Asset Allocation Models and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in a Money Market Fund Sub-Account (or comparable money market Sub-Account) unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from a Money Market Fund Sub-Account (or comparable money market Sub-Account) to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options or we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested.

- CONNECTICUT - There are no investment restrictions on the Sub-Accounts that you may invest in while subject to The Hartford's Principal First Preferred benefits. If you elect that rider, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliates to you equal or exceed $100,000. For Connecticut residents that elect The Hartford's Principle First Preferred, The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II or The Hartford's Lifetime Income Foundation, contract aggregation provisions do not apply.

- FLORIDA - The limit on Death Benefits imposed when aggregate Premium Payments total $5 million or more does not apply.

- ILLINOIS - The Fixed Accumulation Feature is not available if you elect The Hartford's Lifetime Income Builder Selects, The Hartford's Lifetime Income Builder Portfolios, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Foundation.

- MASSACHUSETTS - We will accept subsequent Premium Payments only until the Annuitant's 66th birthday or the sixth Contract Anniversary, whichever is later. The Nursing Home Waiver is not available.

-   MINNESOTA - MAV Plus is not available and the Maximum Anniversary Value
    (MAV) Death Benefit is offered instead.

- NEW JERSEY - The Fixed Accumulation Feature is not available. The only AIRs available are 3% and 5%. The investment restrictions and the contract aggregation provisions of The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Foundation are not applicable to New Jersey Owners electing such rider. The Nursing Home Waiver is not available.

- NEW YORK - We will not recalculate The Hartford's Principal First Preferred or The Hartford's Principal First Benefit Amounts if you change ownership or assign your Contract to someone other than your Spouse. The Minimum Contract Value is $1,000 after any Surrender. The minimum monthly Annuity Payout is $20. There are no investment restrictions for The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Foundation. The rider charge for The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder Selects, and The Hartford's Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts. MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead.

  The Fixed Accumulation Feature is not available if you elect The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder Selects, and The Hartford's Lifetime Income Builder Portfolios. The only AIRs available are 3% and 5%. The Nursing Home Waiver is not available.

-   OHIO - The Fixed Accumulation Feature is not available.

-   OKLAHOMA - The only AIRs available are 3% and 5%.

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- OREGON - We will accept subsequent Premium Payments during the first six years. Owners may only sign up for DCA Plus Programs that are 6 months or longer. You may not choose a fixed dollar amount Annuity Payout. The Life Annuity with a Cash Refund Annuity Payout Option is not available for Oregon residents and the only AIRs available are 3% and 5%.

- PENNSYLVANIA - The Nursing Home Waiver minimum confinement period is changed from 180 days to 90 days. Pennsylvania residents may not choose a fixed dollar amount Annuity Payout or the Life Annuity with a Cash Refund Annuity Payout Option.

- WASHINGTON - MAV Plus is not available and Maximum Anniversary Value (MAV) Death Benefit is offered instead. The Fixed Accumulation is not available if you elect The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder Selects, and The Hartford's Lifetime Income Builder Portfolios. The rider charge for The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder Selects, and The Hartford's Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts.

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C. FINANCIAL STATEMENTS

You can find financial statements for us and the Separate Account in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

D. MORE INFORMATION

OWNERSHIP CHANGES - We reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits.

If the Owner dies and the sole Beneficiary is the Owner's Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the applicable Death Benefit. We will adjust the Contract Value in these circumstances to equal the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the applicable Death Benefit as a lump sum payment. This privilege will only apply once for each Contract.

You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

ASSIGNMENT - A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.

SPECULATIVE INVESTING - Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. By purchasing this Contract you represent and warrant that you are not using this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

CONTRACT MODIFICATION - We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.

MEDICAID BENEFITS - Medicaid is a program that covers most medical costs, including nursing home and home care for the elderly and certain persons with disabilities. To qualify, individuals must meet both income and resource tests. Subject to state law, income tests measure whether earned and unearned income such as benefit payments exceeds predetermined monthly caps. Resource tests look to the value of countable assets such as this Contract. Medicaid also allows the costs of benefits such as nursing home care, home and community based services, and related hospital prescription drug services to be recaptured from a recipient's estate after their death (or if the recipient has a surviving Spouse, the recapture is suspended until after the death of the recipient's surviving Spouse).

Medicaid estate planning may be important to people who are concerned about long term care costs or the adequacy of their private LTC insurance. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits.

Certain asset and/or trust transfers (or a "spend down" of assets) made to become eligible for Medicaid may trigger periods of potentially unlimited ineligibility and can be considered fraud. Each state examines the financial history of a person to determine whether he or she transferred funds at below market value in order to qualify for Medicaid. These look-back periods are currently 36-months for asset transfers and 60-months for Medicaid exempt trust transfers.

Ownership interests or beneficiary status under this variable annuity can render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and beneficiary status of your Contract.

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This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.

E. LEGAL PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's results of operations or cash flows in particular quarterly or annual periods.

F. HOW CONTRACTS ARE SOLD


We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. ("HSD") under which HSD serves as the principal underwriter for the Contracts. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of HSD is the same as ours. Hartford Life Distributors, LLC, a subsidiary of Hartford Life Insurance Company, provides marketing support for us. Woodbury Financial Services, Inc. is another affiliated broker-dealer that sells this Contract.



HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principle underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2012. Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of Financial Intermediaries ("Registered Representatives").


Core and Edge Contracts may be sold directly to the following individuals free of any commission ("Employee Gross-Up" on Core and no front-end sales charge on Edge): 1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent and affiliates; and 2) employees and Registered Representatives (and their families) of Financial Intermediaries. If applicable, we will credit the Core Contract with a credit of 5.0% of the initial Premium Payment and each subsequent Premium Payment, if any. This additional percentage of Premium Payment in no way affects current or future charges, rights, benefits or account values of other Contract Owners.

We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.

Financial Intermediaries receive commissions (described below under "Commissions"). Certain selected Financial Intermediaries also receive additional compensation (described below under "Additional Payments"). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries' internal compensation practices.

Affiliated broker-dealers also employ individuals called "wholesalers" in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.

COMMISSIONS

Up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to people over age 80.

Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Registered Representative's compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.

Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Registered Representative's (or their Financial Intermediary's) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

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ADDITIONAL PAYMENTS

Subject to FINRA and Financial Intermediary rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract. These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit.

ADDITIONAL
PAYMENT TYPE                                                            WHAT IT'S USED FOR
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Access                            Access to Registered Representatives and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment             Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing                         Joint marketing campaigns and/or Financial Intermediary event advertising/participation;
                                  sponsorship of Financial Intermediary sales contests and/or promotions in which participants
                                  (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; client generation expenses.
Marketing Expense Allowances      Pay Fund related parties for wholesaler support, training and marketing activities for certain
                                  Funds.
Support                           Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary's websites; shareholder services (including sub-accounting sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
Training                          Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
Visibility                        Inclusion of our products on a Financial Intermediary's "preferred list"; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting our products and services.
Volume                            Pay for the overall volume of their sales or the amount of money investing in our products.


As of December 31, 2012, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities: AIG Advisors Group, Inc., (FSC Securities Corporation, Royal Alliance Assoc., Inc., Sagepoint Financial), Allen & Company of Florida, Inc., Bancwest Investment Services, Inc., BBVA Compass Inv. Solutions, Inc., Cadaret, Grant & Co., Inc., Cambridge Investment Research Inc., Capital Analyst Inc., Centaurus Financial, Inc., Cetera Financial Group (Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, Cetera Advisors, LLC, Cetera Advisor Networks, LLC, CCO Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Inc., Commonwealth Financial Network, Crown Capital Securities, LLP, Cuna Brokerage Services, Inc., Cuso Financial Services, LLP, Edward D. Jones & Co., LLP, Fifth Third Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., First Tennessee Brokerage Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investment Services, Harbour Investments, Inc., Heim, Young & Associates, Inc., Huntington Investment Company, Infinex Investment, Inc., ING Financial Partners, Multi-Financial Securities Corp., Primevest Financial Services, Inc.,), Investacorp, Inc., Investment Professionals, Inc., Investors Capital Corp., J.J.B. Hilliard, W.L. Lyons LLC, Janney Montgomery Scott, Inc., Key Investment Services, Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corporation, M&T Securities, Inc., Merrill Lynch Pierce Fenner & Smith, MML Investor Services Inc., Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), Newbridge Securities Corp., NEXT Financial Group, Inc., NFP Securities, Inc., Prime Capital Services, Inc., Prospera Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, RBC Capital Markets., Robert W. Baird & Co. Inc., Rogan & Associates, Securities America, Inc., Sigma Financial Corporation, Sorrento Pacific Financial LLC, Summit Brokerage Services Inc., Sun Trust Investment Services, TFS Securities, Inc., The Investment Center, Inc., Thurston, Springer, Miller, Herd & Titak, Inc., Transamerica Financial Advisors, Triad Advisors, Inc., U.S. Bancorp Investments, Inc., Unionbanc Investment Services, UBS Financial Services, Inc., Vanderbilt Securities, LLC, Wells Fargo Advisors LLC (various divisions), Woodbury Financial Services, Inc. (an affiliate of ours).



Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.



As of December 31, 2012, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: American Variable Insurance Series & Capital Research and Management Company & Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or

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should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.



For the fiscal year ended December 31, 2012, Additional Payments did not in the aggregate exceed approximately $29 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.05% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $0.2 million or approximately 0.15% of the Premium Payments invested in a particular Fund during this period. Financial Intermediaries that received Additional Payments in 2012, but do not have an ongoing contractual relationship, are listed in the Statement of Additional Information.


9. FEDERAL TAX CONSIDERATIONS

A. INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Annuity Purchases by Nonresident Aliens and Foreign Corporations," regarding annuity purchases by non-U.S. Persons or residents.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.

The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to Your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide You with a copy of what was reported. This copy is not intended to supplant Your own records. It is Your responsibility to ensure that what You report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on Your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if You find any discrepancies in case corrections have to be made.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

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B. TAXATION OF THE COMPANY AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

C. TAXATION OF ANNUITIES - GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

    1.   NON-NATURAL PERSONS AS OWNERS

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Owner is generally required to currently include in gross income for each taxable year the excess of (a) the sum of the net surrender value of the contract as of the end of the taxable year plus all distributions under the contract received during the taxable year or any prior taxable year, over (b) the sum of the amount of net premiums under the contract for the taxable year and prior taxable years and amounts includible in gross income for prior taxable years with respect to such contract under Section 72(u). However, Section 72(u) does not apply to:

- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

- A contract acquired by the estate of a decedent by reason of such decedent's death,

- Certain contracts acquired with respect to tax-qualified retirement arrangements,

- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.


For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate's or trust's adjusted gross income for the taxable year.


    2.   OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.


The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the individual's modified adjusted gross income for the taxable year.

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       a.   DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract". It is unclear what value should be used in determining the "income on the contract." We believe that the "income on the contract" does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the "income on the contract".

iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

       b.  DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

iii. Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a Full Surrender after such date, only the excess of the amount received (after any Surrender Charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

       c.   AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

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       d. 10% PENALTY TAX - APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.

i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.  The 10% penalty tax will not apply to the following distributions:

       1. Distributions made on or after the date the taxpayer has attained the age of 59 1/2.

       2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

       3.   Distributions attributable to a taxpayer's becoming disabled.

       4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer (or the joint lives or life expectancies of the taxpayer and the taxpayer's designated Beneficiary).

       5. Distributions made under certain annuities issued in connection with structured settlement agreements.

       6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

       7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

       e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

       f.   REQUIRED DISTRIBUTIONS

i.   Death of Contract Owner or Primary Annuitant

      Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

       1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

       2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

       3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.  Alternative Election to Satisfy Distribution Requirements

      If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

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iii.  Spouse Beneficiary

      If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.


iv.  Civil Union or Domestic Partner



      Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner pursuant to a civil union or domestic partnership recognized under state law, then such designated beneficiary's right to continue the Contract as the succeeding Contract Owner will be contingent, among other things, upon the treatment of such designed beneficiary as the spouse of the Contract Owner under Code
      Section 72(s) (or any successor provision). Currently, Federal tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, such designated beneficiary who is not recognized as a "spouse" under Federal tax law will not be able to continue the Contract and the entire interest in the Contract must be distributed within five years of the Contract Owner's death or under the Alternative Election.


       g.   ADDITION OF RIDER OR MATERIAL CHANGE.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

       h.  PARTIAL EXCHANGES.

The IRS, in Rev. Rul. 2003-76, confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange").

The IRS issued additional guidance, Rev. Proc. 2011-38, that addresses partial exchanges. Rev. Proc. 2011-38 modifies and supersedes Rev. Proc. 2008-24 and applies to the direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies and is effective for transfers that are completed on or after October 24, 2011. The Rev. Proc. does not apply to transactions to which the rules for partial annuitization under Code Section 72(a)(2) apply.

Under Rev. Proc. 2011-38, a transfer within the scope of the Rev. Proc. will be treated as a tax-free exchange under Section 1035 if no amount, other than an amount received as an annuity for a period of 10 years or more or during one or more lives, is received under either the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, the date the contract is placed in-force). A subsequent direct transfer of all or a portion of either contract is not taken into account for purposes of this characterization if the subsequent transfer qualifies (or is intended to qualify) as a tax-free exchange under Code Section 1035.

If a transfer falls within the scope of the Rev. Proc. but is not described above (for example - if a distribution is made from either contract within the 180 day period), the transfer will be characterized in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. The IRS will not require aggregation (under Code Section 72(e)(12)) of an original, pre-existing contract with a second contract that is the subject of a tax-free exchange, even if both contracts are issued by the same insurance company, but will instead treat the contracts as separate annuity contracts. The applicability of the IRS's partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange or split of annuity contracts.

    3.   DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

-   no more than 70% is represented by any two investments,

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-   no more than 80% is represented by any three investments and

-   no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.

Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling ("PLR") from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds' compliance with the terms and conditions contained in the PLR.

    4.   TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. FEDERAL INCOME TAX WITHHOLDING

The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code
Section 3405, which requires the following:

    1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

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    2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee's total tax liability.

E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled "Information Regarding Tax-Qualified Retirement Plans" for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

G. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code
Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code
Section 72(e)(4)(C)(iii) and Section 1015.

H. TAX DISCLOSURE OBLIGATIONS

In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain "material advisers" to maintain a list of persons participating in such "reportable transactions," which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.

10. INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

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The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE WITH REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A CONTRACT THROUGH A QUALIFIED PLAN, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.

The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.

We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.

1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS").

In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

    a.   TRADITIONAL IRAS

Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).

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IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    b.  SEP IRAS

Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    c.   SIMPLE IRAS

The Savings Incentive Match Plan for Employees of small employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.

If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

    d.  ROTH IRAS

Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion (special rules apply to 2010 conversions). In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

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2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(k) PLAN

Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

3. TAX SHELTERED ANNUITY UNDER SECTION 403(b) ("TSA")


Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" ("TSA") contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee's "includable compensation" for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.


A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

    a.   after the employee reaches age 59 1/2;

    b.  upon the employee's separation from service;

    c.   upon the employee's death or disability;

    d. in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

    e. as a qualified reservist distribution upon certain calls to active duty.

An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.

Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. Section 1.403(b)-8(c)(2).

Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. Section 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant's or beneficiary's accumulated benefit immediately before such exchange (taking into account such participant's or beneficiary's accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract

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that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant's employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.

4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")


Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant's includible compensation or (2) the applicable dollar amount ($17,500 for 2013). The Plan may provide for additional "catch-up" contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).


Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a
Section 457 Plan must remain subject to the claims of the employer's general creditors under Code Section 457(b)(6).

5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS

Except under certain circumstances in the case of Roth IRAs or Roth accounts in Qualified plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.

For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6. PENALTY TAXES FOR QUALIFIED PLANS

Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

    a.   PENALTY TAXES ON PREMATURE DISTRIBUTIONS

Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:

    (i) made to a beneficiary (or to the employee's estate) on or after the employee's death;

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    (ii) attributable to the employee's becoming disabled under Code Section 72(m)(7);

    (iii) part of a series of substantially equal periodic payments (not less frequently than annually - "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

    (iv) (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

    (v) (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

    (vi) not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year; or

    (vii) certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty.

In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

    (viii) made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

    (ix) not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

    (x) for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).

If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

    b.  RMDS AND 50% PENALTY TAX

If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.

An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of -

    (i)  the calendar year in which the individual attains age 70 1/2, or


    (ii) (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.


The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over -

    (a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

    (b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.

If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.

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The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.

In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.

7. TAX WITHHOLDING FOR QUALIFIED PLANS

Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" from a Qualified Plan (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."

Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.

Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

8. ROLLOVER DISTRIBUTIONS

The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.

For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a "direct transfer" between the same kinds of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.

By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a "60-day rollover", the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.

Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either -

    a.   an RMD amount;

    b. one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

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    c.   any distribution made upon hardship of the employee.

Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457
(e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified
Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.

Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).


Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be recontributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken. Other rules and exceptions may apply, so please consult with a qualified tax adviser.

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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION
  Safekeeping of Assets
  Experts
  Non-Participating
  Misstatement of Age or Sex
  Principal Underwriter
  Additional Payments
PERFORMANCE RELATED INFORMATION
  Total Return for all Sub-Accounts
  Yield for Sub-Accounts
  Money Market Sub-Accounts
  Additional Materials
  Performance Comparisons
ACCUMULATION UNIT VALUES
FINANCIAL STATEMENTS

                                                               APP I-1

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APPENDIX I - EXAMPLES

TABLE OF CONTENTS

                                                                         PAGE
--------------------------------------------------------------------------------
Premium Security Death Benefit                                           APP 1-2
Asset Protection Death Benefit                                           APP 1-4
The Hartford's Principal First                                           APP 1-6
The Hartford's Principal First Preferred                                 APP 1-7
The Hartford's Lifetime Income Builder                                   APP 1-8
The Hartford's Lifetime Income Foundation                               APP 1-10
The Hartford's Lifetime Income Builder II                               APP 1-14
The Hartford's Lifetime Income Builder Selects and The Hartford's       APP 1-20
 Lifetime Income Builder Portfolios
MAV Plus                                                                APP 1-32

APP I-2

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PREMIUM SECURITY DEATH BENEFIT

EXAMPLE 1

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403, and your Maximum Anniversary Value was $106,000.

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT

To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- Total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000],

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $106,000 = $143,903];
    the lesser (a) and (b) is $106,000.

The Premium Security Death Benefit is the greatest of these three values, which is $117,403.

                                                               APP I-3

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EXAMPLE 2

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

-   On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT

To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- Total Premium Payments adjusted for any partial Surrenders [$57,857 (see below)],

-   The lesser of (a) Your Maximum Anniversary Value [$83,571 (see below)] and
    (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Premium Security Death Benefit is the greatest of these three values, which is $120,000.

ADJUSTMENT FOR PARTIAL SURRENDER FOR TOTAL PREMIUM PAYMENTS

The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.

ADJUSTMENT FOR PARTIAL SURRENDER FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $140,000 - $10,000 = $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

APP I-4

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ASSET PROTECTION DEATH BENEFIT

EXAMPLE 1

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit, because You and/or Your Annuitant were over age 80 on the issue date,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

-   On the day we receive proof of Death, your Contract Value was $117,403,

-   Your Maximum Anniversary Value was $106,000.

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $92,000 = $140,403]; the lesser of (a) and (b) is $92,000.

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $106,000 = $143,903];
    the lesser (a) and (b) is $106,000.

The Asset Protection Death Benefit is the greatest of these three values, which is $117,403.

EXAMPLE 2

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit because You and/or Your Annuitant were over age 80 on the issue date,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

-   On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% x $57,857 = $134,464]; the lesser (a) and (b) is $57,857,

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is
    $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

                                                               APP I-5

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EXAMPLE 3

ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN WE RECALCULATE YOUR BENEFIT AMOUNT BY COMPARING THE RESULTS OF TWO CALCULATIONS AND TAKING THE LESSER OF THE
TWO:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% x $57,857 = $134,464]; the lesser (a) and (b) is $57,857.

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% ($83,571) = $140,893]; the lesser (a) and (b) is
    $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

APP I-6

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THE HARTFORD'S PRINCIPAL FIRST

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Benefit Amount is $100,000, which is your initial Premium Payment.

-   Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

- Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.

EXAMPLE 7: IF YOU ELECT TO "STEP UP" THE HARTFORD'S PRINCIPAL FIRST AFTER THE 5TH YEAR, ASSUMING YOU HAVE MADE NO WITHDRAWALS, AND YOUR CONTRACT VALUE AT THE TIME OF STEP UP IS $200,000, THEN

- We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

- Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

                                                               APP I-7

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THE HARTFORD'S PRINCIPAL FIRST PREFERRED

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST PREFERRED WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Benefit Amount is $100,000, which is your initial Premium Payment.

-   Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $7,500, which is your new Benefit Amount ($150,000) multiplied by 5%.

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).

- Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.

APP I-8

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THE HARTFORD'S LIFETIME INCOME BUILDER

FOR ALL EXAMPLES YOUR GUARANTEED MINIMUM DEATH BENEFIT IS THE GREATER OF THE BENEFIT AMOUNT AND THE CONTRACT VALUE ON THE DATE OF DUE PROOF OF DEATH.

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S LIFETIME INCOME BUILDER WHEN YOU PURCHASE YOUR CONTRACT, YOU ARE YOUNGER THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Benefit Amount is $100,000, which is your initial Premium Payment.

-   Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

- Your Lifetime Benefit Payment is zero. The Lifetime Benefit Payment will be set equal to the Benefit Amount multiplied by 5% on the Contract Anniversary immediately following the Older Owner's 60th birthday.

EXAMPLE 2: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU MAKE NO ADDITIONAL PREMIUM PAYMENTS AND TAKE NO WITHDRAWALS DURING THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $105,000.

- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

       -   ($105,000 / $100,000) - 1 = .05 = 5%.

- Your Benefit Amount is $105,000, which is your previous Benefit Amount plus the automatic Benefit Amount increase.

-   Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.

- The annual charge for The Hartford's Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

       - $105,000 x .0075 = $787.50, this amount is deducted from the Contract Value.

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

-   Your initial Benefit Amount is $100,000.

-   Your Benefit Payment is $5,000.

-   After the partial Surrenders of $1,000, your Benefit Amount is $99,000.

- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($99,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

       -   ($99,000 / $100,000) - 1 = -.01 subject to the minimum of 0%.

- Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.

- Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.

- The annual charge for The Hartford's Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

       - $99,000 x .0075 = $742.50, this amount is deducted from the Contract Value.

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 3. ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2 AND THAT, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

-   At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.

-   Your Benefit Payment is $5,000.

-   Your Benefit Amount after the premium payment is $119,000.

-   Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 4. ASSUME THAT AT THE ON THE FOLLOWING ANNIVERSARY (THE END OF CONTRACT YEAR 2) THE CONTRACT VALUE IS $118,000 AND THAT NO WITHDRAWALS WERE TAKEN IN CONTRACT YEAR 2.

-   After premium payment, your Benefit Amount is $119,000.

                                                               APP I-9

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-   Your Benefit Payment is $5,950.

- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($118,000) divided by the Maximum Contract Value ($120,000), less 1 subject to a minimum of 0% and a maximum of 10%.

       -   ($118,000 / $120,000) - 1 = -.01667 subject to a minimum of 0%

- Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.

-   Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

- The annual charge for The Hartford's Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

       - $119,000 x .0075 = $892.50, this amount is deducted from the Contract Value.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 5. ASSUME THAT IN THE THIRD CONTRACT YEAR, A $35,000 PARTIAL SURRENDER IS TAKEN. THE PARTIAL SURRENDER INCLUDES A CONTINGENT DEFERRED SALES CHARGE. THE WITHDRAWAL LOWERED THE CONTRACT VALUE FROM $115,000 TO $80,000.

-   At the beginning of Contract Year 3, your initial Benefit Amount is
    $119,000.

-   Your Benefit Payment is $5,950.

- Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows

       -   (i) the Contract Value immediately following the partial withdrawal:
           $80,000.

       - (ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: $119,000 - $35,000 = $84,000.

-   Your new Benefit Amount is $80,000.

-   Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.

EXAMPLE 7: ASSUME THAT ON THE CONTRACT ANNIVERSARY IMMEDIATELY FOLLOWING THE OLDER OWNER'S 60TH BIRTHDAY, THE CONTRACT VALUE IS $200,000.

-   Your Benefit Amount after the automatic increase calculation is $200,000.

-   Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount.

- The annual charge for The Hartford's Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

       - $200,000 x .0075 = $1500, this amount is deducted from the Contract Value.

EXAMPLE 8: ASSUME THE OWNER WITHDRAWS $9,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.

-   Your Benefit Amount is $80,000 before the partial Surrender.

- Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.

- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

- Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

EXAMPLE 9: ASSUME THE OWNER WITHDRAWS $12,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.

-   Your Benefit Amount is $80,000 before the partial Surrender.

-   Your Benefit Amount after the partial Surrender is $68,000.

- It is the lesser of Contract Value after the partial Surrender ($73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.

- Your Benefit Amount will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrenders. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.

- Your Lifetime Benefit Payment will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

APP I-10

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THE HARTFORD'S LIFETIME INCOME FOUNDATION

EXAMPLE 1: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Threshold is $5,000, which is 5% of your Payment Base.

- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 2: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Threshold is $4,500, which is 4.5% of your Payment Base.

- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 3: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Withdrawal Percent is 5%, which is based on your age.

-   Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 4: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 3, HOWEVER YOUR FIRST PARTIAL SURRENDER IS TAKEN AT AGE 70. YOUR WITHDRAWAL PERCENT IS 6% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $105,000.

- Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

-   You take a partial Surrender of $6,000.

- Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

- Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

-   Your remaining Lifetime Benefit Payment for the Contract Year is $300.

-   Your Contract Value after the withdrawal is $99,000.

- Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.

EXAMPLE 5: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Withdrawal Percent is 4.5%, which is based on your age.

-   Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

                                                                 APP I-11

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EXAMPLE 6: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 5, HOWEVER YOUR FIRST PARTIAL SURRENDER AT AGE 70. YOUR WITHDRAWAL PERCENT IS 5.5% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $106,500.

- Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

-   You take a partial Surrender of $5,500.

- Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

- Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

-   Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

-   Your Contract Value after the withdrawal is $101,000.

- Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.

EXAMPLE 7: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

     PRIOR TO THE SURRENDER:

       -   Your initial Payment Base is $100,000.

       -   Your Threshold is $5,000.

       -   Your Guaranteed Minimum Death Benefit is $100,000.

     AFTER THE SURRENDER:

       - Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.

       - Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

       - Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

       - The annual charge for The Hartford's Lifetime Income Foundation is 0.30% of the Payment Base.

         - $99,000 x 0.30% = $297, this amount is deducted from the Contract Value.

       - Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 8: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

     PRIOR TO THE SURRENDER:

       -   Your initial Payment Base is $100,000.

       -   Your Threshold is $4,500.

       -   Your Guaranteed Minimum Death Benefit is $100,000.

     AFTER THE SURRENDER:

       - Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.

       - Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

       - Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

       - The annual charge for The Hartford's Lifetime Income Foundation is 0.30% of the Payment Base.

         - $99,000 x 0.30% = $297, this amount is deducted from the Contract Value.

       - Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.

APP I-12

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EXAMPLE 9: ASSUME THE SAME FACTS AS EXAMPLE 7 (SINGLE LIFE). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

     PRIOR TO THE PREMIUM PAYMENT:

       - At the beginning of Contract Year 2, your initial Payment Base is $99,000.

       -   Your Threshold amount is $4,950.

       -   Your Guaranteed Minimum Death Benefit is $99,000.

     AFTER THE PREMIUM PAYMENT:

       - Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

       - Your Threshold amount is $5,950, which is 5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

       - Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

EXAMPLE 10: ASSUME THE SAME FACTS AS EXAMPLE 8 (JOINT/SPOUSAL). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

     PRIOR TO THE PREMIUM PAYMENT:

       - At the beginning of Contract Year 2, your initial Payment Base is $99,000.

       -   Your Threshold amount is $4,455.

       -   Your Guaranteed Minimum Death Benefit is $99,000.

     AFTER THE PREMIUM PAYMENT:

       - Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

       - Your Threshold amount is $5,355, which is 4.5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

       - Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

EXAMPLE 11: ASSUME THE OLDER COVERED LIFE IS 74 (SINGLE LIFE). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,300 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 6%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000; THE LIFETIME BENEFIT PAYMENT IS 6% MULTIPLIED BY THE GREATER OF THE PAYMENT BASE OR CONTRACT VALUE, OR $3,300.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

       -   Your Withdrawal Percent is 6% for the duration of your Contract.

       - Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.

                                                                 APP I-13

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EXAMPLE 12: ASSUME THE YOUNGER COVERED LIFE IS 74 (JOINT/SPOUSAL). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,025 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 5.5%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000; THE LIFETIME BENEFIT PAYMENT IS 5.5% MULTIPLIED BY THE GREATER OF PAYMENT BASE OR CONTRACT VALUE, OR $3,025.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

       -   Your Withdrawal Percent is 5.5% for the duration of your Contract.

       - Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 13: ASSUME THE SAME FACTS AS EXAMPLE 11 (SINGLE LIFE). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $1,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $52,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $51,000.

     PRIOR TO THE PARTIAL SURRENDER:

       -   Your Payment Base is $50,000.

       -   Your Withdrawal Percent was previously locked in at 6%.

       -   Your remaining Lifetime Benefit Payment for this Contract Year is $0.

       -   Your Guaranteed Minimum Death Benefit is $46,700.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

       -   Your Lifetime Benefit Payment remaining for the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

EXAMPLE 14: ASSUME THE SAME FACTS AS EXAMPLE 12 (JOINT/SPOUSAL). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $2,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $49,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $47,000.

     PRIOR TO THE PARTIAL SURRENDER:

       -   Your Payment Base is $50,000.

       -   Your Withdrawal Percent was previously locked in at 5.5%.

       -   Your remaining Lifetime Benefit Payment for this Contract Year is $0.

       -   Your Guaranteed Minimum Death Benefit is $46,975.

     AFTER THE PARTIAL SURRENDER:

       - Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment / Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

       -   Your Lifetime Benefit Payment remaining for the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

APP I-14

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THE HARTFORD'S LIFETIME INCOME BUILDER II

EXAMPLE 1: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Threshold is $5,000, which is 5% of your Payment Base.

- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 2: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Threshold is $4,500, which is 4.5% of your Payment Base.

- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 3: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Withdrawal Percent is 5%, which is based on your age.

-   Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 4: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 3, HOWEVER YOUR FIRST PARTIAL SURRENDER IS TAKEN AT AGE 70. YOUR WITHDRAWAL PERCENT IS 6% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $105,000.

- Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

-   You take a partial Surrender of $6,000.

- Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

- Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

-   Your remaining Lifetime Benefit Payment for the Contract Year is $300.

-   Your Contract Value after the withdrawal is $99,000.

- Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.

EXAMPLE 5: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Withdrawal Percent is 4.5%, which is based on your age.

-   Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

                                                                 APP I-15

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EXAMPLE 6: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 5, HOWEVER YOUR FIRST PARTIAL SURRENDER AT AGE 70. YOUR WITHDRAWAL PERCENT IS 5.5% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $106,500.

- Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

-   You take a partial Surrender of $5,500.

- Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

- Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

-   Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

-   Your Contract Value after the withdrawal is $101,000.

- Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.

EXAMPLE 7: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

     PRIOR TO THE SURRENDER:

       -   Your initial Payment Base is $100,000.

       -   Your Threshold is $5,000.

       -   Your Guaranteed Minimum Death Benefit is $100,000.

     AFTER THE SURRENDER:

       - At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

         -   ($95,000/$100,000) - 1 = -.05 subject to the minimum of 0%.

       - Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

       - Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

       - Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

       - The annual charge for The Hartford's Lifetime Income Builder II is 0.75% of the Payment Base after the automatic increase calculation.

         - $99,000 x 0.75% = $742.50, this amount is deducted from the Contract Value.

       - Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.

APP I-16

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EXAMPLE 8: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

     PRIOR TO THE SURRENDER:

       -   Your initial Payment Base is $100,000.

       -   Your Threshold is $4,500.

       -   Your Guaranteed Minimum Death Benefit is $100,000.

     AFTER THE SURRENDER:

       - At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

         -   ($95,000/$100,000) - 1 = -.05 subject to the minimum of 0%.

       - Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

       - Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

       - Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

       - The annual charge for The Hartford's Lifetime Income Builder II is 0.75% of the Payment Base after the automatic increase calculation.

         - $99,000 x 0.75% = $742.50, this amount is deducted from the Contract Value.

       - Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 9: ASSUME THE SAME FACTS AS EXAMPLE 7 (SINGLE LIFE). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

     PRIOR TO THE PREMIUM PAYMENT:

       - At the beginning of Contract Year 2, your initial Payment Base is $99,000.

       -   Your Threshold amount is $4,950.

       -   Your Guaranteed Minimum Death Benefit is $99,000.

     AFTER THE PREMIUM PAYMENT:

       - Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

       - Your Threshold amount is $5,950, which is 5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

       - Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

EXAMPLE 10: ASSUME THE SAME FACTS AS EXAMPLE 8 (JOINT/SPOUSAL). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

     PRIOR TO THE PREMIUM PAYMENT:

       - At the beginning of Contract Year 2, your initial Payment Base is $99,000.

       -   Your Threshold amount is $4,455.

       -   Your Guaranteed Minimum Death Benefit is $99,000.

     AFTER THE PREMIUM PAYMENT:

       - Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

       - Your Threshold amount is $5,355, which is 4.5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

       - Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

                                                                    APP I-17

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EXAMPLE 11: ASSUME THE OLDER COVERED LIFE IS 74 (SINGLE LIFE). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,300 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 6%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000; THE LIFETIME BENEFIT PAYMENT IS 6% MULTIPLIED BY THE GREATER OF THE PAYMENT BASE OR CONTRACT VALUE, OR $3,300.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

       -   Your Withdrawal Percent is 6% for the duration of your Contract.

       - Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 12: ASSUME THE YOUNGER COVERED LIFE IS 74 (JOINT/SPOUSAL). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,025 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 5.5%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000; THE LIFETIME BENEFIT PAYMENT IS 5.5% MULTIPLIED BY THE GREATER OF PAYMENT BASE OR CONTRACT VALUE, OR $3,025.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

       -   Your Withdrawal Percent is 5.5% for the duration of your Contract.

       - Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 13: ASSUME THE SAME FACTS AS EXAMPLE 11 (SINGLE LIFE). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $1,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $52,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $51,000.

     PRIOR TO THE PARTIAL SURRENDER:

       -   Your Payment Base is $50,000.

       -   Your Withdrawal Percent was previously locked in at 6%.

       -   Your remaining Lifetime Benefit Payment for this Contract Year is $0.

       -   Your Guaranteed Minimum Death Benefit is $46,700.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

       -   Your Lifetime Benefit Payment remaining for the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

APP I-18

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EXAMPLE 14: ASSUME THE SAME FACTS AS EXAMPLE 12 (JOINT/SPOUSAL). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $2,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $49,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $47,000.

     PRIOR TO THE PARTIAL SURRENDER:

       -   Your Payment Base is $50,000.

       -   Your Withdrawal Percent was previously locked in at 5.5%.

       -   Your remaining Lifetime Benefit Payment for this Contract Year is $0.

       -   Your Guaranteed Minimum Death Benefit is $46,975.

     AFTER THE PARTIAL SURRENDER:

       - Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/ Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

       -   Your Lifetime Benefit Payment remaining for the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

EXAMPLE 15: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). NOW ASSUME YOU HAVE REACHED YOUR FIRST CONTRACT ANNIVERSARY. YOUR CONTRACT VALUE ON THE CONTRACT ANNIVERSARY IS $110,000.

     PRIOR TO THE CONTRACT ANNIVERSARY:

       -   Your Payment Base is $100,000, which is your initial Premium Payment.

       -   Your Threshold is $5,000, which is 5% of your Payment Base.

       - Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

       - Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

     AFTER THE CONTRACT ANNIVERSARY:

       - At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($110,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

         -   ($110,000/$100,000) - 1 = .10 subject to the maximum of 10%.

       - Your Payment Base is $110,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

       - Your Threshold amount for the Contract Year is $5,500, which is your new Payment Base multiplied by 5%.

       - Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.

                                                                    APP I-19

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EXAMPLE 16: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). NOW ASSUME YOU HAVE REACHED YOUR FIRST CONTRACT ANNIVERSARY. YOUR CONTRACT VALUE ON THE ANNIVERSARY IS $105,000.

     PRIOR TO THE CONTRACT ANNIVERSARY:

       -   Your Payment Base is $100,000, which is your initial Premium Payment.

       -   Your Threshold is $4,500, which is 4.5% of your Payment Base.

       - Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

       - Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

     AFTER THE CONTRACT ANNIVERSARY:

       - At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

         -   ($105,000/$100,000) - 1 = .05 subject to the maximum of 10%.

       - Your Payment Base is $105,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

       - Your Threshold amount for the Contract Year is $4,725, which is your new Payment Base multiplied by 4.5%.

       - Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.

EXAMPLE 17: SPOUSAL CONTRACT CONTINUATION

On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000. The values for the rider are impacted as follows:

  Payment Base = $150,000 (greater of Contract Value or Payment Base on date of continuation)

  WP = existing Withdrawal Percent if partial Surrender have been taken, or else it is set using the remaining Spouse's attained age on the Contract Anniversary prior to the first partial Surrender (for this example we will say it is 6%).

  Lifetime Benefit Payment = $9,000 (WP x greater of Payment Base or Contract Value on date of continuation)

  Death Benefit = $150,000 (Contract Value on date of continuation)

  Maximum Contract Value (LIB II Only) = $150,000 (greater of Contract Value or Payment Base on date of continuation)

APP I-20

-------------------------------------------------------------------------------

THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS

EXAMPLE 1: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
THRESHOLD                                                   $5,000                                     $5,000
                                           - 5% of your Payment Base                  - 5% of your Payment Base
LIFETIME BENEFIT PAYMENT                                      N/A                                        N/A
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

EXAMPLE 2: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
THRESHOLD                                                   $4,500                                     $4,500
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
LIFETIME BENEFIT PAYMENT                                      N/A                                        N/A
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

EXAMPLE 3: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
WITHDRAWAL PERCENT                                            5%                                         5%
                                           - Based on your age                        - Based on your age
LIFETIME BENEFIT PAYMENT                                    $5,000                                     $5,000
                                           - 5% of your Payment Base                  - 5% of your Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

EXAMPLE 4: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 3 (SINGLE LIFE), HOWEVER YOUR FIRST PARTIAL SURRENDER IS TAKEN AT AGE 70. YOUR WITHDRAWAL PERCENT IS 6% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $105,000. YOUR CONTRACT VALUE UPON ATTAINING AGE 70 IS $105,500.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $105,000                                   $105,000
LIFETIME BENEFIT PAYMENT                                    $6,330                                     $6,300
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by your
                                           greater of your Payment Base or Contract   Payment Base
                                           Value upon attaining age 70

                                                                    APP I-21

-------------------------------------------------------------------------------

YOU TAKE A PARTIAL SURRENDER OF $6,000, VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $105,000                                   $105,000
WITHDRAWAL PERCENT                                           6%(1)                                      6%(1)
LIFETIME BENEFIT PAYMENT                                     $330                                       $300
                                           - Remaining for Contract Year              - Remaining for Contract Year
CONTRACT VALUE AFTER THE WITHDRAWAL                         $99,000                                    $99,000
GUARANTEED MINIMUM DEATH BENEFIT                            $94,000                                    $94,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

EXAMPLE 5: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
WITHDRAWAL PERCENT                                           4.5%                                       4.5%
                                           - Based on your age                        - Based on your age
LIFETIME BENEFIT PAYMENT                                    $4,500                                     $4,500
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

(1) The Withdrawal Percentage will remain for the duration of your Contract unless an automatic Payment Base increase occurs on a future anniversary and a new Withdrawal Percent age band is applicable; if no automatic Payment Base increase occurs on a future anniversary where a new Withdrawal Percent age band is applicable, your Withdrawal Percent will remain as is.

EXAMPLE 6: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 5 (JOINT/SPOUSAL), HOWEVER YOUR FIRST PARTIAL SURRENDER IS TAKEN AT AGE 70. YOUR WITHDRAWAL PERCENT IS 5.5% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE CONTRACT YEAR IS $110,000. YOUR CONTRACT VALUE UPON ATTAINING AGE 70 IS $111,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $110,000                                   $110,000
LIFETIME BENEFIT PAYMENT                                    $6,105                                     $6,050
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by your
                                           greater of your Payment Base or Contract   Payment Base
                                           Value upon attaining age 70

YOU TAKE A PARTIAL SURRENDER OF $6,000, VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $110,000                                   $110,000
WITHDRAWAL PERCENT                                          5.5%(1)                                    5.5%(1)
LIFETIME BENEFIT PAYMENT                                     $105                                        $50
                                           - Remaining for Contract Year              - REMAINING FOR CONTRACT YEAR
CONTRACT VALUE AFTER THE WITHDRAWAL                        $105,000                                   $105,000
GUARANTEED MINIMUM DEATH BENEFIT                            $94,000                                    $94,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

APP I-22

-------------------------------------------------------------------------------

EXAMPLE 7: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE PRIOR TO THE RIDER CHARGE BEING DEDUCTED ON YOUR FIRST ANNIVERSARY IS $95,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
THRESHOLD                                                   $5,000                                     $5,000
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - Prior Payment Base reduced by            - Prior Payment Base reduced by
                                           withdrawal                                 withdrawal
WITHDRAWAL PERCENT                                           5%(1)                                      5%(1)
THRESHOLD                                                   $4,000                                     $4,000
                                           - Remaining for the Contract Year          - Remaining for the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($95,000) divided by your current Payment  the rider charge being taken, or
                                           Base ($99,000), less 1                     - Your current Payment Base
                                           - Resulting in -0.04%, subject to minimum
                                           of 0%, No change to the Payment Base
THRESHOLD                                                   $4,950                                     $4,950
                                           - 5% of your Payment Base                  - 5% of your Payment Base
RIDER CHARGE                                                $841.50                                   $1,138.50
                                           - Rider charge of 0.85% multiplied by      - Rider charge of 1.15% multiplied by
                                           your current Payment Base                  your current Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

EXAMPLE 8: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE PRIOR TO THE RIDER CHARGE BEING DEDUCTED ON YOUR FIRST ANNIVERSARY IS $105,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
THRESHOLD                                                   $5,000                                     $5,000
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000

                                                                    APP I-23

-------------------------------------------------------------------------------

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - Prior Payment Base reduced by            - Prior Payment Base reduced by
                                           withdrawal                                 withdrawal
WITHDRAWAL PERCENT                                           5%(1)                                      5%(1)
THRESHOLD                                                   $4,000                                     $4,000
                                           - Remaining for the Contract Year          - Remaining for the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $105,000                                   $105,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($105,000) divided by your current         the rider charge being taken, or
                                           Payment Base ($99,000), less 1             - Your current Payment Base
                                           - Resulting in 0.06%, subject to minimum
                                           of 0% and maximum of 10%
THRESHOLD                                                   $5,250                                     $5,250
                                           - 5% of your Payment Base                  - 5% of your Payment Base
RIDER CHARGE                                                $892.50                                   $1,207.50
                                           - Rider charge of 0.85% multiplied by      - Rider charge of 1.15% multiplied by
                                           your current Payment Base                  your current Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

EXAMPLE 9: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE PRIOR TO THE RIDER CHARGE BEING DEDUCTED ON YOUR FIRST ANNIVERSARY IS $95,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
THRESHOLD                                                   $4,500                                     $4,500
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - Prior Payment Base reduced by            - Prior Payment Base reduced by
                                           withdrawal                                 withdrawal
WITHDRAWAL PERCENT                                          4.5%(1)                                    4.5%(1)
THRESHOLD                                                   $3,500                                     $3,500
                                           - Remaining for the Contract Year          - Remaining for the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

APP I-24

-------------------------------------------------------------------------------

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($95,000) divided by your current Payment  the rider charge being taken, or
                                           Base ($99,000), less 1                     - Your current Payment Base
                                           - Resulting in -0.04%, subject to minimum
                                           of 0%, No change to the Payment Base
THRESHOLD                                                   $4,455                                     $4,455
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
RIDER CHARGE                                                $841.50                                   $1,138.50
                                           - Rider charge of 0.85% multiplied by      - Rider charge of 1.15% multiplied by
                                           your current Payment Base                  your current Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

EXAMPLE 10: ASSUME THE SAME FACTS AS EXAMPLE 7 (SINGLE LIFE). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, THE CONTRACT VALUE AFTER THE PAYMENT IS $121,000.

VALUES PRIOR TO THE PREMIUM PAYMENT:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
THRESHOLD                                                   $4,950                                     $4,950
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000

VALUES AFTER THE PREMIUM PAYMENT:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $119,000                                   $119,000
                                           - Prior Payment Base increased by the      - Prior Payment Base increased by the
                                           Premium Payment                            Premium Payment
THRESHOLD                                                   $6,050                                     $5,950
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by your
                                           greater of your current Payment Base or    current Payment Base
                                           Contract Value
GUARANTEED MINIMUM DEATH BENEFIT                           $119,000                                   $119,000
                                           - Prior Death Benefit increased by the     - Prior Death Benefit increased by the
                                           Premium Payment                            Premium Payment

                                                                    APP I-25

-------------------------------------------------------------------------------

EXAMPLE 11: ASSUME THE SAME FACTS AS EXAMPLE 9 (JOINT/SPOUSAL). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, THE CONTRACT VALUE AFTER THE PAYMENT IS $125,000.

VALUES PRIOR TO THE PREMIUM PAYMENT:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
THRESHOLD                                                   $4,455                                     $4,455
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000

VALUES AFTER THE PREMIUM PAYMENT:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $119,000                                   $119,000
                                           - Prior Payment Base increased by the      - Prior Payment Base increased by the
                                           Premium Payment                            Premium Payment
THRESHOLD                                                   $5,625                                     $5,355
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by your
                                           greater of your current Payment Base or    current Payment Base
                                           Contract Value
GUARANTEED MINIMUM DEATH BENEFIT                           $119,000                                   $119,000
                                           - Prior Death Benefit increased by the     - Prior Death Benefit increased by the
                                           Premium Payment                            Premium Payment

EXAMPLE 12: ASSUME THE OLDER COVERED LIFE IS 74 (SINGLE LIFE). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 6%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000.

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $50,000                                    $50,000
                                           - Partial Surrender did not exceed the     - Partial Surrender did not exceed the
                                           Lifetime Benefit Payment                   Lifetime Benefit Payment
WITHDRAWAL PERCENT                                           6%(1)                                      6%(1)
LIFETIME BENEFIT PAYMENT                                     $300                                        $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
                                           - Available Lifetime Benefit Payment was   - Available Lifetime Benefit Payment was
                                           6% multiplied by the greater of the        6% multiplied by the Payment Base on the
                                           Payment Base or Contract Value on the      Contract Anniversary
                                           Contract Anniversary                       - Available Lifetime Benefit Payment was
                                           - Available Lifetime Benefit Payment was   $3,000
                                           $3,300
GUARANTEED MINIMUM DEATH BENEFIT                            $47,000                                    $47,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           partial Surrender                          partial Surrender

APP I-26

-------------------------------------------------------------------------------

EXAMPLE 13: ASSUME THE YOUNGER COVERED LIFE IS 74 (JOINT/SPOUSAL). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $2,750 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 5.5%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000.

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $50,000                                    $50,000
                                           - Partial Surrender did not exceed the     - Partial Surrender did not exceed the
                                           Lifetime Benefit Payment                   Lifetime Benefit Payment
WITHDRAWAL PERCENT                                          5.5%(1)                                    5.5%(1)
LIFETIME BENEFIT PAYMENT                                     $275                                        $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
                                           - Available Lifetime Benefit Payment was   - Available Lifetime Benefit Payment was
                                           5.5% multiplied by the greater of the      5.5% multiplied by the Payment Base on
                                           Payment Base or Contract Value on the      the Contract Anniversary
                                           Contract Anniversary                       - Available Lifetime Benefit Payment was
                                           - Available Lifetime Benefit Payment was   $2,750
                                           $3,025
GUARANTEED MINIMUM DEATH BENEFIT                            $47,250                                    $47,250
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           partial Surrender                          partial Surrender

EXAMPLE 14: ASSUME THE SAME FACTS AS EXAMPLE 12 (SINGLE LIFE). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $1,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $52,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $51,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $50,000                                    $50,000
                                           - Partial Surrender did not exceed the     - Partial Surrender did not exceed the
                                           Lifetime Benefit Payment                   Lifetime Benefit Payment
WITHDRAWAL PERCENT                                            6%                                         6%
LIFETIME BENEFIT PAYMENT                                     $300                                        $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
                                           - Available Lifetime Benefit Payment was   - Available Lifetime Benefit Payment was
                                           6% multiplied by the greater of the        6% multiplied by the Payment Base on the
                                           Payment Base or Contract Value on the      Contract Anniversary
                                           Contract Anniversary                       - Available Lifetime Benefit Payment was
                                           - Available Lifetime Benefit Payment was   $3,000
                                           $3,300
GUARANTEED MINIMUM DEATH BENEFIT                            $47,000                                    $47,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           partial Surrender                          partial Surrender

                                                                    APP I-27

-------------------------------------------------------------------------------

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $49,323                                    $49,038
                                           - Proportional reduction:                  - Proportional reduction:
                                           1-($700/($52,000-$300)                     1-($1000/$52,000)
LIFETIME BENEFIT PAYMENT                                      $0                                         $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $46,068                                    $46,096
                                           - Prior Death Benefit reduced by partial   - Prior Death Benefit reduced by partial
                                           surrender NOT exceeding the Lifetime       surrender NOT exceeding the Lifetime
                                           Benefit Payment. Then, proportional        Benefit Payment. Then, proportional
                                           reduction multiplied by the result of the  reduction multiplied by the result of the
                                           above                                      above

EXAMPLE 15: ASSUME THE SAME FACTS AS EXAMPLE 13 (JOINT/SPOUSAL). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $2,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $49,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $47,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $50,000                                    $50,000
WITHDRAWAL PERCENT                                           5.5%                                       5.5%
LIFETIME BENEFIT PAYMENT                                     $275                                        $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
                                           - Available Lifetime Benefit Payment was   - Available Lifetime Benefit Payment was
                                           5.5% multiplied by the greater of the      5.5% multiplied by the Payment Base on
                                           Payment Base or Contract Value on the      the Contract Anniversary
                                           Contract Anniversary                       - Available Lifetime Benefit Payment was
                                           - Available Lifetime Benefit Payment was   $2,750
                                           $3,025
GUARANTEED MINIMUM DEATH BENEFIT                            $47,250                                    $47,250

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $48,230                                    $47,959
                                           - Proportional reduction:                  - Proportional reduction:
                                           1-($1,725/($49,000-$275)                   1-($2,000/$49,000)
LIFETIME BENEFIT PAYMENT                                      $0                                         $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $45,312                                    $45,321
                                           - Prior Death Benefit reduced by partial   - Prior Death Benefit reduced by partial
                                           surrender NOT exceeding the Lifetime       surrender NOT exceeding the Lifetime
                                           Benefit Payment. Then, proportional        Benefit Payment. Then, proportional
                                           reduction multiplied by the result of the  reduction multiplied by the result of the
                                           above                                      above

APP I-28

-------------------------------------------------------------------------------

EXAMPLE 16: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). NOW ASSUME YOU HAVE REACHED YOUR FIRST CONTRACT ANNIVERSARY. YOUR CONTRACT VALUE ON THE CONTRACT ANNIVERSARY IS $115,000.

VALUES PRIOR TO THE CONTRACT ANNIVERSARY:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
THRESHOLD                                                   $5,000                                     $5,000
                                           - 5% of your Payment Base                  - 5% of your Payment Base
LIFETIME BENEFIT PAYMENT                                      N/A                                        N/A
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $110,000                                   $115,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($115,000) divided by your current         the rider charge being taken, or
                                           Payment Base ($100,000), less 1            - Your current Payment Base
                                           - Resulting in 0.15%, capped at 10%.
                                           Subject to minimum of 0% and maximum of
                                           10%
THRESHOLD                                                   $5,500                                     $5,750
                                           - 5% of your Payment Base                  - 5% of your Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

EXAMPLE 17: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). NOW ASSUME YOU HAVE REACHED YOUR FIRST CONTRACT ANNIVERSARY. YOUR CONTRACT VALUE ON THE ANNIVERSARY IS $115,000.

VALUES PRIOR TO THE CONTRACT ANNIVERSARY:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
THRESHOLD                                                   $4,500                                     $4,500
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
LIFETIME BENEFIT PAYMENT                                      N/A                                        N/A
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

VALUES AFTER THE CONTRACT ANNIVERSARY:

PAYMENT BASE                                               $110,000                                   $115,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($115,000) divided by your current         the rider charge being taken, or
                                           Payment Base ($100,000), less 1            - Your current Payment Base
                                           - Resulting in 0.15%, capped at 10%.
                                           Subject to minimum of 0% and maximum of
                                           10%
THRESHOLD                                                   $4,950                                     $5,175
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

                                                                    APP I-29

-------------------------------------------------------------------------------

EXAMPLE 18: SPOUSAL CONTRACT CONTINUATION (SINGLE LIFE)

On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.

VALUES UPON SPOUSAL CONTINUATION:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $150,000                                   $150,000
                                           - Equal to the Contract Value on date of   - Equal to Contract Value on date of
                                           continuation                               continuation
WITHDRAWAL PERCENTAGE                                         6%                                         6%
                                           - Withdrawal Percent is set using the      - Withdrawal Percent is set using the
                                           oldest Covered Life's age on the           oldest Covered Life's age on the
                                           effective date of continuation             effective date of continuation
LIFETIME BENEFIT PAYMENT                                    $9,000                                     $9,000
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by the
                                           Payment Base on date of continuation       Payment Base on date of continuation
GUARANTEED MINIMUM DEATH BENEFIT                           $150,000                                   $150,000
                                           - Equal to Contract Value on date of       - Equal to Contract Value on date of
                                           continuation                               continuation

EXAMPLE 19: SPOUSAL CONTRACT CONTINUATION (JOINT/SPOUSAL)

On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.

VALUES UPON SPOUSAL CONTRACT CONTINUATION:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $150,000                                   $150,000
                                           - Greater of Contract Value or Payment     - Greater of Contract Value or Payment
                                           Base on date of continuation               Base on date of continuation
WITHDRAWAL PERCENTAGE                                        5.5%                                       5.5%
                                           - Withdrawal Percent is set using the      - Withdrawal Percent is set using the
                                           oldest Covered Life's age on the           oldest Covered Life's age on the
                                           effective date of continuation             effective date of continuation
LIFETIME BENEFIT PAYMENT                                    $8,250                                     $8,250
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by
                                           greater of the Contract Value or Payment   Payment Base on date of continuation
                                           Base on date of continuation
GUARANTEED MINIMUM DEATH BENEFIT                           $150,000                                   $150,000
                                           - Equal to Contract Value on date of       - Equal to Contract Value on date of
                                           continuation                               continuation

APP I-30

-------------------------------------------------------------------------------

EXAMPLE 20: WITHDRAWAL PERCENT INCREASE; ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 4 (SINGLE LIFE). YOUR WITHDRAWAL PERCENT IS 6%, WHICH WAS BASED ON YOUR AGE (70) AT THE TIME OF FIRST WITHDRAWAL. YOUR LIFETIME BENEFIT PAYMENT PRIOR TO THE CONTRACT ANNIVERSARY IS $6,300. YOU ARE NOW AGE 75 AND YOUR ANNIVERSARY IS BEING PROCESSED. YOUR CONTRACT VALUE ON ANNIVERSARY IS $117,000.

VALUES PRIOR TO THE ANNIVERSARY:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $105,000                                   $105,000
WITHDRAWAL PERCENT                                            6%                                         6%
LIFETIME BENEFIT PAYMENT                                    $6,300                                     $6,300
GUARANTEED MINIMUM DEATH BENEFIT                            $94,000                                    $94,000

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $115,500                                   $117,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($117,000) divided by your current         the rider charge being taken, or
                                           Payment Base ($105,000), less 1            - Your current Payment Base
                                           - Resulting in 0.11%, capped at 10%.
                                           Subject to minimum of 0% and maximum of
                                           10%
WITHDRAWAL PERCENT                                           6.5%                                       6.5%
                                           - Due to the automatic increase and        - Due to the automatic increase and
                                           client reaching a new age band, the        client reaching a new age band, the
                                           Withdrawal Percent has increased           Withdrawal Percent has increased
LIFETIME BENEFIT PAYMENT                                   $7,507.50                                   $7,605
RIDER CHARGE                                                $977.50                                   $1,345.50
                                           - Rider charge of 0.85% multiplied by      - Rider charge of 1.15% multiplied by
                                           your current Payment Base                  your current Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                            $94,000                                    $94,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

EXAMPLE 21

Assume the following Contract values:

Contract Value = $3,000

Lifetime Benefit Payment = $2,000

Client takes a partial Surrender of $2,000 (within rider limit)

New Contract Value = $2,000

- Minimum Amount Rule is reached as remaining Contract Value is reduced below one Lifetime Benefit Payment and the Partial Surrender was within the rider limit

       -   Contract Value is transferred to approved investment program

       -   We will no longer accept subsequent Premium Payments

       - We will begin to automatically pay the annual Lifetime Benefit Payment via the Automatic Income Program. The Lifetime Benefit Payment will be paid out of our General Account

       - The payout of the Lifetime Benefit Payment will no longer reduce the Contract Value, however, the Death Benefit will continue to be reduced

       -   We will waive the Annual Maintenance Fee and rider fee

       -   Benefit Increases will no longer be applied

NOTE: If the Contract Value is reduced below one Lifetime Benefit Payment on any Contract Anniversary due to performance the above scenario would occur.

                                                                    APP I-31

-------------------------------------------------------------------------------

EXAMPLE 22

Assume the following Contract values:

Contract Value = $3,000

Lifetime Benefit Payment = $2,000

Client takes a partial Surrender of $2,800 (exceeds rider limit)

New Contract Value = $2,000

- Minimum Account Rule is reached as remaining Contract Value is reduced below the Minimum Account Rule under the contract, $500 (varies by state) and the Partial Surrender exceeded the rider limit

       -   Contract is fully liquidated

EXAMPLE 23: AUTOMATIC PAYMENT BASE INCREASE TO RELEVANT COVERED LIFE ATTAINED AGE 90. ASSUME THAT YOU SELECT A SINGLE LIFE OPTION. YOUR WITHDRAWAL PERCENTAGE IS 7.5%, WHICH IS BASED ON YOUR AGE (85) AT THE TIME OF YOUR FIRST WITHDRAWAL. YOUR LIFETIME BENEFIT PAYMENT PRIOR TO CONTRACT ANNIVERSARY IS $7,500. YOU ARE NOW AGE 90 AND YOUR ANNIVERSARY IS BEING PROCESSED. YOUR CONTRACT VALUE ON YOUR ANNIVERSARY IS $120,000.

VALUES PRIOR TO ANNIVERSARY:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
WITHDRAWAL PERCENTAGE                                        7.5%                                       7.5%
LIFETIME BENEFIT PAYMENT                                    $7,500                                     $7,500
GUARANTEED MINIMUM DEATH BENEFIT                            $92,500                                    $92,500

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $110,000                                   $120,000
                                           The ratio is the Contract Value            Greater of the Contract Value prior to
                                           ($120,000) divided by current Payment      the rider charge being taken, or Your
                                           Base ($100,00), less 1 results in .20%,    Payment Base
                                           capped at 10%
WITHDRAWAL PERCENTAGE                                         8%                                         8%
                                           Due to the automatic increase and client   Due to the automatic increase and client
                                           reaching a new age band, the Withdrawal    reaching a new age band, the Withdrawal
                                           Percentage has increased                   Percentage has increased
LIFETIME BENEFIT PAYMENT                                    $8,800                                     $9,600
RIDER CHARGE                                                 $935                                     $1,380.50
                                           Rider charge of 0.85% multiplied by your   Rider charge of 1.15% multiplied by your
                                           current Payment Base                       current Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                            $92,500                                    $92,500
                                           No change due to anniversary processing    No change due to anniversary processing

APP I-32

-------------------------------------------------------------------------------

EXAMPLE 24: DEFERRAL ILLUSTRATION. ASSUME THAT ON YOUR BIRTHDAY IN SEPTEMBER 2008 YOU ARE 60. YOU PURCHASE THE CONTRACT IN NOVEMBER 2008 AND SELECT THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS WITH THE SINGLE LIFE OPTION. ASSUME NO GROWTH IN CONTRACT VALUE.

                                                   NO PARTIAL SURRENDERS IN                     PARTIAL SURRENDER IN
                 FEATURE                          FIRST 5 YEARS OF THE RIDER                  SECOND YEAR OF THE RIDER
-------------------------------------------------------------------------------------------------------------------------------
WITHDRAWAL PERCENTAGE AT ISSUE                                5%                                         5%
PAYMENT BASE AT ISSUE                                      $100,000                                   $100,000
LIFETIME BENEFIT PAYMENT AT ISSUE                           $5,000                                     $5,000
WITHDRAWAL PERCENTAGE ON BIRTHDAY IN                   Increased to 5.5%                            Remains at 5%
SEPTEMBER 2013 WHEN RELEVANT COVERED LIFE
IS AGE 65
PAYMENT BASE ON BIRTHDAY                                   $100,000                                   $100,000
                                           No change due to birthday                  No change due to birthday
LIFETIME BENEFIT PAYMENT ON BIRTHDAY                  Increased to $5,500                         Remains at $5,000
ANNIVERSARY IN NOVEMBER 2013 - CONTRACT                    $100,000                                   $100,000
VALUE IS LESS THAN CURRENT PAYMENT BASE,
SO THERE IS NO CHANGE TO THE PAYMENT BASE
WITHDRAWAL PERCENTAGE                                        5.5%                                        5%
LIFETIME BENEFIT PAYMENT                                    $5,500                                     $5,000

MAV PLUS

EXAMPLE 1

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

-   You made a single Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

-   On the day we receive proof of Death, your Contract Value was $117,403,

-   Your Maximum Anniversary Value was $106,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Premium Security Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR EARNINGS PROTECTION BENEFIT

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 - $100,000 - $0 + $0 = $9,273].

Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

We would calculate the Contract gain as follows:

-   Contract Value on the day we receive proof of Death [$117,403],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

-   Add any adjustments for partial Surrenders [$0],

So the Contract gain equals $17,403.

                                                                    APP I-33

-------------------------------------------------------------------------------

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

-   minus any adjustments for partial Surrenders ($0),

Which equals $100,000. The cap is 200% of $100,000, which is $200,000.

MAV PLUS DEATH BENEFIT AMOUNT IS $106,000. (See Example 1 under Premium Security Death Benefit for details of calculation.)

ADJUSTED TOTAL PREMIUM PAYMENT AMOUNT IS $92,000. (See Example 1 under MAV PLUS/EPB Death Benefit for details of calculation.)

MAV PLUS DEATH BENEFIT

In this situation the cap does not apply, so we take the Contract Value on the date we receive proof of death and adds 40% of gain [$117,403 + 40% (17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the Death Benefit.

EXAMPLE 2

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

-   You made a single Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)),

-   On the day we receive proof of Death, your Contract Value was $120,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 - $100,000 - $0 + $0 = $50,000].

Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.

CALCULATION OF CONTRACT GAIN

We would calculate the Contract gain as follows:

-   Contract Value on the day we receive proof of Death [$120,000],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

-   Add any adjustments for partial Surrenders [$10,000],

So the Contract gain equals $30,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

-   minus any adjustments for partial Surrenders ($10,000),

Which equals $90,000. The cap is 200% of $90,000, which is $180,000.

APP I-34

-------------------------------------------------------------------------------

ADJUSTMENT FOR PARTIAL SURRENDERS FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 - $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 minus $10,000 = $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so we take 40% of Contract gain on the day we receive proof of death $30,000 or $12,000 and add that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.

                                                                    APP II-1

-------------------------------------------------------------------------------

APPENDIX II - ACCUMULATION UNIT VALUES

The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.

There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. There are two tables below reflecting the Accumulation Unit Values for Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company. The tables show only the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits. Tables showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits appear in the Statement of Additional Information, which you may obtain free of charge by contacting us.


HARTFORD LIFE INSURANCE COMPANY



                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH
 STRATEGY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.748          $11.266          $10.379           $8.474
  Accumulation Unit Value at end of
   period                                  $11.992          $10.748          $11.266          $10.379
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  400              460              467              533
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.907          $13.671          $12.728          $10.502
  Accumulation Unit Value at end of
   period                                  $14.251          $12.907          $13.671          $12.728
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                1                -                -
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $6.627           $8.021           $7.238           $5.282
  Accumulation Unit Value at end of
   period                                   $7.516           $6.627           $8.021           $7.238
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  106              121              107              104
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.042          $15.952          $14.546          $10.728
  Accumulation Unit Value at end of
   period                                  $14.637          $13.042          $15.952          $14.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $7.545           $9.517           $9.272           $7.012
  Accumulation Unit Value at end of
   period                                   $8.479           $7.545           $9.517           $9.272
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,233            1,361            1,365            1,436
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.059          $14.096          $13.878          $10.606
  Accumulation Unit Value at end of
   period                                  $12.298          $11.059          $14.096          $13.878
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    4                4                2                -
ALLIANCEBERNSTEIN VPS SMALL/MID CAP
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.778          $13.098          $10.514           $7.488
  Accumulation Unit Value at end of
   period                                  $13.733          $11.778          $13.098          $10.514
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  150              163              164              173
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.637          $18.696          $15.165          $10.916
  Accumulation Unit Value at end of
   period                                  $19.195          $16.637          $18.696          $15.165
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH
 STRATEGY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.337          $11.910          $10.638           $9.737
  Accumulation Unit Value at end of
   period                                   $8.474          $12.337          $11.910          $10.638
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  544              384               99               32
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.517          $10.365                -                -
  Accumulation Unit Value at end of
   period                                   $5.282          $10.517                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   62                8                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.252          $14.678          $11.038           $9.315
  Accumulation Unit Value at end of
   period                                   $7.012          $15.252          $14.678          $11.038
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,638            1,202              751              142
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS SMALL/MID CAP
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.843          $11.853          $10.546           $9.413
  Accumulation Unit Value at end of
   period                                   $7.488          $11.843          $11.853          $10.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  191              198               91               16
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-2

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.302           $8.767           $7.995           $6.712
  Accumulation Unit Value at end of
   period                                   $9.440           $8.302           $8.767           $7.995
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  564              706              806              882
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.482          $13.320          $12.276          $10.415
  Accumulation Unit Value at end of
   period                                  $14.045          $12.482          $13.320          $12.276
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                1                1                -
FIDELITY VIP CONTRAFUND PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.863          $12.399          $10.775           $8.082
  Accumulation Unit Value at end of
   period                                  $13.559          $11.863          $12.399          $10.775
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,983            2,436            2,905            3,153
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.523          $15.341          $13.472          $10.212
  Accumulation Unit Value at end of
   period                                  $16.427          $14.523          $15.341          $13.472
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                3                -                -
FIDELITY VIP DYNAMIC CAPITAL
 APPRECIATION PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.183           $8.552           $7.365           $5.511
  Accumulation Unit Value at end of
   period                                   $9.845           $8.183           $8.552           $7.365
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   36               11               10                8
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.179          $16.030          $13.951          $10.550
  Accumulation Unit Value at end of
   period                                  $18.071          $15.179          $16.030          $13.951
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.838           $9.932           $8.782           $6.870
  Accumulation Unit Value at end of
   period                                  $11.333           $9.838           $9.932           $8.782
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  602              694              819              909
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.217          $14.504          $12.960          $10.246
  Accumulation Unit Value at end of
   period                                  $16.207          $14.217          $14.504          $12.960
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                1                1                -
FIDELITY VIP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.879          $11.058           $9.072           $7.204
  Accumulation Unit Value at end of
   period                                  $12.249          $10.879          $11.058           $9.072
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  218              244              261              306
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.739          $15.140          $12.551          $10.072
  Accumulation Unit Value at end of
   period                                  $16.421          $14.739          $15.140          $12.551
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.562          $12.259          $10.293           $9.626
  Accumulation Unit Value at end of
   period                                   $6.712          $11.562          $12.259          $10.293
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  935              686              386               97
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP CONTRAFUND PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.331          $12.414          $11.320           $9.562
  Accumulation Unit Value at end of
   period                                   $8.082          $14.331          $12.414          $11.320
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,408            2,886            1,381              190
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP DYNAMIC CAPITAL
 APPRECIATION PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.548           $9.642                -                -
  Accumulation Unit Value at end of
   period                                   $5.511           $9.548                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.208          $12.249          $10.378           $9.543
  Accumulation Unit Value at end of
   period                                   $6.870          $12.208          $12.249          $10.378
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  991              803              422               91
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.892          $11.145          $10.627           $9.553
  Accumulation Unit Value at end of
   period                                   $7.204          $13.892          $11.145          $10.627
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  307              176              109               15
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                                    APP II-3

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.733          $14.513          $11.470           $8.340
  Accumulation Unit Value at end of
   period                                  $14.355          $12.733          $14.513          $11.470
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  390              478              548              614
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.525          $17.883          $14.282          $10.494
  Accumulation Unit Value at end of
   period                                  $17.321          $15.525          $17.883          $14.282
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                1                -                -
FIDELITY VIP VALUE STRATEGIES
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.168          $11.359           $9.136           $5.907
  Accumulation Unit Value at end of
   period                                  $12.715          $10.168          $11.359           $9.136
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  118              127              142              139
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.912          $20.221          $16.435          $10.739
  Accumulation Unit Value at end of
   period                                  $22.165          $17.912          $20.221          $16.435
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD BALANCED HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.126           $5.114           $4.634           $3.614
  Accumulation Unit Value at end of
   period                                   $5.651           $5.126           $5.114           $4.634
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  661              768              797              721
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.233          $14.349          $13.139          $10.356
  Accumulation Unit Value at end of
   period                                  $15.527          $14.233          $14.349          $13.139
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8                -                -                -
HARTFORD CAPITAL APPRECIATION HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.584          $12.140          $10.588           $7.386
  Accumulation Unit Value at end of
   period                                  $12.327          $10.584          $12.140          $10.588
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  241              294              334              291
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.495          $16.801          $14.808          $10.439
  Accumulation Unit Value at end of
   period                                  $16.705          $14.495          $16.801          $14.808
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                2                2
HARTFORD DISCIPLINED EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.267           $1.272           $1.134           $0.917
  Accumulation Unit Value at end of
   period                                   $1.466           $1.267           $1.272           $1.134
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               10,166           12,855           16,390           18,477
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.952          $14.164          $12.753          $10.422
  Accumulation Unit Value at end of
   period                                  $15.982          $13.952          $14.164          $12.753
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                4                5                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.032          $12.362          $11.176           $9.318
  Accumulation Unit Value at end of
   period                                   $8.340          $14.032          $12.362          $11.176
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  628              643              399               54
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP VALUE STRATEGIES
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.322          $11.874          $10.401           $8.953
  Accumulation Unit Value at end of
   period                                   $5.907          $12.322          $11.874          $10.401
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  138               40               11                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD BALANCED HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.372           $5.119           $4.699           $4.355
  Accumulation Unit Value at end of
   period                                   $3.614           $5.372           $5.119           $4.699
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  708              682              468              254
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD CAPITAL APPRECIATION HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $7.517                -                -                -
  Accumulation Unit Value at end of
   period                                   $7.386                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   56                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD DISCIPLINED EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.485           $1.393           $1.259           $1.157
  Accumulation Unit Value at end of
   period                                   $0.917           $1.485           $1.393           $1.259
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               20,405           22,274           14,696            2,914
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-4

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $3.688           $3.698           $3.320           $2.706
  Accumulation Unit Value at end of
   period                                   $4.122           $3.688           $3.698           $3.320
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                5,510            6,675            7,864            8,354
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.654          $13.839          $12.552          $10.338
  Accumulation Unit Value at end of
   period                                  $15.104          $13.654          $13.839          $12.552
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                1                -                -
HARTFORD GLOBAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.511           $1.783           $1.586           $1.188
  Accumulation Unit Value at end of
   period                                   $1.835           $1.511           $1.783           $1.586
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  159              198              371              364
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.983          $15.482          $13.915          $10.534
  Accumulation Unit Value at end of
   period                                  $15.603          $12.983          $15.482          $13.915
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GLOBAL RESEARCH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.768           $9.821           $8.602           $6.150
  Accumulation Unit Value at end of
   period                                  $10.216           $8.768           $9.821           $8.602
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    5               10                8                7
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.471          $16.381          $14.499          $10.476
  Accumulation Unit Value at end of
   period                                  $16.685          $14.471          $16.381          $14.499
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.203           $1.343           $1.143           $0.865
  Accumulation Unit Value at end of
   period                                   $1.402           $1.203           $1.343           $1.143
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  485              580              764              549
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.014          $15.805          $13.596          $10.400
  Accumulation Unit Value at end of
   period                                  $16.161          $14.014          $15.805          $13.596
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.426           $1.590           $1.374           $1.077
  Accumulation Unit Value at end of
   period                                   $1.780           $1.426           $1.590           $1.374
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,727            2,196            2,624            2,945
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.518          $15.232          $13.304          $10.541
  Accumulation Unit Value at end of
   period                                  $16.700          $13.518          $15.232          $13.304
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $4.069           $3.819           $3.224           $3.001
  Accumulation Unit Value at end of
   period                                   $2.706           $4.069           $3.819           $3.224
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                8,912            7,933            3,708              745
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GLOBAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.539           $2.064           $1.837           $1.628
  Accumulation Unit Value at end of
   period                                   $1.188           $2.539           $2.064           $1.837
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  224              183               71               27
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GLOBAL RESEARCH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.478                -                -                -
  Accumulation Unit Value at end of
   period                                   $6.150                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.510           $1.314           $1.277           $1.135
  Accumulation Unit Value at end of
   period                                   $0.865           $1.510           $1.314           $1.277
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  653              677              394               86
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.014           $1.579           $1.432           $1.148
  Accumulation Unit Value at end of
   period                                   $1.077           $2.014           $1.579           $1.432
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,987            2,148            1,296              136
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                                    APP II-5

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.804           $1.751           $1.532           $1.035
  Accumulation Unit Value at end of
   period                                   $2.030           $1.804           $1.751           $1.532
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,739            2,917            3,077            2,776
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.546          $17.209          $15.214          $10.383
  Accumulation Unit Value at end of
   period                                  $19.533          $17.546          $17.209          $15.214
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD INDEX HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $4.744           $4.735           $4.193           $3.378
  Accumulation Unit Value at end of
   period                                   $5.398           $4.744           $4.735           $4.193
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  226              208              118              122
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.845          $13.964          $12.497          $10.173
  Accumulation Unit Value at end of
   period                                  $15.590          $13.845          $13.964          $12.497
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                1                -                -
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.246           $2.653           $2.354           $1.793
  Accumulation Unit Value at end of
   period                                   $2.657           $2.246           $2.653           $2.354
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,858            3,525            3,929            2,728
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.982          $15.496          $13.899          $10.694
  Accumulation Unit Value at end of
   period                                  $15.196          $12.982          $15.496          $13.899
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                1                -
HARTFORD MIDCAP VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.052          $12.281          $10.268                -
  Accumulation Unit Value at end of
   period                                  $13.590          $11.052          $12.281                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   17               21               18                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.877          $12.214          $10.258                -
  Accumulation Unit Value at end of
   period                                  $13.235          $10.877          $12.214                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.929           $1.960           $1.992           $2.023
  Accumulation Unit Value at end of
   period                                   $1.898           $1.929           $1.960           $1.992
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,151            5,345            6,042            8,858
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.223           $9.471           $9.725           $9.979
  Accumulation Unit Value at end of
   period                                   $8.982           $9.223           $9.471           $9.725
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.406           $1.390           $1.270           $1.220
  Accumulation Unit Value at end of
   period                                   $1.035           $1.406           $1.390           $1.270
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,303            1,866              832              222
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD INDEX HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.458           $5.272           $4.640           $4.321
  Accumulation Unit Value at end of
   period                                   $3.378           $5.458           $5.272           $4.640
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  116              134               65               20
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $3.154           $2.515           $2.053           $1.761
  Accumulation Unit Value at end of
   period                                   $1.793           $3.154           $2.515           $2.053
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,047            2,854            2,023              385
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD MIDCAP VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.012           $1.948           $1.891           $1.871
  Accumulation Unit Value at end of
   period                                   $2.023           $2.012           $1.948           $1.891
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               12,392            4,639            2,397              901
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-6

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD SMALL COMPANY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.443           $2.569           $2.103           $1.653
  Accumulation Unit Value at end of
   period                                   $2.781           $2.443           $2.569           $2.103
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,020            1,287            1,509            1,655
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.973          $15.910          $13.161          $10.453
  Accumulation Unit Value at end of
   period                                  $16.862          $14.973          $15.910          $13.161
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD SMALL/MID CAP EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.974           $9.223           $7.448           $5.118
  Accumulation Unit Value at end of
   period                                  $10.233           $8.974           $9.223           $7.448
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   31               33               33               32
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.512          $18.189          $14.843          $10.307
  Accumulation Unit Value at end of
   period                                  $19.761          $17.512          $18.189          $14.843
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD SMALLCAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.492           $1.495           $1.112           $0.835
  Accumulation Unit Value at end of
   period                                   $1.724           $1.492           $1.495           $1.112
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  757            1,106            1,289            1,098
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $18.432          $18.662          $14.033          $10.643
  Accumulation Unit Value at end of
   period                                  $21.073          $18.432          $18.662          $14.033
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD STOCK HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.872           $6.033           $5.340           $3.834
  Accumulation Unit Value at end of
   period                                   $6.610           $5.872           $6.033           $5.340
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  132              187              251              245
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.330          $15.916          $14.236          $10.329
  Accumulation Unit Value at end of
   period                                  $17.077          $15.330          $15.916          $14.236
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD TOTAL RETURN BOND HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $3.748           $3.560           $3.364           $2.972
  Accumulation Unit Value at end of
   period                                   $3.966           $3.748           $3.560           $3.364
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                8,968           10,198           11,937           12,889
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.529          $12.025          $11.485          $10.254
  Accumulation Unit Value at end of
   period                                  $13.121          $12.529          $12.025          $11.485
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                6                2                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD SMALL COMPANY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.828           $2.515           $2.463                -
  Accumulation Unit Value at end of
   period                                   $1.653           $2.828           $2.515                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,720              891               44                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD SMALL/MID CAP EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.785           $9.510                -                -
  Accumulation Unit Value at end of
   period                                   $5.118           $9.785                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   18                3                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD SMALLCAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.356           $1.403           $1.334           $1.140
  Accumulation Unit Value at end of
   period                                   $0.835           $1.356           $1.403           $1.334
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,103            1,345              833              300
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD STOCK HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $6.850           $6.573           $5.825           $5.211
  Accumulation Unit Value at end of
   period                                   $3.834           $6.850           $6.573           $5.825
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  243              286              169               51
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD TOTAL RETURN BOND HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $3.269           $3.174           $3.077           $3.066
  Accumulation Unit Value at end of
   period                                   $2.972           $3.269           $3.174           $3.077
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               13,359           12,395            6,762            1,443
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                                    APP II-7

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.191           $1.153           $1.129           $1.110
  Accumulation Unit Value at end of
   period                                   $1.215           $1.191           $1.153           $1.129
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               13,289           14,373           17,369           19,422
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.418          $10.201          $10.092          $10.024
  Accumulation Unit Value at end of
   period                                  $10.521          $10.418          $10.201          $10.092
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8               18                4                -
HARTFORD VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.240           $1.285           $1.139           $0.931
  Accumulation Unit Value at end of
   period                                   $1.428           $1.240           $1.285           $1.139
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,922            5,205            5,730            4,321
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.308          $13.939          $12.482          $10.305
  Accumulation Unit Value at end of
   period                                  $15.162          $13.308          $13.939          $12.482
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                4                2                -
INVESCO VAN KAMPEN V.I. AMERICAN VALUE
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.937          $13.038          $10.843           $7.917
  Accumulation Unit Value at end of
   period                                  $14.906          $12.937          $13.038          $10.843
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   64               62               81               78
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.714          $17.022          $14.306          $10.556
  Accumulation Unit Value at end of
   period                                  $19.056          $16.714          $17.022          $14.306
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
INVESCO VAN KAMPEN V.I. COMSTOCK FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.243          $14.785          $12.985          $10.276
  Accumulation Unit Value at end of
   period                                  $16.670          $14.243          $14.785          $12.985
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  259              332              359              403
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.102          $14.793          $13.129          $10.499
  Accumulation Unit Value at end of
   period                                  $16.333          $14.102          $14.793          $13.129
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                1                1                -
INVESCO VAN KAMPEN V.I. GROWTH AND
 INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.818          $15.405          $13.953          $11.424
  Accumulation Unit Value at end of
   period                                  $16.675          $14.818          $15.405          $13.953
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  191              234              256              276
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.013          $13.672          $12.513          $10.353
  Accumulation Unit Value at end of
   period                                  $14.491          $13.013          $13.672          $12.513
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.135           $1.105           $1.080           $1.081
  Accumulation Unit Value at end of
   period                                   $1.110           $1.135           $1.105           $1.080
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               20,225           18,579            9,068            1,727
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.433           $1.337           $1.115           $1.037
  Accumulation Unit Value at end of
   period                                   $0.931           $1.433           $1.337           $1.115
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,669            2,425              167               81
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
INVESCO VAN KAMPEN V.I. AMERICAN VALUE
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.734          $12.952          $10.911           $9.630
  Accumulation Unit Value at end of
   period                                   $7.917          $13.734          $12.952          $10.911
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   84               69               31                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
INVESCO VAN KAMPEN V.I. COMSTOCK FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $16.264          $16.920          $14.816          $14.064
  Accumulation Unit Value at end of
   period                                  $10.276          $16.264          $16.920          $14.816
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  435              466              298               65
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
INVESCO VAN KAMPEN V.I. GROWTH AND
 INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $17.123          $16.971          $14.870          $13.596
  Accumulation Unit Value at end of
   period                                  $11.424          $17.123          $16.971          $14.870
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  295              270               67               13
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-8

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
LORD ABBETT BOND-DEBENTURE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.621          $13.260          $11.996           $9.076
  Accumulation Unit Value at end of
   period                                  $15.085          $13.621          $13.260          $11.996
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  370              416              435              451
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.273          $15.024          $13.736          $10.502
  Accumulation Unit Value at end of
   period                                  $16.738          $15.273          $15.024          $13.736
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                -                -
LORD ABBETT CALIBRATED DIVIDEND GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.482          $11.644          $10.310           $8.489
  Accumulation Unit Value at end of
   period                                  $12.707          $11.482          $11.644          $10.310
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   36               49               50               61
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.645          $13.984          $12.512          $10.411
  Accumulation Unit Value at end of
   period                                  $14.944          $13.645          $13.984          $12.512
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT CLASSIC STOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.860          $12.014          $10.697           $8.661
  Accumulation Unit Value at end of
   period                                  $12.300          $10.860          $12.014          $10.697
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   54               64               86               86
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.297          $13.748          $12.371          $10.122
  Accumulation Unit Value at end of
   period                                  $13.783          $12.297          $13.748          $12.371
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT FUNDAMENTAL EQUITY
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.965          $12.729          $10.867           $8.765
  Accumulation Unit Value at end of
   period                                  $13.021          $11.965          $12.729          $10.867
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  120              135               86              103
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.746          $14.779          $12.750          $10.393
  Accumulation Unit Value at end of
   period                                  $14.803          $13.746          $14.779          $12.750
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                1                -                -
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.369          $10.136           $8.772           $7.497
  Accumulation Unit Value at end of
   period                                  $10.334           $9.369          $10.136           $8.772
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,001            1,206            1,394            1,500
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.521          $13.689          $11.972          $10.340
  Accumulation Unit Value at end of
   period                                  $13.667          $12.521          $13.689          $11.972
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
LORD ABBETT BOND-DEBENTURE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.183          $10.702           $9.946           $9.561
  Accumulation Unit Value at end of
   period                                   $9.076          $11.183          $10.702           $9.946
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  396              283              114               10
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT CALIBRATED DIVIDEND GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.687          $11.511          $10.211           $9.642
  Accumulation Unit Value at end of
   period                                   $8.489          $11.687          $11.511          $10.211
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   59               47               34                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT CLASSIC STOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.807          $11.758          $10.581          $10.000
  Accumulation Unit Value at end of
   period                                   $8.661          $12.807          $11.758          $10.581
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   66               43               28                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT FUNDAMENTAL EQUITY
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.486          $11.889          $10.538           $9.508
  Accumulation Unit Value at end of
   period                                   $8.765          $12.486          $11.889          $10.538
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  111               91               51               10
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.982          $11.770          $10.198           $9.583
  Accumulation Unit Value at end of
   period                                   $7.497          $11.982          $11.770          $10.198
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,672            1,421              600               30
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                                    APP II-9

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION
 FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.889          $10.189           $9.486           $6.686
  Accumulation Unit Value at end of
   period                                  $11.076           $9.889          $10.189           $9.486
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  441              555              653              716
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.707          $15.313          $14.407          $10.262
  Accumulation Unit Value at end of
   period                                  $16.300          $14.707          $15.313          $14.407
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                1                -
OPPENHEIMER GLOBAL SECURITIES FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.392          $12.655          $11.114           $8.104
  Accumulation Unit Value at end of
   period                                  $13.561          $11.392          $12.655          $11.114
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,252            1,496            1,740            1,882
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.501          $16.279          $14.447          $10.646
  Accumulation Unit Value at end of
   period                                  $17.081          $14.501          $16.279          $14.447
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                1                -                -
OPPENHEIMER MAIN STREET FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.252          $10.451           $9.168           $7.278
  Accumulation Unit Value at end of
   period                                  $11.766          $10.252          $10.451           $9.168
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   56               65               82               89
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.197          $14.624          $12.965          $10.401
  Accumulation Unit Value at end of
   period                                  $16.122          $14.197          $14.624          $12.965
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
OPPENHEIMER MAIN STREET SMALL- & MID-
 CAP FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.406          $11.873           $9.804           $7.278
  Accumulation Unit Value at end of
   period                                  $13.209          $11.406          $11.873           $9.804
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  461              571              655              729
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.394          $17.245          $14.391          $10.795
  Accumulation Unit Value at end of
   period                                  $18.787          $16.394          $17.245          $14.391
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                1                1                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION
 FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.504          $11.159          $10.530           $9.696
  Accumulation Unit Value at end of
   period                                   $6.686          $12.504          $11.159          $10.530
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  781              539              254               44
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
OPPENHEIMER GLOBAL SECURITIES FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.801          $13.219          $11.445           $9.607
  Accumulation Unit Value at end of
   period                                   $8.104          $13.801          $13.219          $11.445
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,069            1,829              771               42
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
OPPENHEIMER MAIN STREET FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.051          $11.757          $10.410           $9.592
  Accumulation Unit Value at end of
   period                                   $7.278          $12.051          $11.757          $10.410
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   82               79               56                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
OPPENHEIMER MAIN STREET SMALL- & MID-
 CAP FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.929          $12.292          $10.893           $9.300
  Accumulation Unit Value at end of
   period                                   $7.278          $11.929          $12.292          $10.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  818              767              425               69
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-10

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL & MID-CAP GROWTH
 FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.415           $9.488           $7.582           $5.825
  Accumulation Unit Value at end of
   period                                  $10.764           $9.415           $9.488           $7.582
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   57               66               41               37
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.213          $16.510          $13.332          $10.351
  Accumulation Unit Value at end of
   period                                  $18.342          $16.213          $16.510          $13.332
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT DIVERSIFIED INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $19.920          $20.903          $18.852          $12.330
  Accumulation Unit Value at end of
   period                                  $21.863          $19.920          $20.903          $18.852
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  232              283              296              290
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.334          $17.322          $15.786          $10.434
  Accumulation Unit Value at end of
   period                                  $17.741          $16.334          $17.322          $15.786
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    5                5                -                -
PUTNAM VT EQUITY INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.553          $14.509          $13.092          $10.438
  Accumulation Unit Value at end of
   period                                  $17.086          $14.553          $14.509          $13.092
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   37               39               42               48
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.087          $14.193          $12.942          $10.427
  Accumulation Unit Value at end of
   period                                  $16.367          $14.087          $14.193          $12.942
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GEORGE PUTNAM BALANCED FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.564          $10.445           $9.577           $7.746
  Accumulation Unit Value at end of
   period                                  $11.699          $10.564          $10.445           $9.577
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   35               46               39               40
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.660          $13.649          $12.646          $10.337
  Accumulation Unit Value at end of
   period                                  $14.970          $13.660          $13.649          $12.646
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $35.664          $36.392          $32.243          $24.232
  Accumulation Unit Value at end of
   period                                  $40.082          $35.664          $36.392          $32.243
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   13               18               16               11
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.895          $15.360          $13.752          $10.444
  Accumulation Unit Value at end of
   period                                  $16.566          $14.895          $15.360          $13.752
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
OPPENHEIMER SMALL & MID-CAP GROWTH
 FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.654          $11.168          $11.049           $9.483
  Accumulation Unit Value at end of
   period                                   $5.825          $11.654          $11.168          $11.049
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   43               29               15                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT DIVERSIFIED INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $18.109          $17.671          $16.893          $16.626
  Accumulation Unit Value at end of
   period                                  $12.330          $18.109          $17.671          $16.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  210              228              114               15
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT EQUITY INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GEORGE PUTNAM BALANCED FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.278          $13.365          $12.134          $11.639
  Accumulation Unit Value at end of
   period                                   $7.746          $13.278          $13.365          $12.134
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   41               27                8                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $36.928          $36.452          $32.820          $30.837
  Accumulation Unit Value at end of
   period                                  $24.232          $36.928          $36.452          $32.820
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   12                7                4                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                                   APP II-11

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $43.524          $46.379          $41.203          $32.252
  Accumulation Unit Value at end of
   period                                  $51.031          $43.524          $46.379          $41.203
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                8                8                8
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.405          $14.436          $12.960          $10.252
  Accumulation Unit Value at end of
   period                                  $15.553          $13.405          $14.436          $12.960
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INTERNATIONAL EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.329          $18.752          $17.318          $14.119
  Accumulation Unit Value at end of
   period                                  $18.392          $15.329          $18.752          $17.318
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  259              308              322              350
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.239          $13.894          $12.967          $10.684
  Accumulation Unit Value at end of
   period                                  $13.344          $11.239          $13.894          $12.967
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                1                1                -
PUTNAM VT INTERNATIONAL VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.752           $6.780           $6.431           $5.178
  Accumulation Unit Value at end of
   period                                   $6.890           $5.752           $6.780           $6.431
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   17               24               12                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.563          $13.772          $13.201          $10.742
  Accumulation Unit Value at end of
   period                                  $13.704          $11.563          $13.772          $13.201
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INVESTORS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.581           $8.716           $7.774           $6.038
  Accumulation Unit Value at end of
   period                                   $9.866           $8.581           $8.716           $7.774
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  396              531              592              651
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.017          $14.388          $12.969          $10.179
  Accumulation Unit Value at end of
   period                                  $15.948          $14.017          $14.388          $12.969
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT MULTI-CAP GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.562          $12.378          $10.727                -
  Accumulation Unit Value at end of
   period                                  $13.286          $11.562          $12.378                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                3                2                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.400          $12.333          $10.719                -
  Accumulation Unit Value at end of
   period                                  $12.963          $11.400          $12.333                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $53.461          $57.815          $50.684          $47.143
  Accumulation Unit Value at end of
   period                                  $32.252          $53.461          $57.815          $50.684
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    9                8                2                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INTERNATIONAL EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $25.598          $24.003          $19.096          $16.749
  Accumulation Unit Value at end of
   period                                  $14.119          $25.598          $24.003          $19.096
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  410              375              241               53
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INTERNATIONAL VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.748           $9.864                -                -
  Accumulation Unit Value at end of
   period                                   $5.178           $9.748                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    4                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INVESTORS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.150          $10.876           $9.700           $8.601
  Accumulation Unit Value at end of
   period                                   $6.038          $10.150          $10.876           $9.700
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  759              341               25                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT MULTI-CAP GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-12

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $20.208          $21.552          $17.383          $13.429
  Accumulation Unit Value at end of
   period                                  $23.365          $20.208          $21.552          $17.383
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  128              153              182              205
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.605          $16.819          $13.709          $10.702
  Accumulation Unit Value at end of
   period                                  $17.855          $15.605          $16.819          $13.709
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT VOYAGER FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $53.775          $66.516          $55.951          $34.689
  Accumulation Unit Value at end of
   period                                  $60.452          $53.775          $66.516          $55.951
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    4                7                7                7
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.773          $19.716          $16.760          $10.500
  Accumulation Unit Value at end of
   period                                  $17.546          $15.773          $19.716          $16.760
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
UIF EMERGING MARKETS EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.098          $18.763          $16.029           $9.574
  Accumulation Unit Value at end of
   period                                  $17.806          $15.098          $18.763          $16.029
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  165              203              183              177
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.313          $20.487          $17.686          $10.675
  Accumulation Unit Value at end of
   period                                  $19.038          $16.313          $20.487          $17.686
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                1                -                -
UIF MID CAP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.656          $16.044          $12.325           $7.958
  Accumulation Unit Value at end of
   period                                  $15.648          $14.656          $16.044          $12.325
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   96              119              139              139
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $18.343          $20.291          $15.752          $10.278
  Accumulation Unit Value at end of
   period                                  $19.380          $18.343          $20.291          $15.752
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $22.504          $26.199          $22.697          $19.908
  Accumulation Unit Value at end of
   period                                  $13.429          $22.504          $26.199          $22.697
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  234              242              149               20
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT VOYAGER FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $55.979          $53.906          $51.952          $46.089
  Accumulation Unit Value at end of
   period                                  $34.689          $55.979          $53.906          $51.952
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                2                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
UIF EMERGING MARKETS EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $22.490          $16.270          $12.052           $9.032
  Accumulation Unit Value at end of
   period                                   $9.574          $22.490          $16.270          $12.052
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  159              168               75               13
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
UIF MID CAP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.205          $12.601          $11.732           $9.494
  Accumulation Unit Value at end of
   period                                   $7.958          $15.205          $12.601          $11.732
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  130               96               29                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                                   APP II-13

-------------------------------------------------------------------------------


HARTFORD LIFE AND ANNUITY INSURANCE COMPANY



                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH
 STRATEGY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.748          $11.266          $10.379           $8.474
  Accumulation Unit Value at end of
   period                                  $11.992          $10.748          $11.266          $10.379
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,091            1,416            1,815            2,221
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.907          $13.671          $12.728          $10.502
  Accumulation Unit Value at end of
   period                                  $14.251          $12.907          $13.671          $12.728
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -               13                -                -
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $6.627           $8.021           $7.238           $5.282
  Accumulation Unit Value at end of
   period                                   $7.516           $6.627           $8.021           $7.238
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  345              497              575              613
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.042          $15.952          $14.546          $10.728
  Accumulation Unit Value at end of
   period                                  $14.637          $13.042          $15.952          $14.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $7.545           $9.517           $9.272           $7.012
  Accumulation Unit Value at end of
   period                                   $8.479           $7.545           $9.517           $9.272
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,134            4,896            5,216            5,545
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.059          $14.096          $13.878          $10.606
  Accumulation Unit Value at end of
   period                                  $12.298          $11.059          $14.096          $13.878
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   13               12                3                -
ALLIANCEBERNSTEIN VPS SMALL/MID CAP
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.778          $13.098          $10.514           $7.488
  Accumulation Unit Value at end of
   period                                  $13.733          $11.778          $13.098          $10.514
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  474              602              724              656
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.637          $18.696          $15.165          $10.916
  Accumulation Unit Value at end of
   period                                  $19.195          $16.637          $18.696          $15.165
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH
 STRATEGY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.337          $11.910          $10.638           $9.737
  Accumulation Unit Value at end of
   period                                   $8.474          $12.337          $11.910          $10.638
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,561            1,977              838              136
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.517          $10.365                -                -
  Accumulation Unit Value at end of
   period                                   $5.282          $10.517                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  518               35                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.252          $14.678          $11.038           $9.315
  Accumulation Unit Value at end of
   period                                   $7.012          $15.252          $14.678          $11.038
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,259            5,796            3,145              706
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS SMALL/MID CAP
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.843          $11.853          $10.546           $9.413
  Accumulation Unit Value at end of
   period                                   $7.488          $11.843          $11.853          $10.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  795              878              369               83
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-14

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.302           $8.767           $7.995           $6.712
  Accumulation Unit Value at end of
   period                                   $9.440           $8.302           $8.767           $7.995
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,881            2,572            3,029            3,181
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.482          $13.320          $12.276          $10.415
  Accumulation Unit Value at end of
   period                                  $14.045          $12.482          $13.320          $12.276
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8                7                3                -
FIDELITY VIP CONTRAFUND PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.863          $12.399          $10.775           $8.082
  Accumulation Unit Value at end of
   period                                  $13.559          $11.863          $12.399          $10.775
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,252            7,895            9,871           11,211
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.523          $15.341          $13.472          $10.212
  Accumulation Unit Value at end of
   period                                  $16.427          $14.523          $15.341          $13.472
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                7                2                -
FIDELITY VIP DYNAMIC CAPITAL
 APPRECIATION PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.183           $8.552           $7.365           $5.511
  Accumulation Unit Value at end of
   period                                   $9.845           $8.183           $8.552           $7.365
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   59               55               58               41
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.179          $16.030          $13.951          $10.550
  Accumulation Unit Value at end of
   period                                  $18.071          $15.179          $16.030          $13.951
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.838           $9.932           $8.782           $6.870
  Accumulation Unit Value at end of
   period                                  $11.333           $9.838           $9.932           $8.782
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,583            2,074            2,482            2,721
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.217          $14.504          $12.960          $10.246
  Accumulation Unit Value at end of
   period                                  $16.207          $14.217          $14.504          $12.960
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                5                1                -
FIDELITY VIP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.879          $11.058           $9.072           $7.204
  Accumulation Unit Value at end of
   period                                  $12.249          $10.879          $11.058           $9.072
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  903              747              891            1,007
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.739          $15.140          $12.551          $10.072
  Accumulation Unit Value at end of
   period                                  $16.421          $14.739          $15.140          $12.551
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                3                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.562          $12.259          $10.293           $9.626
  Accumulation Unit Value at end of
   period                                   $6.712          $11.562          $12.259          $10.293
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,363            2,773            1,530              395
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP CONTRAFUND PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.331          $12.414          $11.320           $9.562
  Accumulation Unit Value at end of
   period                                   $8.082          $14.331          $12.414          $11.320
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               12,634           11,162            5,354              748
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP DYNAMIC CAPITAL
 APPRECIATION PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.548           $9.642                -                -
  Accumulation Unit Value at end of
   period                                   $5.511           $9.548                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   28                4                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.208          $12.249          $10.378           $9.543
  Accumulation Unit Value at end of
   period                                   $6.870          $12.208          $12.249          $10.378
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,956            2,463            1,476              397
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.892          $11.145          $10.627           $9.553
  Accumulation Unit Value at end of
   period                                   $7.204          $13.892          $11.145          $10.627
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,136            1,140              547               70
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                                   APP II-15

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.733          $14.513          $11.470           $8.340
  Accumulation Unit Value at end of
   period                                  $14.355          $12.733          $14.513          $11.470
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,563            1,984            2,421            2,613
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.525          $17.883          $14.282          $10.494
  Accumulation Unit Value at end of
   period                                  $17.321          $15.525          $17.883          $14.282
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    5                6                4                -
FIDELITY VIP VALUE STRATEGIES
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.168          $11.359           $9.136           $5.907
  Accumulation Unit Value at end of
   period                                  $12.715          $10.168          $11.359           $9.136
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  225              187              272              296
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.912          $20.221          $16.435          $10.739
  Accumulation Unit Value at end of
   period                                  $22.165          $17.912          $20.221          $16.435
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD BALANCED HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.126           $5.114           $4.634           $3.614
  Accumulation Unit Value at end of
   period                                   $5.651           $5.126           $5.114           $4.634
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,400            1,625            1,892            1,799
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.233          $14.349          $13.139          $10.356
  Accumulation Unit Value at end of
   period                                  $15.527          $14.233          $14.349          $13.139
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                3                -                -
HARTFORD CAPITAL APPRECIATION HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.584          $12.140          $10.588           $7.386
  Accumulation Unit Value at end of
   period                                  $12.327          $10.584          $12.140          $10.588
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,058            1,404            1,743            1,492
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.495          $16.801          $14.808          $10.439
  Accumulation Unit Value at end of
   period                                  $16.705          $14.495          $16.801          $14.808
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                6                1                -
HARTFORD DISCIPLINED EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.267           $1.272           $1.134           $0.917
  Accumulation Unit Value at end of
   period                                   $1.466           $1.267           $1.272           $1.134
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               34,097           41,926           54,187           63,590
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.952          $14.164          $12.753          $10.422
  Accumulation Unit Value at end of
   period                                  $15.982          $13.952          $14.164          $12.753
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   28               19                2                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.032          $12.362          $11.176           $9.318
  Accumulation Unit Value at end of
   period                                   $8.340          $14.032          $12.362          $11.176
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,667            2,559            1,641              413
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP VALUE STRATEGIES
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.322          $11.874          $10.401           $8.953
  Accumulation Unit Value at end of
   period                                   $5.907          $12.322          $11.874          $10.401
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  291              310               65               16
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD BALANCED HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.372           $5.119           $4.699           $4.355
  Accumulation Unit Value at end of
   period                                   $3.614           $5.372           $5.119           $4.699
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,813            1,621            1,207              380
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD CAPITAL APPRECIATION HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $7.517                -                -                -
  Accumulation Unit Value at end of
   period                                   $7.386                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  199                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD DISCIPLINED EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.485           $1.393           $1.259           $1.157
  Accumulation Unit Value at end of
   period                                   $0.917           $1.485           $1.393           $1.259
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               69,767           81,084           55,296           12,076
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-16

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $3.688           $3.698           $3.320           $2.706
  Accumulation Unit Value at end of
   period                                   $4.122           $3.688           $3.698           $3.320
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               20,335           25,103           28,731           31,727
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.654          $13.839          $12.552          $10.338
  Accumulation Unit Value at end of
   period                                  $15.104          $13.654          $13.839          $12.552
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   24               19                6                -
HARTFORD GLOBAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.511           $1.783           $1.586           $1.188
  Accumulation Unit Value at end of
   period                                   $1.835           $1.511           $1.783           $1.586
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  852            1,063            1,522            1,875
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.983          $15.482          $13.915          $10.534
  Accumulation Unit Value at end of
   period                                  $15.603          $12.983          $15.482          $13.915
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                1                -                -
HARTFORD GLOBAL RESEARCH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.768           $9.821           $8.602           $6.150
  Accumulation Unit Value at end of
   period                                  $10.216           $8.768           $9.821           $8.602
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   32               29               28               64
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.471          $16.381          $14.499          $10.476
  Accumulation Unit Value at end of
   period                                  $16.685          $14.471          $16.381          $14.499
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.203           $1.343           $1.143           $0.865
  Accumulation Unit Value at end of
   period                                   $1.402           $1.203           $1.343           $1.143
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,535            6,641            7,846            5,030
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.014          $15.805          $13.596          $10.400
  Accumulation Unit Value at end of
   period                                  $16.161          $14.014          $15.805          $13.596
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.426           $1.590           $1.374           $1.077
  Accumulation Unit Value at end of
   period                                   $1.780           $1.426           $1.590           $1.374
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                9,995           12,951           15,691           19,293
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.518          $15.232          $13.304          $10.541
  Accumulation Unit Value at end of
   period                                  $16.700          $13.518          $15.232          $13.304
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $4.069           $3.819           $3.224           $3.001
  Accumulation Unit Value at end of
   period                                   $2.706           $4.069           $3.819           $3.224
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               34,462           30,091           13,978            2,160
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GLOBAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.539           $2.064           $1.837           $1.628
  Accumulation Unit Value at end of
   period                                   $1.188           $2.539           $2.064           $1.837
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,030            2,183            1,154              292
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GLOBAL RESEARCH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.478                -                -                -
  Accumulation Unit Value at end of
   period                                   $6.150                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    9                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.510           $1.314           $1.277           $1.135
  Accumulation Unit Value at end of
   period                                   $0.865           $1.510           $1.314           $1.277
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                5,664            4,802            2,764              992
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.014           $1.579           $1.432           $1.148
  Accumulation Unit Value at end of
   period                                   $1.077           $2.014           $1.579           $1.432
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               21,437           16,275            6,715            1,702
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                                   APP II-17

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.804           $1.751           $1.532           $1.035
  Accumulation Unit Value at end of
   period                                   $2.030           $1.804           $1.751           $1.532
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               10,367           11,999           13,633           11,023
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.546          $17.209          $15.214          $10.383
  Accumulation Unit Value at end of
   period                                  $19.533          $17.546          $17.209          $15.214
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    5                5                4                -
HARTFORD INDEX HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $4.744           $4.735           $4.193           $3.378
  Accumulation Unit Value at end of
   period                                   $5.398           $4.744           $4.735           $4.193
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,934            1,086            1,235            1,096
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.845          $13.964          $12.497          $10.173
  Accumulation Unit Value at end of
   period                                  $15.590          $13.845          $13.964          $12.497
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.246           $2.653           $2.354           $1.793
  Accumulation Unit Value at end of
   period                                   $2.657           $2.246           $2.653           $2.354
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               11,132           14,800           17,621           12,744
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.982          $15.496          $13.899          $10.694
  Accumulation Unit Value at end of
   period                                  $15.196          $12.982          $15.496          $13.899
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   13                9                1                -
HARTFORD MIDCAP VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.052          $12.281          $10.268                -
  Accumulation Unit Value at end of
   period                                  $13.590          $11.052          $12.281                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   88               88               94                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.877          $12.214          $10.258                -
  Accumulation Unit Value at end of
   period                                  $13.235          $10.877          $12.214                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                3                -                -
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.929           $1.960           $1.992           $2.023
  Accumulation Unit Value at end of
   period                                   $1.898           $1.929           $1.960           $1.992
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               18,418           24,443           23,576           33,252
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.223           $9.471           $9.725           $9.979
  Accumulation Unit Value at end of
   period                                   $8.982           $9.223           $9.471           $9.725
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   26                2                1                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.406           $1.390           $1.270           $1.220
  Accumulation Unit Value at end of
   period                                   $1.035           $1.406           $1.390           $1.270
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,480            7,498            3,969              846
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD INDEX HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.458           $5.272           $4.640           $4.321
  Accumulation Unit Value at end of
   period                                   $3.378           $5.458           $5.272           $4.640
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  814            1,315              670               99
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $3.154           $2.515           $2.053           $1.761
  Accumulation Unit Value at end of
   period                                   $1.793           $3.154           $2.515           $2.053
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               13,685           12,333            7,858            1,782
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD MIDCAP VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.012           $1.948           $1.891           $1.871
  Accumulation Unit Value at end of
   period                                   $2.023           $2.012           $1.948           $1.891
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               53,528           13,113            6,472            2,184
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-18

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD SMALL COMPANY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.443           $2.569           $2.103           $1.653
  Accumulation Unit Value at end of
   period                                   $2.781           $2.443           $2.569           $2.103
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,746            5,919            6,964            6,535
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.973          $15.910          $13.161          $10.453
  Accumulation Unit Value at end of
   period                                  $16.862          $14.973          $15.910          $13.161
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                1                1                -
HARTFORD SMALL/MID CAP EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.974           $9.223           $7.448           $5.118
  Accumulation Unit Value at end of
   period                                  $10.233           $8.974           $9.223           $7.448
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  637              220              286              297
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.512          $18.189          $14.843          $10.307
  Accumulation Unit Value at end of
   period                                  $19.761          $17.512          $18.189          $14.843
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                -                -
HARTFORD SMALLCAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.492           $1.495           $1.112           $0.835
  Accumulation Unit Value at end of
   period                                   $1.724           $1.492           $1.495           $1.112
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,473            4,895            5,551            5,489
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $18.432          $18.662          $14.033          $10.643
  Accumulation Unit Value at end of
   period                                  $21.073          $18.432          $18.662          $14.033
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                6                -                -
HARTFORD STOCK HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.872           $6.033           $5.340           $3.834
  Accumulation Unit Value at end of
   period                                   $6.610           $5.872           $6.033           $5.340
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  572              683            1,029            1,180
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.330          $15.916          $14.236          $10.329
  Accumulation Unit Value at end of
   period                                  $17.077          $15.330          $15.916          $14.236
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                -                -
HARTFORD TOTAL RETURN BOND HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $3.748           $3.560           $3.364           $2.972
  Accumulation Unit Value at end of
   period                                   $3.966           $3.748           $3.560           $3.364
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               30,810           36,946           42,157           45,854
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.529          $12.025          $11.485          $10.254
  Accumulation Unit Value at end of
   period                                  $13.121          $12.529          $12.025          $11.485
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   45               29               11                1

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD SMALL COMPANY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.828           $2.515           $2.463                -
  Accumulation Unit Value at end of
   period                                   $1.653           $2.828           $2.515                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,696            3,981              401                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD SMALL/MID CAP EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.785           $9.510                -                -
  Accumulation Unit Value at end of
   period                                   $5.118           $9.785                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  111                3                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD SMALLCAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.356           $1.403           $1.334           $1.140
  Accumulation Unit Value at end of
   period                                   $0.835           $1.356           $1.403           $1.334
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,277            5,427            4,123            1,786
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD STOCK HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $6.850           $6.573           $5.825           $5.211
  Accumulation Unit Value at end of
   period                                   $3.834           $6.850           $6.573           $5.825
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,391            1,388              941              269
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD TOTAL RETURN BOND HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $3.269           $3.174           $3.077           $3.066
  Accumulation Unit Value at end of
   period                                   $2.972           $3.269           $3.174           $3.077
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               43,861           42,451           22,682            5,008
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                                   APP II-19

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.191           $1.153           $1.129           $1.110
  Accumulation Unit Value at end of
   period                                   $1.215           $1.191           $1.153           $1.129
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               41,704           46,604           56,375           62,485
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.418          $10.201          $10.092          $10.024
  Accumulation Unit Value at end of
   period                                  $10.521          $10.418          $10.201          $10.092
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   34                7                6                -
HARTFORD VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.240           $1.285           $1.139           $0.931
  Accumulation Unit Value at end of
   period                                   $1.428           $1.240           $1.285           $1.139
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               14,399           22,827           27,148           16,406
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.308          $13.939          $12.482          $10.305
  Accumulation Unit Value at end of
   period                                  $15.162          $13.308          $13.939          $12.482
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    5                4                3                -
INVESCO VAN KAMPEN V.I. AMERICAN VALUE
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.937          $13.038          $10.843           $7.917
  Accumulation Unit Value at end of
   period                                  $14.906          $12.937          $13.038          $10.843
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  199              234              302              314
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.714          $17.022          $14.306          $10.556
  Accumulation Unit Value at end of
   period                                  $19.056          $16.714          $17.022          $14.306
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
INVESCO VAN KAMPEN V.I. COMSTOCK FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.243          $14.785          $12.985          $10.276
  Accumulation Unit Value at end of
   period                                  $16.670          $14.243          $14.785          $12.985
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  783            1,031            1,260            1,375
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.102          $14.793          $13.129          $10.499
  Accumulation Unit Value at end of
   period                                  $16.333          $14.102          $14.793          $13.129
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    4                3                -                -
INVESCO VAN KAMPEN V.I. GROWTH AND
 INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.818          $15.405          $13.953          $11.424
  Accumulation Unit Value at end of
   period                                  $16.675          $14.818          $15.405          $13.953
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  566              695              836              966
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.013          $13.672          $12.513          $10.353
  Accumulation Unit Value at end of
   period                                  $14.491          $13.013          $13.672          $12.513
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.135           $1.105           $1.080           $1.081
  Accumulation Unit Value at end of
   period                                   $1.110           $1.135           $1.105           $1.080
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               68,363           60,999           29,837            6,100
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.433           $1.337           $1.115           $1.037
  Accumulation Unit Value at end of
   period                                   $0.931           $1.433           $1.337           $1.115
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               18,014           10,834            2,201              343
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
INVESCO VAN KAMPEN V.I. AMERICAN VALUE
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.734          $12.952          $10.911           $9.630
  Accumulation Unit Value at end of
   period                                   $7.917          $13.734          $12.952          $10.911
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  348              325              126               38
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
INVESCO VAN KAMPEN V.I. COMSTOCK FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $16.264          $16.920          $14.816          $14.064
  Accumulation Unit Value at end of
   period                                  $10.276          $16.264          $16.920          $14.816
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,562            1,751            1,167              329
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
INVESCO VAN KAMPEN V.I. GROWTH AND
 INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $17.123          $16.971          $14.870          $13.596
  Accumulation Unit Value at end of
   period                                  $11.424          $17.123          $16.971          $14.870
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,038              956              405               91
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-20

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
LORD ABBETT BOND-DEBENTURE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.621          $13.260          $11.996           $9.076
  Accumulation Unit Value at end of
   period                                  $15.085          $13.621          $13.260          $11.996
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,446            1,605            1,691            1,725
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.273          $15.024          $13.736          $10.502
  Accumulation Unit Value at end of
   period                                  $16.738          $15.273          $15.024          $13.736
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                1                1                -
LORD ABBETT CALIBRATED DIVIDEND GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.482          $11.644          $10.310           $8.489
  Accumulation Unit Value at end of
   period                                  $12.707          $11.482          $11.644          $10.310
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  114              139              152              182
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.645          $13.984          $12.512          $10.411
  Accumulation Unit Value at end of
   period                                  $14.944          $13.645          $13.984          $12.512
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT CLASSIC STOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.860          $12.014          $10.697           $8.661
  Accumulation Unit Value at end of
   period                                  $12.300          $10.860          $12.014          $10.697
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  204              292              326              321
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.297          $13.748          $12.371          $10.122
  Accumulation Unit Value at end of
   period                                  $13.783          $12.297          $13.748          $12.371
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                1                -                -
LORD ABBETT FUNDAMENTAL EQUITY
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.965          $12.729          $10.867           $8.765
  Accumulation Unit Value at end of
   period                                  $13.021          $11.965          $12.729          $10.867
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  295              361              392              361
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.746          $14.779          $12.750          $10.393
  Accumulation Unit Value at end of
   period                                  $14.803          $13.746          $14.779          $12.750
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.369          $10.136           $8.772           $7.497
  Accumulation Unit Value at end of
   period                                  $10.334           $9.369          $10.136           $8.772
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,369            4,105            4,886            5,527
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.521          $13.689          $11.972          $10.340
  Accumulation Unit Value at end of
   period                                  $13.667          $12.521          $13.689          $11.972
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                6                1                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
LORD ABBETT BOND-DEBENTURE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.183          $10.702           $9.946           $9.561
  Accumulation Unit Value at end of
   period                                   $9.076          $11.183          $10.702           $9.946
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,515            1,224              528               82
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT CALIBRATED DIVIDEND GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.687          $11.511          $10.211           $9.642
  Accumulation Unit Value at end of
   period                                   $8.489          $11.687          $11.511          $10.211
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  169              175               92               32
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT CLASSIC STOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.807          $11.758          $10.581          $10.000
  Accumulation Unit Value at end of
   period                                   $8.661          $12.807          $11.758          $10.581
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  411              151               79               16
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT FUNDAMENTAL EQUITY
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.486          $11.889          $10.538           $9.508
  Accumulation Unit Value at end of
   period                                   $8.765          $12.486          $11.889          $10.538
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  496              414              292               57
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.982          $11.770          $10.198           $9.583
  Accumulation Unit Value at end of
   period                                   $7.497          $11.982          $11.770          $10.198
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,188            5,787            2,448              183
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                                   APP II-21

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION
 FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.889          $10.189           $9.486           $6.686
  Accumulation Unit Value at end of
   period                                  $11.076           $9.889          $10.189           $9.486
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,415            1,965            2,368            2,536
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.707          $15.313          $14.407          $10.262
  Accumulation Unit Value at end of
   period                                  $16.300          $14.707          $15.313          $14.407
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   10               10                3                1
OPPENHEIMER GLOBAL SECURITIES FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.392          $12.655          $11.114           $8.104
  Accumulation Unit Value at end of
   period                                  $13.561          $11.392          $12.655          $11.114
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,769            4,674            5,688            6,438
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.501          $16.279          $14.447          $10.646
  Accumulation Unit Value at end of
   period                                  $17.081          $14.501          $16.279          $14.447
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    4                3                -                -
OPPENHEIMER MAIN STREET FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.252          $10.451           $9.168           $7.278
  Accumulation Unit Value at end of
   period                                  $11.766          $10.252          $10.451           $9.168
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  206              222              247              283
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.197          $14.624          $12.965          $10.401
  Accumulation Unit Value at end of
   period                                  $16.122          $14.197          $14.624          $12.965
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
OPPENHEIMER MAIN STREET SMALL- & MID-
 CAP FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.406          $11.873           $9.804           $7.278
  Accumulation Unit Value at end of
   period                                  $13.209          $11.406          $11.873           $9.804
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,690            2,651            3,047            3,405
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.394          $17.245          $14.391          $10.795
  Accumulation Unit Value at end of
   period                                  $18.787          $16.394          $17.245          $14.391
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                4                1                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION
 FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.504          $11.159          $10.530           $9.696
  Accumulation Unit Value at end of
   period                                   $6.686          $12.504          $11.159          $10.530
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,816            2,064              973              216
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
OPPENHEIMER GLOBAL SECURITIES FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.801          $13.219          $11.445           $9.607
  Accumulation Unit Value at end of
   period                                   $8.104          $13.801          $13.219          $11.445
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,095            6,504            3,030              344
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
OPPENHEIMER MAIN STREET FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.051          $11.757          $10.410           $9.592
  Accumulation Unit Value at end of
   period                                   $7.278          $12.051          $11.757          $10.410
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  403              439              202               35
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
OPPENHEIMER MAIN STREET SMALL- & MID-
 CAP FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.929          $12.292          $10.893           $9.300
  Accumulation Unit Value at end of
   period                                   $7.278          $11.929          $12.292          $10.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,795            3,542            2,022              320
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-22

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL & MID-CAP GROWTH
 FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.415           $9.488           $7.582           $5.825
  Accumulation Unit Value at end of
   period                                  $10.764           $9.415           $9.488           $7.582
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  165              186              143              111
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.213          $16.510          $13.332          $10.351
  Accumulation Unit Value at end of
   period                                  $18.342          $16.213          $16.510          $13.332
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                1                -                -
PUTNAM VT DIVERSIFIED INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $19.920          $20.903          $18.852          $12.330
  Accumulation Unit Value at end of
   period                                  $21.863          $19.920          $20.903          $18.852
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,506            1,049            1,271            1,667
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.334          $17.322          $15.786          $10.434
  Accumulation Unit Value at end of
   period                                  $17.741          $16.334          $17.322          $15.786
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                2                1
PUTNAM VT EQUITY INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.553          $14.509          $13.092          $10.438
  Accumulation Unit Value at end of
   period                                  $17.086          $14.553          $14.509          $13.092
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  178              183              186              171
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.087          $14.193          $12.942          $10.427
  Accumulation Unit Value at end of
   period                                  $16.367          $14.087          $14.193          $12.942
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GEORGE PUTNAM BALANCED FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.564          $10.445           $9.577           $7.746
  Accumulation Unit Value at end of
   period                                  $11.699          $10.564          $10.445           $9.577
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  292              358              378              406
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.660          $13.649          $12.646          $10.337
  Accumulation Unit Value at end of
   period                                  $14.970          $13.660          $13.649          $12.646
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $35.664          $36.392          $32.243          $24.232
  Accumulation Unit Value at end of
   period                                  $40.082          $35.664          $36.392          $32.243
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  149              147              162              151
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.895          $15.360          $13.752          $10.444
  Accumulation Unit Value at end of
   period                                  $16.566          $14.895          $15.360          $13.752
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
OPPENHEIMER SMALL & MID-CAP GROWTH
 FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.654          $11.168          $11.049           $9.483
  Accumulation Unit Value at end of
   period                                   $5.825          $11.654          $11.168          $11.049
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  109               91               49                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT DIVERSIFIED INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $18.109          $17.671          $16.893          $16.626
  Accumulation Unit Value at end of
   period                                  $12.330          $18.109          $17.671          $16.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  939              917              366               90
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT EQUITY INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GEORGE PUTNAM BALANCED FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.278          $13.365          $12.134          $11.639
  Accumulation Unit Value at end of
   period                                   $7.746          $13.278          $13.365          $12.134
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  474              515              210               41
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $36.928          $36.452          $32.820          $30.837
  Accumulation Unit Value at end of
   period                                  $24.232          $36.928          $36.452          $32.820
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  171              164               85               18
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                                   APP II-23

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $43.524          $46.379          $41.203          $32.252
  Accumulation Unit Value at end of
   period                                  $51.031          $43.524          $46.379          $41.203
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   25               33               37               39
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.405          $14.436          $12.960          $10.252
  Accumulation Unit Value at end of
   period                                  $15.553          $13.405          $14.436          $12.960
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INTERNATIONAL EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.329          $18.752          $17.318          $14.119
  Accumulation Unit Value at end of
   period                                  $18.392          $15.329          $18.752          $17.318
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  961            1,218            1,316            1,424
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.239          $13.894          $12.967          $10.684
  Accumulation Unit Value at end of
   period                                  $13.344          $11.239          $13.894          $12.967
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                7                1                -
PUTNAM VT INTERNATIONAL VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.752           $6.780           $6.431           $5.178
  Accumulation Unit Value at end of
   period                                   $6.890           $5.752           $6.780           $6.431
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   28               19               15               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.563          $13.772          $13.201          $10.742
  Accumulation Unit Value at end of
   period                                  $13.704          $11.563          $13.772          $13.201
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INVESTORS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.581           $8.716           $7.774           $6.038
  Accumulation Unit Value at end of
   period                                   $9.866           $8.581           $8.716           $7.774
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,259            2,028            2,342            2,234
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.017          $14.388          $12.969          $10.179
  Accumulation Unit Value at end of
   period                                  $15.948          $14.017          $14.388          $12.969
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                3                3                -
PUTNAM VT MULTI-CAP GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.562          $12.378          $10.727                -
  Accumulation Unit Value at end of
   period                                  $13.286          $11.562          $12.378                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   31               40               51                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.400          $12.333          $10.719                -
  Accumulation Unit Value at end of
   period                                  $12.963          $11.400          $12.333                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $53.461          $57.815          $50.684          $47.143
  Accumulation Unit Value at end of
   period                                  $32.252          $53.461          $57.815          $50.684
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   41               37               18                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INTERNATIONAL EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $25.598          $24.003          $19.096          $16.749
  Accumulation Unit Value at end of
   period                                  $14.119          $25.598          $24.003          $19.096
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,619            1,496              970              222
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INTERNATIONAL VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.748           $9.864                -                -
  Accumulation Unit Value at end of
   period                                   $5.178           $9.748                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   21                1                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INVESTORS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.150          $10.876           $9.700           $8.601
  Accumulation Unit Value at end of
   period                                   $6.038          $10.150          $10.876           $9.700
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,480            1,194              207               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT MULTI-CAP GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-24

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $20.208          $21.552          $17.383          $13.429
  Accumulation Unit Value at end of
   period                                  $23.365          $20.208          $21.552          $17.383
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  707              653              831              961
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.605          $16.819          $13.709          $10.702
  Accumulation Unit Value at end of
   period                                  $17.855          $15.605          $16.819          $13.709
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                4                -                -
PUTNAM VT VOYAGER FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $53.775          $66.516          $55.951          $34.689
  Accumulation Unit Value at end of
   period                                  $60.452          $53.775          $66.516          $55.951
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   28              105               53               76
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.773          $19.716          $16.760          $10.500
  Accumulation Unit Value at end of
   period                                  $17.546          $15.773          $19.716          $16.760
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                2                -                -
UIF EMERGING MARKETS EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.098          $18.763          $16.029           $9.574
  Accumulation Unit Value at end of
   period                                  $17.806          $15.098          $18.763          $16.029
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  749              965            1,197            1,193
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.313          $20.487          $17.686          $10.675
  Accumulation Unit Value at end of
   period                                  $19.038          $16.313          $20.487          $17.686
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    4                4                1                -
UIF MID CAP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.656          $16.044          $12.325           $7.958
  Accumulation Unit Value at end of
   period                                  $15.648          $14.656          $16.044          $12.325
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  356              752              730              639
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $18.343          $20.291          $15.752          $10.278
  Accumulation Unit Value at end of
   period                                  $19.380          $18.343          $20.291          $15.752
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                4                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $22.504          $26.199          $22.697          $19.908
  Accumulation Unit Value at end of
   period                                  $13.429          $22.504          $26.199          $22.697
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,037            1,189              721              138
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT VOYAGER FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $55.979          $53.906          $51.952          $46.089
  Accumulation Unit Value at end of
   period                                  $34.689          $55.979          $53.906          $51.952
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8                7                6                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
UIF EMERGING MARKETS EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $22.490          $16.270          $12.052           $9.032
  Accumulation Unit Value at end of
   period                                   $9.574          $22.490          $16.270          $12.052
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,129              859              360              110
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
UIF MID CAP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.205          $12.601          $11.732           $9.494
  Accumulation Unit Value at end of
   period                                   $7.958          $15.205          $12.601          $11.732
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  770              400              135               21
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                    APP A-1

--------------------------------------------------------------------------------

APPENDIX A - PRODUCT COMPARISON INFORMATION

In addition to the variable annuity Contract described in this prospectus, we offer other deferred individual variable annuities, each having different sales charges (if any), fees and investment options. The primary differences between the "Director M" and "Leaders" suites of variable annuities we currently offer generally relate to the investment options offered and mortality expense risk charges. We offer three contract variations that have a contingent deferred sales charge (these forms of contract are called "Outlook", "Plus" and our base contract (which does not have a separate marketing name, but is sometimes referred to in this prospectus as the "Core" version)), one contract version has a front end sales charge (called "Edge") and one contract version has no sales charge (called "Access"). We have not included information regarding our Edge Contract because it is offered through a very limited number of Financial Intermediaries.

Your Registered Representative can help you decide which contract variation may be appropriate for you based on your individual circumstances, time horizon, policy feature preferences and risk tolerance. You should consider these differences and discuss them with your Registered Representative to choose a variable annuity. Not all forms of contract are offered by all Financial Intermediaries. This Appendix does not constitute, and may not be used for the purposes of making, any offer or solicitation by anyone of any form of variable annuity other than as specifically provided in this prospectus.

Presented below are some, but certainly not all, of the differentiating features between our individual deferred variable annuities. The form of Contract you select will be identified on your application and the contract issued to you. Consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the variable annuity product and underlying Fund prospectuses contain other information about variable annuities and investment options. Your Registered Representative can provide you with prospectuses or you can contact us to receive one. This and any of the other variable annuities referenced in this Appendix are underwritten and distributed by Hartford Securities Distribution Company, Inc. Member SIPC. Please read the prospectus carefully before investing.

I. KEY DIFFERENCES

              MINIMUM INITIAL
                  PREMIUM
                           NON-
          QUALIFIED      QUALIFIED
CONTRACT  CONTRACT       CONTRACT                           SALES CHARGE
----------------------------------------------------------------------------------------
ACCESS     $10,000        $2,000                                                 None
CORE       $1,000         $1,000    Year      1        2        3        4        5
                                    CDSC(2)  7%       7%       7%       6%       5%
OUTLOOK    $10,000        $2,000    Year      1        2        3        4       5+
                                    CDSC(2)  7%       6%       5%       4%       0%
PLUS       $10,000        $2,000    Year      1        2        3        4        5
                                    CDSC(2)  8%       8%       8%       8%       7%


                                          MORTALITY &                    MAXIMUM
                                          EXPENSE RISK     PAYMENT       UP-FRONT
CONTRACT           SALES CHARGE            CHARGE(1)     ENHANCEMENT    COMMISSION
--------  -------------------------------------------------------------------------
ACCESS                                       1.45%           No             2%
CORE       6        7       8+
          4%       3%       0%               0.95%           No             7%
OUTLOOK
                                             1.40%           No           5.75%
PLUS       6        7        8       9+
          6%       5%       4%       0%      1.40%         Yes(3)          6.5%

(1) Excluded fees include administrative charges (up to 0.20%), annual maintenance fees (applies to contracts with anniversary/surrender contract values less than $50,000), premium taxes (0 - 3.5%) and optional benefit fees.

APP A-2

--------------------------------------------------------------------------------

(2) Each Premium Payment has its own CDSC schedule. Only amounts invested for less than the requisite holding period are subject to a CDSC. When a CDSC is applicable, only Surrenders in excess of the Annual Withdrawal Amount
     (AWA) will be subject to a CDSC. After the AWA deduction, surrenders will then be taken first: from earnings, second: from Premium Payments not subject to a CDSC, third: from 10% of Premium Payments still subject to a CDSC, fourth: from Premium Payments subject to a CDSC on a first-in-first-out basis, and fifth: from Payment Enhancements for Plus contracts only. A CDSC will not exceed your total Premium Payments.

(3) We add an additional sum to your Account Value equal to 3% of the Premium Payment if cumulative Premium Payments are less than $50,000 or 4% of the Premium Payment if cumulative Premium Payments are more than $50,000. If a subsequent Premium Payment increases cumulative Premium Payments to $50,000 or more, we will credit an additional Payment Enhancement to your Account Value equal to 1% of your Premium Payments. Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment. The cost of providing Payment Enhancements is included in the higher Mortality and Expense Risk Charges. Payment Enhancements will be recaptured if you:

-   Cancel your Contract during any "Free Look" period.

- Annuitize your Contract, you will forfeit Payment Enhancements credited in the 24 months prior to the Annuity Commencement Date.

- Request a full or partial Surrender under the CDSC exemption applicable when you are a patient in a certified long-term care facility or other eligible facility.

THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CDSC:

- Annual Withdrawal Amount - During the Contract Years when a CDSC applies, you may take partial Surrenders up to 10% of the total Premium Payments otherwise subject to a CDSC. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for group unallocated Contracts and Contracts issued to a Charitable Remainder Trust.

- If you are a patient in a certified long-term care facility or other eligible facility - We will waive any CDSC for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

       - facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;

       -   facility certified as a hospital or long-term care facility; or

       - nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

- Exchanges - As an accommodation, we may, in our sole discretion, credit the time that you held an annuity previously issued by us against otherwise applicable CDSCs.

                    APP A-3

--------------------------------------------------------------------------------

  For this waiver to apply, you must:

       -   have owned the Contract continuously since it was issued,

       -   provide written proof of your eligibility satisfactory to us, and

       - request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.

  This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver may not be available in all states.

- Upon death of the Annuitant or any Contract Owner(s) - No CDSC will be deducted if the Annuitant or any Contract Owner(s) dies.

- Upon Annuitization - The CDSC is not deducted when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows Surrenders.

- For Required Minimum Distributions - This allows Annuitants who are age 70 1/2 or older, with a Contract held under an IRA or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a CDSC for one year's required minimum distribution for that Contract Year. All requests for Required Minimum Distributions must be in writing.

- For substantially equal periodic payments - We will waive the CDSC if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59 1/2.

- Upon cancellation during the Right to Cancel Period - No CDSC will be deducted if you cancel your Contract during the Right to Cancel Period.

APP A-4

-------------------------------------------------------------------------------

II. INVESTMENT OPTIONS (STANDARD)


FUNDING OPTION             INVESTMENT OBJECTIVE SUMMARY  INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE
FUNDS
 Invesco V.I. American     Above-average total return    Invesco Advisers, Inc.
  Value Fund - Series II   over a market cycle of three
  (1)                      to five years by investing
                           in common stocks and other
                           equity securities
 Invesco V.I. Comstock     Seeks capital growth and      Invesco Advisers, Inc.
  Fund - Series II (2)     income through investments
                           in equity securities,
                           including common stocks,
                           preferred stocks and
                           securities convertible into
                           common and preferred stocks
 Invesco V.I. Growth and   Seeks to provide long-term    Invesco Advisers, Inc.
  Income Fund - Series II  growth of capital and income
  (3)                      primarily through
                           investments in common stocks
 Invesco V.I. Money        Seeks to provide current      Invesco Advisers, Inc.
  Market Fund - Series     income consistent with
  I*(4)                    preservation of capital and
                           liquidity
ALLIANCEBERNSTEIN
VARIABLE PRODUCTS SERIES
FUND, INC.
 AllianceBernstein VPS     Maximize total return         AllianceBernstein, L.P.
  Balanced Wealth          consistent with Adviser's
  Strategy Portfolio -     determination of reasonable
  Class B                  risk
 AllianceBernstein VPS     Seeks long-term growth of     AllianceBernstein, L.P.
  International Growth     capital
  Portfolio - Class B
 AllianceBernstein VPS     Seeks long-term growth of     AllianceBernstein, L.P.
  International Value      capital
  Portfolio - Class B
 AllianceBernstein VPS     Seeks long-term growth of     AllianceBernstein, L.P.
  Small/Mid Cap Value      capital
  Portfolio - Class B
 AllianceBernstein VPS     Seeks long-term growth of     AllianceBernstein, L.P.
  Value Portfolio - Class  capital
  B
FIDELITY VARIABLE
INSURANCE PRODUCTS FUNDS
 Fidelity(R) VIP           Seeks long-term capital       Fidelity Management & Research
  Contrafund(R) Portfolio  appreciation                  Company
  - Service Class 2                                      Sub-advised by FMR Co., Inc.
                                                         and other Fidelity affiliates
 Fidelity(R) VIP Dynamic   Seeks capital appreciation    Fidelity Management & Research
  Capital Appreciation                                   Company
  Portfolio - Service                                    Sub-advised by FMR Co., Inc.
  Class 2                                                and other Fidelity affiliates
 Fidelity(R) VIP           Seeks reasonable income.      Fidelity Management & Research
  Equity-Income Portfolio  Fund will also consider       Company
  - Service Class 2        potential for capital         Sub-advised by FMR Co., Inc.
                           appreciation                  and other Fidelity affiliates
 Fidelity(R) VIP Growth    Seeks to achieve capital      Fidelity Management & Research
  Portfolio - Service      appreciation                  Company
  Class 2                                                Sub-advised by FMR Co., Inc.
                                                         and other Fidelity affiliates
 Fidelity(R) VIP Mid Cap   Seeks long-term growth of     Fidelity Management & Research
  Portfolio - Service      capital                       Company
  Class 2                                                Sub-advised by FMR Co., Inc.
                                                         and other Fidelity affiliates

                                                                     APP A-5

-------------------------------------------------------------------------------


FUNDING OPTION             INVESTMENT OBJECTIVE SUMMARY  INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------
 Fidelity(R) VIP Value     Seeks capital appreciation    Fidelity Management & Research
  Strategies Portfolio -                                 Company
  Service Class 2                                        Sub-advised by FMR Co., Inc.
                                                         and other Fidelity affiliates
HARTFORD HLS SERIES FUND
II, INC.
 Hartford Growth           Seeks capital appreciation    Hartford Funds Management
  Opportunities HLS Fund                                 Company, LLC
  - Class IA                                             Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Small/Mid Cap    Seeks long-term growth of     Hartford Funds Management
  Equity HLS Fund - Class  capital                       Company, LLC
  IA                                                     Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford SmallCap Growth  Seeks long-term capital       Hartford Funds Management
  HLS Fund - Class IA      appreciation                  Company, LLC
                                                         Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford U.S. Government  Seeks to maximize total       Hartford Funds Management
  Securities HLS Fund -    return while providing        Company, LLC
  Class IA                 shareholders with a high      Sub-advised by Wellington
                           level of current income       Management Company, LLP
                           consistent with prudent
                           investment risk
HARTFORD SERIES FUND,
INC.
 Hartford Balanced HLS     Seeks long-term total return  Hartford Funds Management
  Fund - Class IA (5)                                    Company, LLC
                                                         Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Capital          Seeks growth of capital       Hartford Funds Management
  Appreciation HLS Fund -                                Company, LLC
  Class IA                                               Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Disciplined      Seeks growth of capital       Hartford Funds Management
  Equity HLS Fund - Class                                Company, LLC
  IA                                                     Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Dividend and     Seeks a high level of         Hartford Funds Management
  Growth HLS Fund - Class  current income consistent     Company, LLC
  IA                       with growth of capital        Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Global Growth    Seeks growth of capital       Hartford Funds Management
  HLS Fund - Class IA                                    Company, LLC
                                                         Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Global Research  Seeks long-term capital       Hartford Funds Management
  HLS Fund - Class IA      appreciation                  Company, LLC
                                                         Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Growth HLS Fund  Seeks long-term capital       Hartford Funds Management
  - Class IA               appreciation                  Company, LLC
                                                         Sub-advised by Wellington
                                                         Management Company, LLP

APP A-6

-------------------------------------------------------------------------------


FUNDING OPTION             INVESTMENT OBJECTIVE SUMMARY  INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------
 Hartford High Yield HLS   Seeks to provide high         Hartford Funds Management
  Fund - Class IA          current income, and           Company, LLC
                           long-term total return        Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Index HLS Fund   Seeks to provide investment   Hartford Funds Management
  - Class IA               results which approximate     Company, LLC
                           the price and yield           Sub-advised by Hartford
                           performance of publicly       Investment Management Company
                           traded common stocks in the
                           aggregate.
 Hartford International    Seeks long-term growth of     Hartford Funds Management
  Opportunities HLS Fund   capital                       Company, LLC
  - Class IA                                             Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford MidCap Value     Seeks long-term capital       Hartford Funds Management
  HLS Fund - Class IA+     appreciation                  Company, LLC
                                                         Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Money Market     Seeks maximum current income  Hartford Funds Management
  HLS Fund - Class IA*     consistent with liquidity     Company, LLC
                           and preservation of capital   Sub-advised by Hartford
                                                         Investment Management Company
 Hartford Small Company    Seeks growth of capital       Hartford Funds Management
  HLS Fund - Class IA                                    Company, LLC
                                                         Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Stock HLS Fund   Seeks long-term growth of     Hartford Funds Management
  - Class IA               capital                       Company, LLC
                                                         Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Total Return     Seeks a competitive total     Hartford Funds Management
  Bond HLS Fund - Class    return, with income as a      Company, LLC
  IA                       secondary objective           Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Value HLS Fund   Seeks long-term total return  Hartford Funds Management
  - Class IA                                             Company, LLC
                                                         Sub-advised by Wellington
                                                         Management Company, LLP
LORD ABBETT SERIES FUND,
INC.
 Lord Abbett               Seeks high current income     Lord, Abbett & Co. LLC
  Bond-Debenture           and the opportunity for
  Portfolio - Class VC     capital appreciation to
                           produce a high total return
 Lord Abbett Calibrated    Seeks current income and      Lord, Abbett & Co. LLC
  Dividend Growth          capital appreciation
  Portfolio - Class VC
  (6)
 Lord Abbett Classic       Seeks growth of capital and   Lord, Abbett & Co. LLC
  Stock Portfolio - Class  growth of income consistent
  VC                       with reasonable risk
 Lord Abbett Fundamental   Seeks long-term growth of     Lord, Abbett & Co. LLC
  Equity Portfolio -       capital and income without
  Class VC                 excessive fluctuations in
                           market value
 Lord Abbett Growth and    Seeks long-term growth of     Lord, Abbett & Co. LLC
  Income Portfolio -       capital and income without
  Class VC                 excessive fluctuations in
                           market value

                                                                     APP A-7

-------------------------------------------------------------------------------


FUNDING OPTION             INVESTMENT OBJECTIVE SUMMARY  INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------
OPPENHEIMER VARIABLE
ACCOUNT FUNDS
 Oppenheimer Capital       Seeks capital appreciation    OFI Global Asset Management,
  Appreciation Fund/VA -                                 Inc.
  Service Shares                                         Sub-advised by
                                                         OppenheimerFunds, Inc.
 Oppenheimer Discovery     Seeks capital appreciation    OFI Global Asset Management,
  Mid Cap Growth Fund/VA                                 Inc.
  (7)                                                    Sub-advised by
                                                         OppenheimerFunds, Inc.
 Oppenheimer Global        Seeks capital appreciation    OFI Global Asset Management,
  Fund/VA - Service                                      Inc.
  Shares (8)                                             Sub-advised by
                                                         OppenheimerFunds, Inc.
 Oppenheimer Main Street   Seeks capital appreciation    OFI Global Asset Management,
  Fund(R)/VA - Service                                   Inc.
  Shares                                                 Sub-advised by
                                                         OppenheimerFunds, Inc.
 Oppenheimer Main Street   Seeks capital appreciation    OFI Global Asset Management,
  Small Cap Fund/VA (9)                                  Inc.
                                                         Sub-advised by
                                                         OppenheimerFunds, Inc.
PUTNAM VARIABLE TRUST
 Putnam VT Diversified     As high a level of current    Putnam Investment Management,
  Income Fund - Class IB   income as Putnam Management   LLC
                           believes is consistent with
                           preservation of capital
 Putnam VT Equity Income   Capital growth and current    Putnam Investment Management,
  Fund - Class IB          income                        LLC
 Putnam VT George Putnam   A balanced investment         Putnam Investment Management,
  Balanced Fund - Class    composed of a well            LLC
  IB                       diversified portfolio of
                           stocks and bonds which
                           produce both capital growth
                           and current income
 Putnam VT Global Asset    Long-term return consistent   Putnam Investment Management,
  Allocation Fund - Class  with preservation of capital  LLC
  IB                                                     Sub-advised by Putnam Advisory
                                                         Company, LLC
 Putnam VT Growth and      Capital growth and current    Putnam Investment Management,
  Income Fund - Class IB   income                        LLC
 Putnam VT International   Capital appreciation          Putnam Investment Management,
  Equity Fund - Class IB                                 LLC
                                                         Sub-advised by Putnam Advisory
                                                         Company, LLC
 Putnam VT International   Capital growth. Current       Putnam Investment Management,
  Value Fund - Class IB    income is a secondary         LLC
                           objective                     Sub-advised by Putnam Advisory
                                                         Company, LLC
 Putnam VT Investors Fund  Long-term growth of capital   Putnam Investment Management,
  - Class IB               and any increased income      LLC
                           that results from this
                           growth
 Putnam VT Multi-Cap       Long-term capital             Putnam Investment Management,
  Growth Fund - Class IB   appreciation                  LLC
 Putnam VT Small Cap       Capital appreciation          Putnam Investment Management,
  Value Fund - Class IB                                  LLC
 Putnam VT Voyager Fund -  Capital appreciation          Putnam Investment Management,
  Class IB                                               LLC
THE UNIVERSAL
INSTITUTIONAL FUNDS, INC.
 UIF Emerging Markets      Seeks long-term capital       Morgan Stanley Investment
  Equity Portfolio -       appreciation by investing     Management Inc.
  Class II                 primarily in growth-          Sub-advised by Morgan Stanley
                           oriented equity securities    Investment Management Company
                           of issuers in emerging        and Morgan Stanley Investment
                           market countries              Management Limited

APP A-8

-------------------------------------------------------------------------------


FUNDING OPTION             INVESTMENT OBJECTIVE SUMMARY  INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------
 UIF Mid Cap Growth        Seeks long-term capital       Morgan Stanley Investment
  Portfolio - Class II     growth by investing           Management Inc.
                           primarily in common stocks
                           and other equity securities
 Fixed Accumulation        Preservation of capital       General Account
  Feature**



+      Closed to new and subsequent Premium Payments and transfers of Contract
       Value.




* In a low interest rate environment, yields for money market funds, after deduction of Contract charges may be negative even though the fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a money market Sub-Account, that portion of your Contract Value may decrease in value.



** The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature. The Fixed Accumulation Feature is currently not available to Plus and Outlook products.



NOTES



(1)  Formerly Invesco Van Kampen V.I. American Value Fund - Series II



(2)  Formerly Invesco Van Kampen V.I. Comstock Fund - Series II



(3)  Formerly Invesco Van Kampen V.I. Growth and Income Fund - Series II



(4) The Fund will be available as an investment option on or about July 15, 2013.



(5)  Formerly Hartford Advisers HLS Fund - Class IA



(6)  Formerly Lord Abbett Capital Structure Portfolio - Class VC



(7)  Formerly Oppenheimer Small- & Mid-Cap Growth Fund/VA - Service Shares



(8)  Formerly Oppenheimer Global Securities Fund/VA - Service Shares



(9)  Formerly Oppenheimer Main Street Small- & Mid- Cap Fund(R)/VA - Service
     Shares

                                                                     APP B-1

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APPENDIX B - THE HARTFORD'S LIFETIME INCOME BUILDER

OBJECTIVE

Protect your investment from poor market performance through potential annual Benefit Amount increases and provide income through predetermined periodic payments based either on a set schedule or your lifetime.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider (called the Unified Benefit Design in your Contract) provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, this rider is a guarantee of the Benefit Amount that you can access two ways:

- WITHDRAWAL BENEFIT allows (a) BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or
    (b) LIFETIME BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the death of any Owner if the older Owner (or Annuitant if the Contract Owner is a trust) is age 60 or older. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; and/or

- GUARANTEED MINIMUM DEATH BENEFIT ("GMDB"). The GMDB is equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. DEPLETING THE BENEFIT AMOUNT BY TAKING SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. THIS GUARANTEED MINIMUM DEATH BENEFIT REPLACES THE STANDARD DEATH BENEFITS PROVIDED UNDER THIS CONTRACT.

WHEN CAN YOU BUY THIS RIDER?

The Hartford's Lifetime Income Builder is closed to new investors.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any rider other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The fee for this rider is based on your then current Benefit Amount. . This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The rider fee will not be taken from the DCA Plus account. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts. The rider charge may limit access to Fixed Accounts in certain states.

We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase this charge, you will receive advance notice of the increase and will be given the opportunity to suspend this and future charge increases. If you suspend any charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may re-start automatic Benefit Amount increases at the charge in effect since your most recent notification. If you Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number of days since the last charge was assessed, divided by 365.

You may decline the fee increase and permanently waive automatic Benefit Amount increases by:

-   Notifying us in writing, verbally or electronically, if available.

- Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

- We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

- We will only honor notifications from the Owner or joint Owner and not through your broker.

- If you decline the fee increase we will suspend automatic Benefit Amount increases. You can re-start automatic Benefit Amount increases within 30 days of your Contract Anniversary if you accept the rider fee currently in effect.

- If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider's rules.

APP B-2

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DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. The initial Benefit Amount equals your initial Premium Payment. The Benefit Amount will be adjusted in the future through your actions as well as ours. The Benefit Amount will be increased as a result of automatic Benefit Amount increases or subsequent Premium Payments; However, if Surrenders have been taken, your new Benefit Payment may not be greater than your Benefit Amount prior to the Surrender. The Benefit Amount will be decreased as a result of any Surrenders and potentially, any changes in ownership.

- Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary (referred to as "automatic Benefit Amount increases"), depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value on the then current Contract Anniversary by the Maximum Contract Value and then reduced by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Benefit Amount increases will not take place if the investment performance of your Sub-Accounts is neutral or negative. Automatic Benefit Amount increases will continue until the earlier of the Contract Anniversary immediately following the older Owner's or Annuitant's 75th birthday or the Annuity Commencement Date.

- Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment. However, if Surrenders have been taken your new Benefit Payment may not be greater than your Benefit Amount prior to the Surrender.

- Surrenders. When a Surrender is made, the Benefit Amount will be equal to the amount determined in either (A), (B) or (C) as follows:

    A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

    B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income program to satisfy Required Minimum Distributions, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

    C. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the Required Minimum Distribution exception in
        (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:

       (i)  the Contract Value immediately following the Surrender; or

       (ii) the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

- Benefit Amount limits. Your Benefit Amount can not be less than zero or more than $5 million. Any sums in excess of this ceiling will not be included for any benefits under this rider.

Since the Benefit Amount is a central source for both benefits under this rider, taking withdrawals will lessen or eliminate the Guaranteed Minimum Death Benefit. Refer to the Examples included in Appendix I for a more complete description of these effects.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

Yes. The following section describes both Benefit Payments and Lifetime Benefit Payments which together comprise the Withdrawal Benefit.

-   BENEFIT PAYMENTS

Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.

The Benefit Payment can be taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.

Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:

    A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is equal to the lesser of the Benefit Payment immediately prior to the Surrender or the Benefit Amount immediately after the Surrender.

                                                                     APP B-3

-------------------------------------------------------------------------------

    B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

    C. If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender multiplied by 5%.

If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.

If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made.

If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%. If you are enrolled in our Automatic Income Program you must request in writing to increase the amount being withdrawn.

If Surrenders are less than or equal to the Benefit Payment but result in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.

-   LIFETIME BENEFIT PAYMENTS

Under this option, Surrenders may be taken as Lifetime Benefit Payments that are initially equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the older Owner's 60th birthday or 5% of the initial Benefit Amount if the older Owner is 60 or older at the rider's effective date The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.

The Lifetime Benefit Payment can be taken on any payment schedule that you request.

Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Lifetime Benefit Payment include any applicable Contingent Deferred Sales Charge.

Whenever a Surrender is taken after the Contract Anniversary immediately following the older Owner's 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:

    A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.

    B. If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our Automatic Income program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

    C. If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender multiplied by 5%.

If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.

Lifetime Benefit Payments will be available until the first death of any Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under this Fixed Lifetime and Period Certain Annuity Payout.

If you make a subsequent Premium Payment after the Contract Anniversary immediately following the older Owner's 60th birthday, the Lifetime Benefit Payment will be re-calculated to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.

If Surrenders are not taken prior to the Contract Anniversary immediately following the older Owner's 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the older Owner's 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment. The greater of the Benefit Payment or Lifetime Benefit Payment can be taken.

APP B-4

-------------------------------------------------------------------------------

If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the older Owner's 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%.

If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the Contract and pay the Surrender Value.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. This rider includes a Guaranteed Minimum Death Benefit that replaces the standard Death Benefit. The GMDB is equal to the greater of the Benefit Amount or the Contract Value IF the Contract Value is greater than zero.

The Death Benefit is payable at the first death of an Owner or Annuitant. We will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date due proof of death is received by us.

If the Contract Value is zero as of the date of due proof of death, there will be no Death Benefit. Otherwise, the Death Benefit will fluctuate based on the Benefit Amount as reduced by Surrenders, Withdrawal Benefits and expenses as discussed above.

DOES THIS RIDER REPLACE STANDARD DEATH BENEFITS?


Yes. This rider replaces the standard Death Benefit.


CAN YOU REVOKE THIS RIDER?

No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

WHAT EFFECT DO FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS RIDER?

You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request a Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under this rider.

If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value (following the provisions or the rider) or your Contract Value is reduced to zero, we will issue a payout annuity. If the Owner is a natural person we will treat the Owners(s) as the Annuitant for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either the Fixed Period Certain Annuity Payout or the Fixed Lifetime and Period Certain Annuity Payout Option. The election is irrevocable.


Under certain circumstances Hartford had permitted certain Contract Owners to reinstate their Contracts (and certain riders) when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to Hartford. Effective October 4, 2013, we will no longer allow Contract Owners to reinstate their Contracts (or riders) when a Contract Owner requests a Surrender (either full or Partial), except as noted in the section "Are there restrictions on how you must invest?"


If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

Any ownership change made prior to the first anniversary of the rider effective date will have no impact on the Benefit Amount, but the Lifetime Benefit Payment may change as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change. The Lifetime Benefit Payment may change based on the age of the new owner.

An ownership change after the first Contract Anniversary that causes a re-calculation in the benefits as long as the older Owner after the change is less than age 76 at the time of the change will automatically result in either
(A) or (B):

(A) If this rider is not currently available for sale, we will continue the existing rider for the GMDB only and the Withdrawal Benefit will terminate. This rider charge will then discontinue.

(B) If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at your current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.

                                                                     APP B-5

-------------------------------------------------------------------------------

If the older Owner is age 76 or greater at the time of an ownership change, this rider will continue with respect to the GMDB only and the Withdrawal Benefit will terminate. The GMDB will be modified to equal Contract Value only and the Rider charge will discontinue.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

Yes. If the Owner dies and the Beneficiary is the deceased Owner's Spouse at the time of death, the Spouse may continue the Contract and we will adjust the Contract Value to the amount we would have paid as a Death Benefit payment (the greater of the Contract Value and the Benefit Amount). If the Spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:

(A) If this rider is not currently available for sale, we will continue the existing The Hartford's Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate and the rider charge will discontinue.

(B) If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.

If the Spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, this rider will continue with respect to the GMDB only and the Withdrawal Benefits will terminate. The GMDB will be modified to equal Contract Value only and the rider charge will discontinue. Spousal Contract continuation will only apply one time for each Contract.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you annuitize your Contract, you may choose any of those Annuity Payout Options offered in the Contract. The amount used for calculating Annuity Payout Options will be the Contract Value. In other words, you will forfeit any difference between your Contract Value and Benefit Amount by voluntarily annuitizing before the maximum Annuity Commencement Date.

If the annuity reaches the maximum Annuity Commencement Date the Contract will automatically be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date, which approval may be withheld or delayed for any reason. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under The Hartford's Lifetime Income Builder rules applicable when the Contract Value equals zero.

-   FIXED PERIOD CERTAIN PAYOUT OPTION

If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment. The total amount payable under this Annuity Payout Option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year's annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of the any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner's last instructions on record.

-   FIXED LIFETIME AND PERIOD CERTAIN PAYOUT OPTION

If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the Annuity Calculation Date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner's last instructions on record.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?


Yes. Effective October 4, 2013, we are exercising our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D. Your selected allocations will be automatically rebalanced quarterly. If your allocations do not currently comply with the investment restrictions described in Appendix D, we must receive allocation instructions from you prior to October 4, 2013 that comply with the investment restrictions described in

APP B-6

-------------------------------------------------------------------------------


Appendix D. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.



We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while either rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to "Other Program considerations" under the section entitled "What other ways can you invest?" in Section 4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.



EXCEPT AS PROVIDED BELOW, FAILURE TO COMPLY WITH THE INVESTMENT REQUIREMENT OR RESTRICTION WILL RESULT IN TERMINATION OF THE RIDER. IF THE RIDER IS TERMINATED BY US, FOR VIOLATION OF APPLICABLE INVESTMENT REQUIREMENTS OR RESTRICTIONS, WE WILL ASSESS A PRO-RATED SHARE OF THE RIDER CHARGE AND WILL NO LONGER ASSESS A RIDER CHARGE THEREAFTER. TERMINATION OF THE RIDER WILL NOT TERMINATE ANY CONCURRENT GUARANTEED MINIMUM DEATH BENEFIT RIDER.



If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the termination or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to termination unless during the reinstatement period the relevant Covered Life qualifies for a new age band.



Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.


ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

No.

CAN WE AGGREGATE CONTRACTS?

For purposes of determining the Benefit Amount under this rider, we reserve the right to treat one or more Contracts issued by us to you with any optional Withdrawal Benefit rider in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.

OTHER INFORMATION

For examples of how this rider works, see "Appendix I."

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- This rider is no longer actively marketed and is not available in any State where The Hartford's Lifetime Income Builder II is approved for sale.

- The benefits under this rider cannot be directly or indirectly assigned, pledged, collateralized or securitized in any way. Any such actions will invalidate this rider.

- Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of Required Minimum Distributions, you will reduce your Death Benefit. If your Contract Value is zero as of the date of due proof of death, there will be no Death Benefit. This may be of special concern to seniors.

- Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing this rider as part of an investment program involving a qualified plan may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to Funds, outweigh the absence of additional tax advantages from a variable annuity.

- Annuitizing your Contract, whether voluntarily or not, will impact these benefits. First, annuitization shall eliminate the Guaranteed Minimum Death Benefit. Second, annuitization will terminate any Withdrawal Benefits which will be converted into annuity payments according to the annuitization option chosen. Accordingly, Lifetime Benefit Payments could be replaced by another "lifetime" payout option and will not be subject to automatic Benefit Amount increases.

- Even though this rider is designed to provide "living benefits," you should not assume that you will necessarily receive "payments for life" if you have violated any of the terms of this rider.

                                                                     APP B-7

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- Purchasing this rider is a one time only event and cannot be undone later. If you elect this rider you will not be able to elect standard Death Benefits or optional riders other than MAV Plus.

- Any additional contributions made to your Contract after withdrawals have begun will cause the Benefit Amount to be recalculated. If an additional contribution is made, the Benefit Amount will be recalculated to equal the remaining Benefit Amount plus the additional contribution, which could be more or less than the original Benefit Amount and could change the amount of your Benefit Payments or Lifetime Benefit Payments, as the case may be.

- Spouses who are not a joint Owner or Beneficiary may find continuation of this rider to be unavailable or unattractive after the death of the Owner-Spouse. Continuation of the options available in this rider is dependent upon its availability at the time of death of the first Owner-Spouse and will be subject to then prevailing charges.

-   Certain ownership changes may result in a reduction of benefits.

- Annuitizing your Contract instead of receiving Benefit Payments or Lifetime Benefit Payments will forfeit any increases in your Benefit Amount over your Contract Value. Voluntary or involuntary annuitization will terminate Lifetime Benefit Payments. Annuity Payout Options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

- Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification, whichever is later.

- There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.

- We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

                                                                     APP C-1

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APPENDIX C - THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS

OBJECTIVE

The objective of these two different riders is to (i) protect your investment from poor market performance; (ii) provide longevity protection through Lifetime Benefit Payments; and (iii) provide Death Benefit protection.

HOW DO THE RIDERS HELP ACHIEVE THIS GOAL?

- LIFETIME WITHDRAWAL FEATURE. Provided you follow the rules below, the riders provide a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life's Lifetime Income Eligibility Date until the first death of any Covered Life ("Single Life Option") or until the second death of any Covered Life ("Joint/Spousal Option"). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the rider chosen:

Lifetime Income                 =      Payment Base or Contract   x      Withdrawal Percent
Builder Selects                        Value, whichever is
                                       higher
                                                - or -
Lifetime Income                 =      Payment Base               x      Withdrawal Percent
Builder Portfolios

- GUARANTEED MINIMUM DEATH BENEFIT. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments (adjusted for partial Surrenders) or Contract Value as of the date due proof of death is received by us for any Contract Owner or Annuitant. PARTIAL SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. THIS GUARANTEED MINIMUM DEATH BENEFIT REPLACES THE STANDARD DEATH BENEFITS PROVIDED UNDER THIS CONTRACT.

WHEN CAN YOU BUY THE RIDERS?

The Hartford's Lifetime Income Builders Selects is closed to new investors.

When you buy either rider, you must provide us with the names and date of birth of the Owner, any joint Owner, Annuitant and Beneficiary. We then determine who the "Relevant Covered Life" and other "Covered Lives" will be when establishing the Withdrawal Percent.

- A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

- For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner, and his or her Spouse is the joint Owner or Beneficiary.

- The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.

The maximum age of any Contract Owner or Annuitant when electing either rider is
80. These age restrictions also apply to the Beneficiary when the Joint/Spousal Option is chosen.

DOES ELECTING EITHER RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect either rider, you may not elect any rider other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR EITHER RIDER CALCULATED?

The fee for the riders is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for the riders will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.

APP C-2

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We reserve the right to increase the charge for either or both riders (and any option) up to the maximum fees described in the Synopsis at any time 12 months after either rider's effective date. Any future fee increase will be based on the charge that we are then currently charging other customers who have not previously elected such rider.

Fee increases will not apply if (a) the age of the Relevant Covered Life is 81 or older; (b) you notify us of your election to permanently waive automatic Payment Base increases as described below; or (c) we convert your benefits based on our Minimum Amount rules defined in your Contract. This fee may not be the same as the fee that we charge new purchasers.

Subject to the foregoing limitation, we also reserve the right to charge a different fee for either rider (or options) to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.

You will receive advanced notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:

-   Notifying us in writing, verbally or electronically, if available.

- Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

- We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

- We will only honor notifications from the Owner or joint Owner and not through your broker.

- Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.

- If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider's rules.

- If you decline the fee increase, and defer withdrawals for at least five years, the Withdrawal Percentage will continue to be reset when a new age band is reached according to the rider's rules.

DOES THE PAYMENT BASE CHANGE UNDER EITHER RIDER?

Yes, your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored-exchange program. Your Payment Base will fluctuate based on:

       -   automatic Payment Base increases; and

       -   subsequent Premium Payments; and

       - partial Surrenders (including partial Surrenders taken prior to the Lifetime Income Eligibility Date or if the amount of the partial Surrender exceeds either your Threshold or Lifetime Benefit Payment amount).

- Automatic Payment Base Increase: Your automatic annual Payment Base increase varies depending on whether you choose The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios. The following table describes how these options operate:

                         THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS         THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
New Payment Base     [(current Anniversary Value (prior to the rider charge   The higher of current Contract Value or Payment Base
                     being taken) divided by your prior Payment Base)]
                     multiplied by your prior Payment Base
Annual Payment Base  0% - 10%                                                 Unlimited
increase limits

  We will determine if you are eligible for annual automatic Payment Base increases on each Contract Anniversary.

  Automatic Payment Base increases will cease upon the earliest of:

    -   your Annuity Commencement Date;

    - the Contract Anniversary immediately following the Relevant Covered Life's attained age of 80; or

                                                                     APP C-3

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    -   You waive your right to receive automatic Payment Base increases.

  Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under either rider. See Examples 16 and 17 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix I.

- Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis. See Examples 10 and 11 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix I.

- Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to the Lifetime Income Eligibility Date, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable limits as discussed below:

    A. If cumulative partial Surrenders taken during any Contract Year and prior to the Lifetime Income Eligibility Date, are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

    B. If cumulative partial Surrenders taken after the Lifetime Income Eligibility Date are equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

    C. For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

  See Examples 3-9 and 12-15 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix I

- Covered Life changes may also trigger a recalculation of your Payment Base, Lifetime Benefit Payment, Guaranteed Minimum Death Benefit and rider fees. See "WHAT HAPPENS IF YOU CHANGE OWNERSHIP?" below.

- Option Conversion. We reserve the right to offer a one-time only conversion from The Hartford's Lifetime Income Builder Selects to The Hartford's Lifetime Income Builder Portfolios, or vice versa, on or after the first Contract Anniversary after the rider has been in effect and prior to the Relevant Covered Life's reaching attained age 81. Your then current Payment Base will be your new Payment Base for the purposes of the converted rider. This conversion will go into effect on the next following Contract Anniversary. A conversion notice must be received by us in good order between 30 days prior to, or within 15 days after, a Contract Anniversary. This privilege may be withdrawn at our sole discretion at any time without prior notice. The rider fee and any associated restrictions will be based on the rider then in effect. You may rescind your election within 15 days after making your election. Upon rescission; however, your Payment Base will be reset at the LOWER of the then applicable Payment Base or the Contract Value at the time of rescission. RESCISSION OF A CONVERSION OPTION MAY THEREFORE RESULT IN A PERMANENT REDUCTION OF BENEFITS. Once rescinded, this privilege will be terminated.

- Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.

IS EITHER RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish Lifetime Benefit Payments and Guaranteed Minimum Death Benefits.

APP C-4

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As shown in the following table, the Withdrawal Percent for all partial Surrenders taken BEFORE the Lifetime Income Eligibility Date will be 5% (Single Life Option) or 4.5% (Joint/Spousal Option). In contrast, the Withdrawal Percent for partial Surrenders taken AFTER the Lifetime Income Eligibility Date will be based on the chronological age of the Relevant Covered Life at the time of the first withdrawal as shown below:

                                                     WITHDRAWAL PERCENT
           RELEVANT COVERED LIFE              SINGLE LIFE         JOINT/SPOUSAL
               ATTAINED AGE                      OPTION               OPTION
--------------------------------------------------------------------------------
          [LESS THAN]59 1/2 - 64                  5.0%                 4.5%
                  65 - 69                         5.5%                 5.0%
                  70 - 74                         6.0%                 5.5%
                  75 - 79                         6.5%                 6.0%
                  80 - 84                         7.0%                 6.5%
                  85 - 90                         7.5%                 7.0%
                    90+                           8.0%                 7.5%

Except as provided below, the Withdrawal Percent will be based on the chronological age of the Relevant Covered Life at the time of the first Surrender.

    1. If a partial Surrender HAS NOT been taken, your new Withdrawal Percent will be effective on the next birthday that brought the Relevant Covered Life into a new Withdrawal Percent age band; or

    2. If you have deferred taking partial Surrenders for five years from the date you purchased this rider, your new Withdrawal Percent will be effective on the next birthday that brings the Relevant covered Life into a new Withdrawal Percent age band. Your new Withdrawal Percent will thereafter continue to change based on the age of the Relevant Covered Life as shown on the table above regardless of whether partial Surrenders are taken after such five year period or;

    3. If the preceding requirements in (1) or (2) have not been met, your new Withdrawal Percent will be effective as of the Contract Anniversary when the next automatic Payment Base increase occurs due to market performance after the birthday that brings the Relevant Covered Life into a new Withdrawal Percent age band.

If you meet the deferral requirements above, you will not forfeit your right to automatic Withdrawal Percent increases even if you decline future fee increases.

Please refer to Example 24 in The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios Examples Appendix for more information.

IS EITHER RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments adjusted for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of either rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. For Joint/Spousal election of either rider, no Death Benefit will be available when a Relevant Covered Life is the Beneficiary and the Beneficiary dies.

Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

    A. If cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and
        (ii) proportionate basis for the amount in excess of the Threshold.

    B. If cumulative partial Surrenders after the Lifetime Income Eligibility Date are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

    C. For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

                                                                     APP C-5

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Please refer to the section labeled "CAN YOUR SPOUSE CONTINUE YOUR LIFETIME WITHDRAWAL FEATURE" for more information on the continuation of the Lifetime Benefit Payments by your Spouse.

DOES EITHER RIDER REPLACE THE STANDARD DEATH BENEFIT?

YES, IT PERMANENTLY REPLACES THE STANDARD DEATH BENEFIT. The Guaranteed Minimum Death Benefit will be reset to equal Contract Value when there is a Covered Life change that exceeds the permissible age limitation under either rider. This may also occur for the Single Life Option when the spouse elects Spousal Contract continuation and the new Covered Life exceeds the age limit.

CAN YOU REVOKE THIS RIDER?

No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation by you of either rider.

WHAT EFFECT DOES PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS RIDER?

Please refer to "DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER EITHER RIDER?" for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under either rider.

If your Contract Value on any Contract Anniversary is ever reduced below the minimum amount (as defined in your Contract - generally, the greater of $500 or one Lifetime Benefit Payment) as a result of investment performance or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below the minimum amount, then the following will occur:

-   We will no longer accept subsequent Premium Payments; and

- You will be required to either make a full Surrender or promptly transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs (failure to do so after a reasonable amount of time being deemed as acquiescence to our reallocation of these sums to the Money Market Sub-Account); and

- Lifetime Benefit Payments will continue and Withdrawal Percent increases will continue if the Contract qualifies for the 5-year deferral provision;

- Your Guaranteed Minimum Death Benefit will continue to be reduced by Lifetime Benefit Payments until reduced to zero at which time your Death Benefit shall be equal to your Contract Value; and

- All other privileges under either rider will terminate and you will no longer be charged a rider fee or Annual Maintenance Fee; and

- If any amount greater than a Lifetime Benefit Payment is requested, the Contract will be liquidated, the rider will terminate and the Guaranteed Minimum Death Benefit will be lost.

See Examples 21 and 22 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix I.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

Inasmuch as this rider is affected by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.

Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the applicable rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.

After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change. The charge for this rider will remain the same.

Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change. The charge for this rider will remain the same.

APP C-6

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You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

    A. If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Lifetime Withdrawal Feature of either rider and continue the Guaranteed Minimum Death Benefit only. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

    B. If the older Covered Life after the change exceeds the maximum age limitation of either rider at the time of the change, or we no longer offer either rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

    A. If we no longer offer such rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Lifetime Withdrawal Feature will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

    B. If we offer such rider, then we will use the attained age of the older Covered Life as of the date of the Covered Life change to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change; or

    C. If we offer such rider and the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If such rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.

The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

SINGLE LIFE OPTION ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving             The Annuitant is living or       Joint Contract Owner receives
                                 non-spousal Contract Owner       deceased                         the Death Benefit and this
                                                                                                   rider terminates
Contract Owner                   There is a surviving spousal     The Annuitant is living or       Joint Contract Owner receives
                                 Contract Owner                   deceased                         the Death Benefit and this
                                                                                                   rider can continue under
                                                                                                   Spousal Contract continuation
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Designated
                                 Owner                            deceased                         Beneficiary receives the Death
                                                                                                   Benefit
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Estate
                                 Owner or Beneficiary             deceased                         receives the Death Benefit
Annuitant                        Contract Owner is living         There is no Contingent           Contract continues, no Death
                                                                  Annuitant and the Contract       Benefit is paid, and this rider
                                                                  Owner becomes the Contingent     continues
                                                                  Annuitant
Annuitant                        Contract Owner is living         There is no Contingent           Rider terminates and Contract
                                                                  Annuitant and the Contract       Owner receives the Death
                                                                  Owner waives their right to      Benefit
                                                                  become the Contingent Annuitant
Annuitant                        Contract Owner is Living         Contingent Annuitant is Living   Contingent Annuitant becomes
                                                                                                   the Annuitant and the Contract
                                                                                                   and this rider continues

                                                                    APP C-7

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JOINT/SPOUSAL ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving Contract    The Annuitant is living or       The surviving Contract Owner
                                 Owner                            deceased                         continues the Contract and
                                                                                                   rider; we will increase the
                                                                                                   Contract Value to the Death
                                                                                                   Benefit value
Contract Owner                   There is no surviving Contract   The Spouse is the sole primary   Follow Spousal Contract
                                 Owner                            beneficiary                      continuation rules for joint
                                                                                                   life elections
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates and Contract
                                 Owner or Beneficiary             deceased                         Owner's estate receives the
                                                                                                   Death Benefit
Annuitant                        The Contract Owner is living     There is a Contingent Annuitant  The Rider continues; upon the death of the last surviving
                                                                                                   Covered Life, the rider will
                                                                                                   terminate.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR LIFETIME WITHDRAWAL FEATURE?

-   SINGLE LIFE OPTION:

If a Covered Life dies and the sole Beneficiary is the deceased Covered Life's Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and such rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.

If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Feature, the Guaranteed Minimum Death Benefit will be set equal to the Contract Value and the rider charge will no longer be assessed.

-   JOINT/SPOUSAL OPTION:

Either rider is designed to facilitate the continuation of your rights under the rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

- The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

- The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

- The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date; and

-   The Lifetime Benefit Payment will be recalculated.

The remaining Covered Life can not name a new owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.

See Examples 18 and 19 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix I.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity

APP C-8

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Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our Minimum Amount rule then in effect.

If your Contract Value is reduced below our Minimum Amount rule (as defined in your Contract), then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

-   SINGLE LIFE OPTION:

If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.

If the older Annuitant is age 59 1/2 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59 1/2 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.

If the Annuitant and joint Annuitant are alive and the older Annuitant is age 59 1/2 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or the applicable Threshold. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

This option may not be available if the Contract is issued to qualify under Code Sections 401, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

-   JOINT/SPOUSAL OPTION:

If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.

If the younger Annuitant is alive and age 59 1/2 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59 1/2 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.

If the Annuitant is alive and the younger Annuitant is age 59 1/2 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or the applicable Threshold. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

                                                                    APP C-9

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These options may not be available if the Contract is issued to qualify under Code Sections 401, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes, as described in the following table:


Lifetime Income Builder     Yes. Effective October 4, 2013, we are exercising our contractual right to require that you
Selects                     allocate your Contract Value and future Premium Payments must be invested in accordance with the investment restrictions described in Appendix D. Your selected allocations will be automatically rebalanced quarterly. If your allocations do not currently comply with the investment restrictions described in Appendix D, we must receive allocation instructions from your prior to October 4, 2013 that comply with the investment restrictions described in
                            Appendix D. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
                            We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund,
                            (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to "Other
                            Program considerations" under the section entitled "What other ways can you invest?" in Section
                            4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
                            EXCEPT AS PROVIDED BELOW, FAILURE TO COMPLY WITH THE INVESTMENT RESTRICTIONS WILL RESULT IN
                            TERMINATION OF THE RIDER. IF THE RIDER IS TERMINATED BY US FOR VIOLATION OF APPLICABLE
                            INVESTMENT RESTRICTIONS, WE WILL ASSESS A PRO-RATED SHARE OF THE RIDER CHARGE AND WILL NO
                            LONGER ASSESS A RIDER CHARGE THEREAFTER. TERMINATION OF THE RIDER WILL NOT TERMINATE ANY
                            CONCURRENT GUARANTEED MINIMUM DEATH BENEFIT RIDER.
                            If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen business day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change.
                            Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the termination or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to termination unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
                            Investment in any asset allocation model could mitigate losses but also hamper potential gains.
                            The asset allocation models that you must invest in under the rider provide very different potential risk/ reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Lifetime Income Builder     Your Contract Value must be invested in one or more Programs and in an approved model
Portfolios                  portfolio, Funds or other investment vehicles established from time to time. Permissible portfolios, Funds, Programs or other investment vehicles are described in your application and other communications. Not all model portfolios or Programs are available through all Financial
                            Intermediaries.
                            We may, in our sole discretion, add, replace or alter Funds, Programs and model portfolios from time to time. You will be provided with advance notification of any investment restriction changes. Changes may be made on a prospective basis with respect to any additional Premium
                            Payments received.

APP C-10

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                                While you may switch from model portfolio to model portfolio, you can not pick and choose Funds within any model portfolios nor may you specify which Funds should be redeemed to satisfy the
                                Lifetime Withdrawal Feature. You may provide written investment instructions to invest Contract
                                Value in a manner that violates these investment restrictions. Any such action will; however, result in the termination of your rights under either rider.

Investments within model portfolios will fluctuate in value and may be worth more or less than your original investment. We are not responsible for lost investment opportunities associated with the implementation of these investment restrictions. Please refer to each Fund's investment objectives, policies and restrictions and the risks of investing in each Fund as described in this prospectus and the prospectus for each Fund.

If your Lifetime Withdrawal Feature is revoked due to failure to comply with the investment restrictions, you will have a one time opportunity to reinstate the Lifetime Withdrawal Feature on your rider. There is a 15 calendar day reinstatement period that will begin from the date your lifetime withdrawal feature is revoked. During the reinstatement period, if you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change, your opportunity to reinstate will be terminated.


Upon reinstatement of your Lifetime Withdrawal Feature under either rider, your Payment Base will be reset at the lower of the Payment Base prior to the revocation and Contract Value as of the date of the reinstatement. Your Withdrawal Percentage will be set equal to the Withdrawal Percentage prior to the Lifetime Withdrawal Feature revocation; unless, if within the reinstatement period you reach a new age band and no partial Surrenders have been taken, then the Withdrawal Percentage will be set equal to the appropriate percentage based on the attained age of the Relevant Covered Life. Your Lifetime Benefit Payment will be recalculated based on the Lifetime Withdrawal Feature values as of the date of the reinstatement. We will deduct a prorated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement.


ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?


Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restrictions are not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.


CAN WE AGGREGATE CONTRACTS?

Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.

We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

- YOUR ANNUAL LIFETIME BENEFIT PAYMENTS MAY FLUCTUATE BASED ON CHANGES IN THE PAYMENT BASE AND CONTRACT VALUE. THE PAYMENT BASE IS SENSITIVE TO PARTIAL SURRENDERS IN EXCESS OF THE THEN CURRENT MAXIMUM LIFETIME BENEFIT PAYMENT OR THRESHOLD. IT IS THEREFORE POSSIBLE THAT SURRENDERS AND SUBSEQUENT PREMIUM PAYMENTS WITHIN THE SAME CONTRACT YEAR, WHETHER OR NOT EQUAL TO ONE ANOTHER, CAN RESULT IN LOWER LIFETIME BENEFIT PAYMENTS.

- Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these "lifetime" benefits. First, you may no longer invest additional Premium Payments. Second, the Death Benefit will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize, you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

- If you had elected the conversion option from The Hartford's Lifetime Income Builder Selects to The Hartford's Lifetime Income Builder Portfolios, or vice versa, and subsequently rescinded that election, your Payment Base will be set to the lower of the

                                                                   APP C-11

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  Payment Base or the Contract Value on the date of the rescission and therefore your old Payment Base will not be restored. The Death Benefit will also be set to the lower of the Guaranteed Minimum Death Benefit and the Contract Value on the date of the rescission.

- Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of this rider.

- While there is no minimum age for electing either rider, withdrawals taken prior to the Lifetime Income Eligibility Date will reduce, or can even eliminate guaranteed Lifetime Benefit Payments. PAYMENTS TAKEN PRIOR TO THE LIFETIME INCOME ELIGIBILITY DATE ARE NOT GUARANTEED TO LAST FOR A LIFETIME. Either rider may not be suitable if a Covered Life is under attained age 59 1/2.

- The determination of the Relevant Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

- We may terminate either or both riders post-election based on your violation of benefit rules and may otherwise withdraw such rider (or any option) for new sales at any time. In the event that either rider (or any option) is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated and the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

- Unless otherwise provided, you may select either rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect either rider you will not be eligible to elect optional riders other than MAV or MAV Plus.

- When the Single Life Option is chosen, Spouses may find continuation of either rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in either optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

- The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

- Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

- Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

- The fee for either rider may increase any time after 12 months from either rider's effective date. There are no assurances as to the fee we will be charging at the time of each Payment Base increase. This is subject to the maximum fee disclosed in the Synopsis.

- Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

- We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

                                                                     APP D-1

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APPENDIX D - OPTIONAL RIDER INVESTMENT RESTRICTIONS


                     (Applicable to the following products:
  Director M, Director M Plus, Director M Access, Director M Edge, Director M
                                    Outlook)



You must allocate your Account Value in accordance with the following investment restrictions prior to October 4, 2013:



            (1) SELF SELECT (SELECTED LIB RIDERS EFFECTIVE 5/01/13)



CATEGORY 1:   FIXED INCOME     RULE: MINIMUM 40% OF ALLOCATION
CATEGORY 2:   ACCEPTABLE INVESTMENT OPTIONS (EQUITY OR MULTI-ASSET)    RULE: MAXIMUM 60% OF ALLOCATION,
              MAXIMUM 20% IN ANY ONE FUND
CATEGORY 3:   LIMITED INVESTMENT OPTIONS (EQUITY, MULTI-ASSET, OR BOND)    RULE: MAXIMUM 20% OF
              ALLOCATION, MAXIMUM OF 10% IN ANY ONE FUND



CATEGORY 1: FIXED INCOME    RULE: MINIMUM 40% OF ALLOCATION



Hartford Money Market HLS Fund
Hartford Total Return Bond HLS Fund
Hartford U.S. Government Securities HLS Fund
Invesco V.I. Money Market Fund* (available on or about July 15, 2013)



CATEGORY 2: ACCEPTABLE INVESTMENT OPTIONS (EQUITY OR MULTI-ASSET)    RULE:
MAXIMUM 60% OF ALLOCATION, MAXIMUM 20% IN ANY ONE FUND



AllianceBernstein VP Balanced Wealth Strategy Portfolio
AllianceBernstein VP International Growth Portfolio
AllianceBernstein VP International Value Portfolio
AllianceBernstein VP Value Portfolio
Fidelity VIP Contrafund Portfolio
Fidelity VIP Dynamic Capital Appreciation Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Hartford Balanced HLS Fund
Hartford Capital Appreciation HLS Fund
Hartford Disciplined Equity HLS Fund
Hartford Dividend and Growth HLS Fund
Hartford Global Growth HLS Fund
Hartford Global Research HLS
Hartford Growth HLS Fund
Hartford Growth Opportunities HLS Fund
Hartford Index HLS Fund
Hartford Stock HLS Fund
Hartford Value HLS Fund
Invesco Van Kampen Comstock
Invesco Van Kampen Growth & Income
Lord Abbett Calibrated Dividend Growth Portfolio
Lord Abbett Classic Stock
Lord Abbett Fundamental Equity
Lord Abbett Growth & Income Portfolio
Oppenheimer Capital Appreciation Fund
Oppenheimer Global Securities Fund
Oppenheimer Main Street Fund
Putnam Equity Income
Putnam George Putnam Balanced
Putnam Global Asset Allocation Fund
Putnam Growth & Income
Putnam International Equity Fund
Putnam International Value
Putnam Investors

APP D-2

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Putnam Multi-cap Growth
Putnam Voyager



CATEGORY 3: LIMITED INVESTMENT OPTIONS (EQUITY, MULTI-ASSET, OR BOND)    RULE:
MAXIMUM 20% OF ALLOCATION, MAXIMUM OF 10% IN ANY ONE FUND



AllianceBernstein VP Small/Mid-Cap Value Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Value Strategies Portfolio
Hartford High Yield HLS Fund
Hartford International Opportunities HLS Fund
Hartford Mid Cap Value HLS Fund
Hartford Small Cap Growth HLS Fund
Hartford Small Company HLS Fund
Hartford Small/Mid Cap Equity HLS Fund
Invesco Van Kampen VI American Value Fund
UIF Emerging Markets Equity
UIF Mid Cap Growth Portfolio
Invesco Van Kampen Mid Cap Growth Portfolio
Lord Abbett Bond-Debenture Portfolio
Oppenheimer Main Street Small Cap Fund
Oppenheimer Small/Mid Cap Growth
Putnam Diversified Income Fund
Putnam Small Cap Value Fund



                (2) ASSET ALLOCATIONS MODELS (EFFECTIVE 5/1/13)



                                                                                   HARTFORD LIB & LIF RIDERS
FUND                                                          CONSERVATIVE 2            BALANCED 2            MODERATE GROWTH 2
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities VA                                        3%                     3%                       4%
Putnam International Value Fund                                         3%                     3%                       4%
Fidelity Mid Cap Fund                                                   2%                     3%                       3%
Hartford Disciplined Equity HLS Fund                                    6%                     7%                       8%
Hartford Dividend & Growth HLS Fund                                     5%                     6%                       7%
Hartford Value HLS Fund                                                 4%                     5%                       6%
Hartford Growth Opportunities HLS Fund                                  4%                     7%                       8%
Hartford International Opportunities HLS Fund                           3%                     4%                       5%
Hartford Small Company HLS Fund                                         0%                     0%                       2%
Hartford Total Return Bond HLS Fund                                    49%                    44%                      40%
Hartford High Yield HLS Fund                                            4%                     2%                       0%
Lord Abbett Fundamental Equity VC                                       4%                     5%                       6%
Putnam VT Multi-cap Growth                                              3%                     4%                       5%
Oppenheimer Main St. Small/Mid Cap VA                                   3%                     3%                       2%
Lord Abbett Bond Debenture VC                                           7%                     4%                       0%
TOTAL                                                                 100%                   100%                     100%

                                                                     APP D-3

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              (3) INVESTMENT MODELS (LIB RIDERS EFFECTIVE 5/1/13)



INVESTMENT MODEL OPTION A: HARTFORD


FUNDS
--------------------------------------------------------------------------------
Hartford Total Return Bond HLS Fund                                      40%
Hartford Capital Appreciation HLS Fund                                   20%
Hartford Dividend and Growth HLS Fund                                    20%
Hartford Small Company HLS Fund                                          10%
Hartford International Opportunities HLS Fund                            10%
TOTAL                                                                   100%

INVESTMENT MODEL OPTION B: DIVERSIFIVE

FUNDS
--------------------------------------------------------------------------------
Hartford Total Return Bond HLS Fund                                      40%
Fidelity VIP ContraFund                                                  20%
Lord Abbett Growth & income Portfolios                                   20%
Hartford International Opportunities HLS Fund                            10%
Oppenheimer Global Securities                                            10%
TOTAL                                                                   100%

                                                                     APP E-1

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APPENDIX E - ENHANCED SURRENDER VALUE OFFER [FOR ELIGIBLE CONTRACTS WITH THE HARTFORD'S LIFETIME INCOME BUILDER II RIDER]

For a limited time, the Company will make an Enhanced Surrender Value Offer to Eligible Contract Owners who have the Lifetime Income Builder II optional guaranteed minimum withdrawal benefit rider. The Lifetime Income Benefit II rider is a guaranteed benefit rider designed to help protect your investment from poor market performance through potential annual automatic Payment Base increases, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value. For additional information please review the Lifetime Income Builder II rider disclosure in your prospectus.

If you are eligible for the Enhanced Surrender Value Offer, the Company will notify you in writing. IF YOU ACCEPT THE ENHANCED SURRENDER VALUE OFFER, YOU WILL FULLY SURRENDER AND TERMINATE YOUR CONTRACT AND ALL RIDERS AND BENEFITS, INCLUDING THE LIFETIME INCOME BUILDER II RIDER AND OTHER GUARANTEED LIVING OR DEATH BENEFITS. In return, we will pay you the Enhanced Surrender Value, which may be an additional, enhanced amount above the Contract's current Surrender Value.

YOU ARE NOT REQUIRED TO ACCEPT THE ENHANCED SURRENDER VALUE OFFER. If you do not accept, you do not need to take any action, and your contract and riders benefits will continue. You are encouraged to discuss this offer with your Registered Representative, tax adviser and/or your financial adviser to determine if this offer is suitable for your particular circumstances and needs. THIS ENHANCED SURRENDER VALUE OFFER IS NOT INTENDED FOR ALL CONTRACT OWNERS AND IN CERTAIN CIRCUMSTANCES MAY NOT BE IN YOUR BEST INTEREST.

We are making this offer because high market volatility, declines in the equity markets and the low interest rate environment make continuing to provide the Lifetime Income Builder II rider costly to us. We believe this Enhanced Surrender Value Offer can be mutually beneficial to both us and Contract Owners who no longer need or want the variable annuity Contract and Lifetime Income Benefit II rider. If you accept this offer, we would gain a financial benefit because we would no longer incur the cost of maintaining expensive reserves for the guarantees offered in the Contract and rider(s). You would benefit because you would receive an increase in your Contract's Surrender Value and your fees would cease.

WHO IS ELIGIBLE TO PARTICIPATE IN THE ENHANCED SURRENDER VALUE OFFER?

The Enhanced Surrender Value Offer is available to Contract Owners who meet ALL of the following qualifications; we refer to Contract Owners that meet all of these qualifications as "Eligible Contract Owners":

- You must own one or more of the following series of contracts from Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company as of the date you accept the Enhanced Surrender Value Offer:

       -   The Director M

       -   The Director M Access

       -   The Director M Edge

       -   The Director M Plus

       -   The Director M Outlook

       -   Hartford Leaders Series III

       -   Hartford Leaders Access Series III

       -   Hartford Leaders Edge Series III

       -   Hartford Leaders Plus Series III

       -   Hartford Leaders Outlook Series III

- You must have elected and currently maintain the Hartford's Lifetime Income Builder II rider.

- You must not have elected the optional death benefits Maximum Anniversary Value or Maximum Anniversary Value Plus.

- You must not have reached your Annuity Commencement Date or annuitized your Contract.

- You must not be receiving Lifetime Benefit Payments under the Lifetime Income Builder II where your Contract Value has been reduced to below our minimum Contract Value.

- You must not have submitted additional premium payments after the date of this supplement unless the payment was made under our InvestEase Program.

APP E-2

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- Your state must have approved the Enhanced Surrender Value Offer contract rider.

-   You must be a customer of a Financial Intermediary.

- We must receive a signed acknowledgement and full surrender request at our Administrative Offices accepting the Enhanced Surrender Value Offer before the expiration of the Enhanced Surrender Value Offer. We refer to the receipt of BOTH the signed acknowledgement and full surrender request at our Administrative Offices as "In Good Order." If there is a Joint Contract Owner, both Owners must sign both forms. IF WE DO NOT RECEIVE A COMPLETE ACKNOWLEDGEMENT FORM WITH YOUR FULL SURRENDER REQUEST WE WILL PROCESS THE FULL SURRENDER BUT YOU WILL NOT RECEIVE THE ENHANCED SURRENDER VALUE.

YOU MAY CALL US AT 1-800-501-8126 TO CONFIRM WHETHER OR NOT YOU ARE AN ELIGIBLE CONTRACT OWNER.

HOW IS THE ENHANCED SURRENDER VALUE DETERMINED?

If you are an Eligible Contract Owner and you have accepted the Enhanced Surrender Value Offer, you will Surrender your Contract, Lifetime Income Builder II rider and any other rider associated with your Contract and they will terminate. We will pay you the Enhanced Surrender Value amount which is the greater of:

    (a) Contract Value on the full Surrender date. Any applicable fees upon Surrender will be waived; or

    (b) Contract Value on the full Surrender date plus 20% of Payment Base subject to a cap of 90% of Payment Base. Any applicable fees upon Surrender will be waived.

We will determine your Payment Base as of the date of this supplement. The Payment Base will be locked-in as of this date and will not change. The cap will only be adjusted for any partial Surrenders taken prior to our receipt of your signed acknowledgement and full Surrender request. No automatic Payment Base increases will apply during this period if you accept this offer. We will calculate your Enhanced Surrender Value as of the Valuation Date after receipt of your properly completed acknowledgement and full Surrender request and any other administrative forms required. If you own a Plus contract, and accept the offer, we will not recapture any Premium Enhancement. Please see Examples 1-3 below for an illustration of the Enhanced Surrender Value amount calculation.

YOU MAY CALL US AT 1-800-501-8126 TO DETERMINE YOUR CURRENT ENHANCED SURRENDER VALUE. YOUR SURRENDER VALUE USED IN COMPUTING THIS AMOUNT FLUCTUATES ON A DAILY BASIS AND YOUR ENHANCED SURRENDER VALUE MAY BE DIFFERENT ON THE DATE OF SURRENDER.

HOW DOES THE ENHANCED SURRENDER VALUE OFFER WORK?

- WE MUST RECEIVE YOUR SIGNED ACKNOWLEDGEMENT AND FULL SURRENDER REQUEST IN GOOD ORDER AT OUR ADMINISTRATIVE OFFICES TO ACCEPT THE ENHANCED SURRENDER VALUE OFFER.

- The full surrender request form is an administrative form that provides your contract information to us such as the account number and needs to be signed by you and/or a joint owner. The acknowledgement form is an administrative form that requires that you and/or a joint contract owner acknowledge that you understand that your contract and riders benefits will terminate. IF WE DO NOT RECEIVE BOTH FORMS IN GOOD ORDER, YOU WILL NOT RECEIVE THE ENHANCED SURRENDER VALUE.

- Acceptance of the Enhanced Surrender Value Offer will constitute a full Surrender of your Contract and all riders. You may Surrender more than one Contract, if eligible. Partial Surrenders will not be permitted. You can only accept this offer in its entirety. If we do not receive your acceptance before the offer expires, we will consider you to have rejected this offer.

-   No payments will be made to you except for the Enhanced Surrender Value.

- No Contingent Deferred Sales Charges, rider charges or any other fees will apply to amounts Surrendered.

- After we receive your signed acknowledgement and full surrender request In Good Order at our Administrative Offices, we will calculate your Enhanced Surrender Value Offer amount. We will terminate your Contract and all riders, issue your Enhanced Surrender Value Offer rider, and pay you the Enhanced Surrender Value amount.

-   You must return your existing Contract to us (unless lost or destroyed).

-   You cannot reinstate your Contract after it is terminated.

WHAT OTHER THINGS MIGHT BE CONSIDERED?

- WE CANNOT RECOMMEND WHETHER OR NOT THE ENHANCED SURRENDER VALUE OFFER IS THE RIGHT CHOICE FOR YOU. PLEASE DISCUSS THE MERITS OF THIS ENHANCED SURRENDER VALUE OFFER WITH YOUR REGISTERED REPRESENTATIVE TO BE SURE THAT THE ENHANCED SURRENDER VALUE OFFER IS SUITABLE FOR YOU BASED ON YOUR PARTICULAR CIRCUMSTANCES.

- You and your Registered Representative, tax adviser and/or financial adviser must consider whether accepting the Enhanced Surrender Value Offer amount is appropriate for you versus maintaining your Contract, Death Benefit protection, tax deferral, ability to receive lifetime annuity payments based on guaranteed annuity purchase rates, guaranteed lifetime income and Death Benefit protection provided under the Lifetime Income Builder II rider, and any benefits provided under other riders you may

                                                                     APP E-3

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     own. There is no compensation paid to the Registered Representative or Financial Intermediary if you participate in this program.

- A full Surrender of your Contract may be taxable to you. You are urged to review this offer with your tax adviser regarding the tax consequences of liquidating your Contract and the tax treatment of the Enhanced Surrender Value Offer amount. A 10% tax penalty also may apply if you Surrender before age 59 1/2. Please carefully review the Tax Considerations section of the prospectus for additional information.

- In your evaluation of the Enhanced Surrender Value Offer, you should consult with your Registered Representative, your tax adviser, financial adviser and potentially any beneficiaries named in the Contract to determine whether you still need or may need the guaranteed lifetime income provided by the Lifetime Income Benefit II rider and/or the Death Benefit provided by your Contract.

- YOUR ENHANCED SURRENDER VALUE AMOUNT MAY BE EQUAL TO - OR NOT SIGNIFICANTLY DIFFERENT FROM - YOUR EXISTING SURRENDER VALUE, WHICH MEANS YOU MAY BE SURRENDERING YOUR CONTRACT AND RIDER(S) WITHOUT ANY ADDITIONAL BENEFIT TO YOU.

- If you plan on using the Enhanced Surrender Value to purchase a new annuity contract, you should compare both contracts carefully. There may be a new surrender charge period on the new contract, charges may be higher, and benefits may be different.

- IF YOU ACCEPT THE ENHANCED SURRENDER VALUE OFFER, YOU WILL RECEIVE THE ENHANCED SURRENDER VALUE OFFER AMOUNT WHICH MAY BE LESS THAN THE AMOUNT YOU WOULD HAVE RECEIVED DURING YOUR LIFETIME UNDER YOUR CONTRACT AND THE LIFETIME INCOME BUILDER II RIDER (AND OTHER RIDERS YOU MAY OWN). YOU WILL ALSO LOSE ALL DEATH BENEFITS UNDER YOUR CONTRACT OR RIDER(S), INCLUDING ANY STANDARD OR OPTIONAL DEATH BENEFIT.

ENHANCED SURRENDER VALUE OFFER EXAMPLES:

EXAMPLE 1

Assume the Lifetime Income Benefit II Payment Base is $100,000 and the Contract Value is $60,000. The amount of the Enhanced Surrender Value offer is $80,000, $20,000 higher than the current Contract Value. Assume the Contract Owner accepts the offer 30 days later at which time the Contract Value has decreased to $54,000. Further assume there are no changes to any other facts that affect the calculation of the offer amount. The amount of the Enhanced Surrender Value offer would be $74,000, $20,000 higher than the Contract Value of $54,000 on the Valuation Day we receive your signed acknowledgement form and full surrender request In Good Order.

EXAMPLE 2

Assume the Lifetime Income Benefit II Payment Base is $100,000 and the Contract Value is $60,000. The amount of the Enhanced Surrender Value offer is $80,000, $20,000 higher than the current Contract Value. Assume the Contract Owner accepts the offer 30 days later at which time the Contract Value has increased to $72,000. Further assume there are no changes to any other facts that affect the calculation of the offer amount. The amount of the Enhanced Surrender Value offer would be $90,000, $18,000 higher than the Contract Value of $72,000 on the Valuation Day we receive your signed acknowledgement form and full surrender request In Good Order.

EXAMPLE 3

Assume the Lifetime Income Benefit II Payment Base is $100,000 and the Contract Value is $60,000. The amount of the Enhanced Surrender Value offer is $80,000, $20,000 higher than the current Contract Value. Assume the Contract Owner withdraws $4,800 after the offer date and the Contract Value including the $4,800 withdrawals decreases to $56,500 on the date the offer is accepted. Further assume there are no changes to any other facts that affect the calculation of the offer amount. The amount of the Enhanced Surrender Value offer would be $76,500, $20,000 higher than the Contract Value of $56,500 on the Valuation Day we receive your signed acknowledgement form and full surrender request In Good Order.

EXAMPLE 4

Assume the Lifetime Income Benefit II Payment Base is $100,000, the Contract Value is $120,000, and the Surrender Value is $119,929 because of one month pro-rated rider fee charge. The amount of the Enhanced Surrender Value offer is $120,000, same as the current Contract Value and $71 higher than the current Surrender Value. Assume the Contract Owner accepts the offer 30 days later at which time the Contract Value stays at $120,000 and the Surrender Value has decreased to $119,858 because of one additional month of rider fee. Further assume there are no changes to any other facts that affect the calculation of the offer amount. The amount of the Enhanced Surrender Value offer would be $120,000, $142 higher than the Surrender Value of $119,858 on the Valuation Day we receive your signed acknowledgement form and full surrender request In Good Order.

APP E-4

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The Enhanced Surrender Value Offer is available for a limited time. The Company will provide written notice to you when the program commences and reserves the right to terminate or suspend this program completely or in any state at any time. This program will terminate on a date that we determine in the future. All eligible contract owners will receive prior written notice of this date ("the Offer Termination Date"). After the Offer Termination Date, we may offer different and/or more favorable programs to other Contract Owners. We reserve the right to reject any request to accept the Enhanced Surrender Value Offer. The Enhanced Surrender Value Offer may not be available in all states, through all Financial Intermediaries or for all contracts.

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To obtain a Statement of Additional Information, please complete the form below and mail to:


     Hartford Life Insurance Company/Hartford Life and
     Annuity Insurance Company
     PO Box 14293
     Lexington, KY 40512-4293


Please send a Statement of Additional Information for Series I of The Director M Outlook variable annuity to me at the following address:

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                              Name
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                            Address
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     City/State                                   Zip Code

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                             SEPARATE ACCOUNT THREE

                             THE DIRECTOR M OUTLOOK

This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to:


Hartford Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293



Date of Prospectus: May 1, 2013
Date of Statement of Additional Information: May 1, 2013


TABLE OF CONTENTS


GENERAL INFORMATION                                                            2
  Safekeeping of Assets                                                        2
  Experts                                                                      2
  Non-Participating                                                            2
  Misstatement of Age or Sex                                                   2
  Principal Underwriter                                                        2
  Additional Payments                                                          2
PERFORMANCE RELATED INFORMATION                                                3
  Total Return for all Sub-Accounts                                            4
  Yield for Sub-Accounts                                                       4
  Money Market Sub-Accounts                                                    4
  Additional Materials                                                         4
  Performance Comparisons                                                      5
ACCUMULATION UNIT VALUES                                                       6
FINANCIAL STATEMENTS                                                        SA-1

2

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GENERAL INFORMATION

SAFEKEEPING OF ASSETS

We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS


The statutory-basis financial statements of Hartford Life and Annuity Insurance Company (the "Company") as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report dated April 10, 2013 (which report expresses an unmodified opinion in accordance with accounting practices prescribed and permitted by the Insurance Department of the State of Connecticut), and the statements of assets and liabilities of Hartford Life and Annuity Insurance Company Separate Account Three as of December 31, 2012, and the related statements of operations for each of the periods presented in the year then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated March 28, 2013, which reports are both included in the Statement of Additional Information which is part of the registration statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.


NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. ("HSD"). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.


We currently pay HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2012: $3,828,903; 2011: $4,878,705; and 2010: $6,830,218.


ADDITIONAL PAYMENTS


As stated in the prospectus, we (or our affiliates) pay Additional Payments to Financial Intermediaries. In addition to the Financial Intermediaries listed in the prospectus with whom we have an ongoing contractual arrangement to make Additional Payments, listed below are all Financial Intermediaries that received Additional Payments in excess of $100 in 2012 of items such as sponsorship of meetings, education seminars, and travel and entertainment, whether or not an ongoing contractual relationship exists.



Acument Securities, Inc., Aegis Investments, Inc., Allen & Company of Florida, Inc., Alliance Bank, Allied Beacon Partners, American Century Brokerage, American Funds & Trust, Inc., American Independent Securities Group, American Portfolios Financial Services, Ameriprise Financial Services, Inc., Ameritas Investment Corp., Arvest Asset Management, Ausdal Financial Partners Inc., AXA Advisors, LLC, B.C. Ziegler and Company, BancWest Investment Services, Inc., Bank of the West, Bank Securities Association, Bankers & Investors Co., BB&T Investment Services, Inc., BBVA Compass Investment Solutions, BCG Securities, Inc., Beaconsfield Financial Services, Inc., Benchmark Investments, Inc., Benjamin F. Edwards, Berthel, Fisher & Co. Financial Services, Boenning & Scattergood, Inc., Broker Dealer Financial Svcs Corp., Brown, Lisle & Cummings, Inc., Bruce A. Lefavi Securities, Inc., Cadaret, Grant & Co., Inc., Cambridge Investment Research, Inc., Cantella & Co., Inc., Capital Analysts, Inc., Capital Financial Services Inc., Capital Guardian, LLC, Capital Investment Group, Inc., Capitol Securities Management, Inc., Cary Street Partners, LLC, CCF Investments, Inc., CCO Investment Services Corp., Centaurus Financial, Inc., Center Street Securities, Inc., CFD Investments, Inc., Charles Schwab & Company,

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Inc, Citadel Federal Credit Union, Citigroup Global Markets, Inc., Citizens Bank, Comerica Securities, Commerce Bank, N.A., Commonwealth Financial Network, Consolidated Federal C.U., Coordinated Capital Securities, Inc., CorePlus Federal Credit Union, Crown Capital Securities, LLP, Cuna Brokerage Services, Inc., Cuso Financial Services, LLP., Cutter & Company, Inc., D.A. Davidson & Company, David A. Noyes & Company, Deutsche Bank Securities, Inc., Dominion Investor Services, Inc., Eagle One Investments, LLC, Edward Jones, Emerson Equity, LLC, Equity Services, Inc., ESB Financial, Essex Financial Services, Inc., Essex National Securities, Inc., FCG Advisors, Feltl & Company, Fifth Third Bank, Fifth Third Securities, Financial Network Investment Corp., Financial Telesis, Inc., First Allied Securities, First Citizens Bank, First Citizens Bank & Trust Co., First Citizens Investor Services, First Heartland Capital, Inc., First Interstate Bank, First Midwest Securities, First Tennessee Bank, First Tennessee Brokerage, Inc., First Western Advisors, FNIC F.I.D. Div., Folger Nolan Fleming Douglas, Foresters Equity Services, Inc., Frost Brokerage Services Inc., Frost National Bank, FSC Securities Corporation, FSIC, Fulcrum Securities, Inc., Geneos Wealth Management, Inc., Genworth Financial Securities Corp., Gilford Securities, Inc., Girard Securities, Inc., Greycourt & Company, GWN Securities, Inc., H. Beck, Inc., H. D. Vest Investment Services, Harbour Financial Services, Harbour Investments, Inc., Harris Investor Services, Inc., Harris Investors, Harvest Capital LLC, HBW Securities, LLC, Hefren - Tillotson Masterplan, Heim Young & Associates, Inc., Hightower Securities LLC, Hornor, Townsend & Kent, Inc., HSBC Bank USA, National Association, HSBC Securities
(USA) Inc., Huntington Valley Bank, Huntleigh Securities Corp., Independent Financial Group, LLC, Infinex Investment, Inc., ING Financial Advisors, LLC, ING Financial Partners, Invesco, INVEST Financial Corporation, Investacorp, Inc., Investment Centers of America, Investment Professionals, Inc., Investors Capital Corp., J.J.B. Hilliard, W.L. Lyons LLC, J. P. Turner & Company, LLC, J.W. Cole Financial, Inc., Janney Montgomery Scott, Inc., JHS Capital Advisors, Inc., Kern Schools Federal Credit Union, KeyBank, NA, Key Investment Services, LLC., KMS Financial Services, Inc., Kovack Securities, Inc., L.O. Thomas & Company, Lara, Shull & May, LTD, Larimer Capital Corporation, LaSalle Street Securities, Inc., Legacy Asset Securities, Inc., Legend Equities Corporation, Leigh Baldwin & Co., LLC, Liberty Group, LLC, Lincoln Financial Advisors Corp., Lincoln Financial Dist., Inc., Lincoln Financial Securities, Lincoln Investment Planning, Inc., Linsco / Private Ledger / Bank Div., LPL Financial Corporation, LPL Financial Services, M & T Bank, M & T Securities, Inc., Merrill Lynch, Inc., MetLife Securities, Inc., MidAmerica Financial Services, Inc., MidWest One Bank, Money Concepts Capital Corp., Morgan Keegan & Co., Inc., Morgan Keegan FID Division, Morgan Stanley Smith Barney, Multi-Financial Securities Corp., National Planning Corporation, National Securities Corp., Navy Federal Brokerage Services, Navy Federal Credit Union, Neidiger, Tucker, Bruner, Inc., New England Securities Corp., Newbridge Securities Corp., Next Financial Group, Inc., NFP Securities, Inc., Northern Trust, N.A., Northwestern Mutual Inv. Services, O.N. Equity Sales Co., OFG Financial Services, Inc., OneAmerica Securities, Inc., Oppenheimer & Co., Inc., Packerland Brokerage Services, Inc., Park Avenue Securities, LLC, Patelco Credit Union, Paulson Investment Company Inc., Penrod Financial Group, Peoples Securities, Inc., Peoples United Bank, Pershing, PlanMember Securities Corp., Prime Capital Services, Inc., PrimeVest Financial Services Inc., Princor Financial Service Corp., ProEquities, Inc., Prospera Financial Services, Pruco Securities Corp., Purshe Kaplan Sterling Investment, Putnam Investments, QA3 Financial Corp., Quest Capital Strategies, Inc., Questar Capital Corp., Raymond James Financial Services, Inc., Raymond James & Associates Inc., Raymond James FID Division, RBC Bank, RBC Capital Markets Corp., RBS Citizens, NA, Resource Horizons Group, LLC, Ridgeway & Conger, Inc., RiverStone Wealth Management, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., Sagepoint Financial, Inc., Sammons Securities Company LLC, Sanders Morris Harris, Inc., Scott & Stringfellow, Inc., Securian Financial Services, Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corporation, Signator Investors Inc., Signature Securities Group, SII Investments, Sloan Securities Corp., Sorrento Pacific Financial LLC, Southwest Securities, Inc., Sovereign Bank, Stephens, Inc., Sterne Agee & Leach, Inc., Stifel, Nicolaus & Co., Inc., Stockcross Financial Services, Inc., Summit Bank, Summit Brokerage Services Inc., Sunset Financial Services, Inc., SunTrust Investment Services, Inc., Symetra Investment Services, Inc., Synovus Securities, TD Ameritrade, Inc., TFS Securities, Inc., The Capital Group Securities, Inc., The Huntington Investment Co., The Leaders Group, Inc., Tower Square Securities, Inc., Transamerica Financial Advisor, Triad Advisors, Inc., TrustCore Investments, Inc., Trustmont Financial Group, Inc., UBS Financial Services, Inc., UCB Investment Services, Inc., Union Bank & Trust, Union Bank of California, NA, UnionBanc Investment Services, United Brokerage Services, Inc., United Community Bank, United Planners Financial Services of America, US Bancorp FID, US Bancorp Investments, US Bank, NA, VALIC Financial Advisors, Inc., Valmark Securities, VanDerbilt Securities, LLC, VSR Financial Services, Inc., Waddell & Reed, Inc., Walnut Street Securities, Inc., Wayne Hummer Investments, LLC, Webster Bank, N.A., Wedbush Morgan Securities, Inc., Wells Fargo Adv. Financial Network LLC, Wells Fargo Advisors, LLC, Wells Fargo Advisors, LLC ISG, Wells Fargo Ins. Services Inv. Adv., WesBanco Securities, Inc., WFG Investments, Inc., William C. Burnside & Company, Woodbury Financial Services, Inc., World Equity Group, Inc. and WRP Investments, Inc.


PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

4

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TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the later of the date of the inception of the Sub-Account or Separate Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, we use a hypothetical initial premium payment of $1,000.00 and deduct for the Total Annual Fund Operating Expenses, any Sales Charge, Separate Account Annual Expenses without any optional charge deductions and the Annual Maintenance Fee.

The formula we use to calculate standardized total return is P(1+T) TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund or for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

The formula we use to calculate yield is: YIELD = 2[(a - b/cd +1) TO THE POWER OF 6 - 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A -
B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

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PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

6

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ACCUMULATION UNIT VALUES

The following information should be read in conjunction with the financial statements for the Separate Account included in this Statement of Additional Information.

There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. There are two tables below reflecting the Accumulation Unit Values for Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company. The tables show all classes of Accumulation Unit Values corresponding to all combinations of optional benefits. Tables showing only the highest and lowest possible Accumulation Unit Value appear in the prospectus, which assumes you select either no optional benefits or all optional benefits.


HARTFORD LIFE AND ANNUITY INSURANCE COMPANY



                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH
 STRATEGY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.748          $11.266          $10.379           $8.474
  Accumulation Unit Value at end of
   period                                  $11.992          $10.748          $11.266          $10.379
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,091            1,416            1,815            2,221
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.602          $11.135          $10.279           $8.409
  Accumulation Unit Value at end of
   period                                  $11.806          $10.602          $11.135          $10.279
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   94              165              191              210
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $10.530          $11.070          $10.229           $8.377
  Accumulation Unit Value at end of
   period                                  $11.714          $10.530          $11.070          $10.229
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  183              237              228              254
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.387          $10.942          $10.131           $8.313
  Accumulation Unit Value at end of
   period                                  $11.532          $10.387          $10.942          $10.131
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  787            1,033            1,560            2,090
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.387          $10.942          $10.131           $8.313
  Accumulation Unit Value at end of
   period                                  $11.532          $10.387          $10.942          $10.131
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  787            1,033            1,560            2,090
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.027          $13.758          $12.770          $10.505
  Accumulation Unit Value at end of
   period                                  $14.427          $13.027          $13.758          $12.770
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   28                9                1                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.176          $10.752           $9.985           $8.218
  Accumulation Unit Value at end of
   period                                  $11.264          $10.176          $10.752           $9.985
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   51               61               79               67
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.907          $13.671          $12.728          $10.502
  Accumulation Unit Value at end of
   period                                  $14.251          $12.907          $13.671          $12.728
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -               13                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH
 STRATEGY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.337          $11.910          $10.638           $9.737
  Accumulation Unit Value at end of
   period                                   $8.474          $12.337          $11.910          $10.638
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,561            1,977              838              136
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.268          $11.866          $10.621           $9.734
  Accumulation Unit Value at end of
   period                                   $8.409          $12.268          $11.866          $10.621
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  262              289              231              104
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $12.233          $11.844          $10.612           $9.732
  Accumulation Unit Value at end of
   period                                   $8.377          $12.233          $11.844          $10.612
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  345              294              129                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.164          $11.801          $10.594           $9.729
  Accumulation Unit Value at end of
   period                                   $8.313          $12.164          $11.801          $10.594
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,461            1,907            1,080              384
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.164          $11.801          $10.594           $9.729
  Accumulation Unit Value at end of
   period                                   $8.313          $12.164          $11.801          $10.594
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,461            1,907            1,080              384
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.060          $11.736          $10.567           $9.724
  Accumulation Unit Value at end of
   period                                   $8.218          $12.060          $11.736          $10.567
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   73               78               51                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $6.627           $8.021           $7.238           $5.282
  Accumulation Unit Value at end of
   period                                   $7.516           $6.627           $8.021           $7.238
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  345              497              575              613
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $6.571           $7.968           $7.205           $5.268
  Accumulation Unit Value at end of
   period                                   $7.437           $6.571           $7.968           $7.205
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   27               31               36               66
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $6.542           $7.942           $7.188           $5.262
  Accumulation Unit Value at end of
   period                                   $7.397           $6.542           $7.942           $7.188
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  118              115              129              164
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $6.487           $7.890           $7.156           $5.248
  Accumulation Unit Value at end of
   period                                   $7.320           $6.487           $7.890           $7.156
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  166              222              342              448
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $6.487           $7.890           $7.156           $5.248
  Accumulation Unit Value at end of
   period                                   $7.320           $6.487           $7.890           $7.156
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  166              222              342              448
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.164          $16.052          $14.594          $10.731
  Accumulation Unit Value at end of
   period                                  $14.817          $13.164          $16.052          $14.594
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   10                8                1                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $6.404           $7.813           $7.107           $5.228
  Accumulation Unit Value at end of
   period                                   $7.205           $6.404           $7.813           $7.107
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   27               33               37               44
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.042          $15.952          $14.546          $10.728
  Accumulation Unit Value at end of
   period                                  $14.637          $13.042          $15.952          $14.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $7.545           $9.517           $9.272           $7.012
  Accumulation Unit Value at end of
   period                                   $8.479           $7.545           $9.517           $9.272
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,134            4,896            5,216            5,545
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $7.443           $9.406           $9.182           $6.958
  Accumulation Unit Value at end of
   period                                   $8.348           $7.443           $9.406           $9.182
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  547              664              761              902
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $7.392           $9.351           $9.138           $6.932
  Accumulation Unit Value at end of
   period                                   $8.282           $7.392           $9.351           $9.138
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  756              800              719              758

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.517          $10.365                -                -
  Accumulation Unit Value at end of
   period                                   $5.282          $10.517                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  518               35                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.511          $10.362                -                -
  Accumulation Unit Value at end of
   period                                   $5.268          $10.511                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   30                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $10.508          $10.360                -                -
  Accumulation Unit Value at end of
   period                                   $5.262          $10.508                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  231               49                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.502          $10.357                -                -
  Accumulation Unit Value at end of
   period                                   $5.248          $10.502                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  386               35                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.502          $10.357                -                -
  Accumulation Unit Value at end of
   period                                   $5.248          $10.502                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  386               35                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.493          $10.353                -                -
  Accumulation Unit Value at end of
   period                                   $5.228          $10.493                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   57                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.252          $14.678          $11.038           $9.315
  Accumulation Unit Value at end of
   period                                   $7.012          $15.252          $14.678          $11.038
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,259            5,796            3,145              706
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $15.165          $14.624          $11.020           $9.312
  Accumulation Unit Value at end of
   period                                   $6.958          $15.165          $14.624          $11.020
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,049              986              874              410
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $15.122          $14.597          $11.011           $9.310
  Accumulation Unit Value at end of
   period                                   $6.932          $15.122          $14.597          $11.011
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  886              723              562               82

8

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $7.291           $9.243           $9.050           $6.879
  Accumulation Unit Value at end of
   period                                   $8.153           $7.291           $9.243           $9.050
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,589            2,956            3,396            3,807
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $7.291           $9.243           $9.050           $6.879
  Accumulation Unit Value at end of
   period                                   $8.153           $7.291           $9.243           $9.050
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,589            2,956            3,396            3,807
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.162          $14.185          $13.923          $10.609
  Accumulation Unit Value at end of
   period                                  $12.450          $11.162          $14.185          $13.923
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   67               50               21                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $7.143           $9.082           $8.920           $6.800
  Accumulation Unit Value at end of
   period                                   $7.964           $7.143           $9.082           $8.920
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  370              417              453              500
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.059          $14.096          $13.878          $10.606
  Accumulation Unit Value at end of
   period                                  $12.298          $11.059          $14.096          $13.878
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   13               12                3                -
ALLIANCEBERNSTEIN VPS SMALL/MID CAP
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.778          $13.098          $10.514           $7.488
  Accumulation Unit Value at end of
   period                                  $13.733          $11.778          $13.098          $10.514
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  474              602              724              656
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.618          $12.946          $10.412           $7.431
  Accumulation Unit Value at end of
   period                                  $13.519          $11.618          $12.946          $10.412
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   58               67               85               83
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.539          $12.870          $10.362           $7.403
  Accumulation Unit Value at end of
   period                                  $13.413          $11.539          $12.870          $10.362
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  110              139              147               94
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.383          $12.721          $10.262           $7.346
  Accumulation Unit Value at end of
   period                                  $13.205          $11.383          $12.721          $10.262
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  191              263              381              412
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.383          $12.721          $10.262           $7.346
  Accumulation Unit Value at end of
   period                                  $13.205          $11.383          $12.721          $10.262
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  191              263              381              412

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $15.037          $14.544          $10.992           $9.307
  Accumulation Unit Value at end of
   period                                   $6.879          $15.037          $14.544          $10.992
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,411            4,488            3,836            1,938
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.037          $14.544          $10.992           $9.307
  Accumulation Unit Value at end of
   period                                   $6.879          $15.037          $14.544          $10.992
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,411            4,488            3,836            1,938
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.910          $14.464          $10.964           $9.302
  Accumulation Unit Value at end of
   period                                   $6.800          $14.910          $14.464          $10.964
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  568              525              539              220
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS SMALL/MID CAP
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.843          $11.853          $10.546           $9.413
  Accumulation Unit Value at end of
   period                                   $7.488          $11.843          $11.853          $10.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  795              878              369               83
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.776          $11.809          $10.528           $9.409
  Accumulation Unit Value at end of
   period                                   $7.431          $11.776          $11.809          $10.528
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   92               84               61               21
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.742          $11.787          $10.520           $9.408
  Accumulation Unit Value at end of
   period                                   $7.403          $11.742          $11.787          $10.520
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   90              111               58                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.676          $11.744          $10.502           $9.405
  Accumulation Unit Value at end of
   period                                   $7.346          $11.676          $11.744          $10.502
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  441              582              367              170
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.676          $11.744          $10.502           $9.405
  Accumulation Unit Value at end of
   period                                   $7.346          $11.676          $11.744          $10.502
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  441              582              367              170

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.792          $18.813          $15.215          $10.919
  Accumulation Unit Value at end of
   period                                  $19.432          $16.792          $18.813          $15.215
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   19               17                9                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.151          $12.500          $10.114           $7.262
  Accumulation Unit Value at end of
   period                                  $12.898          $11.151          $12.500          $10.114
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   39               58               79               79
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.637          $18.696          $15.165          $10.916
  Accumulation Unit Value at end of
   period                                  $19.195          $16.637          $18.696          $15.165
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.302           $8.767           $7.995           $6.712
  Accumulation Unit Value at end of
   period                                   $9.440           $8.302           $8.767           $7.995
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,881            2,572            3,029            3,181
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $8.189           $8.665           $7.918           $6.661
  Accumulation Unit Value at end of
   period                                   $9.293           $8.189           $8.665           $7.918
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  254              336              423              502
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $8.133           $8.614           $7.880           $6.635
  Accumulation Unit Value at end of
   period                                   $9.220           $8.133           $8.614           $7.880
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  344              410              403              425
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $8.022           $8.514           $7.804           $6.584
  Accumulation Unit Value at end of
   period                                   $9.077           $8.022           $8.514           $7.804
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,173            1,532            1,928            2,162
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $8.022           $8.514           $7.804           $6.584
  Accumulation Unit Value at end of
   period                                   $9.077           $8.022           $8.514           $7.804
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,173            1,532            1,928            2,162
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.598          $13.404          $12.316          $10.418
  Accumulation Unit Value at end of
   period                                  $14.218          $12.598          $13.404          $12.316
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   36               29               14                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $7.860           $8.366           $7.691           $6.509
  Accumulation Unit Value at end of
   period                                   $8.866           $7.860           $8.366           $7.691
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  169              217              250              276

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.577          $11.680          $10.476           $9.400
  Accumulation Unit Value at end of
   period                                   $7.262          $11.577          $11.680          $10.476
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   83               96               65               34
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.562          $12.259          $10.293           $9.626
  Accumulation Unit Value at end of
   period                                   $6.712          $11.562          $12.259          $10.293
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,363            2,773            1,530              395
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.497          $12.214          $10.275           $9.623
  Accumulation Unit Value at end of
   period                                   $6.661          $11.497          $12.214          $10.275
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  562              524              461              234
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.464          $12.192          $10.267           $9.621
  Accumulation Unit Value at end of
   period                                   $6.635          $11.464          $12.192          $10.267
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  450              335              235               52
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.400          $12.147          $10.250           $9.618
  Accumulation Unit Value at end of
   period                                   $6.584          $11.400          $12.147          $10.250
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,387            2,150            1,811              885
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.400          $12.147          $10.250           $9.618
  Accumulation Unit Value at end of
   period                                   $6.584          $11.400          $12.147          $10.250
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,387            2,150            1,811              885
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.303          $12.081          $10.224           $9.613
  Accumulation Unit Value at end of
   period                                   $6.509          $11.303          $12.081          $10.224
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  296              286              239              119

10

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.482          $13.320          $12.276          $10.415
  Accumulation Unit Value at end of
   period                                  $14.045          $12.482          $13.320          $12.276
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8                7                3                -
FIDELITY VIP CONTRAFUND PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.863          $12.399          $10.775           $8.082
  Accumulation Unit Value at end of
   period                                  $13.559          $11.863          $12.399          $10.775
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,252            7,895            9,871           11,211
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.701          $12.255          $10.671           $8.020
  Accumulation Unit Value at end of
   period                                  $13.348          $11.701          $12.255          $10.671
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  562              746            1,061            1,271
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.622          $12.184          $10.620           $7.990
  Accumulation Unit Value at end of
   period                                  $13.243          $11.622          $12.184          $10.620
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,051            1,225            1,230            1,366
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.464          $12.042          $10.518           $7.929
  Accumulation Unit Value at end of
   period                                  $13.037          $11.464          $12.042          $10.518
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,050            3,948            5,262            6,616
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.464          $12.042          $10.518           $7.929
  Accumulation Unit Value at end of
   period                                  $13.037          $11.464          $12.042          $10.518
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,050            3,948            5,262            6,616
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.659          $15.437          $13.516          $10.215
  Accumulation Unit Value at end of
   period                                  $16.630          $14.659          $15.437          $13.516
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  151              107               37               13
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.231          $11.833          $10.366           $7.838
  Accumulation Unit Value at end of
   period                                  $12.734          $11.231          $11.833          $10.366
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  227              318              414              479
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.523          $15.341          $13.472          $10.212
  Accumulation Unit Value at end of
   period                                  $16.427          $14.523          $15.341          $13.472
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                7                2                -
FIDELITY VIP DYNAMIC CAPITAL
 APPRECIATION PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.183           $8.552           $7.365           $5.511
  Accumulation Unit Value at end of
   period                                   $9.845           $8.183           $8.552           $7.365
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   59               55               58               41

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP CONTRAFUND PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.331          $12.414          $11.320           $9.562
  Accumulation Unit Value at end of
   period                                   $8.082          $14.331          $12.414          $11.320
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               12,634           11,162            5,354              748
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.250          $12.369          $11.301           $9.559
  Accumulation Unit Value at end of
   period                                   $8.020          $14.250          $12.369          $11.301
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,380            1,467            1,186              468
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $14.209          $12.346          $11.292           $9.557
  Accumulation Unit Value at end of
   period                                   $7.990          $14.209          $12.346          $11.292
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,551            1,401              779               87
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.129          $12.301          $11.273           $9.554
  Accumulation Unit Value at end of
   period                                   $7.929          $14.129          $12.301          $11.273
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,837            7,943            6,032            2,199
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.129          $12.301          $11.273           $9.554
  Accumulation Unit Value at end of
   period                                   $7.929          $14.129          $12.301          $11.273
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,837            7,943            6,032            2,199
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.009          $12.233          $11.245           $9.549
  Accumulation Unit Value at end of
   period                                   $7.838          $14.009          $12.233          $11.245
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  539              549              512              300
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP DYNAMIC CAPITAL
 APPRECIATION PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.548           $9.642                -                -
  Accumulation Unit Value at end of
   period                                   $5.511           $9.548                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   28                4                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $8.113           $8.496           $7.331           $5.497
  Accumulation Unit Value at end of
   period                                   $9.741           $8.113           $8.496           $7.331
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   11               13               12                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $8.078           $8.468           $7.315           $5.490
  Accumulation Unit Value at end of
   period                                   $9.690           $8.078           $8.468           $7.315
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   57               12                7                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $8.010           $8.413           $7.281           $5.476
  Accumulation Unit Value at end of
   period                                   $9.588           $8.010           $8.413           $7.281
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   58               38               50               89
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $8.010           $8.413           $7.281           $5.476
  Accumulation Unit Value at end of
   period                                   $9.588           $8.010           $8.413           $7.281
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   58               38               50               89
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.320          $16.132          $13.997          $10.553
  Accumulation Unit Value at end of
   period                                  $18.294          $15.320          $16.132          $13.997
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                6                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $7.907           $8.330           $7.232           $5.455
  Accumulation Unit Value at end of
   period                                   $9.437           $7.907           $8.330           $7.232
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   10                2                2                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.179          $16.030          $13.951          $10.550
  Accumulation Unit Value at end of
   period                                  $18.071          $15.179          $16.030          $13.951
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.838           $9.932           $8.782           $6.870
  Accumulation Unit Value at end of
   period                                  $11.333           $9.838           $9.932           $8.782
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,583            2,074            2,482            2,721
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.704           $9.816           $8.697           $6.818
  Accumulation Unit Value at end of
   period                                  $11.157           $9.704           $9.816           $8.697
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  213              286              372              445
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $9.638           $9.759           $8.655           $6.792
  Accumulation Unit Value at end of
   period                                  $11.070           $9.638           $9.759           $8.655
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  405              449              431              444

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.543           $9.639                -                -
  Accumulation Unit Value at end of
   period                                   $5.497           $9.543                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $9.540           $9.637                -                -
  Accumulation Unit Value at end of
   period                                   $5.490           $9.540                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   11                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.535           $9.635                -                -
  Accumulation Unit Value at end of
   period                                   $5.476           $9.535                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   37                2                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.535           $9.635                -                -
  Accumulation Unit Value at end of
   period                                   $5.476           $9.535                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   37                2                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.527           $9.630                -                -
  Accumulation Unit Value at end of
   period                                   $5.455           $9.527                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   13                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.208          $12.249          $10.378           $9.543
  Accumulation Unit Value at end of
   period                                   $6.870          $12.208          $12.249          $10.378
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,956            2,463            1,476              397
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.139          $12.204          $10.361           $9.540
  Accumulation Unit Value at end of
   period                                   $6.818          $12.139          $12.204          $10.361
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  522              524              480              247
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $12.104          $12.181          $10.352           $9.538
  Accumulation Unit Value at end of
   period                                   $6.792          $12.104          $12.181          $10.352
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  480              391              234               72

12

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.507           $9.646           $8.572           $6.740
  Accumulation Unit Value at end of
   period                                  $10.897           $9.507           $9.646           $8.572
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,034            1,344            1,673            1,937
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.507           $9.646           $8.572           $6.740
  Accumulation Unit Value at end of
   period                                  $10.897           $9.507           $9.646           $8.572
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,034            1,344            1,673            1,937
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.349          $14.595          $13.003          $10.249
  Accumulation Unit Value at end of
   period                                  $16.407          $14.349          $14.595          $13.003
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   47               35               13                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.314           $9.478           $8.448           $6.662
  Accumulation Unit Value at end of
   period                                  $10.644           $9.314           $9.478           $8.448
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  150              176              229              262
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.217          $14.504          $12.960          $10.246
  Accumulation Unit Value at end of
   period                                  $16.207          $14.217          $14.504          $12.960
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                5                1                -
FIDELITY VIP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.879          $11.058           $9.072           $7.204
  Accumulation Unit Value at end of
   period                                  $12.249          $10.879          $11.058           $9.072
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  903              747              891            1,007
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.731          $10.930           $8.985           $7.149
  Accumulation Unit Value at end of
   period                                  $12.058          $10.731          $10.930           $8.985
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  107              110              121              155
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $10.658          $10.866           $8.941           $7.121
  Accumulation Unit Value at end of
   period                                  $11.964          $10.658          $10.866           $8.941
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  187              173              115              117
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.513          $10.740           $8.855           $7.067
  Accumulation Unit Value at end of
   period                                  $11.778          $10.513          $10.740           $8.855
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  458              416              608              685
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.513          $10.740           $8.855           $7.067
  Accumulation Unit Value at end of
   period                                  $11.778          $10.513          $10.740           $8.855
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  458              416              608              685
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.877          $15.236          $12.593          $10.075
  Accumulation Unit Value at end of
   period                                  $16.624          $14.877          $15.236          $12.593
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   32               11                1                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.036          $12.137          $10.335           $9.535
  Accumulation Unit Value at end of
   period                                   $6.740          $12.036          $12.137          $10.335
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,183            2,055            1,785              897
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.036          $12.137          $10.335           $9.535
  Accumulation Unit Value at end of
   period                                   $6.740          $12.036          $12.137          $10.335
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,183            2,055            1,785              897
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.934          $12.070          $10.309           $9.530
  Accumulation Unit Value at end of
   period                                   $6.662          $11.934          $12.070          $10.309
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  288              292              276              112
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.892          $11.145          $10.627           $9.553
  Accumulation Unit Value at end of
   period                                   $7.204          $13.892          $11.145          $10.627
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,136            1,140              547               70
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.814          $11.104          $10.609           $9.550
  Accumulation Unit Value at end of
   period                                   $7.149          $13.814          $11.104          $10.609
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  171              157              115               34
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $13.775          $11.084          $10.600           $9.548
  Accumulation Unit Value at end of
   period                                   $7.121          $13.775          $11.084          $10.600
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  269              404               85               11
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.697          $11.043          $10.582           $9.545
  Accumulation Unit Value at end of
   period                                   $7.067          $13.697          $11.043          $10.582
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  739              748              556              171
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.697          $11.043          $10.582           $9.545
  Accumulation Unit Value at end of
   period                                   $7.067          $13.697          $11.043          $10.582
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  739              748              556              171
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.300          $10.554           $8.727           $6.986
  Accumulation Unit Value at end of
   period                                  $11.504          $10.300          $10.554           $8.727
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   57               80               93              110
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.739          $15.140          $12.551          $10.072
  Accumulation Unit Value at end of
   period                                  $16.421          $14.739          $15.140          $12.551
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                3                -                -
FIDELITY VIP MID CAP PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.733          $14.513          $11.470           $8.340
  Accumulation Unit Value at end of
   period                                  $14.355          $12.733          $14.513          $11.470
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,563            1,984            2,421            2,613
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.560          $14.345          $11.359           $8.276
  Accumulation Unit Value at end of
   period                                  $14.132          $12.560          $14.345          $11.359
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  160              219              309              359
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $12.474          $14.261          $11.305           $8.244
  Accumulation Unit Value at end of
   period                                  $14.022          $12.474          $14.261          $11.305
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  286              371              487              380
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.305          $14.096          $11.196           $8.181
  Accumulation Unit Value at end of
   period                                  $13.804          $12.305          $14.096          $11.196
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,015            1,290            1,668            1,972
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.305          $14.096          $11.196           $8.181
  Accumulation Unit Value at end of
   period                                  $13.804          $12.305          $14.096          $11.196
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,015            1,290            1,668            1,972
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.670          $17.996          $14.329          $10.497
  Accumulation Unit Value at end of
   period                                  $17.535          $15.670          $17.996          $14.329
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   67               61               32                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.055          $13.851          $11.034           $8.087
  Accumulation Unit Value at end of
   period                                  $13.483          $12.055          $13.851          $11.034
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  123              172              225              237
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.525          $17.883          $14.282          $10.494
  Accumulation Unit Value at end of
   period                                  $17.321          $15.525          $17.883          $14.282
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    5                6                4                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.581          $10.983          $10.556           $9.540
  Accumulation Unit Value at end of
   period                                   $6.986          $13.581          $10.983          $10.556
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  125              333               81               27
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP MID CAP PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.032          $12.362          $11.176           $9.318
  Accumulation Unit Value at end of
   period                                   $8.340          $14.032          $12.362          $11.176
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,667            2,559            1,641              413
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.953          $12.317          $11.157           $9.314
  Accumulation Unit Value at end of
   period                                   $8.276          $13.953          $12.317          $11.157
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  360              369              332              124
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $13.913          $12.294          $11.148           $9.313
  Accumulation Unit Value at end of
   period                                   $8.244          $13.913          $12.294          $11.148
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  395              392              309               45
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.834          $12.249          $11.129           $9.310
  Accumulation Unit Value at end of
   period                                   $8.181          $13.834          $12.249          $11.129
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,129            2,197            1,850              700
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.834          $12.249          $11.129           $9.310
  Accumulation Unit Value at end of
   period                                   $8.181          $13.834          $12.249          $11.129
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,129            2,197            1,850              700
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.717          $12.182          $11.101           $9.305
  Accumulation Unit Value at end of
   period                                   $8.087          $13.717          $12.182          $11.101
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  255              268              516              319
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

14

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
FIDELITY VIP VALUE STRATEGIES
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.168          $11.359           $9.136           $5.907
  Accumulation Unit Value at end of
   period                                  $12.715          $10.168          $11.359           $9.136
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  225              187              272              296
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.030          $11.227           $9.048           $5.862
  Accumulation Unit Value at end of
   period                                  $12.517          $10.030          $11.227           $9.048
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   11               22               48               47
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $9.961          $11.161           $9.004           $5.839
  Accumulation Unit Value at end of
   period                                  $12.419           $9.961          $11.161           $9.004
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   70               66              126              160
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.826          $11.032           $8.917           $5.795
  Accumulation Unit Value at end of
   period                                  $12.226           $9.826          $11.032           $8.917
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  173              215              397              410
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.826          $11.032           $8.917           $5.795
  Accumulation Unit Value at end of
   period                                  $12.226           $9.826          $11.032           $8.917
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  173              215              397              410
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $18.079          $20.349          $16.489          $10.742
  Accumulation Unit Value at end of
   period                                  $22.439          $18.079          $20.349          $16.489
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   11                7                3                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.626          $10.840           $8.788           $5.728
  Accumulation Unit Value at end of
   period                                  $11.942           $9.626          $10.840           $8.788
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   29               31               39               33
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.912          $20.221          $16.435          $10.739
  Accumulation Unit Value at end of
   period                                  $22.165          $17.912          $20.221          $16.435
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD BALANCED HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.126           $5.114           $4.634           $3.614
  Accumulation Unit Value at end of
   period                                   $5.651           $5.126           $5.114           $4.634
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,400            1,625            1,892            1,799
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $5.030           $5.028           $4.566           $3.568
  Accumulation Unit Value at end of
   period                                   $5.535           $5.030           $5.028           $4.566
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  227              250              272              219
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.164           $1.165           $1.059           $0.828
  Accumulation Unit Value at end of
   period                                   $1.280           $1.164           $1.165           $1.059
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,513            1,757            1,576            1,186

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
FIDELITY VIP VALUE STRATEGIES
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.322          $11.874          $10.401           $8.953
  Accumulation Unit Value at end of
   period                                   $5.907          $12.322          $11.874          $10.401
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  291              310               65               16
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.252          $11.831          $10.384           $8.950
  Accumulation Unit Value at end of
   period                                   $5.862          $12.252          $11.831          $10.384
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   19               24               17                9
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $12.217          $11.809          $10.375           $8.948
  Accumulation Unit Value at end of
   period                                   $5.839          $12.217          $11.809          $10.375
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   33               89               16                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.148          $11.766          $10.358           $8.945
  Accumulation Unit Value at end of
   period                                   $5.795          $12.148          $11.766          $10.358
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  372              369              281              158
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.148          $11.766          $10.358           $8.945
  Accumulation Unit Value at end of
   period                                   $5.795          $12.148          $11.766          $10.358
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  372              369              281              158
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.045          $11.701          $10.332           $8.940
  Accumulation Unit Value at end of
   period                                   $5.728          $12.045          $11.701          $10.332
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   29               69               12                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD BALANCED HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.372           $5.119           $4.699           $4.355
  Accumulation Unit Value at end of
   period                                   $3.614           $5.372           $5.119           $4.699
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,813            1,621            1,207              380
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $5.314           $5.074           $4.667           $4.331
  Accumulation Unit Value at end of
   period                                   $3.568           $5.314           $5.074           $4.667
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  247              222              206              109
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.235           $1.180           $1.087           $1.009
  Accumulation Unit Value at end of
   period                                   $0.828           $1.235           $1.180           $1.087
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,156              851              676              126

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.142           $1.145           $1.043           $0.818
  Accumulation Unit Value at end of
   period                                   $1.253           $1.142           $1.145           $1.043
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,004            5,252            7,128            6,125
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.142           $1.145           $1.043           $0.818
  Accumulation Unit Value at end of
   period                                   $1.253           $1.142           $1.145           $1.043
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,004            5,252            7,128            6,125
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.366          $14.439          $13.183          $10.359
  Accumulation Unit Value at end of
   period                                  $15.719          $14.366          $14.439          $13.183
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   64               34               18                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.125           $1.131           $1.033           $0.812
  Accumulation Unit Value at end of
   period                                   $1.230           $1.125           $1.131           $1.033
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  542              429              650              551
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.233          $14.349          $13.139          $10.356
  Accumulation Unit Value at end of
   period                                  $15.527          $14.233          $14.349          $13.139
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                3                -                -
HARTFORD CAPITAL APPRECIATION HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.584          $12.140          $10.588           $7.386
  Accumulation Unit Value at end of
   period                                  $12.327          $10.584          $12.140          $10.588
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,058            1,404            1,743            1,492
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.516          $12.085          $10.562           $7.382
  Accumulation Unit Value at end of
   period                                  $12.222          $10.516          $12.085          $10.562
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  122              126              206              252
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $10.482          $12.058          $10.549           $7.381
  Accumulation Unit Value at end of
   period                                  $12.170          $10.482          $12.058          $10.549
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  272              327              289              274
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.414          $12.004          $10.522           $7.377
  Accumulation Unit Value at end of
   period                                  $12.067          $10.414          $12.004          $10.522
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  747            1,020            1,398            1,351
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.414          $12.004          $10.522           $7.377
  Accumulation Unit Value at end of
   period                                  $12.067          $10.414          $12.004          $10.522
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  747            1,020            1,398            1,351
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.630          $16.907          $14.857          $10.442
  Accumulation Unit Value at end of
   period                                  $16.912          $14.630          $16.907          $14.857
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   47               48               35                8

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.222           $1.170           $1.079           $1.003
  Accumulation Unit Value at end of
   period                                   $0.818           $1.222           $1.170           $1.079
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,599            7,748            5,626            3,125
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.222           $1.170           $1.079           $1.003
  Accumulation Unit Value at end of
   period                                   $0.818           $1.222           $1.170           $1.079
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,599            7,748            5,626            3,125
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.217           $1.169           $1.082           $1.008
  Accumulation Unit Value at end of
   period                                   $0.812           $1.217           $1.169           $1.082
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  615              719              611              334
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD CAPITAL APPRECIATION HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $7.517                -                -                -
  Accumulation Unit Value at end of
   period                                   $7.386                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  199                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $7.516                -                -                -
  Accumulation Unit Value at end of
   period                                   $7.382                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   31                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $7.515                -                -                -
  Accumulation Unit Value at end of
   period                                   $7.381                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $7.513                -                -                -
  Accumulation Unit Value at end of
   period                                   $7.377                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  171                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $7.513                -                -                -
  Accumulation Unit Value at end of
   period                                   $7.377                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  171                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

16

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.313          $11.923          $10.483           $7.371
  Accumulation Unit Value at end of
   period                                  $11.914          $10.313          $11.923          $10.483
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  108              134               97              117
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.495          $16.801          $14.808          $10.439
  Accumulation Unit Value at end of
   period                                  $16.705          $14.495          $16.801          $14.808
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                6                1                -
HARTFORD DISCIPLINED EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.267           $1.272           $1.134           $0.917
  Accumulation Unit Value at end of
   period                                   $1.466           $1.267           $1.272           $1.134
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               34,097           41,926           54,187           63,590
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.243           $1.251           $1.117           $0.905
  Accumulation Unit Value at end of
   period                                   $1.436           $1.243           $1.251           $1.117
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,146            8,237           11,171           13,927
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $10.633          $10.714           $9.574           $7.766
  Accumulation Unit Value at end of
   period                                  $12.272          $10.633          $10.714           $9.574
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  808              880              911              931
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.106           $1.117           $1.000           $0.813
  Accumulation Unit Value at end of
   period                                   $1.274           $1.106           $1.117           $1.000
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               28,468           37,380           50,669           60,387
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.106           $1.117           $1.000           $0.813
  Accumulation Unit Value at end of
   period                                   $1.274           $1.106           $1.117           $1.000
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               28,468           37,380           50,669           60,387
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.082          $14.253          $12.795          $10.425
  Accumulation Unit Value at end of
   period                                  $16.179          $14.082          $14.253          $12.795
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  123               98               30                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.009           $1.022           $0.918           $0.748
  Accumulation Unit Value at end of
   period                                   $1.159           $1.009           $1.022           $0.918
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,939            6,184            7,764            9,023
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.952          $14.164          $12.753          $10.422
  Accumulation Unit Value at end of
   period                                  $15.982          $13.952          $14.164          $12.753
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   28               19                2                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $7.510                -                -                -
  Accumulation Unit Value at end of
   period                                   $7.371                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   24                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD DISCIPLINED EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.485           $1.393           $1.259           $1.157
  Accumulation Unit Value at end of
   period                                   $0.917           $1.485           $1.393           $1.259
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               69,767           81,084           55,296           12,076
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.469           $1.381           $1.250           $1.151
  Accumulation Unit Value at end of
   period                                   $0.905           $1.469           $1.381           $1.250
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               16,413           18,130           16,884            7,910
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $12.618          $11.870          $10.758           $9.910
  Accumulation Unit Value at end of
   period                                   $7.766          $12.618          $11.870          $10.758
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,090            1,208              861              158
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.323           $1.247           $1.133           $1.045
  Accumulation Unit Value at end of
   period                                   $0.813           $1.323           $1.247           $1.133
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               67,581           77,374           69,351           31,148
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.323           $1.247           $1.133           $1.045
  Accumulation Unit Value at end of
   period                                   $0.813           $1.323           $1.247           $1.133
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               67,581           77,374           69,351           31,148
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.222           $1.155           $1.052           $0.972
  Accumulation Unit Value at end of
   period                                   $0.748           $1.222           $1.155           $1.052
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                9,998           11,291           10,039            4,391
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $3.688           $3.698           $3.320           $2.706
  Accumulation Unit Value at end of
   period                                   $4.122           $3.688           $3.698           $3.320
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               20,335           25,103           28,731           31,727
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $3.619           $3.637           $3.271           $2.671
  Accumulation Unit Value at end of
   period                                   $4.037           $3.619           $3.637           $3.271
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,450            1,903            2,353            2,872
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.452           $1.460           $1.315           $1.075
  Accumulation Unit Value at end of
   period                                   $1.618           $1.452           $1.460           $1.315
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                9,341            9,938            9,446            9,831
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.425           $1.436           $1.295           $1.061
  Accumulation Unit Value at end of
   period                                   $1.585           $1.425           $1.436           $1.295
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               23,437           30,353           36,606           44,297
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.425           $1.436           $1.295           $1.061
  Accumulation Unit Value at end of
   period                                   $1.585           $1.425           $1.436           $1.295
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               23,437           30,353           36,606           44,297
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.781          $13.926          $12.594          $10.341
  Accumulation Unit Value at end of
   period                                  $15.291          $13.781          $13.926          $12.594
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  214              161               47               18
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.403           $1.418           $1.283           $1.054
  Accumulation Unit Value at end of
   period                                   $1.556           $1.403           $1.418           $1.283
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,592            3,764            3,214            3,670
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.654          $13.839          $12.552          $10.338
  Accumulation Unit Value at end of
   period                                  $15.104          $13.654          $13.839          $12.552
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   24               19                6                -
HARTFORD GLOBAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.511           $1.783           $1.586           $1.188
  Accumulation Unit Value at end of
   period                                   $1.835           $1.511           $1.783           $1.586
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  852            1,063            1,522            1,875
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.483           $1.753           $1.563           $1.173
  Accumulation Unit Value at end of
   period                                   $1.797           $1.483           $1.753           $1.563
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   67               98              105              103

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $4.069           $3.819           $3.224           $3.001
  Accumulation Unit Value at end of
   period                                   $2.706           $4.069           $3.819           $3.224
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               34,462           30,091           13,978            2,160
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $4.025           $3.786           $3.202           $2.984
  Accumulation Unit Value at end of
   period                                   $2.671           $4.025           $3.786           $3.202
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,147            2,961            2,315            1,003
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.621           $1.526           $1.292           $1.205
  Accumulation Unit Value at end of
   period                                   $1.075           $1.621           $1.526           $1.292
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               10,707           10,488            6,480            1,009
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.604           $1.513           $1.284           $1.199
  Accumulation Unit Value at end of
   period                                   $1.061           $1.604           $1.513           $1.284
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               50,277           46,380           33,300           11,903
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.604           $1.513           $1.284           $1.199
  Accumulation Unit Value at end of
   period                                   $1.061           $1.604           $1.513           $1.284
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               50,277           46,380           33,300           11,903
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.598           $1.512           $1.287           $1.204
  Accumulation Unit Value at end of
   period                                   $1.054           $1.598           $1.512           $1.287
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,948            3,791            3,881            2,508
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GLOBAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.539           $2.064           $1.837           $1.628
  Accumulation Unit Value at end of
   period                                   $1.188           $2.539           $2.064           $1.837
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,030            2,183            1,154              292
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $2.512           $2.045           $1.824           $1.619
  Accumulation Unit Value at end of
   period                                   $1.173           $2.512           $2.045           $1.824
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  153              162              108               69

18

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $8.351           $9.884           $8.817           $6.625
  Accumulation Unit Value at end of
   period                                  $10.112           $8.351           $9.884           $8.817
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   57               61               69               87
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.430           $1.696           $1.516           $1.141
  Accumulation Unit Value at end of
   period                                   $1.728           $1.430           $1.696           $1.516
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,028            1,226            1,495            1,705
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.430           $1.696           $1.516           $1.141
  Accumulation Unit Value at end of
   period                                   $1.728           $1.430           $1.696           $1.516
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,028            1,226            1,495            1,705
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.104          $15.580          $13.961          $10.537
  Accumulation Unit Value at end of
   period                                  $15.796          $13.104          $15.580          $13.961
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    9                6                1                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $0.979           $1.165           $1.044           $0.788
  Accumulation Unit Value at end of
   period                                   $1.180           $0.979           $1.165           $1.044
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  165              197              300              380
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.983          $15.482          $13.915          $10.534
  Accumulation Unit Value at end of
   period                                  $15.603          $12.983          $15.482          $13.915
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                1                -                -
HARTFORD GLOBAL RESEARCH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.768           $9.821           $8.602           $6.150
  Accumulation Unit Value at end of
   period                                  $10.216           $8.768           $9.821           $8.602
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   32               29               28               64
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $8.701           $9.766           $8.571           $6.140
  Accumulation Unit Value at end of
   period                                  $10.118           $8.701           $9.766           $8.571
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3               11               10                1
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $8.668           $9.738           $8.555           $6.135
  Accumulation Unit Value at end of
   period                                  $10.069           $8.668           $9.738           $8.555
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   26               11               24               26
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $8.601           $9.683           $8.524           $6.125
  Accumulation Unit Value at end of
   period                                   $9.972           $8.601           $9.683           $8.524
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   15               11               14               19
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $8.601           $9.683           $8.524           $6.125
  Accumulation Unit Value at end of
   period                                   $9.972           $8.601           $9.683           $8.524
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   15               11               14               19

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $14.203          $11.576          $10.336           $9.180
  Accumulation Unit Value at end of
   period                                   $6.625          $14.203          $11.576          $10.336
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  188              238               42                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $2.451           $2.002           $1.791           $1.593
  Accumulation Unit Value at end of
   period                                   $1.141           $2.451           $2.002           $1.791
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,894            2,175            1,442              568
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $2.451           $2.002           $1.791           $1.593
  Accumulation Unit Value at end of
   period                                   $1.141           $2.451           $2.002           $1.791
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,894            2,175            1,442              568
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.699           $1.391           $1.249           $1.113
  Accumulation Unit Value at end of
   period                                   $0.788           $1.699           $1.391           $1.249
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  470            1,436              379               84
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GLOBAL RESEARCH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.478                -                -                -
  Accumulation Unit Value at end of
   period                                   $6.150                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    9                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.474                -                -                -
  Accumulation Unit Value at end of
   period                                   $6.140                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $10.473                -                -                -
  Accumulation Unit Value at end of
   period                                   $6.135                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   13                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.469                -                -                -
  Accumulation Unit Value at end of
   period                                   $6.125                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   13                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.469                -                -                -
  Accumulation Unit Value at end of
   period                                   $6.125                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   13                -                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.606          $16.484          $14.547          $10.479
  Accumulation Unit Value at end of
   period                                  $16.891          $14.606          $16.484          $14.547
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    4                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $8.503           $9.601           $8.477           $6.109
  Accumulation Unit Value at end of
   period                                   $9.828           $8.503           $9.601           $8.477
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                5                6                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.471          $16.381          $14.499          $10.476
  Accumulation Unit Value at end of
   period                                  $16.685          $14.471          $16.381          $14.499
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.203           $1.343           $1.143           $0.865
  Accumulation Unit Value at end of
   period                                   $1.402           $1.203           $1.343           $1.143
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,535            6,641            7,846            5,030
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.181           $1.320           $1.126           $0.854
  Accumulation Unit Value at end of
   period                                   $1.373           $1.181           $1.320           $1.126
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  438              642              797              587
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.170           $1.309           $1.118           $0.849
  Accumulation Unit Value at end of
   period                                   $1.359           $1.170           $1.309           $1.118
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  672              877            1,008              588
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.148           $1.288           $1.102           $0.838
  Accumulation Unit Value at end of
   period                                   $1.331           $1.148           $1.288           $1.102
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,207            3,949            5,337            2,959
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.148           $1.288           $1.102           $0.838
  Accumulation Unit Value at end of
   period                                   $1.331           $1.148           $1.288           $1.102
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,207            3,949            5,337            2,959
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.145          $15.905          $13.641          $10.403
  Accumulation Unit Value at end of
   period                                  $16.361          $14.145          $15.905          $13.641
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   19               19                8                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.130           $1.272           $1.091           $0.833
  Accumulation Unit Value at end of
   period                                   $1.307           $1.130           $1.272           $1.091
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  263              305              428              252
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.014          $15.805          $13.596          $10.400
  Accumulation Unit Value at end of
   period                                  $16.161          $14.014          $15.805          $13.596
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.464                -                -                -
  Accumulation Unit Value at end of
   period                                   $6.109                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.510           $1.314           $1.277           $1.135
  Accumulation Unit Value at end of
   period                                   $0.865           $1.510           $1.314           $1.277
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                5,664            4,802            2,764              992
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.494           $1.303           $1.268           $1.129
  Accumulation Unit Value at end of
   period                                   $0.854           $1.494           $1.303           $1.268
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  694              642              565              335
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.486           $1.297           $1.264           $1.126
  Accumulation Unit Value at end of
   period                                   $0.849           $1.486           $1.297           $1.264
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  834              779              334              125
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.470           $1.286           $1.255           $1.119
  Accumulation Unit Value at end of
   period                                   $0.838           $1.470           $1.286           $1.255
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,260            3,223            3,395            1,850
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.470           $1.286           $1.255           $1.119
  Accumulation Unit Value at end of
   period                                   $0.838           $1.470           $1.286           $1.255
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,260            3,223            3,395            1,850
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.465           $1.285           $1.258           $1.125
  Accumulation Unit Value at end of
   period                                   $0.833           $1.465           $1.285           $1.258
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  300              280              191               86
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

20

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.426           $1.590           $1.374           $1.077
  Accumulation Unit Value at end of
   period                                   $1.780           $1.426           $1.590           $1.374
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                9,995           12,951           15,691           19,293
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.399           $1.563           $1.354           $1.063
  Accumulation Unit Value at end of
   period                                   $1.743           $1.399           $1.563           $1.354
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,002            1,507            1,844            2,244
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $14.288          $15.980          $13.853          $10.894
  Accumulation Unit Value at end of
   period                                  $17.785          $14.288          $15.980          $13.853
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  258              234              197              196
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.360           $1.524           $1.324           $1.043
  Accumulation Unit Value at end of
   period                                   $1.690           $1.360           $1.524           $1.324
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,913           10,489           13,035           16,194
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.360           $1.524           $1.324           $1.043
  Accumulation Unit Value at end of
   period                                   $1.690           $1.360           $1.524           $1.324
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,913           10,489           13,035           16,194
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.644          $15.328          $13.348          $10.544
  Accumulation Unit Value at end of
   period                                  $16.906          $13.644          $15.328          $13.348
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  101               74               34                8
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.375           $1.545           $1.346           $1.064
  Accumulation Unit Value at end of
   period                                   $1.703           $1.375           $1.545           $1.346
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  648              695              966            1,275
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.518          $15.232          $13.304          $10.541
  Accumulation Unit Value at end of
   period                                  $16.700          $13.518          $15.232          $13.304
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                -                -                -
HARTFORD HIGH YIELD HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.804           $1.751           $1.532           $1.035
  Accumulation Unit Value at end of
   period                                   $2.030           $1.804           $1.751           $1.532
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               10,367           11,999           13,633           11,023
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.770           $1.722           $1.509           $1.021
  Accumulation Unit Value at end of
   period                                   $1.988           $1.770           $1.722           $1.509
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  894            1,245            1,362            2,032

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.014           $1.579           $1.432           $1.148
  Accumulation Unit Value at end of
   period                                   $1.077           $2.014           $1.579           $1.432
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               21,437           16,275            6,715            1,702
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.993           $1.565           $1.422           $1.142
  Accumulation Unit Value at end of
   period                                   $1.063           $1.993           $1.565           $1.422
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,444            1,952            1,064              235
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $20.435          $16.063          $14.611          $11.742
  Accumulation Unit Value at end of
   period                                  $10.894          $20.435          $16.063          $14.611
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  365              424               83               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.961           $1.544           $1.408           $1.133
  Accumulation Unit Value at end of
   period                                   $1.043           $1.961           $1.544           $1.408
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               20,016           18,737           12,160            3,838
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.961           $1.544           $1.408           $1.133
  Accumulation Unit Value at end of
   period                                   $1.043           $1.961           $1.544           $1.408
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               20,016           18,737           12,160            3,838
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $2.006           $1.585           $1.449           $1.168
  Accumulation Unit Value at end of
   period                                   $1.064           $2.006           $1.585           $1.449
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,506            3,271            1,160            1,327
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD HIGH YIELD HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.406           $1.390           $1.270           $1.220
  Accumulation Unit Value at end of
   period                                   $1.035           $1.406           $1.390           $1.270
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,480            7,498            3,969              846
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.391           $1.378           $1.262           $1.214
  Accumulation Unit Value at end of
   period                                   $1.021           $1.391           $1.378           $1.262
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,278            1,284            1,179              526

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $15.135          $14.733          $12.928           $8.757
  Accumulation Unit Value at end of
   period                                  $16.975          $15.135          $14.733          $12.928
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  266              293              284              292
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.707           $1.665           $1.464           $0.994
  Accumulation Unit Value at end of
   period                                   $1.911           $1.707           $1.665           $1.464
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,557            6,037            7,741            7,666
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.707           $1.665           $1.464           $0.994
  Accumulation Unit Value at end of
   period                                   $1.911           $1.707           $1.665           $1.464
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,557            6,037            7,741            7,666
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.709          $17.317          $15.264          $10.386
  Accumulation Unit Value at end of
   period                                  $19.774          $17.709          $17.317          $15.264
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   51               42               18                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.681           $1.645           $1.451           $0.987
  Accumulation Unit Value at end of
   period                                   $1.876           $1.681           $1.645           $1.451
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  806            1,328              766              756
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.546          $17.209          $15.214          $10.383
  Accumulation Unit Value at end of
   period                                  $19.533          $17.546          $17.209          $15.214
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    5                5                4                -
HARTFORD INDEX HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $4.744           $4.735           $4.193           $3.378
  Accumulation Unit Value at end of
   period                                   $5.398           $4.744           $4.735           $4.193
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,934            1,086            1,235            1,096
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $4.655           $4.656           $4.132           $3.335
  Accumulation Unit Value at end of
   period                                   $5.287           $4.655           $4.656           $4.132
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  106               30               43              106
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.015           $1.016           $0.902           $0.729
  Accumulation Unit Value at end of
   period                                   $1.151           $1.015           $1.016           $0.902
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  780              899            1,178              973
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $0.996           $0.999           $0.889           $0.720
  Accumulation Unit Value at end of
   period                                   $1.128           $0.996           $0.999           $0.889
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,322            2,256            3,244            4,051
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $0.996           $0.999           $0.889           $0.720
  Accumulation Unit Value at end of
   period                                   $1.128           $0.996           $0.999           $0.889
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,322            2,256            3,244            4,051

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.937          $11.836          $10.851          $10.443
  Accumulation Unit Value at end of
   period                                   $8.757          $11.937          $11.836          $10.851
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  163              181               50               11
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.357           $1.348           $1.239           $1.194
  Accumulation Unit Value at end of
   period                                   $0.994           $1.357           $1.348           $1.239
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                5,192            5,229            3,815            1,710
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.357           $1.348           $1.239           $1.194
  Accumulation Unit Value at end of
   period                                   $0.994           $1.357           $1.348           $1.239
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                5,192            5,229            3,815            1,710
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.353           $1.348           $1.242           $1.199
  Accumulation Unit Value at end of
   period                                   $0.987           $1.353           $1.348           $1.242
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  844              764            1,347              204
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD INDEX HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.458           $5.272           $4.640           $4.321
  Accumulation Unit Value at end of
   period                                   $3.378           $5.458           $5.272           $4.640
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  814            1,315              670               99
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $5.399           $5.225           $4.608           $4.297
  Accumulation Unit Value at end of
   period                                   $3.335           $5.399           $5.225           $4.608
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  110              122               86               21
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.182           $1.145           $1.011           $0.943
  Accumulation Unit Value at end of
   period                                   $0.729           $1.182           $1.145           $1.011
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  846              948              521              498
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.169           $1.135           $1.004           $0.938
  Accumulation Unit Value at end of
   period                                   $0.720           $1.169           $1.135           $1.004
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,944            4,604            3,765            2,169
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.169           $1.135           $1.004           $0.938
  Accumulation Unit Value at end of
   period                                   $0.720           $1.169           $1.135           $1.004
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,944            4,604            3,765            2,169

22

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.974          $14.052          $12.539          $10.176
  Accumulation Unit Value at end of
   period                                  $15.783          $13.974          $14.052          $12.539
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   42               21                8                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $0.981           $0.987           $0.881           $0.715
  Accumulation Unit Value at end of
   period                                   $1.107           $0.981           $0.987           $0.881
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  347              401              590              538
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.845          $13.964          $12.497          $10.173
  Accumulation Unit Value at end of
   period                                  $15.590          $13.845          $13.964          $12.497
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.246           $2.653           $2.354           $1.793
  Accumulation Unit Value at end of
   period                                   $2.657           $2.246           $2.653           $2.354
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               11,132           14,800           17,621           12,744
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $2.204           $2.608           $2.320           $1.770
  Accumulation Unit Value at end of
   period                                   $2.602           $2.204           $2.608           $2.320
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,678            2,215            2,654            2,189
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.220           $1.446           $1.287           $0.983
  Accumulation Unit Value at end of
   period                                   $1.439           $1.220           $1.446           $1.287
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,998            4,595            4,384            3,838
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.197           $1.422           $1.268           $0.970
  Accumulation Unit Value at end of
   period                                   $1.409           $1.197           $1.422           $1.268
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               15,378           19,881           25,719           20,511
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.197           $1.422           $1.268           $0.970
  Accumulation Unit Value at end of
   period                                   $1.409           $1.197           $1.422           $1.268
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               15,378           19,881           25,719           20,511
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.103          $15.594          $13.944          $10.697
  Accumulation Unit Value at end of
   period                                  $15.384          $13.103          $15.594          $13.944
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  101               98               36                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.179           $1.404           $1.256           $0.964
  Accumulation Unit Value at end of
   period                                   $1.384           $1.179           $1.404           $1.256
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,130            3,590            3,602            2,652
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.982          $15.496          $13.899          $10.694
  Accumulation Unit Value at end of
   period                                  $15.196          $12.982          $15.496          $13.899
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   13                9                1                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.165           $1.134           $1.006           $0.942
  Accumulation Unit Value at end of
   period                                   $0.715           $1.165           $1.134           $1.006
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  291              705              702              590
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $3.154           $2.515           $2.053           $1.761
  Accumulation Unit Value at end of
   period                                   $1.793           $3.154           $2.515           $2.053
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               13,685           12,333            7,858            1,782
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $3.120           $2.493           $2.039           $1.752
  Accumulation Unit Value at end of
   period                                   $1.770           $3.120           $2.493           $2.039
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,549            2,330            2,290            1,098
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.734           $1.387           $1.136           $0.976
  Accumulation Unit Value at end of
   period                                   $0.983           $1.734           $1.387           $1.136
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,644            4,734            2,682              341
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.716           $1.375           $1.128           $0.971
  Accumulation Unit Value at end of
   period                                   $0.970           $1.716           $1.375           $1.128
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               22,265           18,823           17,069            8,142
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.716           $1.375           $1.128           $0.971
  Accumulation Unit Value at end of
   period                                   $0.970           $1.716           $1.375           $1.128
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               22,265           18,823           17,069            8,142
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.710           $1.375           $1.131           $0.975
  Accumulation Unit Value at end of
   period                                   $0.964           $1.710           $1.375           $1.131
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,787            3,526            2,516            1,049
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD MIDCAP VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.052          $12.281          $10.268                -
  Accumulation Unit Value at end of
   period                                  $13.590          $11.052          $12.281                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   88               88               94                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.018          $12.268          $10.266                -
  Accumulation Unit Value at end of
   period                                  $13.522          $11.018          $12.268                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   13               22               27                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.001          $12.262          $10.265                -
  Accumulation Unit Value at end of
   period                                  $13.488          $11.001          $12.262                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   22               17               27                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.968          $12.249          $10.263                -
  Accumulation Unit Value at end of
   period                                  $13.420          $10.968          $12.249                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   53               68              111                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.968          $12.249          $10.263                -
  Accumulation Unit Value at end of
   period                                  $13.420          $10.968          $12.249                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   53               68              111                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.926          $12.233          $10.261                -
  Accumulation Unit Value at end of
   period                                  $13.336          $10.926          $12.233                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   18                8                1                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.918          $12.230          $10.260                -
  Accumulation Unit Value at end of
   period                                  $13.319          $10.918          $12.230                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8               24               32                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.877          $12.214          $10.258                -
  Accumulation Unit Value at end of
   period                                  $13.235          $10.877          $12.214                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                3                -                -
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.929           $1.960           $1.992           $2.023
  Accumulation Unit Value at end of
   period                                   $1.898           $1.929           $1.960           $1.992
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               18,418           24,443           23,576           33,252
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.893           $1.928           $1.963           $1.997
  Accumulation Unit Value at end of
   period                                   $1.859           $1.893           $1.928           $1.963
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,768            2,073            2,121            2,751
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.016           $1.035           $1.055           $1.075
  Accumulation Unit Value at end of
   period                                   $0.997           $1.016           $1.035           $1.055
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                8,439            9,426           12,037           13,533

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD MIDCAP VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.012           $1.948           $1.891           $1.871
  Accumulation Unit Value at end of
   period                                   $2.023           $2.012           $1.948           $1.891
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               53,528           13,113            6,472            2,184
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.991           $1.931           $1.878           $1.861
  Accumulation Unit Value at end of
   period                                   $1.997           $1.991           $1.931           $1.878
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                5,276            1,356              896              605
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.072           $1.041           $1.014           $1.005
  Accumulation Unit Value at end of
   period                                   $1.075           $1.072           $1.041           $1.014
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               21,425            4,138            2,832              647

24

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.051           $1.073           $1.096           $1.118
  Accumulation Unit Value at end of
   period                                   $1.029           $1.051           $1.073           $1.096
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               12,399           18,315           18,008           26,333
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.051           $1.073           $1.096           $1.118
  Accumulation Unit Value at end of
   period                                   $1.029           $1.051           $1.073           $1.096
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               12,399           18,315           18,008           26,333
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.309           $9.530           $9.757           $9.982
  Accumulation Unit Value at end of
   period                                   $9.093           $9.309           $9.530           $9.757
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   88               67               39               71
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $0.966           $0.990           $1.014           $1.038
  Accumulation Unit Value at end of
   period                                   $0.943           $0.966           $0.990           $1.014
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,993            3,666            9,056           11,144
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.223           $9.471           $9.725           $9.979
  Accumulation Unit Value at end of
   period                                   $8.982           $9.223           $9.471           $9.725
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   26                2                1                -
HARTFORD SMALL COMPANY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.443           $2.569           $2.103           $1.653
  Accumulation Unit Value at end of
   period                                   $2.781           $2.443           $2.569           $2.103
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,746            5,919            6,964            6,535
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $2.398           $2.526           $2.072           $1.632
  Accumulation Unit Value at end of
   period                                   $2.723           $2.398           $2.526           $2.072
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  253              415              489              578
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.673           $1.764           $1.448           $1.142
  Accumulation Unit Value at end of
   period                                   $1.898           $1.673           $1.764           $1.448
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,177            1,959            1,187            1,330
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.641           $1.735           $1.427           $1.127
  Accumulation Unit Value at end of
   period                                   $1.859           $1.641           $1.735           $1.427
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,100            4,283            5,552            6,189
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.641           $1.735           $1.427           $1.127
  Accumulation Unit Value at end of
   period                                   $1.859           $1.641           $1.735           $1.427
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,100            4,283            5,552            6,189
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.113          $16.011          $13.205          $10.456
  Accumulation Unit Value at end of
   period                                  $17.071          $15.113          $16.011          $13.205
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   22               21               11                4

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.118           $1.088           $1.061           $1.054
  Accumulation Unit Value at end of
   period                                   $1.118           $1.118           $1.088           $1.061
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               44,057           19,843            7,990            4,651
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.118           $1.088           $1.061           $1.054
  Accumulation Unit Value at end of
   period                                   $1.118           $1.118           $1.088           $1.061
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               44,057           19,843            7,990            4,651
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.041           $1.016           $0.994           $0.989
  Accumulation Unit Value at end of
   period                                   $1.038           $1.041           $1.016           $0.994
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               15,839            1,595              828              626
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD SMALL COMPANY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.828           $2.515           $2.463                -
  Accumulation Unit Value at end of
   period                                   $1.653           $2.828           $2.515                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,696            3,981              401                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $2.797           $2.493           $2.444                -
  Accumulation Unit Value at end of
   period                                   $1.632           $2.797           $2.493                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  495              278               21                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.959           $1.748           $1.714                -
  Accumulation Unit Value at end of
   period                                   $1.142           $1.959           $1.748                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,477            1,150              148                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.938           $1.733           $1.701                -
  Accumulation Unit Value at end of
   period                                   $1.127           $1.938           $1.733                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,066            4,769              848                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.938           $1.733           $1.701                -
  Accumulation Unit Value at end of
   period                                   $1.127           $1.938           $1.733                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,066            4,769              848                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.601           $1.697           $1.400           $1.109
  Accumulation Unit Value at end of
   period                                   $1.807           $1.601           $1.697           $1.400
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  276              432              401              449
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.973          $15.910          $13.161          $10.453
  Accumulation Unit Value at end of
   period                                  $16.862          $14.973          $15.910          $13.161
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                1                1                -
HARTFORD SMALL/MID CAP EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.974           $9.223           $7.448           $5.118
  Accumulation Unit Value at end of
   period                                  $10.233           $8.974           $9.223           $7.448
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  637              220              286              297
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $8.897           $9.163           $7.414           $5.105
  Accumulation Unit Value at end of
   period                                  $10.126           $8.897           $9.163           $7.414
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   77               55               65               55
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $8.859           $9.133           $7.397           $5.099
  Accumulation Unit Value at end of
   period                                  $10.072           $8.859           $9.133           $7.397
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  157              212              218              216
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $8.784           $9.073           $7.364           $5.085
  Accumulation Unit Value at end of
   period                                   $9.966           $8.784           $9.073           $7.364
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  290              131              202              225
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $8.784           $9.073           $7.364           $5.085
  Accumulation Unit Value at end of
   period                                   $9.966           $8.784           $9.073           $7.364
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  290              131              202              225
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.675          $18.304          $14.892          $10.310
  Accumulation Unit Value at end of
   period                                  $20.005          $17.675          $18.304          $14.892
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   20                6                2                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $8.671           $8.984           $7.313           $5.066
  Accumulation Unit Value at end of
   period                                   $9.810           $8.671           $8.984           $7.313
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   24               20               19               19
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.512          $18.189          $14.843          $10.307
  Accumulation Unit Value at end of
   period                                  $19.761          $17.512          $18.189          $14.843
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.913           $1.716           $1.687                -
  Accumulation Unit Value at end of
   period                                   $1.109           $1.913           $1.716                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  586            1,185              410                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD SMALL/MID CAP EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.785           $9.510                -                -
  Accumulation Unit Value at end of
   period                                   $5.118           $9.785                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  111                3                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.780           $9.507                -                -
  Accumulation Unit Value at end of
   period                                   $5.105           $9.780                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   29                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $9.777           $9.506                -                -
  Accumulation Unit Value at end of
   period                                   $5.099           $9.777                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   14                2                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.772           $9.503                -                -
  Accumulation Unit Value at end of
   period                                   $5.085           $9.772                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   61                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.772           $9.503                -                -
  Accumulation Unit Value at end of
   period                                   $5.085           $9.772                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   61                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.764           $9.499                -                -
  Accumulation Unit Value at end of
   period                                   $5.066           $9.764                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    5                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

26

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.492           $1.495           $1.112           $0.835
  Accumulation Unit Value at end of
   period                                   $1.724           $1.492           $1.495           $1.112
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,473            4,895            5,551            5,489
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.464           $1.470           $1.096           $0.824
  Accumulation Unit Value at end of
   period                                   $1.688           $1.464           $1.470           $1.096
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  562              751              985            1,121
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $14.726          $14.798          $11.044           $8.314
  Accumulation Unit Value at end of
   period                                  $16.962          $14.726          $14.798          $11.044
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  187              246              228               89
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.424           $1.433           $1.072           $0.809
  Accumulation Unit Value at end of
   period                                   $1.636           $1.424           $1.433           $1.072
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,983            3,710            4,974            5,446
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.424           $1.433           $1.072           $0.809
  Accumulation Unit Value at end of
   period                                   $1.636           $1.424           $1.433           $1.072
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,983            3,710            4,974            5,446
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $18.604          $18.780          $14.079          $10.646
  Accumulation Unit Value at end of
   period                                  $21.333          $18.604          $18.780          $14.079
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   38               23               12                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.439           $1.453           $1.090           $0.825
  Accumulation Unit Value at end of
   period                                   $1.649           $1.439           $1.453           $1.090
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  393              715              770              766
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $18.432          $18.662          $14.033          $10.643
  Accumulation Unit Value at end of
   period                                  $21.073          $18.432          $18.662          $14.033
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                6                -                -
HARTFORD STOCK HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.872           $6.033           $5.340           $3.834
  Accumulation Unit Value at end of
   period                                   $6.610           $5.872           $6.033           $5.340
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  572              683            1,029            1,180
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $5.763           $5.932           $5.261           $3.785
  Accumulation Unit Value at end of
   period                                   $6.474           $5.763           $5.932           $5.261
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  103              142              156              184
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $0.968           $0.998           $0.886           $0.638
  Accumulation Unit Value at end of
   period                                   $1.087           $0.968           $0.998           $0.886
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  971            1,019              908              924

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.356           $1.403           $1.334           $1.140
  Accumulation Unit Value at end of
   period                                   $0.835           $1.356           $1.403           $1.334
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,277            5,427            4,123            1,786
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.341           $1.391           $1.325           $1.133
  Accumulation Unit Value at end of
   period                                   $0.824           $1.341           $1.391           $1.325
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,284            1,373            1,386            1,050
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $13.541          $14.059          $13.410          $11.474
  Accumulation Unit Value at end of
   period                                   $8.314          $13.541          $14.059          $13.410
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  105               97               60               12
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.320           $1.373           $1.312           $1.124
  Accumulation Unit Value at end of
   period                                   $0.809           $1.320           $1.373           $1.312
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,177            6,677            8,881            7,405
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.320           $1.373           $1.312           $1.124
  Accumulation Unit Value at end of
   period                                   $0.809           $1.320           $1.373           $1.312
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,177            6,677            8,881            7,405
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.350           $1.409           $1.350           $1.159
  Accumulation Unit Value at end of
   period                                   $0.825           $1.350           $1.409           $1.350
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  842              851            1,413            1,255
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD STOCK HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $6.850           $6.573           $5.825           $5.211
  Accumulation Unit Value at end of
   period                                   $3.834           $6.850           $6.573           $5.825
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,391            1,388              941              269
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $6.776           $6.515           $5.785           $5.183
  Accumulation Unit Value at end of
   period                                   $3.785           $6.776           $6.515           $5.785
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  199              214              217              100
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.143           $1.100           $0.978           $0.877
  Accumulation Unit Value at end of
   period                                   $0.638           $1.143           $1.100           $0.978
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  912              857              675               98

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $0.950           $0.981           $0.873           $0.630
  Accumulation Unit Value at end of
   period                                   $1.064           $0.950           $0.981           $0.873
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,923            3,183            4,345            5,380
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $0.950           $0.981           $0.873           $0.630
  Accumulation Unit Value at end of
   period                                   $1.064           $0.950           $0.981           $0.873
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,923            3,183            4,345            5,380
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.473          $16.017          $14.283          $10.332
  Accumulation Unit Value at end of
   period                                  $17.288          $15.473          $16.017          $14.283
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    9                8                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $0.936           $0.969           $0.865           $0.626
  Accumulation Unit Value at end of
   period                                   $1.045           $0.936           $0.969           $0.865
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  494              516              722              790
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.330          $15.916          $14.236          $10.329
  Accumulation Unit Value at end of
   period                                  $17.077          $15.330          $15.916          $14.236
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                -                -
HARTFORD TOTAL RETURN BOND HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $3.748           $3.560           $3.364           $2.972
  Accumulation Unit Value at end of
   period                                   $3.966           $3.748           $3.560           $3.364
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               30,810           36,946           42,157           45,854
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $3.678           $3.500           $3.315           $2.934
  Accumulation Unit Value at end of
   period                                   $3.885           $3.678           $3.500           $3.315
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,388            4,178            5,202            6,519
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $15.640          $14.898          $14.123          $12.515
  Accumulation Unit Value at end of
   period                                  $16.502          $15.640          $14.898          $14.123
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,817            1,866            1,554            1,618
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.620           $1.546           $1.469           $1.304
  Accumulation Unit Value at end of
   period                                   $1.706           $1.620           $1.546           $1.469
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               38,983           47,034           58,330           66,694
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.620           $1.546           $1.469           $1.304
  Accumulation Unit Value at end of
   period                                   $1.706           $1.620           $1.546           $1.469
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               38,983           47,034           58,330           66,694
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.646          $12.101          $11.522          $10.257
  Accumulation Unit Value at end of
   period                                  $13.283          $12.646          $12.101          $11.522
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  454              319              118               36

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.131           $1.090           $0.971           $0.872
  Accumulation Unit Value at end of
   period                                   $0.630           $1.131           $1.090           $0.971
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,163            7,939            6,544            3,903
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.131           $1.090           $0.971           $0.872
  Accumulation Unit Value at end of
   period                                   $0.630           $1.131           $1.090           $0.971
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,163            7,939            6,544            3,903
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.127           $1.090           $0.974           $0.876
  Accumulation Unit Value at end of
   period                                   $0.626           $1.127           $1.090           $0.974
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  814              820              977              653
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD TOTAL RETURN BOND HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $3.269           $3.174           $3.077           $3.066
  Accumulation Unit Value at end of
   period                                   $2.972           $3.269           $3.174           $3.077
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               43,861           42,451           22,682            5,008
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $3.234           $3.146           $3.056           $3.049
  Accumulation Unit Value at end of
   period                                   $2.934           $3.234           $3.146           $3.056
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,679            7,967            6,528            3,209
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $13.808          $13.445          $13.075          $13.053
  Accumulation Unit Value at end of
   period                                  $12.515          $13.808          $13.445          $13.075
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,317            1,232              607              134
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.442           $1.407           $1.371           $1.370
  Accumulation Unit Value at end of
   period                                   $1.304           $1.442           $1.407           $1.371
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               68,387           74,435           58,269           27,613
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.442           $1.407           $1.371           $1.370
  Accumulation Unit Value at end of
   period                                   $1.304           $1.442           $1.407           $1.371
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               68,387           74,435           58,269           27,613
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

28

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.690           $1.618           $1.541           $1.372
  Accumulation Unit Value at end of
   period                                   $1.774           $1.690           $1.618           $1.541
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,063            7,141            6,266            6,281
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.529          $12.025          $11.485          $10.254
  Accumulation Unit Value at end of
   period                                  $13.121          $12.529          $12.025          $11.485
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   45               29               11                1
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.191           $1.153           $1.129           $1.110
  Accumulation Unit Value at end of
   period                                   $1.215           $1.191           $1.153           $1.129
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               41,704           46,604           56,375           62,485
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.168           $1.134           $1.113           $1.096
  Accumulation Unit Value at end of
   period                                   $1.190           $1.168           $1.134           $1.113
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                5,565            5,685            7,572            9,226
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.157           $1.125           $1.104           $1.089
  Accumulation Unit Value at end of
   period                                   $1.178           $1.157           $1.125           $1.104
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                8,951            9,284            9,981           10,277
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.136           $1.106           $1.088           $1.075
  Accumulation Unit Value at end of
   period                                   $1.153           $1.136           $1.106           $1.088
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               25,138           27,545           35,031           38,517
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.136           $1.106           $1.088           $1.075
  Accumulation Unit Value at end of
   period                                   $1.153           $1.136           $1.106           $1.088
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               25,138           27,545           35,031           38,517
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.515          $10.265          $10.125          $10.027
  Accumulation Unit Value at end of
   period                                  $10.651          $10.515          $10.265          $10.125
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  155              112               46               16
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.119           $1.092           $1.078           $1.068
  Accumulation Unit Value at end of
   period                                   $1.132           $1.119           $1.092           $1.078
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,771            4,451            4,517            4,261
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.418          $10.201          $10.092          $10.024
  Accumulation Unit Value at end of
   period                                  $10.521          $10.418          $10.201          $10.092
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   34                7                6                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.522           $1.489           $1.456           $1.458
  Accumulation Unit Value at end of
   period                                   $1.372           $1.522           $1.489           $1.456
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                5,100            5,935            4,694            3,152
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.135           $1.105           $1.080           $1.081
  Accumulation Unit Value at end of
   period                                   $1.110           $1.135           $1.105           $1.080
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               68,363           60,999           29,837            6,100
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.123           $1.095           $1.072           $1.075
  Accumulation Unit Value at end of
   period                                   $1.096           $1.123           $1.095           $1.072
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               10,525           11,647            9,090            4,210
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.117           $1.091           $1.069           $1.072
  Accumulation Unit Value at end of
   period                                   $1.089           $1.117           $1.091           $1.069
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               11,368            9,134            3,660              640
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.105           $1.081           $1.061           $1.066
  Accumulation Unit Value at end of
   period                                   $1.075           $1.105           $1.081           $1.061
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               46,066           45,368           31,551           13,440
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.105           $1.081           $1.061           $1.066
  Accumulation Unit Value at end of
   period                                   $1.075           $1.105           $1.081           $1.061
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               46,066           45,368           31,551           13,440
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.101           $1.081           $1.064           $1.071
  Accumulation Unit Value at end of
   period                                   $1.068           $1.101           $1.081           $1.064
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,210            5,303            3,695            1,449
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.240           $1.285           $1.139           $0.931
  Accumulation Unit Value at end of
   period                                   $1.428           $1.240           $1.285           $1.139
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               14,399           22,827           27,148           16,406
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.217           $1.264           $1.122           $0.919
  Accumulation Unit Value at end of
   period                                   $1.398           $1.217           $1.264           $1.122
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,168            1,874            2,287            1,184
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.203           $1.250           $1.111           $0.911
  Accumulation Unit Value at end of
   period                                   $1.380           $1.203           $1.250           $1.111
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,033            3,997            4,278            2,956
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.180           $1.229           $1.095           $0.899
  Accumulation Unit Value at end of
   period                                   $1.352           $1.180           $1.229           $1.095
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,928           10,986           14,837            7,406
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.180           $1.229           $1.095           $0.899
  Accumulation Unit Value at end of
   period                                   $1.352           $1.180           $1.229           $1.095
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,928           10,986           14,837            7,406
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.432          $14.026          $12.523          $10.308
  Accumulation Unit Value at end of
   period                                  $15.349          $13.432          $14.026          $12.523
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   35               39               28               10
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.162           $1.214           $1.085           $0.893
  Accumulation Unit Value at end of
   period                                   $1.327           $1.162           $1.214           $1.085
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  822              937            1,435              894
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.308          $13.939          $12.482          $10.305
  Accumulation Unit Value at end of
   period                                  $15.162          $13.308          $13.939          $12.482
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    5                4                3                -
INVESCO VAN KAMPEN V.I. AMERICAN VALUE
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.937          $13.038          $10.843           $7.917
  Accumulation Unit Value at end of
   period                                  $14.906          $12.937          $13.038          $10.843
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  199              234              302              314
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.761          $12.887          $10.739           $7.857
  Accumulation Unit Value at end of
   period                                  $14.674          $12.761          $12.887          $10.739
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   16               26               52               54
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $12.674          $12.812          $10.687           $7.827
  Accumulation Unit Value at end of
   period                                  $14.560          $12.674          $12.812          $10.687
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   55               68               80               78

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.433           $1.337           $1.115           $1.037
  Accumulation Unit Value at end of
   period                                   $0.931           $1.433           $1.337           $1.115
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               18,014           10,834            2,201              343
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.418           $1.325           $1.107           $1.031
  Accumulation Unit Value at end of
   period                                   $0.919           $1.418           $1.325           $1.107
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,289              678              202               46
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.407           $1.316           $1.101           $1.026
  Accumulation Unit Value at end of
   period                                   $0.911           $1.407           $1.316           $1.101
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,996            1,873            1,131              206
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.392           $1.304           $1.093           $1.020
  Accumulation Unit Value at end of
   period                                   $0.899           $1.392           $1.304           $1.093
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                8,652            5,451            2,300              400
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.392           $1.304           $1.093           $1.020
  Accumulation Unit Value at end of
   period                                   $0.899           $1.392           $1.304           $1.093
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                8,652            5,451            2,300              400
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.387           $1.304           $1.096           $1.025
  Accumulation Unit Value at end of
   period                                   $0.893           $1.387           $1.304           $1.096
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,080            1,039              709              139
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
INVESCO VAN KAMPEN V.I. AMERICAN VALUE
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.734          $12.952          $10.911           $9.630
  Accumulation Unit Value at end of
   period                                   $7.917          $13.734          $12.952          $10.911
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  348              325              126               38
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.656          $12.905          $10.893           $9.627
  Accumulation Unit Value at end of
   period                                   $7.857          $13.656          $12.905          $10.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   57               62               37                7
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $13.617          $12.881          $10.884           $9.625
  Accumulation Unit Value at end of
   period                                   $7.827          $13.617          $12.881          $10.884
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   84              100               71               11

30

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.502          $12.663          $10.584           $7.767
  Accumulation Unit Value at end of
   period                                  $14.333          $12.502          $12.663          $10.584
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  102              114              154              178
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.502          $12.663          $10.584           $7.767
  Accumulation Unit Value at end of
   period                                  $14.333          $12.502          $12.663          $10.584
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  102              114              154              178
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.870          $17.129          $14.353          $10.559
  Accumulation Unit Value at end of
   period                                  $19.292          $16.870          $17.129          $14.353
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8                3                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.248          $12.443          $10.431           $7.678
  Accumulation Unit Value at end of
   period                                  $14.000          $12.248          $12.443          $10.431
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   24               21               31               31
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.714          $17.022          $14.306          $10.556
  Accumulation Unit Value at end of
   period                                  $19.056          $16.714          $17.022          $14.306
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
INVESCO VAN KAMPEN V.I. COMSTOCK FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.243          $14.785          $12.985          $10.276
  Accumulation Unit Value at end of
   period                                  $16.670          $14.243          $14.785          $12.985
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  783            1,031            1,260            1,375
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.999          $14.560          $12.813          $10.160
  Accumulation Unit Value at end of
   period                                  $16.351          $13.999          $14.560          $12.813
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  139              180              233              296
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $13.878          $14.448          $12.728          $10.102
  Accumulation Unit Value at end of
   period                                  $16.194          $13.878          $14.448          $12.728
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  169              197              214              237
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.639          $14.229          $12.559           $9.988
  Accumulation Unit Value at end of
   period                                  $15.883          $13.639          $14.229          $12.559
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  631              835            1,098            1,357
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.639          $14.229          $12.559           $9.988
  Accumulation Unit Value at end of
   period                                  $15.883          $13.639          $14.229          $12.559
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  631              835            1,098            1,357
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.234          $14.886          $13.172          $10.502
  Accumulation Unit Value at end of
   period                                  $16.534          $14.234          $14.886          $13.172
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   33               24               10                1

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.540          $12.834          $10.865           $9.622
  Accumulation Unit Value at end of
   period                                   $7.767          $13.540          $12.834          $10.865
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  217              218              144               61
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.540          $12.834          $10.865           $9.622
  Accumulation Unit Value at end of
   period                                   $7.767          $13.540          $12.834          $10.865
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  217              218              144               61
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.425          $12.763          $10.838           $9.617
  Accumulation Unit Value at end of
   period                                   $7.678          $13.425          $12.763          $10.838
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   38               44              129               32
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
INVESCO VAN KAMPEN V.I. COMSTOCK FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $16.264          $16.920          $14.816          $14.064
  Accumulation Unit Value at end of
   period                                  $10.276          $16.264          $16.920          $14.816
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,562            1,751            1,167              329
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $16.113          $16.797          $14.737          $14.008
  Accumulation Unit Value at end of
   period                                  $10.160          $16.113          $16.797          $14.737
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  353              404              373              208
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $16.038          $16.735          $14.698          $13.980
  Accumulation Unit Value at end of
   period                                  $10.102          $16.038          $16.735          $14.698
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  262              283              185               32
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $15.889          $16.613          $14.620          $13.924
  Accumulation Unit Value at end of
   period                                   $9.988          $15.889          $16.613          $14.620
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,541            1,800            1,614              899
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.889          $16.613          $14.620          $13.924
  Accumulation Unit Value at end of
   period                                   $9.988          $15.889          $16.613          $14.620
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,541            1,800            1,614              899
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.302          $13.919          $12.323           $9.830
  Accumulation Unit Value at end of
   period                                  $15.445          $13.302          $13.919          $12.323
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   82              106              125              149
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.102          $14.793          $13.129          $10.499
  Accumulation Unit Value at end of
   period                                  $16.333          $14.102          $14.793          $13.129
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    4                3                -                -
INVESCO VAN KAMPEN V.I. GROWTH AND
 INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.818          $15.405          $13.953          $11.424
  Accumulation Unit Value at end of
   period                                  $16.675          $14.818          $15.405          $13.953
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  566              695              836              966
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.498          $15.103          $13.706          $11.244
  Accumulation Unit Value at end of
   period                                  $16.282          $14.498          $15.103          $13.706
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   42               53               89              107
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $14.373          $14.987          $13.615          $11.181
  Accumulation Unit Value at end of
   period                                  $16.126          $14.373          $14.987          $13.615
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  110              127              140              160
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.105          $14.737          $13.415          $11.038
  Accumulation Unit Value at end of
   period                                  $15.793          $14.105          $14.737          $13.415
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  350              430              533              644
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.105          $14.737          $13.415          $11.038
  Accumulation Unit Value at end of
   period                                  $15.793          $14.105          $14.737          $13.415
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  350              430              533              644
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.134          $13.758          $12.554          $10.356
  Accumulation Unit Value at end of
   period                                  $14.670          $13.134          $13.758          $12.554
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   15               10                4                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.741          $14.400          $13.147          $10.850
  Accumulation Unit Value at end of
   period                                  $15.340          $13.741          $14.400          $13.147
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   25               31               37               48
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.013          $13.672          $12.513          $10.353
  Accumulation Unit Value at end of
   period                                  $14.491          $13.013          $13.672          $12.513
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.683          $16.447          $14.517          $13.854
  Accumulation Unit Value at end of
   period                                   $9.830          $15.683          $16.447          $14.517
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  171              196              171               93
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
INVESCO VAN KAMPEN V.I. GROWTH AND
 INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $17.123          $16.971          $14.870          $13.596
  Accumulation Unit Value at end of
   period                                  $11.424          $17.123          $16.971          $14.870
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,038              956              405               91
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $16.888          $16.772          $14.724          $13.481
  Accumulation Unit Value at end of
   period                                  $11.244          $16.888          $16.772          $14.724
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  124              124              106               36
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $16.809          $16.710          $14.685          $13.454
  Accumulation Unit Value at end of
   period                                  $11.181          $16.809          $16.710          $14.685
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  163              142               57                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $16.628          $16.563          $14.585          $13.380
  Accumulation Unit Value at end of
   period                                  $11.038          $16.628          $16.563          $14.585
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  712              772              617              204
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.628          $16.563          $14.585          $13.380
  Accumulation Unit Value at end of
   period                                  $11.038          $16.628          $16.563          $14.585
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  712              772              617              204
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.395          $16.380          $14.467          $13.299
  Accumulation Unit Value at end of
   period                                  $10.850          $16.395          $16.380          $14.467
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   61               64               57               23
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

32

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
LORD ABBETT BOND-DEBENTURE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.621          $13.260          $11.996           $9.076
  Accumulation Unit Value at end of
   period                                  $15.085          $13.621          $13.260          $11.996
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,446            1,605            1,691            1,725
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.436          $13.106          $11.881           $9.006
  Accumulation Unit Value at end of
   period                                  $14.851          $13.436          $13.106          $11.881
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  145              167              167              233
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $13.345          $13.030          $11.824           $8.972
  Accumulation Unit Value at end of
   period                                  $14.735          $13.345          $13.030          $11.824
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  330              320              325              305
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.164          $12.878          $11.710           $8.903
  Accumulation Unit Value at end of
   period                                  $14.506          $13.164          $12.878          $11.710
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  765              862            1,035            1,121
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.164          $12.878          $11.710           $8.903
  Accumulation Unit Value at end of
   period                                  $14.506          $13.164          $12.878          $11.710
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  765              862            1,035            1,121
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.415          $15.119          $13.781          $10.504
  Accumulation Unit Value at end of
   period                                  $16.944          $15.415          $15.119          $13.781
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  105               81               30                8
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.896          $12.655          $11.541           $8.801
  Accumulation Unit Value at end of
   period                                  $14.169          $12.896          $12.655          $11.541
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   97               85               73               81
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.273          $15.024          $13.736          $10.502
  Accumulation Unit Value at end of
   period                                  $16.738          $15.273          $15.024          $13.736
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                1                1                -
LORD ABBETT CALIBRATED DIVIDEND GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.482          $11.644          $10.310           $8.489
  Accumulation Unit Value at end of
   period                                  $12.707          $11.482          $11.644          $10.310
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  114              139              152              182
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.326          $11.509          $10.210           $8.424
  Accumulation Unit Value at end of
   period                                  $12.510          $11.326          $11.509          $10.210
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   31               38               36               39
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.249          $11.442          $10.161           $8.392
  Accumulation Unit Value at end of
   period                                  $12.412          $11.249          $11.442          $10.161
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   40               45               33               23

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
LORD ABBETT BOND-DEBENTURE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.183          $10.702           $9.946           $9.561
  Accumulation Unit Value at end of
   period                                   $9.076          $11.183          $10.702           $9.946
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,515            1,224              528               82
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.120          $10.662           $9.930           $9.557
  Accumulation Unit Value at end of
   period                                   $9.006          $11.120          $10.662           $9.930
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  174              143              119               74
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.088          $10.643           $9.921           $9.556
  Accumulation Unit Value at end of
   period                                   $8.972          $11.088          $10.643           $9.921
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  303              220               65                7
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.026          $10.604           $9.905           $9.552
  Accumulation Unit Value at end of
   period                                   $8.903          $11.026          $10.604           $9.905
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,096              944              552              170
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.026          $10.604           $9.905           $9.552
  Accumulation Unit Value at end of
   period                                   $8.903          $11.026          $10.604           $9.905
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,096              944              552              170
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.932          $10.545           $9.880           $9.547
  Accumulation Unit Value at end of
   period                                   $8.801          $10.932          $10.545           $9.880
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   51               53               28               10
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT CALIBRATED DIVIDEND GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.687          $11.511          $10.211           $9.642
  Accumulation Unit Value at end of
   period                                   $8.489          $11.687          $11.511          $10.211
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  169              175               92               32
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.620          $11.469          $10.194           $9.638
  Accumulation Unit Value at end of
   period                                   $8.424          $11.620          $11.469          $10.194
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   36               35               22               15
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.588          $11.448          $10.185           $9.637
  Accumulation Unit Value at end of
   period                                   $8.392          $11.588          $11.448          $10.185
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   22               26               12                1

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.096          $11.310          $10.063           $8.327
  Accumulation Unit Value at end of
   period                                  $12.219          $11.096          $11.310          $10.063
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   80               97              113              129
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.096          $11.310          $10.063           $8.327
  Accumulation Unit Value at end of
   period                                  $12.219          $11.096          $11.310          $10.063
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   80               97              113              129
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.772          $14.072          $12.553          $10.414
  Accumulation Unit Value at end of
   period                                  $15.128          $13.772          $14.072          $12.553
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                5                1                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.871          $11.113           $9.918           $8.232
  Accumulation Unit Value at end of
   period                                  $11.935          $10.871          $11.113           $9.918
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    9               18               21               21
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.645          $13.984          $12.512          $10.411
  Accumulation Unit Value at end of
   period                                  $14.944          $13.645          $13.984          $12.512
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT CLASSIC STOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.860          $12.014          $10.697           $8.661
  Accumulation Unit Value at end of
   period                                  $12.300          $10.860          $12.014          $10.697
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  204              292              326              321
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.716          $11.878          $10.598           $8.598
  Accumulation Unit Value at end of
   period                                  $12.113          $10.716          $11.878          $10.598
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   19               23               29               47
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $10.645          $11.811          $10.549           $8.566
  Accumulation Unit Value at end of
   period                                  $12.020          $10.645          $11.811          $10.549
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   41               59               51               50
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.504          $11.678          $10.451           $8.504
  Accumulation Unit Value at end of
   period                                  $11.837          $10.504          $11.678          $10.451
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   91              137              167              192
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.504          $11.678          $10.451           $8.504
  Accumulation Unit Value at end of
   period                                  $11.837          $10.504          $11.678          $10.451
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   91              137              167              192
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.412          $13.835          $12.411          $10.124
  Accumulation Unit Value at end of
   period                                  $13.953          $12.412          $13.835          $12.411
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                7                3                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.522          $11.406          $10.168           $9.633
  Accumulation Unit Value at end of
   period                                   $8.327          $11.522          $11.406          $10.168
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  135              168              112               92
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.522          $11.406          $10.168           $9.633
  Accumulation Unit Value at end of
   period                                   $8.327          $11.522          $11.406          $10.168
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  135              168              112               92
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.424          $11.343          $10.142           $9.628
  Accumulation Unit Value at end of
   period                                   $8.232          $11.424          $11.343          $10.142
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   28               25               22                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT CLASSIC STOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.807          $11.758          $10.581          $10.000
  Accumulation Unit Value at end of
   period                                   $8.661          $12.807          $11.758          $10.581
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  411              151               79               16
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.739          $11.719          $10.567          $10.000
  Accumulation Unit Value at end of
   period                                   $8.598          $12.739          $11.719          $10.567
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   39               40               34               17
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $12.705          $11.700          $10.560          $10.000
  Accumulation Unit Value at end of
   period                                   $8.566          $12.705          $11.700          $10.560
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   39               31               16                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.637          $11.661          $10.546          $10.000
  Accumulation Unit Value at end of
   period                                   $8.504          $12.637          $11.661          $10.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  157              129              118               63
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.637          $11.661          $10.546          $10.000
  Accumulation Unit Value at end of
   period                                   $8.504          $12.637          $11.661          $10.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  157              129              118               63
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

34

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.296          $11.481          $10.305           $8.411
  Accumulation Unit Value at end of
   period                                  $11.568          $10.296          $11.481          $10.305
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   11               14               14               27
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.297          $13.748          $12.371          $10.122
  Accumulation Unit Value at end of
   period                                  $13.783          $12.297          $13.748          $12.371
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                1                -                -
LORD ABBETT FUNDAMENTAL EQUITY
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.965          $12.729          $10.867           $8.765
  Accumulation Unit Value at end of
   period                                  $13.021          $11.965          $12.729          $10.867
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  295              361              392              361
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.802          $12.581          $10.762           $8.698
  Accumulation Unit Value at end of
   period                                  $12.818          $11.802          $12.581          $10.762
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   42               56               63               78
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.722          $12.508          $10.710           $8.665
  Accumulation Unit Value at end of
   period                                  $12.718          $11.722          $12.508          $10.710
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   81               97               65               60
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.562          $12.363          $10.607           $8.599
  Accumulation Unit Value at end of
   period                                  $12.520          $11.562          $12.363          $10.607
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  127              154              172              207
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.562          $12.363          $10.607           $8.599
  Accumulation Unit Value at end of
   period                                  $12.520          $11.562          $12.363          $10.607
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  127              154              172              207
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.874          $14.872          $12.792          $10.396
  Accumulation Unit Value at end of
   period                                  $14.986          $13.874          $14.872          $12.792
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   12                6                3                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.328          $12.148          $10.454           $8.500
  Accumulation Unit Value at end of
   period                                  $12.229          $11.328          $12.148          $10.454
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   33               40               53               54
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.746          $14.779          $12.750          $10.393
  Accumulation Unit Value at end of
   period                                  $14.803          $13.746          $14.779          $12.750
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.537          $11.603          $10.525          $10.000
  Accumulation Unit Value at end of
   period                                   $8.411          $12.537          $11.603          $10.525
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   17               12               17                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT FUNDAMENTAL EQUITY
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.486          $11.889          $10.538           $9.508
  Accumulation Unit Value at end of
   period                                   $8.765          $12.486          $11.889          $10.538
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  496              414              292               57
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.416          $11.845          $10.520           $9.505
  Accumulation Unit Value at end of
   period                                   $8.698          $12.416          $11.845          $10.520
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   92               83               51               66
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $12.381          $11.823          $10.511           $9.503
  Accumulation Unit Value at end of
   period                                   $8.665          $12.381          $11.823          $10.511
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   72               81               74               12
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.311          $11.780          $10.493           $9.500
  Accumulation Unit Value at end of
   period                                   $8.599          $12.311          $11.780          $10.493
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  246              266              225              415
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.311          $11.780          $10.493           $9.500
  Accumulation Unit Value at end of
   period                                   $8.599          $12.311          $11.780          $10.493
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  246              266              225              415
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.206          $11.715          $10.467           $9.495
  Accumulation Unit Value at end of
   period                                   $8.500          $12.206          $11.715          $10.467
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   61               58               41               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.369          $10.136           $8.772           $7.497
  Accumulation Unit Value at end of
   period                                  $10.334           $9.369          $10.136           $8.772
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,369            4,105            4,886            5,527
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.241          $10.018           $8.688           $7.439
  Accumulation Unit Value at end of
   period                                  $10.174           $9.241          $10.018           $8.688
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  201              244              309              355
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $9.178           $9.960           $8.646           $7.411
  Accumulation Unit Value at end of
   period                                  $10.094           $9.178           $9.960           $8.646
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  547              664              727              798
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.054           $9.844           $8.562           $7.354
  Accumulation Unit Value at end of
   period                                   $9.937           $9.054           $9.844           $8.562
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,212            1,569            1,984            2,384
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.054           $9.844           $8.562           $7.354
  Accumulation Unit Value at end of
   period                                   $9.937           $9.054           $9.844           $8.562
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,212            1,569            1,984            2,384
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.637          $13.776          $12.012          $10.343
  Accumulation Unit Value at end of
   period                                  $13.836          $12.637          $13.776          $12.012
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   52               28                5                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $8.870           $9.673           $8.439           $7.270
  Accumulation Unit Value at end of
   period                                   $9.706           $8.870           $9.673           $8.439
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   80              111              149              195
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.521          $13.689          $11.972          $10.340
  Accumulation Unit Value at end of
   period                                  $13.667          $12.521          $13.689          $11.972
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                6                1                -
OPPENHEIMER CAPITAL APPRECIATION
 FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.889          $10.189           $9.486           $6.686
  Accumulation Unit Value at end of
   period                                  $11.076           $9.889          $10.189           $9.486
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,415            1,965            2,368            2,536
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.755          $10.070           $9.394           $6.635
  Accumulation Unit Value at end of
   period                                  $10.904           $9.755          $10.070           $9.394
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  144              193              254              318
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $9.688          $10.012           $9.349           $6.610
  Accumulation Unit Value at end of
   period                                  $10.819           $9.688          $10.012           $9.349
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  296              321              347              397

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.982          $11.770          $10.198           $9.583
  Accumulation Unit Value at end of
   period                                   $7.497          $11.982          $11.770          $10.198
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,188            5,787            2,448              183
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.914          $11.727          $10.181           $9.580
  Accumulation Unit Value at end of
   period                                   $7.439          $11.914          $11.727          $10.181
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  397              481              349              140
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.880          $11.705          $10.173           $9.578
  Accumulation Unit Value at end of
   period                                   $7.411          $11.880          $11.705          $10.173
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  857              863              571               51
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.813          $11.662          $10.156           $9.575
  Accumulation Unit Value at end of
   period                                   $7.354          $11.813          $11.662          $10.156
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,728            2,959            2,056              550
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.813          $11.662          $10.156           $9.575
  Accumulation Unit Value at end of
   period                                   $7.354          $11.813          $11.662          $10.156
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,728            2,959            2,056              550
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.713          $11.598          $10.130           $9.570
  Accumulation Unit Value at end of
   period                                   $7.270          $11.713          $11.598          $10.130
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  207              205              179               68
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
OPPENHEIMER CAPITAL APPRECIATION
 FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.504          $11.159          $10.530           $9.696
  Accumulation Unit Value at end of
   period                                   $6.686          $12.504          $11.159          $10.530
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,816            2,064              973              216
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.433          $11.118          $10.512           $9.693
  Accumulation Unit Value at end of
   period                                   $6.635          $12.433          $11.118          $10.512
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  356              328              283              134
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $12.398          $11.097          $10.504           $9.691
  Accumulation Unit Value at end of
   period                                   $6.610          $12.398          $11.097          $10.504
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  418              254              151               30

36

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.557           $9.896           $9.259           $6.559
  Accumulation Unit Value at end of
   period                                  $10.650           $9.557           $9.896           $9.259
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  820            1,050            1,367            1,523
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.557           $9.896           $9.259           $6.559
  Accumulation Unit Value at end of
   period                                  $10.650           $9.557           $9.896           $9.259
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  820            1,050            1,367            1,523
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.844          $15.409          $14.454          $10.265
  Accumulation Unit Value at end of
   period                                  $16.501          $14.844          $15.409          $14.454
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   34               22               11                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.363           $9.724           $9.126           $6.484
  Accumulation Unit Value at end of
   period                                  $10.403           $9.363           $9.724           $9.126
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  114              153              190              210
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.707          $15.313          $14.407          $10.262
  Accumulation Unit Value at end of
   period                                  $16.300          $14.707          $15.313          $14.407
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   10               10                3                1
OPPENHEIMER GLOBAL SECURITIES FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.392          $12.655          $11.114           $8.104
  Accumulation Unit Value at end of
   period                                  $13.561          $11.392          $12.655          $11.114
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,769            4,674            5,688            6,438
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.238          $12.508          $11.007           $8.042
  Accumulation Unit Value at end of
   period                                  $13.350          $11.238          $12.508          $11.007
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  198              297              408              487
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.161          $12.435          $10.954           $8.011
  Accumulation Unit Value at end of
   period                                  $13.245          $11.161          $12.435          $10.954
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  638              732              747              813
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.009          $12.291          $10.848           $7.950
  Accumulation Unit Value at end of
   period                                  $13.039          $11.009          $12.291          $10.848
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,696            2,207            2,850            3,440
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.009          $12.291          $10.848           $7.950
  Accumulation Unit Value at end of
   period                                  $13.039          $11.009          $12.291          $10.848
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,696            2,207            2,850            3,440
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.636          $16.381          $14.495          $10.648
  Accumulation Unit Value at end of
   period                                  $17.292          $14.636          $16.381          $14.495
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   78               52               17               10

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.328          $11.057          $10.486           $9.688
  Accumulation Unit Value at end of
   period                                   $6.559          $12.328          $11.057          $10.486
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,718            1,409            1,133              542
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.328          $11.057          $10.486           $9.688
  Accumulation Unit Value at end of
   period                                   $6.559          $12.328          $11.057          $10.486
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,718            1,409            1,133              542
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.223          $10.996          $10.460           $9.683
  Accumulation Unit Value at end of
   period                                   $6.484          $12.223          $10.996          $10.460
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  234              220              186              104
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
OPPENHEIMER GLOBAL SECURITIES FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.801          $13.219          $11.445           $9.607
  Accumulation Unit Value at end of
   period                                   $8.104          $13.801          $13.219          $11.445
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,095            6,504            3,030              344
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.723          $13.171          $11.426           $9.604
  Accumulation Unit Value at end of
   period                                   $8.042          $13.723          $13.171          $11.426
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  563              635              500              198
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $13.684          $13.147          $11.417           $9.602
  Accumulation Unit Value at end of
   period                                   $8.011          $13.684          $13.147          $11.417
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  856              874              497               50
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.606          $13.098          $11.397           $9.599
  Accumulation Unit Value at end of
   period                                   $7.950          $13.606          $13.098          $11.397
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,890            4,104            2,945              833
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.606          $13.098          $11.397           $9.599
  Accumulation Unit Value at end of
   period                                   $7.950          $13.606          $13.098          $11.397
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,890            4,104            2,945              833
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.786          $12.078          $10.692           $7.859
  Accumulation Unit Value at end of
   period                                  $12.736          $10.786          $12.078          $10.692
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   99              151              213              243
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.501          $16.279          $14.447          $10.646
  Accumulation Unit Value at end of
   period                                  $17.081          $14.501          $16.279          $14.447
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    4                3                -                -
OPPENHEIMER MAIN STREET FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.252          $10.451           $9.168           $7.278
  Accumulation Unit Value at end of
   period                                  $11.766          $10.252          $10.451           $9.168
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  206              222              247              283
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.113          $10.329           $9.080           $7.223
  Accumulation Unit Value at end of
   period                                  $11.582          $10.113          $10.329           $9.080
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   23               19               27               37
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $10.044          $10.269           $9.036           $7.195
  Accumulation Unit Value at end of
   period                                  $11.492          $10.044          $10.269           $9.036
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   41               36               35               38
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.908          $10.150           $8.949           $7.140
  Accumulation Unit Value at end of
   period                                  $11.313           $9.908          $10.150           $8.949
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   82              101              132              144
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.908          $10.150           $8.949           $7.140
  Accumulation Unit Value at end of
   period                                  $11.313           $9.908          $10.150           $8.949
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   82              101              132              144
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.329          $14.716          $13.007          $10.404
  Accumulation Unit Value at end of
   period                                  $16.321          $14.329          $14.716          $13.007
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8                2                1                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.707           $9.974           $8.820           $7.058
  Accumulation Unit Value at end of
   period                                  $11.050           $9.707           $9.974           $8.820
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   25               24               42               46
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.197          $14.624          $12.965          $10.401
  Accumulation Unit Value at end of
   period                                  $16.122          $14.197          $14.624          $12.965
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.491          $13.026          $11.369           $9.594
  Accumulation Unit Value at end of
   period                                   $7.859          $13.491          $13.026          $11.369
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  253              274              207               97
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
OPPENHEIMER MAIN STREET FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.051          $11.757          $10.410           $9.592
  Accumulation Unit Value at end of
   period                                   $7.278          $12.051          $11.757          $10.410
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  403              439              202               35
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.982          $11.714          $10.393           $9.589
  Accumulation Unit Value at end of
   period                                   $7.223          $11.982          $11.714          $10.393
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   41               43               35               12
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.948          $11.692          $10.384           $9.587
  Accumulation Unit Value at end of
   period                                   $7.195          $11.948          $11.692          $10.384
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   40               47               33                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.881          $11.649          $10.366           $9.584
  Accumulation Unit Value at end of
   period                                   $7.140          $11.881          $11.649          $10.366
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  191              211              210               95
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.881          $11.649          $10.366           $9.584
  Accumulation Unit Value at end of
   period                                   $7.140          $11.881          $11.649          $10.366
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  191              211              210               95
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.780          $11.585          $10.340           $9.579
  Accumulation Unit Value at end of
   period                                   $7.058          $11.780          $11.585          $10.340
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   55               40               27               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

38

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-
 CAP FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.406          $11.873           $9.804           $7.278
  Accumulation Unit Value at end of
   period                                  $13.209          $11.406          $11.873           $9.804
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,690            2,651            3,047            3,405
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.251          $11.735           $9.710           $7.222
  Accumulation Unit Value at end of
   period                                  $13.003          $11.251          $11.735           $9.710
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  201              299              395              494
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.175          $11.667           $9.663           $7.194
  Accumulation Unit Value at end of
   period                                  $12.902          $11.175          $11.667           $9.663
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  370              382              400              438
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.023          $11.532           $9.570           $7.139
  Accumulation Unit Value at end of
   period                                  $12.701          $11.023          $11.532           $9.570
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,195            1,675            2,125            2,551
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.023          $11.532           $9.570           $7.139
  Accumulation Unit Value at end of
   period                                  $12.701          $11.023          $11.532           $9.570
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,195            1,675            2,125            2,551
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.547          $17.354          $14.438          $10.798
  Accumulation Unit Value at end of
   period                                  $19.019          $16.547          $17.354          $14.438
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   45               40               14                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.799          $11.331           $9.432           $7.058
  Accumulation Unit Value at end of
   period                                  $12.406          $10.799          $11.331           $9.432
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  143              192              243              278
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.394          $17.245          $14.391          $10.795
  Accumulation Unit Value at end of
   period                                  $18.787          $16.394          $17.245          $14.391
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                4                1                -
OPPENHEIMER SMALL & MID-CAP GROWTH
 FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.415           $9.488           $7.582           $5.825
  Accumulation Unit Value at end of
   period                                  $10.764           $9.415           $9.488           $7.582
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  165              186              143              111
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.288           $9.378           $7.509           $5.780
  Accumulation Unit Value at end of
   period                                  $10.597           $9.288           $9.378           $7.509
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   41               48               31               33

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-
 CAP FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.929          $12.292          $10.893           $9.300
  Accumulation Unit Value at end of
   period                                   $7.278          $11.929          $12.292          $10.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,795            3,542            2,022              320
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.861          $12.247          $10.875           $9.297
  Accumulation Unit Value at end of
   period                                   $7.222          $11.861          $12.247          $10.875
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  575              588              522              180
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.827          $12.224          $10.866           $9.295
  Accumulation Unit Value at end of
   period                                   $7.194          $11.827          $12.224          $10.866
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  499              473              313               39
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.760          $12.179          $10.848           $9.292
  Accumulation Unit Value at end of
   period                                   $7.139          $11.760          $12.179          $10.848
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,834            2,792            2,402              793
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.760          $12.179          $10.848           $9.292
  Accumulation Unit Value at end of
   period                                   $7.139          $11.760          $12.179          $10.848
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,834            2,792            2,402              793
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.661          $12.113          $10.821           $9.287
  Accumulation Unit Value at end of
   period                                   $7.058          $11.661          $12.113          $10.821
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  314              325              264               85
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
OPPENHEIMER SMALL & MID-CAP GROWTH
 FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.654          $11.168          $11.049           $9.483
  Accumulation Unit Value at end of
   period                                   $5.825          $11.654          $11.168          $11.049
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  109               91               49                5
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.588          $11.127          $11.031           $9.480
  Accumulation Unit Value at end of
   period                                   $5.780          $11.588          $11.127          $11.031
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   31               29               23                8

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $9.224           $9.323           $7.472           $5.758
  Accumulation Unit Value at end of
   period                                  $10.514           $9.224           $9.323           $7.472
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  136              186              102               16
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.099           $9.215           $7.400           $5.714
  Accumulation Unit Value at end of
   period                                  $10.350           $9.099           $9.215           $7.400
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   67               81               83               56
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.099           $9.215           $7.400           $5.714
  Accumulation Unit Value at end of
   period                                  $10.350           $9.099           $9.215           $7.400
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   67               81               83               56
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.364          $16.614          $13.376          $10.354
  Accumulation Unit Value at end of
   period                                  $18.568          $16.364          $16.614          $13.376
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    5                1                6                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $8.914           $9.055           $7.294           $5.649
  Accumulation Unit Value at end of
   period                                  $10.110           $8.914           $9.055           $7.294
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   12               18               13               11
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.213          $16.510          $13.332          $10.351
  Accumulation Unit Value at end of
   period                                  $18.342          $16.213          $16.510          $13.332
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                1                -                -
PUTNAM VT DIVERSIFIED INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $19.920          $20.903          $18.852          $12.330
  Accumulation Unit Value at end of
   period                                  $21.863          $19.920          $20.903          $18.852
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,506            1,049            1,271            1,667
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $15.403          $16.196          $14.636           $9.592
  Accumulation Unit Value at end of
   period                                  $16.872          $15.403          $16.196          $14.636
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   95              117              153              159
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $15.613          $16.433          $14.865           $9.752
  Accumulation Unit Value at end of
   period                                  $17.085          $15.613          $16.433          $14.865
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  242              258              252              322
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $19.004          $20.042          $18.165          $11.940
  Accumulation Unit Value at end of
   period                                  $20.753          $19.004          $20.042          $18.165
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  373              479              597              684
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $19.004          $20.042          $18.165          $11.940
  Accumulation Unit Value at end of
   period                                  $20.753          $19.004          $20.042          $18.165
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  373              479              597              684

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.555          $11.106          $11.022           $9.478
  Accumulation Unit Value at end of
   period                                   $5.758          $11.555          $11.106          $11.022
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   15               15                6                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.490          $11.065          $11.003           $9.475
  Accumulation Unit Value at end of
   period                                   $5.714          $11.490          $11.065          $11.003
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   66               62               48               19
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.490          $11.065          $11.003           $9.475
  Accumulation Unit Value at end of
   period                                   $5.714          $11.490          $11.065          $11.003
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   66               62               48               19
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.392          $11.005          $10.975           $9.470
  Accumulation Unit Value at end of
   period                                   $5.649          $11.392          $11.005          $10.975
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   12               12                8                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT DIVERSIFIED INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $18.109          $17.671          $16.893          $16.626
  Accumulation Unit Value at end of
   period                                  $12.330          $18.109          $17.671          $16.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  939              917              366               90
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.116          $13.802          $13.221          $13.029
  Accumulation Unit Value at end of
   period                                   $9.592          $14.116          $13.802          $13.221
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  120              121              100               36
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $14.366          $14.060          $13.481          $13.295
  Accumulation Unit Value at end of
   period                                   $9.752          $14.366          $14.060          $13.481
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  188              167               49               13
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $17.625          $17.285          $16.607          $16.399
  Accumulation Unit Value at end of
   period                                  $11.940          $17.625          $17.285          $16.607
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  566              528              342              147
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.625          $17.285          $16.607          $16.399
  Accumulation Unit Value at end of
   period                                  $11.940          $17.625          $17.285          $16.607
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  566              528              342              147

40

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.487          $17.431          $15.838          $10.437
  Accumulation Unit Value at end of
   period                                  $17.960          $16.487          $17.431          $15.838
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   34               20               10                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.855          $15.714          $14.285           $9.418
  Accumulation Unit Value at end of
   period                                  $16.174          $14.855          $15.714          $14.285
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   28               31               36               48
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.334          $17.322          $15.786          $10.434
  Accumulation Unit Value at end of
   period                                  $17.741          $16.334          $17.322          $15.786
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                2                1
PUTNAM VT EQUITY INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.553          $14.509          $13.092          $10.438
  Accumulation Unit Value at end of
   period                                  $17.086          $14.553          $14.509          $13.092
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  178              183              186              171
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.463          $14.448          $13.063          $10.436
  Accumulation Unit Value at end of
   period                                  $16.947          $14.463          $14.448          $13.063
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   14               18               34               34
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $14.418          $14.418          $13.049          $10.435
  Accumulation Unit Value at end of
   period                                  $16.878          $14.418          $14.418          $13.049
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   93               61               15               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.329          $14.357          $13.021          $10.433
  Accumulation Unit Value at end of
   period                                  $16.740          $14.329          $14.357          $13.021
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   75               88               92              104
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.329          $14.357          $13.021          $10.433
  Accumulation Unit Value at end of
   period                                  $16.740          $14.329          $14.357          $13.021
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   75               88               92              104
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.219          $14.282          $12.985          $10.430
  Accumulation Unit Value at end of
   period                                  $16.570          $14.219          $14.282          $12.985
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   10                5                1                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.197          $14.267          $12.978          $10.430
  Accumulation Unit Value at end of
   period                                  $16.536          $14.197          $14.267          $12.978
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   15               20               21               24

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.944          $13.716          $13.218          $13.078
  Accumulation Unit Value at end of
   period                                   $9.418          $13.944          $13.716          $13.218
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   25               22               17               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT EQUITY INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.087          $14.193          $12.942          $10.427
  Accumulation Unit Value at end of
   period                                  $16.367          $14.087          $14.193          $12.942
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GEORGE PUTNAM BALANCED FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.564          $10.445           $9.577           $7.746
  Accumulation Unit Value at end of
   period                                  $11.699          $10.564          $10.445           $9.577
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  292              358              378              406
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.026          $10.924          $10.036           $8.134
  Accumulation Unit Value at end of
   period                                  $12.187          $11.026          $10.924          $10.036
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   45               61               46               46
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $9.967           $9.884           $9.090           $7.374
  Accumulation Unit Value at end of
   period                                  $11.005           $9.967           $9.884           $9.090
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   40               35               44               46
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.078          $10.014           $9.228           $7.501
  Accumulation Unit Value at end of
   period                                  $11.105          $10.078          $10.014           $9.228
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   75               92              126              141
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.078          $10.014           $9.228           $7.501
  Accumulation Unit Value at end of
   period                                  $11.105          $10.078          $10.014           $9.228
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   75               92              126              141
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.787          $13.735          $12.688          $10.340
  Accumulation Unit Value at end of
   period                                  $15.155          $13.787          $13.735          $12.688
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.483           $9.452           $8.735           $7.122
  Accumulation Unit Value at end of
   period                                  $10.419           $9.483           $9.452           $8.735
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   20               28               22               48
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.660          $13.649          $12.646          $10.337
  Accumulation Unit Value at end of
   period                                  $14.970          $13.660          $13.649          $12.646
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $35.664          $36.392          $32.243          $24.232
  Accumulation Unit Value at end of
   period                                  $40.082          $35.664          $36.392          $32.243
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  149              147              162              151

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GEORGE PUTNAM BALANCED FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.278          $13.365          $12.134          $11.639
  Accumulation Unit Value at end of
   period                                   $7.746          $13.278          $13.365          $12.134
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  474              515              210               41
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.971          $14.090          $12.818          $12.311
  Accumulation Unit Value at end of
   period                                   $8.134          $13.971          $14.090          $12.818
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   69              152               66               11
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $12.680          $12.801          $11.657          $11.203
  Accumulation Unit Value at end of
   period                                   $7.374          $12.680          $12.801          $11.657
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   55               50               24                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.924          $13.073          $11.929          $11.480
  Accumulation Unit Value at end of
   period                                   $7.501          $12.924          $13.073          $11.929
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  153              480              320               56
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.924          $13.073          $11.929          $11.480
  Accumulation Unit Value at end of
   period                                   $7.501          $12.924          $13.073          $11.929
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  153              480              320               56
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.307          $12.487          $11.428          $11.020
  Accumulation Unit Value at end of
   period                                   $7.122          $12.307          $12.487          $11.428
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   54               61               73               10
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $36.928          $36.452          $32.820          $30.837
  Accumulation Unit Value at end of
   period                                  $24.232          $36.928          $36.452          $32.820
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  171              164               85               18

42

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.659          $10.898           $9.675           $7.286
  Accumulation Unit Value at end of
   period                                  $11.955          $10.659          $10.898           $9.675
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   38               62               72               62
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.047          $11.306          $10.047           $7.573
  Accumulation Unit Value at end of
   period                                  $12.378          $11.047          $11.306          $10.047
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   51               99              104              106
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $34.024          $34.892          $31.068          $23.466
  Accumulation Unit Value at end of
   period                                  $38.047          $34.024          $34.892          $31.068
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   56               56               58               67
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $34.024          $34.892          $31.068          $23.466
  Accumulation Unit Value at end of
   period                                  $38.047          $34.024          $34.892          $31.068
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   56               56               58               67
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.034          $15.457          $13.797          $10.447
  Accumulation Unit Value at end of
   period                                  $16.770          $15.034          $15.457          $13.797
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                -                1                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.510          $10.811           $9.655           $7.314
  Accumulation Unit Value at end of
   period                                  $11.718          $10.510          $10.811           $9.655
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   22               22               25               30
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.895          $15.360          $13.752          $10.444
  Accumulation Unit Value at end of
   period                                  $16.566          $14.895          $15.360          $13.752
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GROWTH AND INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $43.524          $46.379          $41.203          $32.252
  Accumulation Unit Value at end of
   period                                  $51.031          $43.524          $46.379          $41.203
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   25               33               37               39
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.460          $11.168           $9.941           $7.797
  Accumulation Unit Value at end of
   period                                  $12.239          $10.460          $11.168           $9.941
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   21               21               21               20
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $9.236           $9.871           $8.796           $6.906
  Accumulation Unit Value at end of
   period                                  $10.796           $9.236           $9.871           $8.796
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   36               32               40               39
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $41.521          $44.467          $39.702          $31.233
  Accumulation Unit Value at end of
   period                                  $48.440          $41.521          $44.467          $39.702
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   14               16               17               21

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.125          $11.004           $9.927           $9.340
  Accumulation Unit Value at end of
   period                                   $7.286          $11.125          $11.004           $9.927
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   46               43               24                2
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.576          $11.462          $10.351           $9.744
  Accumulation Unit Value at end of
   period                                   $7.573          $11.576          $11.462          $10.351
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   89               36               11                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $35.941          $35.656          $32.264          $30.415
  Accumulation Unit Value at end of
   period                                  $23.466          $35.941          $35.656          $32.264
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   65               66               50               14
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $35.941          $35.656          $32.264          $30.415
  Accumulation Unit Value at end of
   period                                  $23.466          $35.941          $35.656          $32.264
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   65               66               50               14
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.237          $11.181          $10.148           $9.585
  Accumulation Unit Value at end of
   period                                   $7.314          $11.237          $11.181          $10.148
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   47               45               55               32
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GROWTH AND INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $53.461          $57.815          $50.684          $47.143
  Accumulation Unit Value at end of
   period                                  $32.252          $53.461          $57.815          $50.684
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   41               37               18                4
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.951          $14.034          $12.327          $11.482
  Accumulation Unit Value at end of
   period                                   $7.797          $12.951          $14.034          $12.327
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   20               21               19                6
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.481          $12.454          $10.950          $10.206
  Accumulation Unit Value at end of
   period                                   $6.906          $11.481          $12.454          $10.950
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   40               37               17                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $52.033          $56.552          $49.825          $46.499
  Accumulation Unit Value at end of
   period                                  $31.233          $52.033          $56.552          $49.825
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   22               27               22               10

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $41.521          $44.467          $39.702          $31.233
  Accumulation Unit Value at end of
   period                                  $48.440          $41.521          $44.467          $39.702
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   14               16               17               21
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.531          $14.527          $13.003          $10.255
  Accumulation Unit Value at end of
   period                                  $15.746          $13.531          $14.527          $13.003
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $8.787           $9.439           $8.453           $6.670
  Accumulation Unit Value at end of
   period                                  $10.220           $8.787           $9.439           $8.453
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   12               12               16               16
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.405          $14.436          $12.960          $10.252
  Accumulation Unit Value at end of
   period                                  $15.553          $13.405          $14.436          $12.960
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INTERNATIONAL EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.329          $18.752          $17.318          $14.119
  Accumulation Unit Value at end of
   period                                  $18.392          $15.329          $18.752          $17.318
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  961            1,218            1,316            1,424
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $6.530           $8.004           $7.407           $6.051
  Accumulation Unit Value at end of
   period                                   $7.819           $6.530           $8.004           $7.407
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  373              470              505              602
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $8.100           $9.939           $9.206           $7.528
  Accumulation Unit Value at end of
   period                                   $9.689           $8.100           $9.939           $9.206
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  336              400              380              403
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.624          $17.979          $16.687          $13.673
  Accumulation Unit Value at end of
   period                                  $17.458          $14.624          $17.979          $16.687
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  693              882            1,001            1,163
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.624          $17.979          $16.687          $13.673
  Accumulation Unit Value at end of
   period                                  $17.458          $14.624          $17.979          $16.687
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  693              882            1,001            1,163
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.344          $13.982          $13.010          $10.687
  Accumulation Unit Value at end of
   period                                  $13.509          $11.344          $13.982          $13.010
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   35               29                8                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $7.706           $9.503           $8.847           $7.271
  Accumulation Unit Value at end of
   period                                   $9.173           $7.706           $9.503           $8.847
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  195              238              254              283

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $52.033          $56.552          $49.825          $46.499
  Accumulation Unit Value at end of
   period                                  $31.233          $52.033          $56.552          $49.825
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   22               27               22               10
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.145          $12.149          $10.736          $10.039
  Accumulation Unit Value at end of
   period                                   $6.670          $11.145          $12.149          $10.736
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   17               21               22               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INTERNATIONAL EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $25.598          $24.003          $19.096          $16.749
  Accumulation Unit Value at end of
   period                                  $14.119          $25.598          $24.003          $19.096
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,619            1,496              970              222
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.992          $10.328           $8.233           $7.231
  Accumulation Unit Value at end of
   period                                   $6.051          $10.992          $10.328           $8.233
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  728              692              658              324
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $13.690          $12.875          $10.274           $9.029
  Accumulation Unit Value at end of
   period                                   $7.528          $13.690          $12.875          $10.274
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  488              468              337               49
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $24.914          $23.478          $18.773          $16.520
  Accumulation Unit Value at end of
   period                                  $13.673          $24.914          $23.478          $18.773
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,346            1,317            1,177              552
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $24.914          $23.478          $18.773          $16.520
  Accumulation Unit Value at end of
   period                                  $13.673          $24.914          $23.478          $18.773
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,346            1,317            1,177              552
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.288          $12.560          $10.073           $8.882
  Accumulation Unit Value at end of
   period                                   $7.271          $13.288          $12.560          $10.073
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  327              322              283              140

44

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.239          $13.894          $12.967          $10.684
  Accumulation Unit Value at end of
   period                                  $13.344          $11.239          $13.894          $12.967
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                7                1                -
PUTNAM VT INTERNATIONAL VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.752           $6.780           $6.431           $5.178
  Accumulation Unit Value at end of
   period                                   $6.890           $5.752           $6.780           $6.431
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   28               19               15               14
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $5.703           $6.735           $6.401           $5.165
  Accumulation Unit Value at end of
   period                                   $6.817           $5.703           $6.735           $6.401
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                3                3                5
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $5.679           $6.713           $6.387           $5.158
  Accumulation Unit Value at end of
   period                                   $6.781           $5.679           $6.713           $6.387
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   18               15               13               11
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $5.630           $6.669           $6.358           $5.145
  Accumulation Unit Value at end of
   period                                   $6.710           $5.630           $6.669           $6.358
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   15               32               31                9
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $5.630           $6.669           $6.358           $5.145
  Accumulation Unit Value at end of
   period                                   $6.710           $5.630           $6.669           $6.358
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   15               32               31                9
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.670          $13.858          $13.244          $10.745
  Accumulation Unit Value at end of
   period                                  $13.874          $11.670          $13.858          $13.244
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                1                1                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $5.559           $6.604           $6.314           $5.125
  Accumulation Unit Value at end of
   period                                   $6.605           $5.559           $6.604           $6.314
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    5                5                6                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.563          $13.772          $13.201          $10.742
  Accumulation Unit Value at end of
   period                                  $13.704          $11.563          $13.772          $13.201
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INVESTORS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.581           $8.716           $7.774           $6.038
  Accumulation Unit Value at end of
   period                                   $9.866           $8.581           $8.716           $7.774
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,259            2,028            2,342            2,234

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INTERNATIONAL VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.748           $9.864                -                -
  Accumulation Unit Value at end of
   period                                   $5.178           $9.748                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   21                1                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.743           $9.861                -                -
  Accumulation Unit Value at end of
   period                                   $5.165           $9.743                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $9.740           $9.860                -                -
  Accumulation Unit Value at end of
   period                                   $5.158           $9.740                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   10                8                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.735           $9.857                -                -
  Accumulation Unit Value at end of
   period                                   $5.145           $9.735                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8                1                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.735           $9.857                -                -
  Accumulation Unit Value at end of
   period                                   $5.145           $9.735                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8                1                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.726           $9.853                -                -
  Accumulation Unit Value at end of
   period                                   $5.125           $9.726                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INVESTORS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.150          $10.876           $9.700           $8.601
  Accumulation Unit Value at end of
   period                                   $6.038          $10.150          $10.876           $9.700
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,480            1,194              207               14

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $5.866           $5.970           $5.336           $4.153
  Accumulation Unit Value at end of
   period                                   $6.731           $5.866           $5.970           $5.336
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  107              157              194              212
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $6.286           $6.404           $5.729           $4.463
  Accumulation Unit Value at end of
   period                                   $7.206           $6.286           $6.404           $5.729
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  279              352              407              472
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $8.186           $8.357           $7.491           $5.848
  Accumulation Unit Value at end of
   period                                   $9.366           $8.186           $8.357           $7.491
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  522              717              890              934
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $8.186           $8.357           $7.491           $5.848
  Accumulation Unit Value at end of
   period                                   $9.366           $8.186           $8.357           $7.491
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  522              717              890              934
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.148          $14.479          $13.011          $10.182
  Accumulation Unit Value at end of
   period                                  $16.145          $14.148          $14.479          $13.011
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   11               11               10                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $5.981           $6.124           $5.506           $4.311
  Accumulation Unit Value at end of
   period                                   $6.822           $5.981           $6.124           $5.506
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   77              103              108              119
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.017          $14.388          $12.969          $10.179
  Accumulation Unit Value at end of
   period                                  $15.948          $14.017          $14.388          $12.969
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                3                3                -
PUTNAM VT MULTI-CAP GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.562          $12.378          $10.727                -
  Accumulation Unit Value at end of
   period                                  $13.286          $11.562          $12.378                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   31               40               51                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.531          $12.369          $10.726                -
  Accumulation Unit Value at end of
   period                                  $13.224          $11.531          $12.369                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   16               20               22                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.516          $12.365          $10.725                -
  Accumulation Unit Value at end of
   period                                  $13.193          $11.516          $12.365                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                5               10                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $6.994           $7.509           $6.711           $5.958
  Accumulation Unit Value at end of
   period                                   $4.153           $6.994           $7.509           $6.711
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  240              139               47               11
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $7.525           $8.087           $7.235           $6.428
  Accumulation Unit Value at end of
   period                                   $4.463           $7.525           $8.087           $7.235
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  486              153                6                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.879          $10.638           $9.535           $8.483
  Accumulation Unit Value at end of
   period                                   $5.848           $9.879          $10.638           $9.535
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,086              525              105               24
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.879          $10.638           $9.535           $8.483
  Accumulation Unit Value at end of
   period                                   $5.848           $9.879          $10.638           $9.535
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,086              525              105               24
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $7.304           $7.890           $7.093           $6.323
  Accumulation Unit Value at end of
   period                                   $4.311           $7.304           $7.890           $7.093
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  129               75               17               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT MULTI-CAP GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

46

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.485          $12.357          $10.723                -
  Accumulation Unit Value at end of
   period                                  $13.131          $11.485          $12.357                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   13               15               24                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.485          $12.357          $10.723                -
  Accumulation Unit Value at end of
   period                                  $13.131          $11.485          $12.357                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   13               15               24                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.446          $12.346          $10.721                -
  Accumulation Unit Value at end of
   period                                  $13.054          $11.446          $12.346                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.438          $12.344          $10.721                -
  Accumulation Unit Value at end of
   period                                  $13.039          $11.438          $12.344                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8                6               12                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.400          $12.333          $10.719                -
  Accumulation Unit Value at end of
   period                                  $12.963          $11.400          $12.333                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT SMALL CAP VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $20.208          $21.552          $17.383          $13.429
  Accumulation Unit Value at end of
   period                                  $23.365          $20.208          $21.552          $17.383
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  707              653              831              961
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $18.557          $19.832          $16.027          $12.406
  Accumulation Unit Value at end of
   period                                  $21.413          $18.557          $19.832          $16.027
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   99              110              145              183
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $17.624          $18.853          $15.251          $11.818
  Accumulation Unit Value at end of
   period                                  $20.316          $17.624          $18.853          $15.251
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  123              133              135              131
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $19.278          $20.664          $16.750          $13.005
  Accumulation Unit Value at end of
   period                                  $22.178          $19.278          $20.664          $16.750
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  484              521              681              829
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $19.278          $20.664          $16.750          $13.005
  Accumulation Unit Value at end of
   period                                  $22.178          $19.278          $20.664          $16.750
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  484              521              681              829
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.751          $16.925          $13.754          $10.705
  Accumulation Unit Value at end of
   period                                  $18.075          $15.751          $16.925          $13.754
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   33               18                7                1

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT SMALL CAP VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $22.504          $26.199          $22.697          $19.908
  Accumulation Unit Value at end of
   period                                  $13.429          $22.504          $26.199          $22.697
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,037            1,189              721              138
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $20.832          $24.301          $21.094          $18.527
  Accumulation Unit Value at end of
   period                                  $12.406          $20.832          $24.301          $21.094
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  205              226              206               86
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $19.863          $23.195          $20.154          $17.713
  Accumulation Unit Value at end of
   period                                  $11.818          $19.863          $23.195          $20.154
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  151              187              144               20
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $21.902          $25.627          $22.312          $19.636
  Accumulation Unit Value at end of
   period                                  $13.005          $21.902          $25.627          $22.312
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  924            1,059            1,003              450
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $21.902          $25.627          $22.312          $19.636
  Accumulation Unit Value at end of
   period                                  $13.005          $21.902          $25.627          $22.312
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  924            1,059            1,003              450
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.767          $18.027          $14.656          $11.414
  Accumulation Unit Value at end of
   period                                  $19.233          $16.767          $18.027          $14.656
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   75              101              118              136
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.605          $16.819          $13.709          $10.702
  Accumulation Unit Value at end of
   period                                  $17.855          $15.605          $16.819          $13.709
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                4                -                -
PUTNAM VT VOYAGER FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $53.775          $66.516          $55.951          $34.689
  Accumulation Unit Value at end of
   period                                  $60.452          $53.775          $66.516          $55.951
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   28              105               53               76
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $5.391           $6.682           $5.632           $3.498
  Accumulation Unit Value at end of
   period                                   $6.048           $5.391           $6.682           $5.632
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   53              123               99              132
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $6.643           $8.242           $6.954           $4.324
  Accumulation Unit Value at end of
   period                                   $7.446           $6.643           $8.242           $6.954
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   62               91              120              235
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $51.301          $63.774          $53.913          $33.592
  Accumulation Unit Value at end of
   period                                  $57.383          $51.301          $63.774          $53.913
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   14               46               27               73
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $51.301          $63.774          $53.913          $33.592
  Accumulation Unit Value at end of
   period                                  $57.383          $51.301          $63.774          $53.913
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   14               46               27               73
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.920          $19.840          $16.815          $10.503
  Accumulation Unit Value at end of
   period                                  $17.763          $15.920          $19.840          $16.815
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                7                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $6.321           $7.881           $6.683           $4.176
  Accumulation Unit Value at end of
   period                                   $7.049           $6.321           $7.881           $6.683
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   18               32               37               77
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.773          $19.716          $16.760          $10.500
  Accumulation Unit Value at end of
   period                                  $17.546          $15.773          $19.716          $16.760
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                2                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $19.281          $22.627          $19.760          $17.424
  Accumulation Unit Value at end of
   period                                  $11.414          $19.281          $22.627          $19.760
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  149              162              187               67
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT VOYAGER FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $55.979          $53.906          $51.952          $46.089
  Accumulation Unit Value at end of
   period                                  $34.689          $55.979          $53.906          $51.952
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8                7                6                3
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $5.657           $5.458           $5.271           $4.682
  Accumulation Unit Value at end of
   period                                   $3.498           $5.657           $5.458           $5.271
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   18               33               34                3
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $6.999           $6.760           $6.535           $5.809
  Accumulation Unit Value at end of
   period                                   $4.324           $6.999           $6.760           $6.535
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    4                2                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $54.483          $52.728          $51.072          $45.459
  Accumulation Unit Value at end of
   period                                  $33.592          $54.483          $52.728          $51.072
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   11               14               13                7
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $54.483          $52.728          $51.072          $45.459
  Accumulation Unit Value at end of
   period                                  $33.592          $54.483          $52.728          $51.072
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   11               14               13                7
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $6.794           $6.595           $6.407           $5.714
  Accumulation Unit Value at end of
   period                                   $4.176           $6.794           $6.595           $6.407
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   12               14               15               17
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

48

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.098          $18.763          $16.029           $9.574
  Accumulation Unit Value at end of
   period                                  $17.806          $15.098          $18.763          $16.029
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  749              965            1,197            1,193
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.893          $18.546          $15.875           $9.501
  Accumulation Unit Value at end of
   period                                  $17.530          $14.893          $18.546          $15.875
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   74              116              161              193
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $14.791          $18.438          $15.798           $9.464
  Accumulation Unit Value at end of
   period                                  $17.393          $14.791          $18.438          $15.798
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  200              254              320              360
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.591          $18.224          $15.646           $9.392
  Accumulation Unit Value at end of
   period                                  $17.122          $14.591          $18.224          $15.646
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  465              563              805              975
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.591          $18.224          $15.646           $9.392
  Accumulation Unit Value at end of
   period                                  $17.122          $14.591          $18.224          $15.646
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  465              563              805              975
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.465          $20.616          $17.744          $10.678
  Accumulation Unit Value at end of
   period                                  $19.273          $16.465          $20.616          $17.744
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   36               38               19                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.294          $17.908          $15.421           $9.284
  Accumulation Unit Value at end of
   period                                  $16.725          $14.294          $17.908          $15.421
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   36               55               90              134
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.313          $20.487          $17.686          $10.675
  Accumulation Unit Value at end of
   period                                  $19.038          $16.313          $20.487          $17.686
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    4                4                1                -
UIF MID CAP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.656          $16.044          $12.325           $7.958
  Accumulation Unit Value at end of
   period                                  $15.648          $14.656          $16.044          $12.325
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  356              752              730              639
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.457          $15.857          $12.206           $7.897
  Accumulation Unit Value at end of
   period                                  $15.405          $14.457          $15.857          $12.206
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   23               60               78               93

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
UIF EMERGING MARKETS EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $22.490          $16.270          $12.052           $9.032
  Accumulation Unit Value at end of
   period                                   $9.574          $22.490          $16.270          $12.052
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,129              859              360              110
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $22.363          $16.210          $12.032           $9.029
  Accumulation Unit Value at end of
   period                                   $9.501          $22.363          $16.210          $12.032
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  151              152               90               10
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $22.299          $16.180          $12.022           $9.027
  Accumulation Unit Value at end of
   period                                   $9.464          $22.299          $16.180          $12.022
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  301              317              195               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $22.173          $16.121          $12.002           $9.024
  Accumulation Unit Value at end of
   period                                   $9.392          $22.173          $16.121          $12.002
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  804              818              581              162
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $22.173          $16.121          $12.002           $9.024
  Accumulation Unit Value at end of
   period                                   $9.392          $22.173          $16.121          $12.002
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  804              818              581              162
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $21.986          $16.032          $11.972           $9.020
  Accumulation Unit Value at end of
   period                                   $9.284          $21.986          $16.032          $11.972
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  122              183              123               82
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
UIF MID CAP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.205          $12.601          $11.732           $9.494
  Accumulation Unit Value at end of
   period                                   $7.958          $15.205          $12.601          $11.732
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  770              400              135               21
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $15.119          $12.554          $11.712           $9.491
  Accumulation Unit Value at end of
   period                                   $7.897          $15.119          $12.554          $11.712
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   89               44               37               13

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $14.359          $15.765          $12.147           $7.867
  Accumulation Unit Value at end of
   period                                  $15.285          $14.359          $15.765          $12.147
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   83              239              230              251
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.164          $15.582          $12.030           $7.807
  Accumulation Unit Value at end of
   period                                  $15.047          $14.164          $15.582          $12.030
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  118              307              441              564
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.164          $15.582          $12.030           $7.807
  Accumulation Unit Value at end of
   period                                  $15.047          $14.164          $15.582          $12.030
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  118              307              441              564
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $18.513          $20.419          $15.804          $10.281
  Accumulation Unit Value at end of
   period                                  $19.619          $18.513          $20.419          $15.804
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   19               28               17                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.876          $15.312          $11.857           $7.717
  Accumulation Unit Value at end of
   period                                  $14.697          $13.876          $15.312          $11.857
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   11               26               41               58
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $18.343          $20.291          $15.752          $10.278
  Accumulation Unit Value at end of
   period                                  $19.380          $18.343          $20.291          $15.752
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                4                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $15.076          $12.531          $11.703           $9.489
  Accumulation Unit Value at end of
   period                                   $7.867          $15.076          $12.531          $11.703
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  241              276               48                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.991          $12.485          $11.683           $9.486
  Accumulation Unit Value at end of
   period                                   $7.807          $14.991          $12.485          $11.683
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  573              249              172               72
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.991          $12.485          $11.683           $9.486
  Accumulation Unit Value at end of
   period                                   $7.807          $14.991          $12.485          $11.683
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  573              249              172               72
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.864          $12.417          $11.654           $9.481
  Accumulation Unit Value at end of
   period                                   $7.717          $14.864          $12.417          $11.654
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   60              147               67               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                     PART A

WELLS FARGO DIRECTOR M OUTLOOK


HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT THREE (EST. 6/22/94)
HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT THREE (EST. 6/22/94)
P.O. BOX 14293
LEXINGTON, KY 40512-4293

1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (REGISTERED REPRESENTATIVES)
WWW.HARTFORDINVESTOR.COM

                                                             [THE HARTFORD LOGO]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This variable annuity prospectus describes a contract between each Owner and joint Owner ("you") and Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company ("us," "we" or "our"). This Contract is closed to new investors. This variable annuity allows you to allocate your Premium Payment among the following portfolio companies:

X  Invesco

X  AllianceBernstein L.P.

X  Fidelity Investments

X  Hartford HLS Funds

X  Lord, Abbett & Co. LLC

X  Oppenheimer Variable Account Funds

X  Putnam Investments, LLC

X  The Universal Institutional Funds, Inc.


X  WellsFargo Variable Trust Funds


Please read this prospectus carefully before investing and keep it for your records and for future reference. You can also contact us to get a Statement of Additional Information free of charge. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission ("SEC" or "Commission"). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn't approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can also be obtained from us or the SEC's website (www.sec.gov).

This variable annuity may not be suitable for everyone. This variable annuity may not be appropriate for people who do not have a long investment time horizon or intend to engage in market timing. You will get NO ADDITIONAL TAX advantage from this variable annuity if you are investing in a variable annuity through a tax-advantaged retirement plan (such as a 401(k) plan or Individual Retirement Account ("IRA")). This prospectus is not intended to provide tax, accounting or legal advice.

          NOT INSURED BY FDIC OR ANY                MAY LOSE            NOT A DEPOSIT OF OR GUARANTEED BY           [NOT FDIC BANK
          FEDERAL GOVERNMENT AGENCY                  VALUE                ANY BANK OR ANY BANK AFFILIATE                IMAGE]

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PROSPECTUS DATED: MAY 1, 2013



STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2013

2

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TABLE OF CONTENTS


                                                                        PAGE
--------------------------------------------------------------------------------
1. HIGHLIGHTS                                                                  3
2. SYNOPSIS                                                                    5
3. GENERAL INFORMATION                                                         8
  The Company                                                                  8
  The Separate Account                                                         8
  The Funds                                                                    8
  Fixed Accumulation Feature                                                  10
4. PERFORMANCE RELATED INFORMATION                                            11
5. THE CONTRACT                                                               11
  a.  Purchases and Contract Value                                            11
  b.  Charges and Fees                                                        19
  c.  Surrenders                                                              20
  d.  Annuity Payouts                                                         22
  e.  Standard Death Benefits                                                 25
6. OPTIONAL DEATH BENEFITS                                                    29
  a.  MAV Plus                                                                29
7. OPTIONAL WITHDRAWAL BENEFITS                                               31
  a.  The Hartford's Principal First Preferred                                31
  b.  The Hartford's Lifetime Income Foundation                               34
  c.  The Hartford's Lifetime Income Builder II                               42
  d.  The Hartford's Principal First                                          51
8. MISCELLANEOUS                                                              54
  a.  Definitions                                                             54
  b.  State Variations                                                        58
  c.  Financial Statements                                                    60
  d.  More Information                                                        60
  e.  Legal Proceedings                                                       61
  f.  How Contracts Are Sold                                                  61
9. FEDERAL TAX CONSIDERATIONS                                                 63
10. INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS                      69
TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION                      77
APPENDIX I - EXAMPLES                                                    APP I-1
APPENDIX II - ACCUMULATION UNIT VALUES                                  APP II-1
APPENDIX A - PRODUCT COMPARISON INFORMATION                              APP A-1
APPENDIX B - THE HARTFORD'S LIFETIME INCOME BUILDER                      APP B-1
APPENDIX C - THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS AND          APP C-1
 THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS
APPENDIX D - RIDER INVESTMENT RESTRICTIONS                               APP D-1
APPENDIX E - ENHANCED SURRENDER VALUE OFFER                              APP E-1

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1. HIGHLIGHTS

A. OVERVIEW


This Contract and all features are closed to new investors.


This is a deferred, flexible-premium variable annuity. A deferred variable annuity has an accumulation phase and a payout phase. You make investments during the accumulation phase. The value of your investments is used to set your benefits. At the end of the accumulation phase, we use that accumulated value to set the payments that we make during the payout phase. Generally speaking, the longer the accumulation phase, the greater your Contract Value will be for setting your benefits and annuity payouts.

This variable annuity lets you:

X  Invest among different investment options. (Sections 3, 5(a) & Appendix A)

X  Make tax-free transfers among investment options. (Sections 5(a), 9 & 10)

X Defer taxes on your investments until you withdraw your money (subject to possible IRS penalty). (Sections 5(c), 9 & 10)

X Choose from among several optional living benefits that provide guaranteed withdrawals over a fixed or an indeterminate time period. (Sections 2 & 7)

X Collect Annuity Payouts over a fixed or an indeterminate time period. (Section 5(d))

X  Select among different Death Benefits. (Sections 2, 5(e), 6, 7(b) & 7(c))

B. HOW TO BUY OUR VARIABLE ANNUITY (Sections 5(a), 8(a) & Appendix A)

[In writing]  Complete our application or order request and submit it to your
              Financial Intermediary for approval.
     $        Include the applicable minimum Premium Payment.

[Thumbs up]   Choose an optional feature right for you. Options include:


           OPTIONAL FEATURE                          GENERAL PURPOSE
--------------------------------------------------------------------------------
MAV/MAV Plus*                            Guaranteed Minimum Death Benefit that
                                         ratchets up based on performance
The Hartford's Principal First*          Guaranteed Minimum Withdrawal Benefit
                                         with periodic step-up rights
The Hartford's Principal First           Guaranteed Minimum Withdrawal Benefit
Preferred*
The Hartford's Lifetime Income Builder   Guaranteed Minimum Lifetime Withdrawal
Selects*                                 Benefit with limited annual step-up
                                         rights
The Hartford's Lifetime Income Builder   Guaranteed Minimum Lifetime Withdrawal
Portfolios*                              Benefit with full annual step-up rights
The Hartford's Lifetime Income Builder*  Guaranteed Minimum Lifetime Withdrawal
                                         Benefit
The Hartford's Lifetime Income Builder   Guaranteed Minimum Lifetime Withdrawal
II*                                      Benefit with limited annual step-up
                                         rights
The Hartford's Lifetime Income           Guaranteed Minimum Lifetime Withdrawal
Foundation*                              Benefit



*   No longer available for sale.


For The Hartford's Lifetime Income Builder Selects, we reserve the right to limit the Funds into which you may allocate your Contract Value. For The Hartford's Lifetime Income Builder Portfolios, your Contract Value must be invested in one or more Programs and in an approved model portfolio, Funds, or other investment vehicles established from time to time.

Partial Surrenders taken prior to the Lifetime Eligibility Date or in excess of the available Lifetime Benefit Payment will reduce the Guaranteed Minimum Death Benefit by an amount greater than the amount withdrawn as a result of a proportionate reduction.


Optional features are subject to restrictions that may limit or eliminate the availability of these benefits. Optional features selected will be identified on your application and Contract. Not every optional feature may be available from your Financial Intermediary and may be subject to additional restrictions. For more information, see Section 7.

4

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C. INVESTMENT OPTIONS (Sections 3, 5(a) & Appendices II & A)

You may invest in:

X Funds with different investment strategies, objectives and risk/reward profiles.

X  In certain circumstances, you may also invest in a Fixed Accumulation
   Feature.

D. CHARGES AND FEES (Sections 2, 5(b), 5(c) & Appendices II & A)

You will pay the following types of fees:

X  Sales charges (varies by Contract version)

X  Contract expenses (varies by Contract version)

X  Optional rider fees (if selected)

X  Fund expenses

E. ASK QUESTIONS BEFORE YOU INVEST

Before you decide to buy any variable annuity, consider the following questions:

- Will you use the variable annuity primarily to save for retirement or a similar long-term goal?
- Are you investing in the variable annuity through a retirement plan or IRA (which would mean that you are not receiving any additional tax-deferral benefit from the variable annuity)?
- Are you willing to take the risk that your Contract Value will decrease if your underlying investment options perform poorly?
- Do you intend to hold this variable annuity long enough to avoid paying any applicable surrender charges if you have to withdraw money?
- If you are exchanging one annuity for another one, do the benefits of the exchange outweigh the costs, such as any applicable surrender charges you might have to pay if you withdraw your money before the end of any surrender charge period for the new annuity?
-     Do you need an optional living or Death Benefit?
- If you are purchasing our "Plus" variable annuity, are you sure that you understand that you are buying a "bonus" annuity? Do you understand that you pay for Payment Enhancements through higher surrender charges, a longer surrender period and higher mortality and expense risk charges? Do you know that we may take back some or all Payment Enhancements in certain circumstances?

Here are a few suggestions that might make it easier for you to use this prospectus:

X We use a lot of defined terms to describe how this variable annuity works. These terms are capitalized and described in the Definition section (section 8(a)). Unavoidably, we sometimes interchangeably use different terms that essentially mean the same thing (for instance, this variable annuity is also called a "Contract").

X We include cross references to other sections to help describe certain aspects of this variable annuity in more detail. For example, we may describe an optional benefit in section 7 but examples of how it works are in Appendix I.

X Know what kind of variable annuity you are buying. We have noted what type of variable annuity (and in some instances, what series of variable annuity) this is on the cover page of this prospectus. This information will also appear in your application and Contract. Even though we have included comparison information about other variations of this variable annuity so that you can have a better idea which one might be appropriate for you, you may only need to focus only on those sections that specifically apply to the form of variable annuity you chose.

X The format and tables provided are designed to help you compare features. We have used a consistent question and answer format in sections 6 and 7 to make it easier to compare optional benefits. Appendix A is designed to compare and contrast different variations of this variable annuity.

F. COMMISSIONS FOR SELLING THIS VARIABLE ANNUITY (Section 8(f) & Appendix A)

We pay a commission for selling this variable annuity. Commissions vary based on a variety of factors such as whether they are paid up front or over time, the type of variable annuity sold and your age. We also provide various promotional incentives to Financial Intermediaries to promote our products. These arrangements create a potential conflict of interest. You should ask your Registered Representative for information regarding these matters.


G. SEE APPENDIX E FOR A DESCRIPTION OF AN ENHANCED SURRENDER VALUE OFFER AVAILABLE FOR A LIMITED TIME TO CERTAIN CONTRACT OWNERS.

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2. SYNOPSIS

THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING YOUR VARIABLE ANNUITY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY OR SURRENDER THIS VARIABLE ANNUITY. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

CONTRACT OWNER TRANSACTION EXPENSES

SALES CHARGE IMPOSED ON PURCHASES (as a percentage of Premium Payments)                                 None
  $0 - $49,999                                                                                              0%
  $50,000 - $99,999                                                                                         0%
  $100,000 - $249,999                                                                                       0%
  $250,000 - $499,999                                                                                       0%
  $500,000 - $999,999                                                                                       0%
  $1,000,000+                                                                                               0%
CONTINGENT DEFERRED SALES CHARGE* (as a percentage of Premium Payments)
  First Year                                                                                                7%
  Second Year                                                                                               6%
  Third Year                                                                                                5%
  Fourth Year                                                                                               4%
  Fifth Year                                                                                                0%
  Sixth Year                                                                                                0%
  Seventh Year                                                                                              0%
  Eighth Year                                                                                               0%
  Ninth Year                                                                                                0%
SURRENDER FEE (as a percentage of amount Surrendered, if applicable)                                    None
EXCHANGE FEE                                                                                            None

*   Each Premium Payment has its own Contingent Deferred Sales Charge schedule.

CONTRACT OWNER PERIODIC EXPENSES

THE NEXT TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY AND ON A DAILY BASIS (EXCEPT AS NOTED) DURING THE TIME THAT YOU OWN THIS VARIABLE ANNUITY, NOT INCLUDING FUND FEES AND EXPENSES.

ANNUAL MAINTENANCE FEE (1)                                                                              $30
SEPARATE ACCOUNT ANNUAL EXPENSES (as a percentage of average daily Account Value)
  Mortality and Expense Risk Charge                                                                      1.40%
  Administrative Charge                                                                                  0.20%
  Total Separate Account Annual Expenses                                                                 1.60%
MAXIMUM OPTIONAL CHARGES (as a percentage of average daily Account Value)
  The Hartford's Principal First Preferred Charge (5)                                                    0.20%
  The Hartford's Principal First Charge (2)(5)                                                           0.75%
  MAV/MAV Plus Charge                                                                                    0.30%
  Total Separate Account Annual Expenses with optional benefit separate account charges                  2.65%
MAXIMUM OPTIONAL CHARGES (3) (as a percentage of Benefit Amount or Payment Base (4))
  The Hartford's Lifetime Income Foundation (5)                                                          0.30%
  The Hartford's Lifetime Income Builder II Charge (2)(5)                                                0.75%
  The Hartford's Lifetime Income Builder Charge (2)(5)                                                   0.75%
  The Hartford's Lifetime Income Builder Selects (2)(3)(5)
  Single Life Option Charge                                                                              1.50%
  Joint/Spousal Life Option Charge                                                                       1.50%

6

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The Hartford's Lifetime Income Builder Portfolios (2)(3)(5)
  Single Life Option Charge                                                                              1.50%
  Joint/Spousal Life Option Charge                                                                       1.50%

(1) Fee waived if Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract.

(2) Current rider charges are: The Hartford's Lifetime Income Builder - 0.75%; The Hartford's Lifetime Income Builder II - 0.75%; The Hartford's Principal First - 0.75%: Current charges for The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios (Single and Joint/Spousal Options) are 1.50% (currently waived to 0.85% and 1.15%, respectively).

(3) Charge deducted on each Contract Anniversary and when you fully Surrender your Contract.

(4)  See "Does the Benefit Amount/Payment Base change under this rider?" in
     Section 6 for a description of the terms "Benefit Amount" and "Payment
     Base."

(5)  You may not own more than one of these optional riders at the same time.

The next item shows the minimum and maximum Total Annual Fund Operating Expenses charged by the Funds that you may pay on a daily basis during the time that you own this variable annuity. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund

THE NEXT ITEM SHOWS THE MINIMUM AND MAXIMUM TOTAL FUND OPERATING EXPENSES CHARGED BY THE FUNDS THAT YOU MAY PAY ON A DAILY BASIS DURING THE TIME THAT YOU OWN THIS VARIABLE ANNUITY. MORE DETAIL CONCERNING EACH FUND'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH FUND.


                                                                                                  MINIMUM            MAXIMUM
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ANNUAL FUND OPERATING EXPENSES                                                                0.33%              2.20%
(expenses that are deducted from Sub-Account assets,
including management fees, distribution
and/or service fees (12b-1) fees, and other expenses)

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EXAMPLE

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THIS VARIABLE ANNUITY WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITIES.

LET'S SAY, HYPOTHETICALLY, THAT YOUR ANNUAL INVESTMENT RETURN IS 5% AND THAT YOUR FEES AND EXPENSES TODAY WERE AS HIGH AS POSSIBLE.

THE EXAMPLE ILLUSTRATES THE EFFECT OF FEES AND EXPENSES THAT YOU COULD INCUR (OTHER THAN TAXES). YOUR ACTUAL FEES AND EXPENSES MAY VARY. FOR EVERY $10,000 INVESTED, HERE'S HOW MUCH YOU WOULD PAY UNDER EACH OF THE THREE SCENARIOS POSED:


(1)  If you Surrender your Contract at the end of the applicable time period:



1 year                                                                    $1,234
3 years                                                                   $2,233
5 years                                                                   $2,965
10 years                                                                  $5,827



(2)  If you annuitize at the end of the applicable time period:



1 year                                                                      $420
3 years                                                                   $1,610
5 years                                                                   $2,784
10 years                                                                  $5,646



(3)  If you do not Surrender your Contract:



1 year                                                                      $601
3 years                                                                   $1,791
5 years                                                                   $2,965
10 years                                                                  $5,827


CONDENSED FINANCIAL INFORMATION

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When Premium Payments (and any applicable Payment Enhancements) are credited to your Funds, they are converted into Accumulation Units by dividing the amount of your Premium Payments (and any applicable Payment Enhancements), minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see Section 5(a). Please refer to Appendix II for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.

AVAILABLE INFORMATION

We provide information about our financial strength in reports filed with the SEC and state insurance departments. For example, we file annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above.

You may read or copy these reports at the SEC's Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.hartfordinvestor.com or visiting at the SEC's website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.

8

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3. GENERAL INFORMATION

THE COMPANY

We are a stock life insurance company engaged in the business of writing life insurance and individual and group annuities. Hartford Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Hartford Life and Annuity Insurance Company is authorized to do business in all states of the United States except New York, the District of Columbia and Puerto Rico. Hartford Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut. Not all Contracts are available from each issuing company. Neither company cross guarantees the obligations of the other. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

THE GENERAL ACCOUNT

The Fixed Accumulation Feature (including amounts invested in the DCA Plus program) are part of our General Account. Any amounts that we are obligated to pay under the Fixed Accumulation Feature and any other payment obligation we undertake under the Contract are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. We invest the assets of the General Account according to the laws governing the investments of insurance company general accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in our General Account. Amounts in our General Account are available to our general creditors. We issue other types of insurance policies and financial products and pay our obligations under these products from our assets in the General Account.

THE SEPARATE ACCOUNT

We set aside and invest the assets of some of our annuity contracts, including this Contract, in a Separate Account. These Separate Accounts are registered as a unit investment trust under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of a Separate Account or us. Separate Accounts meet the definition of "Separate Account" under federal securities law. The Separate Accounts referenced in this prospectus hold only assets for variable annuity contracts. These Separate
Accounts:

- Hold assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

- Are not subject to the liabilities arising out of any other business we may conduct. The General Account is subject to the Company's claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.

- Are not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts.

- May be subject to liabilities from a Sub-Account of a Separate Account that holds assets of other variable annuity contracts offered by a Separate Account, which are not described in this prospectus.

- Are credited with income and gains, and takes losses, whether or not realized, from the assets they hold without regard to our other income, gains or loss.

We do not guarantee the investment results of any Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.

THE FUNDS

The Funds available for investment are described in Appendix A. These are not the same mutual funds that you can buy through your stockbroker even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution fees and operating expenses. PLEASE CONTACT US TO OBTAIN A COPY OF THE PROSPECTUSES FOR EACH FUND. YOU SHOULD READ THESE PROSPECTUSES CAREFULLY BEFORE INVESTING. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all variations of this Contract.

MIXED AND SHARED FUNDING - Fund shares may be sold to our other separate accounts, our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners, and other contract owners investing these Funds. If a material conflict arose, we will

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consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund.

VOTING RIGHTS - We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds' shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your Contract may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract.

-   Arrange for the handling and tallying of proxies received from Contract
    Owners.

- Vote all Fund shares attributable to your Contract according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. As a result of proportional voting, a small number of Contract Owners could determine the outcome of a proposition subject to shareholder vote.

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS - Subject to any applicable law, we may make certain changes to the underlying funds offered under your Contract. We may, in our sole discretion, establish new Funds. New Funds may be made available to existing Contract Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.

We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC and we have notified you of the change.

In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Contract Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

FEES AND PAYMENTS WE RECEIVE FROM FUNDS AND RELATED PARTIES- We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as "revenue sharing" payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds on the overall menu make payments to Hartford or an affiliate. We receive these payments and fees under agreements between us and a Fund's principal underwriter transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under distribution and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Hartford expects to make a profit on the amount of the fees and payments that exceed Hartford's own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.


The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2012, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):



AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Variable Insurance Series & Capital Research and Management Company, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, HL Investment Advisors, LLC, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pacific Investment Management Company, LLC, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds

10

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Distributor, Inc., Prudential Investment Management Services, LLC, Putnam Retail Management Limited Partnership, Sterling Capital Variable Insurance Funds, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.

We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the HLS Funds) based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.


Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by Hartford varies by Fund and Hartford may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2012, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund). For the fiscal year ended December 31, 2012, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $106.8 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.


FIXED ACCUMULATION FEATURE


EFFECTIVE OCTOBER 4, 2013, WE WILL NO LONGER ACCEPT NEW ALLOCATIONS OR PREMIUM PAYMENTS TO THE FIXED ACCUMULATION FEATURE.



The following information applies only for Contract Value allocated to or in the Fixed Accumulation Feature prior to October 4, 2013.


THIS PORTION OF THE PROSPECTUS RELATING TO THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED UNDER THE 1933 ACT AND THE FIXED ACCUMULATION FEATURE IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. THE FIXED ACCUMULATION FEATURE OR ANY OF ITS INTERESTS ARE NOT SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE STAFF OF THE SEC HAS NOT REVIEWED THE DISCLOSURE REGARDING THE FIXED ACCUMULATION FEATURE. THE FOLLOWING DISCLOSURE ABOUT THE FIXED ACCUMULATION FEATURE MAY BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING THE ACCURACY AND COMPLETENESS OF DISCLOSURES. THE FIXED ACCUMULATION FEATURE IS NOT OFFERED IN ALL CONTRACTS.

Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account. Premium Payments (and any applicable Payment Enhancements) and Contract Values allocated to the Fixed Accumulation Feature are available to our general creditors.

We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State's minimum non-forfeiture requirements. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments, regulatory and tax requirements, and competitive factors.

We will account for any deductions, Surrenders or transfers from the Fixed Accumulation Feature on a "first-in first-out" basis. The Fixed Accumulation Feature interest rates may vary by State.

ANY INTEREST CREDITED TO AMOUNTS YOU ALLOCATE TO THE FIXED ACCUMULATION FEATURE IN EXCESS OF THE MINIMUM GUARANTEED INTEREST RATE WILL BE DETERMINED AT OUR SOLE DISCRETION. YOU ASSUME THE RISK THAT INTEREST CREDITED TO THE FIXED ACCUMULATION FEATURE MAY NOT EXCEED THE MINIMUM GUARANTEED INTEREST RATE FOR ANY GIVEN YEAR. WHILE WE DO NOT CHARGE A SEPARATE RIDER FEE FOR INVESTING IN THE FIXED ACCUMULATION FEATURE, OUR EXPENSES ASSOCIATED WITH OFFERING THIS FEATURE ARE FACTORED INTO THE FIXED ACCUMULATION FEATURE.

From time to time, we may credit increased interest rates under certain programs established in our sole discretion.


As stated above, effective October 4, 2013, we will no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.

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4. PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account's inception or the Sub-Account's inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge (CDSC), and Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.

The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for CDSC or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.

If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the Fund less the recurring charges at the Separate Account level.

A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.

5. THE CONTRACT

A. PURCHASES AND CONTRACT VALUE

WHO CAN BUY THIS CONTRACT?

The Contract is an individual or group tax-deferred variable annuity Contract. It is designed for retirement planning purposes and may be purchased by any individual, group or trust, including:

- Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

- Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code. We no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts or additional Premium Payments into any individual annuity contract funded through a 403(b) plan;

-   Individual Retirement Annuities adopted according to Section 408 of the
    Code;

- Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

- Certain eligible deferred compensation plans as defined in Section 457 of the Code.

The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as non-qualified Contracts.

If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.

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Refer to Appendix A for more information about the different forms of contracts we offer. Not all forms of contracts may be available through your Registered Representative or from each issuing company.

HOW DO YOU PURCHASE A CONTRACT?

You may only purchase a Contract through a Financial Intermediary. A Registered Representative will work with you to complete and submit an application or an order request form. Part of this process will include an assessment whether this variable annuity may be suitable for you. Prior to recommending the purchase or exchange of a deferred variable annuity, your Registered Representative shall make reasonable efforts to obtain certain information about you and your investment needs. This recommendation will be independently reviewed by a principal within your Financial Intermediary before an application or order will be sent to us. Your Premium Payment will not be invested in any Fund during this period.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, your Financial Intermediary will ask for your name, address, date of birth and other information that will allow us to identify you. They may also ask to see your driver's license or other identifying documents. Non-Resident Alien (NRA) application submissions require our prior approval.

The minimum initial Premium Payment required to buy this Contract varies based on the type of purchaser, variable annuity variation chosen and whether you enroll in a systematic investment program such as the InvestEase(R) Program. See Appendix A for more information. Financial Intermediaries may impose other requirements regarding the form of payment they will accept. Premium Payments not actually received by us within the time period provided below will result in the rejection of your application or order request.

Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.

We will not accept Premium Payments of $1 million or more unless we provide prior approval. We reserve the right to impose special conditions on anyone who seeks our prior approval to purchase a Contract with Premium Payments of $1 million or more. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your application:

- if you are seeking to purchase a Contract with an initial Premium Payment of $1 million or more;

- if total Premium Payments aggregated by social security number or taxpayer identification number equal $1 million or more; and

-   for all applications where the Owner or joint Owner are non-resident aliens.

You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.

It is important that you notify us if you change your address. If your mail is returned to us, we are likely to suspend future mailings until an updated address is obtained. In addition, we may rely on a third party, including the US Postal Service, to update your current address. Failure to give us a current address may result in payments due and payable on your annuity contract being considered abandoned property under state law, and remitted to the applicable state.

CAN YOU CANCEL YOUR CONTRACT AFTER YOU PURCHASE IT?

If for any reason you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel your Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.

Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Day we receive your request to cancel and will refund any sales or Contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.

If you cancel a Plus Contract, we will recapture any Payment Enhancements we previously credited to your Contract, and you will assume the risk of any investment loss on those Payment Enhancements.

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HOW ARE PREMIUM PAYMENTS APPLIED TO YOUR CONTRACT?

Your initial Premium Payment will usually be invested within two Valuation Days of our receipt at our Administrative Office of both a properly completed application or order request and the Premium Payment, both being in good order. If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your subsequent Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest all Premium Payments based on your last instructions on record. We will send you a confirmation when we invest your Premium Payments.

If the request or other information accompanying the initial Premium Payment is incomplete or not in good order when received, we will hold the money in a non-interest bearing account for up to five Valuation Days (from the Valuation Day that we actually receive your initial Premium Payment at our Administrative Office) while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.

Generally, we will receive your application or order request (whether for an initial purchase or a subsequent investment) after your Financial Intermediary has completed a suitability review. We will then consider if your investment is in good order. While the suitability good order process is underway, Premium Payments will not be applied to your Contract. You will not earn any interest on Premium Payments even if your Premium Payments have been sent to us or deposited into our bank account. We are not responsible for gains or lost investment opportunities incurred during this review period or if your Financial Intermediary asks us to unwind a transaction based on their review of your Registered Representative's recommendations. The firm that sold this Contract to you, and we, may directly or indirectly earn income on your Premium Payments. For more information, contact your Registered Representative.

HOW IS THE VALUE OF YOUR CONTRACT CALCULATED BEFORE THE ANNUITY COMMENCEMENT
DATE?

The Contract Value is the sum of the value of the Fixed Accumulation Feature, if applicable, and all Funds. There are two things that affect your Contract Value:
(1) the number of Accumulation Units, and (2) the Accumulation Unit Value. Contract Value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the Funds.

When Premium Payments are credited to your Account, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting partial or full Surrenders, settling a Death Benefit claim or by annuitizing your Contract.

To determine the current Accumulation Unit Value, we take the prior Valuation Day's Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; reduced by

- The net asset value per share of each Fund at the end of the prior Valuation Day; reduced by

- Contract charges including the deductions for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, divided by the number of days in the year multiplied by the number of days in the Valuation period.

We will send you a statement at least annually.

WHAT OTHER WAYS CAN YOU INVEST?

You may enroll in the following features (sometimes called a "Program") for no additional fee. Not all Programs are available with all Contract variations.

INVESTEASE

This electronic funds transfer feature allows you to have money automatically transferred from your checking or savings account and deposited into your Contract on a monthly or quarterly basis. It can be changed or discontinued at any time. The minimum amount for each transfer is $50. You can elect to have transfers made into any available Fund. You can not use this Program to invest in the DCA Plus Programs.

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STATIC ASSET ALLOCATION MODELS

This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Asset allocation models can be based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods, or can be based on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories.

If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature or a Dollar Cost Averaging Plus Program is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.

You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.

You may be required to invest in an acceptable asset allocation model as a condition for electing and maintaining certain guaranteed minimum withdrawal benefits.

Your investments in an asset allocation model will be rebalanced quarterly to reflect the model's original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain guaranteed minimum withdrawal benefits.

We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER? for more information.

You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Registered Representative. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

-   Asset Rebalancing

In asset rebalancing, you select a portfolio of Funds, and we will rebalance your assets at the specified frequency to reflect the original allocation percentages you selected. You can choose how much of your Contract Value you want to invest in this program. You can also combine this program with others such as the Automatic Income Program and Dollar Cost Averaging Program (subject to restrictions). You may designate only one set of asset allocation instructions at a time.

-   Dollar Cost Averaging

We offer three dollar cost averaging programs:

       -   DCA Plus

       -   Fixed Amount DCA

       -   Earnings/Interest DCA


DCA Plus - EFFECTIVE OCTOBER 4, 2013, THE DCA PLUS PROGRAM WILL NO LONGER BE AVAILABLE AND WE WILL NO LONGER ACCEPT INITIAL OR SUBSEQUENT PREMIUM PAYMENTS INTO THE PROGRAM. CONTRACT OWNERS WHO HAVE COMMENCED EITHER A 12-MONTH OR 6-MONTH TRANSFER PROGRAM PRIOR TO OCTOBER 4, 2013 WILL BE ALLOWED TO COMPLETE THEIR CURRENT PROGRAM, BUT WILL NOT BE ALLOWED TO ELECT A NEW PROGRAM.


These programs allow you to earn a fixed rate of interest on investments. These programs are different from the Fixed Accumulation Feature. We determine, in our sole discretion, the interest rates to be credited. These interest rates may vary depending on the

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Contract you purchased and the date business is received. Please consult your Registered Representative to determine the interest rate for your Program.

You may elect to lock in a rate of interest using either the "12-Month Transfer Program" or the "6-Month Transfer Program".

- Under the 12-Month Transfer Program, new Premium Payments will be credited with an interest rate that will not change for 12 months. You must then transfer these investments into available Funds (and not the Fixed Accumulation Feature) during this 12 month period. You must make at least 7 but no more than 12 transfers to fully deplete sums invested in this Program. Transfers out will occur monthly.

- Under the 6-Month Transfer Program, new Premium Payments will be credited with an interest rate that will not change for 6 months. You must then transfer these investments into available Funds (and not the Fixed Accumulation Feature) during this 6 month period. You must make at least 3 but no more than 6 transfers to fully deplete sums invested in this Program. Transfers out will occur monthly.

- Each time you make a subsequent Premium Payment, you can invest in a different rate lock program. Any subsequent investments made in a month (or other interest rate effective period) other than your last program investment are considered a separate rate lock program investment. You can invest in up to 5 different rate lock programs at one time.

- You must invest at least $5,000 in each rate lock program ($2,000 for qualified plan transfers or rollovers, including IRAs). We may pre-authorize transfers from our Fixed Accumulation Feature subject to restrictions. This minimum amount applies to the initial and all subsequent Premium Payments in a given rate lock program.

- Pre-authorized transfers will begin within 15 days of receipt of the Program payment provided we receive complete enrollment instructions in good order.

- If a DCA Plus payment is received without enrollment instructions and a DCA Plus program is active on the contract, we will set up the new Program to mirror the existing one. If a DCA Plus payment is received without enrollment instructions and a DCA Plus program is not active on the contract, but is the future investment allocation and a Static Model Portfolio Plan is active on the contract, we will set up the new Program to move funds to the Static Model Portfolio Plan. Otherwise, we will contact your investment professional to obtain complete instructions. If we do not receive in good order enrollment instructions within the 15 day timeframe noted above, we will refund the Program payment for further instruction.

- If your Program payment is less than the required minimum amount, we will invest into the destination funds indicated on the Program instructions accompanying the payment. If Program instructions were not provided and a DCA Plus Program is active on the contract, we will apply the payment to the destination funds of the current DCA Plus program. Otherwise, we will contact your investment professional to obtain further investment instructions.

- The credited interest rate used under the DCA Plus Programs is not earned on the full amount of your Premium Payment for the entire length of the Program because Program transfers to Funds decrease the amount of your Premium Payment remaining in the Program.

- You may elect to terminate your involvement in this Program at any time. Upon cancellation, all the amounts remaining in the Program will be immediately transferred to the Funds you designated.

Fixed Amount DCA - This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into a different Fund. This program begins approximately 15 days following the next monthly Contract Anniversary from the day the enrollment requested is established unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.

Earnings/Interest DCA - This feature allows you to regularly transfer (monthly or quarterly) the interest earned from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into another Fund. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.

AUTOMATIC INCOME PROGRAM

This systematic withdrawal feature allows you to make partial Surrenders up to 10% of your total Premium Payments each Contract Year without a Contingent Deferred Sales Charge. You can designate the Funds to be surrendered from and also choose the frequency of partial Surrenders (monthly, quarterly, semiannual, or annually). The minimum amount of each Surrender is $100. Amounts taken under this program will count towards the Annual Withdrawal Amount, and if received prior to age 59 1/2, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment. You may satisfy Code Section 72(t)/(q) requirements by enrolling in this program. Your level of participation in this program may result in your exceeding permissible withdrawal limits under certain optional withdrawal riders.

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OTHER PROGRAM CONSIDERATIONS

-   You may terminate your enrollment in any Program at any time.

- We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

       - any Fund is merged or substituted into another Fund - then your allocations will be directed to the surviving Fund; or

       - any Fund is liquidated - then your allocations will be directed to any available money market Fund.

     You may always provide us with updated instructions following any of these events.

- Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

- We make available educational information and materials (e.g., pie charts, graphs, or case studies) that can help you select a model portfolio, but we do not recommend models or otherwise provide advice as to what model portfolio may be appropriate for you. Asset allocation does not guarantee that your Contract Value will increase nor will it protect against a decline if market prices fall. If you choose to participate in an asset allocation program, you are responsible for determining which model portfolio is best for you. Tools used to assess your risk tolerance may not be accurate and could be useless if your circumstances change over time. Although each model portfolio is intended to maximize returns given various levels of risk tolerance, a model portfolio may not perform as intended. Market, asset class or allocation option class performance may differ in the future from historical performance and from the assumptions upon which the model portfolio is based, which could cause a model portfolio to be ineffective or less effective in reducing volatility. A model portfolio may perform better or worse than any single Fund, allocation option or any other combination of Funds or allocation options. In addition, the timing of your investment and automatic rebalancing may affect performance. Quarterly rebalancing and periodic updating of model portfolios can cause their component Funds to incur transactional expenses to raise cash for money flowing out of Funds or to buy securities with money flowing into the Funds. Moreover, large outflows of money from the Funds may increase the expenses attributable to the assets remaining in the Funds. These expenses can adversely affect the performance of the relevant Funds and of the model portfolios. In addition, these inflows and outflows may cause a Fund to hold a large portion of its assets in cash, which could detract from the achievement of the Fund's investment objective, particularly in periods of rising market prices. For additional information regarding the risks of investing in a particular fund, see that Fund's prospectus.

- Additional considerations apply for qualified Contracts with respect to Static Asset Allocation Model programs. Neither we, nor any third party service provider, nor any of their respective affiliates, is acting as a fiduciary under The Employee Retirement Income Security Act of 1974, as amended (ERISA) or the Code, in providing any information or other communication contemplated by any Program, including, without limitation, any model portfolios. That information and communications are not intended, and may not serve as a primary basis for your investment decisions with respect to your participation in a Program. Before choosing to participate in a Program, you must determine that you are capable of exercising control and management of the assets of the plan and of making an independent and informed decision concerning your participation in the Program. Also, you are solely responsible for determining whether and to what extent the Program is appropriate for you and the assets contained in the qualified Contract. Qualified Contracts are subject to additional rules regarding participation in these Programs. It is your responsibility to ensure compliance of any recommendation in connection with any model portfolio with governing plan documents.


-   These Programs may be adversely affected by Fund trading policies.


CAN YOU TRANSFER FROM ONE FUND TO ANOTHER?

During those phases of your Contract when transfers are permissible, you may make transfers between Funds according to the following policies and procedures, as they may be amended from time to time.

In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.

We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then "net" these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.

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For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.

WHAT RESTRICTIONS ARE THERE ON YOUR ABILITY TO MAKE A SUB-ACCOUNT TRANSFER?

FIRST, YOU MAY MAKE ONLY ONE SUB-ACCOUNT TRANSFER REQUEST EACH DAY. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one "Sub-Account transfer", however, you cannot transfer the same Contract Value more than once a Valuation Day.

EXAMPLES

TRANSFER REQUEST PER VALUATION DAY                               PERMISSIBLE?
--------------------------------------------------------------------------------
Transfer $10,000 from a money market Sub-Account to a growth         Yes
Sub-Account
Transfer $10,000 from a money market Sub-Account to any              Yes
number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)
Transfer $10,000 from any number of different Sub-Accounts           Yes
to any number of other Sub-Accounts
Transfer $10,000 from a money market Sub-Account to a growth          No
Sub-Account and then, before the end of that same Valuation
Day, transfer the same $10,000 from the growth Sub-Account
to an international Sub-Account

SECOND, YOU ARE ALLOWED TO SUBMIT A TOTAL OF 20 SUB-ACCOUNT TRANSFERS EACH CONTRACT YEAR (the "Transfer Rule") by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub-Account transfer request by U.S. Mail or overnight delivery service.

We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.

The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution, or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.

We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.

THIRD, POLICIES HAVE BEEN DESIGNED TO RESTRICT EXCESSIVE SUB-ACCOUNT
TRANSFERS. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don't purchase this Contract if you plan to engage in "market timing," which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed.

Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund's request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund's agent to help monitor compliance with that Fund's trading policy.

We are obligated to follow each Fund's instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund's trading policy. Please refer to each Fund's prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.

In certain circumstances, Fund abusive trading policies do not apply or may be limited. For instance:

- Certain types of financial intermediaries may not be required to provide us with shareholder information.

- "Excepted funds" such as money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

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- A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

- Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of "dollar cost averaging" programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

POSSIBILITY OF UNDETECTED ABUSIVE TRADING OR MARKET TIMING. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

- Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

- Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

- These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub-Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

- In some cases, we are unable to count the number of Sub-Account transfers requested by group annuity participants co-investing in the same Funds ("Participants") or enforce the Transfer Rule because we do not keep Participants' account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

HOW ARE YOU AFFECTED BY FREQUENT SUB-ACCOUNT TRANSFERS?

We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.

Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund's trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund's opinion, has violated the Fund's trading policy.

In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

FIXED ACCUMULATION FEATURE TRANSFERS - If applicable, during each Contract Year, you may make transfers out of the Fixed Accumulation Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%). Each Contract Year you may transfer the greater of:

- 30% of the Contract Value in the Fixed Accumulation Feature as of the last Contract Anniversary or Contract issue date or the largest sum of your prior transfers. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers except for certain programs specified by us. The 30% does not include Contract Value in any DCA Plus Program; or

- An amount equal to your largest previous transfer from the Fixed Accumulation Feature in any one Contract Year.

We apply these restrictions to all transfers from the Fixed Accumulation Feature, including all systematic transfers and Dollar Cost Averaging Programs, except for transfers under our DCA Plus Program.

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If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer any amount up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.

We may defer transfers and Surrenders from the Fixed Accumulation Feature for up to 6 months from the date of your request.


As a result of these limitations, it may take a significant amount of time (i.e., several years) to move Contract Values in the Fixed Accumulation Feature to Sub-Accounts and therefore this may not provide an effective short term defensive strategy.


TELEPHONE AND INTERNET TRANSFERS - Transfer instructions received by telephone before the end of any Valuation Day will be carried out at the end of that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day.

Transfer instructions you send electronically are considered to be received by us at the time and date stated on the electronic acknowledgement we return to you. If the time and date indicated on the acknowledgement is before the end of any Valuation Day, the instructions will be carried out at the end of that Valuation Day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgement, you should contact us as soon as possible.

We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your Registered Representative. Any oral communication should be re-confirmed in writing.

Telephone or Internet transfer requests may currently only be cancelled by calling us before the end of the Valuation Day you made the transfer request.

We, our agents or our affiliates are NOT responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.

POWER OF ATTORNEY - You may authorize another person to conduct financial and other transactions on your behalf by submitting a completed power of attorney form that meets the power of attorney requirements of your resident state law. Once we have the completed form on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated third party until we receive new instructions in writing from you.

B. CHARGES AND FEES

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge for assuming mortality and expense risks under the Contract. This charge is deducted from your Sub-Account Value.

The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

- Mortality Risk - There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.

During the accumulation phase of your Contract, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.

Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

- Expense Risk - We also bear an expense risk that the CDSCs, if applicable, and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the Fund selected, your Annuity Payouts will NOT be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits, as well as revenue sharing and Rule 12b-1 fees received from certain Funds, for any proper corporate purpose including, among other things, payment of sales expenses, including the fees paid to distributors. We expect to make a profit from the mortality and expense risk charge.

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ANNUAL MAINTENANCE FEE

The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and your Account. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.

We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.

ADMINISTRATIVE CHARGE

We apply a daily administration charge against all Contract Values held in the Separate Account during both the accumulation and annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge. This charge compensates us for administrative expenses that exceed revenues from the Annual Maintenance Fee described above.

PREMIUM TAXES

We deduct premium taxes imposed on us by a state or other government agency. Some states collect these taxes when Premium Payments are made; others collect at Annuitization. Since we pay premium taxes when they are required by applicable law, we may deduct them from your Contract when we pay the taxes, upon Surrender, or on the Annuity Commencement Date. The premium tax rate varies by state or municipality and currently ranges from 0% - 3.5%.

SALES CHARGES

We offer three contract variations that have a CDSC (these forms of contract are called "Outlook", "Plus" and our base contract (which does not have a separate marketing name but is sometimes referred to in this prospectus as the "Core" version)), one contract version has a front end sales charge (called "Edge") and one contract version has no sales charge (called "Access"). These types of charges (and any available reductions or waivers) are described in Section 2.

CHARGES AGAINST THE FUNDS

Annual Fund Operating Expenses - The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses.

REDUCED FEES AND CHARGES

We may offer, in our discretion, reduced fees and charges including, but not limited to, CDSCs, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.

Please see "Synopsis" for a description of charges and fees.

C. SURRENDERS

WHAT KINDS OF SURRENDERS ARE AVAILABLE?

BEFORE THE ANNUITY COMMENCEMENT DATE:

Full Surrenders - When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, CDSCs, a pro-rated portion of optional benefit charges, if applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.


See Appendix E for a description of an Enhanced Surrender Value Offer available for a limited time to certain Contract Owners.


Partial Surrenders - You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable CDSC. You can ask us to deduct the CDSC from the amount you are Surrendering or from your remaining Contract Value. If we deduct the CDSC from your remaining Contract Value, that amount will also be subject to CDSC. This is our default option.

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Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 8 (State Variations) for additional details.

There are several restrictions on partial Surrenders before the Annuity Commencement Date:

- The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

- After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after a Surrender.

Your resulting standard Death Benefit will be reduced proportionately if you Surrender the majority of your Contract Value. See sections 6 and 7 for information regarding the impact of Surrenders to Death Benefits and optional benefits.


Under certain circumstances Hartford had permitted certain Contract Owners to reinstate their Contracts (and certain riders) when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to Hartford. Effective October 4, 2013, we will no longer allow Contract Owners to reinstate their Contracts (or riders) when a Contract Owner requests a Surrender (either full or Partial), except as noted in the section "Are there restrictions on how you must invest?"


AFTER THE ANNUITY COMMENCEMENT DATE:

Full Surrenders - You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable CDSCs. The Commuted Value is determined on the day we receive your written request for Surrender.

Partial Surrenders - Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the "Period Certain" for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.

Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 8 (State Variations) for additional details.

To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.

We will deduct any applicable CDSCs.

If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.

These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.

HOW DO YOU REQUEST A SURRENDER?


Requests for full Surrenders must be in writing. Requests for partial Surrenders can be made in writing or by telephone or on the Internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment of Surrenders whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation. See Appendix E for a description of an Enhanced Surrender Value Offer available for a limited time to certain Contract Owners.


Written Requests - To request a full or partial Surrender, complete a Surrender Form or send us a letter, signed by you, stating:

- the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

-   your tax withholding amount or percentage, if any, and

-   your mailing address.

You may submit this form via facsimile.

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If there are joint Contract Owners, both must authorize all Surrenders. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from; otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.

Telephone Requests - To request a partial Surrender by telephone, we must have received your completed Telephone Redemption Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept telephone instructions for partial Surrenders from either Contract Owner. Telephone authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program, or you are no longer the owner of the Contract. Please call us with any questions regarding restrictions on telephone Surrenders.

Internet Requests - To request a partial Surrender by internet; we must have received your completed Internet partial Withdrawal Program Enrollment Form. If there are joint Contract Owners, both must sign this form. By signing the form, you authorize us to accept internet instructions for partial Surrenders from either Owner. Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Contract Owner, we discontinue the program, or you are no longer the owner of the Contract. Please call us with any questions regarding restrictions on Internet Surrenders.

We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. WE MAY MODIFY THE REQUIREMENTS FOR TELEPHONE REDEMPTIONS AT ANY TIME.

Telephone and Internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.

Completing a Power of Attorney form for another person to act on your behalf may prevent you from making Surrenders via telephone and Internet.

WHAT SHOULD BE CONSIDERED ABOUT TAXES?

There are certain tax consequences associated with Surrenders. If you make a Surrender prior to age 59 1/2, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59 1/2 may also affect the continuing tax-qualified status of some Contracts.

WE DO NOT MONITOR SURRENDER REQUESTS. CONSULT YOUR PERSONAL TAX ADVISER TO DETERMINE WHETHER A SURRENDER IS PERMISSIBLE, WITH OR WITHOUT FEDERAL INCOME TAX PENALTY.

More than one Contract issued in the same calendar year - If you own more than one Contract issued by us or our affiliates in the same calendar year, then these Contracts may be treated as one Contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date.

Internal Revenue Code section 403(b) annuities - As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after December 31, 1988 may not be distributed unless you are: (a) age 59 1/2, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59 1/2 ). Distributions prior to age 59 1/2 due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.

We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.

D. ANNUITY PAYOUTS

When you "annuitize" your Contract, you begin the process of converting Accumulation Units in what is known as the "payout phase." The payout phase starts with your Annuity Commencement Date and ends when we make the last payment required under your Contract. You should answer the following questions:

-   When do you want Annuity Payouts to begin?

-   Which Annuity Payout Option do you want to use?

-   How often do you want the Payee to receive Annuity Payouts?

- Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?

Please check with your Registered Representative to select the Annuity Payout Option that best meets your income needs.

WHEN DO YOUR ANNUITY PAYOUTS BEGIN?

Your Annuity Commencement Date cannot be earlier than:

X  2nd Contract Anniversary - if choosing a fixed dollar amount Annuity Payout

X  Immediately - if choosing a variable dollar amount Annuity Payout

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or be later than:


X Annuitant's 90th birthday (or if the Contract Owner is a Charitable Remainder Trust, the Annuitant's 100th birthday); or


X  10th Contract Year (subject to state variation)


EFFECTIVE OCTOBER 4, 2013 WE WILL NO LONGER ALLOW CONTRACT OWNERS TO EXTEND THEIR ANNUITY COMMENCEMENT DATE EVEN THOUGH WE MAY HAVE GRANTED EXTENSIONS IN THE PAST TO YOU OR OTHER SIMILARLY SITUATED INVESTORS.


The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.

All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.

WHICH ANNUITY PAYOUT OPTION DO YOU WANT TO USE?

Your Contract contains the Annuity Payout Options described below. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.

LIFE ANNUITY

We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.

LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant's age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

LIFE ANNUITY WITH A CASH REFUND

We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.

JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

-   Remain the same at 100%, or

-   Decrease to 66.67%, or

-   Decrease to 50%.

For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN

We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant's age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.

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When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

-   Remain the same at 100%, or

-   Decrease to 66.67%, or

-   Decrease to 50%.

For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.

PAYMENTS FOR A PERIOD CERTAIN

We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant's age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

YOU CANNOT SURRENDER YOUR CONTRACT ONCE ANNUITY PAYOUTS BEGIN, UNLESS YOU HAVE SELECTED LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, JOINT AND LAST SURVIVOR LIFE ANNUITY WITH PAYMENTS FOR A PERIOD CERTAIN, OR PAYMENTS FOR A PERIOD CERTAIN ANNUITY PAYOUT OPTION. A CONTINGENT DEFERRED SALES CHARGE, IF APPLICABLE, MAY BE DEDUCTED.

For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.

Automatic Annuity Payouts - If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.

HOW OFTEN DO YOU WANT THE PAYEE TO RECEIVE ANNUITY PAYOUTS?

In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

-   monthly,

-   quarterly,

-   semi-annually, or

-   annually.

Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.

DO YOU WANT ANNUITY PAYOUTS TO BE FIXED DOLLAR AMOUNT OR VARIABLE DOLLAR AMOUNT?

You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

Fixed Dollar Amount Annuity Payouts - Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us.

Variable Dollar Amount Annuity Payouts - Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.

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The dollar amount of the first variable Annuity Payout depends on:

-   the Annuity Payout Option chosen,

-   the Annuitant's attained age and gender (if applicable),

- the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

-   the Assumed Investment Return ("AIR").

The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.

The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub-Account.

The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.

The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.

You can select one of the following AIRs offered, subject to state variations:

          ANNUITY                ANNUITY                ANNUITY
 AIR    UNIT FACTOR     AIR    UNIT FACTOR     AIR    UNIT FACTOR
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 3%      0.999919%      5%      0.999866%      6%      0.999840%

The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.

For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.

Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.

After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with applicable transfer restriction policies.

Combination Annuity Payout - You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.

E. STANDARD DEATH BENEFITS

WHAT IS THE DEATH BENEFIT AND HOW IS IT CALCULATED?

The Death Benefit is the amount we will pay if the Owner, joint Owner, or the Annuitant dies before we begin to make Annuity Payouts. We calculate the Death Benefit when, and as of the date that, we receive a certified death certificate or other legal document acceptable to us. The Death Benefits described below are at no additional cost. Standard Death Benefits are automatically included in your Contract unless superseded by certain optional benefits. Terms and titles used in riders to your Contract may differ from those used in this prospectus.

The calculated Death Benefit will remain invested according to the Owner's last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the Account. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Accumulation Feature for each Beneficiary's portion of the proceeds.

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THE PREMIUM SECURITY DEATH BENEFIT

This standard Death Benefit is automatically issued if you and the Annuitant are all younger than age 81 when the Contract is issued. This Death Benefit is the highest of:

-   Contract Value; or

-   Total Premium Payments adjusted for partial Surrenders; or

-   The lesser of:

       -   Maximum Anniversary Value, or

       - the sum of Contract Value plus 25% of Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death).

Please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I.

THE ASSET PROTECTION DEATH BENEFIT

This standard Death Benefit is automatically issued if you or the Annuitant are between ages 81 to 85 when the Contract is issued. This Death Benefit is the highest of:

-   Contract Value; or

-   The lesser of:

       -   Premium Payments (adjusted for partial Surrenders), or

       - the sum of Contract Value plus 25% of total Premium Payments adjusted for partial Surrenders (excluding Premium Payments we receive within 12 months of death).

If one of the Owners and Annuitant is age 81 or older on the date we issue this Contract and one of the Owners and Annuitant is age 79 or younger on the date we issue this Contract; however, the Death Benefit payable upon the death of the younger of the Owners or Annuitant will be the lesser of Maximum Anniversary Value or the sum of Contract Value plus 25% of Maximum Anniversary Value.

Please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.

MAXIMUM ANNIVERSARY VALUE

The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or the date of death, whichever is earlier.

The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

- Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

- Your Anniversary Value is reduced for any partial Surrenders since the Contract Anniversary.

The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

ADJUSTMENTS FOR SURRENDERS

We calculate the adjustments to your Maximum Anniversary Value for any Surrenders by reducing your Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Anniversary Value proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.

For examples of how this is applied for the Premium Security Death Benefit, please refer to Premium Security Death Benefit examples 1 - 2 in Appendix I and for the Asset Protection Death Benefit, please refer to Asset Protection Death Benefit examples 1 - 3 in Appendix I.

We calculate the adjustment to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.

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ADDITIONAL INFORMATION ABOUT DEATH BENEFITS

We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed:

a. the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or

b.  the aggregate Contract Value plus $1 million.

Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.

HOW IS THE DEATH BENEFIT PAID?

The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Owner has designated the manner in which the Beneficiary will receive the Death Benefit. We will calculate the Death Benefit as of the date we receive a certified death certificate or other legal documents acceptable by us. The Death Benefit amount remains invested and is subject to market fluctuation until complete settlement instructions are received from each Beneficiary. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary's portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary's instructions. If we receive the complete instructions on a non-Valuation Day, computations will take place on the next Valuation Day.

If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our "Safe Haven Program." Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. Proceeds are guaranteed by the claims paying ability of the Company; however, it is not a bank account and is not insured by Federal Deposit Insurance Corporation (FDIC), nor is it backed by any federal or state government agency. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. We will credit interest at a rate determined periodically in our sole discretion. THE INTEREST RATE IS BASED UPON THE ANALYSIS OF INTEREST RATES CREDITED TO FUNDS LEFT ON DEPOSIT WITH OTHER INSURANCE COMPANIES UNDER PROGRAMS SIMILAR TO THE HARTFORD'S SAFE HAVEN PROGRAM. IN DETERMINING THE INTEREST RATE, WE ALSO FACTOR IN THE IMPACT OF OUR PROFITABILITY, GENERAL ECONOMIC TRENDS, COMPETITIVE FACTORS AND ADMINISTRATIVE EXPENSES. THE INTEREST RATE CREDIT IS NOT THE SAME RATE EARNED ON ASSETS IN THE FIXED ACCUMULATION FEATURE OR PERSONAL PENSION ACCOUNT AND IS NOT SUBJECT TO MINIMUM INTEREST RATES PRESCRIBED BY STATE NON-FORFEITURE LAWS. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.

The Beneficiary may elect under the Annuity Proceeds Settlement Option "Death Benefit Remaining with the Company" to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers (subject to applicable restrictions) and (b) take Surrenders without paying Contingent Deferred Sales Charges, if any. We reserve the right to inform the IRS in the event that we believe that any Beneficiary has intentionally delayed delivering proper proof of death in order to circumvent applicable Code proceeds payment duties. We shall endeavor to fully discharge the last instructions from the Owner wherever possible or practical.

The Beneficiary of a non-qualified Contract or IRA (prior to the required distribution date) may also elect the Single Life Expectancy Only option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.

If the Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.

If the Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Owner's death.

If the Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Owner.

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WHAT SHOULD THE BENEFICIARY CONSIDER?

Alternatives to the Required Distributions - The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary's life or life expectancy, and (b) must begin within one year of the date of death.

If these conditions are NOT met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

Spousal Contract Continuation - If the Owner dies and the Owner's Spouse is a beneficiary, then the portion of the Contract payable to the Spouse may be continued with the Spouse as Owner, unless the Spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. For certain Contracts, if the Contract continues with the Spouse as Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract continuation will only apply one time for each Contract.

WHO WILL RECEIVE THE DEATH BENEFIT?

The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.

If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.

IF DEATH OCCURS BEFORE THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving joint       The Annuitant is living or       Joint Contract Owner receives
                                 Contract Owner                   deceased                         the Death Benefit.
Contract Owner                   There is no surviving joint      The Annuitant is living or       Designated Beneficiary receives
                                 Contract Owner                   deceased                         the Death Benefit.
Contract Owner                   There is no surviving joint      The Annuitant is living or       Contract Owner's estate
                                 Contract Owner and the           deceased                         receives the Death Benefit.
                                 Beneficiary predeceases the
                                 Contract Owner
Annuitant                        The Contract Owner is living     There is no named Contingent     The Contract Owner becomes the
                                                                  Annuitant                        Contingent Annuitant and the
                                                                                                   Contract continues. The
                                                                                                   Contract Owner may waive this
                                                                                                   presumption and receive the
                                                                                                   Death Benefit.
Annuitant                        The Contract Owner is living     The Contingent Annuitant is      Contingent Annuitant becomes
                                                                  living                           the Annuitant, and the Contract
                                                                                                   continues.

IF DEATH OCCURS ON OR AFTER THE ANNUITY COMMENCEMENT DATE:

IF THE DECEASED IS THE . . .                             AND . . .                               THEN THE . . .
Contract Owner                            The Annuitant is living                   Designated Beneficiary becomes the
                                                                                    Contract Owner.
Annuitant                                 The Contract Owner is living              Contract Owner receives the payout at
                                                                                    death, if any.
Annuitant                                 The Annuitant is also the Owner           Designated Beneficiary receives the
                                                                                    payout at death, if any.

THESE ARE THE MOST COMMON SCENARIOS. SOME OF THE ANNUITY PAYOUT OPTIONS MAY NOT RESULT IN A PAYOUT AT DEATH.

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6. OPTIONAL DEATH BENEFITS

A. MAV PLUS

OBJECTIVE

Refund net Premium Payments as well as some percentage of any Contract Value gains.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

The Death Benefit will be the greater of the standard Death Benefit and MAV Plus Death Benefit. If you also elect any optional benefit rider, the Death Benefit will be the greater of such optional rider and this rider.

The MAV Plus Death Benefit is the greatest of:

A.  Contract Value on the date we receive due proof of death.

B. Total Premium Payments adjusted for any partial Surrenders (see clause D below for a description of this adjustment).

C. Maximum Anniversary Value - The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased's 81st birthday or the date of death, whichever is earlier. The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:
    (a) Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and (b) Anniversary Value is adjusted for any partial Surrenders since the Contract Anniversary. The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.

D. Earnings Protection Benefit - The Earnings Protection Benefit depends on the age of you and/or your Annuitant on the date this rider is added to your Contract.

       - If each is aged 69 or younger, the Death Benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap.

       - If you and/or your Annuitant are age 70 or older on the date this rider is added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.

    We determine Contract gain by subtracting your Contract Value on the date you added this rider from the Contract Value on the date we receive due proof of death. We then deduct any Premium Payments and add adjustments for any partial Surrender made during that time. We make an adjustment for partial Surrenders if the amount of Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.

    We calculate the adjustment to your Maximum Anniversary Value for any Surrenders by reducing your Maximum Anniversary Value on a dollar-for-dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Maximum Anniversary Value proportionately based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender. Please refer to the examples in Appendix I for illustrations of this adjustment.

    The Contract gain that is used to determine your Death Benefit has a limit or cap. The cap is 200% of the following:

       - the Contract Value on the date this rider was added to your Contract; plus

       - Premium Payments made after this rider was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus

       -   any adjustments for partial Surrenders.

    If you elect MAV Plus, the Death Benefit will be the greater of the Premium Security Death Benefit and the MAV Plus Death Benefit.

WHEN CAN YOU BUY THIS RIDER?


The MAV Plus rider is closed to new investors.


You may elect this rider only at the time of issue and once you do so, your choice is irrevocable. You may not choose this optional Death Benefit if the Owner(s) and/or Annuitant are age 76 or older on the Contract issue date. In states where the MAV Plus Death Benefit is not available, we offer the "Maximum Anniversary Value (MAV) Death Benefit" for the same additional fee. The MAV Death Benefit is the same as the MAV Plus Death Benefit but excludes the Earnings Protection Benefit.

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DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

No.

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The annual charge for this rider is based on your daily Contract Value and is deducted daily. The charge for this rider continues to be deducted until we begin to make Annuity Payouts.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

No. This rider is not affected by the Benefit Amount or Payment Base.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

No.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes.

DOES THIS RIDER REPLACE STANDARD DEATH BENEFITS?

No.

CAN YOU REVOKE THIS RIDER?

No.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Surrenders will reduce the MAV Plus Death Benefit and will be subject to CDSCs, if any.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

We reserve the right to approve all ownership changes, including any assignment of your Contract to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits.

You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR CONTRACT RIGHTS?

Yes. If your Spouse continues the Contract as Owner, we will use the date the Contract is continued with your Spouse as Owner as the effective date this rider was added to the Contract. This means we will use the date the Contract is continued with your Spouse as Owner as the effective date for calculating this Death Benefit going forward. The percentage used for this Death Benefit will be determined by the oldest age of any remaining joint Owner or Annuitant at the time the Contract is continued. Spousal Contract continuation can apply once during the term of this Contract.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

This rider will be terminated and the fee will no longer be assessed.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

No.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

No.

CAN WE AGGREGATE CONTRACTS?

Yes. We reserve the right to treat all deferred variable annuities that you buy from us or our affiliates as a single contract for the purposes of determining your total Death Benefits. These limits will be applied if you make $5 million or more in total aggregate Premium Payments. If applicable, the aggregate limit on total Death Benefits payable by us or our affiliates will never exceed:

a. the aggregate Premium Payments, modified by adjustments for partial Surrenders under applicable contracts and riders; or

b.  the aggregate Contract Value plus $1 million.

Any reduction in Death Benefits will be in proportion to the Contract Value of each deferred variable annuity at the time of reduction.

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OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- This rider is not available in all states or is named differently in those states.

- If your Contract has no gain, your Beneficiary will receive no additional benefit.

- A Death Benefit is paid to Beneficiaries upon the death of the Annuitant or any Owner, whichever occurs first.

- This rider may be used to supplement Death Benefits in other optional riders. In certain instances, however, this additional Death Benefit coverage could be superfluous.

-   Annuitizing your Contract will extinguish this rider.

7. OPTIONAL WITHDRAWAL BENEFITS

A. THE HARTFORD'S PRINCIPAL FIRST PREFERRED

OBJECTIVE

Protect your Premium Payments from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider protects Premium Payments by guaranteeing annual Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted.

WHEN CAN YOU BUY THIS RIDER?


The Hartford's Principal First Preferred rider is closed to new investors.


For investors purchasing a Contract after August 14, 2006, the maximum age of any Contract Owner or Annuitant when electing this rider is age 70. For all other investors, the maximum age of any Contract Owner or Annuitant electing this rider is age 85 for non-qualified plans and age 70 for IRA or qualified plans. If not elected at issue, Plus Contract Owners must wait until after the first Contract Anniversary before purchasing this benefit.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any optional riders other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. We will continue to deduct The Hartford's Principal First Preferred Charge until we begin to make Annuity Payouts or the rider is revoked.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. If you elect the rider at a later date, your Contract Value on the date it is added to your Contract will be the initial Benefit Amount. Partial Surrenders in excess of your annual Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate Benefit Payments. If you elect the rider when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. The maximum Benefit Payment is 5% of your Benefit Amount. Benefit Payments are available at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current Contract Year. For example, if you do not take 5% one Contract Year, you may not take more than 5% the next Contract Year.

If you elect this rider when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you purchase this rider after you purchase your Contract, we count the first year as the time between the date you added this rider to your Contract and your next Contract Anniversary, which could be less than a year.

Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment on a dollar-for-dollar basis. When you make a subsequent Premium Payment, your Benefit Payments will increase by 5% of the amount of the subsequent Premium Payment.

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Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.

If, in one year, your Surrenders total more than your annual Benefit Payment, we will recalculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we recalculate and your next Contract Anniversary, which could be less than a year.

Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:

A. If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding subsequent Premium Payments), are equal to or less than the Benefit Payment, the new Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

B. If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

       (i)  The Contract Value immediately following the partial Surrender; or

       (ii) The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

Please refer to examples 2 - 6 for The Hartford's Principal First Preferred in Appendix I for illustrations regarding recalculation of your Benefit Amount.

Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions ("RMD"). An RMD may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.

IS THIS RIDER DESIGNED TO PAY YOU A DEATH BENEFIT?

No. However, partial Surrenders will reduce the standard Death Benefit.

DOES THIS RIDER REPLACE STANDARD DEATH BENEFITS?

No.

CAN YOU REVOKE THIS RIDER?

Yes. You may revoke this rider in writing anytime following the earlier of the 5th Contract Year (if elected at issuance) or the 5th anniversary of electing this rider post-issuance or at the time we exercise our right to impose investment restrictions. You may terminate this rider by submitting The Hartford's Principal First Preferred Termination Form to our Administrative Office or by calling us. Termination requests will not be accepted more than 30 days prior to your fifth rider anniversary. Annuitizing your Contract instead of receiving Benefit Payments will terminate this rider. If you revoke this rider you will not be able to elect any other optional benefit rider or participate in a Company-sponsored exchange program. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable CDSC.

If, in one year, your Surrenders total more than your annual Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount and your Benefit Payment we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

If your Contract Value is reduced to zero due to receiving annual Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments.

You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.

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WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:

-   The Benefit Amount immediately prior to the ownership change or assignment;
    or

-   The Contract Value at the time of the ownership change or assignment.

The Benefit Payment will then be reset to 5% of the new Benefit Amount.

If the Owner dies and the sole Beneficiary is the Owner's Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.

You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

Yes. If the Owner dies and the sole Beneficiary is the deceased Owner's Spouse at the time of death, that Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

You may elect the annuitization option at any time. If you annuitize your Contract, you may choose this payout option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option (called the "PFP Annuity Payout Option"), we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Owner or the Annuitant should die before the PFP Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PFP Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PFP Payout Option. Electing this option forfeits any right to Death Benefit values calculated under the standard Death Benefit or any optional death benefits you may have purchased. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed Annuity Payout option until your Benefit Amount is depleted.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?


Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date.


ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.

CAN WE AGGREGATE CONTRACTS?

Yes. We reserve the right to treat all Contracts issued to you by us or one of our affiliates as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect optional withdrawal benefits in such other Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:


- We can revoke this rider if you violate the investment restrictions requirements.


- The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used in the calculation of the Benefit Amount and Benefit Payment is based on the investment performance of your Sub-Accounts.

-   Benefit Payments can't be carried forward from one year to the next.

- Annual Surrenders exceeding 5% accelerate depletion of your Benefit Amount even if you use the Automatic Income Program to meet RMD requirements. No reliable assumptions can be made that your payments will continue for any particular number of years.

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- Additional contributions made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional contribution restores the Benefit Amount to the previous Benefit Amount.

- If elected post-issuance, the first one year period will be considered to be the time period between election and the next following Contract Anniversary.

- When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.


- We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.


B. THE HARTFORD'S LIFETIME INCOME FOUNDATION

OBJECTIVE

Protect principal from poor market performance, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

- LIFETIME WITHDRAWAL BENEFIT. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life's 60th birthday, until the first death of any Covered Life ("Single Life Option") or the second death of any Covered Life ("Joint/Spousal Option"). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life's 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

- GUARANTEED MINIMUM DEATH BENEFIT. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. PARTIAL SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. THIS GUARANTEED MINIMUM DEATH BENEFIT REPLACES THE STANDARD DEATH BENEFITS PROVIDED UNDER THIS CONTRACT.

WHEN CAN YOU BUY THIS RIDER?

The Hartford's Lifetime Income Foundation is closed to new investors.

When you buy this rider, you must provide us with the names and ages of the Owner, any joint Owner, Annuitant and Beneficiary.

A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.

The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.

The maximum age of any Contract Owner or Annuitant when electing this rider is
80. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 81.

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DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any rider other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary AFTER your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on:

- Subsequent Premium Payments. Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

- Partial Surrenders. Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the aggregate amount of the partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

    A. If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

    B.  If cumulative partial Surrenders during an Eligible Withdrawal Year are
        (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

    C. For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.

Partial Surrenders will diminish the Guaranteed Minimum Death Benefit. Please refer to the Examples in Appendix I for a more complete description of these effects.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

Yes. However, your Withdrawal Percent, and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance,

- If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

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- If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issue date to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

     ATTAINED AGE OF RELEVANT COVERED                WITHDRAWAL PERCENT
     LIFE ON THE CONTRACT ANNIVERSARY         SINGLE LIFE         JOINT/SPOUSAL
   PRIOR TO THE FIRST PARTIAL SURRENDER          OPTION               OPTION
--------------------------------------------------------------------------------
                  60 - 64                         5.0%                 4.5%
                  65 - 69                         5.5%                 5.0%
                  70 - 74                         6.0%                 5.5%
                  75 - 79                         6.5%                 6.0%
                    80+                           7.0%                 6.5%

Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year; you will not be able to carry remaining amounts forward to future Contract Years.

IS THIS RIDER DESIGNED TO PAY YOU A DEATH BENEFIT?

Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

    A. If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

    B.  If cumulative partial Surrenders during an Eligible Withdrawal Year are
        (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

    C. For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled "CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT" for more information on the continuation of the Lifetime Benefit Payments by your Spouse.

DOES THIS RIDER REPLACE THE STANDARD DEATH BENEFIT?

Yes.

CAN YOU REVOKE THIS RIDER?

Yes. Anytime following the earlier of Spousal Contract continuation or the 5th Contract Year, the Contract Owner may also elect to revoke the Lifetime Withdrawal Benefits whereupon we will deduct one last pro-rated fee for this rider and only the Guaranteed Minimum Death Benefit shall continue to apply. Certain changes in the Covered Life will also constitute a revocation of the Withdrawal Benefits. A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

In the event that this rider is terminated, whether as a result of your actions or ours, your Lifetime Benefit Payments will cease; your Payment Base will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Please refer to the discussion under "DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?" for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the

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Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.

Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new Relevant Covered Life.

After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.

Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.

You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then we will:

    A. If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit only. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

    B. If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, or we no longer offer this rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

    A. If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

    B. If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change; or

    C. If we offer this rider and the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

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If the rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.

The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

SINGLE LIFE OPTION ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving             The Annuitant is living or       Joint Contract Owner receives
                                 non-spousal Contract Owner       deceased                         the Death Benefit and this
                                                                                                   rider terminates
Contract Owner                   There is a surviving spousal     The Annuitant is living or       Joint Contract Owner receives
                                 Contract Owner                   deceased                         the Death Benefit and this
                                                                                                   rider can continue under
                                                                                                   Spousal Contract continuation
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Designated
                                 Owner                            deceased                         Beneficiary receives the Death
                                                                                                   Benefit
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Estate
                                 Owner or Beneficiary             deceased                         receives the Death Benefit
Annuitant                        Contract Owner is living         There is no Contingent           Contract continues, no Death
                                                                  Annuitant and the Contract       Benefit is paid, and this rider
                                                                  Owner becomes the Contingent     continues
                                                                  Annuitant
Annuitant                        Contract Owner is living         There is no Contingent           Rider terminates and Contract
                                                                  Annuitant and the Contract       Owner receives the Death
                                                                  Owner waives their right to      Benefit
                                                                  become the Contingent Annuitant
Annuitant                        Contract Owner is Living         Contingent Annuitant is Living   Contingent Annuitant becomes
                                                                                                   the Annuitant and the Contract
                                                                                                   and this rider continues

JOINT/SPOUSAL ELECTION:

IF THE DECEASED IS . . .                 AND . . .                          AND . . .                       THEN THE . . .
Contract Owner               There is a surviving Contract      The Annuitant is living or         The surviving Contract Owner
                             Owner                              deceased                           continues the Contract and rider;
                                                                                                   we will increase the Contract
                                                                                                   Value to the Death Benefit value
Contract Owner               There is no surviving Contract     The Spouse is the sole primary     Follow Spousal Contract
                             Owner                              beneficiary                        continuation rules for joint life
                                                                                                   elections
Contract Owner               There is no surviving Contract     The Annuitant is living or         Rider terminates and Contract
                             Owner or Beneficiary               deceased                           Owner's estate receives the Death
                                                                                                   Benefit
Annuitant                    The Contract Owner is living       There is a Contingent Annuitant    The Rider continues; upon the
                                                                                                   death of the last surviving
                                                                                                   Covered Life, the rider will
                                                                                                   terminate.

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Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

-   SINGLE LIFE OPTION:

If a Covered Life dies and the Beneficiary is the deceased Covered Life's Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales of this rider at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.

If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit, the Guaranteed Minimum Death Benefit will be set equal to the Contract Value and the rider charge will no longer be assessed.

-   JOINT/SPOUSAL OPTION:

This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

- The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

- The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

- The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender; and

- The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.

The remaining Covered Life can not name a new Owner of the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will then terminate upon the death of the remaining Covered Life.

If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the age of the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our minimum Contract Value then in effect. By annuitizing your Contract and choosing an income option, you will be exchanging your accumulated savings and Death Benefits for a guaranteed income stream.

If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

-   SINGLE LIFE OPTION:

If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.

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If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.

If the Annuitant is alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of your Withdrawal Percent or 5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

This option may not be available if the Contract is issued to qualify under Code
Section 401, 403, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

-   JOINT/SPOUSAL OPTION:

If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.

If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.

If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of Withdrawal Percent or 4.5%. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?


Yes. We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value. Effective October 4, 2013, we are exercising this contractual right for the products described in Appendix D to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D. Your selected allocations will be automatically re-balanced quarterly. If your allocations do not currently comply with the investment restrictions described in Appendix D, we must receive allocation instructions from you prior to October 4, 2013 that comply with the investment restrictions described in Appendix D. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.



We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment pro-grams, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to "Other Program

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considerations" under the section entitled "What other ways can you invest?" in
Section 4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.



EXCEPT AS PROVIDED BELOW, FAILURE TO COMPLY WITH THE INVESTMENT RESTRICTIONS WILL RESULT IN TERMINATION OF THE RIDER. IF THE RIDER IS TERMINATED BY US FOR VIOLATION OF APPLICABLE INVESTMENT RESTRICTIONS, WE WILL ASSESS A PRO-RATED SHARE OF THE RIDER CHARGE AND WILL NO LONGER ASSESS A RIDER CHARGE THEREAFTER. TERMINATION OF THE RIDER WILL NOT TERMINATE ANY CONCURRENT GUARANTEED MINIMUM DEATH BENEFIT RIDER.



If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to rein-state the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen business day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the termination or Contract Value as of the date of reinstatement. Your With-drawal Percentage will be reset to equal the Withdrawal Percentage prior to termination unless during the reinstatement period the relevant Covered Life qualifies for a new age band.



Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.


ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?


Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.


CAN WE AGGREGATE CONTRACTS?

Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.

We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

- Your annual Lifetime Benefit Payment may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

- Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these "lifetime" benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

- Even though this rider is designed to provide "living benefits," you should not assume that you will necessarily receive "payments for life" if you have violated any of the terms of this rider.

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- The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

- The determination of the "Relevant" Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

- We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time.

- Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

- You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or be able to elect optional riders other than MAV Plus.

- When the Single Life Option is chosen, your Spouse may find continuation of this rider to be unavailable or unattractive after the death of the Covered Life. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

- The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

- Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

-   This rider may not be suitable if a Covered Life is under attained age 60.

- The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.


- We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.


C. THE HARTFORD'S LIFETIME INCOME BUILDER II

OBJECTIVE

Protect your investment from poor market performance through potential annual automatic Payment Base increases, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

- LIFETIME WITHDRAWAL BENEFIT. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life's 60th birthday, until the first death of any Covered Life ("Single Life Option") or until the second death of any Covered Life ("Joint/Spousal Option"). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary, as adjusted by annual Payment Base increases, multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life's 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

- GUARANTEED MINIMUM DEATH BENEFIT. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for Partial Surrenders or Contract Value as of the date due proof of death is received for any

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  Contract Owner or Annuitant. PARTIAL SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. THIS GUARANTEED MINIMUM DEATH BENEFIT REPLACES THE STANDARD DEATH BENEFITS PROVIDED UNDER THIS CONTRACT.

WHEN CAN YOU BUY THIS RIDER?

The Hartford's Lifetime Income Builder II is closed to new investors.

When you buy this rider, you must provide us with the names and ages of the Owner, any joint Owner, Annuitant and Beneficiary.

A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.

The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.

The maximum age of any Contract Owner or Annuitant when electing this rider is
75. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 76.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any rider other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary AFTER your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.

We reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. Fee increases will not apply if (a) the age of the Relevant Covered Life is 80 or older; or (b) you notify us in writing of your election to permanently waive automatic Payment Base increases. This fee may not be the same as the fee that we charge new purchasers.

Subject to the foregoing limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.

We may offer a lower fee to customers who agree to participate in any asset allocation models, investment programs, or fund-of-funds we may designate from time to time.

You will receive advanced notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:

-   Notifying us in writing, verbally or electronically, if available.

- Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

- We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

- We will only honor notifications from the Owner or joint Owner and not through your broker.

- Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.

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- If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider's rules.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders as well as automatic Payment Base increases. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on certain changes in Covered Lives.

- Automatic Payment Base increases. Your Payment Base may fluctuate based on annual "automatic Payment Base increases." You will be qualified for annual automatic Payment Base increases commencing on your first Contract Anniversary. Automatic Payment Base increases will cease upon the earlier of the Annuity Commencement Date or the Contract Anniversary immediately following the Relevant Covered Life's attained age of 80. Automatic Payment Base increases are based on your then current Anniversary Value (prior to the rider charge being taken) divided by your Maximum Contract Value and then reduced by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Payment Base increases will not take place if the investment performance of your Sub-Accounts is neutral or negative.

- Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

- Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

    A. If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

    B.  If cumulative partial Surrenders during an Eligible Withdrawal Year are
        (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

    C. For any partial Surrender that first causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.

Partial Surrenders will diminish the Guaranteed Minimum Death Benefit.

See Examples 7, 8 and 10-14 under The Hartford's Lifetime Income Builder II.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

Yes. However, your Withdrawal Percentage and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance:

- If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

- If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issuance to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

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     ATTAINED AGE OF RELEVANT COVERED                WITHDRAWAL PERCENT
     LIFE ON THE CONTRACT ANNIVERSARY         SINGLE LIFE         JOINT/SPOUSAL
   PRIOR TO THE FIRST PARTIAL SURRENDER          OPTION               OPTION
--------------------------------------------------------------------------------
                  60 - 64                         5.0%                 4.5%
                  65 - 69                         5.5%                 5.0%
                  70 - 74                         6.0%                 5.5%
                  75 - 79                         6.5%                 6.0%
                    80+                           7.0%                 6.5%

Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year, you will not be able to carry remaining amounts forward to future Contract Years.

See Examples 1-6 and 11-14 under The Hartford's Lifetime Income Builder II.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

    A. If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

    B.  If cumulative partial Surrenders during an Eligible Withdrawal Year are
        (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

    C. For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled "CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT" for more information on the continuation of the Lifetime Benefit Payments by your Spouse.

See Examples 9, 10 and under The Hartford's Lifetime Income Builder II.

DOES THIS RIDER REPLACE THE STANDARD DEATH BENEFIT?

Yes.

CAN YOU REVOKE THIS RIDER?

No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Please refer to "DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?" for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments.

See Examples 7, 8 and 10-14 under The Hartford's Lifetime Income Builder II.

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WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.

Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.

After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.

Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.

You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

    A. If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit only. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

    B. If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, or we no longer offer this rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then we will:

    A. If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

    B. If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The Maximum Contract Value will be recalculated to equal the Contract Value on the date of the change; or

    C. If we offer this rider and the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.


If the rider is no longer available for sale, the maximum age limitation of the rider is 76.

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The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

SINGLE LIFE OPTION ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving             The Annuitant is living or       Joint Contract Owner receives
                                 non-spousal Contract Owner       deceased                         the Death Benefit and this
                                                                                                   rider terminates
Contract Owner                   There is a surviving spousal     The Annuitant is living or       Joint Contract Owner receives
                                 Contract Owner                   deceased                         the Death Benefit and this
                                                                                                   rider can continue under
                                                                                                   Spousal Contract continuation
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Designated
                                 Owner                            deceased                         Beneficiary receives the Death
                                                                                                   Benefit
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Estate
                                 Owner or Beneficiary             deceased                         receives the Death Benefit
Annuitant                        Contract Owner is living         There is no Contingent           Contract continues, no Death
                                                                  Annuitant and the Contract       Benefit is paid, and this rider
                                                                  Owner becomes the Contingent     continues
                                                                  Annuitant
Annuitant                        Contract Owner is living         There is no Contingent           Rider terminates and Contract
                                                                  Annuitant and the Contract       Owner receives the Death
                                                                  Owner waives their right to      Benefit
                                                                  become the Contingent Annuitant
Annuitant                        Contract Owner is Living         Contingent Annuitant is Living   Contingent Annuitant becomes
                                                                                                   the Annuitant and the Contract
                                                                                                   and this rider continues

JOINT/SPOUSAL ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving Contract    The Annuitant is living or       The surviving Contract Owner
                                 Owner                            deceased                         continues the Contract and
                                                                                                   rider; we will increase the
                                                                                                   Contract Value to the Death
                                                                                                   Benefit value
Contract Owner                   There is no surviving Contract   The Spouse is the sole primary   Follow Spousal Contract
                                 Owner                            beneficiary                      continuation rules for joint
                                                                                                   life elections
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates and Contract
                                 Owner or Beneficiary             deceased                         Owner's estate receives the
                                                                                                   Death Benefit
Annuitant                        The Contract Owner is living     There is a Contingent Annuitant  The Rider continues; upon the death of the last surviving
                                                                                                   Covered Life, the rider will
                                                                                                   terminate.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

-   SINGLE LIFE OPTION:

If a Covered Life dies and the Beneficiary is the deceased Covered Life's Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime

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Withdrawal Benefits at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.

If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit, the Guaranteed Minimum Death Benefit will be set equal to the Contract Value and the rider charge will no longer be assessed.

-   JOINT/SPOUSAL OPTION:

This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

- The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date

- The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date

- The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender

- The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.

The remaining Covered Life can not name a new owner on the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.

If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.

See Example 17 under The Hartford's Lifetime Income Builder II.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our minimum Contract Value then in effect.

If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

-   SINGLE LIFE OPTION:

If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.

If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.

If the Annuitant and joint Annuitant are alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.

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The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

This option may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

-   JOINT/SPOUSAL OPTION:

If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.

If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.

If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 4.5%. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?


Yes. Effective October 4, 2013, we are exercising our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D. Your selected allocations will be automatically rebalanced quarterly. If your allocations do not currently comply with the investment restrictions described in Appendix D, we must receive allocation instructions from you prior to October 4, 2013 that comply with the investment restrictions described in Appendix D. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.



We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to "Other Program considerations" under the section entitled "What other ways can you invest?" in Section 4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.



EXCEPT AS PROVIDED BELOW, FAILURE TO COMPLY WITH THE INVESTMENT RESTRICTIONS WILL RESULT IN TERMINATION OF THE RIDER. IF THE RIDER IS TERMINATED BY US FOR VIOLATION OF APPLICABLE INVESTMENT RESTRICTIONS, WE WILL ASSESS A PRO-RATED SHARE OF THE RIDER CHARGE AND WILL NO LONGER ASSESS A RIDER CHARGE THEREAFTER. TERMINATION OF THE RIDER WILL NOT TERMINATE ANY CONCURRENT GUARANTEED MINIMUM DEATH BENEFIT RIDER.



If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen business day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to

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reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the termination or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to termination unless during the reinstatement period the relevant Covered Life qualifies for a new age band.



Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.


ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?


Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.


See Examples 9 and 10 under The Hartford's Lifetime Income Builder II.

CAN WE AGGREGATE CONTRACTS?

Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.

We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

- Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

- Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these "lifetime" benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

- Even though this rider is designed to provide "living benefits," you should not assume that you will necessarily receive "payments for life" if you have violated any of the terms of this rider.

- The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

- The determination of the "Relevant" Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

- We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

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- Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

- You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or able to elect optional riders other than MAV Plus.

- When the Single Life Option is chosen, Spouses may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

- The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

- Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

-   This rider may not be suitable if a Covered Life is under attained age 60.

- Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

- We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

- The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

D. THE HARTFORD'S PRINCIPAL FIRST

OBJECTIVE

Protect your investment from poor market performance through annual Benefit Payments until the Benefit Amount is reduced to zero.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect "step-ups" that reset your Benefit Amount to the then prevailing Contract Value.

You or your Spouse (if Spousal Contract continuation has been chosen) may elect to step-up your Benefit Amount following the 5th Contract Year that you added this rider to your Contract and again on each fifth anniversary from the last time you elected to step-up your Benefit Amount (or upon Spousal Contract continuation, whichever is earlier)(these dates are called "election dates" in this section). Your Benefit Amount will then become the Contract Value as of the close of business on the Valuation Date that you properly made this election. Each time that you exercise step-up rights, your Benefit Payment will be reset to 7% of the new Benefit Amount, but will never be less than your then existing Benefit Payment. You must follow certain requirements to make this election:

- We will accept requests for a step-up in writing, verbally or electronically, if available.

- Written elections must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of making this election. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

- We will not accept any election request prior to an election date. You may not post-date your election.

- If an election form is received in good order on or after an election date, the step-up will occur as of the close of business on the Valuation Day that the request is received by us at our Administrative Office. We reserve the right to require you to elect step-ups only on Contract Anniversaries.

- We will not honor any election request if your Contract Value is less than your Benefit Amount effective as of the step-up effective date.

- Your election is irrevocable. This means that if your Contract Value increases after your step-up, you can not ask us to reset your Benefit Amount again until your next election date. The fee for this rider may also change when you make this election and will remain in effect until your next election, if any.

WHEN CAN YOU BUY THIS RIDER?


The Hartford's Principal First rider is closed to new investors and post-issue election.

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DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any riders other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The annual charge for this rider is based on your daily Sub-Account Value and is deducted daily. The charge continues to be deducted until we begin to make Annuity Payouts.

We will recalculate the charge each time that you step-up your Benefit Amount. The fee at the time of step-up will be the charge that we are then currently charging other customers who have previously elected this rider and have elected to step-up. This fee may not be the same as, but will not be more than, the fee that we charge new purchasers or the fee we set before we cease offering this rider. If we cease sales of this rider, we will predetermine the rider charge on a non-discriminatory basis. Before you decide to exercise your step-up privileges, you should request a current prospectus which will describe the then current charge effective upon exercising step-up rights.

We also reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. The fee increase will only apply if you elect to step-up your Benefit Amount. Subject to limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of ownership of this Contract.

DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. If elected at the time of Contract issuance, your initial Benefit Amount is your initial Premium Payment. If elected after the Contract has been issued, your initial Benefit Amount will be the based on your Contract Value at the time the rider is elected. Any time after the 5th Contract Year that this rider has been in effect and thereafter on each fifth anniversary of the last step-up (or sooner upon Spousal Contract continuation); you (or your Spouse if Spousal Contract continuation rights have been elected) may elect to step-up the Benefit Amount to the Contract Value.

Your Benefit Amount will fluctuate based on subsequent Premium Payments or partial Surrenders. Partial Surrenders in excess of your Benefit Payments may also trigger a recalculation of the Benefit Amount and future Benefit Payments. Your Benefit Amount can never be more than $5 million.

You cannot elect the step-up privilege if your then current Benefit Amount is higher than your Contract Value on step-up dates.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

No. You can continue to take Benefit Payments until the Benefit Amount has been depleted. Once the initial Benefit Amount has been determined, we calculate the Benefit Payment. The maximum Benefit Payment is 7% of your Benefit Amount on rider effective date, or if more recently, the last date on which a step up was elected, or the Benefit Amount was reduced due to a partial Surrender exceeding the Benefit Payment. Benefit Payments can begin at any time and can be taken on any schedule that you request. Benefit Payments are non-cumulative, which means that your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, if you do not take 7% one year, you may not take more than 7% the next year.

If you elect this rider when you purchase your Contract, we count one year as the time between each Contract Anniversary. If you purchase this rider after you purchase your Contract, we count the first year as the time between the date we added this rider to your Contract and your next Contract Anniversary, which could be less than a year.

Each time you add a Premium Payment, we increase your Benefit Amount by the amount of the subsequent Premium Payment. When you make a subsequent Premium Payment, your Benefit Payments will increase by 7% of the amount of the subsequent Premium Payment.

Your Benefit Amount cannot be less than $0 or more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your annual Benefit Payment include any applicable Contingent Deferred Sales Charge.

IF, IN ONE YEAR, YOUR SURRENDERS TOTAL MORE THAN YOUR BENEFIT PAYMENT, WE WILL RE-CALCULATE YOUR BENEFIT AMOUNT AND YOUR BENEFIT PAYMENT COULD BE SIGNIFICANTLY LOWER IN THE FUTURE. Any time we recalculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

Whenever a partial Surrender is made, the Benefit Amount will be equal to the amount determined in either (A) or (B) as follows:

A. If the total partial Surrenders since the later of (i) the most recent Contract Anniversary, or (ii) the Valuation Day that the Benefit Payment was last established (excluding establishments for subsequent Premium Payments), are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

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B. If the total partial Surrenders as determined in (A) above exceed the Benefit Payment, the Benefit Amount will have an automatic reset to the greater of zero or the lesser of (i) or (ii) as follows:

       (i)  The Contract Value immediately following the partial Surrender; or

       (ii) The Benefit Amount immediately prior to the partial Surrender, less the amount of the partial Surrender.

Please refer to examples 2 - 7 for The Hartford's Principal First in Appendix I for illustrations regarding recalculation of your Benefit Amount.

Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on a calendar year basis (i.e., compared to a Contract Year basis), usually beginning after age 70 1/2. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

No. However, partial Surrenders will reduce the standard Death Benefit.

DOES THIS RIDER REPLACE STANDARD DEATH BENEFITS?

No.

CAN YOU REVOKE THIS RIDER?

No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

WHAT EFFECT DO PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS
RIDER?

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value and Benefit Amount. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable CDSC.

If, in one year, your Surrenders total more than your Benefit Payment, we will re-calculate your Benefit Amount and your Benefit Payment could be significantly lower in the future. Any time we re-calculate your Benefit Amount or your Benefit Payment, we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.

If your Contract Value is reduced to zero due to receiving Benefit Payments, and you still have a Benefit Amount, you will continue to receive a Benefit Payment through a fixed Annuity Payout option until your Benefit Amount is depleted. While you are receiving payments under fixed Annuity Payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining Benefit Payments. You can Surrender your entire Contract Value any time; however, you will receive your Contract Value at the time you request a full Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount that you would have received under this rider.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

If you change the ownership or assign this Contract to someone other than your Spouse after 12 months of electing this rider, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future. The Benefit Amount will be recalculated to equal the lesser of:

-   The Benefit Amount immediately prior to the ownership change or assignment;
    or

-   The Contract Value at the time of the ownership change or assignment.

The Benefit Payment will then be reset to 7% of the new Benefit Amount.

If the Owner dies and the sole Beneficiary is the Owner's Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the standard Death Benefit.

You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

Yes. If the Owner dies and the Beneficiary is the deceased Owner's Spouse at the time of death, the Spouse may continue the Contract and this rider. This right may be exercised only once during the term of the Contract.

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WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

You may elect the annuitization option at any time. If you annuitize your Contract, you may choose this Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Annuity Payout Option (called the "PF Annuity Payout Option"), we will pay a fixed dollar amount for a specific number of years ("Payout Period"). If you, the joint Owner or the Annuitant should die before the PF Annuity Payout Period is complete, the remaining payments will be made to the Beneficiary. The PF Annuity Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options. If you, the joint Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing the PF Annuity Payout Option or any of the Death Benefit options offered in your Contract. If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary. If your Contract Value is reduced to zero, you will receive a fixed dollar amount Annuity Payout option until your Benefit Amount is depleted.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

No.

ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

No; however, your Benefit Amount cannot be more than $5 million. Any activities that would otherwise increase the Benefit Amount above this ceiling will not be included for any benefits under this rider.

CAN WE AGGREGATE CONTRACTS?

We reserve the right to treat all Contracts issued to you by us or one of our affiliates as one Contract for purposes of this rider. This means that if you purchase two Contracts from us in any twelve month period and elect any optional withdrawal benefit rider on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- The annual percentage used for determining Benefit Payments is not a fixed rate of return. The Contract Value used to set Benefit Payments is based on the investment performance of your Sub-Accounts.

- Benefit Payments cannot be carried forward from one year to the next. You will not be warned if you take less than the maximum withdrawals available without triggering recalculation of your Benefit Payments.

- Annual Surrenders exceeding 7% accelerate depletion of your Benefit Amount even if you use the Automatic Income Program to meet RMD requirements. No reliable assumptions can be made that your payments will continue for any particular number of years.

- Additional contributions made to your Contract after withdrawals have begun may not restore the previous amount of Benefit Payments, even if the additional contribution restores the Benefit Amount to the previous Benefit Amount.

- Voluntary or involuntary annuitization will terminate Benefit Payments. Annuity Payout options available subsequent to the Annuity Commencement Date may be less than Benefit Payments.

- There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.

- When the Contract Value is small in relation to the Benefit Amount, Surrenders may have a significant effect on future Benefit Payments.

- We do not automatically increase payments under the Automatic Income Program if your Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Benefit Payments and your eligible Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

- The 2009 change to the Internal Revenue Code pertaining to Required Minimum Distributions do not change the calculation of your eligible withdrawal amount under the rider if you are enrolled in the Automatic Income Program.

8. MISCELLANEOUS

A. DEFINITIONS

Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:

ACCOUNT: Any of the Sub-Accounts or the Fixed Accumulation Feature.

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ACCUMULATION UNITS: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.

ACCUMULATION UNIT VALUE: The daily price of Accumulation Units on any Valuation Day.

ADMINISTRATIVE OFFICE: Our overnight mailing address is:

The Hartford Wealth Management - Individual Annuities, 745 West New Circle Road Building 200, 1st Floor, Lexington, KY 40511. Our standard mailing address is:
The Hartford Wealth Management - Individual Annuities, PO Box 14293, Lexington, KY 40512-4293

ANNIVERSARY VALUE: The value equal to the Contract Value as of a Contract Anniversary, as adjusted for subsequent Premium Payments and partial Surrenders.

ANNUAL MAINTENANCE FEE: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Sub-Account in which you are invested.

ANNUAL WITHDRAWAL AMOUNT: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.

ANNUITANT: The person on whose life the Contract is issued. Except as otherwise provided, the Annuitant may not be changed after your Contract is issued.

ANNUITY CALCULATION DATE: The date we calculate the first Annuity Payout.


ANNUITY COMMENCEMENT DATE: The later of the 10th Contract Anniversary or the date the Annuitant reaches age 90.


ANNUITY PAYOUT: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.

ANNUITY PAYOUT OPTION: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.

ANNUITY UNIT: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.

ANNUITY UNIT VALUE: The daily price of Annuity Units on any Valuation Day.

BENEFICIARY: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner and Annuitant as the case may be.

BENEFIT AMOUNT: The basis used to determine the maximum payout guaranteed under The Hartford's Principal First, The Hartford's Principal First Preferred and The Hartford's Lifetime Income Builder. The Benefit Amount is comprised of net Premium Payments, less any Payment Enhancements, if applicable, and may be subject to periodic step ups when The Hartford's Principal First or The Hartford's Lifetime Income Builder have been elected.

BENEFIT PAYMENT: The maximum guaranteed amount that may be withdrawn each Contract Year under The Hartford's Principal First, The Hartford's Principal First Preferred or The Hartford's Lifetime Income Builder. A Benefit Payment constitutes a partial Surrender.

CHARITABLE REMAINDER TRUST: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.

CODE: The Internal Revenue Code of 1986, as amended.

COMMUTED VALUE: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.

CONTINGENT ANNUITANT: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant's death.

CONTINGENT DEFERRED SALES CHARGE: The deferred sales charge, if applicable, that may apply when you make a full or partial Surrender.

CONTRACT: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.

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CONTRACT ANNIVERSARY: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non-Valuation Day, then the Contract Anniversary will be the next Valuation Day.

CONTRACT OWNER, OWNER OR YOU: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize "you" in the prospectus.

CONTRACT VALUE: The total value of the Accounts on any Valuation Day.

CONTRACT YEAR: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.

COVERED LIFE: The governing life or lives used for determining the Lifetime Withdrawal Feature under The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios.

DEATH BENEFIT: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.

DOLLAR COST AVERAGING: A program that allows you to systematically make transfers between Accounts available in your Contract.

ELIGIBLE WITHDRAWAL YEAR: As used in The Hartford's Lifetime Income Foundation and The Hartford's Lifetime Income Builder II, any Contract Year following the Relevant Covered Life's 60th birthday.

FIXED ACCUMULATION FEATURE: Part of our General Account, where you may allocate all or a portion of your Contract Value. In your Contract, the Fixed Accumulation Feature may be called the Fixed Account. Not all forms of Contracts we offer contain a Fixed Accumulation Feature.

FUND: A registered investment company or a series thereof in which assets of a Sub-Account may be invested. We sometimes call the Funds you select a "Sub-Account".

GENERAL ACCOUNT: The General Account includes our company assets, including any money you may have invested in the Fixed Accumulation Feature, if available.

JOINT ANNUITANT: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.

LIFETIME BENEFIT PAYMENT: The maximum guaranteed amount that can be withdrawn each year pursuant to The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios. A Lifetime Benefit Payment constitutes a partial Surrender. Withdrawals taken prior to an Eligible Withdrawal Year (The Hartford's Lifetime Income Foundation and The Hartford's Lifetime Income Builder II) or prior to the Lifetime Income Eligibility Date (The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios) are excluded from this definition.

LIFETIME INCOME ELIGIBILITY DATE: Under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios, the date the relevant Covered Life attains age 59 1/2, at which point Lifetime Benefit Payments can begin.

LIFETIME WITHDRAWAL FEATURE: Under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios, a series of Lifetime Benefit Payments in each Contract Year following the Lifetime Income Eligibility Date.

MAXIMUM ANNIVERSARY VALUE: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and partial Withdrawals, prior to the deceased's 81st birthday or the date of death, if earlier.

MAXIMUM CONTRACT VALUE: The greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.

MINIMUM CONTRACT VALUE: Subject to state variations, the Minimum Contract Value we establish from time to time.

NET INVESTMENT FACTOR: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.

1933 ACT: The Securities Act of 1933, as amended.

1934 ACT: The Securities Exchange Act of 1934, as amended.

1940 ACT: The Investment Company Act of 1940, as amended.

NON-VALUATION DAY: Any day the New York Stock Exchange is not open for trading.

PAYEE: The person or party you designate to receive Annuity Payouts.

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PAYMENT BASE: The amount used to determine the Lifetime Benefit Payments for The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios. The Payment Base may be subject to automatic annual Payment Base increases when The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios has been elected. In The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios, Payment Base includes Payment Enhancements (Plus Contracts only) and front end sales charges (Edge Contracts only) but excludes any Employee Gross-Up. Your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored exchange program. For Plus contracts, your initial Payment Base includes any Payment Enhancement, if applicable; provided, however, Payment Enhancements are not taken into consideration as such for the purposes of The Hartford's Lifetime Income Foundation or The Hartford's Lifetime Income Builder II.

PAYMENT ENHANCEMENT: An amount we credit to your Contract Value at the time a Premium Payment is made for "Plus" Contracts only. The amount of a Payment Enhancement is based on the cumulative Premium Payments you make to your Contract.

PREMIUM PAYMENT: Money sent to us to be invested in your Contract (not taking into consideration any applicable front-end charges, Payment Enhancements or Employee Gross Up).

PREMIUM TAX: A tax charged by a state or municipality on Premium Payments.

RELEVANT COVERED LIFE: When the Single Life option is chosen, the Relevant Covered Life will be the older of the Contract Owner(s) if the Contract Owner is a natural person or the Annuitant(s) if the Contract Owner is not a natural person. When the Joint/Spousal Option is chosen, however, the Relevant Covered Life will be the younger of the Contract Owner and his or her Spouse if the Contract Owner is a natural person or the Annuitant if the Contract Owner is not a natural person. As used herein, "attained age" means the chronological age of the Relevant Covered Life as of the most recent Contract Anniversary before requesting any partial Surrender or if a partial Surrender is requested during the first Contract Year, the chronological age of the Relevant Covered Life as of the Contract issuance date.

REQUIRED MINIMUM DISTRIBUTION: A federal requirement that individuals age 70 1/2 and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70 1/2 or upon retirement, whichever comes later.

SPOUSE: A person related to a Contract Owner by marriage pursuant to the Code.

SUB-ACCOUNT: A division of the Separate Account containing shares of a Fund. There is a Sub-Account for each Fund. We sometimes call the Funds you select your "Sub-Account".

SUB-ACCOUNT VALUE: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for each Sub-Account.

SURRENDER: A complete or partial withdrawal from your Contract.

SURRENDER VALUE: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding).

THRESHOLD: For the purposes of The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios, the amount used to determine the change in the Payment Base following a partial Surrender in any Contract Year that is not an Eligible Withdrawal Year (The Hartford's Lifetime Income Foundation and The Hartford's Lifetime Income Builder II) or any Contract Year that is prior to the Lifetime Income Eligibility Date (The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios). For the purposes of these optional riders, the percentage used to determine your Threshold amount is 5% (Single Life Election) or 4.5% Joint/Spousal Election) of the Payment Base.

VALUATION DAY: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.

VALUATION PERIOD: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.

WE, US OR OUR: Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company, as the case may be.

WITHDRAWAL PERCENT: The multiplier used in calculating Lifetime Benefit Payments under The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios.

YOU: The Owner including any joint Owner(s). We do not capitalize "you" or "your" in this prospectus.

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B. STATE VARIATIONS

The following section describes modifications to this prospectus required by one or more state insurance departments as of the date of this prospectus. Unless otherwise noted, variations apply to all forms of Contracts we issue. References to certain state's variations do not imply that we actually offer Contracts in each such state. These variations are subject to change without notice and additional variations may be imposed as specific states approve new riders.

- ALABAMA - We will accept subsequent Premium Payments only during the first three Contract Years (if Contract contains the Fixed Account Rider).

- CALIFORNIA - Any Owner 60 years old or older when purchasing this Contract in California must either elect the Senior Protection Program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program, we will allocate your initial Premium Payment to a Money Market Fund Sub-Account (or comparable money market Sub-Account) for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any InvestEase (if otherwise available) or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus, Static Asset Allocation Models and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in a Money Market Fund Sub-Account (or comparable money market Sub-Account) unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from a Money Market Fund Sub-Account (or comparable money market Sub-Account) to another investment option. When you terminate your participation in the Senior Protection Program you may reallocate your Contract Value in the Program to other investment options or we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested.

- CONNECTICUT - There are no investment restrictions on the Sub-Accounts that you may invest in while subject to The Hartford's Principal First Preferred benefits. If you elect that rider, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliates to you equal or exceed $100,000. For Connecticut residents that elect The Hartford's Principle First Preferred, The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II or The Hartford's Lifetime Income Foundation, contract aggregation provisions do not apply.

- FLORIDA - The limit on Death Benefits imposed when aggregate Premium Payments total $5 million or more does not apply.

- ILLINOIS - The Fixed Accumulation Feature is not available if you elect The Hartford's Lifetime Income Builder Selects, The Hartford's Lifetime Income Builder Portfolios, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Foundation.

- MASSACHUSETTS - We will accept subsequent Premium Payments only until the Annuitant's 66th birthday or the sixth Contract Anniversary, whichever is later. The Nursing Home Waiver is not available.

-   MINNESOTA - MAV Plus is not available and the Maximum Anniversary Value
    (MAV) Death Benefit is offered instead.

- NEW JERSEY - The Fixed Accumulation Feature is not available. The only AIRs available are 3% and 5%. The investment restrictions and the contract aggregation provisions of The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Foundation are not applicable to New Jersey Owners electing such rider. The Nursing Home Waiver is not available.

- NEW YORK - We will not recalculate The Hartford's Principal First Preferred or The Hartford's Principal First Benefit Amounts if you change ownership or assign your Contract to someone other than your Spouse. The Minimum Contract Value is $1,000 after any Surrender. The minimum monthly Annuity Payout is $20. There are no investment restrictions for The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II and The Hartford's Lifetime Income Foundation. The rider charge for The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder Selects, and The Hartford's Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts. MAV Plus is not available and the Maximum Anniversary Value (MAV) Death Benefit is offered instead.

  The Fixed Accumulation Feature is not available if you elect The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder Selects, and The Hartford's Lifetime Income Builder Portfolios. The only AIRs available are 3% and 5%. The Nursing Home Waiver is not available.

-   OHIO - The Fixed Accumulation Feature is not available.

-   OKLAHOMA - The only AIRs available are 3% and 5%.

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- OREGON - We will accept subsequent Premium Payments during the first six years. Owners may only sign up for DCA Plus Programs that are 6 months or longer. You may not choose a fixed dollar amount Annuity Payout. The Life Annuity with a Cash Refund Annuity Payout Option is not available for Oregon residents and the only AIRs available are 3% and 5%.

- PENNSYLVANIA - The Nursing Home Waiver minimum confinement period is changed from 180 days to 90 days. Pennsylvania residents may not choose a fixed dollar amount Annuity Payout or the Life Annuity with a Cash Refund Annuity Payout Option.

- WASHINGTON - MAV Plus is not available and Maximum Anniversary Value (MAV) Death Benefit is offered instead. The Fixed Accumulation is not available if you elect The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder Selects, and The Hartford's Lifetime Income Builder Portfolios. The rider charge for The Hartford's Lifetime Income Builder, The Hartford's Lifetime Income Builder II, The Hartford's Lifetime Income Foundation, The Hartford's Lifetime Income Builder Selects, and The Hartford's Lifetime Income Builder Portfolios is only deducted from the Sub-Accounts.

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C. FINANCIAL STATEMENTS

You can find financial statements for us and the Separate Account in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.

D. MORE INFORMATION

OWNERSHIP CHANGES - We reserve the right to approve all ownership changes, including any assignment of your Contract (or any benefits) to others or the pledging of your Contract as collateral. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under your Contract so long as the change in ownership does not affect the Owner and does not result in a change in the tax identification number under the Contract. Changes in ownership can also adversely affect your Death Benefits and optional withdrawal benefits.

If the Owner dies and the sole Beneficiary is the Owner's Spouse, then the surviving Spouse can either become the Contract Owner or elect to receive the applicable Death Benefit. We will adjust the Contract Value in these circumstances to equal the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the applicable Death Benefit as a lump sum payment. This privilege will only apply once for each Contract.

You may not change the named Annuitant. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

ASSIGNMENT - A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. A qualified Contract may not be transferred or otherwise assigned (whether directly or used as collateral for a loan), unless allowed by applicable law and approved by us in writing. We can withhold our consent for any reason. We are not obligated to process any request for approval within any particular time frame. Please consult a qualified tax adviser before assigning your Contract.

SPECULATIVE INVESTING - Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. By purchasing this Contract you represent and warrant that you are not using this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.

CONTRACT MODIFICATION - We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.

MEDICAID BENEFITS - Medicaid is a program that covers most medical costs, including nursing home and home care for the elderly and certain persons with disabilities. To qualify, individuals must meet both income and resource tests. Subject to state law, income tests measure whether earned and unearned income such as benefit payments exceeds predetermined monthly caps. Resource tests look to the value of countable assets such as this Contract. Medicaid also allows the costs of benefits such as nursing home care, home and community based services, and related hospital prescription drug services to be recaptured from a recipient's estate after their death (or if the recipient has a surviving Spouse, the recapture is suspended until after the death of the recipient's surviving Spouse).

Medicaid estate planning may be important to people who are concerned about long term care costs or the adequacy of their private LTC insurance. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits.

Certain asset and/or trust transfers (or a "spend down" of assets) made to become eligible for Medicaid may trigger periods of potentially unlimited ineligibility and can be considered fraud. Each state examines the financial history of a person to determine whether he or she transferred funds at below market value in order to qualify for Medicaid. These look-back periods are currently 36-months for asset transfers and 60-months for Medicaid exempt trust transfers.

Ownership interests or beneficiary status under this variable annuity can render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and beneficiary status of your Contract.

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This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.

E. LEGAL PROCEEDINGS

There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company's results of operations or cash flows in particular quarterly or annual periods.

F. HOW CONTRACTS ARE SOLD


We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. ("HSD") under which HSD serves as the principal underwriter for the Contracts. HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of HSD is the same as ours. Hartford Life Distributors, LLC, a subsidiary of Hartford Life Insurance Company, provides marketing support for us. Woodbury Financial Services, Inc. is another affiliated broker-dealer that sells this Contract.



HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions ("Financial Intermediaries") for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principle underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2012. Contracts will be sold by individuals who have been appointed by us as insurance agents and who are registered representatives of Financial Intermediaries ("Registered Representatives").


Core and Edge Contracts may be sold directly to the following individuals free of any commission ("Employee Gross-Up" on Core and no front-end sales charge on Edge): 1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent and affiliates; and 2) employees and Registered Representatives (and their families) of Financial Intermediaries. If applicable, we will credit the Core Contract with a credit of 5.0% of the initial Premium Payment and each subsequent Premium Payment, if any. This additional percentage of Premium Payment in no way affects current or future charges, rights, benefits or account values of other Contract Owners.

We list below types of arrangements that help to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.

Financial Intermediaries receive commissions (described below under "Commissions"). Certain selected Financial Intermediaries also receive additional compensation (described below under "Additional Payments"). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries' internal compensation practices.

Affiliated broker-dealers also employ individuals called "wholesalers" in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.

COMMISSIONS

Up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to people over age 80.

Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Registered Representative's compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.

Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Registered Representative's (or their Financial Intermediary's) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.

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ADDITIONAL PAYMENTS

Subject to FINRA and Financial Intermediary rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract. These additional payments could create an incentive for your Registered Representative, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit.

ADDITIONAL
PAYMENT TYPE                                                            WHAT IT'S USED FOR
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Access                            Access to Registered Representatives and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment             Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing                         Joint marketing campaigns and/or Financial Intermediary event advertising/participation;
                                  sponsorship of Financial Intermediary sales contests and/or promotions in which participants
                                  (including Registered Representatives) receive prizes such as travel awards, merchandise and recognition; client generation expenses.
Marketing Expense Allowances      Pay Fund related parties for wholesaler support, training and marketing activities for certain
                                  Funds.
Support                           Sales support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary's websites; shareholder services (including sub-accounting sponsorship of Financial Intermediary due diligence meetings; and/or expense allowances and reimbursements.
Training                          Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training, and/or client or prospect seminar sponsorships.
Visibility                        Inclusion of our products on a Financial Intermediary's "preferred list"; participation in, or visibility at, national and regional conferences; and/or articles in Financial Intermediary publications highlighting our products and services.
Volume                            Pay for the overall volume of their sales or the amount of money investing in our products.


As of December 31, 2012, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities: AIG Advisors Group, Inc., (FSC Securities Corporation, Royal Alliance Assoc., Inc., Sagepoint Financial), Allen & Company of Florida, Inc., Bancwest Investment Services, Inc., BBVA Compass Inv. Solutions, Inc., Cadaret, Grant & Co., Inc., Cambridge Investment Research Inc., Capital Analyst Inc., Centaurus Financial, Inc., Cetera Financial Group (Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, Cetera Advisors, LLC, Cetera Advisor Networks, LLC, CCO Investment Services Corp., Citigroup Global Markets, Inc., Comerica Securities, Inc., Commonwealth Financial Network, Crown Capital Securities, LLP, Cuna Brokerage Services, Inc., Cuso Financial Services, LLP, Edward D. Jones & Co., LLP, Fifth Third Securities, Inc., First Allied Securities, Inc., First Citizens Investor Services, Inc., First Tennessee Brokerage Inc., Frost Brokerage Services, Inc., H. Beck, Inc., H.D. Vest Investment Services, Harbour Investments, Inc., Heim, Young & Associates, Inc., Huntington Investment Company, Infinex Investment, Inc., ING Financial Partners, Multi-Financial Securities Corp., Primevest Financial Services, Inc.,), Investacorp, Inc., Investment Professionals, Inc., Investors Capital Corp., J.J.B. Hilliard, W.L. Lyons LLC, Janney Montgomery Scott, Inc., Key Investment Services, Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corporation, M&T Securities, Inc., Merrill Lynch Pierce Fenner & Smith, MML Investor Services Inc., Morgan Keegan & Company, Inc., Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), Newbridge Securities Corp., NEXT Financial Group, Inc., NFP Securities, Inc., Prime Capital Services, Inc., Prospera Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, RBC Capital Markets., Robert W. Baird & Co. Inc., Rogan & Associates, Securities America, Inc., Sigma Financial Corporation, Sorrento Pacific Financial LLC, Summit Brokerage Services Inc., Sun Trust Investment Services, TFS Securities, Inc., The Investment Center, Inc., Thurston, Springer, Miller, Herd & Titak, Inc., Transamerica Financial Advisors, Triad Advisors, Inc., U.S. Bancorp Investments, Inc., Unionbanc Investment Services, UBS Financial Services, Inc., Vanderbilt Securities, LLC, Wells Fargo Advisors LLC (various divisions), Woodbury Financial Services, Inc. (an affiliate of ours).



Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.



As of December 31, 2012, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: American Variable Insurance Series & Capital Research and Management Company & Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or

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should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.



For the fiscal year ended December 31, 2012, Additional Payments did not in the aggregate exceed approximately $29 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.05% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $0.2 million or approximately 0.15% of the Premium Payments invested in a particular Fund during this period. Financial Intermediaries that received Additional Payments in 2012, but do not have an ongoing contractual relationship, are listed in the Statement of Additional Information.


9. FEDERAL TAX CONSIDERATIONS

A. INTRODUCTION

The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code ("Code"), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See "Annuity Purchases by Nonresident Aliens and Foreign Corporations," regarding annuity purchases by non-U.S. Persons or residents.

This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.

Pursuant to Section 3 of the federal Defense of Marriage Act ("DOMA"), same-sex marriages currently are not recognized for purposes of federal law. Therefore, the favorable income-deferral options afforded by federal tax law to an opposite-sex spouse under Internal Revenue Code sections 72(s) and 401(a)(9) are currently NOT available to a same-sex spouse. Same-sex spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. To the extent that an annuity contract or certificate accords to spouses other rights or benefits that are not affected by DOMA, same-sex spouses remain entitled to such rights or benefits to the same extent as any annuity holder's spouse.

The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to Your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide You with a copy of what was reported. This copy is not intended to supplant Your own records. It is Your responsibility to ensure that what You report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on Your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if You find any discrepancies in case corrections have to be made.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.

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B. TAXATION OF THE COMPANY AND THE SEPARATE ACCOUNT

The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.

Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

C. TAXATION OF ANNUITIES - GENERAL PROVISIONS AFFECTING CONTRACTS NOT HELD IN TAX-QUALIFIED RETIREMENT PLANS

Section 72 of the Code governs the taxation of annuities in general.

    1.   NON-NATURAL PERSONS AS OWNERS

Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Owner is generally required to currently include in gross income for each taxable year the excess of (a) the sum of the net surrender value of the contract as of the end of the taxable year plus all distributions under the contract received during the taxable year or any prior taxable year, over (b) the sum of the amount of net premiums under the contract for the taxable year and prior taxable years and amounts includible in gross income for prior taxable years with respect to such contract under Section 72(u). However, Section 72(u) does not apply to:

- A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

- A contract acquired by the estate of a decedent by reason of such decedent's death,

- Certain contracts acquired with respect to tax-qualified retirement arrangements,

- Certain contracts held in structured settlement arrangements that may qualify under Code Section 130, or

- A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract's purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.

Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the "holder" in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a "holder." In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the "holder." However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.


For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate's or trust's adjusted gross income for the taxable year.


    2.   OTHER CONTRACT OWNERS (NATURAL PERSONS).

A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.


The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the individual's modified adjusted gross income for the taxable year.

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       a.   DISTRIBUTIONS PRIOR TO THE ANNUITY COMMENCEMENT DATE.

i. Total premium payments less amounts received which were not includable in gross income equal the "investment in the contract" under Section 72 of the Code.

ii. To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the "investment in the contract," such excess constitutes the "income on the contract". It is unclear what value should be used in determining the "income on the contract." We believe that the "income on the contract" does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the "income on the contract".

iii. Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender) is deemed to come first from any such "income on the contract" and then from "investment in the contract," and for these purposes such "income on the contract" shall be computed by reference to any aggregation rule in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such "income on the contract," and (2) shall not be includable in gross income to the extent that such amount does exceed any such "income on the contract." If at the time that any amount is received or deemed received there is no "income on the contract" (e.g., because the gross value of the Contract does not exceed the "investment in the contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "investment in the contract."

iv. The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b.

v. In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph a. and the next subparagraph b. This transfer rule does not apply, however, to certain transfers of property between spouses or incident to divorce.

       b.  DISTRIBUTIONS AFTER ANNUITY COMMENCEMENT DATE.

Annuity payments made periodically after the Annuity Commencement Date are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the "investment in the contract" to the total amount of the payments to be made after the Annuity Commencement Date (the "exclusion ratio").

i. When the total of amounts excluded from income by application of the exclusion ratio is equal to the investment in the contract as of the Annuity Commencement Date, any additional payments (including surrenders) will be entirely includable in gross income.

ii. If the annuity payments cease by reason of the death of the Annuitant and, as of the date of death, the amount of annuity payments excluded from gross income by the exclusion ratio does not exceed the investment in the contract as of the Annuity Commencement Date, then the remaining portion of unrecovered investment shall be allowed as a deduction for the last taxable year of the Annuitant.

iii. Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a Full Surrender after such date, only the excess of the amount received (after any Surrender Charge) over the remaining "investment in the contract" shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph c. may apply).

       c.   AGGREGATION OF TWO OR MORE ANNUITY CONTRACTS.

Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation, the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.

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       d. 10% PENALTY TAX - APPLICABLE TO CERTAIN WITHDRAWALS AND ANNUITY PAYMENTS.

i. If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.  The 10% penalty tax will not apply to the following distributions:

       1. Distributions made on or after the date the taxpayer has attained the age of 59 1/2.

       2. Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

       3.   Distributions attributable to a taxpayer's becoming disabled.

       4. A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer (or the joint lives or life expectancies of the taxpayer and the taxpayer's designated Beneficiary).

       5. Distributions made under certain annuities issued in connection with structured settlement agreements.

       6. Distributions of amounts which are allocable to the "investment in the contract" prior to August 14, 1982 (see next subparagraph e.).

       7. Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.

If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

       e. SPECIAL PROVISIONS AFFECTING CONTRACTS OBTAINED THROUGH A TAX-FREE EXCHANGE OF OTHER ANNUITY OR LIFE INSURANCE CONTRACTS PURCHASED PRIOR TO AUGUST 14, 1982.

If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come
(1) first from the amount of the "investment in the contract" prior to August 14, 1982 ("pre-8/14/82 investment") carried over from the prior Contract, (2) then from the portion of the "income on the contract" (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining "income on the contract" and
(4) last from the remaining "investment in the contract." As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the "income on the contract" attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.

       f.   REQUIRED DISTRIBUTIONS

i.   Death of Contract Owner or Primary Annuitant

      Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

       1. If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

       2. If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

       3. If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.  Alternative Election to Satisfy Distribution Requirements

      If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner's death.

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iii.  Spouse Beneficiary

      If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This spousal contract continuation shall apply only once for this Contract.


iv.  Civil Union or Domestic Partner



      Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner pursuant to a civil union or domestic partnership recognized under state law, then such designated beneficiary's right to continue the Contract as the succeeding Contract Owner will be contingent, among other things, upon the treatment of such designed beneficiary as the spouse of the Contract Owner under Code
      Section 72(s) (or any successor provision). Currently, Federal tax law only recognizes spouses if they are married individuals of the opposite sex. Consequently, such designated beneficiary who is not recognized as a "spouse" under Federal tax law will not be able to continue the Contract and the entire interest in the Contract must be distributed within five years of the Contract Owner's death or under the Alternative Election.


       g.   ADDITION OF RIDER OR MATERIAL CHANGE.

The addition of a rider to the Contract, or a material change in the Contract's provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.

       h.  PARTIAL EXCHANGES.

The IRS, in Rev. Rul. 2003-76, confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract's cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a "partial exchange").

The IRS issued additional guidance, Rev. Proc. 2011-38, that addresses partial exchanges. Rev. Proc. 2011-38 modifies and supersedes Rev. Proc. 2008-24 and applies to the direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies and is effective for transfers that are completed on or after October 24, 2011. The Rev. Proc. does not apply to transactions to which the rules for partial annuitization under Code Section 72(a)(2) apply.

Under Rev. Proc. 2011-38, a transfer within the scope of the Rev. Proc. will be treated as a tax-free exchange under Section 1035 if no amount, other than an amount received as an annuity for a period of 10 years or more or during one or more lives, is received under either the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, the date the contract is placed in-force). A subsequent direct transfer of all or a portion of either contract is not taken into account for purposes of this characterization if the subsequent transfer qualifies (or is intended to qualify) as a tax-free exchange under Code Section 1035.

If a transfer falls within the scope of the Rev. Proc. but is not described above (for example - if a distribution is made from either contract within the 180 day period), the transfer will be characterized in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. The IRS will not require aggregation (under Code Section 72(e)(12)) of an original, pre-existing contract with a second contract that is the subject of a tax-free exchange, even if both contracts are issued by the same insurance company, but will instead treat the contracts as separate annuity contracts. The applicability of the IRS's partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange or split of annuity contracts.

    3.   DIVERSIFICATION REQUIREMENTS.

The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations under Code Section 817(h) require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

-   no more than 70% is represented by any two investments,

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-   no more than 80% is represented by any three investments and

-   no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.

Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling ("PLR") from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds' compliance with the terms and conditions contained in the PLR.

    4.   TAX OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT.

In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the "owner" of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the "tax owner" of certain separate account assets, income and gain from such assets would be includable in the variable contract owner's gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.

Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer's separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such "public availability" means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer's variable contracts or by other permitted entities.

Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.

D. FEDERAL INCOME TAX WITHHOLDING

The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code
Section 3405, which requires the following:

    1. Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld ("election out"). We will provide such an "election out" form at the time such a distribution is requested. If the necessary "election out" form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

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    2. Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary "election out" forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no "election out" is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any "election out" (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee's total tax liability.

E. GENERAL PROVISIONS AFFECTING QUALIFIED RETIREMENT PLANS

The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled "Information Regarding Tax-Qualified Retirement Plans" for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.

F. ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and mandatory withholding on U.S. source taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required tax forms are submitted to us. If withholding applies, we are required to withhold tax at the 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. In addition, purchasers may be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser's country of citizenship or residence.

G. ESTATE, GIFT AND GENERATION-SKIPPING TAX AND RELATED TAX CONSIDERATIONS

Any amount payable upon a Contract Owner's death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner's estate for federal estate tax purposes. Similarly, prior to the Contract Owner's death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 37 1/2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer ("GST") tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code
Section 691(c) or Section 1015(d). In addition, as indicated above in "Distributions Prior to the Annuity Commencement Date," the transfer of a Contract for less than adequate consideration during the Contract Owner's lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner's gross income, this same income amount could produce a corresponding increase in such Contract Owner's tax basis for such Contract that is carried over to the transferee's tax basis for such Contract under Code
Section 72(e)(4)(C)(iii) and Section 1015.

H. TAX DISCLOSURE OBLIGATIONS

In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain "material advisers" to maintain a list of persons participating in such "reportable transactions," which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.

10. INFORMATION REGARDING TAX-QUALIFIED RETIREMENT PLANS

This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.

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The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a "Qualified Plan" or "Plan"). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.

THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS MAY BE AVAILABLE. WE ARE NOT THE PLAN ADMINISTRATOR FOR ANY QUALIFIED PLAN. THE PLAN ADMINISTRATOR OR CUSTODIAN, WHICHEVER IS APPLICABLE, (BUT NOT US) IS RESPONSIBLE FOR ALL PLAN ADMINISTRATIVE DUTIES INCLUDING, BUT NOT LIMITED TO, NOTIFICATION OF DISTRIBUTION OPTIONS, DISBURSEMENT OF PLAN BENEFITS, HANDLING ANY PROCESSING AND ADMINISTRATION OF QUALIFIED PLAN LOANS, COMPLIANCE WITH REGULATORY REQUIREMENTS AND FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS FROM THE PLAN TO PLAN PARTICIPANTS AND, IF APPLICABLE, BENEFICIARIES OF PLAN PARTICIPANTS AND IRA CONTRIBUTIONS FROM PLAN PARTICIPANTS. OUR ADMINISTRATIVE DUTIES ARE LIMITED TO ADMINISTRATION OF THE CONTRACT AND ANY DISBURSEMENTS OF ANY CONTRACT BENEFITS TO THE OWNER, ANNUITANT OR BENEFICIARY OF THE CONTRACT, AS APPLICABLE. OUR TAX REPORTING RESPONSIBILITY IS LIMITED TO FEDERAL AND STATE TAX REPORTING OF INCOME/DISTRIBUTIONS TO THE APPLICABLE PAYEE AND IRA CONTRIBUTIONS FROM THE OWNER OF A CONTRACT, AS RECORDED ON OUR BOOKS AND RECORDS. IF YOU ARE PURCHASING A CONTRACT THROUGH A QUALIFIED PLAN, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER. YOU ALSO SHOULD CONSULT WITH A QUALIFIED TAX ADVISER AND/OR PLAN ADMINISTRATOR BEFORE YOU WITHDRAW ANY PORTION OF YOUR CONTRACT VALUE.

The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.

We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.

1. INDIVIDUAL RETIREMENT ANNUITIES ("IRAS").

In addition to "traditional" IRAs governed by Code Sections 408(a) and (b) ("Traditional IRAs"), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) that include after-tax employee contributions may be treated as deemed IRAs subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

    a.   TRADITIONAL IRAS

Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions ("RMDs") when the Owner reaches age 70 1/2 or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59 1/2 or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.

You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse "designated beneficiary" of a deceased Plan participant may make a tax-free "direct rollover" (in the form of a direct transfer between Plan fiduciaries, as described below in "Rollover Distributions") from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an "inherited IRA" that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).

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IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract's cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA's cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    b.  SEP IRAS

Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension ("SEP") or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

    c.   SIMPLE IRAS

The Savings Incentive Match Plan for Employees of small employers ("SIMPLE Plan") is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees ("SIMPLE IRAs"). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.

If we do not serve as the Designated Financial Institution for your employer's SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

    d.  ROTH IRAS

Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner's lifetime. Generally, however, upon the Owner's death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion (special rules apply to 2010 conversions). In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. Distributions from eligible Qualified Plans can be "rolled over" directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a "conversion" Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification.

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2. QUALIFIED PENSION OR PROFIT-SHARING PLAN OR SECTION 401(k) PLAN

Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of "incidental" death benefits, and the time when RMDs must commence. In addition, a Plan's provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.

In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.

3. TAX SHELTERED ANNUITY UNDER SECTION 403(b) ("TSA")


Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code
Section 501(c)(3) to purchase a "tax-sheltered annuity" ("TSA") contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee's gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee's "includable compensation" for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.


A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

    a.   after the employee reaches age 59 1/2;

    b.  upon the employee's separation from service;

    c.   upon the employee's death or disability;

    d. in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

    e. as a qualified reservist distribution upon certain calls to active duty.

An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.

Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract's tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract's tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits "incidental" to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. Section 1.403(b)-8(c)(2).

Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. Section 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant's or beneficiary's accumulated benefit immediately before such exchange (taking into account such participant's or beneficiary's accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract

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that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant's employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.

4. DEFERRED COMPENSATION PLANS UNDER SECTION 457 ("SECTION 457 PLANS")


Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code
Section 457. For these purposes, a "governmental employer" is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an "Eligible Deferred Compensation Plan" or "Section 457(b) Plan." Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant's includible compensation or (2) the applicable dollar amount ($17,500 for 2013). The Plan may provide for additional "catch-up" contributions. In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70 1/2, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).


Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. Where the trust requirement does not apply, amounts held under a
Section 457 Plan must remain subject to the claims of the employer's general creditors under Code Section 457(b)(6).

5. TAXATION OF AMOUNTS RECEIVED FROM QUALIFIED PLANS

Except under certain circumstances in the case of Roth IRAs or Roth accounts in Qualified plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other "investment in the contract." For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for determining what portion of each amount received represents a tax-free recovery of "investment in the contract" are generally the same as for Non-Qualified Contracts, as described above.

For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the "investment in the contract," based on the ratio of the "investment in the contract" over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.

In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.

6. PENALTY TAXES FOR QUALIFIED PLANS

Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions ("RMDs"). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

    a.   PENALTY TAXES ON PREMATURE DISTRIBUTIONS

Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59 1/2. However, this 10% penalty tax does not apply to a distribution that is either:

    (i) made to a beneficiary (or to the employee's estate) on or after the employee's death;

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    (ii) attributable to the employee's becoming disabled under Code Section 72(m)(7);

    (iii) part of a series of substantially equal periodic payments (not less frequently than annually - "SEPPs") made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary ("SEPP Exception"), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

    (iv) (except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

    (v) (except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

    (vi) not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year; or

    (vii) certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty.

In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

    (viii) made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions are met;

    (ix) not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

    (x) for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).

If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59 1/2 and (b) 5 years have elapsed since the first of these periodic payments.

For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual's employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

    b.  RMDS AND 50% PENALTY TAX

If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution ("RMD") for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.

An individual's interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of -

    (i)  the calendar year in which the individual attains age 70 1/2, or


    (ii) (except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.


The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over -

    (a) the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

    (b) over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.

If an individual dies before reaching the Required Beginning Date, the individual's entire interest generally must be distributed within 5 years after the individual's death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual's death to a designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If such beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased individual would have attained age 70 1/2.

If an individual dies after RMDs have begun for such individual, any remainder of the individual's interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner's surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.

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The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.

In addition, in computing any RMD amount based on a contract's account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.

7. TAX WITHHOLDING FOR QUALIFIED PLANS

Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any "elections out" and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an "eligible rollover distribution" from a Qualified Plan (described below in "ROLLOVER DISTRIBUTIONS"). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the "eligible rollover distribution," to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in "ROLLOVER DISTRIBUTIONS"). Payees cannot elect out of this mandatory 20% withholding in the case of such an "eligible rollover distribution."

Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.

Regardless of any "election out" (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee's total tax liability.

8. ROLLOVER DISTRIBUTIONS

The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan (a "direct transfer" or a "direct rollover") or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a "60-day rollover"), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.

For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a "direct transfer" between the same kinds of Plan is generally not treated as any form of "distribution" out of such a Plan for federal income tax purposes.

By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a "distribution" out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a "direct rollover" (made directly to another Plan) or as a "60-day rollover." The tax restrictions and other rules for a "direct rollover" and a "60-day rollover" are similar in many ways, but if any "eligible rollover distribution" made from certain types of Qualified Plan is not transferred directly to another Plan by a "direct rollover," then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a "60-day rollover" by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a "60-day rollover", the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.

Under Code Sections 402(f)(2)(A) and 3405(c)(3) an "eligible rollover distribution" (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a "direct rollover") is generally any distribution to an employee of any portion (or all) of the balance to the employee's credit in any of the following types of "Eligible Retirement Plan": (1) a Qualified Plan under Code Section 401(a) ("Qualified 401(a) Plan"), (2) a qualified annuity plan under Code Section 403(a) ("Qualified Annuity Plan"), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an "eligible rollover distribution" does not include any distribution that is either -

    a.   an RMD amount;

    b. one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

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    c.   any distribution made upon hardship of the employee.

Before making an "eligible rollover distribution," a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the "direct rollover" and "60-day rollover" rules and the distribution's exposure to the 20% mandatory withholding if it is not made by "direct rollover." Generally, under Code Sections 402(c), 403(b)(8) and 457
(e)(16), a "direct rollover" or a "60-day rollover" of an "eligible rollover distribution" can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an "eligible rollover distribution" that can qualify for a tax-free "60-day rollover" is limited to the amount that otherwise would be includable in gross income. By contrast, a "direct rollover" of an "eligible rollover distribution" can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified
Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a "predecessor" Qualified Plan.

Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free "direct rollover" or "60-day rollover" can be made between a "NonRoth IRA" (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a "conversion" of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free "direct rollover" or "60-day rollover" can be made between an "inherited IRA" (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a "direct rollover" or a "60-day rollover" to another Traditional IRA for the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a "direct rollover" or a "60-day rollover" to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such "direct rollover." Similar rules apply to a "direct rollover" or a "60-day rollover" of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer's SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a "direct rollover" or a "60-day rollover" to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).


Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a nonspouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be recontributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken. Other rules and exceptions may apply, so please consult with a qualified tax adviser.

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TABLE OF CONTENTS TO STATEMENT OF ADDITIONAL INFORMATION

GENERAL INFORMATION
  Safekeeping of Assets
  Experts
  Non-Participating
  Misstatement of Age or Sex
  Principal Underwriter
  Additional Payments
PERFORMANCE RELATED INFORMATION
  Total Return for all Sub-Accounts
  Yield for Sub-Accounts
  Money Market Sub-Accounts
  Additional Materials
  Performance Comparisons
ACCUMULATION UNIT VALUES
FINANCIAL STATEMENTS

                                                               APP I-1

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APPENDIX I - EXAMPLES

TABLE OF CONTENTS

                                                                         PAGE
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Premium Security Death Benefit                                           APP 1-2
Asset Protection Death Benefit                                           APP 1-4
The Hartford's Principal First                                           APP 1-6
The Hartford's Principal First Preferred                                 APP 1-7
The Hartford's Lifetime Income Builder                                   APP 1-8
The Hartford's Lifetime Income Foundation                               APP 1-10
The Hartford's Lifetime Income Builder II                               APP 1-14
The Hartford's Lifetime Income Builder Selects and The Hartford's       APP 1-20
 Lifetime Income Builder Portfolios
MAV Plus                                                                APP 1-32

APP I-2

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PREMIUM SECURITY DEATH BENEFIT

EXAMPLE 1

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

- On the day we receive proof of Death, your Contract Value was $117,403, and your Maximum Anniversary Value was $106,000.

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT

To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- Total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000],

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $106,000 = $143,903];
    the lesser (a) and (b) is $106,000.

The Premium Security Death Benefit is the greatest of these three values, which is $117,403.

                                                               APP I-3

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EXAMPLE 2

Assume that:

- You purchased your Contract with the Premium Security Death Benefit, because You and Your Annuitant were both no older than age 80 on the issue date,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

-   On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF PREMIUM SECURITY DEATH BENEFIT

To calculate the Premium Security Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- Total Premium Payments adjusted for any partial Surrenders [$57,857 (see below)],

-   The lesser of (a) Your Maximum Anniversary Value [$83,571 (see below)] and
    (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is $83,571.

The Premium Security Death Benefit is the greatest of these three values, which is $120,000.

ADJUSTMENT FOR PARTIAL SURRENDER FOR TOTAL PREMIUM PAYMENTS

The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.

ADJUSTMENT FOR PARTIAL SURRENDER FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $140,000 - $10,000 = $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

APP I-4

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ASSET PROTECTION DEATH BENEFIT

EXAMPLE 1

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit, because You and/or Your Annuitant were over age 80 on the issue date,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

-   On the day we receive proof of Death, your Contract Value was $117,403,

-   Your Maximum Anniversary Value was $106,000.

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$117,403],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$100,000 - $8,000 = $92,000] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $92,000 = $140,403]; the lesser of (a) and (b) is $92,000.

- The lesser of (a) Your Maximum Anniversary Value [$106,000] and (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$117,403 + 25% x $106,000 = $143,903];
    the lesser (a) and (b) is $106,000.

The Asset Protection Death Benefit is the greatest of these three values, which is $117,403.

EXAMPLE 2

Assume that:

- You purchased your Contract with the Asset Protection Death Benefit because You and/or Your Annuitant were over age 80 on the issue date,

-   You made an initial Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

-   On the day we receive proof of Death, your Contract Value was $120,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)).

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% x $57,857 = $134,464]; the lesser (a) and (b) is $57,857,

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% (83,571) = $140,893]; the lesser (a) and (b) is
    $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

                                                               APP I-5

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EXAMPLE 3

ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN WE RECALCULATE YOUR BENEFIT AMOUNT BY COMPARING THE RESULTS OF TWO CALCULATIONS AND TAKING THE LESSER OF THE
TWO:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

CALCULATION OF ASSET PROTECTION DEATH BENEFIT

To calculate the Asset Protection Death Benefit, we calculate the following three values:

- The Contract Value of your Contract on the day we receive proof of Death [$120,000],

- The lesser of (a) total Premium Payments adjusted for any partial Surrenders [$57,857 (see Example 1 under Premium Security Death Benefit)] or (b) Your Contract Value on the day we calculate the Death Benefit, plus 25% of Your total Premium Payments adjusted for any partial Surrenders and excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% x $57,857 = $134,464]; the lesser (a) and (b) is $57,857.

- The lesser of (a) Your Maximum Anniversary Value [$83,571 (see Example 1 under Premium Security Death Benefit)] and (b) Your Contract Value on the day we receive proof of Death plus 25% of Your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death [$120,000 + 25% ($83,571) = $140,893]; the lesser (a) and (b) is
    $83,571.

The Asset Protection Death Benefit is the greatest of these three values, which is $120,000.

APP I-6

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THE HARTFORD'S PRINCIPAL FIRST

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Benefit Amount is $100,000, which is your initial Premium Payment.

-   Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

- Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.

EXAMPLE 7: IF YOU ELECT TO "STEP UP" THE HARTFORD'S PRINCIPAL FIRST AFTER THE 5TH YEAR, ASSUMING YOU HAVE MADE NO WITHDRAWALS, AND YOUR CONTRACT VALUE AT THE TIME OF STEP UP IS $200,000, THEN

- We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

- Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

                                                               APP I-7

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THE HARTFORD'S PRINCIPAL FIRST PREFERRED

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S PRINCIPAL FIRST PREFERRED WHEN YOU PURCHASE YOUR CONTRACT AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Benefit Amount is $100,000, which is your initial Premium Payment.

-   Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

EXAMPLE 2: IF YOU MAKE AN ADDITIONAL PREMIUM PAYMENT OF $50,000, THEN

- Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

- Your Benefit Payment is $7,500, which is your new Benefit Amount ($150,000) multiplied by 5%.

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU TAKE THE MAXIMUM BENEFIT PAYMENT BEFORE THE END OF THE FIRST CONTRACT YEAR, THEN

- Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).

- Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $60,000, AND YOUR CONTRACT VALUE IS $150,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations:

- First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your "New Benefit Amount."

Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 1. IF YOU SURRENDER $50,000, AND YOUR CONTRACT VALUE IS $80,000 AT THE TIME OF THE SURRENDER, THEN

We recalculate your Benefit Amount by comparing the results of two calculations and taking the lesser of the two:

- First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your "New Contract Value."

- Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your "New Benefit Amount."

Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your "New Benefit Amount" becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.

We recalculate the Benefit Payment by comparing the "old" Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.

APP I-8

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THE HARTFORD'S LIFETIME INCOME BUILDER

FOR ALL EXAMPLES YOUR GUARANTEED MINIMUM DEATH BENEFIT IS THE GREATER OF THE BENEFIT AMOUNT AND THE CONTRACT VALUE ON THE DATE OF DUE PROOF OF DEATH.

EXAMPLE 1: ASSUME YOU SELECT THE HARTFORD'S LIFETIME INCOME BUILDER WHEN YOU PURCHASE YOUR CONTRACT, YOU ARE YOUNGER THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Benefit Amount is $100,000, which is your initial Premium Payment.

-   Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

- Your Lifetime Benefit Payment is zero. The Lifetime Benefit Payment will be set equal to the Benefit Amount multiplied by 5% on the Contract Anniversary immediately following the Older Owner's 60th birthday.

EXAMPLE 2: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU MAKE NO ADDITIONAL PREMIUM PAYMENTS AND TAKE NO WITHDRAWALS DURING THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $105,000.

- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

       -   ($105,000 / $100,000) - 1 = .05 = 5%.

- Your Benefit Amount is $105,000, which is your previous Benefit Amount plus the automatic Benefit Amount increase.

-   Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.

- The annual charge for The Hartford's Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

       - $105,000 x .0075 = $787.50, this amount is deducted from the Contract Value.

EXAMPLE 3: ASSUME THE SAME FACTS AS EXAMPLE 1. ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

-   Your initial Benefit Amount is $100,000.

-   Your Benefit Payment is $5,000.

-   After the partial Surrenders of $1,000, your Benefit Amount is $99,000.

- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($99,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

       -   ($99,000 / $100,000) - 1 = -.01 subject to the minimum of 0%.

- Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.

- Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.

- The annual charge for The Hartford's Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

       - $99,000 x .0075 = $742.50, this amount is deducted from the Contract Value.

EXAMPLE 4: ASSUME THE SAME FACTS AS EXAMPLE 3. ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2 AND THAT, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

-   At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.

-   Your Benefit Payment is $5,000.

-   Your Benefit Amount after the premium payment is $119,000.

-   Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

EXAMPLE 5: ASSUME THE SAME FACTS AS EXAMPLE 4. ASSUME THAT AT THE ON THE FOLLOWING ANNIVERSARY (THE END OF CONTRACT YEAR 2) THE CONTRACT VALUE IS $118,000 AND THAT NO WITHDRAWALS WERE TAKEN IN CONTRACT YEAR 2.

-   After premium payment, your Benefit Amount is $119,000.

                                                               APP I-9

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-   Your Benefit Payment is $5,950.

- At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($118,000) divided by the Maximum Contract Value ($120,000), less 1 subject to a minimum of 0% and a maximum of 10%.

       -   ($118,000 / $120,000) - 1 = -.01667 subject to a minimum of 0%

- Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.

-   Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

- The annual charge for The Hartford's Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

       - $119,000 x .0075 = $892.50, this amount is deducted from the Contract Value.

EXAMPLE 6: ASSUME THE SAME FACTS AS EXAMPLE 5. ASSUME THAT IN THE THIRD CONTRACT YEAR, A $35,000 PARTIAL SURRENDER IS TAKEN. THE PARTIAL SURRENDER INCLUDES A CONTINGENT DEFERRED SALES CHARGE. THE WITHDRAWAL LOWERED THE CONTRACT VALUE FROM $115,000 TO $80,000.

-   At the beginning of Contract Year 3, your initial Benefit Amount is
    $119,000.

-   Your Benefit Payment is $5,950.

- Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows

       -   (i) the Contract Value immediately following the partial withdrawal:
           $80,000.

       - (ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: $119,000 - $35,000 = $84,000.

-   Your new Benefit Amount is $80,000.

-   Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.

EXAMPLE 7: ASSUME THAT ON THE CONTRACT ANNIVERSARY IMMEDIATELY FOLLOWING THE OLDER OWNER'S 60TH BIRTHDAY, THE CONTRACT VALUE IS $200,000.

-   Your Benefit Amount after the automatic increase calculation is $200,000.

-   Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount.

- The annual charge for The Hartford's Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

       - $200,000 x .0075 = $1500, this amount is deducted from the Contract Value.

EXAMPLE 8: ASSUME THE OWNER WITHDRAWS $9,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.

-   Your Benefit Amount is $80,000 before the partial Surrender.

- Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.

- There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

- Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

EXAMPLE 9: ASSUME THE OWNER WITHDRAWS $12,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE BENEFIT PAYMENT IS $10,000; THE LIFETIME BENEFIT PAYMENT IS $7,000; THE BENEFIT AMOUNT $80,000 AND THE CONTRACT VALUE IS $85,000.

-   Your Benefit Amount is $80,000 before the partial Surrender.

-   Your Benefit Amount after the partial Surrender is $68,000.

- It is the lesser of Contract Value after the partial Surrender ($73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.

- Your Benefit Amount will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrenders. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.

- Your Lifetime Benefit Payment will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

APP I-10

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THE HARTFORD'S LIFETIME INCOME FOUNDATION

EXAMPLE 1: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Threshold is $5,000, which is 5% of your Payment Base.

- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 2: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Threshold is $4,500, which is 4.5% of your Payment Base.

- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 3: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Withdrawal Percent is 5%, which is based on your age.

-   Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 4: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 3, HOWEVER YOUR FIRST PARTIAL SURRENDER IS TAKEN AT AGE 70. YOUR WITHDRAWAL PERCENT IS 6% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $105,000.

- Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

-   You take a partial Surrender of $6,000.

- Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

- Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

-   Your remaining Lifetime Benefit Payment for the Contract Year is $300.

-   Your Contract Value after the withdrawal is $99,000.

- Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.

EXAMPLE 5: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Withdrawal Percent is 4.5%, which is based on your age.

-   Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

                                                                 APP I-11

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EXAMPLE 6: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 5, HOWEVER YOUR FIRST PARTIAL SURRENDER AT AGE 70. YOUR WITHDRAWAL PERCENT IS 5.5% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $106,500.

- Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

-   You take a partial Surrender of $5,500.

- Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

- Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

-   Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

-   Your Contract Value after the withdrawal is $101,000.

- Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.

EXAMPLE 7: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

     PRIOR TO THE SURRENDER:

       -   Your initial Payment Base is $100,000.

       -   Your Threshold is $5,000.

       -   Your Guaranteed Minimum Death Benefit is $100,000.

     AFTER THE SURRENDER:

       - Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.

       - Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

       - Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

       - The annual charge for The Hartford's Lifetime Income Foundation is 0.30% of the Payment Base.

         - $99,000 x 0.30% = $297, this amount is deducted from the Contract Value.

       - Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 8: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

     PRIOR TO THE SURRENDER:

       -   Your initial Payment Base is $100,000.

       -   Your Threshold is $4,500.

       -   Your Guaranteed Minimum Death Benefit is $100,000.

     AFTER THE SURRENDER:

       - Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender.

       - Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

       - Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

       - The annual charge for The Hartford's Lifetime Income Foundation is 0.30% of the Payment Base.

         - $99,000 x 0.30% = $297, this amount is deducted from the Contract Value.

       - Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.

APP I-12

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EXAMPLE 9: ASSUME THE SAME FACTS AS EXAMPLE 7 (SINGLE LIFE). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

     PRIOR TO THE PREMIUM PAYMENT:

       - At the beginning of Contract Year 2, your initial Payment Base is $99,000.

       -   Your Threshold amount is $4,950.

       -   Your Guaranteed Minimum Death Benefit is $99,000.

     AFTER THE PREMIUM PAYMENT:

       - Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

       - Your Threshold amount is $5,950, which is 5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

       - Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

EXAMPLE 10: ASSUME THE SAME FACTS AS EXAMPLE 8 (JOINT/SPOUSAL). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

     PRIOR TO THE PREMIUM PAYMENT:

       - At the beginning of Contract Year 2, your initial Payment Base is $99,000.

       -   Your Threshold amount is $4,455.

       -   Your Guaranteed Minimum Death Benefit is $99,000.

     AFTER THE PREMIUM PAYMENT:

       - Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

       - Your Threshold amount is $5,355, which is 4.5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

       - Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

EXAMPLE 11: ASSUME THE OLDER COVERED LIFE IS 74 (SINGLE LIFE). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,300 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 6%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000; THE LIFETIME BENEFIT PAYMENT IS 6% MULTIPLIED BY THE GREATER OF THE PAYMENT BASE OR CONTRACT VALUE, OR $3,300.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

       -   Your Withdrawal Percent is 6% for the duration of your Contract.

       - Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.

                                                                 APP I-13

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EXAMPLE 12: ASSUME THE YOUNGER COVERED LIFE IS 74 (JOINT/SPOUSAL). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,025 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 5.5%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000; THE LIFETIME BENEFIT PAYMENT IS 5.5% MULTIPLIED BY THE GREATER OF PAYMENT BASE OR CONTRACT VALUE, OR $3,025.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

       -   Your Withdrawal Percent is 5.5% for the duration of your Contract.

       - Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 13: ASSUME THE SAME FACTS AS EXAMPLE 11 (SINGLE LIFE). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $1,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $52,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $51,000.

     PRIOR TO THE PARTIAL SURRENDER:

       -   Your Payment Base is $50,000.

       -   Your Withdrawal Percent was previously locked in at 6%.

       -   Your remaining Lifetime Benefit Payment for this Contract Year is $0.

       -   Your Guaranteed Minimum Death Benefit is $46,700.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

       -   Your Lifetime Benefit Payment remaining for the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

EXAMPLE 14: ASSUME THE SAME FACTS AS EXAMPLE 12 (JOINT/SPOUSAL). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $2,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $49,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $47,000.

     PRIOR TO THE PARTIAL SURRENDER:

       -   Your Payment Base is $50,000.

       -   Your Withdrawal Percent was previously locked in at 5.5%.

       -   Your remaining Lifetime Benefit Payment for this Contract Year is $0.

       -   Your Guaranteed Minimum Death Benefit is $46,975.

     AFTER THE PARTIAL SURRENDER:

       - Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment / Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

       -   Your Lifetime Benefit Payment remaining for the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment /Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

APP I-14

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THE HARTFORD'S LIFETIME INCOME BUILDER II

EXAMPLE 1: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Threshold is $5,000, which is 5% of your Payment Base.

- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 2: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Threshold is $4,500, which is 4.5% of your Payment Base.

- Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 3: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Withdrawal Percent is 5%, which is based on your age.

-   Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

EXAMPLE 4: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 3, HOWEVER YOUR FIRST PARTIAL SURRENDER IS TAKEN AT AGE 70. YOUR WITHDRAWAL PERCENT IS 6% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $105,000.

- Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

-   You take a partial Surrender of $6,000.

- Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

- Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

-   Your remaining Lifetime Benefit Payment for the Contract Year is $300.

-   Your Contract Value after the withdrawal is $99,000.

- Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.

EXAMPLE 5: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

-   Your Payment Base is $100,000, which is your initial Premium Payment.

-   Your Withdrawal Percent is 4.5%, which is based on your age.

-   Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

- Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

                                                                 APP I-15

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EXAMPLE 6: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 5, HOWEVER YOUR FIRST PARTIAL SURRENDER AT AGE 70. YOUR WITHDRAWAL PERCENT IS 5.5% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $106,500.

- Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

-   You take a partial Surrender of $5,500.

- Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

- Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

-   Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

-   Your Contract Value after the withdrawal is $101,000.

- Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.

EXAMPLE 7: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

     PRIOR TO THE SURRENDER:

       -   Your initial Payment Base is $100,000.

       -   Your Threshold is $5,000.

       -   Your Guaranteed Minimum Death Benefit is $100,000.

     AFTER THE SURRENDER:

       - At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

         -   ($95,000/$100,000) - 1 = -.05 subject to the minimum of 0%.

       - Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

       - Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

       - Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

       - The annual charge for The Hartford's Lifetime Income Builder II is 0.75% of the Payment Base after the automatic increase calculation.

         - $99,000 x 0.75% = $742.50, this amount is deducted from the Contract Value.

       - Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.

APP I-16

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EXAMPLE 8: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE ON YOUR FIRST ANNIVERSARY IS $95,000.

     PRIOR TO THE SURRENDER:

       -   Your initial Payment Base is $100,000.

       -   Your Threshold is $4,500.

       -   Your Guaranteed Minimum Death Benefit is $100,000.

     AFTER THE SURRENDER:

       - At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

         -   ($95,000/$100,000) - 1 = -.05 subject to the minimum of 0%.

       - Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

       - Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

       - Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

       - The annual charge for The Hartford's Lifetime Income Builder II is 0.75% of the Payment Base after the automatic increase calculation.

         - $99,000 x 0.75% = $742.50, this amount is deducted from the Contract Value.

       - Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 9: ASSUME THE SAME FACTS AS EXAMPLE 7 (SINGLE LIFE). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

     PRIOR TO THE PREMIUM PAYMENT:

       - At the beginning of Contract Year 2, your initial Payment Base is $99,000.

       -   Your Threshold amount is $4,950.

       -   Your Guaranteed Minimum Death Benefit is $99,000.

     AFTER THE PREMIUM PAYMENT:

       - Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

       - Your Threshold amount is $5,950, which is 5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

       - Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

EXAMPLE 10: ASSUME THE SAME FACTS AS EXAMPLE 8 (JOINT/SPOUSAL). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, JUST PRIOR TO THE PAYMENT, THE CONTRACT VALUE WAS $96,000.

     PRIOR TO THE PREMIUM PAYMENT:

       - At the beginning of Contract Year 2, your initial Payment Base is $99,000.

       -   Your Threshold amount is $4,455.

       -   Your Guaranteed Minimum Death Benefit is $99,000.

     AFTER THE PREMIUM PAYMENT:

       - Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

       - Your Threshold amount is $5,355, which is 4.5% of the greater of your Contract Value immediately following the Premium Payment or your Payment Base immediately following the Premium Payment.

       - Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

                                                                    APP I-17

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EXAMPLE 11: ASSUME THE OLDER COVERED LIFE IS 74 (SINGLE LIFE). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,300 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 6%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000; THE LIFETIME BENEFIT PAYMENT IS 6% MULTIPLIED BY THE GREATER OF THE PAYMENT BASE OR CONTRACT VALUE, OR $3,300.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

       -   Your Withdrawal Percent is 6% for the duration of your Contract.

       - Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 12: ASSUME THE YOUNGER COVERED LIFE IS 74 (JOINT/SPOUSAL). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,025 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 5.5%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000; THE LIFETIME BENEFIT PAYMENT IS 5.5% MULTIPLIED BY THE GREATER OF PAYMENT BASE OR CONTRACT VALUE, OR $3,025.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

       -   Your Withdrawal Percent is 5.5% for the duration of your Contract.

       - Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.

EXAMPLE 13: ASSUME THE SAME FACTS AS EXAMPLE 11 (SINGLE LIFE). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $1,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $52,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $51,000.

     PRIOR TO THE PARTIAL SURRENDER:

       -   Your Payment Base is $50,000.

       -   Your Withdrawal Percent was previously locked in at 6%.

       -   Your remaining Lifetime Benefit Payment for this Contract Year is $0.

       -   Your Guaranteed Minimum Death Benefit is $46,700.

     AFTER THE PARTIAL SURRENDER:

       - Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

       -   Your Lifetime Benefit Payment remaining for the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

APP I-18

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EXAMPLE 14: ASSUME THE SAME FACTS AS EXAMPLE 12 (JOINT/SPOUSAL). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $2,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $49,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $47,000.

     PRIOR TO THE PARTIAL SURRENDER:

       -   Your Payment Base is $50,000.

       -   Your Withdrawal Percent was previously locked in at 5.5%.

       -   Your remaining Lifetime Benefit Payment for this Contract Year is $0.

       -   Your Guaranteed Minimum Death Benefit is $46,975.

     AFTER THE PARTIAL SURRENDER:

       - Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/ Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

       -   Your Lifetime Benefit Payment remaining for the Contract Year is $0.

       - Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 - (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

EXAMPLE 15: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). NOW ASSUME YOU HAVE REACHED YOUR FIRST CONTRACT ANNIVERSARY. YOUR CONTRACT VALUE ON THE CONTRACT ANNIVERSARY IS $110,000.

     PRIOR TO THE CONTRACT ANNIVERSARY:

       -   Your Payment Base is $100,000, which is your initial Premium Payment.

       -   Your Threshold is $5,000, which is 5% of your Payment Base.

       - Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

       - Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

     AFTER THE CONTRACT ANNIVERSARY:

       - At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($110,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

         -   ($110,000/$100,000) - 1 = .10 subject to the maximum of 10%.

       - Your Payment Base is $110,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

       - Your Threshold amount for the Contract Year is $5,500, which is your new Payment Base multiplied by 5%.

       - Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.

                                                                    APP I-19

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EXAMPLE 16: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). NOW ASSUME YOU HAVE REACHED YOUR FIRST CONTRACT ANNIVERSARY. YOUR CONTRACT VALUE ON THE ANNIVERSARY IS $105,000.

     PRIOR TO THE CONTRACT ANNIVERSARY:

       -   Your Payment Base is $100,000, which is your initial Premium Payment.

       -   Your Threshold is $4,500, which is 4.5% of your Payment Base.

       - Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

       - Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.

     AFTER THE CONTRACT ANNIVERSARY:

       - At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

         -   ($105,000/$100,000) - 1 = .05 subject to the maximum of 10%.

       - Your Payment Base is $105,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

       - Your Threshold amount for the Contract Year is $4,725, which is your new Payment Base multiplied by 4.5%.

       - Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.

EXAMPLE 17: SPOUSAL CONTRACT CONTINUATION

On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000. The values for the rider are impacted as follows:

  Payment Base = $150,000 (greater of Contract Value or Payment Base on date of continuation)

  WP = existing Withdrawal Percent if partial Surrender have been taken, or else it is set using the remaining Spouse's attained age on the Contract Anniversary prior to the first partial Surrender (for this example we will say it is 6%).

  Lifetime Benefit Payment = $9,000 (WP x greater of Payment Base or Contract Value on date of continuation)

  Death Benefit = $150,000 (Contract Value on date of continuation)

  Maximum Contract Value (LIB II Only) = $150,000 (greater of Contract Value or Payment Base on date of continuation)

APP I-20

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THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS

EXAMPLE 1: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
THRESHOLD                                                   $5,000                                     $5,000
                                           - 5% of your Payment Base                  - 5% of your Payment Base
LIFETIME BENEFIT PAYMENT                                      N/A                                        N/A
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

EXAMPLE 2: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS LESS THAN AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
THRESHOLD                                                   $4,500                                     $4,500
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
LIFETIME BENEFIT PAYMENT                                      N/A                                        N/A
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

EXAMPLE 3: ASSUME YOU SELECT SINGLE LIFE OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE OLDER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
WITHDRAWAL PERCENT                                            5%                                         5%
                                           - Based on your age                        - Based on your age
LIFETIME BENEFIT PAYMENT                                    $5,000                                     $5,000
                                           - 5% of your Payment Base                  - 5% of your Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

EXAMPLE 4: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 3 (SINGLE LIFE), HOWEVER YOUR FIRST PARTIAL SURRENDER IS TAKEN AT AGE 70. YOUR WITHDRAWAL PERCENT IS 6% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE YEAR IS $105,000. YOUR CONTRACT VALUE UPON ATTAINING AGE 70 IS $105,500.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $105,000                                   $105,000
LIFETIME BENEFIT PAYMENT                                    $6,330                                     $6,300
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by your
                                           greater of your Payment Base or Contract   Payment Base
                                           Value upon attaining age 70

                                                                    APP I-21

-------------------------------------------------------------------------------

YOU TAKE A PARTIAL SURRENDER OF $6,000, VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $105,000                                   $105,000
WITHDRAWAL PERCENT                                           6%(1)                                      6%(1)
LIFETIME BENEFIT PAYMENT                                     $330                                       $300
                                           - Remaining for Contract Year              - Remaining for Contract Year
CONTRACT VALUE AFTER THE WITHDRAWAL                         $99,000                                    $99,000
GUARANTEED MINIMUM DEATH BENEFIT                            $94,000                                    $94,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

EXAMPLE 5: ASSUME YOU SELECT JOINT/SPOUSAL OPTION WHEN YOU PURCHASE YOUR CONTRACT, THE YOUNGER COVERED LIFE IS AGE 60, AND YOUR INITIAL PREMIUM PAYMENT IS $100,000.

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
WITHDRAWAL PERCENT                                           4.5%                                       4.5%
                                           - Based on your age                        - Based on your age
LIFETIME BENEFIT PAYMENT                                    $4,500                                     $4,500
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

(1) The Withdrawal Percentage will remain for the duration of your Contract unless an automatic Payment Base increase occurs on a future anniversary and a new Withdrawal Percent age band is applicable; if no automatic Payment Base increase occurs on a future anniversary where a new Withdrawal Percent age band is applicable, your Withdrawal Percent will remain as is.

EXAMPLE 6: ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 5 (JOINT/SPOUSAL), HOWEVER YOUR FIRST PARTIAL SURRENDER IS TAKEN AT AGE 70. YOUR WITHDRAWAL PERCENT IS 5.5% BASED ON YOUR AGE. YOUR CONTRACT VALUE AT THE BEGINNING OF THE CONTRACT YEAR IS $110,000. YOUR CONTRACT VALUE UPON ATTAINING AGE 70 IS $111,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $110,000                                   $110,000
LIFETIME BENEFIT PAYMENT                                    $6,105                                     $6,050
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by your
                                           greater of your Payment Base or Contract   Payment Base
                                           Value upon attaining age 70

YOU TAKE A PARTIAL SURRENDER OF $6,000, VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $110,000                                   $110,000
WITHDRAWAL PERCENT                                          5.5%(1)                                    5.5%(1)
LIFETIME BENEFIT PAYMENT                                     $105                                        $50
                                           - Remaining for Contract Year              - REMAINING FOR CONTRACT YEAR
CONTRACT VALUE AFTER THE WITHDRAWAL                        $105,000                                   $105,000
GUARANTEED MINIMUM DEATH BENEFIT                            $94,000                                    $94,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

APP I-22

-------------------------------------------------------------------------------

EXAMPLE 7: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE PRIOR TO THE RIDER CHARGE BEING DEDUCTED ON YOUR FIRST ANNIVERSARY IS $95,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
THRESHOLD                                                   $5,000                                     $5,000
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - Prior Payment Base reduced by            - Prior Payment Base reduced by
                                           withdrawal                                 withdrawal
WITHDRAWAL PERCENT                                           5%(1)                                      5%(1)
THRESHOLD                                                   $4,000                                     $4,000
                                           - Remaining for the Contract Year          - Remaining for the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($95,000) divided by your current Payment  the rider charge being taken, or
                                           Base ($99,000), less 1                     - Your current Payment Base
                                           - Resulting in -0.04%, subject to minimum
                                           of 0%, No change to the Payment Base
THRESHOLD                                                   $4,950                                     $4,950
                                           - 5% of your Payment Base                  - 5% of your Payment Base
RIDER CHARGE                                                $841.50                                   $1,138.50
                                           - Rider charge of 0.85% multiplied by      - Rider charge of 1.15% multiplied by
                                           your current Payment Base                  your current Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

EXAMPLE 8: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE PRIOR TO THE RIDER CHARGE BEING DEDUCTED ON YOUR FIRST ANNIVERSARY IS $105,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
THRESHOLD                                                   $5,000                                     $5,000
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000

                                                                    APP I-23

-------------------------------------------------------------------------------

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - Prior Payment Base reduced by            - Prior Payment Base reduced by
                                           withdrawal                                 withdrawal
WITHDRAWAL PERCENT                                           5%(1)                                      5%(1)
THRESHOLD                                                   $4,000                                     $4,000
                                           - Remaining for the Contract Year          - Remaining for the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $105,000                                   $105,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($105,000) divided by your current         the rider charge being taken, or
                                           Payment Base ($99,000), less 1             - Your current Payment Base
                                           - Resulting in 0.06%, subject to minimum
                                           of 0% and maximum of 10%
THRESHOLD                                                   $5,250                                     $5,250
                                           - 5% of your Payment Base                  - 5% of your Payment Base
RIDER CHARGE                                                $892.50                                   $1,207.50
                                           - Rider charge of 0.85% multiplied by      - Rider charge of 1.15% multiplied by
                                           your current Payment Base                  your current Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

EXAMPLE 9: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). ALSO ASSUME THAT YOU TAKE A $1,000 PARTIAL SURRENDER IN THE FIRST CONTRACT YEAR AND THAT THE CONTRACT VALUE PRIOR TO THE RIDER CHARGE BEING DEDUCTED ON YOUR FIRST ANNIVERSARY IS $95,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
THRESHOLD                                                   $4,500                                     $4,500
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - Prior Payment Base reduced by            - Prior Payment Base reduced by
                                           withdrawal                                 withdrawal
WITHDRAWAL PERCENT                                          4.5%(1)                                    4.5%(1)
THRESHOLD                                                   $3,500                                     $3,500
                                           - Remaining for the Contract Year          - Remaining for the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           withdrawal                                 withdrawal

APP I-24

-------------------------------------------------------------------------------

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($95,000) divided by your current Payment  the rider charge being taken, or
                                           Base ($99,000), less 1                     - Your current Payment Base
                                           - Resulting in -0.04%, subject to minimum
                                           of 0%, No change to the Payment Base
THRESHOLD                                                   $4,455                                     $4,455
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
RIDER CHARGE                                                $841.50                                   $1,138.50
                                           - Rider charge of 0.85% multiplied by      - Rider charge of 1.15% multiplied by
                                           your current Payment Base                  your current Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

EXAMPLE 10: ASSUME THE SAME FACTS AS EXAMPLE 7 (SINGLE LIFE). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, THE CONTRACT VALUE AFTER THE PAYMENT IS $121,000.

VALUES PRIOR TO THE PREMIUM PAYMENT:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
THRESHOLD                                                   $4,950                                     $4,950
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000

VALUES AFTER THE PREMIUM PAYMENT:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $119,000                                   $119,000
                                           - Prior Payment Base increased by the      - Prior Payment Base increased by the
                                           Premium Payment                            Premium Payment
THRESHOLD                                                   $6,050                                     $5,950
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by your
                                           greater of your current Payment Base or    current Payment Base
                                           Contract Value
GUARANTEED MINIMUM DEATH BENEFIT                           $119,000                                   $119,000
                                           - Prior Death Benefit increased by the     - Prior Death Benefit increased by the
                                           Premium Payment                            Premium Payment

                                                                    APP I-25

-------------------------------------------------------------------------------

EXAMPLE 11: ASSUME THE SAME FACTS AS EXAMPLE 9 (JOINT/SPOUSAL). ASSUME THAT AN ADDITIONAL PREMIUM PAYMENT OF $20,000 IS MADE IN CONTRACT YEAR 2, THE CONTRACT VALUE AFTER THE PAYMENT IS $125,000.

VALUES PRIOR TO THE PREMIUM PAYMENT:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $99,000                                    $99,000
THRESHOLD                                                   $4,455                                     $4,455
GUARANTEED MINIMUM DEATH BENEFIT                            $99,000                                    $99,000

VALUES AFTER THE PREMIUM PAYMENT:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $119,000                                   $119,000
                                           - Prior Payment Base increased by the      - Prior Payment Base increased by the
                                           Premium Payment                            Premium Payment
THRESHOLD                                                   $5,625                                     $5,355
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by your
                                           greater of your current Payment Base or    current Payment Base
                                           Contract Value
GUARANTEED MINIMUM DEATH BENEFIT                           $119,000                                   $119,000
                                           - Prior Death Benefit increased by the     - Prior Death Benefit increased by the
                                           Premium Payment                            Premium Payment

EXAMPLE 12: ASSUME THE OLDER COVERED LIFE IS 74 (SINGLE LIFE). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $3,000 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 6%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000.

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $50,000                                    $50,000
                                           - Partial Surrender did not exceed the     - Partial Surrender did not exceed the
                                           Lifetime Benefit Payment                   Lifetime Benefit Payment
WITHDRAWAL PERCENT                                           6%(1)                                      6%(1)
LIFETIME BENEFIT PAYMENT                                     $300                                        $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
                                           - Available Lifetime Benefit Payment was   - Available Lifetime Benefit Payment was
                                           6% multiplied by the greater of the        6% multiplied by the Payment Base on the
                                           Payment Base or Contract Value on the      Contract Anniversary
                                           Contract Anniversary                       - Available Lifetime Benefit Payment was
                                           - Available Lifetime Benefit Payment was   $3,000
                                           $3,300
GUARANTEED MINIMUM DEATH BENEFIT                            $47,000                                    $47,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           partial Surrender                          partial Surrender

APP I-26

-------------------------------------------------------------------------------

EXAMPLE 13: ASSUME THE YOUNGER COVERED LIFE IS 74 (JOINT/SPOUSAL). ASSUME THE OWNER MAKES THE FIRST PARTIAL SURRENDER UNDER THE CONTRACT OF $2,750 WHEN, JUST PRIOR TO THE PARTIAL SURRENDER, THE PAYMENT BASE IS $50,000; THE CONTRACT VALUE (ON ANNIVERSARY) IS $55,000; THE WITHDRAWAL PERCENT IS 5.5%; THE GUARANTEED MINIMUM DEATH BENEFIT IS $50,000.

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $50,000                                    $50,000
                                           - Partial Surrender did not exceed the     - Partial Surrender did not exceed the
                                           Lifetime Benefit Payment                   Lifetime Benefit Payment
WITHDRAWAL PERCENT                                          5.5%(1)                                    5.5%(1)
LIFETIME BENEFIT PAYMENT                                     $275                                        $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
                                           - Available Lifetime Benefit Payment was   - Available Lifetime Benefit Payment was
                                           5.5% multiplied by the greater of the      5.5% multiplied by the Payment Base on
                                           Payment Base or Contract Value on the      the Contract Anniversary
                                           Contract Anniversary                       - Available Lifetime Benefit Payment was
                                           - Available Lifetime Benefit Payment was   $2,750
                                           $3,025
GUARANTEED MINIMUM DEATH BENEFIT                            $47,250                                    $47,250
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           partial Surrender                          partial Surrender

EXAMPLE 14: ASSUME THE SAME FACTS AS EXAMPLE 12 (SINGLE LIFE). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $1,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $52,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $51,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $50,000                                    $50,000
                                           - Partial Surrender did not exceed the     - Partial Surrender did not exceed the
                                           Lifetime Benefit Payment                   Lifetime Benefit Payment
WITHDRAWAL PERCENT                                            6%                                         6%
LIFETIME BENEFIT PAYMENT                                     $300                                        $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
                                           - Available Lifetime Benefit Payment was   - Available Lifetime Benefit Payment was
                                           6% multiplied by the greater of the        6% multiplied by the Payment Base on the
                                           Payment Base or Contract Value on the      Contract Anniversary
                                           Contract Anniversary                       - Available Lifetime Benefit Payment was
                                           - Available Lifetime Benefit Payment was   $3,000
                                           $3,300
GUARANTEED MINIMUM DEATH BENEFIT                            $47,000                                    $47,000
                                           - Prior Death Benefit reduced by the       - Prior Death Benefit reduced by the
                                           partial Surrender                          partial Surrender

                                                                    APP I-27

-------------------------------------------------------------------------------

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $49,323                                    $49,038
                                           - Proportional reduction:                  - Proportional reduction:
                                           1-($700/($52,000-$300)                     1-($1000/$52,000)
LIFETIME BENEFIT PAYMENT                                      $0                                         $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $46,068                                    $46,096
                                           - Prior Death Benefit reduced by partial   - Prior Death Benefit reduced by partial
                                           surrender NOT exceeding the Lifetime       surrender NOT exceeding the Lifetime
                                           Benefit Payment. Then, proportional        Benefit Payment. Then, proportional
                                           reduction multiplied by the result of the  reduction multiplied by the result of the
                                           above                                      above

EXAMPLE 15: ASSUME THE SAME FACTS AS EXAMPLE 13 (JOINT/SPOUSAL). ASSUME THAT A SECOND PARTIAL SURRENDER IS TAKEN IN THE SAME CONTRACT YEAR FOR $2,000; THE CONTRACT VALUE PRIOR TO THE PARTIAL SURRENDER IS $49,000; THE CONTRACT VALUE AFTER THE PARTIAL SURRENDER IS $47,000.

VALUES PRIOR TO THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $50,000                                    $50,000
WITHDRAWAL PERCENT                                           5.5%                                       5.5%
LIFETIME BENEFIT PAYMENT                                     $275                                        $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
                                           - Available Lifetime Benefit Payment was   - Available Lifetime Benefit Payment was
                                           5.5% multiplied by the greater of the      5.5% multiplied by the Payment Base on
                                           Payment Base or Contract Value on the      the Contract Anniversary
                                           Contract Anniversary                       - Available Lifetime Benefit Payment was
                                           - Available Lifetime Benefit Payment was   $2,750
                                           $3,025
GUARANTEED MINIMUM DEATH BENEFIT                            $47,250                                    $47,250

VALUES AFTER THE PARTIAL SURRENDER:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                                $48,230                                    $47,959
                                           - Proportional reduction:                  - Proportional reduction:
                                           1-($1,725/($49,000-$275)                   1-($2,000/$49,000)
LIFETIME BENEFIT PAYMENT                                      $0                                         $0
                                           - Remaining Lifetime Benefit Payment for   - Remaining Lifetime Benefit Payment for
                                           the Contract Year                          the Contract Year
GUARANTEED MINIMUM DEATH BENEFIT                            $45,312                                    $45,321
                                           - Prior Death Benefit reduced by partial   - Prior Death Benefit reduced by partial
                                           surrender NOT exceeding the Lifetime       surrender NOT exceeding the Lifetime
                                           Benefit Payment. Then, proportional        Benefit Payment. Then, proportional
                                           reduction multiplied by the result of the  reduction multiplied by the result of the
                                           above                                      above

APP I-28

-------------------------------------------------------------------------------

EXAMPLE 16: ASSUME THE SAME FACTS AS EXAMPLE 1 (SINGLE LIFE). NOW ASSUME YOU HAVE REACHED YOUR FIRST CONTRACT ANNIVERSARY. YOUR CONTRACT VALUE ON THE CONTRACT ANNIVERSARY IS $115,000.

VALUES PRIOR TO THE CONTRACT ANNIVERSARY:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
THRESHOLD                                                   $5,000                                     $5,000
                                           - 5% of your Payment Base                  - 5% of your Payment Base
LIFETIME BENEFIT PAYMENT                                      N/A                                        N/A
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $110,000                                   $115,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($115,000) divided by your current         the rider charge being taken, or
                                           Payment Base ($100,000), less 1            - Your current Payment Base
                                           - Resulting in 0.15%, capped at 10%.
                                           Subject to minimum of 0% and maximum of
                                           10%
THRESHOLD                                                   $5,500                                     $5,750
                                           - 5% of your Payment Base                  - 5% of your Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

EXAMPLE 17: ASSUME THE SAME FACTS AS EXAMPLE 2 (JOINT/SPOUSAL). NOW ASSUME YOU HAVE REACHED YOUR FIRST CONTRACT ANNIVERSARY. YOUR CONTRACT VALUE ON THE ANNIVERSARY IS $115,000.

VALUES PRIOR TO THE CONTRACT ANNIVERSARY:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment
THRESHOLD                                                   $4,500                                     $4,500
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
LIFETIME BENEFIT PAYMENT                                      N/A                                        N/A
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - Equal to your initial Premium Payment    - Equal to your initial Premium Payment

VALUES AFTER THE CONTRACT ANNIVERSARY:

PAYMENT BASE                                               $110,000                                   $115,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($115,000) divided by your current         the rider charge being taken, or
                                           Payment Base ($100,000), less 1            - Your current Payment Base
                                           - Resulting in 0.15%, capped at 10%.
                                           Subject to minimum of 0% and maximum of
                                           10%
THRESHOLD                                                   $4,950                                     $5,175
                                           - 4.5% of your Payment Base                - 4.5% of your Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                           $100,000                                   $100,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

                                                                    APP I-29

-------------------------------------------------------------------------------

EXAMPLE 18: SPOUSAL CONTRACT CONTINUATION (SINGLE LIFE)

On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.

VALUES UPON SPOUSAL CONTINUATION:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $150,000                                   $150,000
                                           - Equal to the Contract Value on date of   - Equal to Contract Value on date of
                                           continuation                               continuation
WITHDRAWAL PERCENTAGE                                         6%                                         6%
                                           - Withdrawal Percent is set using the      - Withdrawal Percent is set using the
                                           oldest Covered Life's age on the           oldest Covered Life's age on the
                                           effective date of continuation             effective date of continuation
LIFETIME BENEFIT PAYMENT                                    $9,000                                     $9,000
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by the
                                           Payment Base on date of continuation       Payment Base on date of continuation
GUARANTEED MINIMUM DEATH BENEFIT                           $150,000                                   $150,000
                                           - Equal to Contract Value on date of       - Equal to Contract Value on date of
                                           continuation                               continuation

EXAMPLE 19: SPOUSAL CONTRACT CONTINUATION (JOINT/SPOUSAL)

On date of Spousal Contract continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.

VALUES UPON SPOUSAL CONTRACT CONTINUATION:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $150,000                                   $150,000
                                           - Greater of Contract Value or Payment     - Greater of Contract Value or Payment
                                           Base on date of continuation               Base on date of continuation
WITHDRAWAL PERCENTAGE                                        5.5%                                       5.5%
                                           - Withdrawal Percent is set using the      - Withdrawal Percent is set using the
                                           oldest Covered Life's age on the           oldest Covered Life's age on the
                                           effective date of continuation             effective date of continuation
LIFETIME BENEFIT PAYMENT                                    $8,250                                     $8,250
                                           - Withdrawal Percent multiplied by the     - Withdrawal Percent multiplied by
                                           greater of the Contract Value or Payment   Payment Base on date of continuation
                                           Base on date of continuation
GUARANTEED MINIMUM DEATH BENEFIT                           $150,000                                   $150,000
                                           - Equal to Contract Value on date of       - Equal to Contract Value on date of
                                           continuation                               continuation

APP I-30

-------------------------------------------------------------------------------

EXAMPLE 20: WITHDRAWAL PERCENT INCREASE; ASSUME THE SAME CONTRACT ISSUE FACTS AS EXAMPLE 4 (SINGLE LIFE). YOUR WITHDRAWAL PERCENT IS 6%, WHICH WAS BASED ON YOUR AGE (70) AT THE TIME OF FIRST WITHDRAWAL. YOUR LIFETIME BENEFIT PAYMENT PRIOR TO THE CONTRACT ANNIVERSARY IS $6,300. YOU ARE NOW AGE 75 AND YOUR ANNIVERSARY IS BEING PROCESSED. YOUR CONTRACT VALUE ON ANNIVERSARY IS $117,000.

VALUES PRIOR TO THE ANNIVERSARY:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $105,000                                   $105,000
WITHDRAWAL PERCENT                                            6%                                         6%
LIFETIME BENEFIT PAYMENT                                    $6,300                                     $6,300
GUARANTEED MINIMUM DEATH BENEFIT                            $94,000                                    $94,000

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $115,500                                   $117,000
                                           - The ratio is the Contract Value          - Greater of the Contract Value prior to
                                           ($117,000) divided by your current         the rider charge being taken, or
                                           Payment Base ($105,000), less 1            - Your current Payment Base
                                           - Resulting in 0.11%, capped at 10%.
                                           Subject to minimum of 0% and maximum of
                                           10%
WITHDRAWAL PERCENT                                           6.5%                                       6.5%
                                           - Due to the automatic increase and        - Due to the automatic increase and
                                           client reaching a new age band, the        client reaching a new age band, the
                                           Withdrawal Percent has increased           Withdrawal Percent has increased
LIFETIME BENEFIT PAYMENT                                   $7,507.50                                   $7,605
RIDER CHARGE                                                $977.50                                   $1,345.50
                                           - Rider charge of 0.85% multiplied by      - Rider charge of 1.15% multiplied by
                                           your current Payment Base                  your current Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                            $94,000                                    $94,000
                                           - No change due to anniversary processing  - No change due to anniversary processing

EXAMPLE 21

Assume the following Contract values:

Contract Value = $3,000

Lifetime Benefit Payment = $2,000

Client takes a partial Surrender of $2,000 (within rider limit)

New Contract Value = $2,000

- Minimum Amount Rule is reached as remaining Contract Value is reduced below one Lifetime Benefit Payment and the Partial Surrender was within the rider limit

       -   Contract Value is transferred to approved investment program

       -   We will no longer accept subsequent Premium Payments

       - We will begin to automatically pay the annual Lifetime Benefit Payment via the Automatic Income Program. The Lifetime Benefit Payment will be paid out of our General Account

       - The payout of the Lifetime Benefit Payment will no longer reduce the Contract Value, however, the Death Benefit will continue to be reduced

       -   We will waive the Annual Maintenance Fee and rider fee

       -   Benefit Increases will no longer be applied

NOTE: If the Contract Value is reduced below one Lifetime Benefit Payment on any Contract Anniversary due to performance the above scenario would occur.

                                                                    APP I-31

-------------------------------------------------------------------------------

EXAMPLE 22

Assume the following Contract values:

Contract Value = $3,000

Lifetime Benefit Payment = $2,000

Client takes a partial Surrender of $2,800 (exceeds rider limit)

New Contract Value = $2,000

- Minimum Account Rule is reached as remaining Contract Value is reduced below the Minimum Account Rule under the contract, $500 (varies by state) and the Partial Surrender exceeded the rider limit

       -   Contract is fully liquidated

EXAMPLE 23: AUTOMATIC PAYMENT BASE INCREASE TO RELEVANT COVERED LIFE ATTAINED AGE 90. ASSUME THAT YOU SELECT A SINGLE LIFE OPTION. YOUR WITHDRAWAL PERCENTAGE IS 7.5%, WHICH IS BASED ON YOUR AGE (85) AT THE TIME OF YOUR FIRST WITHDRAWAL. YOUR LIFETIME BENEFIT PAYMENT PRIOR TO CONTRACT ANNIVERSARY IS $7,500. YOU ARE NOW AGE 90 AND YOUR ANNIVERSARY IS BEING PROCESSED. YOUR CONTRACT VALUE ON YOUR ANNIVERSARY IS $120,000.

VALUES PRIOR TO ANNIVERSARY:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $100,000                                   $100,000
WITHDRAWAL PERCENTAGE                                        7.5%                                       7.5%
LIFETIME BENEFIT PAYMENT                                    $7,500                                     $7,500
GUARANTEED MINIMUM DEATH BENEFIT                            $92,500                                    $92,500

VALUES AFTER THE ANNIVERSARY PROCESSING:

                                                        THE HARTFORD'S                             THE HARTFORD'S
                                                        LIFETIME INCOME                            LIFETIME INCOME
                 FEATURE                                BUILDER SELECTS                          BUILDER PORTFOLIOS
-------------------------------------------------------------------------------------------------------------------------------
PAYMENT BASE                                               $110,000                                   $120,000
                                           The ratio is the Contract Value            Greater of the Contract Value prior to
                                           ($120,000) divided by current Payment      the rider charge being taken, or Your
                                           Base ($100,00), less 1 results in .20%,    Payment Base
                                           capped at 10%
WITHDRAWAL PERCENTAGE                                         8%                                         8%
                                           Due to the automatic increase and client   Due to the automatic increase and client
                                           reaching a new age band, the Withdrawal    reaching a new age band, the Withdrawal
                                           Percentage has increased                   Percentage has increased
LIFETIME BENEFIT PAYMENT                                    $8,800                                     $9,600
RIDER CHARGE                                                 $935                                     $1,380.50
                                           Rider charge of 0.85% multiplied by your   Rider charge of 1.15% multiplied by your
                                           current Payment Base                       current Payment Base
GUARANTEED MINIMUM DEATH BENEFIT                            $92,500                                    $92,500
                                           No change due to anniversary processing    No change due to anniversary processing

APP I-32

-------------------------------------------------------------------------------

EXAMPLE 24: DEFERRAL ILLUSTRATION. ASSUME THAT ON YOUR BIRTHDAY IN SEPTEMBER 2008 YOU ARE 60. YOU PURCHASE THE CONTRACT IN NOVEMBER 2008 AND SELECT THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS WITH THE SINGLE LIFE OPTION. ASSUME NO GROWTH IN CONTRACT VALUE.

                                                   NO PARTIAL SURRENDERS IN                     PARTIAL SURRENDER IN
                 FEATURE                          FIRST 5 YEARS OF THE RIDER                  SECOND YEAR OF THE RIDER
-------------------------------------------------------------------------------------------------------------------------------
WITHDRAWAL PERCENTAGE AT ISSUE                                5%                                         5%
PAYMENT BASE AT ISSUE                                      $100,000                                   $100,000
LIFETIME BENEFIT PAYMENT AT ISSUE                           $5,000                                     $5,000
WITHDRAWAL PERCENTAGE ON BIRTHDAY IN                   Increased to 5.5%                            Remains at 5%
SEPTEMBER 2013 WHEN RELEVANT COVERED LIFE
IS AGE 65
PAYMENT BASE ON BIRTHDAY                                   $100,000                                   $100,000
                                           No change due to birthday                  No change due to birthday
LIFETIME BENEFIT PAYMENT ON BIRTHDAY                  Increased to $5,500                         Remains at $5,000
ANNIVERSARY IN NOVEMBER 2013 - CONTRACT                    $100,000                                   $100,000
VALUE IS LESS THAN CURRENT PAYMENT BASE,
SO THERE IS NO CHANGE TO THE PAYMENT BASE
WITHDRAWAL PERCENTAGE                                        5.5%                                        5%
LIFETIME BENEFIT PAYMENT                                    $5,500                                     $5,000

MAV PLUS

EXAMPLE 1

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

-   You made a single Premium Payment of $100,000,

-   In your fourth Contract Year, you made a withdrawal of $8,000,

- Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

-   On the day we receive proof of Death, your Contract Value was $117,403,

-   Your Maximum Anniversary Value was $106,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Premium Security Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

ADJUSTMENT FOR PARTIAL SURRENDERS FOR EARNINGS PROTECTION BENEFIT

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$109,273 - $100,000 - $0 + $0 = $9,273].

Since the Contract gain at the time of partial Surrender [$9,273] exceeds the partial Surrender [$8,000], there is no adjustment for the partial Surrender in this case.

CALCULATION OF CONTRACT GAIN

We would calculate the Contract gain as follows:

-   Contract Value on the day we receive proof of Death [$117,403],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

-   Add any adjustments for partial Surrenders [$0],

So the Contract gain equals $17,403.

                                                                    APP I-33

-------------------------------------------------------------------------------

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

-   minus any adjustments for partial Surrenders ($0),

Which equals $100,000. The cap is 200% of $100,000, which is $200,000.

MAV PLUS DEATH BENEFIT AMOUNT IS $106,000. (See Example 1 under Premium Security Death Benefit for details of calculation.)

ADJUSTED TOTAL PREMIUM PAYMENT AMOUNT IS $92,000. (See Example 1 under MAV PLUS/EPB Death Benefit for details of calculation.)

MAV PLUS DEATH BENEFIT

In this situation the cap does not apply, so we take the Contract Value on the date we receive proof of death and adds 40% of gain [$117,403 + 40% (17,403)] which totals $124,364. This is the greatest of the four values compared, and so is the Death Benefit.

EXAMPLE 2

Assume that:

- You elected the MAV Plus Death Benefit when you purchased your Contract with the Premium Security Death Benefit,

-   You made a single Premium Payment of $100,000,

-   In your fourth Contract Year, you made a partial Surrender of $60,000,

- Your Contract Value in the fourth year immediately before your Surrender was $150,000,

- Your Maximum Anniversary Value is $83,571 (based on an adjustment to an anniversary value that was $140,000 before the partial Surrender (see below)),

-   On the day we receive proof of Death, your Contract Value was $120,000,

- The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.

ADJUSTMENT FOR PARTIAL SURRENDERS

To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

- We determine Contract gain by subtracting the Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value immediately before the partial surrender, then deduct any premium payments and add any adjustments for partial Surrenders made during that time [$150,000 - $100,000 - $0 + $0 = $50,000].

Since the partial Surrender [$60,000] exceeds the Contract gain at the time of partial Surrender [$50,000], the adjustment for the partial Surrender is the difference, or $10,000.

CALCULATION OF CONTRACT GAIN

We would calculate the Contract gain as follows:

-   Contract Value on the day we receive proof of Death [$120,000],

- Subtract the Contract Value on the date the MAV Plus Death Benefit was added to your Contract [$100,000],

-   Add any adjustments for partial Surrenders [$10,000],

So the Contract gain equals $30,000.

CALCULATION OF EARNINGS PROTECTION BENEFIT CAP

To determine if the cap applies:

- We calculate the Contract Value on the date the MAV Plus Death Benefit was added to your Contract ($100,000),

- plus Premium Payments made since that date excluding Premium Payments made in the 12 months prior to death ($0),

-   minus any adjustments for partial Surrenders ($10,000),

Which equals $90,000. The cap is 200% of $90,000, which is $180,000.

APP I-34

-------------------------------------------------------------------------------

ADJUSTMENT FOR PARTIAL SURRENDERS FOR MAXIMUM ANNIVERSARY VALUE

The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $140,000 - $10,000 = $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 minus $10,000 = $140,000. The proportional factor is 1 - (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.

DEATH BENEFIT WITH EARNINGS PROTECTION BENEFIT

In this situation the cap does not apply, so we take 40% of Contract gain on the day we receive proof of death $30,000 or $12,000 and add that to the Contract Value on the date we receive proof of death. Therefore, the Earnings Protection Benefit is [40% ($30,000) + $120,000], which equals $132,000.

                                                                    APP II-1

-------------------------------------------------------------------------------

APPENDIX II - ACCUMULATION UNIT VALUES

The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.

There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. There are two tables below reflecting the Accumulation Unit Values for Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company. The tables show only the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits. Tables showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits appear in the Statement of Additional Information, which you may obtain free of charge by contacting us.


HARTFORD LIFE INSURANCE COMPANY



                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH
 STRATEGY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.748          $11.266          $10.379           $8.474
  Accumulation Unit Value at end of
   period                                  $11.992          $10.748          $11.266          $10.379
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  400              460              467              533
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.907          $13.671          $12.728          $10.502
  Accumulation Unit Value at end of
   period                                  $14.251          $12.907          $13.671          $12.728
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                1                -                -
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $6.627           $8.021           $7.238           $5.282
  Accumulation Unit Value at end of
   period                                   $7.516           $6.627           $8.021           $7.238
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  106              121              107              104
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.042          $15.952          $14.546          $10.728
  Accumulation Unit Value at end of
   period                                  $14.637          $13.042          $15.952          $14.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $7.545           $9.517           $9.272           $7.012
  Accumulation Unit Value at end of
   period                                   $8.479           $7.545           $9.517           $9.272
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,233            1,361            1,365            1,436
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.059          $14.096          $13.878          $10.606
  Accumulation Unit Value at end of
   period                                  $12.298          $11.059          $14.096          $13.878
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    4                4                2                -
ALLIANCEBERNSTEIN VPS SMALL/MID CAP
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.778          $13.098          $10.514           $7.488
  Accumulation Unit Value at end of
   period                                  $13.733          $11.778          $13.098          $10.514
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  150              163              164              173
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.637          $18.696          $15.165          $10.916
  Accumulation Unit Value at end of
   period                                  $19.195          $16.637          $18.696          $15.165
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH
 STRATEGY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.337          $11.910          $10.638           $9.737
  Accumulation Unit Value at end of
   period                                   $8.474          $12.337          $11.910          $10.638
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  544              384               99               32
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.517          $10.365                -                -
  Accumulation Unit Value at end of
   period                                   $5.282          $10.517                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   62                8                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.252          $14.678          $11.038           $9.315
  Accumulation Unit Value at end of
   period                                   $7.012          $15.252          $14.678          $11.038
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,638            1,202              751              142
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS SMALL/MID CAP
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.843          $11.853          $10.546           $9.413
  Accumulation Unit Value at end of
   period                                   $7.488          $11.843          $11.853          $10.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  191              198               91               16
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-2

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.302           $8.767           $7.995           $6.712
  Accumulation Unit Value at end of
   period                                   $9.440           $8.302           $8.767           $7.995
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  564              706              806              882
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.482          $13.320          $12.276          $10.415
  Accumulation Unit Value at end of
   period                                  $14.045          $12.482          $13.320          $12.276
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                1                1                -
FIDELITY VIP CONTRAFUND PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.863          $12.399          $10.775           $8.082
  Accumulation Unit Value at end of
   period                                  $13.559          $11.863          $12.399          $10.775
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,983            2,436            2,905            3,153
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.523          $15.341          $13.472          $10.212
  Accumulation Unit Value at end of
   period                                  $16.427          $14.523          $15.341          $13.472
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                3                -                -
FIDELITY VIP DYNAMIC CAPITAL
 APPRECIATION PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.183           $8.552           $7.365           $5.511
  Accumulation Unit Value at end of
   period                                   $9.845           $8.183           $8.552           $7.365
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   36               11               10                8
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.179          $16.030          $13.951          $10.550
  Accumulation Unit Value at end of
   period                                  $18.071          $15.179          $16.030          $13.951
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.838           $9.932           $8.782           $6.870
  Accumulation Unit Value at end of
   period                                  $11.333           $9.838           $9.932           $8.782
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  602              694              819              909
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.217          $14.504          $12.960          $10.246
  Accumulation Unit Value at end of
   period                                  $16.207          $14.217          $14.504          $12.960
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                1                1                -
FIDELITY VIP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.879          $11.058           $9.072           $7.204
  Accumulation Unit Value at end of
   period                                  $12.249          $10.879          $11.058           $9.072
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  218              244              261              306
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.739          $15.140          $12.551          $10.072
  Accumulation Unit Value at end of
   period                                  $16.421          $14.739          $15.140          $12.551
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.562          $12.259          $10.293           $9.626
  Accumulation Unit Value at end of
   period                                   $6.712          $11.562          $12.259          $10.293
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  935              686              386               97
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP CONTRAFUND PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.331          $12.414          $11.320           $9.562
  Accumulation Unit Value at end of
   period                                   $8.082          $14.331          $12.414          $11.320
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,408            2,886            1,381              190
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP DYNAMIC CAPITAL
 APPRECIATION PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.548           $9.642                -                -
  Accumulation Unit Value at end of
   period                                   $5.511           $9.548                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.208          $12.249          $10.378           $9.543
  Accumulation Unit Value at end of
   period                                   $6.870          $12.208          $12.249          $10.378
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  991              803              422               91
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.892          $11.145          $10.627           $9.553
  Accumulation Unit Value at end of
   period                                   $7.204          $13.892          $11.145          $10.627
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  307              176              109               15
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                                    APP II-3

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.733          $14.513          $11.470           $8.340
  Accumulation Unit Value at end of
   period                                  $14.355          $12.733          $14.513          $11.470
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  390              478              548              614
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.525          $17.883          $14.282          $10.494
  Accumulation Unit Value at end of
   period                                  $17.321          $15.525          $17.883          $14.282
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                1                -                -
FIDELITY VIP VALUE STRATEGIES
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.168          $11.359           $9.136           $5.907
  Accumulation Unit Value at end of
   period                                  $12.715          $10.168          $11.359           $9.136
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  118              127              142              139
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.912          $20.221          $16.435          $10.739
  Accumulation Unit Value at end of
   period                                  $22.165          $17.912          $20.221          $16.435
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD BALANCED HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.126           $5.114           $4.634           $3.614
  Accumulation Unit Value at end of
   period                                   $5.651           $5.126           $5.114           $4.634
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  661              768              797              721
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.233          $14.349          $13.139          $10.356
  Accumulation Unit Value at end of
   period                                  $15.527          $14.233          $14.349          $13.139
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8                -                -                -
HARTFORD CAPITAL APPRECIATION HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.584          $12.140          $10.588           $7.386
  Accumulation Unit Value at end of
   period                                  $12.327          $10.584          $12.140          $10.588
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  241              294              334              291
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.495          $16.801          $14.808          $10.439
  Accumulation Unit Value at end of
   period                                  $16.705          $14.495          $16.801          $14.808
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                2                2
HARTFORD DISCIPLINED EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.267           $1.272           $1.134           $0.917
  Accumulation Unit Value at end of
   period                                   $1.466           $1.267           $1.272           $1.134
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               10,166           12,855           16,390           18,477
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.952          $14.164          $12.753          $10.422
  Accumulation Unit Value at end of
   period                                  $15.982          $13.952          $14.164          $12.753
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                4                5                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.032          $12.362          $11.176           $9.318
  Accumulation Unit Value at end of
   period                                   $8.340          $14.032          $12.362          $11.176
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  628              643              399               54
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP VALUE STRATEGIES
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.322          $11.874          $10.401           $8.953
  Accumulation Unit Value at end of
   period                                   $5.907          $12.322          $11.874          $10.401
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  138               40               11                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD BALANCED HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.372           $5.119           $4.699           $4.355
  Accumulation Unit Value at end of
   period                                   $3.614           $5.372           $5.119           $4.699
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  708              682              468              254
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD CAPITAL APPRECIATION HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $7.517                -                -                -
  Accumulation Unit Value at end of
   period                                   $7.386                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   56                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD DISCIPLINED EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.485           $1.393           $1.259           $1.157
  Accumulation Unit Value at end of
   period                                   $0.917           $1.485           $1.393           $1.259
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               20,405           22,274           14,696            2,914
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-4

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $3.688           $3.698           $3.320           $2.706
  Accumulation Unit Value at end of
   period                                   $4.122           $3.688           $3.698           $3.320
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                5,510            6,675            7,864            8,354
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.654          $13.839          $12.552          $10.338
  Accumulation Unit Value at end of
   period                                  $15.104          $13.654          $13.839          $12.552
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                1                -                -
HARTFORD GLOBAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.511           $1.783           $1.586           $1.188
  Accumulation Unit Value at end of
   period                                   $1.835           $1.511           $1.783           $1.586
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  159              198              371              364
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.983          $15.482          $13.915          $10.534
  Accumulation Unit Value at end of
   period                                  $15.603          $12.983          $15.482          $13.915
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GLOBAL RESEARCH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.768           $9.821           $8.602           $6.150
  Accumulation Unit Value at end of
   period                                  $10.216           $8.768           $9.821           $8.602
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    5               10                8                7
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.471          $16.381          $14.499          $10.476
  Accumulation Unit Value at end of
   period                                  $16.685          $14.471          $16.381          $14.499
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.203           $1.343           $1.143           $0.865
  Accumulation Unit Value at end of
   period                                   $1.402           $1.203           $1.343           $1.143
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  485              580              764              549
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.014          $15.805          $13.596          $10.400
  Accumulation Unit Value at end of
   period                                  $16.161          $14.014          $15.805          $13.596
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.426           $1.590           $1.374           $1.077
  Accumulation Unit Value at end of
   period                                   $1.780           $1.426           $1.590           $1.374
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,727            2,196            2,624            2,945
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.518          $15.232          $13.304          $10.541
  Accumulation Unit Value at end of
   period                                  $16.700          $13.518          $15.232          $13.304
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $4.069           $3.819           $3.224           $3.001
  Accumulation Unit Value at end of
   period                                   $2.706           $4.069           $3.819           $3.224
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                8,912            7,933            3,708              745
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GLOBAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.539           $2.064           $1.837           $1.628
  Accumulation Unit Value at end of
   period                                   $1.188           $2.539           $2.064           $1.837
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  224              183               71               27
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GLOBAL RESEARCH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.478                -                -                -
  Accumulation Unit Value at end of
   period                                   $6.150                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.510           $1.314           $1.277           $1.135
  Accumulation Unit Value at end of
   period                                   $0.865           $1.510           $1.314           $1.277
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  653              677              394               86
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.014           $1.579           $1.432           $1.148
  Accumulation Unit Value at end of
   period                                   $1.077           $2.014           $1.579           $1.432
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,987            2,148            1,296              136
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                                    APP II-5

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.804           $1.751           $1.532           $1.035
  Accumulation Unit Value at end of
   period                                   $2.030           $1.804           $1.751           $1.532
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,739            2,917            3,077            2,776
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.546          $17.209          $15.214          $10.383
  Accumulation Unit Value at end of
   period                                  $19.533          $17.546          $17.209          $15.214
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD INDEX HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $4.744           $4.735           $4.193           $3.378
  Accumulation Unit Value at end of
   period                                   $5.398           $4.744           $4.735           $4.193
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  226              208              118              122
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.845          $13.964          $12.497          $10.173
  Accumulation Unit Value at end of
   period                                  $15.590          $13.845          $13.964          $12.497
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                1                -                -
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.246           $2.653           $2.354           $1.793
  Accumulation Unit Value at end of
   period                                   $2.657           $2.246           $2.653           $2.354
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,858            3,525            3,929            2,728
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.982          $15.496          $13.899          $10.694
  Accumulation Unit Value at end of
   period                                  $15.196          $12.982          $15.496          $13.899
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                1                -
HARTFORD MIDCAP VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.052          $12.281          $10.268                -
  Accumulation Unit Value at end of
   period                                  $13.590          $11.052          $12.281                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   17               21               18                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.877          $12.214          $10.258                -
  Accumulation Unit Value at end of
   period                                  $13.235          $10.877          $12.214                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.929           $1.960           $1.992           $2.023
  Accumulation Unit Value at end of
   period                                   $1.898           $1.929           $1.960           $1.992
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,151            5,345            6,042            8,858
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.223           $9.471           $9.725           $9.979
  Accumulation Unit Value at end of
   period                                   $8.982           $9.223           $9.471           $9.725
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD HIGH YIELD HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.406           $1.390           $1.270           $1.220
  Accumulation Unit Value at end of
   period                                   $1.035           $1.406           $1.390           $1.270
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,303            1,866              832              222
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD INDEX HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.458           $5.272           $4.640           $4.321
  Accumulation Unit Value at end of
   period                                   $3.378           $5.458           $5.272           $4.640
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  116              134               65               20
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $3.154           $2.515           $2.053           $1.761
  Accumulation Unit Value at end of
   period                                   $1.793           $3.154           $2.515           $2.053
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,047            2,854            2,023              385
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD MIDCAP VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.012           $1.948           $1.891           $1.871
  Accumulation Unit Value at end of
   period                                   $2.023           $2.012           $1.948           $1.891
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               12,392            4,639            2,397              901
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-6

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD SMALL COMPANY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.443           $2.569           $2.103           $1.653
  Accumulation Unit Value at end of
   period                                   $2.781           $2.443           $2.569           $2.103
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,020            1,287            1,509            1,655
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.973          $15.910          $13.161          $10.453
  Accumulation Unit Value at end of
   period                                  $16.862          $14.973          $15.910          $13.161
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD SMALL/MID CAP EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.974           $9.223           $7.448           $5.118
  Accumulation Unit Value at end of
   period                                  $10.233           $8.974           $9.223           $7.448
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   31               33               33               32
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.512          $18.189          $14.843          $10.307
  Accumulation Unit Value at end of
   period                                  $19.761          $17.512          $18.189          $14.843
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD SMALLCAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.492           $1.495           $1.112           $0.835
  Accumulation Unit Value at end of
   period                                   $1.724           $1.492           $1.495           $1.112
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  757            1,106            1,289            1,098
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $18.432          $18.662          $14.033          $10.643
  Accumulation Unit Value at end of
   period                                  $21.073          $18.432          $18.662          $14.033
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD STOCK HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.872           $6.033           $5.340           $3.834
  Accumulation Unit Value at end of
   period                                   $6.610           $5.872           $6.033           $5.340
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  132              187              251              245
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.330          $15.916          $14.236          $10.329
  Accumulation Unit Value at end of
   period                                  $17.077          $15.330          $15.916          $14.236
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD TOTAL RETURN BOND HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $3.748           $3.560           $3.364           $2.972
  Accumulation Unit Value at end of
   period                                   $3.966           $3.748           $3.560           $3.364
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                8,968           10,198           11,937           12,889
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.529          $12.025          $11.485          $10.254
  Accumulation Unit Value at end of
   period                                  $13.121          $12.529          $12.025          $11.485
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                6                2                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD SMALL COMPANY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.828           $2.515           $2.463                -
  Accumulation Unit Value at end of
   period                                   $1.653           $2.828           $2.515                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,720              891               44                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD SMALL/MID CAP EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.785           $9.510                -                -
  Accumulation Unit Value at end of
   period                                   $5.118           $9.785                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   18                3                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD SMALLCAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.356           $1.403           $1.334           $1.140
  Accumulation Unit Value at end of
   period                                   $0.835           $1.356           $1.403           $1.334
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,103            1,345              833              300
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD STOCK HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $6.850           $6.573           $5.825           $5.211
  Accumulation Unit Value at end of
   period                                   $3.834           $6.850           $6.573           $5.825
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  243              286              169               51
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD TOTAL RETURN BOND HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $3.269           $3.174           $3.077           $3.066
  Accumulation Unit Value at end of
   period                                   $2.972           $3.269           $3.174           $3.077
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               13,359           12,395            6,762            1,443
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                                    APP II-7

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.191           $1.153           $1.129           $1.110
  Accumulation Unit Value at end of
   period                                   $1.215           $1.191           $1.153           $1.129
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               13,289           14,373           17,369           19,422
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.418          $10.201          $10.092          $10.024
  Accumulation Unit Value at end of
   period                                  $10.521          $10.418          $10.201          $10.092
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8               18                4                -
HARTFORD VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.240           $1.285           $1.139           $0.931
  Accumulation Unit Value at end of
   period                                   $1.428           $1.240           $1.285           $1.139
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,922            5,205            5,730            4,321
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.308          $13.939          $12.482          $10.305
  Accumulation Unit Value at end of
   period                                  $15.162          $13.308          $13.939          $12.482
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                4                2                -
INVESCO VAN KAMPEN V.I. AMERICAN VALUE
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.937          $13.038          $10.843           $7.917
  Accumulation Unit Value at end of
   period                                  $14.906          $12.937          $13.038          $10.843
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   64               62               81               78
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.714          $17.022          $14.306          $10.556
  Accumulation Unit Value at end of
   period                                  $19.056          $16.714          $17.022          $14.306
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
INVESCO VAN KAMPEN V.I. COMSTOCK FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.243          $14.785          $12.985          $10.276
  Accumulation Unit Value at end of
   period                                  $16.670          $14.243          $14.785          $12.985
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  259              332              359              403
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.102          $14.793          $13.129          $10.499
  Accumulation Unit Value at end of
   period                                  $16.333          $14.102          $14.793          $13.129
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                1                1                -
INVESCO VAN KAMPEN V.I. GROWTH AND
 INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.818          $15.405          $13.953          $11.424
  Accumulation Unit Value at end of
   period                                  $16.675          $14.818          $15.405          $13.953
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  191              234              256              276
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.013          $13.672          $12.513          $10.353
  Accumulation Unit Value at end of
   period                                  $14.491          $13.013          $13.672          $12.513
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.135           $1.105           $1.080           $1.081
  Accumulation Unit Value at end of
   period                                   $1.110           $1.135           $1.105           $1.080
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               20,225           18,579            9,068            1,727
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.433           $1.337           $1.115           $1.037
  Accumulation Unit Value at end of
   period                                   $0.931           $1.433           $1.337           $1.115
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,669            2,425              167               81
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
INVESCO VAN KAMPEN V.I. AMERICAN VALUE
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.734          $12.952          $10.911           $9.630
  Accumulation Unit Value at end of
   period                                   $7.917          $13.734          $12.952          $10.911
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   84               69               31                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
INVESCO VAN KAMPEN V.I. COMSTOCK FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $16.264          $16.920          $14.816          $14.064
  Accumulation Unit Value at end of
   period                                  $10.276          $16.264          $16.920          $14.816
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  435              466              298               65
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
INVESCO VAN KAMPEN V.I. GROWTH AND
 INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $17.123          $16.971          $14.870          $13.596
  Accumulation Unit Value at end of
   period                                  $11.424          $17.123          $16.971          $14.870
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  295              270               67               13
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-8

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
LORD ABBETT BOND-DEBENTURE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.621          $13.260          $11.996           $9.076
  Accumulation Unit Value at end of
   period                                  $15.085          $13.621          $13.260          $11.996
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  370              416              435              451
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.273          $15.024          $13.736          $10.502
  Accumulation Unit Value at end of
   period                                  $16.738          $15.273          $15.024          $13.736
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                -                -
LORD ABBETT CALIBRATED DIVIDEND GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.482          $11.644          $10.310           $8.489
  Accumulation Unit Value at end of
   period                                  $12.707          $11.482          $11.644          $10.310
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   36               49               50               61
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.645          $13.984          $12.512          $10.411
  Accumulation Unit Value at end of
   period                                  $14.944          $13.645          $13.984          $12.512
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT CLASSIC STOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.860          $12.014          $10.697           $8.661
  Accumulation Unit Value at end of
   period                                  $12.300          $10.860          $12.014          $10.697
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   54               64               86               86
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.297          $13.748          $12.371          $10.122
  Accumulation Unit Value at end of
   period                                  $13.783          $12.297          $13.748          $12.371
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT FUNDAMENTAL EQUITY
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.965          $12.729          $10.867           $8.765
  Accumulation Unit Value at end of
   period                                  $13.021          $11.965          $12.729          $10.867
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  120              135               86              103
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.746          $14.779          $12.750          $10.393
  Accumulation Unit Value at end of
   period                                  $14.803          $13.746          $14.779          $12.750
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                1                -                -
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.369          $10.136           $8.772           $7.497
  Accumulation Unit Value at end of
   period                                  $10.334           $9.369          $10.136           $8.772
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,001            1,206            1,394            1,500
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.521          $13.689          $11.972          $10.340
  Accumulation Unit Value at end of
   period                                  $13.667          $12.521          $13.689          $11.972
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
LORD ABBETT BOND-DEBENTURE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.183          $10.702           $9.946           $9.561
  Accumulation Unit Value at end of
   period                                   $9.076          $11.183          $10.702           $9.946
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  396              283              114               10
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT CALIBRATED DIVIDEND GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.687          $11.511          $10.211           $9.642
  Accumulation Unit Value at end of
   period                                   $8.489          $11.687          $11.511          $10.211
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   59               47               34                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT CLASSIC STOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.807          $11.758          $10.581          $10.000
  Accumulation Unit Value at end of
   period                                   $8.661          $12.807          $11.758          $10.581
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   66               43               28                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT FUNDAMENTAL EQUITY
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.486          $11.889          $10.538           $9.508
  Accumulation Unit Value at end of
   period                                   $8.765          $12.486          $11.889          $10.538
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  111               91               51               10
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.982          $11.770          $10.198           $9.583
  Accumulation Unit Value at end of
   period                                   $7.497          $11.982          $11.770          $10.198
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,672            1,421              600               30
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                                    APP II-9

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION
 FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.889          $10.189           $9.486           $6.686
  Accumulation Unit Value at end of
   period                                  $11.076           $9.889          $10.189           $9.486
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  441              555              653              716
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.707          $15.313          $14.407          $10.262
  Accumulation Unit Value at end of
   period                                  $16.300          $14.707          $15.313          $14.407
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                1                -
OPPENHEIMER GLOBAL SECURITIES FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.392          $12.655          $11.114           $8.104
  Accumulation Unit Value at end of
   period                                  $13.561          $11.392          $12.655          $11.114
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,252            1,496            1,740            1,882
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.501          $16.279          $14.447          $10.646
  Accumulation Unit Value at end of
   period                                  $17.081          $14.501          $16.279          $14.447
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                1                -                -
OPPENHEIMER MAIN STREET FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.252          $10.451           $9.168           $7.278
  Accumulation Unit Value at end of
   period                                  $11.766          $10.252          $10.451           $9.168
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   56               65               82               89
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.197          $14.624          $12.965          $10.401
  Accumulation Unit Value at end of
   period                                  $16.122          $14.197          $14.624          $12.965
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
OPPENHEIMER MAIN STREET SMALL- & MID-
 CAP FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.406          $11.873           $9.804           $7.278
  Accumulation Unit Value at end of
   period                                  $13.209          $11.406          $11.873           $9.804
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  461              571              655              729
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.394          $17.245          $14.391          $10.795
  Accumulation Unit Value at end of
   period                                  $18.787          $16.394          $17.245          $14.391
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                1                1                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION
 FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.504          $11.159          $10.530           $9.696
  Accumulation Unit Value at end of
   period                                   $6.686          $12.504          $11.159          $10.530
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  781              539              254               44
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
OPPENHEIMER GLOBAL SECURITIES FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.801          $13.219          $11.445           $9.607
  Accumulation Unit Value at end of
   period                                   $8.104          $13.801          $13.219          $11.445
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,069            1,829              771               42
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
OPPENHEIMER MAIN STREET FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.051          $11.757          $10.410           $9.592
  Accumulation Unit Value at end of
   period                                   $7.278          $12.051          $11.757          $10.410
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   82               79               56                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
OPPENHEIMER MAIN STREET SMALL- & MID-
 CAP FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.929          $12.292          $10.893           $9.300
  Accumulation Unit Value at end of
   period                                   $7.278          $11.929          $12.292          $10.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  818              767              425               69
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-10

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL & MID-CAP GROWTH
 FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.415           $9.488           $7.582           $5.825
  Accumulation Unit Value at end of
   period                                  $10.764           $9.415           $9.488           $7.582
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   57               66               41               37
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.213          $16.510          $13.332          $10.351
  Accumulation Unit Value at end of
   period                                  $18.342          $16.213          $16.510          $13.332
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT DIVERSIFIED INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $19.920          $20.903          $18.852          $12.330
  Accumulation Unit Value at end of
   period                                  $21.863          $19.920          $20.903          $18.852
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  232              283              296              290
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.334          $17.322          $15.786          $10.434
  Accumulation Unit Value at end of
   period                                  $17.741          $16.334          $17.322          $15.786
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    5                5                -                -
PUTNAM VT EQUITY INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.553          $14.509          $13.092          $10.438
  Accumulation Unit Value at end of
   period                                  $17.086          $14.553          $14.509          $13.092
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   37               39               42               48
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.087          $14.193          $12.942          $10.427
  Accumulation Unit Value at end of
   period                                  $16.367          $14.087          $14.193          $12.942
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GEORGE PUTNAM BALANCED FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.564          $10.445           $9.577           $7.746
  Accumulation Unit Value at end of
   period                                  $11.699          $10.564          $10.445           $9.577
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   35               46               39               40
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.660          $13.649          $12.646          $10.337
  Accumulation Unit Value at end of
   period                                  $14.970          $13.660          $13.649          $12.646
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $35.664          $36.392          $32.243          $24.232
  Accumulation Unit Value at end of
   period                                  $40.082          $35.664          $36.392          $32.243
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   13               18               16               11
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.895          $15.360          $13.752          $10.444
  Accumulation Unit Value at end of
   period                                  $16.566          $14.895          $15.360          $13.752
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
OPPENHEIMER SMALL & MID-CAP GROWTH
 FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.654          $11.168          $11.049           $9.483
  Accumulation Unit Value at end of
   period                                   $5.825          $11.654          $11.168          $11.049
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   43               29               15                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT DIVERSIFIED INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $18.109          $17.671          $16.893          $16.626
  Accumulation Unit Value at end of
   period                                  $12.330          $18.109          $17.671          $16.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  210              228              114               15
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT EQUITY INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GEORGE PUTNAM BALANCED FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.278          $13.365          $12.134          $11.639
  Accumulation Unit Value at end of
   period                                   $7.746          $13.278          $13.365          $12.134
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   41               27                8                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $36.928          $36.452          $32.820          $30.837
  Accumulation Unit Value at end of
   period                                  $24.232          $36.928          $36.452          $32.820
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   12                7                4                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                                   APP II-11

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $43.524          $46.379          $41.203          $32.252
  Accumulation Unit Value at end of
   period                                  $51.031          $43.524          $46.379          $41.203
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                8                8                8
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.405          $14.436          $12.960          $10.252
  Accumulation Unit Value at end of
   period                                  $15.553          $13.405          $14.436          $12.960
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INTERNATIONAL EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.329          $18.752          $17.318          $14.119
  Accumulation Unit Value at end of
   period                                  $18.392          $15.329          $18.752          $17.318
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  259              308              322              350
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.239          $13.894          $12.967          $10.684
  Accumulation Unit Value at end of
   period                                  $13.344          $11.239          $13.894          $12.967
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                1                1                -
PUTNAM VT INTERNATIONAL VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.752           $6.780           $6.431           $5.178
  Accumulation Unit Value at end of
   period                                   $6.890           $5.752           $6.780           $6.431
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   17               24               12                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.563          $13.772          $13.201          $10.742
  Accumulation Unit Value at end of
   period                                  $13.704          $11.563          $13.772          $13.201
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INVESTORS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.581           $8.716           $7.774           $6.038
  Accumulation Unit Value at end of
   period                                   $9.866           $8.581           $8.716           $7.774
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  396              531              592              651
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.017          $14.388          $12.969          $10.179
  Accumulation Unit Value at end of
   period                                  $15.948          $14.017          $14.388          $12.969
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT MULTI-CAP GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.562          $12.378          $10.727                -
  Accumulation Unit Value at end of
   period                                  $13.286          $11.562          $12.378                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                3                2                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.400          $12.333          $10.719                -
  Accumulation Unit Value at end of
   period                                  $12.963          $11.400          $12.333                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $53.461          $57.815          $50.684          $47.143
  Accumulation Unit Value at end of
   period                                  $32.252          $53.461          $57.815          $50.684
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    9                8                2                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INTERNATIONAL EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $25.598          $24.003          $19.096          $16.749
  Accumulation Unit Value at end of
   period                                  $14.119          $25.598          $24.003          $19.096
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  410              375              241               53
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INTERNATIONAL VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.748           $9.864                -                -
  Accumulation Unit Value at end of
   period                                   $5.178           $9.748                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    4                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INVESTORS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.150          $10.876           $9.700           $8.601
  Accumulation Unit Value at end of
   period                                   $6.038          $10.150          $10.876           $9.700
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  759              341               25                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT MULTI-CAP GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-12

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $20.208          $21.552          $17.383          $13.429
  Accumulation Unit Value at end of
   period                                  $23.365          $20.208          $21.552          $17.383
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  128              153              182              205
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.605          $16.819          $13.709          $10.702
  Accumulation Unit Value at end of
   period                                  $17.855          $15.605          $16.819          $13.709
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT VOYAGER FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $53.775          $66.516          $55.951          $34.689
  Accumulation Unit Value at end of
   period                                  $60.452          $53.775          $66.516          $55.951
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    4                7                7                7
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.773          $19.716          $16.760          $10.500
  Accumulation Unit Value at end of
   period                                  $17.546          $15.773          $19.716          $16.760
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
UIF EMERGING MARKETS EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.098          $18.763          $16.029           $9.574
  Accumulation Unit Value at end of
   period                                  $17.806          $15.098          $18.763          $16.029
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  165              203              183              177
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.313          $20.487          $17.686          $10.675
  Accumulation Unit Value at end of
   period                                  $19.038          $16.313          $20.487          $17.686
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                1                -                -
UIF MID CAP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.656          $16.044          $12.325           $7.958
  Accumulation Unit Value at end of
   period                                  $15.648          $14.656          $16.044          $12.325
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   96              119              139              139
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $18.343          $20.291          $15.752          $10.278
  Accumulation Unit Value at end of
   period                                  $19.380          $18.343          $20.291          $15.752
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT DISCOVERY
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.216          $15.397          $11.542           $8.359
  Accumulation Unit Value at end of
   period                                  $17.631          $15.216          $15.397          $11.542
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.998          $18.403          $13.942          $10.203
  Accumulation Unit Value at end of
   period                                  $20.636          $17.998          $18.403          $13.942
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
PUTNAM VT SMALL CAP VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $22.504          $26.199          $22.697          $19.908
  Accumulation Unit Value at end of
   period                                  $13.429          $22.504          $26.199          $22.697
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  234              242              149               20
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT VOYAGER FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $55.979          $53.906          $51.952          $46.089
  Accumulation Unit Value at end of
   period                                  $34.689          $55.979          $53.906          $51.952
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                2                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
UIF EMERGING MARKETS EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $22.490          $16.270          $12.052           $9.032
  Accumulation Unit Value at end of
   period                                   $9.574          $22.490          $16.270          $12.052
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  159              168               75               13
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
UIF MID CAP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.205          $12.601          $11.732           $9.494
  Accumulation Unit Value at end of
   period                                   $7.958          $15.205          $12.601          $11.732
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  130               96               29                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT DISCOVERY
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.265          $12.681          $11.239          $10.522
  Accumulation Unit Value at end of
   period                                   $8.359          $15.265          $12.681          $11.239
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                                   APP II-13

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INDEX ASSET
 ALLOCATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.279           $1.220           $1.095           $0.963
  Accumulation Unit Value at end of
   period                                   $1.423           $1.279           $1.220           $1.095
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.408          $12.930          $11.720          $10.423
  Accumulation Unit Value at end of
   period                                  $14.760          $13.408          $12.930          $11.720
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT INTERNATIONAL
 EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.437          $12.177          $10.085                -
  Accumulation Unit Value at end of
   period                                  $11.656          $10.437          $12.177                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.271          $12.111          $10.078                -
  Accumulation Unit Value at end of
   period                                  $11.351          $10.271          $12.111                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT OPPORTUNITY
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.191          $13.111          $10.765           $7.404
  Accumulation Unit Value at end of
   period                                  $13.860          $12.191          $13.111          $10.765
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.500          $17.933          $14.880          $10.342
  Accumulation Unit Value at end of
   period                                  $18.563          $16.500          $17.933          $14.880
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT SMALL CAP
 GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.580           $1.682           $1.348           $0.898
  Accumulation Unit Value at end of
   period                                   $1.677           $1.580           $1.682           $1.348
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $18.380          $19.783          $16.024          $10.779
  Accumulation Unit Value at end of
   period                                  $19.308          $18.380          $19.783          $16.024
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
WELLS FARGO ADVANTAGE VT INDEX ASSET
 ALLOCATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.381           $1.304           $1.182           $1.113
  Accumulation Unit Value at end of
   period                                   $0.963           $1.381           $1.304           $1.182
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT INTERNATIONAL
 EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT OPPORTUNITY
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.560          $11.969          $10.837          $10.327
  Accumulation Unit Value at end of
   period                                   $7.404          $12.560          $11.969          $10.837
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT SMALL CAP
 GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.557           $1.390           $1.151           $0.962
  Accumulation Unit Value at end of
   period                                   $0.898           $1.557           $1.390           $1.151
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-14

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP
 VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.183          $13.349          $11.569           $7.339
  Accumulation Unit Value at end of
   period                                  $13.668          $12.183          $13.349          $11.569
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.865          $18.675          $16.354          $10.484
  Accumulation Unit Value at end of
   period                                  $18.723          $16.865          $18.675          $16.354
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT TOTAL RETURN
 BOND FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.528           $1.433           $1.361           $1.234
  Accumulation Unit Value at end of
   period                                   $1.596           $1.528           $1.433           $1.361
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.424          $11.777          $11.297          $10.355
  Accumulation Unit Value at end of
   period                                  $12.838          $12.424          $11.777          $11.297
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
WELLS FARGO ADVANTAGE VT SMALL CAP
 VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.448          $13.761          $12.083          $10.823
  Accumulation Unit Value at end of
   period                                   $7.339          $13.448          $13.761          $12.083
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT TOTAL RETURN
 BOND FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.225           $1.172           $1.147           $1.145
  Accumulation Unit Value at end of
   period                                   $1.234           $1.225           $1.172           $1.147
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -



HARTFORD LIFE AND ANNUITY INSURANCE COMPANY



                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH
 STRATEGY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.748          $11.266          $10.379           $8.474
  Accumulation Unit Value at end of
   period                                  $11.992          $10.748          $11.266          $10.379
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,091            1,416            1,815            2,221
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.907          $13.671          $12.728          $10.502
  Accumulation Unit Value at end of
   period                                  $14.251          $12.907          $13.671          $12.728
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -               13                -                -
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $6.627           $8.021           $7.238           $5.282
  Accumulation Unit Value at end of
   period                                   $7.516           $6.627           $8.021           $7.238
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  345              497              575              613
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.042          $15.952          $14.546          $10.728
  Accumulation Unit Value at end of
   period                                  $14.637          $13.042          $15.952          $14.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH
 STRATEGY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.337          $11.910          $10.638           $9.737
  Accumulation Unit Value at end of
   period                                   $8.474          $12.337          $11.910          $10.638
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,561            1,977              838              136
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.517          $10.365                -                -
  Accumulation Unit Value at end of
   period                                   $5.282          $10.517                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  518               35                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                                   APP II-15

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $7.545           $9.517           $9.272           $7.012
  Accumulation Unit Value at end of
   period                                   $8.479           $7.545           $9.517           $9.272
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,134            4,896            5,216            5,545
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.059          $14.096          $13.878          $10.606
  Accumulation Unit Value at end of
   period                                  $12.298          $11.059          $14.096          $13.878
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   13               12                3                -
ALLIANCEBERNSTEIN VPS SMALL/MID CAP
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.778          $13.098          $10.514           $7.488
  Accumulation Unit Value at end of
   period                                  $13.733          $11.778          $13.098          $10.514
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  474              602              724              656
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.637          $18.696          $15.165          $10.916
  Accumulation Unit Value at end of
   period                                  $19.195          $16.637          $18.696          $15.165
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.302           $8.767           $7.995           $6.712
  Accumulation Unit Value at end of
   period                                   $9.440           $8.302           $8.767           $7.995
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,881            2,572            3,029            3,181
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.482          $13.320          $12.276          $10.415
  Accumulation Unit Value at end of
   period                                  $14.045          $12.482          $13.320          $12.276
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8                7                3                -
FIDELITY VIP CONTRAFUND PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.863          $12.399          $10.775           $8.082
  Accumulation Unit Value at end of
   period                                  $13.559          $11.863          $12.399          $10.775
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,252            7,895            9,871           11,211
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.523          $15.341          $13.472          $10.212
  Accumulation Unit Value at end of
   period                                  $16.427          $14.523          $15.341          $13.472
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                7                2                -
FIDELITY VIP DYNAMIC CAPITAL
 APPRECIATION PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.183           $8.552           $7.365           $5.511
  Accumulation Unit Value at end of
   period                                   $9.845           $8.183           $8.552           $7.365
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   59               55               58               41
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.179          $16.030          $13.951          $10.550
  Accumulation Unit Value at end of
   period                                  $18.071          $15.179          $16.030          $13.951
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.252          $14.678          $11.038           $9.315
  Accumulation Unit Value at end of
   period                                   $7.012          $15.252          $14.678          $11.038
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,259            5,796            3,145              706
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS SMALL/MID CAP
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.843          $11.853          $10.546           $9.413
  Accumulation Unit Value at end of
   period                                   $7.488          $11.843          $11.853          $10.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  795              878              369               83
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.562          $12.259          $10.293           $9.626
  Accumulation Unit Value at end of
   period                                   $6.712          $11.562          $12.259          $10.293
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,363            2,773            1,530              395
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP CONTRAFUND PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.331          $12.414          $11.320           $9.562
  Accumulation Unit Value at end of
   period                                   $8.082          $14.331          $12.414          $11.320
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               12,634           11,162            5,354              748
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP DYNAMIC CAPITAL
 APPRECIATION PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.548           $9.642                -                -
  Accumulation Unit Value at end of
   period                                   $5.511           $9.548                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   28                4                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-16

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.838           $9.932           $8.782           $6.870
  Accumulation Unit Value at end of
   period                                  $11.333           $9.838           $9.932           $8.782
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,583            2,074            2,482            2,721
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.217          $14.504          $12.960          $10.246
  Accumulation Unit Value at end of
   period                                  $16.207          $14.217          $14.504          $12.960
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                5                1                -
FIDELITY VIP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.879          $11.058           $9.072           $7.204
  Accumulation Unit Value at end of
   period                                  $12.249          $10.879          $11.058           $9.072
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  903              747              891            1,007
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.739          $15.140          $12.551          $10.072
  Accumulation Unit Value at end of
   period                                  $16.421          $14.739          $15.140          $12.551
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                3                -                -
FIDELITY VIP MID CAP PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.733          $14.513          $11.470           $8.340
  Accumulation Unit Value at end of
   period                                  $14.355          $12.733          $14.513          $11.470
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,563            1,984            2,421            2,613
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.525          $17.883          $14.282          $10.494
  Accumulation Unit Value at end of
   period                                  $17.321          $15.525          $17.883          $14.282
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    5                6                4                -
FIDELITY VIP VALUE STRATEGIES
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.168          $11.359           $9.136           $5.907
  Accumulation Unit Value at end of
   period                                  $12.715          $10.168          $11.359           $9.136
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  225              187              272              296
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.912          $20.221          $16.435          $10.739
  Accumulation Unit Value at end of
   period                                  $22.165          $17.912          $20.221          $16.435
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD BALANCED HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.126           $5.114           $4.634           $3.614
  Accumulation Unit Value at end of
   period                                   $5.651           $5.126           $5.114           $4.634
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,400            1,625            1,892            1,799
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.233          $14.349          $13.139          $10.356
  Accumulation Unit Value at end of
   period                                  $15.527          $14.233          $14.349          $13.139
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                3                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.208          $12.249          $10.378           $9.543
  Accumulation Unit Value at end of
   period                                   $6.870          $12.208          $12.249          $10.378
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,956            2,463            1,476              397
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.892          $11.145          $10.627           $9.553
  Accumulation Unit Value at end of
   period                                   $7.204          $13.892          $11.145          $10.627
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,136            1,140              547               70
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP MID CAP PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.032          $12.362          $11.176           $9.318
  Accumulation Unit Value at end of
   period                                   $8.340          $14.032          $12.362          $11.176
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,667            2,559            1,641              413
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP VALUE STRATEGIES
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.322          $11.874          $10.401           $8.953
  Accumulation Unit Value at end of
   period                                   $5.907          $12.322          $11.874          $10.401
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  291              310               65               16
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD BALANCED HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.372           $5.119           $4.699           $4.355
  Accumulation Unit Value at end of
   period                                   $3.614           $5.372           $5.119           $4.699
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,813            1,621            1,207              380
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                                   APP II-17

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.584          $12.140          $10.588           $7.386
  Accumulation Unit Value at end of
   period                                  $12.327          $10.584          $12.140          $10.588
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,058            1,404            1,743            1,492
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.495          $16.801          $14.808          $10.439
  Accumulation Unit Value at end of
   period                                  $16.705          $14.495          $16.801          $14.808
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                6                1                -
HARTFORD DISCIPLINED EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.267           $1.272           $1.134           $0.917
  Accumulation Unit Value at end of
   period                                   $1.466           $1.267           $1.272           $1.134
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               34,097           41,926           54,187           63,590
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.952          $14.164          $12.753          $10.422
  Accumulation Unit Value at end of
   period                                  $15.982          $13.952          $14.164          $12.753
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   28               19                2                -
HARTFORD DIVIDEND AND GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $3.688           $3.698           $3.320           $2.706
  Accumulation Unit Value at end of
   period                                   $4.122           $3.688           $3.698           $3.320
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               20,335           25,103           28,731           31,727
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.654          $13.839          $12.552          $10.338
  Accumulation Unit Value at end of
   period                                  $15.104          $13.654          $13.839          $12.552
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   24               19                6                -
HARTFORD GLOBAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.511           $1.783           $1.586           $1.188
  Accumulation Unit Value at end of
   period                                   $1.835           $1.511           $1.783           $1.586
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  852            1,063            1,522            1,875
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.983          $15.482          $13.915          $10.534
  Accumulation Unit Value at end of
   period                                  $15.603          $12.983          $15.482          $13.915
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                1                -                -
HARTFORD GLOBAL RESEARCH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.768           $9.821           $8.602           $6.150
  Accumulation Unit Value at end of
   period                                  $10.216           $8.768           $9.821           $8.602
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   32               29               28               64
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.471          $16.381          $14.499          $10.476
  Accumulation Unit Value at end of
   period                                  $16.685          $14.471          $16.381          $14.499
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $7.517                -                -                -
  Accumulation Unit Value at end of
   period                                   $7.386                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  199                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD DISCIPLINED EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.485           $1.393           $1.259           $1.157
  Accumulation Unit Value at end of
   period                                   $0.917           $1.485           $1.393           $1.259
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               69,767           81,084           55,296           12,076
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD DIVIDEND AND GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $4.069           $3.819           $3.224           $3.001
  Accumulation Unit Value at end of
   period                                   $2.706           $4.069           $3.819           $3.224
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               34,462           30,091           13,978            2,160
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GLOBAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.539           $2.064           $1.837           $1.628
  Accumulation Unit Value at end of
   period                                   $1.188           $2.539           $2.064           $1.837
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,030            2,183            1,154              292
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GLOBAL RESEARCH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.478                -                -                -
  Accumulation Unit Value at end of
   period                                   $6.150                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    9                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-18

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.203           $1.343           $1.143           $0.865
  Accumulation Unit Value at end of
   period                                   $1.402           $1.203           $1.343           $1.143
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,535            6,641            7,846            5,030
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.014          $15.805          $13.596          $10.400
  Accumulation Unit Value at end of
   period                                  $16.161          $14.014          $15.805          $13.596
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.426           $1.590           $1.374           $1.077
  Accumulation Unit Value at end of
   period                                   $1.780           $1.426           $1.590           $1.374
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                9,995           12,951           15,691           19,293
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.518          $15.232          $13.304          $10.541
  Accumulation Unit Value at end of
   period                                  $16.700          $13.518          $15.232          $13.304
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                -                -                -
HARTFORD HIGH YIELD HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.804           $1.751           $1.532           $1.035
  Accumulation Unit Value at end of
   period                                   $2.030           $1.804           $1.751           $1.532
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               10,367           11,999           13,633           11,023
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.546          $17.209          $15.214          $10.383
  Accumulation Unit Value at end of
   period                                  $19.533          $17.546          $17.209          $15.214
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    5                5                4                -
HARTFORD INDEX HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $4.744           $4.735           $4.193           $3.378
  Accumulation Unit Value at end of
   period                                   $5.398           $4.744           $4.735           $4.193
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,934            1,086            1,235            1,096
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.845          $13.964          $12.497          $10.173
  Accumulation Unit Value at end of
   period                                  $15.590          $13.845          $13.964          $12.497
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.246           $2.653           $2.354           $1.793
  Accumulation Unit Value at end of
   period                                   $2.657           $2.246           $2.653           $2.354
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               11,132           14,800           17,621           12,744
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.982          $15.496          $13.899          $10.694
  Accumulation Unit Value at end of
   period                                  $15.196          $12.982          $15.496          $13.899
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   13                9                1                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.510           $1.314           $1.277           $1.135
  Accumulation Unit Value at end of
   period                                   $0.865           $1.510           $1.314           $1.277
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                5,664            4,802            2,764              992
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.014           $1.579           $1.432           $1.148
  Accumulation Unit Value at end of
   period                                   $1.077           $2.014           $1.579           $1.432
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               21,437           16,275            6,715            1,702
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD HIGH YIELD HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.406           $1.390           $1.270           $1.220
  Accumulation Unit Value at end of
   period                                   $1.035           $1.406           $1.390           $1.270
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,480            7,498            3,969              846
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD INDEX HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.458           $5.272           $4.640           $4.321
  Accumulation Unit Value at end of
   period                                   $3.378           $5.458           $5.272           $4.640
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  814            1,315              670               99
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $3.154           $2.515           $2.053           $1.761
  Accumulation Unit Value at end of
   period                                   $1.793           $3.154           $2.515           $2.053
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               13,685           12,333            7,858            1,782
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                                   APP II-19

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD MIDCAP VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.052          $12.281          $10.268                -
  Accumulation Unit Value at end of
   period                                  $13.590          $11.052          $12.281                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   88               88               94                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.877          $12.214          $10.258                -
  Accumulation Unit Value at end of
   period                                  $13.235          $10.877          $12.214                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                3                -                -
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.929           $1.960           $1.992           $2.023
  Accumulation Unit Value at end of
   period                                   $1.898           $1.929           $1.960           $1.992
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               18,418           24,443           23,576           33,252
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.223           $9.471           $9.725           $9.979
  Accumulation Unit Value at end of
   period                                   $8.982           $9.223           $9.471           $9.725
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   26                2                1                -
HARTFORD SMALL COMPANY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.443           $2.569           $2.103           $1.653
  Accumulation Unit Value at end of
   period                                   $2.781           $2.443           $2.569           $2.103
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,746            5,919            6,964            6,535
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.973          $15.910          $13.161          $10.453
  Accumulation Unit Value at end of
   period                                  $16.862          $14.973          $15.910          $13.161
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                1                1                -
HARTFORD SMALL/MID CAP EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.974           $9.223           $7.448           $5.118
  Accumulation Unit Value at end of
   period                                  $10.233           $8.974           $9.223           $7.448
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  637              220              286              297
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.512          $18.189          $14.843          $10.307
  Accumulation Unit Value at end of
   period                                  $19.761          $17.512          $18.189          $14.843
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                -                -
HARTFORD SMALLCAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.492           $1.495           $1.112           $0.835
  Accumulation Unit Value at end of
   period                                   $1.724           $1.492           $1.495           $1.112
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,473            4,895            5,551            5,489
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $18.432          $18.662          $14.033          $10.643
  Accumulation Unit Value at end of
   period                                  $21.073          $18.432          $18.662          $14.033
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                6                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD MIDCAP VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.012           $1.948           $1.891           $1.871
  Accumulation Unit Value at end of
   period                                   $2.023           $2.012           $1.948           $1.891
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               53,528           13,113            6,472            2,184
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD SMALL COMPANY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.828           $2.515           $2.463                -
  Accumulation Unit Value at end of
   period                                   $1.653           $2.828           $2.515                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,696            3,981              401                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD SMALL/MID CAP EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.785           $9.510                -                -
  Accumulation Unit Value at end of
   period                                   $5.118           $9.785                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  111                3                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD SMALLCAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.356           $1.403           $1.334           $1.140
  Accumulation Unit Value at end of
   period                                   $0.835           $1.356           $1.403           $1.334
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,277            5,427            4,123            1,786
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-20

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD STOCK HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.872           $6.033           $5.340           $3.834
  Accumulation Unit Value at end of
   period                                   $6.610           $5.872           $6.033           $5.340
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  572              683            1,029            1,180
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.330          $15.916          $14.236          $10.329
  Accumulation Unit Value at end of
   period                                  $17.077          $15.330          $15.916          $14.236
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                -                -
HARTFORD TOTAL RETURN BOND HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $3.748           $3.560           $3.364           $2.972
  Accumulation Unit Value at end of
   period                                   $3.966           $3.748           $3.560           $3.364
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               30,810           36,946           42,157           45,854
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.529          $12.025          $11.485          $10.254
  Accumulation Unit Value at end of
   period                                  $13.121          $12.529          $12.025          $11.485
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   45               29               11                1
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.191           $1.153           $1.129           $1.110
  Accumulation Unit Value at end of
   period                                   $1.215           $1.191           $1.153           $1.129
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               41,704           46,604           56,375           62,485
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.418          $10.201          $10.092          $10.024
  Accumulation Unit Value at end of
   period                                  $10.521          $10.418          $10.201          $10.092
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   34                7                6                -
HARTFORD VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.240           $1.285           $1.139           $0.931
  Accumulation Unit Value at end of
   period                                   $1.428           $1.240           $1.285           $1.139
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               14,399           22,827           27,148           16,406
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.308          $13.939          $12.482          $10.305
  Accumulation Unit Value at end of
   period                                  $15.162          $13.308          $13.939          $12.482
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    5                4                3                -
INVESCO VAN KAMPEN V.I. AMERICAN VALUE
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.937          $13.038          $10.843           $7.917
  Accumulation Unit Value at end of
   period                                  $14.906          $12.937          $13.038          $10.843
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  199              234              302              314
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.714          $17.022          $14.306          $10.556
  Accumulation Unit Value at end of
   period                                  $19.056          $16.714          $17.022          $14.306
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD STOCK HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $6.850           $6.573           $5.825           $5.211
  Accumulation Unit Value at end of
   period                                   $3.834           $6.850           $6.573           $5.825
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,391            1,388              941              269
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD TOTAL RETURN BOND HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $3.269           $3.174           $3.077           $3.066
  Accumulation Unit Value at end of
   period                                   $2.972           $3.269           $3.174           $3.077
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               43,861           42,451           22,682            5,008
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.135           $1.105           $1.080           $1.081
  Accumulation Unit Value at end of
   period                                   $1.110           $1.135           $1.105           $1.080
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               68,363           60,999           29,837            6,100
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.433           $1.337           $1.115           $1.037
  Accumulation Unit Value at end of
   period                                   $0.931           $1.433           $1.337           $1.115
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               18,014           10,834            2,201              343
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
INVESCO VAN KAMPEN V.I. AMERICAN VALUE
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.734          $12.952          $10.911           $9.630
  Accumulation Unit Value at end of
   period                                   $7.917          $13.734          $12.952          $10.911
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  348              325              126               38
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                                   APP II-21

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.243          $14.785          $12.985          $10.276
  Accumulation Unit Value at end of
   period                                  $16.670          $14.243          $14.785          $12.985
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  783            1,031            1,260            1,375
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.102          $14.793          $13.129          $10.499
  Accumulation Unit Value at end of
   period                                  $16.333          $14.102          $14.793          $13.129
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    4                3                -                -
INVESCO VAN KAMPEN V.I. GROWTH AND
 INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.818          $15.405          $13.953          $11.424
  Accumulation Unit Value at end of
   period                                  $16.675          $14.818          $15.405          $13.953
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  566              695              836              966
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.013          $13.672          $12.513          $10.353
  Accumulation Unit Value at end of
   period                                  $14.491          $13.013          $13.672          $12.513
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT BOND-DEBENTURE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.621          $13.260          $11.996           $9.076
  Accumulation Unit Value at end of
   period                                  $15.085          $13.621          $13.260          $11.996
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,446            1,605            1,691            1,725
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.273          $15.024          $13.736          $10.502
  Accumulation Unit Value at end of
   period                                  $16.738          $15.273          $15.024          $13.736
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                1                1                -
LORD ABBETT CALIBRATED DIVIDEND GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.482          $11.644          $10.310           $8.489
  Accumulation Unit Value at end of
   period                                  $12.707          $11.482          $11.644          $10.310
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  114              139              152              182
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.645          $13.984          $12.512          $10.411
  Accumulation Unit Value at end of
   period                                  $14.944          $13.645          $13.984          $12.512
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT CLASSIC STOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.860          $12.014          $10.697           $8.661
  Accumulation Unit Value at end of
   period                                  $12.300          $10.860          $12.014          $10.697
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  204              292              326              321
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.297          $13.748          $12.371          $10.122
  Accumulation Unit Value at end of
   period                                  $13.783          $12.297          $13.748          $12.371
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                1                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $16.264          $16.920          $14.816          $14.064
  Accumulation Unit Value at end of
   period                                  $10.276          $16.264          $16.920          $14.816
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,562            1,751            1,167              329
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
INVESCO VAN KAMPEN V.I. GROWTH AND
 INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $17.123          $16.971          $14.870          $13.596
  Accumulation Unit Value at end of
   period                                  $11.424          $17.123          $16.971          $14.870
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,038              956              405               91
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT BOND-DEBENTURE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.183          $10.702           $9.946           $9.561
  Accumulation Unit Value at end of
   period                                   $9.076          $11.183          $10.702           $9.946
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,515            1,224              528               82
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT CALIBRATED DIVIDEND GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.687          $11.511          $10.211           $9.642
  Accumulation Unit Value at end of
   period                                   $8.489          $11.687          $11.511          $10.211
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  169              175               92               32
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT CLASSIC STOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.807          $11.758          $10.581          $10.000
  Accumulation Unit Value at end of
   period                                   $8.661          $12.807          $11.758          $10.581
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  411              151               79               16
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-22

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
LORD ABBETT FUNDAMENTAL EQUITY
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.965          $12.729          $10.867           $8.765
  Accumulation Unit Value at end of
   period                                  $13.021          $11.965          $12.729          $10.867
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  295              361              392              361
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.746          $14.779          $12.750          $10.393
  Accumulation Unit Value at end of
   period                                  $14.803          $13.746          $14.779          $12.750
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.369          $10.136           $8.772           $7.497
  Accumulation Unit Value at end of
   period                                  $10.334           $9.369          $10.136           $8.772
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,369            4,105            4,886            5,527
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.521          $13.689          $11.972          $10.340
  Accumulation Unit Value at end of
   period                                  $13.667          $12.521          $13.689          $11.972
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                6                1                -
OPPENHEIMER CAPITAL APPRECIATION
 FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.889          $10.189           $9.486           $6.686
  Accumulation Unit Value at end of
   period                                  $11.076           $9.889          $10.189           $9.486
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,415            1,965            2,368            2,536
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.707          $15.313          $14.407          $10.262
  Accumulation Unit Value at end of
   period                                  $16.300          $14.707          $15.313          $14.407
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   10               10                3                1
OPPENHEIMER GLOBAL SECURITIES FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.392          $12.655          $11.114           $8.104
  Accumulation Unit Value at end of
   period                                  $13.561          $11.392          $12.655          $11.114
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,769            4,674            5,688            6,438
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.501          $16.279          $14.447          $10.646
  Accumulation Unit Value at end of
   period                                  $17.081          $14.501          $16.279          $14.447
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    4                3                -                -
OPPENHEIMER MAIN STREET FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.252          $10.451           $9.168           $7.278
  Accumulation Unit Value at end of
   period                                  $11.766          $10.252          $10.451           $9.168
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  206              222              247              283
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.197          $14.624          $12.965          $10.401
  Accumulation Unit Value at end of
   period                                  $16.122          $14.197          $14.624          $12.965
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
LORD ABBETT FUNDAMENTAL EQUITY
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.486          $11.889          $10.538           $9.508
  Accumulation Unit Value at end of
   period                                   $8.765          $12.486          $11.889          $10.538
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  496              414              292               57
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.982          $11.770          $10.198           $9.583
  Accumulation Unit Value at end of
   period                                   $7.497          $11.982          $11.770          $10.198
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,188            5,787            2,448              183
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
OPPENHEIMER CAPITAL APPRECIATION
 FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.504          $11.159          $10.530           $9.696
  Accumulation Unit Value at end of
   period                                   $6.686          $12.504          $11.159          $10.530
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,816            2,064              973              216
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
OPPENHEIMER GLOBAL SECURITIES FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.801          $13.219          $11.445           $9.607
  Accumulation Unit Value at end of
   period                                   $8.104          $13.801          $13.219          $11.445
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,095            6,504            3,030              344
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
OPPENHEIMER MAIN STREET FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.051          $11.757          $10.410           $9.592
  Accumulation Unit Value at end of
   period                                   $7.278          $12.051          $11.757          $10.410
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  403              439              202               35
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                                   APP II-23

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-
 CAP FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.406          $11.873           $9.804           $7.278
  Accumulation Unit Value at end of
   period                                  $13.209          $11.406          $11.873           $9.804
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,690            2,651            3,047            3,405
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.394          $17.245          $14.391          $10.795
  Accumulation Unit Value at end of
   period                                  $18.787          $16.394          $17.245          $14.391
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                4                1                -
OPPENHEIMER SMALL & MID-CAP GROWTH
 FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.415           $9.488           $7.582           $5.825
  Accumulation Unit Value at end of
   period                                  $10.764           $9.415           $9.488           $7.582
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  165              186              143              111
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.213          $16.510          $13.332          $10.351
  Accumulation Unit Value at end of
   period                                  $18.342          $16.213          $16.510          $13.332
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                1                -                -
PUTNAM VT DIVERSIFIED INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $19.920          $20.903          $18.852          $12.330
  Accumulation Unit Value at end of
   period                                  $21.863          $19.920          $20.903          $18.852
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,506            1,049            1,271            1,667
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.334          $17.322          $15.786          $10.434
  Accumulation Unit Value at end of
   period                                  $17.741          $16.334          $17.322          $15.786
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                2                1
PUTNAM VT EQUITY INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.553          $14.509          $13.092          $10.438
  Accumulation Unit Value at end of
   period                                  $17.086          $14.553          $14.509          $13.092
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  178              183              186              171
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.087          $14.193          $12.942          $10.427
  Accumulation Unit Value at end of
   period                                  $16.367          $14.087          $14.193          $12.942
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-
 CAP FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.929          $12.292          $10.893           $9.300
  Accumulation Unit Value at end of
   period                                   $7.278          $11.929          $12.292          $10.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,795            3,542            2,022              320
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
OPPENHEIMER SMALL & MID-CAP GROWTH
 FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.654          $11.168          $11.049           $9.483
  Accumulation Unit Value at end of
   period                                   $5.825          $11.654          $11.168          $11.049
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  109               91               49                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT DIVERSIFIED INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $18.109          $17.671          $16.893          $16.626
  Accumulation Unit Value at end of
   period                                  $12.330          $18.109          $17.671          $16.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  939              917              366               90
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT EQUITY INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-24

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.564          $10.445           $9.577           $7.746
  Accumulation Unit Value at end of
   period                                  $11.699          $10.564          $10.445           $9.577
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  292              358              378              406
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.660          $13.649          $12.646          $10.337
  Accumulation Unit Value at end of
   period                                  $14.970          $13.660          $13.649          $12.646
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $35.664          $36.392          $32.243          $24.232
  Accumulation Unit Value at end of
   period                                  $40.082          $35.664          $36.392          $32.243
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  149              147              162              151
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.895          $15.360          $13.752          $10.444
  Accumulation Unit Value at end of
   period                                  $16.566          $14.895          $15.360          $13.752
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GROWTH AND INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $43.524          $46.379          $41.203          $32.252
  Accumulation Unit Value at end of
   period                                  $51.031          $43.524          $46.379          $41.203
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   25               33               37               39
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.405          $14.436          $12.960          $10.252
  Accumulation Unit Value at end of
   period                                  $15.553          $13.405          $14.436          $12.960
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INTERNATIONAL EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.329          $18.752          $17.318          $14.119
  Accumulation Unit Value at end of
   period                                  $18.392          $15.329          $18.752          $17.318
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  961            1,218            1,316            1,424
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.239          $13.894          $12.967          $10.684
  Accumulation Unit Value at end of
   period                                  $13.344          $11.239          $13.894          $12.967
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                7                1                -
PUTNAM VT INTERNATIONAL VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.752           $6.780           $6.431           $5.178
  Accumulation Unit Value at end of
   period                                   $6.890           $5.752           $6.780           $6.431
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   28               19               15               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.563          $13.772          $13.201          $10.742
  Accumulation Unit Value at end of
   period                                  $13.704          $11.563          $13.772          $13.201
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.278          $13.365          $12.134          $11.639
  Accumulation Unit Value at end of
   period                                   $7.746          $13.278          $13.365          $12.134
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  474              515              210               41
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $36.928          $36.452          $32.820          $30.837
  Accumulation Unit Value at end of
   period                                  $24.232          $36.928          $36.452          $32.820
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  171              164               85               18
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GROWTH AND INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $53.461          $57.815          $50.684          $47.143
  Accumulation Unit Value at end of
   period                                  $32.252          $53.461          $57.815          $50.684
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   41               37               18                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INTERNATIONAL EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $25.598          $24.003          $19.096          $16.749
  Accumulation Unit Value at end of
   period                                  $14.119          $25.598          $24.003          $19.096
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,619            1,496              970              222
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INTERNATIONAL VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.748           $9.864                -                -
  Accumulation Unit Value at end of
   period                                   $5.178           $9.748                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   21                1                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                                   APP II-25

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.581           $8.716           $7.774           $6.038
  Accumulation Unit Value at end of
   period                                   $9.866           $8.581           $8.716           $7.774
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,259            2,028            2,342            2,234
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.017          $14.388          $12.969          $10.179
  Accumulation Unit Value at end of
   period                                  $15.948          $14.017          $14.388          $12.969
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                3                3                -
PUTNAM VT MULTI-CAP GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.562          $12.378          $10.727                -
  Accumulation Unit Value at end of
   period                                  $13.286          $11.562          $12.378                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   31               40               51                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.400          $12.333          $10.719                -
  Accumulation Unit Value at end of
   period                                  $12.963          $11.400          $12.333                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT SMALL CAP VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $20.208          $21.552          $17.383          $13.429
  Accumulation Unit Value at end of
   period                                  $23.365          $20.208          $21.552          $17.383
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  707              653              831              961
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.605          $16.819          $13.709          $10.702
  Accumulation Unit Value at end of
   period                                  $17.855          $15.605          $16.819          $13.709
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                4                -                -
PUTNAM VT VOYAGER FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $53.775          $66.516          $55.951          $34.689
  Accumulation Unit Value at end of
   period                                  $60.452          $53.775          $66.516          $55.951
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   28              105               53               76
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.773          $19.716          $16.760          $10.500
  Accumulation Unit Value at end of
   period                                  $17.546          $15.773          $19.716          $16.760
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                2                -                -
UIF EMERGING MARKETS EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.098          $18.763          $16.029           $9.574
  Accumulation Unit Value at end of
   period                                  $17.806          $15.098          $18.763          $16.029
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  749              965            1,197            1,193
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.313          $20.487          $17.686          $10.675
  Accumulation Unit Value at end of
   period                                  $19.038          $16.313          $20.487          $17.686
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    4                4                1                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
PUTNAM VT INVESTORS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.150          $10.876           $9.700           $8.601
  Accumulation Unit Value at end of
   period                                   $6.038          $10.150          $10.876           $9.700
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,480            1,194              207               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT MULTI-CAP GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT SMALL CAP VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $22.504          $26.199          $22.697          $19.908
  Accumulation Unit Value at end of
   period                                  $13.429          $22.504          $26.199          $22.697
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,037            1,189              721              138
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT VOYAGER FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $55.979          $53.906          $51.952          $46.089
  Accumulation Unit Value at end of
   period                                  $34.689          $55.979          $53.906          $51.952
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8                7                6                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
UIF EMERGING MARKETS EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $22.490          $16.270          $12.052           $9.032
  Accumulation Unit Value at end of
   period                                   $9.574          $22.490          $16.270          $12.052
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,129              859              360              110
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

APP II-26

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
UIF MID CAP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.656          $16.044          $12.325           $7.958
  Accumulation Unit Value at end of
   period                                  $15.648          $14.656          $16.044          $12.325
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  356              752              730              639
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $18.343          $20.291          $15.752          $10.278
  Accumulation Unit Value at end of
   period                                  $19.380          $18.343          $20.291          $15.752
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                4                -                -
WELLS FARGO ADVANTAGE VT DISCOVERY
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.216          $15.397          $11.542           $8.359
  Accumulation Unit Value at end of
   period                                  $17.631          $15.216          $15.397          $11.542
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                3                3                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.998          $18.403          $13.942          $10.203
  Accumulation Unit Value at end of
   period                                  $20.636          $17.998          $18.403          $13.942
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT INDEX ASSET
 ALLOCATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.279           $1.220           $1.095           $0.963
  Accumulation Unit Value at end of
   period                                   $1.423           $1.279           $1.220           $1.095
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   11               21               21               21
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.408          $12.930          $11.720          $10.423
  Accumulation Unit Value at end of
   period                                  $14.760          $13.408          $12.930          $11.720
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT INTERNATIONAL
 EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.437          $12.177          $10.085                -
  Accumulation Unit Value at end of
   period                                  $11.656          $10.437          $12.177                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.271          $12.111          $10.078                -
  Accumulation Unit Value at end of
   period                                  $11.351          $10.271          $12.111                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
UIF MID CAP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.205          $12.601          $11.732           $9.494
  Accumulation Unit Value at end of
   period                                   $7.958          $15.205          $12.601          $11.732
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  770              400              135               21
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT DISCOVERY
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.265          $12.681          $11.239          $10.522
  Accumulation Unit Value at end of
   period                                   $8.359          $15.265          $12.681          $11.239
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                7                6                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT INDEX ASSET
 ALLOCATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.381           $1.304           $1.182           $1.113
  Accumulation Unit Value at end of
   period                                   $0.963           $1.381           $1.304           $1.182
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   21               21               21                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT INTERNATIONAL
 EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                                   APP II-27

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.191          $13.111          $10.765           $7.404
  Accumulation Unit Value at end of
   period                                  $13.860          $12.191          $13.111          $10.765
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1               19                1                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.500          $17.933          $14.880          $10.342
  Accumulation Unit Value at end of
   period                                  $18.563          $16.500          $17.933          $14.880
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT SMALL CAP
 GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.580           $1.682           $1.348           $0.898
  Accumulation Unit Value at end of
   period                                   $1.677           $1.580           $1.682           $1.348
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  108              194              272              284
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $18.380          $19.783          $16.024          $10.779
  Accumulation Unit Value at end of
   period                                  $19.308          $18.380          $19.783          $16.024
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT SMALL CAP
 VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.183          $13.349          $11.569           $7.339
  Accumulation Unit Value at end of
   period                                  $13.668          $12.183          $13.349          $11.569
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.865          $18.675          $16.354          $10.484
  Accumulation Unit Value at end of
   period                                  $18.723          $16.865          $18.675          $16.354
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT TOTAL RETURN
 BOND FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.528           $1.433           $1.361           $1.234
  Accumulation Unit Value at end of
   period                                   $1.596           $1.528           $1.433           $1.361
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   74              121              144              147
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.424          $11.777          $11.297          $10.355
  Accumulation Unit Value at end of
   period                                  $12.838          $12.424          $11.777          $11.297
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
WELLS FARGO ADVANTAGE VT OPPORTUNITY
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.560          $11.969          $10.837          $10.327
  Accumulation Unit Value at end of
   period                                   $7.404          $12.560          $11.969          $10.837
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                2                2                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT SMALL CAP
 GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.557           $1.390           $1.151           $0.962
  Accumulation Unit Value at end of
   period                                   $0.898           $1.557           $1.390           $1.151
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  357              371              400               93
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT SMALL CAP
 VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.448          $13.761          $12.083          $10.823
  Accumulation Unit Value at end of
   period                                   $7.339          $13.448          $13.761          $12.083
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT TOTAL RETURN
 BOND FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.225           $1.172           $1.147           $1.145
  Accumulation Unit Value at end of
   period                                   $1.234           $1.225           $1.172           $1.147
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  170              102              346               20
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                    APP A-1

--------------------------------------------------------------------------------

APPENDIX A - PRODUCT COMPARISON INFORMATION

In addition to the variable annuity Contract described in this prospectus, we offer other deferred individual variable annuities, each having different sales charges (if any), fees and investment options. The primary differences between the "Director M" and "Leaders" suites of variable annuities we currently offer generally relate to the investment options offered and mortality expense risk charges. We offer three contract variations that have a contingent deferred sales charge (these forms of contract are called "Outlook", "Plus" and our base contract (which does not have a separate marketing name, but is sometimes referred to in this prospectus as the "Core" version)), one contract version has a front end sales charge (called "Edge") and one contract version has no sales charge (called "Access"). We have not included information regarding our Edge Contract because it is offered through a very limited number of Financial Intermediaries.

Your Registered Representative can help you decide which contract variation may be appropriate for you based on your individual circumstances, time horizon, policy feature preferences and risk tolerance. You should consider these differences and discuss them with your Registered Representative to choose a variable annuity. Not all forms of contract are offered by all Financial Intermediaries. This Appendix does not constitute, and may not be used for the purposes of making, any offer or solicitation by anyone of any form of variable annuity other than as specifically provided in this prospectus.

Presented below are some, but certainly not all, of the differentiating features between our individual deferred variable annuities. The form of Contract you select will be identified on your application and the contract issued to you. Consider the investment objectives, risks, charges and expenses of an investment carefully before investing. Both the variable annuity product and underlying Fund prospectuses contain other information about variable annuities and investment options. Your Registered Representative can provide you with prospectuses or you can contact us to receive one. This and any of the other variable annuities referenced in this Appendix are underwritten and distributed by Hartford Securities Distribution Company, Inc. Member SIPC. Please read the prospectus carefully before investing.

I. KEY DIFFERENCES

              MINIMUM INITIAL
                  PREMIUM
                           NON-
          QUALIFIED      QUALIFIED
CONTRACT  CONTRACT       CONTRACT                           SALES CHARGE
----------------------------------------------------------------------------------------
ACCESS     $10,000        $2,000                                                 None
CORE       $1,000         $1,000    Year      1        2        3        4        5
                                    CDSC(2)  7%       7%       7%       6%       5%
OUTLOOK    $10,000        $2,000    Year      1        2        3        4       5+
                                    CDSC(2)  7%       6%       5%       4%       0%
PLUS       $10,000        $2,000    Year      1        2        3        4        5
                                    CDSC(2)  8%       8%       8%       8%       7%


                                          MORTALITY &                    MAXIMUM
                                          EXPENSE RISK     PAYMENT       UP-FRONT
CONTRACT           SALES CHARGE            CHARGE(1)     ENHANCEMENT    COMMISSION
--------  -------------------------------------------------------------------------
ACCESS                                       1.45%           No             2%
CORE       6        7       8+
          4%       3%       0%               0.95%           No             7%
OUTLOOK
                                             1.40%           No           5.75%
PLUS       6        7        8       9+
          6%       5%       4%       0%      1.40%         Yes(3)          6.5%

(1) Excluded fees include administrative charges (up to 0.20%), annual maintenance fees (applies to contracts with anniversary/surrender contract values less than $50,000), premium taxes (0 - 3.5%) and optional benefit fees.

APP A-2

--------------------------------------------------------------------------------

(2) Each Premium Payment has its own CDSC schedule. Only amounts invested for less than the requisite holding period are subject to a CDSC. When a CDSC is applicable, only Surrenders in excess of the Annual Withdrawal Amount
     (AWA) will be subject to a CDSC. After the AWA deduction, surrenders will then be taken first: from earnings, second: from Premium Payments not subject to a CDSC, third: from 10% of Premium Payments still subject to a CDSC, fourth: from Premium Payments subject to a CDSC on a first-in-first-out basis, and fifth: from Payment Enhancements for Plus contracts only. A CDSC will not exceed your total Premium Payments.

(3) We add an additional sum to your Account Value equal to 3% of the Premium Payment if cumulative Premium Payments are less than $50,000 or 4% of the Premium Payment if cumulative Premium Payments are more than $50,000. If a subsequent Premium Payment increases cumulative Premium Payments to $50,000 or more, we will credit an additional Payment Enhancement to your Account Value equal to 1% of your Premium Payments. Payment Enhancements will be allocated to the same Accounts and in the same proportion as your Premium Payment. The cost of providing Payment Enhancements is included in the higher Mortality and Expense Risk Charges. Payment Enhancements will be recaptured if you:

-   Cancel your Contract during any "Free Look" period.

- Annuitize your Contract, you will forfeit Payment Enhancements credited in the 24 months prior to the Annuity Commencement Date.

- Request a full or partial Surrender under the CDSC exemption applicable when you are a patient in a certified long-term care facility or other eligible facility.

THE FOLLOWING SURRENDERS ARE NOT SUBJECT TO A CDSC:

- Annual Withdrawal Amount - During the Contract Years when a CDSC applies, you may take partial Surrenders up to 10% of the total Premium Payments otherwise subject to a CDSC. If you do not take 10% one year, you may not take more than 10% the next year. These amounts are different for group unallocated Contracts and Contracts issued to a Charitable Remainder Trust.

- If you are a patient in a certified long-term care facility or other eligible facility - We will waive any CDSC for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

       - facility recognized as a general hospital by the proper authority of the state in which it is located or the Joint Commission on the Accreditation of Hospitals;

       -   facility certified as a hospital or long-term care facility; or

       - nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

- Exchanges - As an accommodation, we may, in our sole discretion, credit the time that you held an annuity previously issued by us against otherwise applicable CDSCs.

                    APP A-3

--------------------------------------------------------------------------------

  For this waiver to apply, you must:

       -   have owned the Contract continuously since it was issued,

       -   provide written proof of your eligibility satisfactory to us, and

       - request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.

  This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any CDSC applicable to any Premium Payments made while you are in an eligible facility or nursing home. This waiver may not be available in all states.

- Upon death of the Annuitant or any Contract Owner(s) - No CDSC will be deducted if the Annuitant or any Contract Owner(s) dies.

- Upon Annuitization - The CDSC is not deducted when you annuitize the Contract. However, we will charge a CDSC if the Contract is Surrendered during the CDSC period under an Annuity Payout Option which allows Surrenders.

- For Required Minimum Distributions - This allows Annuitants who are age 70 1/2 or older, with a Contract held under an IRA or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a CDSC for one year's required minimum distribution for that Contract Year. All requests for Required Minimum Distributions must be in writing.

- For substantially equal periodic payments - We will waive the CDSC if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59 1/2.

- Upon cancellation during the Right to Cancel Period - No CDSC will be deducted if you cancel your Contract during the Right to Cancel Period.

APP A-4

-------------------------------------------------------------------------------

II. INVESTMENT OPTIONS (STANDARD)


FUNDING OPTION             INVESTMENT OBJECTIVE SUMMARY  INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE
FUNDS
 Invesco V.I. American     Above-average total return    Invesco Advisers, Inc.
  Value Fund - Series II   over a market cycle of three
  (1)                      to five years by investing
                           in common stocks and other
                           equity securities
 Invesco V.I. Comstock     Seeks capital growth and      Invesco Advisers, Inc.
  Fund - Series II (2)     income through investments
                           in equity securities,
                           including common stocks,
                           preferred stocks and
                           securities convertible into
                           common and preferred stocks
 Invesco V.I. Growth and   Seeks to provide long-term    Invesco Advisers, Inc.
  Income Fund - Series II  growth of capital and income
  (3)                      primarily through
                           investments in common stocks
 Invesco V.I. Money        Seeks to provide current      Invesco Advisers, Inc.
  Market Fund - Series     income consistent with
  I*(4)                    preservation of capital and
                           liquidity
ALLIANCEBERNSTEIN
VARIABLE PRODUCTS SERIES
FUND, INC.
 AllianceBernstein VPS     Maximize total return         AllianceBernstein, L.P.
  Balanced Wealth          consistent with Adviser's
  Strategy Portfolio -     determination of reasonable
  Class B                  risk
 AllianceBernstein VPS     Seeks long-term growth of     AllianceBernstein, L.P.
  International Growth     capital
  Portfolio - Class B
 AllianceBernstein VPS     Seeks long-term growth of     AllianceBernstein, L.P.
  International Value      capital
  Portfolio - Class B
 AllianceBernstein VPS     Seeks long-term growth of     AllianceBernstein, L.P.
  Small/Mid Cap Value      capital
  Portfolio - Class B
 AllianceBernstein VPS     Seeks long-term growth of     AllianceBernstein, L.P.
  Value Portfolio - Class  capital
  B
FIDELITY VARIABLE
INSURANCE PRODUCTS FUNDS
 Fidelity(R) VIP           Seeks long-term capital       Fidelity Management & Research
  Contrafund(R) Portfolio  appreciation                  Company
  - Service Class 2                                      Sub-advised by FMR Co., Inc.
                                                         and other Fidelity affiliates
 Fidelity(R) VIP Dynamic   Seeks capital appreciation    Fidelity Management & Research
  Capital Appreciation                                   Company
  Portfolio - Service                                    Sub-advised by FMR Co., Inc.
  Class 2                                                and other Fidelity affiliates
 Fidelity(R) VIP           Seeks reasonable income.      Fidelity Management & Research
  Equity-Income Portfolio  Fund will also consider       Company
  - Service Class 2        potential for capital         Sub-advised by FMR Co., Inc.
                           appreciation                  and other Fidelity affiliates
 Fidelity(R) VIP Growth    Seeks to achieve capital      Fidelity Management & Research
  Portfolio - Service      appreciation                  Company
  Class 2                                                Sub-advised by FMR Co., Inc.
                                                         and other Fidelity affiliates
 Fidelity(R) VIP Mid Cap   Seeks long-term growth of     Fidelity Management & Research
  Portfolio - Service      capital                       Company
  Class 2                                                Sub-advised by FMR Co., Inc.
                                                         and other Fidelity affiliates
 Fidelity(R) VIP Value     Seeks capital appreciation    Fidelity Management & Research
  Strategies Portfolio -                                 Company
  Service Class 2                                        Sub-advised by FMR Co., Inc.
                                                         and other Fidelity affiliates

                                                                     APP A-5

-------------------------------------------------------------------------------


FUNDING OPTION             INVESTMENT OBJECTIVE SUMMARY  INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------
HARTFORD HLS SERIES FUND
II, INC.
 Hartford Growth           Seeks capital appreciation    Hartford Funds Management
  Opportunities HLS Fund                                 Company, LLC
  - Class IA                                             Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Small/Mid Cap    Seeks long-term growth of     Hartford Funds Management
  Equity HLS Fund - Class  capital                       Company, LLC
  IA                                                     Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford SmallCap Growth  Seeks long-term capital       Hartford Funds Management
  HLS Fund - Class IA      appreciation                  Company, LLC
                                                         Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford U.S. Government  Seeks to maximize total       Hartford Funds Management
  Securities HLS Fund -    return while providing        Company, LLC
  Class IA                 shareholders with a high      Sub-advised by Wellington
                           level of current income       Management Company, LLP
                           consistent with prudent
                           investment risk
HARTFORD SERIES FUND,
INC.
 Hartford Balanced HLS     Seeks long-term total return  Hartford Funds Management
  Fund - Class IA (5)                                    Company, LLC
                                                         Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Capital          Seeks growth of capital       Hartford Funds Management
  Appreciation HLS Fund -                                Company, LLC
  Class IA                                               Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Disciplined      Seeks growth of capital       Hartford Funds Management
  Equity HLS Fund - Class                                Company, LLC
  IA                                                     Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Dividend and     Seeks a high level of         Hartford Funds Management
  Growth HLS Fund - Class  current income consistent     Company, LLC
  IA                       with growth of capital        Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Global Growth    Seeks growth of capital       Hartford Funds Management
  HLS Fund - Class IA                                    Company, LLC
                                                         Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Global Research  Seeks long-term capital       Hartford Funds Management
  HLS Fund - Class IA      appreciation                  Company, LLC
                                                         Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Growth HLS Fund  Seeks long-term capital       Hartford Funds Management
  - Class IA               appreciation                  Company, LLC
                                                         Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford High Yield HLS   Seeks to provide high         Hartford Funds Management
  Fund - Class IA          current income, and           Company, LLC
                           long-term total return        Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Index HLS Fund   Seeks to provide investment   Hartford Funds Management
  - Class IA               results which approximate     Company, LLC
                           the price and yield           Sub-advised by Hartford
                           performance of publicly       Investment Management Company
                           traded common stocks in the
                           aggregate.

APP A-6

-------------------------------------------------------------------------------


FUNDING OPTION             INVESTMENT OBJECTIVE SUMMARY  INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------
 Hartford International    Seeks long-term growth of     Hartford Funds Management
  Opportunities HLS Fund   capital                       Company, LLC
  - Class IA                                             Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford MidCap Value     Seeks long-term capital       Hartford Funds Management
  HLS Fund - Class IA+     appreciation                  Company, LLC
                                                         Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Money Market     Seeks maximum current income  Hartford Funds Management
  HLS Fund - Class IA*     consistent with liquidity     Company, LLC
                           and preservation of capital   Sub-advised by Hartford
                                                         Investment Management Company
 Hartford Small Company    Seeks growth of capital       Hartford Funds Management
  HLS Fund - Class IA                                    Company, LLC
                                                         Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Stock HLS Fund   Seeks long-term growth of     Hartford Funds Management
  - Class IA               capital                       Company, LLC
                                                         Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Total Return     Seeks a competitive total     Hartford Funds Management
  Bond HLS Fund - Class    return, with income as a      Company, LLC
  IA                       secondary objective           Sub-advised by Wellington
                                                         Management Company, LLP
 Hartford Value HLS Fund   Seeks long-term total return  Hartford Funds Management
  - Class IA                                             Company, LLC
                                                         Sub-advised by Wellington
                                                         Management Company, LLP
LORD ABBETT SERIES FUND,
INC.
 Lord Abbett               Seeks high current income     Lord, Abbett & Co. LLC
  Bond-Debenture           and the opportunity for
  Portfolio - Class VC     capital appreciation to
                           produce a high total return
 Lord Abbett Calibrated    Seeks current income and      Lord, Abbett & Co. LLC
  Dividend Growth          capital appreciation
  Portfolio - Class VC
  (6)
 Lord Abbett Classic       Seeks growth of capital and   Lord, Abbett & Co. LLC
  Stock Portfolio - Class  growth of income consistent
  VC                       with reasonable risk
 Lord Abbett Fundamental   Seeks long-term growth of     Lord, Abbett & Co. LLC
  Equity Portfolio -       capital and income without
  Class VC                 excessive fluctuations in
                           market value
 Lord Abbett Growth and    Seeks long-term growth of     Lord, Abbett & Co. LLC
  Income Portfolio -       capital and income without
  Class VC                 excessive fluctuations in
                           market value
OPPENHEIMER VARIABLE
ACCOUNT FUNDS
 Oppenheimer Capital       Seeks capital appreciation    OFI Global Asset Management,
  Appreciation Fund/VA -                                 Inc.
  Service Shares                                         Sub-advised by
                                                         OppenheimerFunds, Inc.
 Oppenheimer Discovery     Seeks capital appreciation    OFI Global Asset Management,
  Mid Cap Growth Fund/VA                                 Inc.
  (7)                                                    Sub-advised by
                                                         OppenheimerFunds, Inc.
 Oppenheimer Global        Seeks capital appreciation    OFI Global Asset Management,
  Fund/VA - Service                                      Inc.
  Shares (8)                                             Sub-advised by
                                                         OppenheimerFunds, Inc.
 Oppenheimer Main Street   Seeks capital appreciation    OFI Global Asset Management,
  Fund(R)/VA - Service                                   Inc.
  Shares                                                 Sub-advised by
                                                         OppenheimerFunds, Inc.
 Oppenheimer Main Street   Seeks capital appreciation    OFI Global Asset Management,
  Small Cap Fund/VA (9)                                  Inc.
                                                         Sub-advised by
                                                         OppenheimerFunds, Inc.

                                                                     APP A-7

-------------------------------------------------------------------------------


FUNDING OPTION             INVESTMENT OBJECTIVE SUMMARY  INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST
 Putnam VT Diversified     As high a level of current    Putnam Investment Management,
  Income Fund - Class IB   income as Putnam Management   LLC
                           believes is consistent with
                           preservation of capital
 Putnam VT Equity Income   Capital growth and current    Putnam Investment Management,
  Fund - Class IB          income                        LLC
 Putnam VT George Putnam   A balanced investment         Putnam Investment Management,
  Balanced Fund - Class    composed of a well            LLC
  IB                       diversified portfolio of
                           stocks and bonds which
                           produce both capital growth
                           and current income
 Putnam VT Global Asset    Long-term return consistent   Putnam Investment Management,
  Allocation Fund - Class  with preservation of capital  LLC
  IB                                                     Sub-advised by Putnam Advisory
                                                         Company, LLC
 Putnam VT Growth and      Capital growth and current    Putnam Investment Management,
  Income Fund - Class IB   income                        LLC
 Putnam VT International   Capital appreciation          Putnam Investment Management,
  Equity Fund - Class IB                                 LLC
                                                         Sub-advised by Putnam Advisory
                                                         Company, LLC
 Putnam VT International   Capital growth. Current       Putnam Investment Management,
  Value Fund - Class IB    income is a secondary         LLC
                           objective                     Sub-advised by Putnam Advisory
                                                         Company, LLC
 Putnam VT Investors Fund  Long-term growth of capital   Putnam Investment Management,
  - Class IB               and any increased income      LLC
                           that results from this
                           growth
 Putnam VT Multi-Cap       Long-term capital             Putnam Investment Management,
  Growth Fund - Class IB   appreciation                  LLC
 Putnam VT Small Cap       Capital appreciation          Putnam Investment Management,
  Value Fund - Class IB                                  LLC
 Putnam VT Voyager Fund -  Capital appreciation          Putnam Investment Management,
  Class IB                                               LLC
THE UNIVERSAL
INSTITUTIONAL FUNDS, INC.
 UIF Emerging Markets      Seeks long-term capital       Morgan Stanley Investment
  Equity Portfolio -       appreciation by investing     Management Inc.
  Class II                 primarily in growth-          Sub-advised by Morgan Stanley
                           oriented equity securities    Investment Management Company
                           of issuers in emerging        and Morgan Stanley Investment
                           market countries              Management Limited
 UIF Mid Cap Growth        Seeks long-term capital       Morgan Stanley Investment
  Portfolio - Class II     growth by investing           Management Inc.
                           primarily in common stocks
                           and other equity securities
 Fixed Accumulation        Preservation of capital       General Account
  Feature**



+      Closed to new and subsequent Premium Payments and transfers of Contract
       Value.




* In a low interest rate environment, yields for money market funds, after deduction of Contract charges may be negative even though the fund's yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a money market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a money market Sub-Account, that portion of your Contract Value may decrease in value.




** The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature. The Fixed Accumulation Feature is currently not available to Plus and Outlook products.




NOTES



(1)  Formerly Invesco Van Kampen V.I. American Value Fund - Series II



(2)  Formerly Invesco Van Kampen V.I. Comstock Fund - Series II



(3)  Formerly Invesco Van Kampen V.I. Growth and Income Fund - Series II



(4) The Fund will be available as an investment option on or about July 15, 2013.

APP A-8

-------------------------------------------------------------------------------


(5)  Formerly Hartford Advisers HLS Fund - Class IA



(6)  Formerly Lord Abbett Capital Structure Portfolio - Class VC



(7)  Formerly Oppenheimer Small- & Mid-Cap Growth Fund/VA - Service Shares



(8)  Formerly Oppenheimer Global Securities Fund/VA - Service Shares



(9)  Formerly Oppenheimer Main Street Small- & Mid- Cap Fund(R)/VA - Service
     Shares



II. INVESTMENT OPTIONS (PROPRIETARY)



FUNDING OPTION             INVESTMENT OBJECTIVE SUMMARY  INVESTMENT ADVISER/SUB-ADVISER
---------------------------------------------------------------------------------------
WELLS FARGO VARIABLE
TRUST FUNDS
 Wells Fargo Advantage VT  Seeks long-term capital       Wells Fargo Funds Management,
  Discovery Fund - Class   appreciation                  LLC
  2                                                      Sub-advised by Wells Capital
                                                         Management Incorporated
 Wells Fargo Advantage VT  Long-term total return,       Wells Fargo Funds Management,
  Index Asset Allocation   consisting of capital         LLC
  Fund - Class 2           appreciation and current      Sub-advised by Wells Capital
                           income                        Management Incorporated
 Wells Fargo Advantage VT  Seeks long-term capital       Wells Fargo Funds Management,
  International Equity     appreciation                  LLC
  Fund - Class 2                                         Sub-advised by Wells Capital
                                                         Management Incorporated
 Wells Fargo Advantage VT  Seeks long-term capital       Wells Fargo Funds Management,
  Opportunity Fund -       appreciation                  LLC
  Class 2                                                Sub-advised by Wells Capital
                                                         Management Incorporated
 Wells Fargo Advantage VT  Seeks long-term capital       Wells Fargo Funds Management,
  Small Cap Growth Fund -  appreciation                  LLC
  Class 2                                                Sub-advised by Wells Capital
                                                         Management Incorporated
 Wells Fargo Advantage VT  Seeks long-term capital       Wells Fargo Funds Management,
  Small Cap Value Fund -   appreciation                  LLC
  Class 2                                                Sub-advised by Wells Capital
                                                         Management Incorporated
 Wells Fargo Advantage VT  Total return consisting of    Wells Fargo Funds Management,
  Total Return Bond Fund   income and capital            LLC
  - Class 2                appreciation                  Sub-advised by Wells Capital
                                                         Management Incorporated

                                                                     APP B-1

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APPENDIX B - THE HARTFORD'S LIFETIME INCOME BUILDER

OBJECTIVE

Protect your investment from poor market performance through potential annual Benefit Amount increases and provide income through predetermined periodic payments based either on a set schedule or your lifetime.

HOW DOES THIS RIDER HELP ACHIEVE THIS GOAL?

This rider (called the Unified Benefit Design in your Contract) provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, this rider is a guarantee of the Benefit Amount that you can access two ways:

- WITHDRAWAL BENEFIT allows (a) BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or
    (b) LIFETIME BENEFIT PAYMENTS: a series of withdrawals which may be paid annually until the death of any Owner if the older Owner (or Annuitant if the Contract Owner is a trust) is age 60 or older. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; and/or

- GUARANTEED MINIMUM DEATH BENEFIT ("GMDB"). The GMDB is equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. DEPLETING THE BENEFIT AMOUNT BY TAKING SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. THIS GUARANTEED MINIMUM DEATH BENEFIT REPLACES THE STANDARD DEATH BENEFITS PROVIDED UNDER THIS CONTRACT.

WHEN CAN YOU BUY THIS RIDER?

The Hartford's Lifetime Income Builder is closed to new investors.

DOES ELECTING THIS RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect this rider, you may not elect any rider other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR THIS RIDER CALCULATED?

The fee for this rider is based on your then current Benefit Amount. . This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The rider fee will not be taken from the DCA Plus account. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts. The rider charge may limit access to Fixed Accounts in certain states.

We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase this charge, you will receive advance notice of the increase and will be given the opportunity to suspend this and future charge increases. If you suspend any charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may re-start automatic Benefit Amount increases at the charge in effect since your most recent notification. If you Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number of days since the last charge was assessed, divided by 365.

You may decline the fee increase and permanently waive automatic Benefit Amount increases by:

-   Notifying us in writing, verbally or electronically, if available.

- Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

- We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

- We will only honor notifications from the Owner or joint Owner and not through your broker.

- If you decline the fee increase we will suspend automatic Benefit Amount increases. You can re-start automatic Benefit Amount increases within 30 days of your Contract Anniversary if you accept the rider fee currently in effect.

- If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider's rules.

APP B-2

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DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER THIS RIDER?

Yes. The initial Benefit Amount equals your initial Premium Payment. The Benefit Amount will be adjusted in the future through your actions as well as ours. The Benefit Amount will be increased as a result of automatic Benefit Amount increases or subsequent Premium Payments; However, if Surrenders have been taken, your new Benefit Payment may not be greater than your Benefit Amount prior to the Surrender. The Benefit Amount will be decreased as a result of any Surrenders and potentially, any changes in ownership.

- Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary (referred to as "automatic Benefit Amount increases"), depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value on the then current Contract Anniversary by the Maximum Contract Value and then reduced by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Benefit Amount increases will not take place if the investment performance of your Sub-Accounts is neutral or negative. Automatic Benefit Amount increases will continue until the earlier of the Contract Anniversary immediately following the older Owner's or Annuitant's 75th birthday or the Annuity Commencement Date.

- Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment. However, if Surrenders have been taken your new Benefit Payment may not be greater than your Benefit Amount prior to the Surrender.

- Surrenders. When a Surrender is made, the Benefit Amount will be equal to the amount determined in either (A), (B) or (C) as follows:

    A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

    B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income program to satisfy Required Minimum Distributions, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

    C. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the Required Minimum Distribution exception in
        (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:

       (i)  the Contract Value immediately following the Surrender; or

       (ii) the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

- Benefit Amount limits. Your Benefit Amount can not be less than zero or more than $5 million. Any sums in excess of this ceiling will not be included for any benefits under this rider.

Since the Benefit Amount is a central source for both benefits under this rider, taking withdrawals will lessen or eliminate the Guaranteed Minimum Death Benefit. Refer to the Examples included in Appendix I for a more complete description of these effects.

IS THIS RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

Yes. The following section describes both Benefit Payments and Lifetime Benefit Payments which together comprise the Withdrawal Benefit.

-   BENEFIT PAYMENTS

Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.

The Benefit Payment can be taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.

Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.

Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:

    A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is equal to the lesser of the Benefit Payment immediately prior to the Surrender or the Benefit Amount immediately after the Surrender.

                                                                     APP B-3

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    B. If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

    C. If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be re-calculated to equal the Benefit Amount immediately following the Surrender multiplied by 5%.

If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.

If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made.

If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically re-calculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%. If you are enrolled in our Automatic Income Program you must request in writing to increase the amount being withdrawn.

If Surrenders are less than or equal to the Benefit Payment but result in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.

-   LIFETIME BENEFIT PAYMENTS

Under this option, Surrenders may be taken as Lifetime Benefit Payments that are initially equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the older Owner's 60th birthday or 5% of the initial Benefit Amount if the older Owner is 60 or older at the rider's effective date The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.

The Lifetime Benefit Payment can be taken on any payment schedule that you request.

Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Lifetime Benefit Payment include any applicable Contingent Deferred Sales Charge.

Whenever a Surrender is taken after the Contract Anniversary immediately following the older Owner's 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:

    A. If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.

    B. If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our Automatic Income program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

    C. If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender multiplied by 5%.

If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.

Lifetime Benefit Payments will be available until the first death of any Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under this Fixed Lifetime and Period Certain Annuity Payout.

If you make a subsequent Premium Payment after the Contract Anniversary immediately following the older Owner's 60th birthday, the Lifetime Benefit Payment will be re-calculated to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.

If Surrenders are not taken prior to the Contract Anniversary immediately following the older Owner's 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the older Owner's 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment. The greater of the Benefit Payment or Lifetime Benefit Payment can be taken.

APP B-4

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If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the older Owner's 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase multiplied by 5%.

If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the Contract and pay the Surrender Value.

IS THIS RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. This rider includes a Guaranteed Minimum Death Benefit that replaces the standard Death Benefit. The GMDB is equal to the greater of the Benefit Amount or the Contract Value IF the Contract Value is greater than zero.

The Death Benefit is payable at the first death of an Owner or Annuitant. We will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date due proof of death is received by us.

If the Contract Value is zero as of the date of due proof of death, there will be no Death Benefit. Otherwise, the Death Benefit will fluctuate based on the Benefit Amount as reduced by Surrenders, Withdrawal Benefits and expenses as discussed above.

DOES THIS RIDER REPLACE STANDARD DEATH BENEFITS?


Yes. This rider replaces the standard Death Benefit.


CAN YOU REVOKE THIS RIDER?

No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

WHAT EFFECT DO FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS RIDER?

You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request a Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under this rider.

If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value (following the provisions or the rider) or your Contract Value is reduced to zero, we will issue a payout annuity. If the Owner is a natural person we will treat the Owners(s) as the Annuitant for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either the Fixed Period Certain Annuity Payout or the Fixed Lifetime and Period Certain Annuity Payout Option. The election is irrevocable.


Under certain circumstances Hartford had permitted certain Contract Owners to reinstate their Contracts (and certain riders) when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to Hartford. Effective October 4, 2013, we will no longer allow Contract Owners to reinstate their Contracts (or riders) when a Contract Owner requests a Surrender (either full or Partial), except as noted in the section "Are there restrictions on how you must invest?"


If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

Any ownership change made prior to the first anniversary of the rider effective date will have no impact on the Benefit Amount, but the Lifetime Benefit Payment may change as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change. The Lifetime Benefit Payment may change based on the age of the new owner.

An ownership change after the first Contract Anniversary that causes a re-calculation in the benefits as long as the older Owner after the change is less than age 76 at the time of the change will automatically result in either
(A) or (B):

(A) If this rider is not currently available for sale, we will continue the existing rider for the GMDB only and the Withdrawal Benefit will terminate. This rider charge will then discontinue.

(B) If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at your current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.

                                                                     APP B-5

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If the older Owner is age 76 or greater at the time of an ownership change, this rider will continue with respect to the GMDB only and the Withdrawal Benefit will terminate. The GMDB will be modified to equal Contract Value only and the Rider charge will discontinue.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR WITHDRAWAL BENEFIT?

Yes. If the Owner dies and the Beneficiary is the deceased Owner's Spouse at the time of death, the Spouse may continue the Contract and we will adjust the Contract Value to the amount we would have paid as a Death Benefit payment (the greater of the Contract Value and the Benefit Amount). If the Spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:

(A) If this rider is not currently available for sale, we will continue the existing The Hartford's Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate and the rider charge will discontinue.

(B) If this rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.

If the Spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, this rider will continue with respect to the GMDB only and the Withdrawal Benefits will terminate. The GMDB will be modified to equal Contract Value only and the rider charge will discontinue. Spousal Contract continuation will only apply one time for each Contract.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you annuitize your Contract, you may choose any of those Annuity Payout Options offered in the Contract. The amount used for calculating Annuity Payout Options will be the Contract Value. In other words, you will forfeit any difference between your Contract Value and Benefit Amount by voluntarily annuitizing before the maximum Annuity Commencement Date.

If the annuity reaches the maximum Annuity Commencement Date the Contract will automatically be annuitized unless we and the Owner(s) agree to extend the Annuity Commencement Date, which approval may be withheld or delayed for any reason. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under The Hartford's Lifetime Income Builder rules applicable when the Contract Value equals zero.

-   FIXED PERIOD CERTAIN PAYOUT OPTION

If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment. The total amount payable under this Annuity Payout Option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year's annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of the any Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner's last instructions on record.

-   FIXED LIFETIME AND PERIOD CERTAIN PAYOUT OPTION

If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the Annuity Calculation Date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant. The frequency of payments you may elect will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments in accordance with the Code and the Owner's last instructions on record.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?


Yes. Effective October 4, 2013, we are exercising our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with the investment restrictions described in Appendix D. Your selected allocations will be automatically rebalanced quarterly. If your allocations do not currently comply with the investment restrictions described in Appendix D, we must receive allocation instructions from you prior to October 4, 2013 that comply with the investment restrictions described in

APP B-6

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Appendix D. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.



We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while either rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to "Other Program considerations" under the section entitled "What other ways can you invest?" in Section 4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.



EXCEPT AS PROVIDED BELOW, FAILURE TO COMPLY WITH THE INVESTMENT REQUIREMENT OR RESTRICTION WILL RESULT IN TERMINATION OF THE RIDER. IF THE RIDER IS TERMINATED BY US, FOR VIOLATION OF APPLICABLE INVESTMENT REQUIREMENTS OR RESTRICTIONS, WE WILL ASSESS A PRO-RATED SHARE OF THE RIDER CHARGE AND WILL NO LONGER ASSESS A RIDER CHARGE THEREAFTER. TERMINATION OF THE RIDER WILL NOT TERMINATE ANY CONCURRENT GUARANTEED MINIMUM DEATH BENEFIT RIDER.



If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the termination or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to termination unless during the reinstatement period the relevant Covered Life qualifies for a new age band.



Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.


ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?

No.

CAN WE AGGREGATE CONTRACTS?

For purposes of determining the Benefit Amount under this rider, we reserve the right to treat one or more Contracts issued by us to you with any optional Withdrawal Benefit rider in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.

OTHER INFORMATION

For examples of how this rider works, see "Appendix I."

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- This rider is no longer actively marketed and is not available in any State where The Hartford's Lifetime Income Builder II is approved for sale.

- The benefits under this rider cannot be directly or indirectly assigned, pledged, collateralized or securitized in any way. Any such actions will invalidate this rider.

- Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of Required Minimum Distributions, you will reduce your Death Benefit. If your Contract Value is zero as of the date of due proof of death, there will be no Death Benefit. This may be of special concern to seniors.

- Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing this rider as part of an investment program involving a qualified plan may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to Funds, outweigh the absence of additional tax advantages from a variable annuity.

- Annuitizing your Contract, whether voluntarily or not, will impact these benefits. First, annuitization shall eliminate the Guaranteed Minimum Death Benefit. Second, annuitization will terminate any Withdrawal Benefits which will be converted into annuity payments according to the annuitization option chosen. Accordingly, Lifetime Benefit Payments could be replaced by another "lifetime" payout option and will not be subject to automatic Benefit Amount increases.

- Even though this rider is designed to provide "living benefits," you should not assume that you will necessarily receive "payments for life" if you have violated any of the terms of this rider.

                                                                     APP B-7

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- Purchasing this rider is a one time only event and cannot be undone later. If you elect this rider you will not be able to elect standard Death Benefits or optional riders other than MAV Plus.

- Any additional contributions made to your Contract after withdrawals have begun will cause the Benefit Amount to be recalculated. If an additional contribution is made, the Benefit Amount will be recalculated to equal the remaining Benefit Amount plus the additional contribution, which could be more or less than the original Benefit Amount and could change the amount of your Benefit Payments or Lifetime Benefit Payments, as the case may be.

- Spouses who are not a joint Owner or Beneficiary may find continuation of this rider to be unavailable or unattractive after the death of the Owner-Spouse. Continuation of the options available in this rider is dependent upon its availability at the time of death of the first Owner-Spouse and will be subject to then prevailing charges.

-   Certain ownership changes may result in a reduction of benefits.

- Annuitizing your Contract instead of receiving Benefit Payments or Lifetime Benefit Payments will forfeit any increases in your Benefit Amount over your Contract Value. Voluntary or involuntary annuitization will terminate Lifetime Benefit Payments. Annuity Payout Options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

- Finally, we may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification, whichever is later.

- There are no assurances made or implied that automatic Benefit Amount increases will occur and if occurring, will be predictable.

- We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

                                                                     APP C-1

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APPENDIX C - THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS AND THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS

OBJECTIVE

The objective of these two different riders is to (i) protect your investment from poor market performance; (ii) provide longevity protection through Lifetime Benefit Payments; and (iii) provide Death Benefit protection.

HOW DO THE RIDERS HELP ACHIEVE THIS GOAL?

- LIFETIME WITHDRAWAL FEATURE. Provided you follow the rules below, the riders provide a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life's Lifetime Income Eligibility Date until the first death of any Covered Life ("Single Life Option") or until the second death of any Covered Life ("Joint/Spousal Option"). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the rider chosen:

Lifetime Income                 =      Payment Base or Contract   x      Withdrawal Percent
Builder Selects                        Value, whichever is
                                       higher
                                                - or -
Lifetime Income                 =      Payment Base               x      Withdrawal Percent
Builder Portfolios

- GUARANTEED MINIMUM DEATH BENEFIT. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments (adjusted for partial Surrenders) or Contract Value as of the date due proof of death is received by us for any Contract Owner or Annuitant. PARTIAL SURRENDERS WILL REDUCE OR ELIMINATE THE GUARANTEED MINIMUM DEATH BENEFIT. THIS GUARANTEED MINIMUM DEATH BENEFIT REPLACES THE STANDARD DEATH BENEFITS PROVIDED UNDER THIS CONTRACT.

WHEN CAN YOU BUY THE RIDERS?

The Hartford's Lifetime Income Builders Selects is closed to new investors.

When you buy either rider, you must provide us with the names and date of birth of the Owner, any joint Owner, Annuitant and Beneficiary. We then determine who the "Relevant Covered Life" and other "Covered Lives" will be when establishing the Withdrawal Percent.

- A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

- For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner, and his or her Spouse is the joint Owner or Beneficiary.

- The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.

The maximum age of any Contract Owner or Annuitant when electing either rider is
80. These age restrictions also apply to the Beneficiary when the Joint/Spousal Option is chosen.

DOES ELECTING EITHER RIDER FORFEIT YOUR ABILITY TO BUY OTHER RIDERS?

Yes. If you elect either rider, you may not elect any rider other than MAV Plus (MAV only in applicable states).

HOW IS THE CHARGE FOR EITHER RIDER CALCULATED?

The fee for the riders is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for the riders will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.

APP C-2

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We reserve the right to increase the charge for either or both riders (and any option) up to the maximum fees described in the Synopsis at any time 12 months after either rider's effective date. Any future fee increase will be based on the charge that we are then currently charging other customers who have not previously elected such rider.

Fee increases will not apply if (a) the age of the Relevant Covered Life is 81 or older; (b) you notify us of your election to permanently waive automatic Payment Base increases as described below; or (c) we convert your benefits based on our Minimum Amount rules defined in your Contract. This fee may not be the same as the fee that we charge new purchasers.

Subject to the foregoing limitation, we also reserve the right to charge a different fee for either rider (or options) to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.

You will receive advanced notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:

-   Notifying us in writing, verbally or electronically, if available.

- Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

- We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

- We will only honor notifications from the Owner or joint Owner and not through your broker.

- Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.

- If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider's rules.

- If you decline the fee increase, and defer withdrawals for at least five years, the Withdrawal Percentage will continue to be reset when a new age band is reached according to the rider's rules.

DOES THE PAYMENT BASE CHANGE UNDER EITHER RIDER?

Yes, your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored-exchange program. Your Payment Base will fluctuate based on:

       -   automatic Payment Base increases; and

       -   subsequent Premium Payments; and

       - partial Surrenders (including partial Surrenders taken prior to the Lifetime Income Eligibility Date or if the amount of the partial Surrender exceeds either your Threshold or Lifetime Benefit Payment amount).

- Automatic Payment Base Increase: Your automatic annual Payment Base increase varies depending on whether you choose The Hartford's Lifetime Income Builder Selects or The Hartford's Lifetime Income Builder Portfolios. The following table describes how these options operate:

                         THE HARTFORD'S LIFETIME INCOME BUILDER SELECTS         THE HARTFORD'S LIFETIME INCOME BUILDER PORTFOLIOS
------------------------------------------------------------------------------------------------------------------------------------
New Payment Base     [(current Anniversary Value (prior to the rider charge   The higher of current Contract Value or Payment Base
                     being taken) divided by your prior Payment Base)]
                     multiplied by your prior Payment Base
Annual Payment Base  0% - 10%                                                 Unlimited
increase limits

  We will determine if you are eligible for annual automatic Payment Base increases on each Contract Anniversary.

  Automatic Payment Base increases will cease upon the earliest of:

    -   your Annuity Commencement Date;

    - the Contract Anniversary immediately following the Relevant Covered Life's attained age of 80; or

                                                                     APP C-3

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    -   You waive your right to receive automatic Payment Base increases.

  Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under either rider. See Examples 16 and 17 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix I.

- Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis. See Examples 10 and 11 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix I.

- Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to the Lifetime Income Eligibility Date, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable limits as discussed below:

    A. If cumulative partial Surrenders taken during any Contract Year and prior to the Lifetime Income Eligibility Date, are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

    B. If cumulative partial Surrenders taken after the Lifetime Income Eligibility Date are equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

    C. For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

  See Examples 3-9 and 12-15 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix I

- Covered Life changes may also trigger a recalculation of your Payment Base, Lifetime Benefit Payment, Guaranteed Minimum Death Benefit and rider fees. See "WHAT HAPPENS IF YOU CHANGE OWNERSHIP?" below.

- Option Conversion. We reserve the right to offer a one-time only conversion from The Hartford's Lifetime Income Builder Selects to The Hartford's Lifetime Income Builder Portfolios, or vice versa, on or after the first Contract Anniversary after the rider has been in effect and prior to the Relevant Covered Life's reaching attained age 81. Your then current Payment Base will be your new Payment Base for the purposes of the converted rider. This conversion will go into effect on the next following Contract Anniversary. A conversion notice must be received by us in good order between 30 days prior to, or within 15 days after, a Contract Anniversary. This privilege may be withdrawn at our sole discretion at any time without prior notice. The rider fee and any associated restrictions will be based on the rider then in effect. You may rescind your election within 15 days after making your election. Upon rescission; however, your Payment Base will be reset at the LOWER of the then applicable Payment Base or the Contract Value at the time of rescission. RESCISSION OF A CONVERSION OPTION MAY THEREFORE RESULT IN A PERMANENT REDUCTION OF BENEFITS. Once rescinded, this privilege will be terminated.

- Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.

IS EITHER RIDER DESIGNED TO PAY YOU WITHDRAWAL BENEFITS FOR YOUR LIFETIME?

Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish Lifetime Benefit Payments and Guaranteed Minimum Death Benefits.

APP C-4

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As shown in the following table, the Withdrawal Percent for all partial Surrenders taken BEFORE the Lifetime Income Eligibility Date will be 5% (Single Life Option) or 4.5% (Joint/Spousal Option). In contrast, the Withdrawal Percent for partial Surrenders taken AFTER the Lifetime Income Eligibility Date will be based on the chronological age of the Relevant Covered Life at the time of the first withdrawal as shown below:

                                                     WITHDRAWAL PERCENT
           RELEVANT COVERED LIFE              SINGLE LIFE         JOINT/SPOUSAL
               ATTAINED AGE                      OPTION               OPTION
--------------------------------------------------------------------------------
          [LESS THAN]59 1/2 - 64                  5.0%                 4.5%
                  65 - 69                         5.5%                 5.0%
                  70 - 74                         6.0%                 5.5%
                  75 - 79                         6.5%                 6.0%
                  80 - 84                         7.0%                 6.5%
                  85 - 90                         7.5%                 7.0%
                    90+                           8.0%                 7.5%

Except as provided below, the Withdrawal Percent will be based on the chronological age of the Relevant Covered Life at the time of the first Surrender.

    1. If a partial Surrender HAS NOT been taken, your new Withdrawal Percent will be effective on the next birthday that brought the Relevant Covered Life into a new Withdrawal Percent age band; or

    2. If you have deferred taking partial Surrenders for five years from the date you purchased this rider, your new Withdrawal Percent will be effective on the next birthday that brings the Relevant covered Life into a new Withdrawal Percent age band. Your new Withdrawal Percent will thereafter continue to change based on the age of the Relevant Covered Life as shown on the table above regardless of whether partial Surrenders are taken after such five year period or;

    3. If the preceding requirements in (1) or (2) have not been met, your new Withdrawal Percent will be effective as of the Contract Anniversary when the next automatic Payment Base increase occurs due to market performance after the birthday that brings the Relevant Covered Life into a new Withdrawal Percent age band.

If you meet the deferral requirements above, you will not forfeit your right to automatic Withdrawal Percent increases even if you decline future fee increases.

Please refer to Example 24 in The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios Examples Appendix for more information.

IS EITHER RIDER DESIGNED TO PAY YOU DEATH BENEFITS?

Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments adjusted for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of either rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. For Joint/Spousal election of either rider, no Death Benefit will be available when a Relevant Covered Life is the Beneficiary and the Beneficiary dies.

Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

    A. If cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and
        (ii) proportionate basis for the amount in excess of the Threshold.

    B. If cumulative partial Surrenders after the Lifetime Income Eligibility Date are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

    C. For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

                                                                     APP C-5

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Please refer to the section labeled "CAN YOUR SPOUSE CONTINUE YOUR LIFETIME WITHDRAWAL FEATURE" for more information on the continuation of the Lifetime Benefit Payments by your Spouse.

DOES EITHER RIDER REPLACE THE STANDARD DEATH BENEFIT?

YES, IT PERMANENTLY REPLACES THE STANDARD DEATH BENEFIT. The Guaranteed Minimum Death Benefit will be reset to equal Contract Value when there is a Covered Life change that exceeds the permissible age limitation under either rider. This may also occur for the Single Life Option when the spouse elects Spousal Contract continuation and the new Covered Life exceeds the age limit.

CAN YOU REVOKE THIS RIDER?

No. However, a Company-sponsored exchange of this rider will not be considered to be a revocation by you of either rider.

WHAT EFFECT DOES PARTIAL OR FULL SURRENDERS HAVE ON YOUR BENEFITS UNDER THIS RIDER?

Please refer to "DOES THE BENEFIT AMOUNT/PAYMENT BASE CHANGE UNDER EITHER RIDER?" for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under either rider.

If your Contract Value on any Contract Anniversary is ever reduced below the minimum amount (as defined in your Contract - generally, the greater of $500 or one Lifetime Benefit Payment) as a result of investment performance or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below the minimum amount, then the following will occur:

-   We will no longer accept subsequent Premium Payments; and

- You will be required to either make a full Surrender or promptly transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs (failure to do so after a reasonable amount of time being deemed as acquiescence to our reallocation of these sums to the Money Market Sub-Account); and

- Lifetime Benefit Payments will continue and Withdrawal Percent increases will continue if the Contract qualifies for the 5-year deferral provision;

- Your Guaranteed Minimum Death Benefit will continue to be reduced by Lifetime Benefit Payments until reduced to zero at which time your Death Benefit shall be equal to your Contract Value; and

- All other privileges under either rider will terminate and you will no longer be charged a rider fee or Annual Maintenance Fee; and

- If any amount greater than a Lifetime Benefit Payment is requested, the Contract will be liquidated, the rider will terminate and the Guaranteed Minimum Death Benefit will be lost.

See Examples 21 and 22 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix I.

WHAT HAPPENS IF YOU CHANGE OWNERSHIP?

Inasmuch as this rider is affected by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.

Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the applicable rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.

After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change. The charge for this rider will remain the same.

Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change. The charge for this rider will remain the same.

APP C-6

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You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

    A. If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Lifetime Withdrawal Feature of either rider and continue the Guaranteed Minimum Death Benefit only. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

    B. If the older Covered Life after the change exceeds the maximum age limitation of either rider at the time of the change, or we no longer offer either rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

    A. If we no longer offer such rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Lifetime Withdrawal Feature will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

    B. If we offer such rider, then we will use the attained age of the older Covered Life as of the date of the Covered Life change to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change; or

    C. If we offer such rider and the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If such rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.

The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

SINGLE LIFE OPTION ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving             The Annuitant is living or       Joint Contract Owner receives
                                 non-spousal Contract Owner       deceased                         the Death Benefit and this
                                                                                                   rider terminates
Contract Owner                   There is a surviving spousal     The Annuitant is living or       Joint Contract Owner receives
                                 Contract Owner                   deceased                         the Death Benefit and this
                                                                                                   rider can continue under
                                                                                                   Spousal Contract continuation
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Designated
                                 Owner                            deceased                         Beneficiary receives the Death
                                                                                                   Benefit
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates. Estate
                                 Owner or Beneficiary             deceased                         receives the Death Benefit
Annuitant                        Contract Owner is living         There is no Contingent           Contract continues, no Death
                                                                  Annuitant and the Contract       Benefit is paid, and this rider
                                                                  Owner becomes the Contingent     continues
                                                                  Annuitant
Annuitant                        Contract Owner is living         There is no Contingent           Rider terminates and Contract
                                                                  Annuitant and the Contract       Owner receives the Death
                                                                  Owner waives their right to      Benefit
                                                                  become the Contingent Annuitant
Annuitant                        Contract Owner is Living         Contingent Annuitant is Living   Contingent Annuitant becomes
                                                                                                   the Annuitant and the Contract
                                                                                                   and this rider continues

                                                                    APP C-7

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JOINT/SPOUSAL ELECTION:

IF THE DECEASED IS . . .                    AND . . .                        AND . . .                     THEN THE . . .
Contract Owner                   There is a surviving Contract    The Annuitant is living or       The surviving Contract Owner
                                 Owner                            deceased                         continues the Contract and
                                                                                                   rider; we will increase the
                                                                                                   Contract Value to the Death
                                                                                                   Benefit value
Contract Owner                   There is no surviving Contract   The Spouse is the sole primary   Follow Spousal Contract
                                 Owner                            beneficiary                      continuation rules for joint
                                                                                                   life elections
Contract Owner                   There is no surviving Contract   The Annuitant is living or       Rider terminates and Contract
                                 Owner or Beneficiary             deceased                         Owner's estate receives the
                                                                                                   Death Benefit
Annuitant                        The Contract Owner is living     There is a Contingent Annuitant  The Rider continues; upon the death of the last surviving
                                                                                                   Covered Life, the rider will
                                                                                                   terminate.

Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.

CAN YOUR SPOUSE CONTINUE YOUR LIFETIME WITHDRAWAL FEATURE?

-   SINGLE LIFE OPTION:

If a Covered Life dies and the sole Beneficiary is the deceased Covered Life's Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and such rider, we will continue the rider with respect to all Lifetime Withdrawal Benefits at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.

If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Feature, the Guaranteed Minimum Death Benefit will be set equal to the Contract Value and the rider charge will no longer be assessed.

-   JOINT/SPOUSAL OPTION:

Either rider is designed to facilitate the continuation of your rights under the rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

- The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

- The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

- The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date; and

-   The Lifetime Benefit Payment will be recalculated.

The remaining Covered Life can not name a new owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.

See Examples 18 and 19 under The Hartford's Lifetime Income Builder Selects and The Hartford's Lifetime Income Builder Portfolios in Appendix I.

WHAT HAPPENS IF YOU ANNUITIZE YOUR CONTRACT?

If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity

APP C-8

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Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our Minimum Amount rule then in effect.

If your Contract Value is reduced below our Minimum Amount rule (as defined in your Contract), then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

-   SINGLE LIFE OPTION:

If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.

If the older Annuitant is age 59 1/2 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59 1/2 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.

If the Annuitant and joint Annuitant are alive and the older Annuitant is age 59 1/2 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or the applicable Threshold. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

This option may not be available if the Contract is issued to qualify under Code Sections 401, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

-   JOINT/SPOUSAL OPTION:

If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.

If the younger Annuitant is alive and age 59 1/2 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59 1/2 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.

If the Annuitant is alive and the younger Annuitant is age 59 1/2 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.

The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or the applicable Threshold. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.

                                                                    APP C-9

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These options may not be available if the Contract is issued to qualify under Code Sections 401, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

ARE THERE RESTRICTIONS ON HOW YOU MUST INVEST?

Yes, as described in the following table:


Lifetime Income Builder     Yes. Effective October 4, 2013, we are exercising our contractual right to require that you
Selects                     allocate your Contract Value and future Premium Payments must be invested in accordance with the investment restrictions described in Appendix D. Your selected allocations will be automatically rebalanced quarterly. If your allocations do not currently comply with the investment restrictions described in Appendix D, we must receive allocation instructions from your prior to October 4, 2013 that comply with the investment restrictions described in
                            Appendix D. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider.
                            We may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund,
                            (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to "Other
                            Program considerations" under the section entitled "What other ways can you invest?" in Section
                            4.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
                            EXCEPT AS PROVIDED BELOW, FAILURE TO COMPLY WITH THE INVESTMENT RESTRICTIONS WILL RESULT IN
                            TERMINATION OF THE RIDER. IF THE RIDER IS TERMINATED BY US FOR VIOLATION OF APPLICABLE
                            INVESTMENT RESTRICTIONS, WE WILL ASSESS A PRO-RATED SHARE OF THE RIDER CHARGE AND WILL NO
                            LONGER ASSESS A RIDER CHARGE THEREAFTER. TERMINATION OF THE RIDER WILL NOT TERMINATE ANY
                            CONCURRENT GUARANTEED MINIMUM DEATH BENEFIT RIDER.
                            If the rider is terminated by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a fifteen business day reinstatement period to do this. The reinstatement period will begin upon termination of the rider. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change.
                            Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the termination or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to termination unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
                            Investment in any asset allocation model could mitigate losses but also hamper potential gains.
                            The asset allocation models that you must invest in under the rider provide very different potential risk/ reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.
Lifetime Income Builder     Your Contract Value must be invested in one or more Programs and in an approved model
Portfolios                  portfolio, Funds or other investment vehicles established from time to time. Permissible portfolios, Funds, Programs or other investment vehicles are described in your application and other communications. Not all model portfolios or Programs are available through all Financial
                            Intermediaries.
                            We may, in our sole discretion, add, replace or alter Funds, Programs and model portfolios from time to time. You will be provided with advance notification of any investment restriction changes. Changes may be made on a prospective basis with respect to any additional Premium
                            Payments received.

APP C-10

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                                While you may switch from model portfolio to model portfolio, you can not pick and choose Funds within any model portfolios nor may you specify which Funds should be redeemed to satisfy the
                                Lifetime Withdrawal Feature. You may provide written investment instructions to invest Contract
                                Value in a manner that violates these investment restrictions. Any such action will; however, result in the termination of your rights under either rider.

Investments within model portfolios will fluctuate in value and may be worth more or less than your original investment. We are not responsible for lost investment opportunities associated with the implementation of these investment restrictions. Please refer to each Fund's investment objectives, policies and restrictions and the risks of investing in each Fund as described in this prospectus and the prospectus for each Fund.

If your Lifetime Withdrawal Feature is revoked due to failure to comply with the investment restrictions, you will have a one time opportunity to reinstate the Lifetime Withdrawal Feature on your rider. There is a 15 calendar day reinstatement period that will begin from the date your lifetime withdrawal feature is revoked. During the reinstatement period, if you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change, your opportunity to reinstate will be terminated.


Upon reinstatement of your Lifetime Withdrawal Feature under either rider, your Payment Base will be reset at the lower of the Payment Base prior to the revocation and Contract Value as of the date of the reinstatement. Your Withdrawal Percentage will be set equal to the Withdrawal Percentage prior to the Lifetime Withdrawal Feature revocation; unless, if within the reinstatement period you reach a new age band and no partial Surrenders have been taken, then the Withdrawal Percentage will be set equal to the appropriate percentage based on the attained age of the Relevant Covered Life. Your Lifetime Benefit Payment will be recalculated based on the Lifetime Withdrawal Feature values as of the date of the reinstatement. We will deduct a prorated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement.


ARE THERE RESTRICTIONS ON THE AMOUNT OF SUBSEQUENT PREMIUM PAYMENTS?


Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restrictions are not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.


CAN WE AGGREGATE CONTRACTS?

Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.

We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.

OTHER INFORMATION

This rider may not be appropriate for all investors. Several factors, among others, should be considered:

- The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

- YOUR ANNUAL LIFETIME BENEFIT PAYMENTS MAY FLUCTUATE BASED ON CHANGES IN THE PAYMENT BASE AND CONTRACT VALUE. THE PAYMENT BASE IS SENSITIVE TO PARTIAL SURRENDERS IN EXCESS OF THE THEN CURRENT MAXIMUM LIFETIME BENEFIT PAYMENT OR THRESHOLD. IT IS THEREFORE POSSIBLE THAT SURRENDERS AND SUBSEQUENT PREMIUM PAYMENTS WITHIN THE SAME CONTRACT YEAR, WHETHER OR NOT EQUAL TO ONE ANOTHER, CAN RESULT IN LOWER LIFETIME BENEFIT PAYMENTS.

- Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these "lifetime" benefits. First, you may no longer invest additional Premium Payments. Second, the Death Benefit will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize, you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

- If you had elected the conversion option from The Hartford's Lifetime Income Builder Selects to The Hartford's Lifetime Income Builder Portfolios, or vice versa, and subsequently rescinded that election, your Payment Base will be set to the lower of the

                                                                   APP C-11

-------------------------------------------------------------------------------

  Payment Base or the Contract Value on the date of the rescission and therefore your old Payment Base will not be restored. The Death Benefit will also be set to the lower of the Guaranteed Minimum Death Benefit and the Contract Value on the date of the rescission.

- Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of this rider.

- While there is no minimum age for electing either rider, withdrawals taken prior to the Lifetime Income Eligibility Date will reduce, or can even eliminate guaranteed Lifetime Benefit Payments. PAYMENTS TAKEN PRIOR TO THE LIFETIME INCOME ELIGIBILITY DATE ARE NOT GUARANTEED TO LAST FOR A LIFETIME. Either rider may not be suitable if a Covered Life is under attained age 59 1/2.

- The determination of the Relevant Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

- We may terminate either or both riders post-election based on your violation of benefit rules and may otherwise withdraw such rider (or any option) for new sales at any time. In the event that either rider (or any option) is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated and the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

- Unless otherwise provided, you may select either rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect either rider you will not be eligible to elect optional riders other than MAV or MAV Plus.

- When the Single Life Option is chosen, Spouses may find continuation of either rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in either optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

- The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

- Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

- Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

- The fee for either rider may increase any time after 12 months from either rider's effective date. There are no assurances as to the fee we will be charging at the time of each Payment Base increase. This is subject to the maximum fee disclosed in the Synopsis.

- Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

- We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

                                                                     APP D-1

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APPENDIX D - OPTIONAL RIDER INVESTMENT RESTRICTIONS


                     (Applicable to the following products:
  Director M, Director M Plus, Director M Access, Director M Edge, Director M
                                    Outlook)



You must allocate your Account Value in accordance with the following investment restrictions prior to October 4, 2013:



            (1) SELF SELECT (SELECTED LIB RIDERS EFFECTIVE 5/01/13)



CATEGORY 1:   FIXED INCOME     RULE: MINIMUM 40% OF ALLOCATION
CATEGORY 2:   ACCEPTABLE INVESTMENT OPTIONS (EQUITY OR MULTI-ASSET)    RULE: MAXIMUM 60% OF ALLOCATION,
              MAXIMUM 20% IN ANY ONE FUND
CATEGORY 3:   LIMITED INVESTMENT OPTIONS (EQUITY, MULTI-ASSET, OR BOND)    RULE: MAXIMUM 20% OF
              ALLOCATION, MAXIMUM OF 10% IN ANY ONE FUND



CATEGORY 1: FIXED INCOME    RULE: MINIMUM 40% OF ALLOCATION



Hartford Money Market HLS Fund
Hartford Total Return Bond HLS Fund
Hartford U.S. Government Securities HLS Fund
Invesco V.I. Money Market Fund* (available on or about July 15, 2013)



CATEGORY 2: ACCEPTABLE INVESTMENT OPTIONS (EQUITY OR MULTI-ASSET)    RULE:
MAXIMUM 60% OF ALLOCATION, MAXIMUM 20% IN ANY ONE FUND



AllianceBernstein VP Balanced Wealth Strategy Portfolio
AllianceBernstein VP International Growth Portfolio
AllianceBernstein VP International Value Portfolio
AllianceBernstein VP Value Portfolio
Fidelity VIP Contrafund Portfolio
Fidelity VIP Dynamic Capital Appreciation Portfolio
Fidelity VIP Equity-Income Portfolio
Fidelity VIP Growth Portfolio
Hartford Balanced HLS Fund
Hartford Capital Appreciation HLS Fund
Hartford Disciplined Equity HLS Fund
Hartford Dividend and Growth HLS Fund
Hartford Global Growth HLS Fund
Hartford Global Research HLS
Hartford Growth HLS Fund
Hartford Growth Opportunities HLS Fund
Hartford Index HLS Fund
Hartford Stock HLS Fund
Hartford Value HLS Fund
Invesco Van Kampen Comstock
Invesco Van Kampen Growth & Income
Lord Abbett Calibrated Dividend Growth Portfolio
Lord Abbett Classic Stock
Lord Abbett Fundamental Equity
Lord Abbett Growth & Income Portfolio
Oppenheimer Capital Appreciation Fund
Oppenheimer Global Securities Fund
Oppenheimer Main Street Fund
Putnam Equity Income
Putnam George Putnam Balanced
Putnam Global Asset Allocation Fund
Putnam Growth & Income
Putnam International Equity Fund
Putnam International Value
Putnam Investors

APP D-2

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Putnam Multi-cap Growth
Putnam Voyager



CATEGORY 3: LIMITED INVESTMENT OPTIONS (EQUITY, MULTI-ASSET, OR BOND)    RULE:
MAXIMUM 20% OF ALLOCATION, MAXIMUM OF 10% IN ANY ONE FUND



AllianceBernstein VP Small/Mid-Cap Value Portfolio
Fidelity VIP Mid Cap Portfolio
Fidelity VIP Value Strategies Portfolio
Hartford High Yield HLS Fund
Hartford International Opportunities HLS Fund
Hartford Mid Cap Value HLS Fund
Hartford Small Cap Growth HLS Fund
Hartford Small Company HLS Fund
Hartford Small/Mid Cap Equity HLS Fund
Invesco Van Kampen VI American Value Fund
UIF Emerging Markets Equity
UIF Mid Cap Growth Portfolio
Invesco Van Kampen Mid Cap Growth Portfolio
Lord Abbett Bond-Debenture Portfolio
Oppenheimer Main Street Small Cap Fund
Oppenheimer Small/Mid Cap Growth
Putnam Diversified Income Fund
Putnam Small Cap Value Fund



                (2) ASSET ALLOCATIONS MODELS (EFFECTIVE 5/1/13)



                                                                                   HARTFORD LIB & LIF RIDERS
FUND                                                          CONSERVATIVE 2            BALANCED 2            MODERATE GROWTH 2
---------------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities VA                                        3%                     3%                       4%
Putnam International Value Fund                                         3%                     3%                       4%
Fidelity Mid Cap Fund                                                   2%                     3%                       3%
Hartford Disciplined Equity HLS Fund                                    6%                     7%                       8%
Hartford Dividend & Growth HLS Fund                                     5%                     6%                       7%
Hartford Value HLS Fund                                                 4%                     5%                       6%
Hartford Growth Opportunities HLS Fund                                  4%                     7%                       8%
Hartford International Opportunities HLS Fund                           3%                     4%                       5%
Hartford Small Company HLS Fund                                         0%                     0%                       2%
Hartford Total Return Bond HLS Fund                                    49%                    44%                      40%
Hartford High Yield HLS Fund                                            4%                     2%                       0%
Lord Abbett Fundamental Equity VC                                       4%                     5%                       6%
Putnam VT Multi-cap Growth                                              3%                     4%                       5%
Oppenheimer Main St. Small/Mid Cap VA                                   3%                     3%                       2%
Lord Abbett Bond Debenture VC                                           7%                     4%                       0%
TOTAL                                                                 100%                   100%                     100%

                                                                     APP D-3

-------------------------------------------------------------------------------


              (3) INVESTMENT MODELS (LIB RIDERS EFFECTIVE 5/1/13)



INVESTMENT MODEL OPTION A: HARTFORD


FUNDS
--------------------------------------------------------------------------------
Hartford Total Return Bond HLS Fund                                      40%
Hartford Capital Appreciation HLS Fund                                   20%
Hartford Dividend and Growth HLS Fund                                    20%
Hartford Small Company HLS Fund                                          10%
Hartford International Opportunities HLS Fund                            10%
TOTAL                                                                   100%

INVESTMENT MODEL OPTION B: DIVERSIFIVE

FUNDS
--------------------------------------------------------------------------------
Hartford Total Return Bond HLS Fund                                      40%
Fidelity VIP ContraFund                                                  20%
Lord Abbett Growth & income Portfolios                                   20%
Hartford International Opportunities HLS Fund                            10%
Oppenheimer Global Securities                                            10%
TOTAL                                                                   100%

                                                                     APP E-1

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APPENDIX E - ENHANCED SURRENDER VALUE OFFER [FOR ELIGIBLE CONTRACTS WITH THE HARTFORD'S LIFETIME INCOME BUILDER II RIDER]

For a limited time, the Company will make an Enhanced Surrender Value Offer to Eligible Contract Owners who have the Lifetime Income Builder II optional guaranteed minimum withdrawal benefit rider. The Lifetime Income Benefit II rider is a guaranteed benefit rider designed to help protect your investment from poor market performance through potential annual automatic Payment Base increases, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value. For additional information please review the Lifetime Income Builder II rider disclosure in your prospectus.

If you are eligible for the Enhanced Surrender Value Offer, the Company will notify you in writing. IF YOU ACCEPT THE ENHANCED SURRENDER VALUE OFFER, YOU WILL FULLY SURRENDER AND TERMINATE YOUR CONTRACT AND ALL RIDERS AND BENEFITS, INCLUDING THE LIFETIME INCOME BUILDER II RIDER AND OTHER GUARANTEED LIVING OR DEATH BENEFITS. In return, we will pay you the Enhanced Surrender Value, which may be an additional, enhanced amount above the Contract's current Surrender Value.

YOU ARE NOT REQUIRED TO ACCEPT THE ENHANCED SURRENDER VALUE OFFER. If you do not accept, you do not need to take any action, and your contract and riders benefits will continue. You are encouraged to discuss this offer with your Registered Representative, tax adviser and/or your financial adviser to determine if this offer is suitable for your particular circumstances and needs. THIS ENHANCED SURRENDER VALUE OFFER IS NOT INTENDED FOR ALL CONTRACT OWNERS AND IN CERTAIN CIRCUMSTANCES MAY NOT BE IN YOUR BEST INTEREST.

We are making this offer because high market volatility, declines in the equity markets and the low interest rate environment make continuing to provide the Lifetime Income Builder II rider costly to us. We believe this Enhanced Surrender Value Offer can be mutually beneficial to both us and Contract Owners who no longer need or want the variable annuity Contract and Lifetime Income Benefit II rider. If you accept this offer, we would gain a financial benefit because we would no longer incur the cost of maintaining expensive reserves for the guarantees offered in the Contract and rider(s). You would benefit because you would receive an increase in your Contract's Surrender Value and your fees would cease.

WHO IS ELIGIBLE TO PARTICIPATE IN THE ENHANCED SURRENDER VALUE OFFER?

The Enhanced Surrender Value Offer is available to Contract Owners who meet ALL of the following qualifications; we refer to Contract Owners that meet all of these qualifications as "Eligible Contract Owners":

- You must own one or more of the following series of contracts from Hartford Life Insurance Company or Hartford Life and Annuity Insurance Company as of the date you accept the Enhanced Surrender Value Offer:

       -   The Director M

       -   The Director M Access

       -   The Director M Edge

       -   The Director M Plus

       -   The Director M Outlook

       -   Hartford Leaders Series III

       -   Hartford Leaders Access Series III

       -   Hartford Leaders Edge Series III

       -   Hartford Leaders Plus Series III

       -   Hartford Leaders Outlook Series III

- You must have elected and currently maintain the Hartford's Lifetime Income Builder II rider.

- You must not have elected the optional death benefits Maximum Anniversary Value or Maximum Anniversary Value Plus.

- You must not have reached your Annuity Commencement Date or annuitized your Contract.

- You must not be receiving Lifetime Benefit Payments under the Lifetime Income Builder II where your Contract Value has been reduced to below our minimum Contract Value.

- You must not have submitted additional premium payments after the date of this supplement unless the payment was made under our InvestEase Program.

APP E-2

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- Your state must have approved the Enhanced Surrender Value Offer contract rider.

-   You must be a customer of a Financial Intermediary.

- We must receive a signed acknowledgement and full surrender request at our Administrative Offices accepting the Enhanced Surrender Value Offer before the expiration of the Enhanced Surrender Value Offer. We refer to the receipt of BOTH the signed acknowledgement and full surrender request at our Administrative Offices as "In Good Order." If there is a Joint Contract Owner, both Owners must sign both forms. IF WE DO NOT RECEIVE A COMPLETE ACKNOWLEDGEMENT FORM WITH YOUR FULL SURRENDER REQUEST WE WILL PROCESS THE FULL SURRENDER BUT YOU WILL NOT RECEIVE THE ENHANCED SURRENDER VALUE.

YOU MAY CALL US AT 1-800-501-8126 TO CONFIRM WHETHER OR NOT YOU ARE AN ELIGIBLE CONTRACT OWNER.

HOW IS THE ENHANCED SURRENDER VALUE DETERMINED?

If you are an Eligible Contract Owner and you have accepted the Enhanced Surrender Value Offer, you will Surrender your Contract, Lifetime Income Builder II rider and any other rider associated with your Contract and they will terminate. We will pay you the Enhanced Surrender Value amount which is the greater of:

    (a) Contract Value on the full Surrender date. Any applicable fees upon Surrender will be waived; or

    (b) Contract Value on the full Surrender date plus 20% of Payment Base subject to a cap of 90% of Payment Base. Any applicable fees upon Surrender will be waived.

We will determine your Payment Base as of the date of this supplement. The Payment Base will be locked-in as of this date and will not change. The cap will only be adjusted for any partial Surrenders taken prior to our receipt of your signed acknowledgement and full Surrender request. No automatic Payment Base increases will apply during this period if you accept this offer. We will calculate your Enhanced Surrender Value as of the Valuation Date after receipt of your properly completed acknowledgement and full Surrender request and any other administrative forms required. If you own a Plus contract, and accept the offer, we will not recapture any Premium Enhancement. Please see Examples 1-3 below for an illustration of the Enhanced Surrender Value amount calculation.

YOU MAY CALL US AT 1-800-501-8126 TO DETERMINE YOUR CURRENT ENHANCED SURRENDER VALUE. YOUR SURRENDER VALUE USED IN COMPUTING THIS AMOUNT FLUCTUATES ON A DAILY BASIS AND YOUR ENHANCED SURRENDER VALUE MAY BE DIFFERENT ON THE DATE OF SURRENDER.

HOW DOES THE ENHANCED SURRENDER VALUE OFFER WORK?

- WE MUST RECEIVE YOUR SIGNED ACKNOWLEDGEMENT AND FULL SURRENDER REQUEST IN GOOD ORDER AT OUR ADMINISTRATIVE OFFICES TO ACCEPT THE ENHANCED SURRENDER VALUE OFFER.

- The full surrender request form is an administrative form that provides your contract information to us such as the account number and needs to be signed by you and/or a joint owner. The acknowledgement form is an administrative form that requires that you and/or a joint contract owner acknowledge that you understand that your contract and riders benefits will terminate. IF WE DO NOT RECEIVE BOTH FORMS IN GOOD ORDER, YOU WILL NOT RECEIVE THE ENHANCED SURRENDER VALUE.

- Acceptance of the Enhanced Surrender Value Offer will constitute a full Surrender of your Contract and all riders. You may Surrender more than one Contract, if eligible. Partial Surrenders will not be permitted. You can only accept this offer in its entirety. If we do not receive your acceptance before the offer expires, we will consider you to have rejected this offer.

-   No payments will be made to you except for the Enhanced Surrender Value.

- No Contingent Deferred Sales Charges, rider charges or any other fees will apply to amounts Surrendered.

- After we receive your signed acknowledgement and full surrender request In Good Order at our Administrative Offices, we will calculate your Enhanced Surrender Value Offer amount. We will terminate your Contract and all riders, issue your Enhanced Surrender Value Offer rider, and pay you the Enhanced Surrender Value amount.

-   You must return your existing Contract to us (unless lost or destroyed).

-   You cannot reinstate your Contract after it is terminated.

WHAT OTHER THINGS MIGHT BE CONSIDERED?

- WE CANNOT RECOMMEND WHETHER OR NOT THE ENHANCED SURRENDER VALUE OFFER IS THE RIGHT CHOICE FOR YOU. PLEASE DISCUSS THE MERITS OF THIS ENHANCED SURRENDER VALUE OFFER WITH YOUR REGISTERED REPRESENTATIVE TO BE SURE THAT THE ENHANCED SURRENDER VALUE OFFER IS SUITABLE FOR YOU BASED ON YOUR PARTICULAR CIRCUMSTANCES.

- You and your Registered Representative, tax adviser and/or financial adviser must consider whether accepting the Enhanced Surrender Value Offer amount is appropriate for you versus maintaining your Contract, Death Benefit protection, tax deferral, ability to receive lifetime annuity payments based on guaranteed annuity purchase rates, guaranteed lifetime income and Death Benefit protection provided under the Lifetime Income Builder II rider, and any benefits provided under other riders you may

                                                                     APP E-3

-------------------------------------------------------------------------------

     own. There is no compensation paid to the Registered Representative or Financial Intermediary if you participate in this program.

- A full Surrender of your Contract may be taxable to you. You are urged to review this offer with your tax adviser regarding the tax consequences of liquidating your Contract and the tax treatment of the Enhanced Surrender Value Offer amount. A 10% tax penalty also may apply if you Surrender before age 59 1/2. Please carefully review the Tax Considerations section of the prospectus for additional information.

- In your evaluation of the Enhanced Surrender Value Offer, you should consult with your Registered Representative, your tax adviser, financial adviser and potentially any beneficiaries named in the Contract to determine whether you still need or may need the guaranteed lifetime income provided by the Lifetime Income Benefit II rider and/or the Death Benefit provided by your Contract.

- YOUR ENHANCED SURRENDER VALUE AMOUNT MAY BE EQUAL TO - OR NOT SIGNIFICANTLY DIFFERENT FROM - YOUR EXISTING SURRENDER VALUE, WHICH MEANS YOU MAY BE SURRENDERING YOUR CONTRACT AND RIDER(S) WITHOUT ANY ADDITIONAL BENEFIT TO YOU.

- If you plan on using the Enhanced Surrender Value to purchase a new annuity contract, you should compare both contracts carefully. There may be a new surrender charge period on the new contract, charges may be higher, and benefits may be different.

- IF YOU ACCEPT THE ENHANCED SURRENDER VALUE OFFER, YOU WILL RECEIVE THE ENHANCED SURRENDER VALUE OFFER AMOUNT WHICH MAY BE LESS THAN THE AMOUNT YOU WOULD HAVE RECEIVED DURING YOUR LIFETIME UNDER YOUR CONTRACT AND THE LIFETIME INCOME BUILDER II RIDER (AND OTHER RIDERS YOU MAY OWN). YOU WILL ALSO LOSE ALL DEATH BENEFITS UNDER YOUR CONTRACT OR RIDER(S), INCLUDING ANY STANDARD OR OPTIONAL DEATH BENEFIT.

ENHANCED SURRENDER VALUE OFFER EXAMPLES:

EXAMPLE 1

Assume the Lifetime Income Benefit II Payment Base is $100,000 and the Contract Value is $60,000. The amount of the Enhanced Surrender Value offer is $80,000, $20,000 higher than the current Contract Value. Assume the Contract Owner accepts the offer 30 days later at which time the Contract Value has decreased to $54,000. Further assume there are no changes to any other facts that affect the calculation of the offer amount. The amount of the Enhanced Surrender Value offer would be $74,000, $20,000 higher than the Contract Value of $54,000 on the Valuation Day we receive your signed acknowledgement form and full surrender request In Good Order.

EXAMPLE 2

Assume the Lifetime Income Benefit II Payment Base is $100,000 and the Contract Value is $60,000. The amount of the Enhanced Surrender Value offer is $80,000, $20,000 higher than the current Contract Value. Assume the Contract Owner accepts the offer 30 days later at which time the Contract Value has increased to $72,000. Further assume there are no changes to any other facts that affect the calculation of the offer amount. The amount of the Enhanced Surrender Value offer would be $90,000, $18,000 higher than the Contract Value of $72,000 on the Valuation Day we receive your signed acknowledgement form and full surrender request In Good Order.

EXAMPLE 3

Assume the Lifetime Income Benefit II Payment Base is $100,000 and the Contract Value is $60,000. The amount of the Enhanced Surrender Value offer is $80,000, $20,000 higher than the current Contract Value. Assume the Contract Owner withdraws $4,800 after the offer date and the Contract Value including the $4,800 withdrawals decreases to $56,500 on the date the offer is accepted. Further assume there are no changes to any other facts that affect the calculation of the offer amount. The amount of the Enhanced Surrender Value offer would be $76,500, $20,000 higher than the Contract Value of $56,500 on the Valuation Day we receive your signed acknowledgement form and full surrender request In Good Order.

EXAMPLE 4

Assume the Lifetime Income Benefit II Payment Base is $100,000, the Contract Value is $120,000, and the Surrender Value is $119,929 because of one month pro-rated rider fee charge. The amount of the Enhanced Surrender Value offer is $120,000, same as the current Contract Value and $71 higher than the current Surrender Value. Assume the Contract Owner accepts the offer 30 days later at which time the Contract Value stays at $120,000 and the Surrender Value has decreased to $119,858 because of one additional month of rider fee. Further assume there are no changes to any other facts that affect the calculation of the offer amount. The amount of the Enhanced Surrender Value offer would be $120,000, $142 higher than the Surrender Value of $119,858 on the Valuation Day we receive your signed acknowledgement form and full surrender request In Good Order.

APP E-4

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The Enhanced Surrender Value Offer is available for a limited time. The Company will provide written notice to you when the program commences and reserves the right to terminate or suspend this program completely or in any state at any time. This program will terminate on a date that we determine in the future. All eligible contract owners will receive prior written notice of this date ("the Offer Termination Date"). After the Offer Termination Date, we may offer different and/or more favorable programs to other Contract Owners. We reserve the right to reject any request to accept the Enhanced Surrender Value Offer. The Enhanced Surrender Value Offer may not be available in all states, through all Financial Intermediaries or for all contracts.

-------------------------------------------------------------------------------

To obtain a Statement of Additional Information, please complete the form below and mail to:


     Hartford Life Insurance Company
     PO Box 14293
     Lexington, KY 40512-4293


Please send a Statement of Additional Information for Series I of The Director M Outlook variable annuity to me at the following address:

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                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION
                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                             SEPARATE ACCOUNT THREE


                         WELLS FARGO DIRECTOR M OUTLOOK


This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the Prospectus.

To obtain a Prospectus, send a written request to:


Hartford Life and Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293



Date of Prospectus: May 1, 2013
Date of Statement of Additional Information: May 1, 2013


TABLE OF CONTENTS


GENERAL INFORMATION                                                            2
  Safekeeping of Assets                                                        2
  Experts                                                                      2
  Non-Participating                                                            2
  Misstatement of Age or Sex                                                   2
  Principal Underwriter                                                        2
  Additional Payments                                                          2
PERFORMANCE RELATED INFORMATION                                                3
  Total Return for all Sub-Accounts                                            4
  Yield for Sub-Accounts                                                       4
  Money Market Sub-Accounts                                                    4
  Additional Materials                                                         4
  Performance Comparisons                                                      5
ACCUMULATION UNIT VALUES                                                       6
FINANCIAL STATEMENTS                                                        SA-1

2

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GENERAL INFORMATION

SAFEKEEPING OF ASSETS

We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.

EXPERTS


The statutory-basis financial statements of Hartford Life and Annuity Insurance Company (the "Company") as of December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report dated April 10, 2013 (which report expresses an unmodified opinion in accordance with accounting practices prescribed and permitted by the Insurance Department of the State of Connecticut), and the statements of assets and liabilities of Hartford Life and Annuity Insurance Company Separate Account Three as of December 31, 2012, and the related statements of operations for each of the periods presented in the year then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report dated March 28, 2013, which reports are both included in the Statement of Additional Information which is part of the registration statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.


NON-PARTICIPATING

The Contract is non-participating and we pay no dividends.

MISSTATEMENT OF AGE OR SEX

If an Annuitant's age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.

PRINCIPAL UNDERWRITER

The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. ("HSD"). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.


We currently pay HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2012: $3,828,903; 2011: $4,878,705; and 2010: $6,830,218.


ADDITIONAL PAYMENTS


As stated in the prospectus, we (or our affiliates) pay Additional Payments to Financial Intermediaries. In addition to the Financial Intermediaries listed in the prospectus with whom we have an ongoing contractual arrangement to make Additional Payments, listed below are all Financial Intermediaries that received Additional Payments in excess of $100 in 2012 of items such as sponsorship of meetings, education seminars, and travel and entertainment, whether or not an ongoing contractual relationship exists.



Acument Securities, Inc., Aegis Investments, Inc., Allen & Company of Florida, Inc., Alliance Bank, Allied Beacon Partners, American Century Brokerage, American Funds & Trust, Inc., American Independent Securities Group, American Portfolios Financial Services, Ameriprise Financial Services, Inc., Ameritas Investment Corp., Arvest Asset Management, Ausdal Financial Partners Inc., AXA Advisors, LLC, B.C. Ziegler and Company, BancWest Investment Services, Inc., Bank of the West, Bank Securities Association, Bankers & Investors Co., BB&T Investment Services, Inc., BBVA Compass Investment Solutions, BCG Securities, Inc., Beaconsfield Financial Services, Inc., Benchmark Investments, Inc., Benjamin F. Edwards, Berthel, Fisher & Co. Financial Services, Boenning & Scattergood, Inc., Broker Dealer Financial Svcs Corp., Brown, Lisle & Cummings, Inc., Bruce A. Lefavi Securities, Inc., Cadaret, Grant & Co., Inc., Cambridge Investment Research, Inc., Cantella & Co., Inc., Capital Analysts, Inc., Capital Financial Services Inc., Capital Guardian, LLC, Capital Investment Group, Inc., Capitol Securities Management, Inc., Cary Street Partners, LLC, CCF Investments, Inc., CCO Investment Services Corp., Centaurus Financial, Inc., Center Street Securities, Inc., CFD Investments, Inc., Charles Schwab & Company,

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Inc, Citadel Federal Credit Union, Citigroup Global Markets, Inc., Citizens Bank, Comerica Securities, Commerce Bank, N.A., Commonwealth Financial Network, Consolidated Federal C.U., Coordinated Capital Securities, Inc., CorePlus Federal Credit Union, Crown Capital Securities, LLP, Cuna Brokerage Services, Inc., Cuso Financial Services, LLP., Cutter & Company, Inc., D.A. Davidson & Company, David A. Noyes & Company, Deutsche Bank Securities, Inc., Dominion Investor Services, Inc., Eagle One Investments, LLC, Edward Jones, Emerson Equity, LLC, Equity Services, Inc., ESB Financial, Essex Financial Services, Inc., Essex National Securities, Inc., FCG Advisors, Feltl & Company, Fifth Third Bank, Fifth Third Securities, Financial Network Investment Corp., Financial Telesis, Inc., First Allied Securities, First Citizens Bank, First Citizens Bank & Trust Co., First Citizens Investor Services, First Heartland Capital, Inc., First Interstate Bank, First Midwest Securities, First Tennessee Bank, First Tennessee Brokerage, Inc., First Western Advisors, FNIC F.I.D. Div., Folger Nolan Fleming Douglas, Foresters Equity Services, Inc., Frost Brokerage Services Inc., Frost National Bank, FSC Securities Corporation, FSIC, Fulcrum Securities, Inc., Geneos Wealth Management, Inc., Genworth Financial Securities Corp., Gilford Securities, Inc., Girard Securities, Inc., Greycourt & Company, GWN Securities, Inc., H. Beck, Inc., H. D. Vest Investment Services, Harbour Financial Services, Harbour Investments, Inc., Harris Investor Services, Inc., Harris Investors, Harvest Capital LLC, HBW Securities, LLC, Hefren - Tillotson Masterplan, Heim Young & Associates, Inc., Hightower Securities LLC, Hornor, Townsend & Kent, Inc., HSBC Bank USA, National Association, HSBC Securities
(USA) Inc., Huntington Valley Bank, Huntleigh Securities Corp., Independent Financial Group, LLC, Infinex Investment, Inc., ING Financial Advisors, LLC, ING Financial Partners, Invesco, INVEST Financial Corporation, Investacorp, Inc., Investment Centers of America, Investment Professionals, Inc., Investors Capital Corp., J.J.B. Hilliard, W.L. Lyons LLC, J. P. Turner & Company, LLC, J.W. Cole Financial, Inc., Janney Montgomery Scott, Inc., JHS Capital Advisors, Inc., Kern Schools Federal Credit Union, KeyBank, NA, Key Investment Services, LLC., KMS Financial Services, Inc., Kovack Securities, Inc., L.O. Thomas & Company, Lara, Shull & May, LTD, Larimer Capital Corporation, LaSalle Street Securities, Inc., Legacy Asset Securities, Inc., Legend Equities Corporation, Leigh Baldwin & Co., LLC, Liberty Group, LLC, Lincoln Financial Advisors Corp., Lincoln Financial Dist., Inc., Lincoln Financial Securities, Lincoln Investment Planning, Inc., Linsco / Private Ledger / Bank Div., LPL Financial Corporation, LPL Financial Services, M & T Bank, M & T Securities, Inc., Merrill Lynch, Inc., MetLife Securities, Inc., MidAmerica Financial Services, Inc., MidWest One Bank, Money Concepts Capital Corp., Morgan Keegan & Co., Inc., Morgan Keegan FID Division, Morgan Stanley Smith Barney, Multi-Financial Securities Corp., National Planning Corporation, National Securities Corp., Navy Federal Brokerage Services, Navy Federal Credit Union, Neidiger, Tucker, Bruner, Inc., New England Securities Corp., Newbridge Securities Corp., Next Financial Group, Inc., NFP Securities, Inc., Northern Trust, N.A., Northwestern Mutual Inv. Services, O.N. Equity Sales Co., OFG Financial Services, Inc., OneAmerica Securities, Inc., Oppenheimer & Co., Inc., Packerland Brokerage Services, Inc., Park Avenue Securities, LLC, Patelco Credit Union, Paulson Investment Company Inc., Penrod Financial Group, Peoples Securities, Inc., Peoples United Bank, Pershing, PlanMember Securities Corp., Prime Capital Services, Inc., PrimeVest Financial Services Inc., Princor Financial Service Corp., ProEquities, Inc., Prospera Financial Services, Pruco Securities Corp., Purshe Kaplan Sterling Investment, Putnam Investments, QA3 Financial Corp., Quest Capital Strategies, Inc., Questar Capital Corp., Raymond James Financial Services, Inc., Raymond James & Associates Inc., Raymond James FID Division, RBC Bank, RBC Capital Markets Corp., RBS Citizens, NA, Resource Horizons Group, LLC, Ridgeway & Conger, Inc., RiverStone Wealth Management, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., Sagepoint Financial, Inc., Sammons Securities Company LLC, Sanders Morris Harris, Inc., Scott & Stringfellow, Inc., Securian Financial Services, Securities America, Inc., Securities Service Network, Inc., Sigma Financial Corporation, Signator Investors Inc., Signature Securities Group, SII Investments, Sloan Securities Corp., Sorrento Pacific Financial LLC, Southwest Securities, Inc., Sovereign Bank, Stephens, Inc., Sterne Agee & Leach, Inc., Stifel, Nicolaus & Co., Inc., Stockcross Financial Services, Inc., Summit Bank, Summit Brokerage Services Inc., Sunset Financial Services, Inc., SunTrust Investment Services, Inc., Symetra Investment Services, Inc., Synovus Securities, TD Ameritrade, Inc., TFS Securities, Inc., The Capital Group Securities, Inc., The Huntington Investment Co., The Leaders Group, Inc., Tower Square Securities, Inc., Transamerica Financial Advisor, Triad Advisors, Inc., TrustCore Investments, Inc., Trustmont Financial Group, Inc., UBS Financial Services, Inc., UCB Investment Services, Inc., Union Bank & Trust, Union Bank of California, NA, UnionBanc Investment Services, United Brokerage Services, Inc., United Community Bank, United Planners Financial Services of America, US Bancorp FID, US Bancorp Investments, US Bank, NA, VALIC Financial Advisors, Inc., Valmark Securities, VanDerbilt Securities, LLC, VSR Financial Services, Inc., Waddell & Reed, Inc., Walnut Street Securities, Inc., Wayne Hummer Investments, LLC, Webster Bank, N.A., Wedbush Morgan Securities, Inc., Wells Fargo Adv. Financial Network LLC, Wells Fargo Advisors, LLC, Wells Fargo Advisors, LLC ISG, Wells Fargo Ins. Services Inv. Adv., WesBanco Securities, Inc., WFG Investments, Inc., William C. Burnside & Company, Woodbury Financial Services, Inc., World Equity Group, Inc. and WRP Investments, Inc.


PERFORMANCE RELATED INFORMATION

The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account's past performance only and is no indication of future performance.

4

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TOTAL RETURN FOR ALL SUB-ACCOUNTS

When a Sub-Account advertises its standardized total return, it will usually be calculated from the later of the date of the inception of the Sub-Account or Separate Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, we use a hypothetical initial premium payment of $1,000.00 and deduct for the Total Annual Fund Operating Expenses, any Sales Charge, Separate Account Annual Expenses without any optional charge deductions and the Annual Maintenance Fee.

The formula we use to calculate standardized total return is P(1+T) TO THE POWER OF n = ERV. In this calculation, "P" represents a hypothetical initial premium payment of $1,000.00, "T" represents the average annual total return, "n" represents the number of years and "ERV" represents the redeemable value at the end of the period.

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund or for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.

YIELD FOR SUB-ACCOUNTS

If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.

The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.

The formula we use to calculate yield is: YIELD = 2[(a - b/cd +1) TO THE POWER OF 6 - 1]. In this calculation, "a" represents the net investment income earned during the period by the underlying fund, "b" represents the expenses accrued for the period, "c" represents the average daily number of Accumulation Units outstanding during the period and "d" represents the maximum offering price per Accumulation Unit on the last day of the period.

MONEY MARKET SUB-ACCOUNTS

At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.

Current yield of a money market fund Sub-Account is calculated for a seven-day period or the "base period" without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. We then subtract an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or "BPR". Once the base period return is calculated, we then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.

The formula for this calculation is YIELD = BPR x (365/7), where BPR = (A -
B)/C. "A" is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. "B" is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. "C" represents the value of the Sub-Account at the beginning of the base period.

Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:

    EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1) TO THE POWER OF 365/7] - 1.

ADDITIONAL MATERIALS

We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.

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PERFORMANCE COMPARISONS

Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract's sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

6

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ACCUMULATION UNIT VALUES

The following information should be read in conjunction with the financial statements for the Separate Account included in this Statement of Additional Information.

There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. There are two tables below reflecting the Accumulation Unit Values for Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company. The tables show all classes of Accumulation Unit Values corresponding to all combinations of optional benefits. Tables showing only the highest and lowest possible Accumulation Unit Value appear in the prospectus, which assumes you select either no optional benefits or all optional benefits.


HARTFORD LIFE AND ANNUITY INSURANCE COMPANY



                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
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ALLIANCEBERNSTEIN VPS BALANCED WEALTH
 STRATEGY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.748          $11.266          $10.379           $8.474
  Accumulation Unit Value at end of
   period                                  $11.992          $10.748          $11.266          $10.379
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,091            1,416            1,815            2,221
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.602          $11.135          $10.279           $8.409
  Accumulation Unit Value at end of
   period                                  $11.806          $10.602          $11.135          $10.279
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   94              165              191              210
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $10.530          $11.070          $10.229           $8.377
  Accumulation Unit Value at end of
   period                                  $11.714          $10.530          $11.070          $10.229
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  183              237              228              254
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.387          $10.942          $10.131           $8.313
  Accumulation Unit Value at end of
   period                                  $11.532          $10.387          $10.942          $10.131
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  787            1,033            1,560            2,090
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.387          $10.942          $10.131           $8.313
  Accumulation Unit Value at end of
   period                                  $11.532          $10.387          $10.942          $10.131
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  787            1,033            1,560            2,090
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.027          $13.758          $12.770          $10.505
  Accumulation Unit Value at end of
   period                                  $14.427          $13.027          $13.758          $12.770
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   28                9                1                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.176          $10.752           $9.985           $8.218
  Accumulation Unit Value at end of
   period                                  $11.264          $10.176          $10.752           $9.985
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   51               61               79               67
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.907          $13.671          $12.728          $10.502
  Accumulation Unit Value at end of
   period                                  $14.251          $12.907          $13.671          $12.728
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -               13                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
ALLIANCEBERNSTEIN VPS BALANCED WEALTH
 STRATEGY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.337          $11.910          $10.638           $9.737
  Accumulation Unit Value at end of
   period                                   $8.474          $12.337          $11.910          $10.638
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,561            1,977              838              136
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.268          $11.866          $10.621           $9.734
  Accumulation Unit Value at end of
   period                                   $8.409          $12.268          $11.866          $10.621
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  262              289              231              104
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $12.233          $11.844          $10.612           $9.732
  Accumulation Unit Value at end of
   period                                   $8.377          $12.233          $11.844          $10.612
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  345              294              129                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.164          $11.801          $10.594           $9.729
  Accumulation Unit Value at end of
   period                                   $8.313          $12.164          $11.801          $10.594
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,461            1,907            1,080              384
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.164          $11.801          $10.594           $9.729
  Accumulation Unit Value at end of
   period                                   $8.313          $12.164          $11.801          $10.594
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,461            1,907            1,080              384
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.060          $11.736          $10.567           $9.724
  Accumulation Unit Value at end of
   period                                   $8.218          $12.060          $11.736          $10.567
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   73               78               51                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

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                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $6.627           $8.021           $7.238           $5.282
  Accumulation Unit Value at end of
   period                                   $7.516           $6.627           $8.021           $7.238
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  345              497              575              613
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $6.571           $7.968           $7.205           $5.268
  Accumulation Unit Value at end of
   period                                   $7.437           $6.571           $7.968           $7.205
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   27               31               36               66
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $6.542           $7.942           $7.188           $5.262
  Accumulation Unit Value at end of
   period                                   $7.397           $6.542           $7.942           $7.188
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  118              115              129              164
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $6.487           $7.890           $7.156           $5.248
  Accumulation Unit Value at end of
   period                                   $7.320           $6.487           $7.890           $7.156
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  166              222              342              448
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $6.487           $7.890           $7.156           $5.248
  Accumulation Unit Value at end of
   period                                   $7.320           $6.487           $7.890           $7.156
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  166              222              342              448
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.164          $16.052          $14.594          $10.731
  Accumulation Unit Value at end of
   period                                  $14.817          $13.164          $16.052          $14.594
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   10                8                1                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $6.404           $7.813           $7.107           $5.228
  Accumulation Unit Value at end of
   period                                   $7.205           $6.404           $7.813           $7.107
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   27               33               37               44
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.042          $15.952          $14.546          $10.728
  Accumulation Unit Value at end of
   period                                  $14.637          $13.042          $15.952          $14.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $7.545           $9.517           $9.272           $7.012
  Accumulation Unit Value at end of
   period                                   $8.479           $7.545           $9.517           $9.272
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,134            4,896            5,216            5,545
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $7.443           $9.406           $9.182           $6.958
  Accumulation Unit Value at end of
   period                                   $8.348           $7.443           $9.406           $9.182
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  547              664              761              902
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $7.392           $9.351           $9.138           $6.932
  Accumulation Unit Value at end of
   period                                   $8.282           $7.392           $9.351           $9.138
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  756              800              719              758

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.517          $10.365                -                -
  Accumulation Unit Value at end of
   period                                   $5.282          $10.517                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  518               35                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.511          $10.362                -                -
  Accumulation Unit Value at end of
   period                                   $5.268          $10.511                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   30                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $10.508          $10.360                -                -
  Accumulation Unit Value at end of
   period                                   $5.262          $10.508                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  231               49                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.502          $10.357                -                -
  Accumulation Unit Value at end of
   period                                   $5.248          $10.502                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  386               35                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.502          $10.357                -                -
  Accumulation Unit Value at end of
   period                                   $5.248          $10.502                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  386               35                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.493          $10.353                -                -
  Accumulation Unit Value at end of
   period                                   $5.228          $10.493                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   57                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS INTERNATIONAL
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.252          $14.678          $11.038           $9.315
  Accumulation Unit Value at end of
   period                                   $7.012          $15.252          $14.678          $11.038
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,259            5,796            3,145              706
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $15.165          $14.624          $11.020           $9.312
  Accumulation Unit Value at end of
   period                                   $6.958          $15.165          $14.624          $11.020
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,049              986              874              410
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $15.122          $14.597          $11.011           $9.310
  Accumulation Unit Value at end of
   period                                   $6.932          $15.122          $14.597          $11.011
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  886              723              562               82

8

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $7.291           $9.243           $9.050           $6.879
  Accumulation Unit Value at end of
   period                                   $8.153           $7.291           $9.243           $9.050
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,589            2,956            3,396            3,807
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $7.291           $9.243           $9.050           $6.879
  Accumulation Unit Value at end of
   period                                   $8.153           $7.291           $9.243           $9.050
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,589            2,956            3,396            3,807
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.162          $14.185          $13.923          $10.609
  Accumulation Unit Value at end of
   period                                  $12.450          $11.162          $14.185          $13.923
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   67               50               21                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $7.143           $9.082           $8.920           $6.800
  Accumulation Unit Value at end of
   period                                   $7.964           $7.143           $9.082           $8.920
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  370              417              453              500
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.059          $14.096          $13.878          $10.606
  Accumulation Unit Value at end of
   period                                  $12.298          $11.059          $14.096          $13.878
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   13               12                3                -
ALLIANCEBERNSTEIN VPS SMALL/MID CAP
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.778          $13.098          $10.514           $7.488
  Accumulation Unit Value at end of
   period                                  $13.733          $11.778          $13.098          $10.514
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  474              602              724              656
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.618          $12.946          $10.412           $7.431
  Accumulation Unit Value at end of
   period                                  $13.519          $11.618          $12.946          $10.412
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   58               67               85               83
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.539          $12.870          $10.362           $7.403
  Accumulation Unit Value at end of
   period                                  $13.413          $11.539          $12.870          $10.362
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  110              139              147               94
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.383          $12.721          $10.262           $7.346
  Accumulation Unit Value at end of
   period                                  $13.205          $11.383          $12.721          $10.262
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  191              263              381              412
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.383          $12.721          $10.262           $7.346
  Accumulation Unit Value at end of
   period                                  $13.205          $11.383          $12.721          $10.262
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  191              263              381              412

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $15.037          $14.544          $10.992           $9.307
  Accumulation Unit Value at end of
   period                                   $6.879          $15.037          $14.544          $10.992
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,411            4,488            3,836            1,938
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.037          $14.544          $10.992           $9.307
  Accumulation Unit Value at end of
   period                                   $6.879          $15.037          $14.544          $10.992
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,411            4,488            3,836            1,938
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.910          $14.464          $10.964           $9.302
  Accumulation Unit Value at end of
   period                                   $6.800          $14.910          $14.464          $10.964
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  568              525              539              220
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS SMALL/MID CAP
 VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.843          $11.853          $10.546           $9.413
  Accumulation Unit Value at end of
   period                                   $7.488          $11.843          $11.853          $10.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  795              878              369               83
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.776          $11.809          $10.528           $9.409
  Accumulation Unit Value at end of
   period                                   $7.431          $11.776          $11.809          $10.528
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   92               84               61               21
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.742          $11.787          $10.520           $9.408
  Accumulation Unit Value at end of
   period                                   $7.403          $11.742          $11.787          $10.520
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   90              111               58                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.676          $11.744          $10.502           $9.405
  Accumulation Unit Value at end of
   period                                   $7.346          $11.676          $11.744          $10.502
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  441              582              367              170
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.676          $11.744          $10.502           $9.405
  Accumulation Unit Value at end of
   period                                   $7.346          $11.676          $11.744          $10.502
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  441              582              367              170

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.792          $18.813          $15.215          $10.919
  Accumulation Unit Value at end of
   period                                  $19.432          $16.792          $18.813          $15.215
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   19               17                9                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.151          $12.500          $10.114           $7.262
  Accumulation Unit Value at end of
   period                                  $12.898          $11.151          $12.500          $10.114
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   39               58               79               79
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.637          $18.696          $15.165          $10.916
  Accumulation Unit Value at end of
   period                                  $19.195          $16.637          $18.696          $15.165
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.302           $8.767           $7.995           $6.712
  Accumulation Unit Value at end of
   period                                   $9.440           $8.302           $8.767           $7.995
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,881            2,572            3,029            3,181
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $8.189           $8.665           $7.918           $6.661
  Accumulation Unit Value at end of
   period                                   $9.293           $8.189           $8.665           $7.918
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  254              336              423              502
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $8.133           $8.614           $7.880           $6.635
  Accumulation Unit Value at end of
   period                                   $9.220           $8.133           $8.614           $7.880
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  344              410              403              425
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $8.022           $8.514           $7.804           $6.584
  Accumulation Unit Value at end of
   period                                   $9.077           $8.022           $8.514           $7.804
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,173            1,532            1,928            2,162
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $8.022           $8.514           $7.804           $6.584
  Accumulation Unit Value at end of
   period                                   $9.077           $8.022           $8.514           $7.804
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,173            1,532            1,928            2,162
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.598          $13.404          $12.316          $10.418
  Accumulation Unit Value at end of
   period                                  $14.218          $12.598          $13.404          $12.316
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   36               29               14                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $7.860           $8.366           $7.691           $6.509
  Accumulation Unit Value at end of
   period                                   $8.866           $7.860           $8.366           $7.691
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  169              217              250              276

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.577          $11.680          $10.476           $9.400
  Accumulation Unit Value at end of
   period                                   $7.262          $11.577          $11.680          $10.476
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   83               96               65               34
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.562          $12.259          $10.293           $9.626
  Accumulation Unit Value at end of
   period                                   $6.712          $11.562          $12.259          $10.293
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,363            2,773            1,530              395
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.497          $12.214          $10.275           $9.623
  Accumulation Unit Value at end of
   period                                   $6.661          $11.497          $12.214          $10.275
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  562              524              461              234
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.464          $12.192          $10.267           $9.621
  Accumulation Unit Value at end of
   period                                   $6.635          $11.464          $12.192          $10.267
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  450              335              235               52
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.400          $12.147          $10.250           $9.618
  Accumulation Unit Value at end of
   period                                   $6.584          $11.400          $12.147          $10.250
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,387            2,150            1,811              885
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.400          $12.147          $10.250           $9.618
  Accumulation Unit Value at end of
   period                                   $6.584          $11.400          $12.147          $10.250
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,387            2,150            1,811              885
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.303          $12.081          $10.224           $9.613
  Accumulation Unit Value at end of
   period                                   $6.509          $11.303          $12.081          $10.224
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  296              286              239              119

10

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.482          $13.320          $12.276          $10.415
  Accumulation Unit Value at end of
   period                                  $14.045          $12.482          $13.320          $12.276
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8                7                3                -
FIDELITY VIP CONTRAFUND PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.863          $12.399          $10.775           $8.082
  Accumulation Unit Value at end of
   period                                  $13.559          $11.863          $12.399          $10.775
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,252            7,895            9,871           11,211
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.701          $12.255          $10.671           $8.020
  Accumulation Unit Value at end of
   period                                  $13.348          $11.701          $12.255          $10.671
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  562              746            1,061            1,271
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.622          $12.184          $10.620           $7.990
  Accumulation Unit Value at end of
   period                                  $13.243          $11.622          $12.184          $10.620
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,051            1,225            1,230            1,366
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.464          $12.042          $10.518           $7.929
  Accumulation Unit Value at end of
   period                                  $13.037          $11.464          $12.042          $10.518
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,050            3,948            5,262            6,616
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.464          $12.042          $10.518           $7.929
  Accumulation Unit Value at end of
   period                                  $13.037          $11.464          $12.042          $10.518
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,050            3,948            5,262            6,616
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.659          $15.437          $13.516          $10.215
  Accumulation Unit Value at end of
   period                                  $16.630          $14.659          $15.437          $13.516
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  151              107               37               13
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.231          $11.833          $10.366           $7.838
  Accumulation Unit Value at end of
   period                                  $12.734          $11.231          $11.833          $10.366
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  227              318              414              479
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.523          $15.341          $13.472          $10.212
  Accumulation Unit Value at end of
   period                                  $16.427          $14.523          $15.341          $13.472
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                7                2                -
FIDELITY VIP DYNAMIC CAPITAL
 APPRECIATION PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.183           $8.552           $7.365           $5.511
  Accumulation Unit Value at end of
   period                                   $9.845           $8.183           $8.552           $7.365
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   59               55               58               41

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP CONTRAFUND PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.331          $12.414          $11.320           $9.562
  Accumulation Unit Value at end of
   period                                   $8.082          $14.331          $12.414          $11.320
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               12,634           11,162            5,354              748
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.250          $12.369          $11.301           $9.559
  Accumulation Unit Value at end of
   period                                   $8.020          $14.250          $12.369          $11.301
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,380            1,467            1,186              468
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $14.209          $12.346          $11.292           $9.557
  Accumulation Unit Value at end of
   period                                   $7.990          $14.209          $12.346          $11.292
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,551            1,401              779               87
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.129          $12.301          $11.273           $9.554
  Accumulation Unit Value at end of
   period                                   $7.929          $14.129          $12.301          $11.273
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,837            7,943            6,032            2,199
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.129          $12.301          $11.273           $9.554
  Accumulation Unit Value at end of
   period                                   $7.929          $14.129          $12.301          $11.273
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,837            7,943            6,032            2,199
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.009          $12.233          $11.245           $9.549
  Accumulation Unit Value at end of
   period                                   $7.838          $14.009          $12.233          $11.245
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  539              549              512              300
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP DYNAMIC CAPITAL
 APPRECIATION PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.548           $9.642                -                -
  Accumulation Unit Value at end of
   period                                   $5.511           $9.548                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   28                4                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $8.113           $8.496           $7.331           $5.497
  Accumulation Unit Value at end of
   period                                   $9.741           $8.113           $8.496           $7.331
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   11               13               12                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $8.078           $8.468           $7.315           $5.490
  Accumulation Unit Value at end of
   period                                   $9.690           $8.078           $8.468           $7.315
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   57               12                7                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $8.010           $8.413           $7.281           $5.476
  Accumulation Unit Value at end of
   period                                   $9.588           $8.010           $8.413           $7.281
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   58               38               50               89
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $8.010           $8.413           $7.281           $5.476
  Accumulation Unit Value at end of
   period                                   $9.588           $8.010           $8.413           $7.281
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   58               38               50               89
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.320          $16.132          $13.997          $10.553
  Accumulation Unit Value at end of
   period                                  $18.294          $15.320          $16.132          $13.997
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                6                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $7.907           $8.330           $7.232           $5.455
  Accumulation Unit Value at end of
   period                                   $9.437           $7.907           $8.330           $7.232
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   10                2                2                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.179          $16.030          $13.951          $10.550
  Accumulation Unit Value at end of
   period                                  $18.071          $15.179          $16.030          $13.951
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.838           $9.932           $8.782           $6.870
  Accumulation Unit Value at end of
   period                                  $11.333           $9.838           $9.932           $8.782
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,583            2,074            2,482            2,721
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.704           $9.816           $8.697           $6.818
  Accumulation Unit Value at end of
   period                                  $11.157           $9.704           $9.816           $8.697
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  213              286              372              445
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $9.638           $9.759           $8.655           $6.792
  Accumulation Unit Value at end of
   period                                  $11.070           $9.638           $9.759           $8.655
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  405              449              431              444

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.543           $9.639                -                -
  Accumulation Unit Value at end of
   period                                   $5.497           $9.543                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $9.540           $9.637                -                -
  Accumulation Unit Value at end of
   period                                   $5.490           $9.540                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   11                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.535           $9.635                -                -
  Accumulation Unit Value at end of
   period                                   $5.476           $9.535                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   37                2                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.535           $9.635                -                -
  Accumulation Unit Value at end of
   period                                   $5.476           $9.535                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   37                2                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.527           $9.630                -                -
  Accumulation Unit Value at end of
   period                                   $5.455           $9.527                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   13                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP EQUITY-INCOME PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.208          $12.249          $10.378           $9.543
  Accumulation Unit Value at end of
   period                                   $6.870          $12.208          $12.249          $10.378
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,956            2,463            1,476              397
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.139          $12.204          $10.361           $9.540
  Accumulation Unit Value at end of
   period                                   $6.818          $12.139          $12.204          $10.361
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  522              524              480              247
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $12.104          $12.181          $10.352           $9.538
  Accumulation Unit Value at end of
   period                                   $6.792          $12.104          $12.181          $10.352
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  480              391              234               72

12

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.507           $9.646           $8.572           $6.740
  Accumulation Unit Value at end of
   period                                  $10.897           $9.507           $9.646           $8.572
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,034            1,344            1,673            1,937
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.507           $9.646           $8.572           $6.740
  Accumulation Unit Value at end of
   period                                  $10.897           $9.507           $9.646           $8.572
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,034            1,344            1,673            1,937
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.349          $14.595          $13.003          $10.249
  Accumulation Unit Value at end of
   period                                  $16.407          $14.349          $14.595          $13.003
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   47               35               13                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.314           $9.478           $8.448           $6.662
  Accumulation Unit Value at end of
   period                                  $10.644           $9.314           $9.478           $8.448
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  150              176              229              262
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.217          $14.504          $12.960          $10.246
  Accumulation Unit Value at end of
   period                                  $16.207          $14.217          $14.504          $12.960
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                5                1                -
FIDELITY VIP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.879          $11.058           $9.072           $7.204
  Accumulation Unit Value at end of
   period                                  $12.249          $10.879          $11.058           $9.072
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  903              747              891            1,007
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.731          $10.930           $8.985           $7.149
  Accumulation Unit Value at end of
   period                                  $12.058          $10.731          $10.930           $8.985
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  107              110              121              155
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $10.658          $10.866           $8.941           $7.121
  Accumulation Unit Value at end of
   period                                  $11.964          $10.658          $10.866           $8.941
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  187              173              115              117
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.513          $10.740           $8.855           $7.067
  Accumulation Unit Value at end of
   period                                  $11.778          $10.513          $10.740           $8.855
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  458              416              608              685
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.513          $10.740           $8.855           $7.067
  Accumulation Unit Value at end of
   period                                  $11.778          $10.513          $10.740           $8.855
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  458              416              608              685
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.877          $15.236          $12.593          $10.075
  Accumulation Unit Value at end of
   period                                  $16.624          $14.877          $15.236          $12.593
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   32               11                1                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.036          $12.137          $10.335           $9.535
  Accumulation Unit Value at end of
   period                                   $6.740          $12.036          $12.137          $10.335
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,183            2,055            1,785              897
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.036          $12.137          $10.335           $9.535
  Accumulation Unit Value at end of
   period                                   $6.740          $12.036          $12.137          $10.335
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,183            2,055            1,785              897
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.934          $12.070          $10.309           $9.530
  Accumulation Unit Value at end of
   period                                   $6.662          $11.934          $12.070          $10.309
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  288              292              276              112
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.892          $11.145          $10.627           $9.553
  Accumulation Unit Value at end of
   period                                   $7.204          $13.892          $11.145          $10.627
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,136            1,140              547               70
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.814          $11.104          $10.609           $9.550
  Accumulation Unit Value at end of
   period                                   $7.149          $13.814          $11.104          $10.609
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  171              157              115               34
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $13.775          $11.084          $10.600           $9.548
  Accumulation Unit Value at end of
   period                                   $7.121          $13.775          $11.084          $10.600
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  269              404               85               11
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.697          $11.043          $10.582           $9.545
  Accumulation Unit Value at end of
   period                                   $7.067          $13.697          $11.043          $10.582
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  739              748              556              171
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.697          $11.043          $10.582           $9.545
  Accumulation Unit Value at end of
   period                                   $7.067          $13.697          $11.043          $10.582
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  739              748              556              171
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.300          $10.554           $8.727           $6.986
  Accumulation Unit Value at end of
   period                                  $11.504          $10.300          $10.554           $8.727
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   57               80               93              110
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.739          $15.140          $12.551          $10.072
  Accumulation Unit Value at end of
   period                                  $16.421          $14.739          $15.140          $12.551
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                3                -                -
FIDELITY VIP MID CAP PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.733          $14.513          $11.470           $8.340
  Accumulation Unit Value at end of
   period                                  $14.355          $12.733          $14.513          $11.470
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,563            1,984            2,421            2,613
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.560          $14.345          $11.359           $8.276
  Accumulation Unit Value at end of
   period                                  $14.132          $12.560          $14.345          $11.359
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  160              219              309              359
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $12.474          $14.261          $11.305           $8.244
  Accumulation Unit Value at end of
   period                                  $14.022          $12.474          $14.261          $11.305
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  286              371              487              380
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.305          $14.096          $11.196           $8.181
  Accumulation Unit Value at end of
   period                                  $13.804          $12.305          $14.096          $11.196
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,015            1,290            1,668            1,972
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.305          $14.096          $11.196           $8.181
  Accumulation Unit Value at end of
   period                                  $13.804          $12.305          $14.096          $11.196
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,015            1,290            1,668            1,972
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.670          $17.996          $14.329          $10.497
  Accumulation Unit Value at end of
   period                                  $17.535          $15.670          $17.996          $14.329
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   67               61               32                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.055          $13.851          $11.034           $8.087
  Accumulation Unit Value at end of
   period                                  $13.483          $12.055          $13.851          $11.034
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  123              172              225              237
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.525          $17.883          $14.282          $10.494
  Accumulation Unit Value at end of
   period                                  $17.321          $15.525          $17.883          $14.282
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    5                6                4                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.581          $10.983          $10.556           $9.540
  Accumulation Unit Value at end of
   period                                   $6.986          $13.581          $10.983          $10.556
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  125              333               81               27
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
FIDELITY VIP MID CAP PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.032          $12.362          $11.176           $9.318
  Accumulation Unit Value at end of
   period                                   $8.340          $14.032          $12.362          $11.176
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,667            2,559            1,641              413
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.953          $12.317          $11.157           $9.314
  Accumulation Unit Value at end of
   period                                   $8.276          $13.953          $12.317          $11.157
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  360              369              332              124
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $13.913          $12.294          $11.148           $9.313
  Accumulation Unit Value at end of
   period                                   $8.244          $13.913          $12.294          $11.148
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  395              392              309               45
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.834          $12.249          $11.129           $9.310
  Accumulation Unit Value at end of
   period                                   $8.181          $13.834          $12.249          $11.129
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,129            2,197            1,850              700
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.834          $12.249          $11.129           $9.310
  Accumulation Unit Value at end of
   period                                   $8.181          $13.834          $12.249          $11.129
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,129            2,197            1,850              700
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.717          $12.182          $11.101           $9.305
  Accumulation Unit Value at end of
   period                                   $8.087          $13.717          $12.182          $11.101
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  255              268              516              319
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

14

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
FIDELITY VIP VALUE STRATEGIES
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.168          $11.359           $9.136           $5.907
  Accumulation Unit Value at end of
   period                                  $12.715          $10.168          $11.359           $9.136
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  225              187              272              296
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.030          $11.227           $9.048           $5.862
  Accumulation Unit Value at end of
   period                                  $12.517          $10.030          $11.227           $9.048
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   11               22               48               47
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $9.961          $11.161           $9.004           $5.839
  Accumulation Unit Value at end of
   period                                  $12.419           $9.961          $11.161           $9.004
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   70               66              126              160
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.826          $11.032           $8.917           $5.795
  Accumulation Unit Value at end of
   period                                  $12.226           $9.826          $11.032           $8.917
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  173              215              397              410
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.826          $11.032           $8.917           $5.795
  Accumulation Unit Value at end of
   period                                  $12.226           $9.826          $11.032           $8.917
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  173              215              397              410
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $18.079          $20.349          $16.489          $10.742
  Accumulation Unit Value at end of
   period                                  $22.439          $18.079          $20.349          $16.489
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   11                7                3                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.626          $10.840           $8.788           $5.728
  Accumulation Unit Value at end of
   period                                  $11.942           $9.626          $10.840           $8.788
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   29               31               39               33
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.912          $20.221          $16.435          $10.739
  Accumulation Unit Value at end of
   period                                  $22.165          $17.912          $20.221          $16.435
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD BALANCED HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.126           $5.114           $4.634           $3.614
  Accumulation Unit Value at end of
   period                                   $5.651           $5.126           $5.114           $4.634
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,400            1,625            1,892            1,799
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $5.030           $5.028           $4.566           $3.568
  Accumulation Unit Value at end of
   period                                   $5.535           $5.030           $5.028           $4.566
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  227              250              272              219
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.164           $1.165           $1.059           $0.828
  Accumulation Unit Value at end of
   period                                   $1.280           $1.164           $1.165           $1.059
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,513            1,757            1,576            1,186

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
FIDELITY VIP VALUE STRATEGIES
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.322          $11.874          $10.401           $8.953
  Accumulation Unit Value at end of
   period                                   $5.907          $12.322          $11.874          $10.401
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  291              310               65               16
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.252          $11.831          $10.384           $8.950
  Accumulation Unit Value at end of
   period                                   $5.862          $12.252          $11.831          $10.384
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   19               24               17                9
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $12.217          $11.809          $10.375           $8.948
  Accumulation Unit Value at end of
   period                                   $5.839          $12.217          $11.809          $10.375
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   33               89               16                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.148          $11.766          $10.358           $8.945
  Accumulation Unit Value at end of
   period                                   $5.795          $12.148          $11.766          $10.358
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  372              369              281              158
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.148          $11.766          $10.358           $8.945
  Accumulation Unit Value at end of
   period                                   $5.795          $12.148          $11.766          $10.358
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  372              369              281              158
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.045          $11.701          $10.332           $8.940
  Accumulation Unit Value at end of
   period                                   $5.728          $12.045          $11.701          $10.332
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   29               69               12                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD BALANCED HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.372           $5.119           $4.699           $4.355
  Accumulation Unit Value at end of
   period                                   $3.614           $5.372           $5.119           $4.699
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,813            1,621            1,207              380
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $5.314           $5.074           $4.667           $4.331
  Accumulation Unit Value at end of
   period                                   $3.568           $5.314           $5.074           $4.667
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  247              222              206              109
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.235           $1.180           $1.087           $1.009
  Accumulation Unit Value at end of
   period                                   $0.828           $1.235           $1.180           $1.087
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,156              851              676              126

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.142           $1.145           $1.043           $0.818
  Accumulation Unit Value at end of
   period                                   $1.253           $1.142           $1.145           $1.043
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,004            5,252            7,128            6,125
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.142           $1.145           $1.043           $0.818
  Accumulation Unit Value at end of
   period                                   $1.253           $1.142           $1.145           $1.043
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,004            5,252            7,128            6,125
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.366          $14.439          $13.183          $10.359
  Accumulation Unit Value at end of
   period                                  $15.719          $14.366          $14.439          $13.183
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   64               34               18                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.125           $1.131           $1.033           $0.812
  Accumulation Unit Value at end of
   period                                   $1.230           $1.125           $1.131           $1.033
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  542              429              650              551
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.233          $14.349          $13.139          $10.356
  Accumulation Unit Value at end of
   period                                  $15.527          $14.233          $14.349          $13.139
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                3                -                -
HARTFORD CAPITAL APPRECIATION HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.584          $12.140          $10.588           $7.386
  Accumulation Unit Value at end of
   period                                  $12.327          $10.584          $12.140          $10.588
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,058            1,404            1,743            1,492
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.516          $12.085          $10.562           $7.382
  Accumulation Unit Value at end of
   period                                  $12.222          $10.516          $12.085          $10.562
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  122              126              206              252
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $10.482          $12.058          $10.549           $7.381
  Accumulation Unit Value at end of
   period                                  $12.170          $10.482          $12.058          $10.549
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  272              327              289              274
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.414          $12.004          $10.522           $7.377
  Accumulation Unit Value at end of
   period                                  $12.067          $10.414          $12.004          $10.522
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  747            1,020            1,398            1,351
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.414          $12.004          $10.522           $7.377
  Accumulation Unit Value at end of
   period                                  $12.067          $10.414          $12.004          $10.522
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  747            1,020            1,398            1,351
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.630          $16.907          $14.857          $10.442
  Accumulation Unit Value at end of
   period                                  $16.912          $14.630          $16.907          $14.857
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   47               48               35                8

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.222           $1.170           $1.079           $1.003
  Accumulation Unit Value at end of
   period                                   $0.818           $1.222           $1.170           $1.079
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,599            7,748            5,626            3,125
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.222           $1.170           $1.079           $1.003
  Accumulation Unit Value at end of
   period                                   $0.818           $1.222           $1.170           $1.079
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,599            7,748            5,626            3,125
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.217           $1.169           $1.082           $1.008
  Accumulation Unit Value at end of
   period                                   $0.812           $1.217           $1.169           $1.082
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  615              719              611              334
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD CAPITAL APPRECIATION HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $7.517                -                -                -
  Accumulation Unit Value at end of
   period                                   $7.386                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  199                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $7.516                -                -                -
  Accumulation Unit Value at end of
   period                                   $7.382                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   31                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $7.515                -                -                -
  Accumulation Unit Value at end of
   period                                   $7.381                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $7.513                -                -                -
  Accumulation Unit Value at end of
   period                                   $7.377                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  171                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $7.513                -                -                -
  Accumulation Unit Value at end of
   period                                   $7.377                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  171                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

16

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.313          $11.923          $10.483           $7.371
  Accumulation Unit Value at end of
   period                                  $11.914          $10.313          $11.923          $10.483
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  108              134               97              117
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.495          $16.801          $14.808          $10.439
  Accumulation Unit Value at end of
   period                                  $16.705          $14.495          $16.801          $14.808
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                6                1                -
HARTFORD DISCIPLINED EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.267           $1.272           $1.134           $0.917
  Accumulation Unit Value at end of
   period                                   $1.466           $1.267           $1.272           $1.134
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               34,097           41,926           54,187           63,590
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.243           $1.251           $1.117           $0.905
  Accumulation Unit Value at end of
   period                                   $1.436           $1.243           $1.251           $1.117
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,146            8,237           11,171           13,927
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $10.633          $10.714           $9.574           $7.766
  Accumulation Unit Value at end of
   period                                  $12.272          $10.633          $10.714           $9.574
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  808              880              911              931
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.106           $1.117           $1.000           $0.813
  Accumulation Unit Value at end of
   period                                   $1.274           $1.106           $1.117           $1.000
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               28,468           37,380           50,669           60,387
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.106           $1.117           $1.000           $0.813
  Accumulation Unit Value at end of
   period                                   $1.274           $1.106           $1.117           $1.000
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               28,468           37,380           50,669           60,387
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.082          $14.253          $12.795          $10.425
  Accumulation Unit Value at end of
   period                                  $16.179          $14.082          $14.253          $12.795
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  123               98               30                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.009           $1.022           $0.918           $0.748
  Accumulation Unit Value at end of
   period                                   $1.159           $1.009           $1.022           $0.918
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,939            6,184            7,764            9,023
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.952          $14.164          $12.753          $10.422
  Accumulation Unit Value at end of
   period                                  $15.982          $13.952          $14.164          $12.753
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   28               19                2                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $7.510                -                -                -
  Accumulation Unit Value at end of
   period                                   $7.371                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   24                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD DISCIPLINED EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.485           $1.393           $1.259           $1.157
  Accumulation Unit Value at end of
   period                                   $0.917           $1.485           $1.393           $1.259
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               69,767           81,084           55,296           12,076
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.469           $1.381           $1.250           $1.151
  Accumulation Unit Value at end of
   period                                   $0.905           $1.469           $1.381           $1.250
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               16,413           18,130           16,884            7,910
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $12.618          $11.870          $10.758           $9.910
  Accumulation Unit Value at end of
   period                                   $7.766          $12.618          $11.870          $10.758
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,090            1,208              861              158
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.323           $1.247           $1.133           $1.045
  Accumulation Unit Value at end of
   period                                   $0.813           $1.323           $1.247           $1.133
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               67,581           77,374           69,351           31,148
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.323           $1.247           $1.133           $1.045
  Accumulation Unit Value at end of
   period                                   $0.813           $1.323           $1.247           $1.133
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               67,581           77,374           69,351           31,148
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.222           $1.155           $1.052           $0.972
  Accumulation Unit Value at end of
   period                                   $0.748           $1.222           $1.155           $1.052
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                9,998           11,291           10,039            4,391
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $3.688           $3.698           $3.320           $2.706
  Accumulation Unit Value at end of
   period                                   $4.122           $3.688           $3.698           $3.320
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               20,335           25,103           28,731           31,727
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $3.619           $3.637           $3.271           $2.671
  Accumulation Unit Value at end of
   period                                   $4.037           $3.619           $3.637           $3.271
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,450            1,903            2,353            2,872
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.452           $1.460           $1.315           $1.075
  Accumulation Unit Value at end of
   period                                   $1.618           $1.452           $1.460           $1.315
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                9,341            9,938            9,446            9,831
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.425           $1.436           $1.295           $1.061
  Accumulation Unit Value at end of
   period                                   $1.585           $1.425           $1.436           $1.295
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               23,437           30,353           36,606           44,297
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.425           $1.436           $1.295           $1.061
  Accumulation Unit Value at end of
   period                                   $1.585           $1.425           $1.436           $1.295
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               23,437           30,353           36,606           44,297
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.781          $13.926          $12.594          $10.341
  Accumulation Unit Value at end of
   period                                  $15.291          $13.781          $13.926          $12.594
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  214              161               47               18
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.403           $1.418           $1.283           $1.054
  Accumulation Unit Value at end of
   period                                   $1.556           $1.403           $1.418           $1.283
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,592            3,764            3,214            3,670
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.654          $13.839          $12.552          $10.338
  Accumulation Unit Value at end of
   period                                  $15.104          $13.654          $13.839          $12.552
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   24               19                6                -
HARTFORD GLOBAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.511           $1.783           $1.586           $1.188
  Accumulation Unit Value at end of
   period                                   $1.835           $1.511           $1.783           $1.586
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  852            1,063            1,522            1,875
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.483           $1.753           $1.563           $1.173
  Accumulation Unit Value at end of
   period                                   $1.797           $1.483           $1.753           $1.563
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   67               98              105              103

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD DIVIDEND AND GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $4.069           $3.819           $3.224           $3.001
  Accumulation Unit Value at end of
   period                                   $2.706           $4.069           $3.819           $3.224
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               34,462           30,091           13,978            2,160
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $4.025           $3.786           $3.202           $2.984
  Accumulation Unit Value at end of
   period                                   $2.671           $4.025           $3.786           $3.202
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,147            2,961            2,315            1,003
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.621           $1.526           $1.292           $1.205
  Accumulation Unit Value at end of
   period                                   $1.075           $1.621           $1.526           $1.292
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               10,707           10,488            6,480            1,009
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.604           $1.513           $1.284           $1.199
  Accumulation Unit Value at end of
   period                                   $1.061           $1.604           $1.513           $1.284
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               50,277           46,380           33,300           11,903
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.604           $1.513           $1.284           $1.199
  Accumulation Unit Value at end of
   period                                   $1.061           $1.604           $1.513           $1.284
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               50,277           46,380           33,300           11,903
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.598           $1.512           $1.287           $1.204
  Accumulation Unit Value at end of
   period                                   $1.054           $1.598           $1.512           $1.287
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,948            3,791            3,881            2,508
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GLOBAL GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.539           $2.064           $1.837           $1.628
  Accumulation Unit Value at end of
   period                                   $1.188           $2.539           $2.064           $1.837
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,030            2,183            1,154              292
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $2.512           $2.045           $1.824           $1.619
  Accumulation Unit Value at end of
   period                                   $1.173           $2.512           $2.045           $1.824
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  153              162              108               69

18

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $8.351           $9.884           $8.817           $6.625
  Accumulation Unit Value at end of
   period                                  $10.112           $8.351           $9.884           $8.817
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   57               61               69               87
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.430           $1.696           $1.516           $1.141
  Accumulation Unit Value at end of
   period                                   $1.728           $1.430           $1.696           $1.516
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,028            1,226            1,495            1,705
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.430           $1.696           $1.516           $1.141
  Accumulation Unit Value at end of
   period                                   $1.728           $1.430           $1.696           $1.516
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,028            1,226            1,495            1,705
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.104          $15.580          $13.961          $10.537
  Accumulation Unit Value at end of
   period                                  $15.796          $13.104          $15.580          $13.961
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    9                6                1                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $0.979           $1.165           $1.044           $0.788
  Accumulation Unit Value at end of
   period                                   $1.180           $0.979           $1.165           $1.044
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  165              197              300              380
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.983          $15.482          $13.915          $10.534
  Accumulation Unit Value at end of
   period                                  $15.603          $12.983          $15.482          $13.915
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                1                -                -
HARTFORD GLOBAL RESEARCH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.768           $9.821           $8.602           $6.150
  Accumulation Unit Value at end of
   period                                  $10.216           $8.768           $9.821           $8.602
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   32               29               28               64
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $8.701           $9.766           $8.571           $6.140
  Accumulation Unit Value at end of
   period                                  $10.118           $8.701           $9.766           $8.571
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3               11               10                1
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $8.668           $9.738           $8.555           $6.135
  Accumulation Unit Value at end of
   period                                  $10.069           $8.668           $9.738           $8.555
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   26               11               24               26
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $8.601           $9.683           $8.524           $6.125
  Accumulation Unit Value at end of
   period                                   $9.972           $8.601           $9.683           $8.524
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   15               11               14               19
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $8.601           $9.683           $8.524           $6.125
  Accumulation Unit Value at end of
   period                                   $9.972           $8.601           $9.683           $8.524
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   15               11               14               19

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $14.203          $11.576          $10.336           $9.180
  Accumulation Unit Value at end of
   period                                   $6.625          $14.203          $11.576          $10.336
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  188              238               42                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $2.451           $2.002           $1.791           $1.593
  Accumulation Unit Value at end of
   period                                   $1.141           $2.451           $2.002           $1.791
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,894            2,175            1,442              568
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $2.451           $2.002           $1.791           $1.593
  Accumulation Unit Value at end of
   period                                   $1.141           $2.451           $2.002           $1.791
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,894            2,175            1,442              568
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.699           $1.391           $1.249           $1.113
  Accumulation Unit Value at end of
   period                                   $0.788           $1.699           $1.391           $1.249
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  470            1,436              379               84
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GLOBAL RESEARCH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.478                -                -                -
  Accumulation Unit Value at end of
   period                                   $6.150                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    9                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.474                -                -                -
  Accumulation Unit Value at end of
   period                                   $6.140                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $10.473                -                -                -
  Accumulation Unit Value at end of
   period                                   $6.135                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   13                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.469                -                -                -
  Accumulation Unit Value at end of
   period                                   $6.125                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   13                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.469                -                -                -
  Accumulation Unit Value at end of
   period                                   $6.125                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   13                -                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.606          $16.484          $14.547          $10.479
  Accumulation Unit Value at end of
   period                                  $16.891          $14.606          $16.484          $14.547
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    4                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $8.503           $9.601           $8.477           $6.109
  Accumulation Unit Value at end of
   period                                   $9.828           $8.503           $9.601           $8.477
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                5                6                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.471          $16.381          $14.499          $10.476
  Accumulation Unit Value at end of
   period                                  $16.685          $14.471          $16.381          $14.499
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.203           $1.343           $1.143           $0.865
  Accumulation Unit Value at end of
   period                                   $1.402           $1.203           $1.343           $1.143
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,535            6,641            7,846            5,030
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.181           $1.320           $1.126           $0.854
  Accumulation Unit Value at end of
   period                                   $1.373           $1.181           $1.320           $1.126
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  438              642              797              587
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.170           $1.309           $1.118           $0.849
  Accumulation Unit Value at end of
   period                                   $1.359           $1.170           $1.309           $1.118
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  672              877            1,008              588
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.148           $1.288           $1.102           $0.838
  Accumulation Unit Value at end of
   period                                   $1.331           $1.148           $1.288           $1.102
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,207            3,949            5,337            2,959
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.148           $1.288           $1.102           $0.838
  Accumulation Unit Value at end of
   period                                   $1.331           $1.148           $1.288           $1.102
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,207            3,949            5,337            2,959
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.145          $15.905          $13.641          $10.403
  Accumulation Unit Value at end of
   period                                  $16.361          $14.145          $15.905          $13.641
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   19               19                8                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.130           $1.272           $1.091           $0.833
  Accumulation Unit Value at end of
   period                                   $1.307           $1.130           $1.272           $1.091
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  263              305              428              252
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.014          $15.805          $13.596          $10.400
  Accumulation Unit Value at end of
   period                                  $16.161          $14.014          $15.805          $13.596
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.464                -                -                -
  Accumulation Unit Value at end of
   period                                   $6.109                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.510           $1.314           $1.277           $1.135
  Accumulation Unit Value at end of
   period                                   $0.865           $1.510           $1.314           $1.277
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                5,664            4,802            2,764              992
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.494           $1.303           $1.268           $1.129
  Accumulation Unit Value at end of
   period                                   $0.854           $1.494           $1.303           $1.268
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  694              642              565              335
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.486           $1.297           $1.264           $1.126
  Accumulation Unit Value at end of
   period                                   $0.849           $1.486           $1.297           $1.264
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  834              779              334              125
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.470           $1.286           $1.255           $1.119
  Accumulation Unit Value at end of
   period                                   $0.838           $1.470           $1.286           $1.255
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,260            3,223            3,395            1,850
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.470           $1.286           $1.255           $1.119
  Accumulation Unit Value at end of
   period                                   $0.838           $1.470           $1.286           $1.255
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,260            3,223            3,395            1,850
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.465           $1.285           $1.258           $1.125
  Accumulation Unit Value at end of
   period                                   $0.833           $1.465           $1.285           $1.258
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  300              280              191               86
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

20

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.426           $1.590           $1.374           $1.077
  Accumulation Unit Value at end of
   period                                   $1.780           $1.426           $1.590           $1.374
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                9,995           12,951           15,691           19,293
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.399           $1.563           $1.354           $1.063
  Accumulation Unit Value at end of
   period                                   $1.743           $1.399           $1.563           $1.354
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,002            1,507            1,844            2,244
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $14.288          $15.980          $13.853          $10.894
  Accumulation Unit Value at end of
   period                                  $17.785          $14.288          $15.980          $13.853
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  258              234              197              196
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.360           $1.524           $1.324           $1.043
  Accumulation Unit Value at end of
   period                                   $1.690           $1.360           $1.524           $1.324
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,913           10,489           13,035           16,194
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.360           $1.524           $1.324           $1.043
  Accumulation Unit Value at end of
   period                                   $1.690           $1.360           $1.524           $1.324
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,913           10,489           13,035           16,194
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.644          $15.328          $13.348          $10.544
  Accumulation Unit Value at end of
   period                                  $16.906          $13.644          $15.328          $13.348
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  101               74               34                8
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.375           $1.545           $1.346           $1.064
  Accumulation Unit Value at end of
   period                                   $1.703           $1.375           $1.545           $1.346
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  648              695              966            1,275
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.518          $15.232          $13.304          $10.541
  Accumulation Unit Value at end of
   period                                  $16.700          $13.518          $15.232          $13.304
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                -                -                -
HARTFORD HIGH YIELD HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.804           $1.751           $1.532           $1.035
  Accumulation Unit Value at end of
   period                                   $2.030           $1.804           $1.751           $1.532
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               10,367           11,999           13,633           11,023
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.770           $1.722           $1.509           $1.021
  Accumulation Unit Value at end of
   period                                   $1.988           $1.770           $1.722           $1.509
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  894            1,245            1,362            2,032

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD GROWTH OPPORTUNITIES HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.014           $1.579           $1.432           $1.148
  Accumulation Unit Value at end of
   period                                   $1.077           $2.014           $1.579           $1.432
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               21,437           16,275            6,715            1,702
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.993           $1.565           $1.422           $1.142
  Accumulation Unit Value at end of
   period                                   $1.063           $1.993           $1.565           $1.422
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,444            1,952            1,064              235
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $20.435          $16.063          $14.611          $11.742
  Accumulation Unit Value at end of
   period                                  $10.894          $20.435          $16.063          $14.611
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  365              424               83               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.961           $1.544           $1.408           $1.133
  Accumulation Unit Value at end of
   period                                   $1.043           $1.961           $1.544           $1.408
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               20,016           18,737           12,160            3,838
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.961           $1.544           $1.408           $1.133
  Accumulation Unit Value at end of
   period                                   $1.043           $1.961           $1.544           $1.408
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               20,016           18,737           12,160            3,838
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $2.006           $1.585           $1.449           $1.168
  Accumulation Unit Value at end of
   period                                   $1.064           $2.006           $1.585           $1.449
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,506            3,271            1,160            1,327
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD HIGH YIELD HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.406           $1.390           $1.270           $1.220
  Accumulation Unit Value at end of
   period                                   $1.035           $1.406           $1.390           $1.270
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,480            7,498            3,969              846
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.391           $1.378           $1.262           $1.214
  Accumulation Unit Value at end of
   period                                   $1.021           $1.391           $1.378           $1.262
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,278            1,284            1,179              526

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $15.135          $14.733          $12.928           $8.757
  Accumulation Unit Value at end of
   period                                  $16.975          $15.135          $14.733          $12.928
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  266              293              284              292
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.707           $1.665           $1.464           $0.994
  Accumulation Unit Value at end of
   period                                   $1.911           $1.707           $1.665           $1.464
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,557            6,037            7,741            7,666
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.707           $1.665           $1.464           $0.994
  Accumulation Unit Value at end of
   period                                   $1.911           $1.707           $1.665           $1.464
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,557            6,037            7,741            7,666
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.709          $17.317          $15.264          $10.386
  Accumulation Unit Value at end of
   period                                  $19.774          $17.709          $17.317          $15.264
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   51               42               18                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.681           $1.645           $1.451           $0.987
  Accumulation Unit Value at end of
   period                                   $1.876           $1.681           $1.645           $1.451
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  806            1,328              766              756
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.546          $17.209          $15.214          $10.383
  Accumulation Unit Value at end of
   period                                  $19.533          $17.546          $17.209          $15.214
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    5                5                4                -
HARTFORD INDEX HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $4.744           $4.735           $4.193           $3.378
  Accumulation Unit Value at end of
   period                                   $5.398           $4.744           $4.735           $4.193
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,934            1,086            1,235            1,096
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $4.655           $4.656           $4.132           $3.335
  Accumulation Unit Value at end of
   period                                   $5.287           $4.655           $4.656           $4.132
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  106               30               43              106
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.015           $1.016           $0.902           $0.729
  Accumulation Unit Value at end of
   period                                   $1.151           $1.015           $1.016           $0.902
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  780              899            1,178              973
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $0.996           $0.999           $0.889           $0.720
  Accumulation Unit Value at end of
   period                                   $1.128           $0.996           $0.999           $0.889
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,322            2,256            3,244            4,051
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $0.996           $0.999           $0.889           $0.720
  Accumulation Unit Value at end of
   period                                   $1.128           $0.996           $0.999           $0.889
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,322            2,256            3,244            4,051

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.937          $11.836          $10.851          $10.443
  Accumulation Unit Value at end of
   period                                   $8.757          $11.937          $11.836          $10.851
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  163              181               50               11
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.357           $1.348           $1.239           $1.194
  Accumulation Unit Value at end of
   period                                   $0.994           $1.357           $1.348           $1.239
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                5,192            5,229            3,815            1,710
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.357           $1.348           $1.239           $1.194
  Accumulation Unit Value at end of
   period                                   $0.994           $1.357           $1.348           $1.239
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                5,192            5,229            3,815            1,710
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.353           $1.348           $1.242           $1.199
  Accumulation Unit Value at end of
   period                                   $0.987           $1.353           $1.348           $1.242
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  844              764            1,347              204
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD INDEX HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.458           $5.272           $4.640           $4.321
  Accumulation Unit Value at end of
   period                                   $3.378           $5.458           $5.272           $4.640
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  814            1,315              670               99
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $5.399           $5.225           $4.608           $4.297
  Accumulation Unit Value at end of
   period                                   $3.335           $5.399           $5.225           $4.608
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  110              122               86               21
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.182           $1.145           $1.011           $0.943
  Accumulation Unit Value at end of
   period                                   $0.729           $1.182           $1.145           $1.011
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  846              948              521              498
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.169           $1.135           $1.004           $0.938
  Accumulation Unit Value at end of
   period                                   $0.720           $1.169           $1.135           $1.004
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,944            4,604            3,765            2,169
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.169           $1.135           $1.004           $0.938
  Accumulation Unit Value at end of
   period                                   $0.720           $1.169           $1.135           $1.004
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,944            4,604            3,765            2,169

22

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.974          $14.052          $12.539          $10.176
  Accumulation Unit Value at end of
   period                                  $15.783          $13.974          $14.052          $12.539
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   42               21                8                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $0.981           $0.987           $0.881           $0.715
  Accumulation Unit Value at end of
   period                                   $1.107           $0.981           $0.987           $0.881
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  347              401              590              538
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.845          $13.964          $12.497          $10.173
  Accumulation Unit Value at end of
   period                                  $15.590          $13.845          $13.964          $12.497
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.246           $2.653           $2.354           $1.793
  Accumulation Unit Value at end of
   period                                   $2.657           $2.246           $2.653           $2.354
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               11,132           14,800           17,621           12,744
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $2.204           $2.608           $2.320           $1.770
  Accumulation Unit Value at end of
   period                                   $2.602           $2.204           $2.608           $2.320
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,678            2,215            2,654            2,189
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.220           $1.446           $1.287           $0.983
  Accumulation Unit Value at end of
   period                                   $1.439           $1.220           $1.446           $1.287
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,998            4,595            4,384            3,838
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.197           $1.422           $1.268           $0.970
  Accumulation Unit Value at end of
   period                                   $1.409           $1.197           $1.422           $1.268
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               15,378           19,881           25,719           20,511
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.197           $1.422           $1.268           $0.970
  Accumulation Unit Value at end of
   period                                   $1.409           $1.197           $1.422           $1.268
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               15,378           19,881           25,719           20,511
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.103          $15.594          $13.944          $10.697
  Accumulation Unit Value at end of
   period                                  $15.384          $13.103          $15.594          $13.944
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  101               98               36                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.179           $1.404           $1.256           $0.964
  Accumulation Unit Value at end of
   period                                   $1.384           $1.179           $1.404           $1.256
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,130            3,590            3,602            2,652
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.982          $15.496          $13.899          $10.694
  Accumulation Unit Value at end of
   period                                  $15.196          $12.982          $15.496          $13.899
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   13                9                1                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.165           $1.134           $1.006           $0.942
  Accumulation Unit Value at end of
   period                                   $0.715           $1.165           $1.134           $1.006
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  291              705              702              590
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD INTERNATIONAL OPPORTUNITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $3.154           $2.515           $2.053           $1.761
  Accumulation Unit Value at end of
   period                                   $1.793           $3.154           $2.515           $2.053
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               13,685           12,333            7,858            1,782
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $3.120           $2.493           $2.039           $1.752
  Accumulation Unit Value at end of
   period                                   $1.770           $3.120           $2.493           $2.039
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,549            2,330            2,290            1,098
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.734           $1.387           $1.136           $0.976
  Accumulation Unit Value at end of
   period                                   $0.983           $1.734           $1.387           $1.136
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,644            4,734            2,682              341
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.716           $1.375           $1.128           $0.971
  Accumulation Unit Value at end of
   period                                   $0.970           $1.716           $1.375           $1.128
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               22,265           18,823           17,069            8,142
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.716           $1.375           $1.128           $0.971
  Accumulation Unit Value at end of
   period                                   $0.970           $1.716           $1.375           $1.128
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               22,265           18,823           17,069            8,142
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.710           $1.375           $1.131           $0.975
  Accumulation Unit Value at end of
   period                                   $0.964           $1.710           $1.375           $1.131
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,787            3,526            2,516            1,049
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD MIDCAP VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.052          $12.281          $10.268                -
  Accumulation Unit Value at end of
   period                                  $13.590          $11.052          $12.281                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   88               88               94                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.018          $12.268          $10.266                -
  Accumulation Unit Value at end of
   period                                  $13.522          $11.018          $12.268                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   13               22               27                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.001          $12.262          $10.265                -
  Accumulation Unit Value at end of
   period                                  $13.488          $11.001          $12.262                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   22               17               27                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.968          $12.249          $10.263                -
  Accumulation Unit Value at end of
   period                                  $13.420          $10.968          $12.249                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   53               68              111                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.968          $12.249          $10.263                -
  Accumulation Unit Value at end of
   period                                  $13.420          $10.968          $12.249                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   53               68              111                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.926          $12.233          $10.261                -
  Accumulation Unit Value at end of
   period                                  $13.336          $10.926          $12.233                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   18                8                1                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.918          $12.230          $10.260                -
  Accumulation Unit Value at end of
   period                                  $13.319          $10.918          $12.230                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8               24               32                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.877          $12.214          $10.258                -
  Accumulation Unit Value at end of
   period                                  $13.235          $10.877          $12.214                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                3                -                -
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.929           $1.960           $1.992           $2.023
  Accumulation Unit Value at end of
   period                                   $1.898           $1.929           $1.960           $1.992
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               18,418           24,443           23,576           33,252
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.893           $1.928           $1.963           $1.997
  Accumulation Unit Value at end of
   period                                   $1.859           $1.893           $1.928           $1.963
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,768            2,073            2,121            2,751
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.016           $1.035           $1.055           $1.075
  Accumulation Unit Value at end of
   period                                   $0.997           $1.016           $1.035           $1.055
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                8,439            9,426           12,037           13,533

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD MIDCAP VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD MONEY MARKET HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.012           $1.948           $1.891           $1.871
  Accumulation Unit Value at end of
   period                                   $2.023           $2.012           $1.948           $1.891
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               53,528           13,113            6,472            2,184
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.991           $1.931           $1.878           $1.861
  Accumulation Unit Value at end of
   period                                   $1.997           $1.991           $1.931           $1.878
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                5,276            1,356              896              605
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.072           $1.041           $1.014           $1.005
  Accumulation Unit Value at end of
   period                                   $1.075           $1.072           $1.041           $1.014
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               21,425            4,138            2,832              647

24

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.051           $1.073           $1.096           $1.118
  Accumulation Unit Value at end of
   period                                   $1.029           $1.051           $1.073           $1.096
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               12,399           18,315           18,008           26,333
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.051           $1.073           $1.096           $1.118
  Accumulation Unit Value at end of
   period                                   $1.029           $1.051           $1.073           $1.096
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               12,399           18,315           18,008           26,333
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.309           $9.530           $9.757           $9.982
  Accumulation Unit Value at end of
   period                                   $9.093           $9.309           $9.530           $9.757
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   88               67               39               71
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $0.966           $0.990           $1.014           $1.038
  Accumulation Unit Value at end of
   period                                   $0.943           $0.966           $0.990           $1.014
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,993            3,666            9,056           11,144
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.223           $9.471           $9.725           $9.979
  Accumulation Unit Value at end of
   period                                   $8.982           $9.223           $9.471           $9.725
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   26                2                1                -
HARTFORD SMALL COMPANY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.443           $2.569           $2.103           $1.653
  Accumulation Unit Value at end of
   period                                   $2.781           $2.443           $2.569           $2.103
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,746            5,919            6,964            6,535
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $2.398           $2.526           $2.072           $1.632
  Accumulation Unit Value at end of
   period                                   $2.723           $2.398           $2.526           $2.072
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  253              415              489              578
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.673           $1.764           $1.448           $1.142
  Accumulation Unit Value at end of
   period                                   $1.898           $1.673           $1.764           $1.448
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,177            1,959            1,187            1,330
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.641           $1.735           $1.427           $1.127
  Accumulation Unit Value at end of
   period                                   $1.859           $1.641           $1.735           $1.427
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,100            4,283            5,552            6,189
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.641           $1.735           $1.427           $1.127
  Accumulation Unit Value at end of
   period                                   $1.859           $1.641           $1.735           $1.427
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,100            4,283            5,552            6,189
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.113          $16.011          $13.205          $10.456
  Accumulation Unit Value at end of
   period                                  $17.071          $15.113          $16.011          $13.205
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   22               21               11                4

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.118           $1.088           $1.061           $1.054
  Accumulation Unit Value at end of
   period                                   $1.118           $1.118           $1.088           $1.061
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               44,057           19,843            7,990            4,651
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.118           $1.088           $1.061           $1.054
  Accumulation Unit Value at end of
   period                                   $1.118           $1.118           $1.088           $1.061
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               44,057           19,843            7,990            4,651
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.041           $1.016           $0.994           $0.989
  Accumulation Unit Value at end of
   period                                   $1.038           $1.041           $1.016           $0.994
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               15,839            1,595              828              626
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD SMALL COMPANY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $2.828           $2.515           $2.463                -
  Accumulation Unit Value at end of
   period                                   $1.653           $2.828           $2.515                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,696            3,981              401                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $2.797           $2.493           $2.444                -
  Accumulation Unit Value at end of
   period                                   $1.632           $2.797           $2.493                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  495              278               21                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.959           $1.748           $1.714                -
  Accumulation Unit Value at end of
   period                                   $1.142           $1.959           $1.748                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,477            1,150              148                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.938           $1.733           $1.701                -
  Accumulation Unit Value at end of
   period                                   $1.127           $1.938           $1.733                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,066            4,769              848                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.938           $1.733           $1.701                -
  Accumulation Unit Value at end of
   period                                   $1.127           $1.938           $1.733                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,066            4,769              848                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.601           $1.697           $1.400           $1.109
  Accumulation Unit Value at end of
   period                                   $1.807           $1.601           $1.697           $1.400
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  276              432              401              449
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.973          $15.910          $13.161          $10.453
  Accumulation Unit Value at end of
   period                                  $16.862          $14.973          $15.910          $13.161
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                1                1                -
HARTFORD SMALL/MID CAP EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.974           $9.223           $7.448           $5.118
  Accumulation Unit Value at end of
   period                                  $10.233           $8.974           $9.223           $7.448
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  637              220              286              297
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $8.897           $9.163           $7.414           $5.105
  Accumulation Unit Value at end of
   period                                  $10.126           $8.897           $9.163           $7.414
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   77               55               65               55
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $8.859           $9.133           $7.397           $5.099
  Accumulation Unit Value at end of
   period                                  $10.072           $8.859           $9.133           $7.397
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  157              212              218              216
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $8.784           $9.073           $7.364           $5.085
  Accumulation Unit Value at end of
   period                                   $9.966           $8.784           $9.073           $7.364
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  290              131              202              225
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $8.784           $9.073           $7.364           $5.085
  Accumulation Unit Value at end of
   period                                   $9.966           $8.784           $9.073           $7.364
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  290              131              202              225
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.675          $18.304          $14.892          $10.310
  Accumulation Unit Value at end of
   period                                  $20.005          $17.675          $18.304          $14.892
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   20                6                2                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $8.671           $8.984           $7.313           $5.066
  Accumulation Unit Value at end of
   period                                   $9.810           $8.671           $8.984           $7.313
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   24               20               19               19
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.512          $18.189          $14.843          $10.307
  Accumulation Unit Value at end of
   period                                  $19.761          $17.512          $18.189          $14.843
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.913           $1.716           $1.687                -
  Accumulation Unit Value at end of
   period                                   $1.109           $1.913           $1.716                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  586            1,185              410                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD SMALL/MID CAP EQUITY HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.785           $9.510                -                -
  Accumulation Unit Value at end of
   period                                   $5.118           $9.785                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  111                3                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.780           $9.507                -                -
  Accumulation Unit Value at end of
   period                                   $5.105           $9.780                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   29                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $9.777           $9.506                -                -
  Accumulation Unit Value at end of
   period                                   $5.099           $9.777                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   14                2                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.772           $9.503                -                -
  Accumulation Unit Value at end of
   period                                   $5.085           $9.772                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   61                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.772           $9.503                -                -
  Accumulation Unit Value at end of
   period                                   $5.085           $9.772                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   61                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.764           $9.499                -                -
  Accumulation Unit Value at end of
   period                                   $5.066           $9.764                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    5                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

26

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.492           $1.495           $1.112           $0.835
  Accumulation Unit Value at end of
   period                                   $1.724           $1.492           $1.495           $1.112
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,473            4,895            5,551            5,489
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.464           $1.470           $1.096           $0.824
  Accumulation Unit Value at end of
   period                                   $1.688           $1.464           $1.470           $1.096
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  562              751              985            1,121
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $14.726          $14.798          $11.044           $8.314
  Accumulation Unit Value at end of
   period                                  $16.962          $14.726          $14.798          $11.044
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  187              246              228               89
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.424           $1.433           $1.072           $0.809
  Accumulation Unit Value at end of
   period                                   $1.636           $1.424           $1.433           $1.072
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,983            3,710            4,974            5,446
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.424           $1.433           $1.072           $0.809
  Accumulation Unit Value at end of
   period                                   $1.636           $1.424           $1.433           $1.072
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,983            3,710            4,974            5,446
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $18.604          $18.780          $14.079          $10.646
  Accumulation Unit Value at end of
   period                                  $21.333          $18.604          $18.780          $14.079
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   38               23               12                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.439           $1.453           $1.090           $0.825
  Accumulation Unit Value at end of
   period                                   $1.649           $1.439           $1.453           $1.090
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  393              715              770              766
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $18.432          $18.662          $14.033          $10.643
  Accumulation Unit Value at end of
   period                                  $21.073          $18.432          $18.662          $14.033
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                6                -                -
HARTFORD STOCK HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.872           $6.033           $5.340           $3.834
  Accumulation Unit Value at end of
   period                                   $6.610           $5.872           $6.033           $5.340
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  572              683            1,029            1,180
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $5.763           $5.932           $5.261           $3.785
  Accumulation Unit Value at end of
   period                                   $6.474           $5.763           $5.932           $5.261
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  103              142              156              184
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $0.968           $0.998           $0.886           $0.638
  Accumulation Unit Value at end of
   period                                   $1.087           $0.968           $0.998           $0.886
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  971            1,019              908              924

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD SMALLCAP GROWTH HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.356           $1.403           $1.334           $1.140
  Accumulation Unit Value at end of
   period                                   $0.835           $1.356           $1.403           $1.334
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,277            5,427            4,123            1,786
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.341           $1.391           $1.325           $1.133
  Accumulation Unit Value at end of
   period                                   $0.824           $1.341           $1.391           $1.325
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,284            1,373            1,386            1,050
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $13.541          $14.059          $13.410          $11.474
  Accumulation Unit Value at end of
   period                                   $8.314          $13.541          $14.059          $13.410
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  105               97               60               12
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.320           $1.373           $1.312           $1.124
  Accumulation Unit Value at end of
   period                                   $0.809           $1.320           $1.373           $1.312
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,177            6,677            8,881            7,405
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.320           $1.373           $1.312           $1.124
  Accumulation Unit Value at end of
   period                                   $0.809           $1.320           $1.373           $1.312
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,177            6,677            8,881            7,405
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.350           $1.409           $1.350           $1.159
  Accumulation Unit Value at end of
   period                                   $0.825           $1.350           $1.409           $1.350
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  842              851            1,413            1,255
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD STOCK HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $6.850           $6.573           $5.825           $5.211
  Accumulation Unit Value at end of
   period                                   $3.834           $6.850           $6.573           $5.825
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,391            1,388              941              269
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $6.776           $6.515           $5.785           $5.183
  Accumulation Unit Value at end of
   period                                   $3.785           $6.776           $6.515           $5.785
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  199              214              217              100
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.143           $1.100           $0.978           $0.877
  Accumulation Unit Value at end of
   period                                   $0.638           $1.143           $1.100           $0.978
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  912              857              675               98

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $0.950           $0.981           $0.873           $0.630
  Accumulation Unit Value at end of
   period                                   $1.064           $0.950           $0.981           $0.873
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,923            3,183            4,345            5,380
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $0.950           $0.981           $0.873           $0.630
  Accumulation Unit Value at end of
   period                                   $1.064           $0.950           $0.981           $0.873
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,923            3,183            4,345            5,380
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.473          $16.017          $14.283          $10.332
  Accumulation Unit Value at end of
   period                                  $17.288          $15.473          $16.017          $14.283
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    9                8                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $0.936           $0.969           $0.865           $0.626
  Accumulation Unit Value at end of
   period                                   $1.045           $0.936           $0.969           $0.865
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  494              516              722              790
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.330          $15.916          $14.236          $10.329
  Accumulation Unit Value at end of
   period                                  $17.077          $15.330          $15.916          $14.236
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                -                -
HARTFORD TOTAL RETURN BOND HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $3.748           $3.560           $3.364           $2.972
  Accumulation Unit Value at end of
   period                                   $3.966           $3.748           $3.560           $3.364
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               30,810           36,946           42,157           45,854
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $3.678           $3.500           $3.315           $2.934
  Accumulation Unit Value at end of
   period                                   $3.885           $3.678           $3.500           $3.315
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,388            4,178            5,202            6,519
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $15.640          $14.898          $14.123          $12.515
  Accumulation Unit Value at end of
   period                                  $16.502          $15.640          $14.898          $14.123
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,817            1,866            1,554            1,618
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.620           $1.546           $1.469           $1.304
  Accumulation Unit Value at end of
   period                                   $1.706           $1.620           $1.546           $1.469
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               38,983           47,034           58,330           66,694
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.620           $1.546           $1.469           $1.304
  Accumulation Unit Value at end of
   period                                   $1.706           $1.620           $1.546           $1.469
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               38,983           47,034           58,330           66,694
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.646          $12.101          $11.522          $10.257
  Accumulation Unit Value at end of
   period                                  $13.283          $12.646          $12.101          $11.522
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  454              319              118               36

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.131           $1.090           $0.971           $0.872
  Accumulation Unit Value at end of
   period                                   $0.630           $1.131           $1.090           $0.971
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,163            7,939            6,544            3,903
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.131           $1.090           $0.971           $0.872
  Accumulation Unit Value at end of
   period                                   $0.630           $1.131           $1.090           $0.971
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,163            7,939            6,544            3,903
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.127           $1.090           $0.974           $0.876
  Accumulation Unit Value at end of
   period                                   $0.626           $1.127           $1.090           $0.974
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  814              820              977              653
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD TOTAL RETURN BOND HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $3.269           $3.174           $3.077           $3.066
  Accumulation Unit Value at end of
   period                                   $2.972           $3.269           $3.174           $3.077
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               43,861           42,451           22,682            5,008
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $3.234           $3.146           $3.056           $3.049
  Accumulation Unit Value at end of
   period                                   $2.934           $3.234           $3.146           $3.056
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,679            7,967            6,528            3,209
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $13.808          $13.445          $13.075          $13.053
  Accumulation Unit Value at end of
   period                                  $12.515          $13.808          $13.445          $13.075
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,317            1,232              607              134
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.442           $1.407           $1.371           $1.370
  Accumulation Unit Value at end of
   period                                   $1.304           $1.442           $1.407           $1.371
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               68,387           74,435           58,269           27,613
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.442           $1.407           $1.371           $1.370
  Accumulation Unit Value at end of
   period                                   $1.304           $1.442           $1.407           $1.371
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               68,387           74,435           58,269           27,613
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

28

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.690           $1.618           $1.541           $1.372
  Accumulation Unit Value at end of
   period                                   $1.774           $1.690           $1.618           $1.541
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,063            7,141            6,266            6,281
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.529          $12.025          $11.485          $10.254
  Accumulation Unit Value at end of
   period                                  $13.121          $12.529          $12.025          $11.485
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   45               29               11                1
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.191           $1.153           $1.129           $1.110
  Accumulation Unit Value at end of
   period                                   $1.215           $1.191           $1.153           $1.129
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               41,704           46,604           56,375           62,485
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.168           $1.134           $1.113           $1.096
  Accumulation Unit Value at end of
   period                                   $1.190           $1.168           $1.134           $1.113
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                5,565            5,685            7,572            9,226
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.157           $1.125           $1.104           $1.089
  Accumulation Unit Value at end of
   period                                   $1.178           $1.157           $1.125           $1.104
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                8,951            9,284            9,981           10,277
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.136           $1.106           $1.088           $1.075
  Accumulation Unit Value at end of
   period                                   $1.153           $1.136           $1.106           $1.088
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               25,138           27,545           35,031           38,517
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.136           $1.106           $1.088           $1.075
  Accumulation Unit Value at end of
   period                                   $1.153           $1.136           $1.106           $1.088
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               25,138           27,545           35,031           38,517
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.515          $10.265          $10.125          $10.027
  Accumulation Unit Value at end of
   period                                  $10.651          $10.515          $10.265          $10.125
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  155              112               46               16
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.119           $1.092           $1.078           $1.068
  Accumulation Unit Value at end of
   period                                   $1.132           $1.119           $1.092           $1.078
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,771            4,451            4,517            4,261
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.418          $10.201          $10.092          $10.024
  Accumulation Unit Value at end of
   period                                  $10.521          $10.418          $10.201          $10.092
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   34                7                6                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.522           $1.489           $1.456           $1.458
  Accumulation Unit Value at end of
   period                                   $1.372           $1.522           $1.489           $1.456
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                5,100            5,935            4,694            3,152
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
HARTFORD U.S. GOVERNMENT SECURITIES
 HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.135           $1.105           $1.080           $1.081
  Accumulation Unit Value at end of
   period                                   $1.110           $1.135           $1.105           $1.080
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               68,363           60,999           29,837            6,100
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.123           $1.095           $1.072           $1.075
  Accumulation Unit Value at end of
   period                                   $1.096           $1.123           $1.095           $1.072
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               10,525           11,647            9,090            4,210
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.117           $1.091           $1.069           $1.072
  Accumulation Unit Value at end of
   period                                   $1.089           $1.117           $1.091           $1.069
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               11,368            9,134            3,660              640
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.105           $1.081           $1.061           $1.066
  Accumulation Unit Value at end of
   period                                   $1.075           $1.105           $1.081           $1.061
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               46,066           45,368           31,551           13,440
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.105           $1.081           $1.061           $1.066
  Accumulation Unit Value at end of
   period                                   $1.075           $1.105           $1.081           $1.061
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               46,066           45,368           31,551           13,440
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.101           $1.081           $1.064           $1.071
  Accumulation Unit Value at end of
   period                                   $1.068           $1.101           $1.081           $1.064
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                4,210            5,303            3,695            1,449
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
HARTFORD VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.240           $1.285           $1.139           $0.931
  Accumulation Unit Value at end of
   period                                   $1.428           $1.240           $1.285           $1.139
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               14,399           22,827           27,148           16,406
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.217           $1.264           $1.122           $0.919
  Accumulation Unit Value at end of
   period                                   $1.398           $1.217           $1.264           $1.122
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,168            1,874            2,287            1,184
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.203           $1.250           $1.111           $0.911
  Accumulation Unit Value at end of
   period                                   $1.380           $1.203           $1.250           $1.111
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,033            3,997            4,278            2,956
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.180           $1.229           $1.095           $0.899
  Accumulation Unit Value at end of
   period                                   $1.352           $1.180           $1.229           $1.095
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,928           10,986           14,837            7,406
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.180           $1.229           $1.095           $0.899
  Accumulation Unit Value at end of
   period                                   $1.352           $1.180           $1.229           $1.095
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,928           10,986           14,837            7,406
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.432          $14.026          $12.523          $10.308
  Accumulation Unit Value at end of
   period                                  $15.349          $13.432          $14.026          $12.523
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   35               39               28               10
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.162           $1.214           $1.085           $0.893
  Accumulation Unit Value at end of
   period                                   $1.327           $1.162           $1.214           $1.085
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  822              937            1,435              894
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.308          $13.939          $12.482          $10.305
  Accumulation Unit Value at end of
   period                                  $15.162          $13.308          $13.939          $12.482
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    5                4                3                -
INVESCO VAN KAMPEN V.I. AMERICAN VALUE
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.937          $13.038          $10.843           $7.917
  Accumulation Unit Value at end of
   period                                  $14.906          $12.937          $13.038          $10.843
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  199              234              302              314
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.761          $12.887          $10.739           $7.857
  Accumulation Unit Value at end of
   period                                  $14.674          $12.761          $12.887          $10.739
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   16               26               52               54
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $12.674          $12.812          $10.687           $7.827
  Accumulation Unit Value at end of
   period                                  $14.560          $12.674          $12.812          $10.687
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   55               68               80               78

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
HARTFORD VALUE HLS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.433           $1.337           $1.115           $1.037
  Accumulation Unit Value at end of
   period                                   $0.931           $1.433           $1.337           $1.115
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                               18,014           10,834            2,201              343
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.418           $1.325           $1.107           $1.031
  Accumulation Unit Value at end of
   period                                   $0.919           $1.418           $1.325           $1.107
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,289              678              202               46
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.407           $1.316           $1.101           $1.026
  Accumulation Unit Value at end of
   period                                   $0.911           $1.407           $1.316           $1.101
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,996            1,873            1,131              206
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.392           $1.304           $1.093           $1.020
  Accumulation Unit Value at end of
   period                                   $0.899           $1.392           $1.304           $1.093
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                8,652            5,451            2,300              400
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.392           $1.304           $1.093           $1.020
  Accumulation Unit Value at end of
   period                                   $0.899           $1.392           $1.304           $1.093
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                8,652            5,451            2,300              400
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.387           $1.304           $1.096           $1.025
  Accumulation Unit Value at end of
   period                                   $0.893           $1.387           $1.304           $1.096
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,080            1,039              709              139
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
INVESCO VAN KAMPEN V.I. AMERICAN VALUE
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.734          $12.952          $10.911           $9.630
  Accumulation Unit Value at end of
   period                                   $7.917          $13.734          $12.952          $10.911
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  348              325              126               38
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.656          $12.905          $10.893           $9.627
  Accumulation Unit Value at end of
   period                                   $7.857          $13.656          $12.905          $10.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   57               62               37                7
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $13.617          $12.881          $10.884           $9.625
  Accumulation Unit Value at end of
   period                                   $7.827          $13.617          $12.881          $10.884
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   84              100               71               11

30

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.502          $12.663          $10.584           $7.767
  Accumulation Unit Value at end of
   period                                  $14.333          $12.502          $12.663          $10.584
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  102              114              154              178
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.502          $12.663          $10.584           $7.767
  Accumulation Unit Value at end of
   period                                  $14.333          $12.502          $12.663          $10.584
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  102              114              154              178
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.870          $17.129          $14.353          $10.559
  Accumulation Unit Value at end of
   period                                  $19.292          $16.870          $17.129          $14.353
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8                3                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.248          $12.443          $10.431           $7.678
  Accumulation Unit Value at end of
   period                                  $14.000          $12.248          $12.443          $10.431
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   24               21               31               31
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.714          $17.022          $14.306          $10.556
  Accumulation Unit Value at end of
   period                                  $19.056          $16.714          $17.022          $14.306
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
INVESCO VAN KAMPEN V.I. COMSTOCK FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.243          $14.785          $12.985          $10.276
  Accumulation Unit Value at end of
   period                                  $16.670          $14.243          $14.785          $12.985
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  783            1,031            1,260            1,375
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.999          $14.560          $12.813          $10.160
  Accumulation Unit Value at end of
   period                                  $16.351          $13.999          $14.560          $12.813
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  139              180              233              296
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $13.878          $14.448          $12.728          $10.102
  Accumulation Unit Value at end of
   period                                  $16.194          $13.878          $14.448          $12.728
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  169              197              214              237
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.639          $14.229          $12.559           $9.988
  Accumulation Unit Value at end of
   period                                  $15.883          $13.639          $14.229          $12.559
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  631              835            1,098            1,357
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.639          $14.229          $12.559           $9.988
  Accumulation Unit Value at end of
   period                                  $15.883          $13.639          $14.229          $12.559
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  631              835            1,098            1,357
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.234          $14.886          $13.172          $10.502
  Accumulation Unit Value at end of
   period                                  $16.534          $14.234          $14.886          $13.172
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   33               24               10                1

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.540          $12.834          $10.865           $9.622
  Accumulation Unit Value at end of
   period                                   $7.767          $13.540          $12.834          $10.865
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  217              218              144               61
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.540          $12.834          $10.865           $9.622
  Accumulation Unit Value at end of
   period                                   $7.767          $13.540          $12.834          $10.865
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  217              218              144               61
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.425          $12.763          $10.838           $9.617
  Accumulation Unit Value at end of
   period                                   $7.678          $13.425          $12.763          $10.838
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   38               44              129               32
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
INVESCO VAN KAMPEN V.I. COMSTOCK FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $16.264          $16.920          $14.816          $14.064
  Accumulation Unit Value at end of
   period                                  $10.276          $16.264          $16.920          $14.816
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,562            1,751            1,167              329
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $16.113          $16.797          $14.737          $14.008
  Accumulation Unit Value at end of
   period                                  $10.160          $16.113          $16.797          $14.737
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  353              404              373              208
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $16.038          $16.735          $14.698          $13.980
  Accumulation Unit Value at end of
   period                                  $10.102          $16.038          $16.735          $14.698
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  262              283              185               32
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $15.889          $16.613          $14.620          $13.924
  Accumulation Unit Value at end of
   period                                   $9.988          $15.889          $16.613          $14.620
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,541            1,800            1,614              899
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.889          $16.613          $14.620          $13.924
  Accumulation Unit Value at end of
   period                                   $9.988          $15.889          $16.613          $14.620
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,541            1,800            1,614              899
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.302          $13.919          $12.323           $9.830
  Accumulation Unit Value at end of
   period                                  $15.445          $13.302          $13.919          $12.323
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   82              106              125              149
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.102          $14.793          $13.129          $10.499
  Accumulation Unit Value at end of
   period                                  $16.333          $14.102          $14.793          $13.129
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    4                3                -                -
INVESCO VAN KAMPEN V.I. GROWTH AND
 INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.818          $15.405          $13.953          $11.424
  Accumulation Unit Value at end of
   period                                  $16.675          $14.818          $15.405          $13.953
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  566              695              836              966
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.498          $15.103          $13.706          $11.244
  Accumulation Unit Value at end of
   period                                  $16.282          $14.498          $15.103          $13.706
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   42               53               89              107
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $14.373          $14.987          $13.615          $11.181
  Accumulation Unit Value at end of
   period                                  $16.126          $14.373          $14.987          $13.615
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  110              127              140              160
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.105          $14.737          $13.415          $11.038
  Accumulation Unit Value at end of
   period                                  $15.793          $14.105          $14.737          $13.415
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  350              430              533              644
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.105          $14.737          $13.415          $11.038
  Accumulation Unit Value at end of
   period                                  $15.793          $14.105          $14.737          $13.415
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  350              430              533              644
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.134          $13.758          $12.554          $10.356
  Accumulation Unit Value at end of
   period                                  $14.670          $13.134          $13.758          $12.554
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   15               10                4                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.741          $14.400          $13.147          $10.850
  Accumulation Unit Value at end of
   period                                  $15.340          $13.741          $14.400          $13.147
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   25               31               37               48
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.013          $13.672          $12.513          $10.353
  Accumulation Unit Value at end of
   period                                  $14.491          $13.013          $13.672          $12.513
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.683          $16.447          $14.517          $13.854
  Accumulation Unit Value at end of
   period                                   $9.830          $15.683          $16.447          $14.517
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  171              196              171               93
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
INVESCO VAN KAMPEN V.I. GROWTH AND
 INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $17.123          $16.971          $14.870          $13.596
  Accumulation Unit Value at end of
   period                                  $11.424          $17.123          $16.971          $14.870
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,038              956              405               91
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $16.888          $16.772          $14.724          $13.481
  Accumulation Unit Value at end of
   period                                  $11.244          $16.888          $16.772          $14.724
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  124              124              106               36
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $16.809          $16.710          $14.685          $13.454
  Accumulation Unit Value at end of
   period                                  $11.181          $16.809          $16.710          $14.685
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  163              142               57                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $16.628          $16.563          $14.585          $13.380
  Accumulation Unit Value at end of
   period                                  $11.038          $16.628          $16.563          $14.585
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  712              772              617              204
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.628          $16.563          $14.585          $13.380
  Accumulation Unit Value at end of
   period                                  $11.038          $16.628          $16.563          $14.585
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  712              772              617              204
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.395          $16.380          $14.467          $13.299
  Accumulation Unit Value at end of
   period                                  $10.850          $16.395          $16.380          $14.467
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   61               64               57               23
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

32

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
LORD ABBETT BOND-DEBENTURE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.621          $13.260          $11.996           $9.076
  Accumulation Unit Value at end of
   period                                  $15.085          $13.621          $13.260          $11.996
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,446            1,605            1,691            1,725
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.436          $13.106          $11.881           $9.006
  Accumulation Unit Value at end of
   period                                  $14.851          $13.436          $13.106          $11.881
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  145              167              167              233
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $13.345          $13.030          $11.824           $8.972
  Accumulation Unit Value at end of
   period                                  $14.735          $13.345          $13.030          $11.824
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  330              320              325              305
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.164          $12.878          $11.710           $8.903
  Accumulation Unit Value at end of
   period                                  $14.506          $13.164          $12.878          $11.710
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  765              862            1,035            1,121
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.164          $12.878          $11.710           $8.903
  Accumulation Unit Value at end of
   period                                  $14.506          $13.164          $12.878          $11.710
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  765              862            1,035            1,121
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.415          $15.119          $13.781          $10.504
  Accumulation Unit Value at end of
   period                                  $16.944          $15.415          $15.119          $13.781
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  105               81               30                8
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.896          $12.655          $11.541           $8.801
  Accumulation Unit Value at end of
   period                                  $14.169          $12.896          $12.655          $11.541
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   97               85               73               81
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.273          $15.024          $13.736          $10.502
  Accumulation Unit Value at end of
   period                                  $16.738          $15.273          $15.024          $13.736
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                1                1                -
LORD ABBETT CALIBRATED DIVIDEND GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.482          $11.644          $10.310           $8.489
  Accumulation Unit Value at end of
   period                                  $12.707          $11.482          $11.644          $10.310
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  114              139              152              182
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.326          $11.509          $10.210           $8.424
  Accumulation Unit Value at end of
   period                                  $12.510          $11.326          $11.509          $10.210
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   31               38               36               39
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.249          $11.442          $10.161           $8.392
  Accumulation Unit Value at end of
   period                                  $12.412          $11.249          $11.442          $10.161
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   40               45               33               23

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
LORD ABBETT BOND-DEBENTURE PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.183          $10.702           $9.946           $9.561
  Accumulation Unit Value at end of
   period                                   $9.076          $11.183          $10.702           $9.946
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,515            1,224              528               82
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.120          $10.662           $9.930           $9.557
  Accumulation Unit Value at end of
   period                                   $9.006          $11.120          $10.662           $9.930
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  174              143              119               74
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.088          $10.643           $9.921           $9.556
  Accumulation Unit Value at end of
   period                                   $8.972          $11.088          $10.643           $9.921
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  303              220               65                7
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.026          $10.604           $9.905           $9.552
  Accumulation Unit Value at end of
   period                                   $8.903          $11.026          $10.604           $9.905
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,096              944              552              170
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.026          $10.604           $9.905           $9.552
  Accumulation Unit Value at end of
   period                                   $8.903          $11.026          $10.604           $9.905
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,096              944              552              170
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.932          $10.545           $9.880           $9.547
  Accumulation Unit Value at end of
   period                                   $8.801          $10.932          $10.545           $9.880
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   51               53               28               10
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT CALIBRATED DIVIDEND GROWTH
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.687          $11.511          $10.211           $9.642
  Accumulation Unit Value at end of
   period                                   $8.489          $11.687          $11.511          $10.211
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  169              175               92               32
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.620          $11.469          $10.194           $9.638
  Accumulation Unit Value at end of
   period                                   $8.424          $11.620          $11.469          $10.194
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   36               35               22               15
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.588          $11.448          $10.185           $9.637
  Accumulation Unit Value at end of
   period                                   $8.392          $11.588          $11.448          $10.185
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   22               26               12                1

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.096          $11.310          $10.063           $8.327
  Accumulation Unit Value at end of
   period                                  $12.219          $11.096          $11.310          $10.063
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   80               97              113              129
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.096          $11.310          $10.063           $8.327
  Accumulation Unit Value at end of
   period                                  $12.219          $11.096          $11.310          $10.063
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   80               97              113              129
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.772          $14.072          $12.553          $10.414
  Accumulation Unit Value at end of
   period                                  $15.128          $13.772          $14.072          $12.553
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                5                1                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.871          $11.113           $9.918           $8.232
  Accumulation Unit Value at end of
   period                                  $11.935          $10.871          $11.113           $9.918
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    9               18               21               21
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.645          $13.984          $12.512          $10.411
  Accumulation Unit Value at end of
   period                                  $14.944          $13.645          $13.984          $12.512
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT CLASSIC STOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.860          $12.014          $10.697           $8.661
  Accumulation Unit Value at end of
   period                                  $12.300          $10.860          $12.014          $10.697
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  204              292              326              321
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.716          $11.878          $10.598           $8.598
  Accumulation Unit Value at end of
   period                                  $12.113          $10.716          $11.878          $10.598
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   19               23               29               47
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $10.645          $11.811          $10.549           $8.566
  Accumulation Unit Value at end of
   period                                  $12.020          $10.645          $11.811          $10.549
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   41               59               51               50
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.504          $11.678          $10.451           $8.504
  Accumulation Unit Value at end of
   period                                  $11.837          $10.504          $11.678          $10.451
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   91              137              167              192
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.504          $11.678          $10.451           $8.504
  Accumulation Unit Value at end of
   period                                  $11.837          $10.504          $11.678          $10.451
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   91              137              167              192
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.412          $13.835          $12.411          $10.124
  Accumulation Unit Value at end of
   period                                  $13.953          $12.412          $13.835          $12.411
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                7                3                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.522          $11.406          $10.168           $9.633
  Accumulation Unit Value at end of
   period                                   $8.327          $11.522          $11.406          $10.168
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  135              168              112               92
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.522          $11.406          $10.168           $9.633
  Accumulation Unit Value at end of
   period                                   $8.327          $11.522          $11.406          $10.168
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  135              168              112               92
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.424          $11.343          $10.142           $9.628
  Accumulation Unit Value at end of
   period                                   $8.232          $11.424          $11.343          $10.142
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   28               25               22                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT CLASSIC STOCK PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.807          $11.758          $10.581          $10.000
  Accumulation Unit Value at end of
   period                                   $8.661          $12.807          $11.758          $10.581
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  411              151               79               16
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.739          $11.719          $10.567          $10.000
  Accumulation Unit Value at end of
   period                                   $8.598          $12.739          $11.719          $10.567
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   39               40               34               17
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $12.705          $11.700          $10.560          $10.000
  Accumulation Unit Value at end of
   period                                   $8.566          $12.705          $11.700          $10.560
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   39               31               16                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.637          $11.661          $10.546          $10.000
  Accumulation Unit Value at end of
   period                                   $8.504          $12.637          $11.661          $10.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  157              129              118               63
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.637          $11.661          $10.546          $10.000
  Accumulation Unit Value at end of
   period                                   $8.504          $12.637          $11.661          $10.546
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  157              129              118               63
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

34

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.296          $11.481          $10.305           $8.411
  Accumulation Unit Value at end of
   period                                  $11.568          $10.296          $11.481          $10.305
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   11               14               14               27
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.297          $13.748          $12.371          $10.122
  Accumulation Unit Value at end of
   period                                  $13.783          $12.297          $13.748          $12.371
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                1                -                -
LORD ABBETT FUNDAMENTAL EQUITY
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.965          $12.729          $10.867           $8.765
  Accumulation Unit Value at end of
   period                                  $13.021          $11.965          $12.729          $10.867
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  295              361              392              361
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.802          $12.581          $10.762           $8.698
  Accumulation Unit Value at end of
   period                                  $12.818          $11.802          $12.581          $10.762
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   42               56               63               78
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.722          $12.508          $10.710           $8.665
  Accumulation Unit Value at end of
   period                                  $12.718          $11.722          $12.508          $10.710
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   81               97               65               60
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.562          $12.363          $10.607           $8.599
  Accumulation Unit Value at end of
   period                                  $12.520          $11.562          $12.363          $10.607
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  127              154              172              207
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.562          $12.363          $10.607           $8.599
  Accumulation Unit Value at end of
   period                                  $12.520          $11.562          $12.363          $10.607
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  127              154              172              207
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.874          $14.872          $12.792          $10.396
  Accumulation Unit Value at end of
   period                                  $14.986          $13.874          $14.872          $12.792
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   12                6                3                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.328          $12.148          $10.454           $8.500
  Accumulation Unit Value at end of
   period                                  $12.229          $11.328          $12.148          $10.454
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   33               40               53               54
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.746          $14.779          $12.750          $10.393
  Accumulation Unit Value at end of
   period                                  $14.803          $13.746          $14.779          $12.750
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.537          $11.603          $10.525          $10.000
  Accumulation Unit Value at end of
   period                                   $8.411          $12.537          $11.603          $10.525
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   17               12               17                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
LORD ABBETT FUNDAMENTAL EQUITY
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.486          $11.889          $10.538           $9.508
  Accumulation Unit Value at end of
   period                                   $8.765          $12.486          $11.889          $10.538
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  496              414              292               57
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.416          $11.845          $10.520           $9.505
  Accumulation Unit Value at end of
   period                                   $8.698          $12.416          $11.845          $10.520
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   92               83               51               66
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $12.381          $11.823          $10.511           $9.503
  Accumulation Unit Value at end of
   period                                   $8.665          $12.381          $11.823          $10.511
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   72               81               74               12
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.311          $11.780          $10.493           $9.500
  Accumulation Unit Value at end of
   period                                   $8.599          $12.311          $11.780          $10.493
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  246              266              225              415
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.311          $11.780          $10.493           $9.500
  Accumulation Unit Value at end of
   period                                   $8.599          $12.311          $11.780          $10.493
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  246              266              225              415
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.206          $11.715          $10.467           $9.495
  Accumulation Unit Value at end of
   period                                   $8.500          $12.206          $11.715          $10.467
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   61               58               41               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.369          $10.136           $8.772           $7.497
  Accumulation Unit Value at end of
   period                                  $10.334           $9.369          $10.136           $8.772
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,369            4,105            4,886            5,527
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.241          $10.018           $8.688           $7.439
  Accumulation Unit Value at end of
   period                                  $10.174           $9.241          $10.018           $8.688
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  201              244              309              355
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $9.178           $9.960           $8.646           $7.411
  Accumulation Unit Value at end of
   period                                  $10.094           $9.178           $9.960           $8.646
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  547              664              727              798
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.054           $9.844           $8.562           $7.354
  Accumulation Unit Value at end of
   period                                   $9.937           $9.054           $9.844           $8.562
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,212            1,569            1,984            2,384
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.054           $9.844           $8.562           $7.354
  Accumulation Unit Value at end of
   period                                   $9.937           $9.054           $9.844           $8.562
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,212            1,569            1,984            2,384
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.637          $13.776          $12.012          $10.343
  Accumulation Unit Value at end of
   period                                  $13.836          $12.637          $13.776          $12.012
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   52               28                5                9
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $8.870           $9.673           $8.439           $7.270
  Accumulation Unit Value at end of
   period                                   $9.706           $8.870           $9.673           $8.439
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   80              111              149              195
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.521          $13.689          $11.972          $10.340
  Accumulation Unit Value at end of
   period                                  $13.667          $12.521          $13.689          $11.972
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                6                1                -
OPPENHEIMER CAPITAL APPRECIATION
 FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.889          $10.189           $9.486           $6.686
  Accumulation Unit Value at end of
   period                                  $11.076           $9.889          $10.189           $9.486
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,415            1,965            2,368            2,536
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.755          $10.070           $9.394           $6.635
  Accumulation Unit Value at end of
   period                                  $10.904           $9.755          $10.070           $9.394
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  144              193              254              318
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $9.688          $10.012           $9.349           $6.610
  Accumulation Unit Value at end of
   period                                  $10.819           $9.688          $10.012           $9.349
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  296              321              347              397

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
LORD ABBETT GROWTH AND INCOME
 PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.982          $11.770          $10.198           $9.583
  Accumulation Unit Value at end of
   period                                   $7.497          $11.982          $11.770          $10.198
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                6,188            5,787            2,448              183
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.914          $11.727          $10.181           $9.580
  Accumulation Unit Value at end of
   period                                   $7.439          $11.914          $11.727          $10.181
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  397              481              349              140
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.880          $11.705          $10.173           $9.578
  Accumulation Unit Value at end of
   period                                   $7.411          $11.880          $11.705          $10.173
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  857              863              571               51
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.813          $11.662          $10.156           $9.575
  Accumulation Unit Value at end of
   period                                   $7.354          $11.813          $11.662          $10.156
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,728            2,959            2,056              550
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.813          $11.662          $10.156           $9.575
  Accumulation Unit Value at end of
   period                                   $7.354          $11.813          $11.662          $10.156
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,728            2,959            2,056              550
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.713          $11.598          $10.130           $9.570
  Accumulation Unit Value at end of
   period                                   $7.270          $11.713          $11.598          $10.130
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  207              205              179               68
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
OPPENHEIMER CAPITAL APPRECIATION
 FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.504          $11.159          $10.530           $9.696
  Accumulation Unit Value at end of
   period                                   $6.686          $12.504          $11.159          $10.530
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,816            2,064              973              216
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.433          $11.118          $10.512           $9.693
  Accumulation Unit Value at end of
   period                                   $6.635          $12.433          $11.118          $10.512
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  356              328              283              134
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $12.398          $11.097          $10.504           $9.691
  Accumulation Unit Value at end of
   period                                   $6.610          $12.398          $11.097          $10.504
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  418              254              151               30

36

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.557           $9.896           $9.259           $6.559
  Accumulation Unit Value at end of
   period                                  $10.650           $9.557           $9.896           $9.259
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  820            1,050            1,367            1,523
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.557           $9.896           $9.259           $6.559
  Accumulation Unit Value at end of
   period                                  $10.650           $9.557           $9.896           $9.259
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  820            1,050            1,367            1,523
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.844          $15.409          $14.454          $10.265
  Accumulation Unit Value at end of
   period                                  $16.501          $14.844          $15.409          $14.454
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   34               22               11                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.363           $9.724           $9.126           $6.484
  Accumulation Unit Value at end of
   period                                  $10.403           $9.363           $9.724           $9.126
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  114              153              190              210
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.707          $15.313          $14.407          $10.262
  Accumulation Unit Value at end of
   period                                  $16.300          $14.707          $15.313          $14.407
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   10               10                3                1
OPPENHEIMER GLOBAL SECURITIES FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.392          $12.655          $11.114           $8.104
  Accumulation Unit Value at end of
   period                                  $13.561          $11.392          $12.655          $11.114
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,769            4,674            5,688            6,438
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.238          $12.508          $11.007           $8.042
  Accumulation Unit Value at end of
   period                                  $13.350          $11.238          $12.508          $11.007
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  198              297              408              487
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.161          $12.435          $10.954           $8.011
  Accumulation Unit Value at end of
   period                                  $13.245          $11.161          $12.435          $10.954
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  638              732              747              813
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.009          $12.291          $10.848           $7.950
  Accumulation Unit Value at end of
   period                                  $13.039          $11.009          $12.291          $10.848
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,696            2,207            2,850            3,440
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.009          $12.291          $10.848           $7.950
  Accumulation Unit Value at end of
   period                                  $13.039          $11.009          $12.291          $10.848
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,696            2,207            2,850            3,440
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.636          $16.381          $14.495          $10.648
  Accumulation Unit Value at end of
   period                                  $17.292          $14.636          $16.381          $14.495
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   78               52               17               10

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.328          $11.057          $10.486           $9.688
  Accumulation Unit Value at end of
   period                                   $6.559          $12.328          $11.057          $10.486
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,718            1,409            1,133              542
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.328          $11.057          $10.486           $9.688
  Accumulation Unit Value at end of
   period                                   $6.559          $12.328          $11.057          $10.486
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,718            1,409            1,133              542
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.223          $10.996          $10.460           $9.683
  Accumulation Unit Value at end of
   period                                   $6.484          $12.223          $10.996          $10.460
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  234              220              186              104
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
OPPENHEIMER GLOBAL SECURITIES FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.801          $13.219          $11.445           $9.607
  Accumulation Unit Value at end of
   period                                   $8.104          $13.801          $13.219          $11.445
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                7,095            6,504            3,030              344
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.723          $13.171          $11.426           $9.604
  Accumulation Unit Value at end of
   period                                   $8.042          $13.723          $13.171          $11.426
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  563              635              500              198
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $13.684          $13.147          $11.417           $9.602
  Accumulation Unit Value at end of
   period                                   $8.011          $13.684          $13.147          $11.417
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  856              874              497               50
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.606          $13.098          $11.397           $9.599
  Accumulation Unit Value at end of
   period                                   $7.950          $13.606          $13.098          $11.397
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,890            4,104            2,945              833
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.606          $13.098          $11.397           $9.599
  Accumulation Unit Value at end of
   period                                   $7.950          $13.606          $13.098          $11.397
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,890            4,104            2,945              833
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.786          $12.078          $10.692           $7.859
  Accumulation Unit Value at end of
   period                                  $12.736          $10.786          $12.078          $10.692
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   99              151              213              243
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.501          $16.279          $14.447          $10.646
  Accumulation Unit Value at end of
   period                                  $17.081          $14.501          $16.279          $14.447
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    4                3                -                -
OPPENHEIMER MAIN STREET FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.252          $10.451           $9.168           $7.278
  Accumulation Unit Value at end of
   period                                  $11.766          $10.252          $10.451           $9.168
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  206              222              247              283
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.113          $10.329           $9.080           $7.223
  Accumulation Unit Value at end of
   period                                  $11.582          $10.113          $10.329           $9.080
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   23               19               27               37
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $10.044          $10.269           $9.036           $7.195
  Accumulation Unit Value at end of
   period                                  $11.492          $10.044          $10.269           $9.036
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   41               36               35               38
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.908          $10.150           $8.949           $7.140
  Accumulation Unit Value at end of
   period                                  $11.313           $9.908          $10.150           $8.949
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   82              101              132              144
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.908          $10.150           $8.949           $7.140
  Accumulation Unit Value at end of
   period                                  $11.313           $9.908          $10.150           $8.949
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   82              101              132              144
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.329          $14.716          $13.007          $10.404
  Accumulation Unit Value at end of
   period                                  $16.321          $14.329          $14.716          $13.007
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8                2                1                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.707           $9.974           $8.820           $7.058
  Accumulation Unit Value at end of
   period                                  $11.050           $9.707           $9.974           $8.820
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   25               24               42               46
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.197          $14.624          $12.965          $10.401
  Accumulation Unit Value at end of
   period                                  $16.122          $14.197          $14.624          $12.965
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.491          $13.026          $11.369           $9.594
  Accumulation Unit Value at end of
   period                                   $7.859          $13.491          $13.026          $11.369
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  253              274              207               97
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
OPPENHEIMER MAIN STREET FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.051          $11.757          $10.410           $9.592
  Accumulation Unit Value at end of
   period                                   $7.278          $12.051          $11.757          $10.410
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  403              439              202               35
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.982          $11.714          $10.393           $9.589
  Accumulation Unit Value at end of
   period                                   $7.223          $11.982          $11.714          $10.393
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   41               43               35               12
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.948          $11.692          $10.384           $9.587
  Accumulation Unit Value at end of
   period                                   $7.195          $11.948          $11.692          $10.384
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   40               47               33                5
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.881          $11.649          $10.366           $9.584
  Accumulation Unit Value at end of
   period                                   $7.140          $11.881          $11.649          $10.366
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  191              211              210               95
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.881          $11.649          $10.366           $9.584
  Accumulation Unit Value at end of
   period                                   $7.140          $11.881          $11.649          $10.366
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  191              211              210               95
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.780          $11.585          $10.340           $9.579
  Accumulation Unit Value at end of
   period                                   $7.058          $11.780          $11.585          $10.340
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   55               40               27               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

38

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-
 CAP FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.406          $11.873           $9.804           $7.278
  Accumulation Unit Value at end of
   period                                  $13.209          $11.406          $11.873           $9.804
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,690            2,651            3,047            3,405
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.251          $11.735           $9.710           $7.222
  Accumulation Unit Value at end of
   period                                  $13.003          $11.251          $11.735           $9.710
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  201              299              395              494
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.175          $11.667           $9.663           $7.194
  Accumulation Unit Value at end of
   period                                  $12.902          $11.175          $11.667           $9.663
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  370              382              400              438
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.023          $11.532           $9.570           $7.139
  Accumulation Unit Value at end of
   period                                  $12.701          $11.023          $11.532           $9.570
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,195            1,675            2,125            2,551
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.023          $11.532           $9.570           $7.139
  Accumulation Unit Value at end of
   period                                  $12.701          $11.023          $11.532           $9.570
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,195            1,675            2,125            2,551
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.547          $17.354          $14.438          $10.798
  Accumulation Unit Value at end of
   period                                  $19.019          $16.547          $17.354          $14.438
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   45               40               14                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.799          $11.331           $9.432           $7.058
  Accumulation Unit Value at end of
   period                                  $12.406          $10.799          $11.331           $9.432
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  143              192              243              278
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.394          $17.245          $14.391          $10.795
  Accumulation Unit Value at end of
   period                                  $18.787          $16.394          $17.245          $14.391
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                4                1                -
OPPENHEIMER SMALL & MID-CAP GROWTH
 FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.415           $9.488           $7.582           $5.825
  Accumulation Unit Value at end of
   period                                  $10.764           $9.415           $9.488           $7.582
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  165              186              143              111
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.288           $9.378           $7.509           $5.780
  Accumulation Unit Value at end of
   period                                  $10.597           $9.288           $9.378           $7.509
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   41               48               31               33

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL- & MID-
 CAP FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.929          $12.292          $10.893           $9.300
  Accumulation Unit Value at end of
   period                                   $7.278          $11.929          $12.292          $10.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                3,795            3,542            2,022              320
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.861          $12.247          $10.875           $9.297
  Accumulation Unit Value at end of
   period                                   $7.222          $11.861          $12.247          $10.875
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  575              588              522              180
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.827          $12.224          $10.866           $9.295
  Accumulation Unit Value at end of
   period                                   $7.194          $11.827          $12.224          $10.866
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  499              473              313               39
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.760          $12.179          $10.848           $9.292
  Accumulation Unit Value at end of
   period                                   $7.139          $11.760          $12.179          $10.848
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,834            2,792            2,402              793
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.760          $12.179          $10.848           $9.292
  Accumulation Unit Value at end of
   period                                   $7.139          $11.760          $12.179          $10.848
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,834            2,792            2,402              793
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.661          $12.113          $10.821           $9.287
  Accumulation Unit Value at end of
   period                                   $7.058          $11.661          $12.113          $10.821
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  314              325              264               85
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
OPPENHEIMER SMALL & MID-CAP GROWTH
 FUND/VA
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.654          $11.168          $11.049           $9.483
  Accumulation Unit Value at end of
   period                                   $5.825          $11.654          $11.168          $11.049
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  109               91               49                5
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.588          $11.127          $11.031           $9.480
  Accumulation Unit Value at end of
   period                                   $5.780          $11.588          $11.127          $11.031
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   31               29               23                8

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $9.224           $9.323           $7.472           $5.758
  Accumulation Unit Value at end of
   period                                  $10.514           $9.224           $9.323           $7.472
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  136              186              102               16
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.099           $9.215           $7.400           $5.714
  Accumulation Unit Value at end of
   period                                  $10.350           $9.099           $9.215           $7.400
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   67               81               83               56
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.099           $9.215           $7.400           $5.714
  Accumulation Unit Value at end of
   period                                  $10.350           $9.099           $9.215           $7.400
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   67               81               83               56
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.364          $16.614          $13.376          $10.354
  Accumulation Unit Value at end of
   period                                  $18.568          $16.364          $16.614          $13.376
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    5                1                6                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $8.914           $9.055           $7.294           $5.649
  Accumulation Unit Value at end of
   period                                  $10.110           $8.914           $9.055           $7.294
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   12               18               13               11
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.213          $16.510          $13.332          $10.351
  Accumulation Unit Value at end of
   period                                  $18.342          $16.213          $16.510          $13.332
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                1                -                -
PUTNAM VT DIVERSIFIED INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $19.920          $20.903          $18.852          $12.330
  Accumulation Unit Value at end of
   period                                  $21.863          $19.920          $20.903          $18.852
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,506            1,049            1,271            1,667
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $15.403          $16.196          $14.636           $9.592
  Accumulation Unit Value at end of
   period                                  $16.872          $15.403          $16.196          $14.636
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   95              117              153              159
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $15.613          $16.433          $14.865           $9.752
  Accumulation Unit Value at end of
   period                                  $17.085          $15.613          $16.433          $14.865
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  242              258              252              322
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $19.004          $20.042          $18.165          $11.940
  Accumulation Unit Value at end of
   period                                  $20.753          $19.004          $20.042          $18.165
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  373              479              597              684
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $19.004          $20.042          $18.165          $11.940
  Accumulation Unit Value at end of
   period                                  $20.753          $19.004          $20.042          $18.165
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  373              479              597              684

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.555          $11.106          $11.022           $9.478
  Accumulation Unit Value at end of
   period                                   $5.758          $11.555          $11.106          $11.022
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   15               15                6                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.490          $11.065          $11.003           $9.475
  Accumulation Unit Value at end of
   period                                   $5.714          $11.490          $11.065          $11.003
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   66               62               48               19
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.490          $11.065          $11.003           $9.475
  Accumulation Unit Value at end of
   period                                   $5.714          $11.490          $11.065          $11.003
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   66               62               48               19
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.392          $11.005          $10.975           $9.470
  Accumulation Unit Value at end of
   period                                   $5.649          $11.392          $11.005          $10.975
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   12               12                8                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT DIVERSIFIED INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $18.109          $17.671          $16.893          $16.626
  Accumulation Unit Value at end of
   period                                  $12.330          $18.109          $17.671          $16.893
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  939              917              366               90
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.116          $13.802          $13.221          $13.029
  Accumulation Unit Value at end of
   period                                   $9.592          $14.116          $13.802          $13.221
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  120              121              100               36
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $14.366          $14.060          $13.481          $13.295
  Accumulation Unit Value at end of
   period                                   $9.752          $14.366          $14.060          $13.481
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  188              167               49               13
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $17.625          $17.285          $16.607          $16.399
  Accumulation Unit Value at end of
   period                                  $11.940          $17.625          $17.285          $16.607
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  566              528              342              147
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.625          $17.285          $16.607          $16.399
  Accumulation Unit Value at end of
   period                                  $11.940          $17.625          $17.285          $16.607
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  566              528              342              147

40

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.487          $17.431          $15.838          $10.437
  Accumulation Unit Value at end of
   period                                  $17.960          $16.487          $17.431          $15.838
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   34               20               10                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.855          $15.714          $14.285           $9.418
  Accumulation Unit Value at end of
   period                                  $16.174          $14.855          $15.714          $14.285
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   28               31               36               48
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.334          $17.322          $15.786          $10.434
  Accumulation Unit Value at end of
   period                                  $17.741          $16.334          $17.322          $15.786
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                2                1
PUTNAM VT EQUITY INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.553          $14.509          $13.092          $10.438
  Accumulation Unit Value at end of
   period                                  $17.086          $14.553          $14.509          $13.092
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  178              183              186              171
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.463          $14.448          $13.063          $10.436
  Accumulation Unit Value at end of
   period                                  $16.947          $14.463          $14.448          $13.063
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   14               18               34               34
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $14.418          $14.418          $13.049          $10.435
  Accumulation Unit Value at end of
   period                                  $16.878          $14.418          $14.418          $13.049
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   93               61               15               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.329          $14.357          $13.021          $10.433
  Accumulation Unit Value at end of
   period                                  $16.740          $14.329          $14.357          $13.021
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   75               88               92              104
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.329          $14.357          $13.021          $10.433
  Accumulation Unit Value at end of
   period                                  $16.740          $14.329          $14.357          $13.021
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   75               88               92              104
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.219          $14.282          $12.985          $10.430
  Accumulation Unit Value at end of
   period                                  $16.570          $14.219          $14.282          $12.985
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   10                5                1                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.197          $14.267          $12.978          $10.430
  Accumulation Unit Value at end of
   period                                  $16.536          $14.197          $14.267          $12.978
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   15               20               21               24

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.944          $13.716          $13.218          $13.078
  Accumulation Unit Value at end of
   period                                   $9.418          $13.944          $13.716          $13.218
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   25               22               17               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT EQUITY INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.087          $14.193          $12.942          $10.427
  Accumulation Unit Value at end of
   period                                  $16.367          $14.087          $14.193          $12.942
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GEORGE PUTNAM BALANCED FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.564          $10.445           $9.577           $7.746
  Accumulation Unit Value at end of
   period                                  $11.699          $10.564          $10.445           $9.577
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  292              358              378              406
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.026          $10.924          $10.036           $8.134
  Accumulation Unit Value at end of
   period                                  $12.187          $11.026          $10.924          $10.036
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   45               61               46               46
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $9.967           $9.884           $9.090           $7.374
  Accumulation Unit Value at end of
   period                                  $11.005           $9.967           $9.884           $9.090
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   40               35               44               46
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.078          $10.014           $9.228           $7.501
  Accumulation Unit Value at end of
   period                                  $11.105          $10.078          $10.014           $9.228
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   75               92              126              141
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.078          $10.014           $9.228           $7.501
  Accumulation Unit Value at end of
   period                                  $11.105          $10.078          $10.014           $9.228
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   75               92              126              141
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.787          $13.735          $12.688          $10.340
  Accumulation Unit Value at end of
   period                                  $15.155          $13.787          $13.735          $12.688
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.483           $9.452           $8.735           $7.122
  Accumulation Unit Value at end of
   period                                  $10.419           $9.483           $9.452           $8.735
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   20               28               22               48
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.660          $13.649          $12.646          $10.337
  Accumulation Unit Value at end of
   period                                  $14.970          $13.660          $13.649          $12.646
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $35.664          $36.392          $32.243          $24.232
  Accumulation Unit Value at end of
   period                                  $40.082          $35.664          $36.392          $32.243
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  149              147              162              151

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GEORGE PUTNAM BALANCED FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.278          $13.365          $12.134          $11.639
  Accumulation Unit Value at end of
   period                                   $7.746          $13.278          $13.365          $12.134
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  474              515              210               41
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.971          $14.090          $12.818          $12.311
  Accumulation Unit Value at end of
   period                                   $8.134          $13.971          $14.090          $12.818
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   69              152               66               11
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $12.680          $12.801          $11.657          $11.203
  Accumulation Unit Value at end of
   period                                   $7.374          $12.680          $12.801          $11.657
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   55               50               24                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.924          $13.073          $11.929          $11.480
  Accumulation Unit Value at end of
   period                                   $7.501          $12.924          $13.073          $11.929
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  153              480              320               56
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.924          $13.073          $11.929          $11.480
  Accumulation Unit Value at end of
   period                                   $7.501          $12.924          $13.073          $11.929
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  153              480              320               56
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.307          $12.487          $11.428          $11.020
  Accumulation Unit Value at end of
   period                                   $7.122          $12.307          $12.487          $11.428
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   54               61               73               10
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GLOBAL ASSET ALLOCATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $36.928          $36.452          $32.820          $30.837
  Accumulation Unit Value at end of
   period                                  $24.232          $36.928          $36.452          $32.820
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  171              164               85               18

42

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.659          $10.898           $9.675           $7.286
  Accumulation Unit Value at end of
   period                                  $11.955          $10.659          $10.898           $9.675
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   38               62               72               62
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.047          $11.306          $10.047           $7.573
  Accumulation Unit Value at end of
   period                                  $12.378          $11.047          $11.306          $10.047
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   51               99              104              106
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $34.024          $34.892          $31.068          $23.466
  Accumulation Unit Value at end of
   period                                  $38.047          $34.024          $34.892          $31.068
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   56               56               58               67
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $34.024          $34.892          $31.068          $23.466
  Accumulation Unit Value at end of
   period                                  $38.047          $34.024          $34.892          $31.068
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   56               56               58               67
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.034          $15.457          $13.797          $10.447
  Accumulation Unit Value at end of
   period                                  $16.770          $15.034          $15.457          $13.797
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                -                1                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.510          $10.811           $9.655           $7.314
  Accumulation Unit Value at end of
   period                                  $11.718          $10.510          $10.811           $9.655
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   22               22               25               30
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.895          $15.360          $13.752          $10.444
  Accumulation Unit Value at end of
   period                                  $16.566          $14.895          $15.360          $13.752
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GROWTH AND INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $43.524          $46.379          $41.203          $32.252
  Accumulation Unit Value at end of
   period                                  $51.031          $43.524          $46.379          $41.203
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   25               33               37               39
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.460          $11.168           $9.941           $7.797
  Accumulation Unit Value at end of
   period                                  $12.239          $10.460          $11.168           $9.941
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   21               21               21               20
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $9.236           $9.871           $8.796           $6.906
  Accumulation Unit Value at end of
   period                                  $10.796           $9.236           $9.871           $8.796
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   36               32               40               39
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $41.521          $44.467          $39.702          $31.233
  Accumulation Unit Value at end of
   period                                  $48.440          $41.521          $44.467          $39.702
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   14               16               17               21

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.125          $11.004           $9.927           $9.340
  Accumulation Unit Value at end of
   period                                   $7.286          $11.125          $11.004           $9.927
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   46               43               24                2
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.576          $11.462          $10.351           $9.744
  Accumulation Unit Value at end of
   period                                   $7.573          $11.576          $11.462          $10.351
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   89               36               11                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $35.941          $35.656          $32.264          $30.415
  Accumulation Unit Value at end of
   period                                  $23.466          $35.941          $35.656          $32.264
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   65               66               50               14
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $35.941          $35.656          $32.264          $30.415
  Accumulation Unit Value at end of
   period                                  $23.466          $35.941          $35.656          $32.264
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   65               66               50               14
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.237          $11.181          $10.148           $9.585
  Accumulation Unit Value at end of
   period                                   $7.314          $11.237          $11.181          $10.148
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   47               45               55               32
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT GROWTH AND INCOME FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $53.461          $57.815          $50.684          $47.143
  Accumulation Unit Value at end of
   period                                  $32.252          $53.461          $57.815          $50.684
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   41               37               18                4
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.951          $14.034          $12.327          $11.482
  Accumulation Unit Value at end of
   period                                   $7.797          $12.951          $14.034          $12.327
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   20               21               19                6
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.481          $12.454          $10.950          $10.206
  Accumulation Unit Value at end of
   period                                   $6.906          $11.481          $12.454          $10.950
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   40               37               17                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $52.033          $56.552          $49.825          $46.499
  Accumulation Unit Value at end of
   period                                  $31.233          $52.033          $56.552          $49.825
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   22               27               22               10

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $41.521          $44.467          $39.702          $31.233
  Accumulation Unit Value at end of
   period                                  $48.440          $41.521          $44.467          $39.702
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   14               16               17               21
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.531          $14.527          $13.003          $10.255
  Accumulation Unit Value at end of
   period                                  $15.746          $13.531          $14.527          $13.003
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $8.787           $9.439           $8.453           $6.670
  Accumulation Unit Value at end of
   period                                  $10.220           $8.787           $9.439           $8.453
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   12               12               16               16
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.405          $14.436          $12.960          $10.252
  Accumulation Unit Value at end of
   period                                  $15.553          $13.405          $14.436          $12.960
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INTERNATIONAL EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.329          $18.752          $17.318          $14.119
  Accumulation Unit Value at end of
   period                                  $18.392          $15.329          $18.752          $17.318
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  961            1,218            1,316            1,424
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $6.530           $8.004           $7.407           $6.051
  Accumulation Unit Value at end of
   period                                   $7.819           $6.530           $8.004           $7.407
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  373              470              505              602
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $8.100           $9.939           $9.206           $7.528
  Accumulation Unit Value at end of
   period                                   $9.689           $8.100           $9.939           $9.206
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  336              400              380              403
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.624          $17.979          $16.687          $13.673
  Accumulation Unit Value at end of
   period                                  $17.458          $14.624          $17.979          $16.687
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  693              882            1,001            1,163
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.624          $17.979          $16.687          $13.673
  Accumulation Unit Value at end of
   period                                  $17.458          $14.624          $17.979          $16.687
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  693              882            1,001            1,163
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.344          $13.982          $13.010          $10.687
  Accumulation Unit Value at end of
   period                                  $13.509          $11.344          $13.982          $13.010
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   35               29                8                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $7.706           $9.503           $8.847           $7.271
  Accumulation Unit Value at end of
   period                                   $9.173           $7.706           $9.503           $8.847
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  195              238              254              283

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $52.033          $56.552          $49.825          $46.499
  Accumulation Unit Value at end of
   period                                  $31.233          $52.033          $56.552          $49.825
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   22               27               22               10
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.145          $12.149          $10.736          $10.039
  Accumulation Unit Value at end of
   period                                   $6.670          $11.145          $12.149          $10.736
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   17               21               22               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INTERNATIONAL EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $25.598          $24.003          $19.096          $16.749
  Accumulation Unit Value at end of
   period                                  $14.119          $25.598          $24.003          $19.096
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,619            1,496              970              222
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.992          $10.328           $8.233           $7.231
  Accumulation Unit Value at end of
   period                                   $6.051          $10.992          $10.328           $8.233
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  728              692              658              324
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $13.690          $12.875          $10.274           $9.029
  Accumulation Unit Value at end of
   period                                   $7.528          $13.690          $12.875          $10.274
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  488              468              337               49
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $24.914          $23.478          $18.773          $16.520
  Accumulation Unit Value at end of
   period                                  $13.673          $24.914          $23.478          $18.773
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,346            1,317            1,177              552
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $24.914          $23.478          $18.773          $16.520
  Accumulation Unit Value at end of
   period                                  $13.673          $24.914          $23.478          $18.773
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,346            1,317            1,177              552
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.288          $12.560          $10.073           $8.882
  Accumulation Unit Value at end of
   period                                   $7.271          $13.288          $12.560          $10.073
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  327              322              283              140

44

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.239          $13.894          $12.967          $10.684
  Accumulation Unit Value at end of
   period                                  $13.344          $11.239          $13.894          $12.967
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                7                1                -
PUTNAM VT INTERNATIONAL VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $5.752           $6.780           $6.431           $5.178
  Accumulation Unit Value at end of
   period                                   $6.890           $5.752           $6.780           $6.431
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   28               19               15               14
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $5.703           $6.735           $6.401           $5.165
  Accumulation Unit Value at end of
   period                                   $6.817           $5.703           $6.735           $6.401
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                3                3                5
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $5.679           $6.713           $6.387           $5.158
  Accumulation Unit Value at end of
   period                                   $6.781           $5.679           $6.713           $6.387
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   18               15               13               11
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $5.630           $6.669           $6.358           $5.145
  Accumulation Unit Value at end of
   period                                   $6.710           $5.630           $6.669           $6.358
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   15               32               31                9
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $5.630           $6.669           $6.358           $5.145
  Accumulation Unit Value at end of
   period                                   $6.710           $5.630           $6.669           $6.358
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   15               32               31                9
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.670          $13.858          $13.244          $10.745
  Accumulation Unit Value at end of
   period                                  $13.874          $11.670          $13.858          $13.244
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                1                1                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $5.559           $6.604           $6.314           $5.125
  Accumulation Unit Value at end of
   period                                   $6.605           $5.559           $6.604           $6.314
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    5                5                6                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.563          $13.772          $13.201          $10.742
  Accumulation Unit Value at end of
   period                                  $13.704          $11.563          $13.772          $13.201
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INVESTORS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $8.581           $8.716           $7.774           $6.038
  Accumulation Unit Value at end of
   period                                   $9.866           $8.581           $8.716           $7.774
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,259            2,028            2,342            2,234

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INTERNATIONAL VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $9.748           $9.864                -                -
  Accumulation Unit Value at end of
   period                                   $5.178           $9.748                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   21                1                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.743           $9.861                -                -
  Accumulation Unit Value at end of
   period                                   $5.165           $9.743                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $9.740           $9.860                -                -
  Accumulation Unit Value at end of
   period                                   $5.158           $9.740                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   10                8                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.735           $9.857                -                -
  Accumulation Unit Value at end of
   period                                   $5.145           $9.735                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8                1                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.735           $9.857                -                -
  Accumulation Unit Value at end of
   period                                   $5.145           $9.735                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8                1                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.726           $9.853                -                -
  Accumulation Unit Value at end of
   period                                   $5.125           $9.726                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT INVESTORS FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.150          $10.876           $9.700           $8.601
  Accumulation Unit Value at end of
   period                                   $6.038          $10.150          $10.876           $9.700
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                2,480            1,194              207               14

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $5.866           $5.970           $5.336           $4.153
  Accumulation Unit Value at end of
   period                                   $6.731           $5.866           $5.970           $5.336
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  107              157              194              212
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $6.286           $6.404           $5.729           $4.463
  Accumulation Unit Value at end of
   period                                   $7.206           $6.286           $6.404           $5.729
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  279              352              407              472
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $8.186           $8.357           $7.491           $5.848
  Accumulation Unit Value at end of
   period                                   $9.366           $8.186           $8.357           $7.491
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  522              717              890              934
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $8.186           $8.357           $7.491           $5.848
  Accumulation Unit Value at end of
   period                                   $9.366           $8.186           $8.357           $7.491
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  522              717              890              934
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.148          $14.479          $13.011          $10.182
  Accumulation Unit Value at end of
   period                                  $16.145          $14.148          $14.479          $13.011
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   11               11               10                6
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $5.981           $6.124           $5.506           $4.311
  Accumulation Unit Value at end of
   period                                   $6.822           $5.981           $6.124           $5.506
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   77              103              108              119
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.017          $14.388          $12.969          $10.179
  Accumulation Unit Value at end of
   period                                  $15.948          $14.017          $14.388          $12.969
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                3                3                -
PUTNAM VT MULTI-CAP GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $11.562          $12.378          $10.727                -
  Accumulation Unit Value at end of
   period                                  $13.286          $11.562          $12.378                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   31               40               51                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.531          $12.369          $10.726                -
  Accumulation Unit Value at end of
   period                                  $13.224          $11.531          $12.369                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   16               20               22                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.516          $12.365          $10.725                -
  Accumulation Unit Value at end of
   period                                  $13.193          $11.516          $12.365                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                5               10                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $6.994           $7.509           $6.711           $5.958
  Accumulation Unit Value at end of
   period                                   $4.153           $6.994           $7.509           $6.711
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  240              139               47               11
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $7.525           $8.087           $7.235           $6.428
  Accumulation Unit Value at end of
   period                                   $4.463           $7.525           $8.087           $7.235
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  486              153                6                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $9.879          $10.638           $9.535           $8.483
  Accumulation Unit Value at end of
   period                                   $5.848           $9.879          $10.638           $9.535
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,086              525              105               24
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $9.879          $10.638           $9.535           $8.483
  Accumulation Unit Value at end of
   period                                   $5.848           $9.879          $10.638           $9.535
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,086              525              105               24
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $7.304           $7.890           $7.093           $6.323
  Accumulation Unit Value at end of
   period                                   $4.311           $7.304           $7.890           $7.093
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  129               75               17               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT MULTI-CAP GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

46

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.485          $12.357          $10.723                -
  Accumulation Unit Value at end of
   period                                  $13.131          $11.485          $12.357                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   13               15               24                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.485          $12.357          $10.723                -
  Accumulation Unit Value at end of
   period                                  $13.131          $11.485          $12.357                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   13               15               24                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.446          $12.346          $10.721                -
  Accumulation Unit Value at end of
   period                                  $13.054          $11.446          $12.346                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.438          $12.344          $10.721                -
  Accumulation Unit Value at end of
   period                                  $13.039          $11.438          $12.344                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8                6               12                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.400          $12.333          $10.719                -
  Accumulation Unit Value at end of
   period                                  $12.963          $11.400          $12.333                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT SMALL CAP VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $20.208          $21.552          $17.383          $13.429
  Accumulation Unit Value at end of
   period                                  $23.365          $20.208          $21.552          $17.383
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  707              653              831              961
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $18.557          $19.832          $16.027          $12.406
  Accumulation Unit Value at end of
   period                                  $21.413          $18.557          $19.832          $16.027
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   99              110              145              183
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $17.624          $18.853          $15.251          $11.818
  Accumulation Unit Value at end of
   period                                  $20.316          $17.624          $18.853          $15.251
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  123              133              135              131
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $19.278          $20.664          $16.750          $13.005
  Accumulation Unit Value at end of
   period                                  $22.178          $19.278          $20.664          $16.750
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  484              521              681              829
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $19.278          $20.664          $16.750          $13.005
  Accumulation Unit Value at end of
   period                                  $22.178          $19.278          $20.664          $16.750
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  484              521              681              829
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.751          $16.925          $13.754          $10.705
  Accumulation Unit Value at end of
   period                                  $18.075          $15.751          $16.925          $13.754
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   33               18                7                1

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT SMALL CAP VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $22.504          $26.199          $22.697          $19.908
  Accumulation Unit Value at end of
   period                                  $13.429          $22.504          $26.199          $22.697
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,037            1,189              721              138
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $20.832          $24.301          $21.094          $18.527
  Accumulation Unit Value at end of
   period                                  $12.406          $20.832          $24.301          $21.094
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  205              226              206               86
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $19.863          $23.195          $20.154          $17.713
  Accumulation Unit Value at end of
   period                                  $11.818          $19.863          $23.195          $20.154
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  151              187              144               20
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $21.902          $25.627          $22.312          $19.636
  Accumulation Unit Value at end of
   period                                  $13.005          $21.902          $25.627          $22.312
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  924            1,059            1,003              450
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $21.902          $25.627          $22.312          $19.636
  Accumulation Unit Value at end of
   period                                  $13.005          $21.902          $25.627          $22.312
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  924            1,059            1,003              450
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.767          $18.027          $14.656          $11.414
  Accumulation Unit Value at end of
   period                                  $19.233          $16.767          $18.027          $14.656
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   75              101              118              136
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.605          $16.819          $13.709          $10.702
  Accumulation Unit Value at end of
   period                                  $17.855          $15.605          $16.819          $13.709
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                4                -                -
PUTNAM VT VOYAGER FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $53.775          $66.516          $55.951          $34.689
  Accumulation Unit Value at end of
   period                                  $60.452          $53.775          $66.516          $55.951
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   28              105               53               76
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $5.391           $6.682           $5.632           $3.498
  Accumulation Unit Value at end of
   period                                   $6.048           $5.391           $6.682           $5.632
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   53              123               99              132
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $6.643           $8.242           $6.954           $4.324
  Accumulation Unit Value at end of
   period                                   $7.446           $6.643           $8.242           $6.954
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   62               91              120              235
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $51.301          $63.774          $53.913          $33.592
  Accumulation Unit Value at end of
   period                                  $57.383          $51.301          $63.774          $53.913
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   14               46               27               73
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $51.301          $63.774          $53.913          $33.592
  Accumulation Unit Value at end of
   period                                  $57.383          $51.301          $63.774          $53.913
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   14               46               27               73
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.920          $19.840          $16.815          $10.503
  Accumulation Unit Value at end of
   period                                  $17.763          $15.920          $19.840          $16.815
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                7                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $6.321           $7.881           $6.683           $4.176
  Accumulation Unit Value at end of
   period                                   $7.049           $6.321           $7.881           $6.683
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   18               32               37               77
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.773          $19.716          $16.760          $10.500
  Accumulation Unit Value at end of
   period                                  $17.546          $15.773          $19.716          $16.760
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                2                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $19.281          $22.627          $19.760          $17.424
  Accumulation Unit Value at end of
   period                                  $11.414          $19.281          $22.627          $19.760
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  149              162              187               67
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
PUTNAM VT VOYAGER FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $55.979          $53.906          $51.952          $46.089
  Accumulation Unit Value at end of
   period                                  $34.689          $55.979          $53.906          $51.952
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8                7                6                3
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $5.657           $5.458           $5.271           $4.682
  Accumulation Unit Value at end of
   period                                   $3.498           $5.657           $5.458           $5.271
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   18               33               34                3
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $6.999           $6.760           $6.535           $5.809
  Accumulation Unit Value at end of
   period                                   $4.324           $6.999           $6.760           $6.535
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    4                2                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $54.483          $52.728          $51.072          $45.459
  Accumulation Unit Value at end of
   period                                  $33.592          $54.483          $52.728          $51.072
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   11               14               13                7
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $54.483          $52.728          $51.072          $45.459
  Accumulation Unit Value at end of
   period                                  $33.592          $54.483          $52.728          $51.072
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   11               14               13                7
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $6.794           $6.595           $6.407           $5.714
  Accumulation Unit Value at end of
   period                                   $4.176           $6.794           $6.595           $6.407
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   12               14               15               17
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

48

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.098          $18.763          $16.029           $9.574
  Accumulation Unit Value at end of
   period                                  $17.806          $15.098          $18.763          $16.029
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  749              965            1,197            1,193
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.893          $18.546          $15.875           $9.501
  Accumulation Unit Value at end of
   period                                  $17.530          $14.893          $18.546          $15.875
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   74              116              161              193
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $14.791          $18.438          $15.798           $9.464
  Accumulation Unit Value at end of
   period                                  $17.393          $14.791          $18.438          $15.798
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  200              254              320              360
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.591          $18.224          $15.646           $9.392
  Accumulation Unit Value at end of
   period                                  $17.122          $14.591          $18.224          $15.646
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  465              563              805              975
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.591          $18.224          $15.646           $9.392
  Accumulation Unit Value at end of
   period                                  $17.122          $14.591          $18.224          $15.646
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  465              563              805              975
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.465          $20.616          $17.744          $10.678
  Accumulation Unit Value at end of
   period                                  $19.273          $16.465          $20.616          $17.744
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   36               38               19                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.294          $17.908          $15.421           $9.284
  Accumulation Unit Value at end of
   period                                  $16.725          $14.294          $17.908          $15.421
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   36               55               90              134
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.313          $20.487          $17.686          $10.675
  Accumulation Unit Value at end of
   period                                  $19.038          $16.313          $20.487          $17.686
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    4                4                1                -
UIF MID CAP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $14.656          $16.044          $12.325           $7.958
  Accumulation Unit Value at end of
   period                                  $15.648          $14.656          $16.044          $12.325
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  356              752              730              639
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.457          $15.857          $12.206           $7.897
  Accumulation Unit Value at end of
   period                                  $15.405          $14.457          $15.857          $12.206
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   23               60               78               93

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
UIF EMERGING MARKETS EQUITY PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $22.490          $16.270          $12.052           $9.032
  Accumulation Unit Value at end of
   period                                   $9.574          $22.490          $16.270          $12.052
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                1,129              859              360              110
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $22.363          $16.210          $12.032           $9.029
  Accumulation Unit Value at end of
   period                                   $9.501          $22.363          $16.210          $12.032
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  151              152               90               10
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $22.299          $16.180          $12.022           $9.027
  Accumulation Unit Value at end of
   period                                   $9.464          $22.299          $16.180          $12.022
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  301              317              195               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $22.173          $16.121          $12.002           $9.024
  Accumulation Unit Value at end of
   period                                   $9.392          $22.173          $16.121          $12.002
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  804              818              581              162
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $22.173          $16.121          $12.002           $9.024
  Accumulation Unit Value at end of
   period                                   $9.392          $22.173          $16.121          $12.002
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  804              818              581              162
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $21.986          $16.032          $11.972           $9.020
  Accumulation Unit Value at end of
   period                                   $9.284          $21.986          $16.032          $11.972
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  122              183              123               82
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
UIF MID CAP GROWTH PORTFOLIO
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.205          $12.601          $11.732           $9.494
  Accumulation Unit Value at end of
   period                                   $7.958          $15.205          $12.601          $11.732
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  770              400              135               21
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $15.119          $12.554          $11.712           $9.491
  Accumulation Unit Value at end of
   period                                   $7.897          $15.119          $12.554          $11.712
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   89               44               37               13

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $14.359          $15.765          $12.147           $7.867
  Accumulation Unit Value at end of
   period                                  $15.285          $14.359          $15.765          $12.147
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   83              239              230              251
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.164          $15.582          $12.030           $7.807
  Accumulation Unit Value at end of
   period                                  $15.047          $14.164          $15.582          $12.030
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  118              307              441              564
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.164          $15.582          $12.030           $7.807
  Accumulation Unit Value at end of
   period                                  $15.047          $14.164          $15.582          $12.030
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  118              307              441              564
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $18.513          $20.419          $15.804          $10.281
  Accumulation Unit Value at end of
   period                                  $19.619          $18.513          $20.419          $15.804
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   19               28               17                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.876          $15.312          $11.857           $7.717
  Accumulation Unit Value at end of
   period                                  $14.697          $13.876          $15.312          $11.857
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   11               26               41               58
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $18.343          $20.291          $15.752          $10.278
  Accumulation Unit Value at end of
   period                                  $19.380          $18.343          $20.291          $15.752
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                4                -                -
WELLS FARGO ADVANTAGE VT DISCOVERY
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.216          $15.397          $11.542           $8.359
  Accumulation Unit Value at end of
   period                                  $17.631          $15.216          $15.397          $11.542
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                3                3                4
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $15.017          $15.226          $11.437           $8.299
  Accumulation Unit Value at end of
   period                                  $17.365          $15.017          $15.226          $11.437
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $14.919          $15.141          $11.385           $8.270
  Accumulation Unit Value at end of
   period                                  $17.234          $14.919          $15.141          $11.385
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                1                1                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.723          $14.973          $11.281           $8.211
  Accumulation Unit Value at end of
   period                                  $16.975          $14.723          $14.973          $11.281
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                4                5                2
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.723          $14.973          $11.281           $8.211
  Accumulation Unit Value at end of
   period                                  $16.975          $14.723          $14.973          $11.281
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                4                5                2

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $15.076          $12.531          $11.703           $9.489
  Accumulation Unit Value at end of
   period                                   $7.867          $15.076          $12.531          $11.703
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  241              276               48                4
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $14.991          $12.485          $11.683           $9.486
  Accumulation Unit Value at end of
   period                                   $7.807          $14.991          $12.485          $11.683
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  573              249              172               72
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.991          $12.485          $11.683           $9.486
  Accumulation Unit Value at end of
   period                                   $7.807          $14.991          $12.485          $11.683
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  573              249              172               72
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.864          $12.417          $11.654           $9.481
  Accumulation Unit Value at end of
   period                                   $7.717          $14.864          $12.417          $11.654
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   60              147               67               14
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT DISCOVERY
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $15.265          $12.681          $11.239          $10.522
  Accumulation Unit Value at end of
   period                                   $8.359          $15.265          $12.681          $11.239
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                7                6                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $15.187          $12.640          $11.226          $10.520
  Accumulation Unit Value at end of
   period                                   $8.299          $15.187          $12.640          $11.226
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $15.147          $12.620          $11.219          $10.519
  Accumulation Unit Value at end of
   period                                   $8.270          $15.147          $12.620          $11.219
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                1                2                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $15.069          $12.580          $11.206          $10.517
  Accumulation Unit Value at end of
   period                                   $8.211          $15.069          $12.580          $11.206
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                1                1                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $15.069          $12.580          $11.206          $10.517
  Accumulation Unit Value at end of
   period                                   $8.211          $15.069          $12.580          $11.206
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                1                1                -

50

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $18.166          $18.519          $13.988          $10.206
  Accumulation Unit Value at end of
   period                                  $20.891          $18.166          $18.519          $13.988
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.435          $14.724          $11.127           $8.123
  Accumulation Unit Value at end of
   period                                  $16.593          $14.435          $14.724          $11.127
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                2                2
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.998          $18.403          $13.942          $10.203
  Accumulation Unit Value at end of
   period                                  $20.636          $17.998          $18.403          $13.942
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT INDEX ASSET
 ALLOCATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.279           $1.220           $1.095           $0.963
  Accumulation Unit Value at end of
   period                                   $1.423           $1.279           $1.220           $1.095
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   11               21               21               21
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.253           $1.198           $1.077           $0.950
  Accumulation Unit Value at end of
   period                                   $1.391           $1.253           $1.198           $1.077
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.243           $1.190           $1.070           $0.945
  Accumulation Unit Value at end of
   period                                   $1.378           $1.243           $1.190           $1.070
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                7                8                8
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.220           $1.170           $1.054           $0.933
  Accumulation Unit Value at end of
   period                                   $1.350           $1.220           $1.170           $1.054
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   71              108              191              267
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.220           $1.170           $1.054           $0.933
  Accumulation Unit Value at end of
   period                                   $1.350           $1.220           $1.170           $1.054
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   71              108              191              267
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.533          $13.011          $11.758          $10.426
  Accumulation Unit Value at end of
   period                                  $14.942          $13.533          $13.011          $11.758
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.203           $1.157           $1.046           $0.928
  Accumulation Unit Value at end of
   period                                   $1.327           $1.203           $1.157           $1.046
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   63               70              107               71

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $14.953          $12.521          $11.187          $10.514
  Accumulation Unit Value at end of
   period                                   $8.123          $14.953          $12.521          $11.187
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                4                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT INDEX ASSET
 ALLOCATION FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.381           $1.304           $1.182           $1.113
  Accumulation Unit Value at end of
   period                                   $0.963           $1.381           $1.304           $1.182
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   21               21               21                2
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.364           $1.291           $1.172           $1.105
  Accumulation Unit Value at end of
   period                                   $0.950           $1.364           $1.291           $1.172
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.358           $1.287           $1.169           $1.104
  Accumulation Unit Value at end of
   period                                   $0.945           $1.358           $1.287           $1.169
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    8                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.343           $1.275           $1.161           $1.098
  Accumulation Unit Value at end of
   period                                   $0.933           $1.343           $1.275           $1.161
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  270              261              255              249
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.343           $1.275           $1.161           $1.098
  Accumulation Unit Value at end of
   period                                   $0.933           $1.343           $1.275           $1.161
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  270              261              255              249
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.341           $1.277           $1.166           $1.104
  Accumulation Unit Value at end of
   period                                   $0.928           $1.341           $1.277           $1.166
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   75              114              134              137

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.408          $12.930          $11.720          $10.423
  Accumulation Unit Value at end of
   period                                  $14.760          $13.408          $12.930          $11.720
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT INTERNATIONAL
 EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $10.437          $12.177          $10.085                -
  Accumulation Unit Value at end of
   period                                  $11.656          $10.437          $12.177                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.405          $12.165          $10.083                -
  Accumulation Unit Value at end of
   period                                  $11.597          $10.405          $12.165                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $10.389          $12.158          $10.083                -
  Accumulation Unit Value at end of
   period                                  $11.568          $10.389          $12.158                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $10.358          $12.145          $10.081                -
  Accumulation Unit Value at end of
   period                                  $11.510          $10.358          $12.145                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    4                5               11                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.358          $12.145          $10.081                -
  Accumulation Unit Value at end of
   period                                  $11.510          $10.358          $12.145                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    4                5               11                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.318          $12.130          $10.080                -
  Accumulation Unit Value at end of
   period                                  $11.437          $10.318          $12.130                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    7                7                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.310          $12.126          $10.079                -
  Accumulation Unit Value at end of
   period                                  $11.423          $10.310          $12.126                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $10.271          $12.111          $10.078                -
  Accumulation Unit Value at end of
   period                                  $11.351          $10.271          $12.111                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT OPPORTUNITY
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.191          $13.111          $10.765           $7.404
  Accumulation Unit Value at end of
   period                                  $13.860          $12.191          $13.111          $10.765
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1               19                1                2

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT INTERNATIONAL
 EQUITY FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT OPPORTUNITY
 FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.560          $11.969          $10.837          $10.327
  Accumulation Unit Value at end of
   period                                   $7.404          $12.560          $11.969          $10.837
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    3                2                2                2

52

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.032          $12.966          $10.667           $7.351
  Accumulation Unit Value at end of
   period                                  $13.651          $12.032          $12.966          $10.667
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.953          $12.894          $10.618           $7.325
  Accumulation Unit Value at end of
   period                                  $13.548          $11.953          $12.894          $10.618
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                1
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.796          $12.750          $10.521           $7.273
  Accumulation Unit Value at end of
   period                                  $13.344          $11.796          $12.750          $10.521
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                3
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.796          $12.750          $10.521           $7.273
  Accumulation Unit Value at end of
   period                                  $13.344          $11.796          $12.750          $10.521
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                3
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.654          $18.046          $14.929          $10.345
  Accumulation Unit Value at end of
   period                                  $18.792          $16.654          $18.046          $14.929
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.565          $12.538          $10.378           $7.195
  Accumulation Unit Value at end of
   period                                  $13.044          $11.565          $12.538          $10.378
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.500          $17.933          $14.880          $10.342
  Accumulation Unit Value at end of
   period                                  $18.563          $16.500          $17.933          $14.880
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT SMALL CAP
 GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.580           $1.682           $1.348           $0.898
  Accumulation Unit Value at end of
   period                                   $1.677           $1.580           $1.682           $1.348
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  108              194              272              284
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.548           $1.652           $1.327           $0.885
  Accumulation Unit Value at end of
   period                                   $1.640           $1.548           $1.652           $1.327
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   61               77              161              180
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.535           $1.640           $1.318           $0.880
  Accumulation Unit Value at end of
   period                                   $1.625           $1.535           $1.640           $1.318
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   26               28               34               58
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.506           $1.612           $1.299           $0.869
  Accumulation Unit Value at end of
   period                                   $1.591           $1.506           $1.612           $1.299
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  212              266              360              428

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.495          $11.931          $10.825          $10.325
  Accumulation Unit Value at end of
   period                                   $7.351          $12.495          $11.931          $10.825
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $12.463          $11.912          $10.818          $10.324
  Accumulation Unit Value at end of
   period                                   $7.325          $12.463          $11.912          $10.818
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                1                1                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.399          $11.874          $10.806          $10.322
  Accumulation Unit Value at end of
   period                                   $7.273          $12.399          $11.874          $10.806
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.399          $11.874          $10.806          $10.322
  Accumulation Unit Value at end of
   period                                   $7.273          $12.399          $11.874          $10.806
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.303          $11.818          $10.787          $10.320
  Accumulation Unit Value at end of
   period                                   $7.195          $12.303          $11.818          $10.787
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT SMALL CAP
 GROWTH FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.557           $1.390           $1.151           $0.962
  Accumulation Unit Value at end of
   period                                   $0.898           $1.557           $1.390           $1.151
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  357              371              400               93
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.538           $1.376           $1.141           $0.956
  Accumulation Unit Value at end of
   period                                   $0.885           $1.538           $1.376           $1.141
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  185              192              202               76
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.531           $1.371           $1.139           $0.954
  Accumulation Unit Value at end of
   period                                   $0.880           $1.531           $1.371           $1.139
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   59               67               73               19
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.515           $1.359           $1.131           $0.949
  Accumulation Unit Value at end of
   period                                   $0.869           $1.515           $1.359           $1.131
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  404              400              487              216

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.506           $1.612           $1.299           $0.869
  Accumulation Unit Value at end of
   period                                   $1.591           $1.506           $1.612           $1.299
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  212              266              360              428
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $18.551          $19.907          $16.076          $10.782
  Accumulation Unit Value at end of
   period                                  $19.546          $18.551          $19.907          $16.076
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.486           $1.595           $1.289           $0.865
  Accumulation Unit Value at end of
   period                                   $1.564           $1.486           $1.595           $1.289
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    9               19               22               25
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $18.380          $19.783          $16.024          $10.779
  Accumulation Unit Value at end of
   period                                  $19.308          $18.380          $19.783          $16.024
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT SMALL CAP
 VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $12.183          $13.349          $11.569           $7.339
  Accumulation Unit Value at end of
   period                                  $13.668          $12.183          $13.349          $11.569
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                2
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $12.024          $13.201          $11.463           $7.286
  Accumulation Unit Value at end of
   period                                  $13.462          $12.024          $13.201          $11.463
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $11.945          $13.128          $11.411           $7.260
  Accumulation Unit Value at end of
   period                                  $13.361          $11.945          $13.128          $11.411
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $11.789          $12.982          $11.307           $7.208
  Accumulation Unit Value at end of
   period                                  $13.160          $11.789          $12.982          $11.307
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                3                3
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.789          $12.982          $11.307           $7.208
  Accumulation Unit Value at end of
   period                                  $13.160          $11.789          $12.982          $11.307
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2                2                3                3
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $17.022          $18.792          $16.408          $10.487
  Accumulation Unit Value at end of
   period                                  $18.954          $17.022          $18.792          $16.408
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $11.558          $12.766          $11.152           $7.131
  Accumulation Unit Value at end of
   period                                  $12.864          $11.558          $12.766          $11.152
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.515           $1.359           $1.131           $0.949
  Accumulation Unit Value at end of
   period                                   $0.869           $1.515           $1.359           $1.131
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  404              400              487              216
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.512           $1.361           $1.135           $0.955
  Accumulation Unit Value at end of
   period                                   $0.865           $1.512           $1.361           $1.135
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   31               29               40               18
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT SMALL CAP
 VALUE FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                               $13.448          $13.761          $12.083          $10.823
  Accumulation Unit Value at end of
   period                                   $7.339          $13.448          $13.761          $12.083
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    1                -                -                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.379          $13.717          $12.069          $10.821
  Accumulation Unit Value at end of
   period                                   $7.286          $13.379          $13.717          $12.069
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                               $13.345          $13.695          $12.062          $10.820
  Accumulation Unit Value at end of
   period                                   $7.260          $13.345          $13.695          $12.062
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                2                2                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                               $13.276          $13.652          $12.047          $10.818
  Accumulation Unit Value at end of
   period                                   $7.208          $13.276          $13.652          $12.047
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                4                4                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.276          $13.652          $12.047          $10.818
  Accumulation Unit Value at end of
   period                                   $7.208          $13.276          $13.652          $12.047
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    6                4                4                -
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                               $13.173          $13.587          $12.026          $10.814
  Accumulation Unit Value at end of
   period                                   $7.131          $13.173          $13.587          $12.026
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

54

-------------------------------------------------------------------------------


                                                                AS OF DECEMBER 31,
SUB-ACCOUNT                                2012             2011             2010             2009
----------------------------------------------------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $16.865          $18.675          $16.354          $10.484
  Accumulation Unit Value at end of
   period                                  $18.723          $16.865          $18.675          $16.354
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT TOTAL RETURN
 BOND FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.528           $1.433           $1.361           $1.234
  Accumulation Unit Value at end of
   period                                   $1.596           $1.528           $1.433           $1.361
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   74              121              144              147
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.497           $1.407           $1.339           $1.217
  Accumulation Unit Value at end of
   period                                   $1.560           $1.497           $1.407           $1.339
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    2              326                9               12
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.485           $1.397           $1.330           $1.210
  Accumulation Unit Value at end of
   period                                   $1.546           $1.485           $1.397           $1.330
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  115              138              112              111
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.457           $1.374           $1.311           $1.195
  Accumulation Unit Value at end of
   period                                   $1.514           $1.457           $1.374           $1.311
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  477              496              491              496
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.457           $1.374           $1.311           $1.195
  Accumulation Unit Value at end of
   period                                   $1.514           $1.457           $1.374           $1.311
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  477              496              491              496
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.540          $11.852          $11.334          $10.358
  Accumulation Unit Value at end of
   period                                  $12.996          $12.540          $11.852          $11.334
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.437           $1.359           $1.300           $1.189
  Accumulation Unit Value at end of
   period                                   $1.489           $1.437           $1.359           $1.300
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   11               11               98              103
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                               $12.424          $11.777          $11.297          $10.355
  Accumulation Unit Value at end of
   period                                  $12.838          $12.424          $11.777          $11.297
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

                                                             AS OF DECEMBER 31,
SUB-ACCOUNT                                2008             2007             2006             2005
--------------------------------------  -------------------------------------------------------------
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
WELLS FARGO ADVANTAGE VT TOTAL RETURN
 BOND FUND
 WITHOUT ANY OPTIONAL BENEFITS
  Accumulation Unit Value at beginning
   of period                                $1.225           $1.172           $1.147           $1.145
  Accumulation Unit Value at end of
   period                                   $1.234           $1.225           $1.172           $1.147
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  170              102              346               20
 WITH THE HARTFORD'S PRINCIPAL FIRST
  PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.210           $1.160           $1.137           $1.137
  Accumulation Unit Value at end of
   period                                   $1.217           $1.210           $1.160           $1.137
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                   29               44               50               58
 WITH MAV/EPB DEATH BENEFIT
  Accumulation Unit Value at beginning
   of period                                $1.205           $1.156           $1.135           $1.135
  Accumulation Unit Value at end of
   period                                   $1.210           $1.205           $1.156           $1.135
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  111               46               13                3
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST PREFERRED
  Accumulation Unit Value at beginning
   of period                                $1.192           $1.146           $1.127           $1.129
  Accumulation Unit Value at end of
   period                                   $1.195           $1.192           $1.146           $1.127
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  636              191              196               70
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.192           $1.146           $1.127           $1.129
  Accumulation Unit Value at end of
   period                                   $1.195           $1.192           $1.146           $1.127
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  636              191              196               70
 WITH THE HARTFORD'S PRINCIPAL FIRST
  (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (50 BPS)
  Accumulation Unit Value at beginning
   of period                                $1.190           $1.147           $1.132           $1.136
  Accumulation Unit Value at end of
   period                                   $1.189           $1.190           $1.147           $1.132
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                  108               56               91               87
 WITH MAV/EPB DEATH BENEFIT AND THE
  HARTFORD'S PRINCIPAL FIRST (75 BPS)
  Accumulation Unit Value at beginning
   of period                                     -                -                -                -
  Accumulation Unit Value at end of
   period                                        -                -                -                -
  Number of Accumulation Units
   outstanding at end of period (in
   thousands)                                    -                -                -                -

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE CONTRACT OWNERS OF
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY SEPARATE ACCOUNT THREE
AND THE BOARD OF DIRECTORS OF HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

-------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of each of the individual Sub-Accounts disclosed in Note 1 which comprise the Hartford Life and Annuity Insurance Company Separate Account Three (the "Account") as of December 31, 2012, and the related statements of operations for each of the periods presented in the year then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012, by correspondence with the fund managers; where replies were not received from the fund managers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the individual Sub-Accounts disclosed in Note 1 constituting the Hartford Life and Annuity Insurance Company Separate Account Three as of December 31, 2012, the results of their operations for each of the periods presented in the year then ended, the changes in their net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
March 28, 2013

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                  ALLIANCEBERNSTEIN VPS     ALLIANCEBERNSTEIN VPS
                                     BALANCED WEALTH            INTERNATIONAL
                                   STRATEGY PORTFOLIO          VALUE PORTFOLIO
                                       SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                        5,487,847                 12,764,668
                                      =============             ==============
  Cost                                  $66,343,296               $252,717,327
                                      =============             ==============
  Market value                          $65,909,038               $163,898,339
 Due from Sponsor Company                        --                         --
 Receivable from fund shares
  sold                                        6,431                     72,254
 Other assets                                    --                         --
                                      -------------             --------------
 Total assets                            65,915,469                163,970,593
                                      -------------             --------------
LIABILITIES:
 Due to Sponsor Company                       6,431                     72,254
 Payable for fund shares
  purchased                                      --                         --
 Other liabilities                                3                          3
                                      -------------             --------------
 Total liabilities                            6,434                     72,257
                                      -------------             --------------
NET ASSETS:
 For contract liabilities               $65,909,035               $163,898,336
                                      =============             ==============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #            5,461,452                 19,274,174
 Minimum unit fair value #*              $10.093465                  $5.436364
 Maximum unit fair value #*              $14.937423                 $12.891136
 Contract liability                     $65,909,035               $163,826,745
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #                   --                      8,185
 Minimum unit fair value #*                      --                  $8.479430
 Maximum unit fair value #*                      --                  $9.063687
 Contract liability                              --                    $71,591

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  ALLIANCEBERNSTEIN VPS                            ALLIANCEBERNSTEIN VPS
                                      SMALL/MID CAP       ALLIANCEBERNSTEIN VPS        INTERNATIONAL
                                     VALUE PORTFOLIO         VALUE PORTFOLIO         GROWTH PORTFOLIO
                                       SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                        1,615,915                7,810,404                 647,916
                                      =============           ==============           =============
  Cost                                  $28,428,396             $104,792,319             $13,283,580
                                      =============           ==============           =============
  Market value                          $28,407,777              $82,321,667             $10,988,658
 Due from Sponsor Company                        --                       --                      --
 Receivable from fund shares
  sold                                       50,613                   35,029                   5,884
 Other assets                                    --                       --                      --
                                      -------------           --------------           -------------
 Total assets                            28,458,390               82,356,696              10,994,542
                                      -------------           --------------           -------------
LIABILITIES:
 Due to Sponsor Company                      50,613                   35,029                   5,884
 Payable for fund shares
  purchased                                      --                       --                      --
 Other liabilities                               --                        1                       3
                                      -------------           --------------           -------------
 Total liabilities                           50,613                   35,030                   5,887
                                      -------------           --------------           -------------
NET ASSETS:
 For contract liabilities               $28,407,777              $82,321,666             $10,988,655
                                      =============           ==============           =============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #            2,050,025                8,657,803               1,447,334
 Minimum unit fair value #*              $12.847461                $8.831027               $7.204687
 Maximum unit fair value #*              $20.119054               $14.721437              $15.341752
 Contract liability                     $28,385,492              $82,274,156             $10,988,655
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #                1,567                    4,891                      --
 Minimum unit fair value #*              $14.225439                $9.439547                      --
 Maximum unit fair value #*              $14.225439                $9.778454                      --
 Contract liability                         $22,285                  $47,510                      --

                                          INVESCO V.I.             INVESCO V.I.      INVESCO V.I.
                                           GOVERNMENT                  HIGH         INTERNATIONAL
                                        SECURITIES FUND             YIELD FUND       GROWTH FUND
                                          SUB-ACCOUNT              SUB-ACCOUNT       SUB-ACCOUNT
-------------------------------  ------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                        1,330,149                     2,820,000            35,892
                                      =============              ================  ================
  Cost                                  $15,689,324                   $14,848,036          $804,757
                                      =============              ================  ================
  Market value                          $16,347,534                   $15,820,200        $1,065,263
 Due from Sponsor Company                        --                            --                --
 Receivable from fund shares
  sold                                        2,073                        12,771               155
 Other assets                                    --                             2                 1
                                      -------------              ----------------  ----------------
 Total assets                            16,349,607                    15,832,973         1,065,419
                                      -------------              ----------------  ----------------
LIABILITIES:
 Due to Sponsor Company                       2,073                        12,771               155
 Payable for fund shares
  purchased                                      --                            --                --
 Other liabilities                               --                            --                --
                                      -------------              ----------------  ----------------
 Total liabilities                            2,073                        12,771               155
                                      -------------              ----------------  ----------------
NET ASSETS:
 For contract liabilities               $16,347,534                   $15,820,202        $1,065,264
                                      =============              ================  ================
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #            1,550,012                     1,401,923           106,094
 Minimum unit fair value #*              $10.401808                    $10.954583         $9.909800
 Maximum unit fair value #*              $10.656446                    $11.262984        $10.054472
 Contract liability                     $16,347,534                   $15,641,860        $1,065,264
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #                   --                        15,876                --
 Minimum unit fair value #*                      --                    $11.222724                --
 Maximum unit fair value #*                      --                    $11.262984                --
 Contract liability                              --                      $178,342                --

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                     INVESCO V.I.            AMERICAN FUNDS
                                      DIVERSIFIED                GLOBAL
                                     DIVIDEND FUND             GROWTH FUND
                                    SUB-ACCOUNT (1)            SUB-ACCOUNT
--------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                       3,808,902                1,598,039
                                     =============            =============
  Cost                                 $57,978,190              $26,443,232
                                     =============            =============
  Market value                         $62,188,172              $37,458,032
 Due from Sponsor Company                       --                       --
 Receivable from fund shares
  sold                                      95,137                   18,954
 Other assets                                   --                       --
                                     -------------            -------------
 Total assets                           62,283,309               37,476,986
                                     -------------            -------------
LIABILITIES:
 Due to Sponsor Company                     95,137                   18,954
 Payable for fund shares
  purchased                                     --                       --
 Other liabilities                               2                       --
                                     -------------            -------------
 Total liabilities                          95,139                   18,954
                                     -------------            -------------
NET ASSETS:
 For contract liabilities              $62,188,170              $37,458,032
                                     =============            =============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #           5,385,690                2,813,014
 Minimum unit fair value #*             $11.015290                $1.936644
 Maximum unit fair value #*             $11.382896               $18.346505
 Contract liability                    $61,002,557              $37,399,992
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #             104,371                    3,423
 Minimum unit fair value #*             $11.285055               $12.875459
 Maximum unit fair value #*             $11.382896               $18.346505
 Contract liability                     $1,185,613                  $58,040

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(1)  Formerly Invesco V.I. Dividend Growth Fund. Change effective April 30,
     2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      AMERICAN FUNDS            AMERICAN FUNDS           AMERICAN FUNDS
                                       GROWTH FUND            GROWTH-INCOME FUND       INTERNATIONAL FUND
                                       SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
------------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                         3,026,808                 4,305,528                3,618,106
                                      ==============            ==============            =============
  Cost                                  $143,441,465              $139,700,187              $52,972,273
                                      ==============            ==============            =============
  Market value                          $182,970,595              $164,643,395              $63,751,034
 Due from Sponsor Company                         --                        --                       --
 Receivable from fund shares
  sold                                        10,087                    50,264                   46,836
 Other assets                                     --                        --                       --
                                      --------------            --------------            -------------
 Total assets                            182,980,682               164,693,659               63,797,870
                                      --------------            --------------            -------------
LIABILITIES:
 Due to Sponsor Company                       10,087                    50,264                   46,836
 Payable for fund shares
  purchased                                       --                        --                       --
 Other liabilities                                 4                         1                        1
                                      --------------            --------------            -------------
 Total liabilities                            10,091                    50,265                   46,837
                                      --------------            --------------            -------------
NET ASSETS:
 For contract liabilities               $182,970,591              $164,643,394              $63,751,033
                                      ==============            ==============            =============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #            16,160,661                12,554,129                5,345,093
 Minimum unit fair value #*                $1.515544                 $1.360573                $1.786016
 Maximum unit fair value #*               $17.420926                $15.647107               $16.343025
 Contract liability                     $182,582,407              $164,194,142              $63,514,031
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #                28,978                    31,454                   68,338
 Minimum unit fair value #*               $10.741820                $14.183270                $1.786016
 Maximum unit fair value #*               $15.613937                $14.333564               $16.343025
 Contract liability                         $388,184                  $449,252                 $237,002

                                                               WELLS FARGO
                                     AMERICAN FUNDS            ADVANTAGE VT        FIDELITY VIP
                                      GLOBAL SMALL                OMEGA           EQUITY-INCOME
                                   CAPITALIZATION FUND         GROWTH FUND          PORTFOLIO
                                       SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT
-------------------------------  ---------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                          967,954                 101,945            4,582,918
                                      =============            ============       ==============
  Cost                                  $13,779,706              $2,034,169         $111,871,803
                                      =============            ============       ==============
  Market value                          $19,223,575              $2,561,879          $89,916,854
 Due from Sponsor Company                        --                      --                   --
 Receivable from fund shares
  sold                                        8,501                     281               28,983
 Other assets                                    --                       1                    1
                                      -------------            ------------       --------------
 Total assets                            19,232,076               2,562,161           89,945,838
                                      -------------            ------------       --------------
LIABILITIES:
 Due to Sponsor Company                       8,501                     281               28,983
 Payable for fund shares
  purchased                                      --                      --                   --
 Other liabilities                               --                      --                   --
                                      -------------            ------------       --------------
 Total liabilities                            8,501                     281               28,983
                                      -------------            ------------       --------------
NET ASSETS:
 For contract liabilities               $19,223,575              $2,561,880          $89,916,855
                                      =============            ============       ==============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #            1,251,879                 184,516            7,870,041
 Minimum unit fair value #*               $2.032043              $13.606107           $10.602319
 Maximum unit fair value #*              $20.792156              $14.029736           $16.988164
 Contract liability                     $19,203,288              $2,561,880          $89,873,478
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #                1,128                      --                3,721
 Minimum unit fair value #*              $14.935701                      --           $11.333051
 Maximum unit fair value #*              $20.792156                      --           $11.740096
 Contract liability                         $20,287                      --              $43,377

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                FIDELITY VIP    FIDELITY VIP
                                   GROWTH        CONTRAFUND
                                  PORTFOLIO      PORTFOLIO
                                 SUB-ACCOUNT    SUB-ACCOUNT
-------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                    973,950      15,179,740
                                =============  ==============
  Cost                            $34,866,805    $473,760,565
                                =============  ==============
  Market value                    $40,555,288    $394,673,246
 Due from Sponsor Company                  --              --
 Receivable from fund shares
  sold                                 43,570         255,211
 Other assets                               2               2
                                -------------  --------------
 Total assets                      40,598,860     394,928,459
                                -------------  --------------
LIABILITIES:
 Due to Sponsor Company                43,570         255,211
 Payable for fund shares
  purchased                                --              --
 Other liabilities                         --              --
                                -------------  --------------
 Total liabilities                     43,570         255,211
                                -------------  --------------
NET ASSETS:
 For contract liabilities         $40,555,290    $394,673,248
                                =============  ==============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #      3,290,572      28,790,999
 Minimum unit fair value #*        $11.459082      $10.131734
 Maximum unit fair value #*        $17.213161      $17.218699
 Contract liability               $40,550,295    $394,584,195
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #            394           6,389
 Minimum unit fair value #*        $12.688541      $13.558634
 Maximum unit fair value #*        $12.688541      $14.492862
 Contract liability                    $4,995         $89,053

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                               FIDELITY VIP
                                  FIDELITY VIP        FIDELITY VIP           DYNAMIC CAPITAL
                                    MID CAP         VALUE STRATEGIES           APPRECIATION
                                   PORTFOLIO            PORTFOLIO               PORTFOLIO
                                  SUB-ACCOUNT          SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                    3,513,907           1,139,841                 496,244
                                 ==============       =============            ============
  Cost                             $114,393,409         $13,365,149              $4,403,236
                                 ==============       =============            ============
  Market value                     $105,346,949         $12,743,429              $4,878,079
 Due from Sponsor Company                    --               3,163                   1,793
 Receivable from fund shares
  sold                                   68,779                  --                      --
 Other assets                                 5                   1                      --
                                 --------------       -------------            ------------
 Total assets                       105,415,733          12,746,593               4,879,872
                                 --------------       -------------            ------------
LIABILITIES:
 Due to Sponsor Company                  68,779                  --                      --
 Payable for fund shares
  purchased                                  --               3,163                   1,793
 Other liabilities                           --                  --                       2
                                 --------------       -------------            ------------
 Total liabilities                       68,779               3,163                   1,795
                                 --------------       -------------            ------------
NET ASSETS:
 For contract liabilities          $105,346,954         $12,743,430              $4,878,077
                                 ==============       =============            ============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #        7,311,889             990,570                 492,899
 Minimum unit fair value #*          $10.546952          $11.894946               $9.437406
 Maximum unit fair value #*          $18.156329          $23.234409              $18.294186
 Contract liability                $105,279,452         $12,743,430              $4,878,077
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #            4,460                  --                      --
 Minimum unit fair value #*          $14.355374                  --                      --
 Maximum unit fair value #*          $15.344540                  --                      --
 Contract liability                     $67,502                  --                      --

                                                                FRANKLIN                 FRANKLIN
                                        FRANKLIN              SMALL-MID CAP             SMALL CAP
                                         INCOME                  GROWTH                   VALUE
                                    SECURITIES FUND          SECURITIES FUND         SECURITIES FUND
                                      SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------  -----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                         264,001                1,014,862                  40,988
                                      ============            =============            ============
  Cost                                  $3,374,666              $18,295,484                $500,316
                                      ============            =============            ============
  Market value                          $4,044,497              $21,352,708                $755,817
 Due from Sponsor Company                       --                       --                      --
 Receivable from fund shares
  sold                                         469                    5,679                   1,248
 Other assets                                   --                       --                       1
                                      ------------            -------------            ------------
 Total assets                            4,044,966               21,358,387                 757,066
                                      ------------            -------------            ------------
LIABILITIES:
 Due to Sponsor Company                        469                    5,679                   1,248
 Payable for fund shares
  purchased                                     --                       --                      --
 Other liabilities                               1                        3                      --
                                      ------------            -------------            ------------
 Total liabilities                             470                    5,682                   1,248
                                      ------------            -------------            ------------
NET ASSETS:
 For contract liabilities               $4,044,496              $21,352,705                $755,818
                                      ============            =============            ============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #             329,467                2,189,137                  59,656
 Minimum unit fair value #*             $12.089034                $1.356754              $12.508989
 Maximum unit fair value #*             $12.265726               $17.547886              $12.691933
 Contract liability                     $4,026,412              $21,325,467                $755,818
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #               1,474                    2,493                      --
 Minimum unit fair value #*             $12.265726                $8.752745                      --
 Maximum unit fair value #*             $12.265726               $15.413306                      --
 Contract liability                        $18,084                  $27,238                      --

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                      FRANKLIN
                                      STRATEGIC
                                       INCOME              MUTUAL SHARES
                                   SECURITIES FUND        SECURITIES FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                      6,181,002              3,462,488
                                    =============          =============
  Cost                                $72,542,486            $49,870,468
                                    =============          =============
  Market value                        $81,403,804            $59,638,157
 Due from Sponsor Company                      --                     --
 Receivable from fund shares
  sold                                     22,519                  3,333
 Other assets                                  --                     --
                                    -------------          -------------
 Total assets                          81,426,323             59,641,490
                                    -------------          -------------
LIABILITIES:
 Due to Sponsor Company                    22,519                  3,333
 Payable for fund shares
  purchased                                    --                     --
 Other liabilities                              1                     --
                                    -------------          -------------
 Total liabilities                         22,520                  3,333
                                    -------------          -------------
NET ASSETS:
 For contract liabilities             $81,403,803            $59,638,157
                                    =============          =============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #          4,266,904              3,977,606
 Minimum unit fair value #*             $2.031588              $1.427244
 Maximum unit fair value #*            $22.050908             $16.607289
 Contract liability                   $81,266,843            $59,273,236
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #              6,239                 22,032
 Minimum unit fair value #*            $20.967545             $16.287432
 Maximum unit fair value #*            $22.050908             $16.607289
 Contract liability                      $136,960               $364,921

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                       TEMPLETON
                                      DEVELOPING              TEMPLETON             MUTUAL
                                        MARKETS                GROWTH          GLOBAL DISCOVERY
                                    SECURITIES FUND        SECURITIES FUND      SECURITIES FUND
                                      SUB-ACCOUNT            SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                       1,477,812              1,600,598             21,009
                                     =============          =============          =========
  Cost                                 $12,687,415            $17,746,258           $375,549
                                     =============          =============          =========
  Market value                         $15,635,259            $19,167,650           $428,172
 Due from Sponsor Company                       --                     --                 --
 Receivable from fund shares
  sold                                       9,037                  9,981                222
 Other assets                                   --                      1                 --
                                     -------------          -------------          ---------
 Total assets                           15,644,296             19,177,632            428,394
                                     -------------          -------------          ---------
LIABILITIES:
 Due to Sponsor Company                      9,037                  9,981                222
 Payable for fund shares
  purchased                                     --                     --                 --
 Other liabilities                              --                     --                 --
                                     -------------          -------------          ---------
 Total liabilities                           9,037                  9,981                222
                                     -------------          -------------          ---------
NET ASSETS:
 For contract liabilities              $15,635,259            $19,167,651           $428,172
                                     =============          =============          =========
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #             706,204              1,610,421             38,838
 Minimum unit fair value #*              $2.962340              $1.304939          $10.871629
 Maximum unit fair value #*             $24.517388             $15.211767          $11.030518
 Contract liability                    $15,577,753            $19,098,260           $428,172
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #               2,517                  5,200                 --
 Minimum unit fair value #*             $22.607987             $13.054774                 --
 Maximum unit fair value #*             $23.730521             $13.749589                 --
 Contract liability                        $57,506                $69,391                 --

                                                                                HARTFORD
                                      TEMPLETON             HARTFORD             TOTAL
                                     GLOBAL BOND            BALANCED          RETURN BOND
                                   SECURITIES FUND          HLS FUND            HLS FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT (2)      SUB-ACCOUNT
-------------------------------  ----------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                        84,547              2,229,198          50,336,291
                                     ===========          =============      ==============
  Cost                                $1,491,030            $49,442,810        $575,657,945
                                     ===========          =============      ==============
  Market value                        $1,675,724            $46,881,823        $603,732,915
 Due from Sponsor Company                     --                 11,855                  --
 Receivable from fund shares
  sold                                     2,975                     --             262,487
 Other assets                                 --                      2                  --
                                     -----------          -------------      --------------
 Total assets                          1,678,699             46,893,680         603,995,402
                                     -----------          -------------      --------------
LIABILITIES:
 Due to Sponsor Company                    2,975                     --             262,487
 Payable for fund shares
  purchased                                   --                 11,855                  --
 Other liabilities                            --                     --                  46
                                     -----------          -------------      --------------
 Total liabilities                         2,975                 11,855             262,533
                                     -----------          -------------      --------------
NET ASSETS:
 For contract liabilities             $1,675,724            $46,881,825        $603,732,869
                                     ===========          =============      ==============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #           114,076             27,498,705         253,616,630
 Minimum unit fair value #*           $14.529591              $1.225614           $1.695308
 Maximum unit fair value #*           $14.741891             $15.815775          $16.502434
 Contract liability                   $1,675,724            $46,853,281        $602,884,781
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #                --                 21,096             416,004
 Minimum unit fair value #*                   --              $1.353075           $1.940586
 Maximum unit fair value #*                   --              $1.353075           $3.966478
 Contract liability                           --                $28,544            $848,088

(2)  Formerly Hartford Advisers HLS Fund. Change effective June 29, 2012.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                  HARTFORD        HARTFORD
                                   CAPITAL        DIVIDEND
                                APPRECIATION     AND GROWTH
                                  HLS FUND        HLS FUND
                                 SUB-ACCOUNT    SUB-ACCOUNT
-------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                  1,932,957      18,715,361
                                =============  ==============
  Cost                            $58,438,634    $419,694,983
                                =============  ==============
  Market value                    $83,839,709    $401,660,724
 Due from Sponsor Company                  --              --
 Receivable from fund shares
  sold                                 50,485         249,491
 Other assets                              --              --
                                -------------  --------------
 Total assets                      83,890,194     401,910,215
                                -------------  --------------
LIABILITIES:
 Due to Sponsor Company                50,485         249,491
 Payable for fund shares
  purchased                                --              --
 Other liabilities                          1               6
                                -------------  --------------
 Total liabilities                     50,486         249,497
                                -------------  --------------
NET ASSETS:
 For contract liabilities         $83,839,708    $401,660,718
                                =============  ==============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #      6,979,670     187,841,027
 Minimum unit fair value #*         $9.863776       $1.549708
 Maximum unit fair value #*        $17.510675      $15.832898
 Contract liability               $83,768,485    $401,499,696
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #          5,977          81,354
 Minimum unit fair value #*        $10.007998       $1.811346
 Maximum unit fair value #*        $12.780410       $4.122370
 Contract liability                   $71,223        $161,022

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                     HARTFORD
                                        HARTFORD                HARTFORD           DISCIPLINED
                                    GLOBAL RESEARCH           GLOBAL GROWTH           EQUITY
                                        HLS FUND                HLS FUND             HLS FUND
                                      SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                         172,593                  611,248           17,812,908
                                      ============            =============       ==============
  Cost                                  $1,520,590              $11,636,843         $228,851,364
                                      ============            =============       ==============
  Market value                          $1,821,865              $10,087,639         $243,023,480
 Due from Sponsor Company                       --                       --                   --
 Receivable from fund shares
  sold                                         557                   16,622              153,224
 Other assets                                   --                       --                   --
                                      ------------            -------------       --------------
 Total assets                            1,822,422               10,104,261          243,176,704
                                      ------------            -------------       --------------
LIABILITIES:
 Due to Sponsor Company                        557                   16,622              153,224
 Payable for fund shares
  purchased                                     --                       --                   --
 Other liabilities                              --                        1                   51
                                      ------------            -------------       --------------
 Total liabilities                             557                   16,623              153,275
                                      ------------            -------------       --------------
NET ASSETS:
 For contract liabilities               $1,821,865              $10,087,638         $243,023,429
                                      ============            =============       ==============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #             174,763                6,134,275          174,100,957
 Minimum unit fair value #*              $9.828213                $1.179562            $1.158777
 Maximum unit fair value #*             $17.489885               $16.356081           $16.752349
 Contract liability                     $1,821,865              $10,082,939         $242,845,695
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #                  --                    2,560              135,794
 Minimum unit fair value #*                     --                $1.835341            $1.267722
 Maximum unit fair value #*                     --                $1.835341            $1.466266
 Contract liability                             --                   $4,699             $177,734

                                                  HARTFORD
                                   HARTFORD        GROWTH        HARTFORD
                                    GROWTH      OPPORTUNITIES   HIGH YIELD
                                   HLS FUND       HLS FUND       HLS FUND
                                  SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
-------------------------------  -------------------------------------------
ASSETS:
 Investments:
  Number of shares                   1,900,373      3,068,401      9,715,248
                                 =============  =============  =============
  Cost                             $23,341,416    $95,924,848    $82,988,496
                                 =============  =============  =============
  Market value                     $24,577,311    $91,736,574    $88,284,785
 Due from Sponsor Company                   --             --             --
 Receivable from fund shares
  sold                                  13,281        118,853         55,301
 Other assets                               --             --             --
                                 -------------  -------------  -------------
 Total assets                       24,590,592     91,855,427     88,340,086
                                 -------------  -------------  -------------
LIABILITIES:
 Due to Sponsor Company                 13,281        118,853         55,301
 Payable for fund shares
  purchased                                 --             --             --
 Other liabilities                           3              1              4
                                 -------------  -------------  -------------
 Total liabilities                      13,284        118,854         55,305
                                 -------------  -------------  -------------
NET ASSETS:
 For contract liabilities          $24,577,308    $91,736,573    $88,284,781
                                 =============  =============  =============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #      17,020,543     46,580,205     41,220,427
 Minimum unit fair value #*          $1.306935      $1.650111      $1.876279
 Maximum unit fair value #*         $16.940480     $17.784813     $20.473855
 Contract liability                $24,553,541    $91,725,694    $88,267,379
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #          16,886          5,964          8,548
 Minimum unit fair value #*          $1.402236      $1.779763      $2.029602
 Maximum unit fair value #*          $1.471206      $1.937740      $2.052513
 Contract liability                    $23,767        $10,879        $17,402

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                  HARTFORD
                                  HARTFORD     INTERNATIONAL
                                    INDEX      OPPORTUNITIES
                                  HLS FUND        HLS FUND
                                 SUB-ACCOUNT    SUB-ACCOUNT
-------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                    936,067      11,980,907
                                =============  ==============
  Cost                            $28,447,584    $165,032,826
                                =============  ==============
  Market value                    $27,792,641    $151,315,129
 Due from Sponsor Company                  --              --
 Receivable from fund shares
  sold                                 28,102          79,264
 Other assets                              --               3
                                -------------  --------------
 Total assets                      27,820,743     151,394,396
                                -------------  --------------
LIABILITIES:
 Due to Sponsor Company                28,102          79,264
 Payable for fund shares
  purchased                                --              --
 Other liabilities                          1              --
                                -------------  --------------
 Total liabilities                     28,103          79,264
                                -------------  --------------
NET ASSETS:
 For contract liabilities         $27,792,640    $151,315,132
                                =============  ==============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #     15,262,842      88,082,288
 Minimum unit fair value #*         $1.107181       $1.383826
 Maximum unit fair value #*        $16.342168      $15.928912
 Contract liability               $27,767,679    $151,255,367
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #          4,624          37,720
 Minimum unit fair value #*         $5.398449       $1.492452
 Maximum unit fair value #*         $5.398449       $2.656540
 Contract liability                   $24,961         $59,765

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                        HARTFORD
                                      SMALL/MID CAP              HARTFORD            HARTFORD
                                         EQUITY                MIDCAP VALUE        MONEY MARKET
                                        HLS FUND                 HLS FUND            HLS FUND
                                       SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT
------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                        2,000,079                 593,842          136,103,618
                                      =============            ============       ==============
  Cost                                  $16,326,938              $5,731,912         $136,103,618
                                      =============            ============       ==============
  Market value                          $17,801,614              $6,920,440         $136,103,618
 Due from Sponsor Company                        --                   1,915                   --
 Receivable from fund shares
  sold                                       88,982                      --              293,527
 Other assets                                     1                       2                   --
                                      -------------            ------------       --------------
 Total assets                            17,890,597               6,922,357          136,397,145
                                      -------------            ------------       --------------
LIABILITIES:
 Due to Sponsor Company                      88,982                      --              293,527
 Payable for fund shares
  purchased                                      --                   1,915                   --
 Other liabilities                               --                      --                    8
                                      -------------            ------------       --------------
 Total liabilities                           88,982                   1,915              293,535
                                      -------------            ------------       --------------
NET ASSETS:
 For contract liabilities               $17,801,615              $6,920,442         $136,103,610
                                      =============            ============       ==============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #            1,718,375                 508,217          104,762,412
 Minimum unit fair value #*               $9.809685              $13.235223            $0.939311
 Maximum unit fair value #*              $20.713898              $13.884610            $9.866650
 Contract liability                     $17,801,615              $6,920,442         $136,067,928
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #                   --                      --               29,975
 Minimum unit fair value #*                      --                      --            $1.144175
 Maximum unit fair value #*                      --                      --            $1.898490
 Contract liability                              --                      --              $35,682


                                        HARTFORD                 HARTFORD            HARTFORD
                                      SMALL COMPANY           SMALLCAP GROWTH          STOCK
                                        HLS FUND                 HLS FUND            HLS FUND
                                       SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
-------------------------------  ---------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                        2,295,869                1,486,561             641,746
                                      =============            =============       =============
  Cost                                  $44,650,413              $32,325,994         $30,796,847
                                      =============            =============       =============
  Market value                          $45,314,525              $37,822,396         $28,705,199
 Due from Sponsor Company                        --                       --                  --
 Receivable from fund shares
  sold                                       17,776                   91,842               3,730
 Other assets                                     6                       --                  --
                                      -------------            -------------       -------------
 Total assets                            45,332,307               37,914,238          28,708,929
                                      -------------            -------------       -------------
LIABILITIES:
 Due to Sponsor Company                      17,776                   91,842               3,730
 Payable for fund shares
  purchased                                      --                       --                  --
 Other liabilities                               --                        3                   4
                                      -------------            -------------       -------------
 Total liabilities                           17,776                   91,845               3,734
                                      -------------            -------------       -------------
NET ASSETS:
 For contract liabilities               $45,314,531              $37,822,393         $28,705,195
                                      =============            =============       =============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #           21,661,531               19,659,422          21,562,386
 Minimum unit fair value #*               $1.457152                $1.598236           $1.044929
 Maximum unit fair value #*              $17.675344               $22.089164          $17.288191
 Contract liability                     $45,300,309              $37,806,978         $28,690,600
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #                7,950                    8,673               2,208
 Minimum unit fair value #*               $1.788984                $1.723881           $6.610324
 Maximum unit fair value #*               $1.788984                $1.808750           $6.610324
 Contract liability                         $14,222                  $15,415             $14,595

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                        HARTFORD
                                    U.S. GOVERNMENT          HARTFORD
                                       SECURITIES             VALUE
                                        HLS FUND             HLS FUND
                                      SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                       21,527,673            9,063,934
                                     ==============       ==============
  Cost                                 $236,556,751         $104,957,251
                                     ==============       ==============
  Market value                         $231,525,928         $107,470,517
 Due from Sponsor Company                        --                   --
 Receivable from fund shares
  sold                                       22,902               28,726
 Other assets                                    12                    2
                                     --------------       --------------
 Total assets                           231,548,842          107,499,245
                                     --------------       --------------
LIABILITIES:
 Due to Sponsor Company                      22,902               28,726
 Payable for fund shares
  purchased                                      --                   --
 Other liabilities                               --                   --
                                     --------------       --------------
 Total liabilities                           22,902               28,726
                                     --------------       --------------
NET ASSETS:
 For contract liabilities              $231,525,940         $107,470,519
                                     ==============       ==============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #          187,943,908           73,427,051
 Minimum unit fair value #*               $1.126391            $1.323701
 Maximum unit fair value #*              $11.028119           $15.893106
 Contract liability                    $231,337,666         $107,445,935
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #              148,900               16,337
 Minimum unit fair value #*               $1.214909            $1.504748
 Maximum unit fair value #*               $1.322709            $1.504748
 Contract liability                        $188,274              $24,584

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                    AMERICAN FUNDS
                                     AMERICAN FUNDS          AMERICAN FUNDS          GLOBAL SMALL
                                          BOND               GLOBAL GROWTH          CAPITALIZATION
                                        HLS FUND                HLS FUND               HLS FUND
                                      SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                         530,716                  36,134                107,285
                                      ============            ============            ===========
  Cost                                  $5,124,256                $284,379               $753,994
                                      ============            ============            ===========
  Market value                          $5,582,153                $377,755               $888,914
 Due from Sponsor Company                       --                      --                     --
 Receivable from fund shares
  sold                                         765                      32                     78
 Other assets                                   --                      --                     --
                                      ------------            ------------            -----------
 Total assets                            5,582,918                 377,787                888,992
                                      ------------            ------------            -----------
LIABILITIES:
 Due to Sponsor Company                        765                      32                     78
 Payable for fund shares
  purchased                                     --                      --                     --
 Other liabilities                               1                      --                     --
                                      ------------            ------------            -----------
 Total liabilities                             766                      32                     78
                                      ------------            ------------            -----------
NET ASSETS:
 For contract liabilities               $5,582,152                $377,755               $888,914
                                      ============            ============            ===========
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #             493,170                  35,334                 98,430
 Minimum unit fair value #*             $11.189966              $10.564603              $8.939602
 Maximum unit fair value #*             $11.347774              $10.713683              $9.065759
 Contract liability                     $5,582,152                $377,755               $888,914
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #                  --                      --                     --
 Minimum unit fair value #*                     --                      --                     --
 Maximum unit fair value #*                     --                      --                     --
 Contract liability                             --                      --                     --


                                     AMERICAN FUNDS          AMERICAN FUNDS          AMERICAN FUNDS
                                         GROWTH              GROWTH-INCOME           INTERNATIONAL
                                        HLS FUND                HLS FUND                HLS FUND
                                      SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------  ----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                         402,332                 225,240                 392,335
                                      ============            ============            ============
  Cost                                  $2,783,130              $1,655,726              $2,926,721
                                      ============            ============            ============
  Market value                          $4,206,239              $2,297,589              $3,425,677
 Due from Sponsor Company                       --                      --                      --
 Receivable from fund shares
  sold                                         543                     199                     429
 Other assets                                   --                      --                      --
                                      ------------            ------------            ------------
 Total assets                            4,206,782               2,297,788               3,426,106
                                      ------------            ------------            ------------
LIABILITIES:
 Due to Sponsor Company                        543                     199                     429
 Payable for fund shares
  purchased                                     --                      --                      --
 Other liabilities                              --                      --                       1
                                      ------------            ------------            ------------
 Total liabilities                             543                     199                     430
                                      ------------            ------------            ------------
NET ASSETS:
 For contract liabilities               $4,206,239              $2,297,589              $3,425,676
                                      ============            ============            ============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #             406,972                 222,840                 384,211
 Minimum unit fair value #*             $10.217494              $10.202440               $8.821408
 Maximum unit fair value #*             $10.361682              $10.346430               $8.945929
 Contract liability                     $4,206,239              $2,297,589              $3,425,676
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #                  --                      --                      --
 Minimum unit fair value #*                     --                      --                      --
 Maximum unit fair value #*                     --                      --                      --
 Contract liability                             --                      --                      --

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                     LORD ABBETT
                                 LORD ABBETT         CALIBRATED
                                 FUNDAMENTAL          DIVIDEND
                                 EQUITY FUND         GROWTH FUND
                                 SUB-ACCOUNT       SUB-ACCOUNT (3)
----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                  1,668,888           1,563,267
                                =============       =============
  Cost                            $26,241,071         $22,950,164
                                =============       =============
  Market value                    $29,389,123         $22,229,654
 Due from Sponsor Company                  --               4,708
 Receivable from fund shares
  sold                                 95,483                  --
 Other assets                              --                   3
                                -------------       -------------
 Total assets                      29,484,606          22,234,365
                                -------------       -------------
LIABILITIES:
 Due to Sponsor Company                95,483                  --
 Payable for fund shares
  purchased                                --               4,708
 Other liabilities                          1                  --
                                -------------       -------------
 Total liabilities                     95,484               4,708
                                -------------       -------------
NET ASSETS:
 For contract liabilities         $29,389,122         $22,229,657
                                =============       =============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #      2,208,832           1,690,795
 Minimum unit fair value #*        $12.229320          $11.934885
 Maximum unit fair value #*        $15.516589          $15.663421
 Contract liability               $29,368,576         $22,208,352
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #          1,481               1,576
 Minimum unit fair value #*        $13.488095          $13.163378
 Maximum unit fair value #*        $13.917621          $13.582544
 Contract liability                   $20,546             $21,305

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(3) Formerly Lord Abbett Capital Structure Fund. Change effective September 27, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                       LORD ABBETT          LORD ABBETT     LORD ABBETT
                                           BOND              GROWTH AND       CLASSIC
                                      DEBENTURE FUND        INCOME FUND     STOCK FUND
                                       SUB-ACCOUNT          SUB-ACCOUNT     SUB-ACCOUNT
----------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                         9,621,543            6,727,121      1,097,068
                                      ==============       ==============  =============
  Cost                                  $115,037,030         $193,385,567    $12,421,155
                                      ==============       ==============  =============
  Market value                          $117,575,254         $165,419,911    $14,009,559
 Due from Sponsor Company                         --                   --             --
 Receivable from fund shares
  sold                                        55,982              115,188         26,967
 Other assets                                     --                   --              1
                                      --------------       --------------  -------------
 Total assets                            117,631,236          165,535,099     14,036,527
                                      --------------       --------------  -------------
LIABILITIES:
 Due to Sponsor Company                       55,982              115,188         26,967
 Payable for fund shares
  purchased                                       --                   --             --
 Other liabilities                                 1                    6             --
                                      --------------       --------------  -------------
 Total liabilities                            55,983              115,194         26,967
                                      --------------       --------------  -------------
NET ASSETS:
 For contract liabilities               $117,575,253         $165,419,905    $14,009,560
                                      ==============       ==============  =============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #             7,687,037           15,718,871      1,121,499
 Minimum unit fair value #*               $14.113265            $8.555209     $11.524006
 Maximum unit fair value #*               $17.543722           $14.325955     $14.447285
 Contract liability                     $117,561,802         $165,361,625    $13,992,264
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #                   887                5,383          1,317
 Minimum unit fair value #*               $15.085342           $10.705521     $13.128073
 Maximum unit fair value #*               $15.626760           $11.046512     $13.128073
 Contract liability                          $13,451              $58,280        $17,296

                                                                  MFS INVESTORS
                                   MFS CORE      MFS GROWTH           GROWTH
                                 EQUITY SERIES     SERIES          STOCK SERIES
                                  SUB-ACCOUNT   SUB-ACCOUNT        SUB-ACCOUNT
-------------------------------  ---------------------------------------------------
ASSETS:
 Investments:
  Number of shares                    175,134        171,229            249,145
                                 ============   ============       ============
  Cost                             $2,871,277     $3,899,121         $2,641,347
                                 ============   ============       ============
  Market value                     $3,096,395     $4,936,552         $3,042,070
 Due from Sponsor Company                  --             --                 --
 Receivable from fund shares
  sold                                  2,159          9,305                467
 Other assets                              --             --                  1
                                 ------------   ------------       ------------
 Total assets                       3,098,554      4,945,857          3,042,538
                                 ------------   ------------       ------------
LIABILITIES:
 Due to Sponsor Company                 2,159          9,305                467
 Payable for fund shares
  purchased                                --             --                 --
 Other liabilities                          1             --                 --
                                 ------------   ------------       ------------
 Total liabilities                      2,160          9,305                467
                                 ------------   ------------       ------------
NET ASSETS:
 For contract liabilities          $3,096,394     $4,936,552         $3,042,071
                                 ============   ============       ============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #        384,304        653,698            373,147
 Minimum unit fair value #*         $1.238728      $1.485737          $7.079226
 Maximum unit fair value #*        $16.715402     $16.943088         $16.872965
 Contract liability                $3,096,394     $4,922,165         $3,042,071
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #             --          1,958                 --
 Minimum unit fair value #*                --      $7.348817                 --
 Maximum unit fair value #*                --      $7.348817                 --
 Contract liability                        --        $14,387                 --

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------


                                    MFS INVESTORS         MFS TOTAL
                                     TRUST SERIES       RETURN SERIES
                                     SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                        362,010           4,378,195
                                     ============       =============
  Cost                                 $6,516,585         $82,540,817
                                     ============       =============
  Market value                         $8,300,905         $87,769,485
 Due from Sponsor Company                      --                  --
 Receivable from fund shares
  sold                                      2,127              25,628
 Other assets                                  --                  --
                                     ------------       -------------
 Total assets                           8,303,032          87,795,113
                                     ------------       -------------
LIABILITIES:
 Due to Sponsor Company                     2,127              25,628
 Payable for fund shares
  purchased                                    --                  --
 Other liabilities                             --                   5
                                     ------------       -------------
 Total liabilities                          2,127              25,633
                                     ------------       -------------
NET ASSETS:
 For contract liabilities              $8,300,905         $87,769,480
                                     ============       =============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #            795,043           6,022,399
 Minimum unit fair value #*             $1.372045           $1.425567
 Maximum unit fair value #*            $15.168634          $15.840561
 Contract liability                    $8,298,864         $87,257,445
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #                186              32,379
 Minimum unit fair value #*            $10.951631          $15.720656
 Maximum unit fair value #*            $10.951631          $15.840561
 Contract liability                        $2,041            $512,035

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                       INVESCO
                                                   VAN KAMPEN V.I.      UIF CORE PLUS
                                  MFS VALUE          EQUITY AND         FIXED INCOME
                                    SERIES           INCOME FUND          PORTFOLIO
                                 SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
-------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                    131,449           1,983,095           6,217,065
                                 ============       =============       =============
  Cost                             $1,396,493         $27,755,460         $68,282,121
                                 ============       =============       =============
  Market value                     $1,869,208         $29,875,781         $66,149,572
 Due from Sponsor Company                  --                  --                  --
 Receivable from fund shares
  sold                                    340               5,762              65,382
 Other assets                              --                  --                  --
                                 ------------       -------------       -------------
 Total assets                       1,869,548          29,881,543          66,214,954
                                 ------------       -------------       -------------
LIABILITIES:
 Due to Sponsor Company                   340               5,762              65,382
 Payable for fund shares
  purchased                                --                  --                  --
 Other liabilities                         --                   4                  --
                                 ------------       -------------       -------------
 Total liabilities                        340               5,766              65,382
                                 ------------       -------------       -------------
NET ASSETS:
 For contract liabilities          $1,869,208         $29,875,777         $66,149,572
                                 ============       =============       =============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #        170,107           2,341,859           4,407,568
 Minimum unit fair value #*        $10.847092          $10.458949           $1.417185
 Maximum unit fair value #*        $11.005461          $16.630235          $16.605628
 Contract liability                $1,869,208         $29,701,308         $65,941,671
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #             --              15,139              12,810
 Minimum unit fair value #*                --          $10.628977          $15.779135
 Maximum unit fair value #*                --          $16.630235          $16.605628
 Contract liability                        --            $174,469            $207,901


                                      UIF EMERGING            UIF EMERGING         UIF MID CAP
                                      MARKETS DEBT           MARKETS EQUITY          GROWTH
                                       PORTFOLIO                PORTFOLIO           PORTFOLIO
                                      SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
-------------------------------  --------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                         945,082                4,150,370           2,248,507
                                      ============            =============       =============
  Cost                                  $7,573,328              $69,673,991         $26,757,170
                                      ============            =============       =============
  Market value                          $8,997,184              $62,206,064         $23,924,117
 Due from Sponsor Company                       --                       --                  --
 Receivable from fund shares
  sold                                      42,291                   35,965              11,134
 Other assets                                   --                       --                  --
                                      ------------            -------------       -------------
 Total assets                            9,039,475               62,242,029          23,935,251
                                      ------------            -------------       -------------
LIABILITIES:
 Due to Sponsor Company                     42,291                   35,965              11,134
 Payable for fund shares
  purchased                                     --                       --                  --
 Other liabilities                              --                        2                   2
                                      ------------            -------------       -------------
 Total liabilities                          42,291                   35,967              11,136
                                      ------------            -------------       -------------
NET ASSETS:
 For contract liabilities               $8,997,184              $62,206,062         $23,924,115
                                      ============            =============       =============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #             327,927                3,366,468           1,500,005
 Minimum unit fair value #*              $2.565377                $2.885174          $14.639789
 Maximum unit fair value #*             $33.020882               $25.451990          $20.312853
 Contract liability                     $8,965,333              $62,051,217         $23,898,735
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #               1,157                    7,434               1,536
 Minimum unit fair value #*             $27.518301               $17.806464          $15.648128
 Maximum unit fair value #*             $27.518301               $25.451990          $16.725853
 Contract liability                        $31,851                 $154,845             $25,380

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                        INVESCO
                                    VAN KAMPEN V.I.         MORGAN STANLEY --
                                       AMERICAN               FOCUS GROWTH
                                      VALUE FUND                PORTFOLIO
                                    SUB-ACCOUNT (4)            SUB-ACCOUNT
--------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                       3,207,898                2,583,873
                                     =============            =============
  Cost                                 $50,490,879              $39,927,339
                                     =============            =============
  Market value                         $47,707,165              $59,939,098
 Due from Sponsor Company                       --                       --
 Receivable from fund shares
  sold                                      48,276                   53,070
 Other assets                                    1                       --
                                     -------------            -------------
 Total assets                           47,755,442               59,992,168
                                     -------------            -------------
LIABILITIES:
 Due to Sponsor Company                     48,276                   53,070
 Payable for fund shares
  purchased                                     --                       --
 Other liabilities                              --                       --
                                     -------------            -------------
 Total liabilities                          48,276                   53,070
                                     -------------            -------------
NET ASSETS:
 For contract liabilities              $47,707,166              $59,939,098
                                     =============            =============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #           2,760,560                3,997,778
 Minimum unit fair value #*              $1.710463                $1.428840
 Maximum unit fair value #*             $23.121337               $36.673277
 Contract liability                    $47,348,426              $58,819,168
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #              18,440                   36,350
 Minimum unit fair value #*             $16.777861                $1.428840
 Maximum unit fair value #*             $21.614657               $36.673277
 Contract liability                       $358,740               $1,119,930

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(4) Formerly Invesco Van Kampen V.I. Mid Cap Value Fund. Change effective July 15, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    MORGAN STANLEY --        MORGAN STANLEY --
                                        MULTI CAP                 MID CAP             MORGAN STANLEY --
                                         GROWTH                   GROWTH               FLEXIBLE INCOME
                                        PORTFOLIO                PORTFOLIO                PORTFOLIO
                                       SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
----------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                          747,919                  625,401                2,942,497
                                      =============            =============            =============
  Cost                                   $9,106,596              $10,953,018              $24,097,377
                                      =============            =============            =============
  Market value                          $11,692,469              $20,443,798              $18,797,457
 Due from Sponsor Company                        --                       --                       --
 Receivable from fund shares
  sold                                       10,749                   12,237                   31,017
 Other assets                                    --                        2                       --
                                      -------------            -------------            -------------
 Total assets                            11,703,218               20,456,037               18,828,474
                                      -------------            -------------            -------------
LIABILITIES:
 Due to Sponsor Company                      10,749                   12,237                   31,017
 Payable for fund shares
  purchased                                      --                       --                       --
 Other liabilities                                1                       --                       --
                                      -------------            -------------            -------------
 Total liabilities                           10,750                   12,237                   31,017
                                      -------------            -------------            -------------
NET ASSETS:
 For contract liabilities               $11,692,468              $20,443,800              $18,797,457
                                      =============            =============            =============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #            1,531,755                1,104,580                1,633,000
 Minimum unit fair value #*               $1.596526                $2.000905                $1.583380
 Maximum unit fair value #*              $19.608483               $42.351495               $16.731413
 Contract liability                     $11,554,768              $20,188,048              $18,707,068
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #                9,871                   18,495                    9,224
 Minimum unit fair value #*               $5.626359                $2.033394                $1.583380
 Maximum unit fair value #*              $15.067936               $42.351495               $16.731413
 Contract liability                        $137,700                 $255,752                  $90,389

                                                                                      MORGAN STANLEY --
                                    MORGAN STANLEY --        MORGAN STANLEY --             GLOBAL
                                         GROWTH                MONEY MARKET            INFRASTRUCTURE
                                        PORTFOLIO                PORTFOLIO                PORTFOLIO
                                       SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------  -------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                          761,738               64,282,058                  972,632
                                      =============            =============            =============
  Cost                                  $11,690,311              $64,282,058              $15,266,250
                                      =============            =============            =============
  Market value                          $18,487,262              $64,282,058              $24,087,758
 Due from Sponsor Company                        --                       --                       --
 Receivable from fund shares
  sold                                        8,868                    9,827                    8,475
 Other assets                                    --                        3                       --
                                      -------------            -------------            -------------
 Total assets                            18,496,130               64,291,888               24,096,233
                                      -------------            -------------            -------------
LIABILITIES:
 Due to Sponsor Company                       8,868                    9,827                    8,475
 Payable for fund shares
  purchased                                      --                       --                       --
 Other liabilities                               --                       --                        1
                                      -------------            -------------            -------------
 Total liabilities                            8,868                    9,827                    8,476
                                      -------------            -------------            -------------
NET ASSETS:
 For contract liabilities               $18,487,262              $64,282,061              $24,087,757
                                      =============            =============            =============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #            1,743,482                6,520,950                1,235,034
 Minimum unit fair value #*               $1.504970                $1.029389                $2.033122
 Maximum unit fair value #*              $26.706799               $13.214672               $41.043743
 Contract liability                     $18,347,651              $63,777,312              $23,747,449
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #                5,611                   38,884                   15,637
 Minimum unit fair value #*               $9.325510               $10.299234                $2.066150
 Maximum unit fair value #*              $26.706799               $13.214672               $41.043743
 Contract liability                        $139,611                 $504,749                 $340,308

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                     INVESCO V.I.              UIF SMALL
                                   EQUALLY-WEIGHTED          COMPANY GROWTH
                                     S&P 500 FUND              PORTFOLIO
                                    SUB-ACCOUNT (5)           SUB-ACCOUNT
-------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                       3,493,002                 432,885
                                     =============            ============
  Cost                                 $58,660,662              $6,764,478
                                     =============            ============
  Market value                         $63,201,971              $7,216,187
 Due from Sponsor Company                       --                      --
 Receivable from fund shares
  sold                                      55,004                     760
 Other assets                                    4                       3
                                     -------------            ------------
 Total assets                           63,256,979               7,216,950
                                     -------------            ------------
LIABILITIES:
 Due to Sponsor Company                     55,004                     760
 Payable for fund shares
  purchased                                     --                      --
 Other liabilities                              --                      --
                                     -------------            ------------
 Total liabilities                          55,004                     760
                                     -------------            ------------
NET ASSETS:
 For contract liabilities              $63,201,975              $7,216,190
                                     =============            ============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #           3,580,307                 497,439
 Minimum unit fair value #*              $1.738574              $13.624834
 Maximum unit fair value #*             $42.204491              $18.293231
 Contract liability                    $62,651,980              $7,216,190
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #              15,702                      --
 Minimum unit fair value #*              $1.738574                      --
 Maximum unit fair value #*             $42.204491                      --
 Contract liability                       $549,995                      --

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

(5) Formerly Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund. Change effective April 30, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                         OPPENHEIMER
                                  UIF GLOBAL         OPPENHEIMER           CAPITAL
                                   FRANCHISE       SMALL- & MID-CAP     APPRECIATION
                                   PORTFOLIO        GROWTH FUND/VA         FUND/VA
                                  SUB-ACCOUNT        SUB-ACCOUNT         SUB-ACCOUNT
-------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                     848,196            164,345           1,623,792
                                 =============       ============       =============
  Cost                             $11,636,296         $8,015,827         $65,654,596
                                 =============       ============       =============
  Market value                     $14,639,859         $8,751,376         $72,518,537
 Due from Sponsor Company                   --                 --                 241
 Receivable from fund shares
  sold                                   5,043             17,985                  --
 Other assets                               --                 --                  --
                                 -------------       ------------       -------------
 Total assets                       14,644,902          8,769,361          72,518,778
                                 -------------       ------------       -------------
LIABILITIES:
 Due to Sponsor Company                  5,043             17,985                  --
 Payable for fund shares
  purchased                                 --                 --                 241
 Other liabilities                          --                  2                  --
                                 -------------       ------------       -------------
 Total liabilities                       5,043             17,987                 241
                                 -------------       ------------       -------------
NET ASSETS:
 For contract liabilities          $14,639,859         $8,751,374         $72,518,537
                                 =============       ============       =============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #         657,251            807,227           6,486,385
 Minimum unit fair value #*         $17.324545         $10.109810          $10.362035
 Maximum unit fair value #*         $23.830805         $18.568256          $17.085349
 Contract liability                $14,639,859         $8,751,374         $72,460,111
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #              --                 --               5,108
 Minimum unit fair value #*                 --                 --          $11.075985
 Maximum unit fair value #*                 --                 --          $11.473652
 Contract liability                         --                 --             $58,426

                                                                                  OPPENHEIMER
                                       OPPENHEIMER          OPPENHEIMER           MAIN STREET
                                    GLOBAL SECURITIES       MAIN STREET         SMALL- & MID-CAP
                                         FUND/VA              FUND/VA               FUND/VA
                                       SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
-------------------------------  ---------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                         6,979,167             558,871                5,238,902
                                      ==============       =============       ==================
  Cost                                  $238,392,186         $12,054,921              $93,343,029
                                      ==============       =============       ==================
  Market value                          $225,078,150         $13,289,962             $104,568,492
 Due from Sponsor Company                         --                  --                       --
 Receivable from fund shares
  sold                                       184,280              10,224                   44,681
 Other assets                                     --                  --                        1
                                      --------------       -------------       ------------------
 Total assets                            225,262,430          13,300,186              104,613,174
                                      --------------       -------------       ------------------
LIABILITIES:
 Due to Sponsor Company                      184,280              10,224                   44,681
 Payable for fund shares
  purchased                                       --                  --                       --
 Other liabilities                                 1                  --                       --
                                      --------------       -------------       ------------------
 Total liabilities                           184,281              10,224                   44,681
                                      --------------       -------------       ------------------
NET ASSETS:
 For contract liabilities               $225,078,149         $13,289,962             $104,568,493
                                      ==============       =============       ==================
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #            16,385,614           1,157,085                7,864,407
 Minimum unit fair value #*                $9.703841           $9.617490               $12.357547
 Maximum unit fair value #*               $17.903916          $16.320978               $19.691675
 Contract liability                     $224,973,934         $13,289,962             $104,511,438
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #                 7,296                  --                    4,211
 Minimum unit fair value #*               $14.047433                  --               $13.208852
 Maximum unit fair value #*               $14.494808                  --               $13.683037
 Contract liability                         $104,215                  --                  $57,055

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                  PUTNAM VT           PUTNAM VT
                                 DIVERSIFIED        GLOBAL ASSET
                                 INCOME FUND       ALLOCATION FUND
                                 SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                 12,952,092           1,193,994
                                =============       =============
  Cost                            $99,929,317         $18,435,274
                                =============       =============
  Market value                    $93,902,668         $19,223,296
 Due from Sponsor Company                  --                  --
 Receivable from fund shares
  sold                                 75,189             162,644
 Other assets                              --                  --
                                -------------       -------------
 Total assets                      93,977,857          19,385,940
                                -------------       -------------
LIABILITIES:
 Due to Sponsor Company                75,189             162,644
 Payable for fund shares
  purchased                                --                  --
 Other liabilities                          1                   1
                                -------------       -------------
 Total liabilities                     75,190             162,645
                                -------------       -------------
NET ASSETS:
 For contract liabilities         $93,902,667         $19,223,295
                                =============       =============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #      4,593,979             708,966
 Minimum unit fair value #*        $12.493513          $10.525405
 Maximum unit fair value #*        $23.763861          $43.567673
 Contract liability               $93,892,695         $19,130,865
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #            443               2,122
 Minimum unit fair value #*        $21.862884          $43.567673
 Maximum unit fair value #*        $23.763861          $43.567673
 Contract liability                    $9,972             $92,430

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 PUTNAM VT      PUTNAM VT      PUTNAM VT
                                 GROWTH AND   INTERNATIONAL  INTERNATIONAL
                                INCOME FUND    VALUE FUND     EQUITY FUND
                                SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT
---------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                   352,055       136,463        7,560,373
                                ============  ============   ==============
  Cost                            $8,742,324    $1,453,707     $124,165,441
                                ============  ============   ==============
  Market value                    $6,312,345    $1,269,111      $85,659,023
 Due from Sponsor Company                 --         2,476               --
 Receivable from fund shares
  sold                                 1,142            --           60,351
 Other assets                             --             1               --
                                ------------  ------------   --------------
 Total assets                      6,313,487     1,271,588       85,719,374
                                ------------  ------------   --------------
LIABILITIES:
 Due to Sponsor Company                1,142            --           60,351
 Payable for fund shares
  purchased                               --         2,476               --
 Other liabilities                        --            --                2
                                ------------  ------------   --------------
 Total liabilities                     1,142         2,476           60,353
                                ------------  ------------   --------------
NET ASSETS:
 For contract liabilities         $6,312,345    $1,269,112      $85,659,021
                                ============  ============   ==============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #       227,996       181,467        6,065,391
 Minimum unit fair value #*       $10.220434     $6.604568        $7.072107
 Maximum unit fair value #*       $55.470266    $13.873661       $19.992244
 Contract liability               $6,312,345    $1,269,112      $85,616,126
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #            --            --            2,245
 Minimum unit fair value #*               --            --       $18.392020
 Maximum unit fair value #*               --            --       $19.275141
 Contract liability                       --            --          $42,895

                                                          PUTNAM VT      PUTNAM VT
                                       PUTNAM VT          MULTI-CAP      SMALL CAP
                                    INVESTORS FUND       GROWTH FUND    VALUE FUND
                                      SUB-ACCOUNT        SUB-ACCOUNT    SUB-ACCOUNT
------------------------------  ----------------------------------------------------
ASSETS:
 Investments:
  Number of shares                       4,490,607            103,308      4,380,530
                                     =============       ============  =============
  Cost                                 $50,577,021         $1,950,193    $94,098,325
                                     =============       ============  =============
  Market value                         $51,866,517         $2,319,259    $66,978,314
 Due from Sponsor Company                       --                  1             --
 Receivable from fund shares
  sold                                      19,235                 --         37,120
 Other assets                                    1                 --             --
                                     -------------       ------------  -------------
 Total assets                           51,885,753          2,319,260     67,015,434
                                     -------------       ------------  -------------
LIABILITIES:
 Due to Sponsor Company                     19,235                 --         37,120
 Payable for fund shares
  purchased                                     --                  1             --
 Other liabilities                              --                 --              2
                                     -------------       ------------  -------------
 Total liabilities                          19,235                  1         37,122
                                     -------------       ------------  -------------
NET ASSETS:
 For contract liabilities              $51,866,518         $2,319,259    $66,978,312
                                     =============       ============  =============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #           5,619,332            174,199      2,925,632
 Minimum unit fair value #*              $6.470374         $13.038869     $17.854586
 Maximum unit fair value #*             $16.244936         $13.553343     $25.397393
 Contract liability                    $51,840,059         $2,319,259    $66,954,816
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #               2,559                 --            970
 Minimum unit fair value #*             $10.340110                 --     $23.364714
 Maximum unit fair value #*             $10.340110                 --     $24.486499
 Contract liability                        $26,459                 --        $23,496

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                       PUTNAM VT
                                     GEORGE PUTNAM             PUTNAM VT
                                     BALANCED FUND            VOYAGER FUND
                                      SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                       1,536,667                 190,125
                                     =============            ============
  Cost                                 $16,631,385              $6,110,192
                                     =============            ============
  Market value                         $12,247,235              $6,876,841
 Due from Sponsor Company                       --                   1,987
 Receivable from fund shares
  sold                                      89,209                      --
 Other assets                                   --                       2
                                     -------------            ------------
 Total assets                           12,336,444               6,878,830
                                     -------------            ------------
LIABILITIES:
 Due to Sponsor Company                     89,209                      --
 Payable for fund shares
  purchased                                     --                   1,987
 Other liabilities                               1                      --
                                     -------------            ------------
 Total liabilities                          89,210                   1,987
                                     -------------            ------------
NET ASSETS:
 For contract liabilities              $12,247,234              $6,876,843
                                     =============            ============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #           1,024,668                 374,961
 Minimum unit fair value #*             $10.418531               $5.813948
 Maximum unit fair value #*             $15.691862              $65.710900
 Contract liability                    $12,245,648              $6,876,843
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #                 129                      --
 Minimum unit fair value #*             $12.260934                      --
 Maximum unit fair value #*             $12.260934                      --
 Contract liability                         $1,586                      --

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                        INVESCO
                                   PUTNAM VT        VAN KAMPEN V.I.               INVESCO
                                    EQUITY             GROWTH AND             VAN KAMPEN V.I.
                                  INCOME FUND         INCOME FUND              COMSTOCK FUND
                                  SUB-ACCOUNT         SUB-ACCOUNT               SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                   1,427,586            5,513,556                 8,797,089
                                 =============       ==============            ==============
  Cost                             $15,468,396         $103,635,485              $114,094,946
                                 =============       ==============            ==============
  Market value                     $22,441,649         $110,456,823              $116,297,525
 Due from Sponsor Company                   --                   --                        --
 Receivable from fund shares
  sold                                   7,973              152,318                    39,136
 Other assets                               --                    4                         1
                                 -------------       --------------            --------------
 Total assets                       22,449,622          110,609,145               116,336,662
                                 -------------       --------------            --------------
LIABILITIES:
 Due to Sponsor Company                  7,973              152,318                    39,136
 Payable for fund shares
  purchased                                 --                   --                        --
 Other liabilities                          --                   --                        --
                                 -------------       --------------            --------------
 Total liabilities                       7,973              152,318                    39,136
                                 -------------       --------------            --------------
NET ASSETS:
 For contract liabilities          $22,441,649         $110,456,827              $116,297,526
                                 =============       ==============            ==============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #       1,297,423            7,012,357                 7,028,011
 Minimum unit fair value #*         $16.501820            $1.462789                $15.148794
 Maximum unit fair value #*         $17.691694           $17.457721                $17.577090
 Contract liability                $22,431,741         $110,285,488              $116,136,690
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #             560               10,265                     9,450
 Minimum unit fair value #*         $17.691694           $16.424482                $16.670186
 Maximum unit fair value #*         $17.691694           $17.457721                $17.577090
 Contract liability                     $9,908             $171,339                  $160,836

                                        INVESCO                 INVESCO               WELLS FARGO
                                    VAN KAMPEN V.I.         VAN KAMPEN V.I.          ADVANTAGE VT
                                        AMERICAN                MID CAP               INDEX ASSET
                                     FRANCHISE FUND           GROWTH FUND           ALLOCATION FUND
                                    SUB-ACCOUNT (6)           SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------  ---------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                          51,575                 222,502                 28,129
                                      ============            ============            ===========
  Cost                                  $1,261,163                $907,425               $371,205
                                      ============            ============            ===========
  Market value                          $1,833,524                $869,984               $378,901
 Due from Sponsor Company                       --                      --                     --
 Receivable from fund shares
  sold                                         182                   1,416                    487
 Other assets                                   --                       1                     --
                                      ------------            ------------            -----------
 Total assets                            1,833,706                 871,401                379,388
                                      ------------            ------------            -----------
LIABILITIES:
 Due to Sponsor Company                        182                   1,416                    487
 Payable for fund shares
  purchased                                     --                      --                     --
 Other liabilities                              --                      --                     --
                                      ------------            ------------            -----------
 Total liabilities                             182                   1,416                    487
                                      ------------            ------------            -----------
NET ASSETS:
 For contract liabilities               $1,833,524                $869,985               $378,901
                                      ============            ============            ===========
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #             126,158                  64,975                271,610
 Minimum unit fair value #*             $13.706187              $12.739822              $1.327305
 Maximum unit fair value #*             $19.076216              $18.692220              $1.493657
 Contract liability                     $1,833,524                $869,985               $378,901
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #                  --                      --                     --
 Minimum unit fair value #*                     --                      --                     --
 Maximum unit fair value #*                     --                      --                     --
 Contract liability                             --                      --                     --

(6) Formerly Invesco Van Kampen V.I. Capital Growth Fund. Change effective April 30, 2012.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                     WELLS FARGO             WELLS FARGO
                                     ADVANTAGE VT            ADVANTAGE VT
                                     TOTAL RETURN             INTRINSIC
                                      BOND FUND               VALUE FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                        223,252                  96,890
                                     ============            ============
  Cost                                 $2,278,803              $1,120,523
                                     ============            ============
  Market value                         $2,415,582              $1,417,507
 Due from Sponsor Company                   1,031                      --
 Receivable from fund shares
  sold                                         --                      54
 Other assets                                   3                      --
                                     ------------            ------------
 Total assets                           2,416,616               1,417,561
                                     ------------            ------------
LIABILITIES:
 Due to Sponsor Company                        --                      54
 Payable for fund shares
  purchased                                 1,031                      --
 Other liabilities                             --                       1
                                     ------------            ------------
 Total liabilities                          1,031                      55
                                     ------------            ------------
NET ASSETS:
 For contract liabilities              $2,415,585              $1,417,506
                                     ============            ============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #          1,524,181               1,084,632
 Minimum unit fair value #*             $1.488787               $1.194583
 Maximum unit fair value #*            $12.996298               $1.344346
 Contract liability                    $2,415,585              $1,417,506
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #                 --                      --
 Minimum unit fair value #*                    --                      --
 Maximum unit fair value #*                    --                      --
 Contract liability                            --                      --

#  Rounded units/unit fair values

* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      WELLS FARGO             WELLS FARGO
                                      ADVANTAGE VT            ADVANTAGE VT            WELLS FARGO
                                     INTERNATIONAL             SMALL CAP              ADVANTAGE VT
                                      EQUITY FUND             GROWTH FUND            DISCOVERY FUND
                                      SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
ASSETS:
 Investments:
  Number of shares                          38,672                 235,954                  13,919
                                      ============            ============            ============
  Cost                                    $197,827              $2,126,411                $257,999
                                      ============            ============            ============
  Market value                            $191,813              $1,859,315                $350,204
 Due from Sponsor Company                       --                   1,214                     297
 Receivable from fund shares
  sold                                         218                      --                      --
 Other assets                                   --                       2                      --
                                      ------------            ------------            ------------
 Total assets                              192,031               1,860,531                 350,501
                                      ------------            ------------            ------------
LIABILITIES:
 Due to Sponsor Company                        218                      --                      --
 Payable for fund shares
  purchased                                     --                   1,214                     297
 Other liabilities                              --                      --                      --
                                      ------------            ------------            ------------
 Total liabilities                             218                   1,214                     297
                                      ------------            ------------            ------------
NET ASSETS:
 For contract liabilities                 $191,813              $1,859,317                $350,204
                                      ============            ============            ============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #              16,617               1,084,071                  19,652
 Minimum unit fair value #*             $11.437369               $1.564439              $16.974721
 Maximum unit fair value #*             $11.788898              $19.546480              $18.242749
 Contract liability                       $191,813              $1,859,317                $350,204
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #                  --                      --                      --
 Minimum unit fair value #*                     --                      --                      --
 Maximum unit fair value #*                     --                      --                      --
 Contract liability                             --                      --                      --

                                      WELLS FARGO
                                      ADVANTAGE VT            WELLS FARGO
                                       SMALL CAP              ADVANTAGE VT
                                       VALUE FUND           OPPORTUNITY FUND
                                      SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------  ----------------------------------------------
ASSETS:
 Investments:
  Number of shares                          12,195                  19,163
                                      ============            ============
  Cost                                    $141,727                $439,060
                                      ============            ============
  Market value                            $114,630                $384,215
 Due from Sponsor Company                       --                      --
 Receivable from fund shares
  sold                                           5                     217
 Other assets                                   --                      --
                                      ------------            ------------
 Total assets                              114,635                 384,432
                                      ------------            ------------
LIABILITIES:
 Due to Sponsor Company                          5                     217
 Payable for fund shares
  purchased                                     --                      --
 Other liabilities                              --                      --
                                      ------------            ------------
 Total liabilities                               5                     217
                                      ------------            ------------
NET ASSETS:
 For contract liabilities                 $114,630                $384,215
                                      ============            ============
DEFERRED CONTRACTS IN THE
 ACCUMULATION PERIOD:
 Units owned by participants #               8,347                  27,482
 Minimum unit fair value #*             $13.159565              $13.344136
 Maximum unit fair value #*             $14.142622              $14.341170
 Contract liability                       $114,630                $384,215
DEFERRED CONTRACTS IN THE
 ANNUITY PERIOD:
 Units owned by participants #                  --                      --
 Minimum unit fair value #*                     --                      --
 Maximum unit fair value #*                     --                      --
 Contract liability                             --                      --

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                  ALLIANCEBERNSTEIN VPS     ALLIANCEBERNSTEIN VPS
                                     BALANCED WEALTH            INTERNATIONAL
                                   STRATEGY PORTFOLIO          VALUE PORTFOLIO
                                       SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $1,315,734                 $2,201,512
                                      -------------             --------------
EXPENSES:
 Administrative charges                    (138,364)                  (325,621)
 Mortality and expense risk
  charges                                  (926,136)                (2,214,518)
                                      -------------             --------------
  Total expenses                         (1,064,500)                (2,540,139)
                                      -------------             --------------
  Net investment income (loss)              251,234                   (338,627)
                                      -------------             --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    (685,698)               (24,859,075)
 Net realized gain on
  distributions                                  --                         --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             8,226,450                 44,950,747
                                      -------------             --------------
  Net gain (loss) on
   investments                            7,540,752                 20,091,672
                                      -------------             --------------
  Net increase (decrease) in
   net assets resulting from
   operations                            $7,791,986                $19,753,045
                                      =============             ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                ALLIANCEBERNSTEIN VPS                                 ALLIANCEBERNSTEIN VPS
                                    SMALL/MID CAP          ALLIANCEBERNSTEIN VPS          INTERNATIONAL
                                   VALUE PORTFOLIO            VALUE PORTFOLIO           GROWTH PORTFOLIO
                                     SUB-ACCOUNT                SUB-ACCOUNT                SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $82,896                 $1,459,486                   $162,516
                                     ------------              -------------              -------------
EXPENSES:
 Administrative charges                   (58,272)                  (173,664)                        --
 Mortality and expense risk
  charges                                (403,662)                (1,186,011)                  (182,391)
                                     ------------              -------------              -------------
  Total expenses                         (461,934)                (1,359,675)                  (182,391)
                                     ------------              -------------              -------------
  Net investment income
   (loss)                                (379,038)                    99,811                    (19,875)
                                     ------------              -------------              -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (408,284)                (8,786,087)                (1,149,757)
 Net realized gain on
  distributions                           916,936                         --                         --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           4,427,960                 20,192,166                  2,649,795
                                     ------------              -------------              -------------
  Net gain (loss) on
   investments                          4,936,612                 11,406,079                  1,500,038
                                     ------------              -------------              -------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $4,557,574                $11,505,890                 $1,480,163
                                     ============              =============              =============

                                   INVESCO V.I.            INVESCO V.I.           INVESCO V.I.
                                    GOVERNMENT                 HIGH              INTERNATIONAL
                                  SECURITIES FUND           YIELD FUND            GROWTH FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $511,504                $836,409               $13,483
                                    -----------            ------------            ----------
EXPENSES:
 Administrative charges                      --                      --                    --
 Mortality and expense risk
  charges                              (396,493)               (300,185)              (10,402)
                                    -----------            ------------            ----------
  Total expenses                       (396,493)               (300,185)              (10,402)
                                    -----------            ------------            ----------
  Net investment income
   (loss)                               115,011                 536,224                 3,081
                                    -----------            ------------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 582,890                 172,349                20,314
 Net realized gain on
  distributions                              --                      --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (665,166)              1,593,872               112,133
                                    -----------            ------------            ----------
  Net gain (loss) on
   investments                          (82,276)              1,766,221               132,447
                                    -----------            ------------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                           $32,735              $2,302,445              $135,528
                                    ===========            ============            ==========

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                     INVESCO V.I.            AMERICAN FUNDS
                                      DIVERSIFIED                GLOBAL
                                     DIVIDEND FUND            GROWTH FUND
                                    SUB-ACCOUNT (1)           SUB-ACCOUNT
-------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $1,249,498                $322,338
                                     -------------            ------------
EXPENSES:
 Administrative charges                         --                 (49,136)
 Mortality and expense risk
  charges                                 (975,394)               (684,852)
                                     -------------            ------------
  Total expenses                          (975,394)               (733,988)
                                     -------------            ------------
  Net investment income (loss)             274,104                (411,650)
                                     -------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                    263,909               3,377,508
 Net realized gain on
  distributions                                 --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            9,539,420               4,100,794
                                     -------------            ------------
  Net gain (loss) on
   investments                           9,803,329               7,478,302
                                     -------------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $10,077,433              $7,066,652
                                     =============            ============

(1)  Formerly Invesco V.I. Dividend Growth Fund. Change effective April 30,
     2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   AMERICAN FUNDS           AMERICAN FUNDS           AMERICAN FUNDS
                                     GROWTH FUND          GROWTH-INCOME FUND       INTERNATIONAL FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $1,470,475               $2,654,197                 $913,384
                                    -------------            -------------            -------------
EXPENSES:
 Administrative charges                  (244,864)                (224,606)                 (82,016)
 Mortality and expense risk
  charges                              (3,569,432)              (3,136,933)              (1,229,696)
                                    -------------            -------------            -------------
  Total expenses                       (3,814,296)              (3,361,539)              (1,311,712)
                                    -------------            -------------            -------------
  Net investment income
   (loss)                              (2,343,821)                (707,342)                (398,328)
                                    -------------            -------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                10,011,296                5,317,557                2,627,825
 Net realized gain on
  distributions                                --                       --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          21,259,875               20,524,308                7,611,663
                                    -------------            -------------            -------------
  Net gain (loss) on
   investments                         31,271,171               25,841,865               10,239,488
                                    -------------            -------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $28,927,350              $25,134,523               $9,841,160
                                    =============            =============            =============

                                                           WELLS FARGO
                                   AMERICAN FUNDS          ADVANTAGE VT           FIDELITY VIP
                                    GLOBAL SMALL              OMEGA               EQUITY-INCOME
                                CAPITALIZATION FUND        GROWTH FUND              PORTFOLIO
                                    SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $268,662                  $ --               $2,581,477
                                    ------------            ----------            -------------
EXPENSES:
 Administrative charges                  (24,840)                   --                 (188,534)
 Mortality and expense risk
  charges                               (368,284)              (42,260)              (1,283,263)
                                    ------------            ----------            -------------
  Total expenses                        (393,124)              (42,260)              (1,471,797)
                                    ------------            ----------            -------------
  Net investment income
   (loss)                               (124,462)              (42,260)               1,109,680
                                    ------------            ----------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                1,387,314               171,718               (6,662,869)
 Net realized gain on
  distributions                               --               181,285                5,972,179
 Net unrealized appreciation
  (depreciation) of
  investments during the year          1,738,741               147,102               13,127,688
                                    ------------            ----------            -------------
  Net gain (loss) on
   investments                         3,126,055               500,105               12,436,998
                                    ------------            ----------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $3,001,593              $457,845              $13,546,678
                                    ============            ==========            =============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                     FIDELITY VIP        FIDELITY VIP
                                        GROWTH            CONTRAFUND
                                      PORTFOLIO           PORTFOLIO
                                     SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $146,294           $4,395,078
                                     ------------       --------------
EXPENSES:
 Administrative charges                   (81,200)            (827,985)
 Mortality and expense risk
  charges                                (567,720)          (5,337,936)
                                     ------------       --------------
  Total expenses                         (648,920)          (6,165,921)
                                     ------------       --------------
  Net investment income (loss)           (502,626)          (1,770,843)
                                     ------------       --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 1,579,238          (22,136,297)
 Net realized gain on
  distributions                                --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           3,337,830           81,065,148
                                     ------------       --------------
  Net gain (loss) on
   investments                          4,917,068           58,928,851
                                     ------------       --------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $4,414,442          $57,158,008
                                     ============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                               FIDELITY VIP
                               FIDELITY VIP             FIDELITY VIP         DYNAMIC CAPITAL
                                  MID CAP             VALUE STRATEGIES         APPRECIATION
                                 PORTFOLIO               PORTFOLIO              PORTFOLIO
                                SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                          $408,184                 $43,871               $23,244
                               -------------            ------------            ----------
EXPENSES:
 Administrative charges             (218,685)                (23,031)                   --
 Mortality and expense risk
  charges                         (1,503,208)               (166,574)              (56,641)
                               -------------            ------------            ----------
  Total expenses                  (1,721,893)               (189,605)              (56,641)
                               -------------            ------------            ----------
  Net investment income
   (loss)                         (1,313,709)               (145,734)              (33,397)
                               -------------            ------------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions           (1,294,296)               (578,618)              181,079
 Net realized gain on
  distributions                    8,418,362                      --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year      7,874,321               3,283,552               396,066
                               -------------            ------------            ----------
  Net gain (loss) on
   investments                    14,998,387               2,704,934               577,145
                               -------------            ------------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                    $13,684,678              $2,559,200              $543,748
                               =============            ============            ==========

                                                            FRANKLIN               FRANKLIN
                                     FRANKLIN            SMALL-MID CAP            SMALL CAP
                                      INCOME                 GROWTH                 VALUE
                                 SECURITIES FUND        SECURITIES FUND        SECURITIES FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $235,745                    $ --                $4,679
                                    ----------            ------------            ----------
EXPENSES:
 Administrative charges                     --                 (30,389)                   --
 Mortality and expense risk
  charges                              (40,513)               (433,934)               (6,959)
                                    ----------            ------------            ----------
  Total expenses                       (40,513)               (464,323)               (6,959)
                                    ----------            ------------            ----------
  Net investment income
   (loss)                              195,232                (464,323)               (2,280)
                                    ----------            ------------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 64,709               1,335,553                28,777
 Net realized gain on
  distributions                             --               1,727,208                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          151,956                (454,133)               84,030
                                    ----------            ------------            ----------
  Net gain (loss) on
   investments                         216,665               2,608,628               112,807
                                    ----------            ------------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $411,897              $2,144,305              $110,527
                                    ==========            ============            ==========

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                       FRANKLIN
                                       STRATEGIC
                                        INCOME                MUTUAL SHARES
                                    SECURITIES FUND          SECURITIES FUND
                                      SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $5,973,904               $1,262,033
                                     -------------            -------------
EXPENSES:
 Administrative charges                   (100,906)                 (77,247)
 Mortality and expense risk
  charges                               (1,561,744)              (1,130,777)
                                     -------------            -------------
  Total expenses                        (1,662,650)              (1,208,024)
                                     -------------            -------------
  Net investment income (loss)           4,311,254                   54,009
                                     -------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  2,375,632                2,154,599
 Net realized gain on
  distributions                             97,429                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            2,137,692                5,172,362
                                     -------------            -------------
  Net gain (loss) on
   investments                           4,610,753                7,326,961
                                     -------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                           $8,922,007               $7,380,970
                                     =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     TEMPLETON
                                     DEVELOPING              TEMPLETON               MUTUAL
                                      MARKETS                  GROWTH           GLOBAL DISCOVERY
                                  SECURITIES FUND         SECURITIES FUND        SECURITIES FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $276,505                $402,375              $11,067
                                    ------------            ------------            ---------
EXPENSES:
 Administrative charges                  (20,029)                (23,758)                  --
 Mortality and expense risk
  charges                               (306,060)               (349,824)              (4,100)
                                    ------------            ------------            ---------
  Total expenses                        (326,089)               (373,582)              (4,100)
                                    ------------            ------------            ---------
  Net investment income
   (loss)                                (49,584)                 28,793                6,967
                                    ------------            ------------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  906,068                (126,716)               4,060
 Net realized gain on
  distributions                               --                      --               21,981
 Net unrealized appreciation
  (depreciation) of
  investments during the year            867,049               3,541,454               12,720
                                    ------------            ------------            ---------
  Net gain (loss) on
   investments                         1,773,117               3,414,738               38,761
                                    ------------            ------------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $1,723,533              $3,443,531              $45,728
                                    ============            ============            =========

                                                                               HARTFORD
                                    TEMPLETON               HARTFORD             TOTAL
                                   GLOBAL BOND              BALANCED          RETURN BOND
                                 SECURITIES FUND            HLS FUND           HLS FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT (2)       SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $101,020              $1,392,815         $25,390,480
                                    ----------            ------------       -------------
EXPENSES:
 Administrative charges                     --                 (93,468)         (1,211,937)
 Mortality and expense risk
  charges                              (17,679)               (647,194)         (8,268,798)
                                    ----------            ------------       -------------
  Total expenses                       (17,679)               (740,662)         (9,480,735)
                                    ----------            ------------       -------------
  Net investment income
   (loss)                               83,341                 652,153          15,909,745
                                    ----------            ------------       -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 19,388                (905,478)          5,480,496
 Net realized gain on
  distributions                          2,599                      --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          104,068               4,897,866          14,723,599
                                    ----------            ------------       -------------
  Net gain (loss) on
   investments                         126,055               3,992,388          20,204,095
                                    ----------            ------------       -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $209,396              $4,644,541         $36,113,840
                                    ==========            ============       =============

(2)  Formerly Hartford Advisers HLS Fund. Change effective June 29, 2012.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                  HARTFORD            HARTFORD
                                   CAPITAL            DIVIDEND
                                APPRECIATION         AND GROWTH
                                  HLS FUND            HLS FUND
                                 SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                         $1,223,884          $9,218,314
                                -------------       -------------
EXPENSES:
 Administrative charges                    --            (819,616)
 Mortality and expense risk
  charges                          (1,324,034)         (5,381,765)
                                -------------       -------------
  Total expenses                   (1,324,034)         (6,201,381)
                                -------------       -------------
  Net investment income (loss)       (100,150)          3,016,933
                                -------------       -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions             7,983,102          (6,116,091)
 Net realized gain on
  distributions                            --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year       5,700,744          51,032,490
                                -------------       -------------
  Net gain (loss) on
   investments                     13,683,846          44,916,399
                                -------------       -------------
  Net increase (decrease) in
   net assets resulting from
   operations                     $13,583,696         $47,933,332
                                =============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                               HARTFORD
                                     HARTFORD               HARTFORD          DISCIPLINED
                                 GLOBAL RESEARCH         GLOBAL GROWTH          EQUITY
                                     HLS FUND               HLS FUND           HLS FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $17,939                 $56,666          $3,796,502
                                    ----------            ------------       -------------
EXPENSES:
 Administrative charges                     --                 (20,446)           (522,775)
 Mortality and expense risk
  charges                              (25,405)               (138,522)         (3,672,876)
                                    ----------            ------------       -------------
  Total expenses                       (25,405)               (158,968)         (4,195,651)
                                    ----------            ------------       -------------
  Net investment income
   (loss)                               (7,466)               (102,302)           (399,149)
                                    ----------            ------------       -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                102,141                (869,110)          2,311,722
 Net realized gain on
  distributions                             --                      --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          127,710               2,962,288          37,556,099
                                    ----------            ------------       -------------
  Net gain (loss) on
   investments                         229,851               2,093,178          39,867,821
                                    ----------            ------------       -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $222,385              $1,990,876         $39,468,672
                                    ==========            ============       =============

                                                         HARTFORD
                                      HARTFORD            GROWTH             HARTFORD
                                       GROWTH          OPPORTUNITIES        HIGH YIELD
                                      HLS FUND           HLS FUND            HLS FUND
                                    SUB-ACCOUNT         SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                  $ --                $ --          $7,512,782
                                    ------------       -------------       -------------
EXPENSES:
 Administrative charges                  (62,951)           (181,669)           (173,209)
 Mortality and expense risk
  charges                               (432,821)         (1,288,216)         (1,193,317)
                                    ------------       -------------       -------------
  Total expenses                        (495,772)         (1,469,885)         (1,366,526)
                                    ------------       -------------       -------------
  Net investment income
   (loss)                               (495,772)         (1,469,885)          6,146,256
                                    ------------       -------------       -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  280,316          (3,369,198)          1,550,595
 Net realized gain on
  distributions                               --                  --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          4,837,205          25,859,679           2,532,174
                                    ------------       -------------       -------------
  Net gain (loss) on
   investments                         5,117,521          22,490,481           4,082,769
                                    ------------       -------------       -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $4,621,749         $21,020,596         $10,229,025
                                    ============       =============       =============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                          HARTFORD
                                       HARTFORD         INTERNATIONAL
                                        INDEX           OPPORTUNITIES
                                       HLS FUND           HLS FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $545,092          $2,981,060
                                     ------------       -------------
EXPENSES:
 Administrative charges                   (38,770)           (308,582)
 Mortality and expense risk
  charges                                (281,678)         (2,122,887)
                                     ------------       -------------
  Total expenses                         (320,448)         (2,431,469)
                                     ------------       -------------
  Net investment income (loss)            224,644             549,591
                                     ------------       -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (269,792)         (8,113,086)
 Net realized gain on
  distributions                                --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           2,328,729          34,290,248
                                     ------------       -------------
  Net gain (loss) on
   investments                          2,058,937          26,177,162
                                     ------------       -------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $2,283,581         $26,726,753
                                     ============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      HARTFORD
                                   SMALL/MID CAP              HARTFORD                HARTFORD
                                       EQUITY               MIDCAP VALUE            MONEY MARKET
                                      HLS FUND                HLS FUND                HLS FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $62,901                 $82,503                     $ --
                                    ------------            ------------            -------------
EXPENSES:
 Administrative charges                       --                      --                 (282,580)
 Mortality and expense risk
  charges                               (194,105)               (106,955)              (1,968,081)
                                    ------------            ------------            -------------
  Total expenses                        (194,105)               (106,955)              (2,250,661)
                                    ------------            ------------            -------------
  Net investment income
   (loss)                               (131,204)                (24,452)              (2,250,661)
                                    ------------            ------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  802,404                 557,301                        1
 Net realized gain on
  distributions                        1,420,291                      --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (487,290)                843,396                       --
                                    ------------            ------------            -------------
  Net gain (loss) on
   investments                         1,735,405               1,400,697                        1
                                    ------------            ------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $1,604,201              $1,376,245              $(2,250,660)
                                    ============            ============            =============


                                      HARTFORD                HARTFORD                HARTFORD
                                   SMALL COMPANY          SMALLCAP GROWTH              STOCK
                                      HLS FUND                HLS FUND                HLS FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                  $ --                    $ --                $610,969
                                    ------------            ------------            ------------
EXPENSES:
 Administrative charges                       --                 (77,986)                (61,830)
 Mortality and expense risk
  charges                               (776,481)               (563,372)               (423,010)
                                    ------------            ------------            ------------
  Total expenses                        (776,481)               (641,358)               (484,840)
                                    ------------            ------------            ------------
  Net investment income
   (loss)                               (776,481)               (641,358)                126,129
                                    ------------            ------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (386,051)              1,437,324                (683,383)
 Net realized gain on
  distributions                            2,911                      --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          8,028,434               4,760,365               4,222,680
                                    ------------            ------------            ------------
  Net gain (loss) on
   investments                         7,645,294               6,197,689               3,539,297
                                    ------------            ------------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $6,868,813              $5,556,331              $3,665,426
                                    ============            ============            ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                       HARTFORD
                                    U.S. GOVERNMENT        HARTFORD
                                      SECURITIES             VALUE
                                       HLS FUND            HLS FUND
                                      SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $6,637,596          $2,441,297
                                     -------------       -------------
EXPENSES:
 Administrative charges                   (473,219)           (235,169)
 Mortality and expense risk
  charges                               (3,231,298)         (1,522,859)
                                     -------------       -------------
  Total expenses                        (3,704,517)         (1,758,028)
                                     -------------       -------------
  Net investment income (loss)           2,933,079             683,269
                                     -------------       -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (1,000,000)           (352,844)
 Net realized gain on
  distributions                                 --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            3,089,466          16,911,990
                                     -------------       -------------
  Net gain (loss) on
   investments                           2,089,466          16,559,146
                                     -------------       -------------
  Net increase (decrease) in
   net assets resulting from
   operations                           $5,022,545         $17,242,415
                                     =============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                             AMERICAN FUNDS
                                  AMERICAN FUNDS       AMERICAN FUNDS         GLOBAL SMALL
                                       BOND             GLOBAL GROWTH        CAPITALIZATION
                                     HLS FUND             HLS FUND              HLS FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT          SUB-ACCOUNT
----------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                            $143,196               $3,491               $11,081
                                    ----------            ---------            ----------
EXPENSES:
 Administrative charges                     --                   --                    --
 Mortality and expense risk
  charges                              (57,762)              (3,567)              (10,368)
                                    ----------            ---------            ----------
  Total expenses                       (57,762)              (3,567)              (10,368)
                                    ----------            ---------            ----------
  Net investment income
   (loss)                               85,434                  (76)                  713
                                    ----------            ---------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 75,929                5,004                42,008
 Net realized gain on
  distributions                        117,544                3,613                84,751
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (68,557)              56,383                19,802
                                    ----------            ---------            ----------
  Net gain (loss) on
   investments                         124,916               65,000               146,561
                                    ----------            ---------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $210,350              $64,924              $147,274
                                    ==========            =========            ==========


                                  AMERICAN FUNDS        AMERICAN FUNDS        AMERICAN FUNDS
                                      GROWTH            GROWTH-INCOME         INTERNATIONAL
                                     HLS FUND              HLS FUND              HLS FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $13,867               $28,057               $52,176
                                    ----------            ----------            ----------
EXPENSES:
 Administrative charges                     --                    --                    --
 Mortality and expense risk
  charges                              (44,558)              (25,229)              (35,708)
                                    ----------            ----------            ----------
  Total expenses                       (44,558)              (25,229)              (35,708)
                                    ----------            ----------            ----------
  Net investment income
   (loss)                              (30,691)                2,828                16,468
                                    ----------            ----------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                235,190               140,117                42,014
 Net realized gain on
  distributions                         12,094                    --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          426,034               196,854               451,753
                                    ----------            ----------            ----------
  Net gain (loss) on
   investments                         673,318               336,971               493,767
                                    ----------            ----------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $642,627              $339,799              $510,235
                                    ==========            ==========            ==========

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                             LORD ABBETT
                                     LORD ABBETT              CALIBRATED
                                     FUNDAMENTAL               DIVIDEND
                                     EQUITY FUND             GROWTH FUND
                                     SUB-ACCOUNT           SUB-ACCOUNT (3)
------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                               $159,144                $666,926
                                     ------------            ------------
EXPENSES:
 Administrative charges                   (62,889)                (47,136)
 Mortality and expense risk
  charges                                (367,741)               (241,176)
                                     ------------            ------------
  Total expenses                         (430,630)               (288,312)
                                     ------------            ------------
  Net investment income (loss)           (271,486)                378,614
                                     ------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   836,179                (206,608)
 Net realized gain on
  distributions                           462,486                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           1,730,558               2,379,532
                                     ------------            ------------
  Net gain (loss) on
   investments                          3,029,223               2,172,924
                                     ------------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $2,757,737              $2,551,538
                                     ============            ============

(3) Formerly Lord Abbett Capital Structure Fund. Change effective September 27, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     LORD ABBETT         LORD ABBETT             LORD ABBETT
                                        BOND             GROWTH AND                CLASSIC
                                   DEBENTURE FUND        INCOME FUND              STOCK FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $6,444,190          $1,611,705                $145,661
                                    -------------       -------------            ------------
EXPENSES:
 Administrative charges                  (221,314)           (348,151)                (30,516)
 Mortality and expense risk
  charges                              (1,410,960)         (2,082,848)               (191,788)
                                    -------------       -------------            ------------
  Total expenses                       (1,632,274)         (2,430,999)               (222,304)
                                    -------------       -------------            ------------
  Net investment income
   (loss)                               4,811,916            (819,294)                (76,643)
                                    -------------       -------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 1,040,377          (7,416,202)                453,117
 Net realized gain on
  distributions                         1,446,023                  --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           4,314,220          26,103,609               1,643,324
                                    -------------       -------------            ------------
  Net gain (loss) on
   investments                          6,800,620          18,687,407               2,096,441
                                    -------------       -------------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $11,612,536         $17,868,113              $2,019,798
                                    =============       =============            ============

                                                                              MFS INVESTORS
                                     MFS CORE             MFS GROWTH              GROWTH
                                  EQUITY SERIES             SERIES             STOCK SERIES
                                   SUB-ACCOUNT           SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $29,140                  $ --               $15,294
                                    ----------            ----------            ----------
EXPENSES:
 Administrative charges                 (5,213)               (6,678)               (4,573)
 Mortality and expense risk
  charges                              (69,388)              (88,832)              (60,565)
                                    ----------            ----------            ----------
  Total expenses                       (74,601)              (95,510)              (65,138)
                                    ----------            ----------            ----------
  Net investment income
   (loss)                              (45,461)              (95,510)              (49,844)
                                    ----------            ----------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                233,740               346,990               213,085
 Net realized gain on
  distributions                             --                    --               159,461
 Net unrealized appreciation
  (depreciation) of
  investments during the year          330,446               465,738               155,130
                                    ----------            ----------            ----------
  Net gain (loss) on
   investments                         564,186               812,728               527,676
                                    ----------            ----------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                         $518,725              $717,218              $477,832
                                    ==========            ==========            ==========

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------


                                    MFS INVESTORS              MFS TOTAL
                                     TRUST SERIES            RETURN SERIES
                                     SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $78,895               $2,564,886
                                     ------------            -------------
EXPENSES:
 Administrative charges                   (11,782)                (120,323)
 Mortality and expense risk
  charges                                (167,737)              (1,688,874)
                                     ------------            -------------
  Total expenses                         (179,519)              (1,809,197)
                                     ------------            -------------
  Net investment income (loss)           (100,624)                 755,689
                                     ------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                   636,834                  933,736
 Net realized gain on
  distributions                                --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             934,343                6,845,149
                                     ------------            -------------
  Net gain (loss) on
   investments                          1,571,177                7,778,885
                                     ------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                          $1,470,553               $8,534,574
                                     ============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                            INVESCO
                                                        VAN KAMPEN V.I.           UIF CORE PLUS
                                    MFS VALUE              EQUITY AND             FIXED INCOME
                                      SERIES              INCOME FUND               PORTFOLIO
                                   SUB-ACCOUNT            SUB-ACCOUNT              SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $26,793                $572,525               $3,242,396
                                    ----------            ------------            -------------
EXPENSES:
 Administrative charges                     --                 (20,803)                 (90,730)
 Mortality and expense risk
  charges                              (18,994)               (540,195)              (1,234,873)
                                    ----------            ------------            -------------
  Total expenses                       (18,994)               (560,998)              (1,325,603)
                                    ----------            ------------            -------------
  Net investment income
   (loss)                                7,799                  11,527                1,916,793
                                    ----------            ------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 67,582                 864,837               (1,333,647)
 Net realized gain on
  distributions                         14,244                      --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          164,662               2,546,567                4,568,077
                                    ----------            ------------            -------------
  Net gain (loss) on
   investments                         246,488               3,411,404                3,234,430
                                    ----------            ------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $254,287              $3,422,931               $5,151,223
                                    ==========            ============            =============


                                    UIF EMERGING            UIF EMERGING         UIF MID CAP
                                    MARKETS DEBT           MARKETS EQUITY          GROWTH
                                     PORTFOLIO                PORTFOLIO           PORTFOLIO
                                    SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $266,295                     $ --                $ --
                                    ------------            -------------       -------------
EXPENSES:
 Administrative charges                  (11,354)                (121,414)            (70,822)
 Mortality and expense risk
  charges                               (162,742)                (948,442)           (476,238)
                                    ------------            -------------       -------------
  Total expenses                        (174,096)              (1,069,856)           (547,060)
                                    ------------            -------------       -------------
  Net investment income
   (loss)                                 92,199               (1,069,856)           (547,060)
                                    ------------            -------------       -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  338,706               (4,189,256)         (2,471,533)
 Net realized gain on
  distributions                               --                       --           4,471,683
 Net unrealized appreciation
  (depreciation) of
  investments during the year            930,892               15,919,343             800,762
                                    ------------            -------------       -------------
  Net gain (loss) on
   investments                         1,269,598               11,730,087           2,800,912
                                    ------------            -------------       -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $1,361,797              $10,660,231          $2,253,852
                                    ============            =============       =============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                        INVESCO
                                    VAN KAMPEN V.I.        MORGAN STANLEY --
                                       AMERICAN               FOCUS GROWTH
                                      VALUE FUND               PORTFOLIO
                                    SUB-ACCOUNT (4)           SUB-ACCOUNT
-------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $327,754                    $ --
                                     -------------            ------------
EXPENSES:
 Administrative charges                    (75,948)                (94,440)
 Mortality and expense risk
  charges                                 (743,675)               (871,817)
                                     -------------            ------------
  Total expenses                          (819,623)               (966,257)
                                     -------------            ------------
  Net investment income (loss)            (491,869)               (966,257)
                                     -------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (1,498,241)              4,448,532
 Net realized gain on
  distributions                                 --               2,108,988
 Net unrealized appreciation
  (depreciation) of
  investments during the year            9,034,336               2,105,734
                                     -------------            ------------
  Net gain (loss) on
   investments                           7,536,095               8,663,254
                                     -------------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                           $7,044,226              $7,696,997
                                     =============            ============

(4) Formerly Invesco Van Kampen V.I. Mid Cap Value Fund. Change effective July 15, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 MORGAN STANLEY --        MORGAN STANLEY --
                                     MULTI CAP                 MID CAP             MORGAN STANLEY --
                                       GROWTH                  GROWTH               FLEXIBLE INCOME
                                     PORTFOLIO                PORTFOLIO                PORTFOLIO
                                    SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                  $ --                     $ --               $1,243,025
                                    ------------            -------------            -------------
EXPENSES:
 Administrative charges                  (18,020)                 (32,589)                 (27,753)
 Mortality and expense risk
  charges                               (187,324)                (325,160)                (311,003)
                                    ------------            -------------            -------------
  Total expenses                        (205,344)                (357,749)                (338,756)
                                    ------------            -------------            -------------
  Net investment income
   (loss)                               (205,344)                (357,749)                 904,269
                                    ------------            -------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  657,550                2,792,612               (1,934,818)
 Net realized gain on
  distributions                          854,387                1,722,143                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (182,748)              (2,582,148)               3,108,368
                                    ------------            -------------            -------------
  Net gain (loss) on
   investments                         1,329,189                1,932,607                1,173,550
                                    ------------            -------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $1,123,845               $1,574,858               $2,077,819
                                    ============            =============            =============

                                                                                  MORGAN STANLEY --
                                 MORGAN STANLEY --        MORGAN STANLEY --             GLOBAL
                                       GROWTH               MONEY MARKET            INFRASTRUCTURE
                                     PORTFOLIO                PORTFOLIO               PORTFOLIO
                                    SUB-ACCOUNT              SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                  $ --                   $8,226                $531,365
                                    ------------            -------------            ------------
EXPENSES:
 Administrative charges                  (26,623)                 (90,643)                (36,234)
 Mortality and expense risk
  charges                               (334,961)              (1,122,933)               (338,493)
                                    ------------            -------------            ------------
  Total expenses                        (361,584)              (1,213,576)               (374,727)
                                    ------------            -------------            ------------
  Net investment income
   (loss)                               (361,584)              (1,205,350)                156,638
                                    ------------            -------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                2,611,680                       --               2,222,495
 Net realized gain on
  distributions                          927,860                       --               2,282,870
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (650,064)                      --                (966,473)
                                    ------------            -------------            ------------
  Net gain (loss) on
   investments                         2,889,476                       --               3,538,892
                                    ------------            -------------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $2,527,892              $(1,205,350)             $3,695,530
                                    ============            =============            ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                     INVESCO V.I.              UIF SMALL
                                   EQUALLY-WEIGHTED          COMPANY GROWTH
                                     S&P 500 FUND              PORTFOLIO
                                    SUB-ACCOUNT (5)           SUB-ACCOUNT
-------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $1,048,844                    $ --
                                     -------------            ------------
EXPENSES:
 Administrative charges                    (91,146)                     --
 Mortality and expense risk
  charges                               (1,064,336)               (168,547)
                                     -------------            ------------
  Total expenses                        (1,155,482)               (168,547)
                                     -------------            ------------
  Net investment income (loss)            (106,638)               (168,547)
                                     -------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  1,075,977                 134,931
 Net realized gain on
  distributions                          8,843,073                 159,840
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (250,875)                860,204
                                     -------------            ------------
  Net gain (loss) on
   investments                           9,668,175               1,154,975
                                     -------------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                           $9,561,537                $986,428
                                     =============            ============

(5) Formerly Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund. Change effective April 30, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                OPPENHEIMER
                                     UIF GLOBAL             OPPENHEIMER           CAPITAL
                                     FRANCHISE            SMALL- & MID-CAP     APPRECIATION
                                     PORTFOLIO             GROWTH FUND/VA         FUND/VA
                                    SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $377,321                    $ --            $308,293
                                    ------------            ------------       -------------
EXPENSES:
 Administrative charges                  (20,093)                (18,732)           (156,202)
 Mortality and expense risk
  charges                               (331,665)               (130,482)         (1,058,565)
                                    ------------            ------------       -------------
  Total expenses                        (351,758)               (149,214)         (1,214,767)
                                    ------------            ------------       -------------
  Net investment income
   (loss)                                 25,563                (149,214)           (906,474)
                                    ------------            ------------       -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                1,404,080                 244,841           1,645,855
 Net realized gain on
  distributions                          547,783                      --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            237,664               1,157,292           8,691,798
                                    ------------            ------------       -------------
  Net gain (loss) on
   investments                         2,189,527               1,402,133          10,337,653
                                    ------------            ------------       -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $2,215,090              $1,252,919          $9,431,179
                                    ============            ============       =============

                                                                                      OPPENHEIMER
                                     OPPENHEIMER             OPPENHEIMER              MAIN STREET
                                  GLOBAL SECURITIES          MAIN STREET           SMALL- & MID-CAP
                                       FUND/VA                 FUND/VA                  FUND/VA
                                     SUB-ACCOUNT             SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $4,339,115                 $86,712                 $378,963
                                    -------------            ------------            -------------
EXPENSES:
 Administrative charges                  (448,924)                (22,140)                (227,405)
 Mortality and expense risk
  charges                              (2,845,914)               (169,844)              (1,579,609)
                                    -------------            ------------            -------------
  Total expenses                       (3,294,838)               (191,984)              (1,807,014)
                                    -------------            ------------            -------------
  Net investment income
   (loss)                               1,044,277                (105,272)              (1,428,051)
                                    -------------            ------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (7,526,517)                178,006                2,084,667
 Net realized gain on
  distributions                                --                      --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          46,276,452               1,720,478               16,391,745
                                    -------------            ------------            -------------
  Net gain (loss) on
   investments                         38,749,935               1,898,484               18,476,412
                                    -------------            ------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $39,794,212              $1,793,212              $17,048,361
                                    =============            ============            =============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                  PUTNAM VT               PUTNAM VT
                                 DIVERSIFIED             GLOBAL ASSET
                                 INCOME FUND           ALLOCATION FUND
                                 SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                         $5,254,494                $142,678
                                -------------            ------------
EXPENSES:
 Administrative charges              (178,320)                (37,897)
 Mortality and expense risk
  charges                          (1,220,303)               (252,914)
                                -------------            ------------
  Total expenses                   (1,398,623)               (290,811)
                                -------------            ------------
  Net investment income (loss)      3,855,871                (148,133)
                                -------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions            (2,774,953)                (26,034)
 Net realized gain on
  distributions                            --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year       7,567,463               2,337,642
                                -------------            ------------
  Net gain (loss) on
   investments                      4,792,510               2,311,608
                                -------------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                      $8,648,381              $2,163,475
                                =============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     PUTNAM VT               PUTNAM VT          PUTNAM VT
                                     GROWTH AND            INTERNATIONAL      INTERNATIONAL
                                    INCOME FUND             VALUE FUND         EQUITY FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT        SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $111,251                $29,916           $2,027,122
                                    ------------            -----------       --------------
EXPENSES:
 Administrative charges                  (12,581)                    --             (175,706)
 Mortality and expense risk
  charges                                (84,218)               (16,316)          (1,207,300)
                                    ------------            -----------       --------------
  Total expenses                         (96,799)               (16,316)          (1,383,006)
                                    ------------            -----------       --------------
  Net investment income
   (loss)                                 14,452                 13,600              644,116
                                    ------------            -----------       --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (877,960)              (180,341)         (15,299,923)
 Net realized gain on
  distributions                               --                     --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          1,899,301                378,921           31,065,278
                                    ------------            -----------       --------------
  Net gain (loss) on
   investments                         1,021,341                198,580           15,765,355
                                    ------------            -----------       --------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $1,035,793               $212,180          $16,409,471
                                    ============            ===========       ==============

                                                            PUTNAM VT          PUTNAM VT
                                     PUTNAM VT              MULTI-CAP          SMALL CAP
                                   INVESTORS FUND          GROWTH FUND         VALUE FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT        SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $765,762                $6,778             $289,717
                                    ------------            ----------       --------------
EXPENSES:
 Administrative charges                 (111,152)                   --             (126,336)
 Mortality and expense risk
  charges                               (724,807)              (39,837)            (875,255)
                                    ------------            ----------       --------------
  Total expenses                        (835,959)              (39,837)          (1,001,591)
                                    ------------            ----------       --------------
  Net investment income
   (loss)                                (70,197)              (33,059)            (711,874)
                                    ------------            ----------       --------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (560,555)              147,084          (10,942,959)
 Net realized gain on
  distributions                               --                    --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          8,888,970               224,872           20,944,998
                                    ------------            ----------       --------------
  Net gain (loss) on
   investments                         8,328,415               371,956           10,002,039
                                    ------------            ----------       --------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $8,258,218              $338,897           $9,290,165
                                    ============            ==========       ==============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                       PUTNAM VT
                                     GEORGE PUTNAM             PUTNAM VT
                                     BALANCED FUND            VOYAGER FUND
                                      SUB-ACCOUNT             SUB-ACCOUNT
-------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $251,977                 $52,772
                                     -------------            ------------
EXPENSES:
 Administrative charges                    (25,288)                (21,445)
 Mortality and expense risk
  charges                                 (157,865)               (157,050)
                                     -------------            ------------
  Total expenses                          (183,153)               (178,495)
                                     -------------            ------------
  Net investment income (loss)              68,824                (125,723)
                                     -------------            ------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                 (1,297,781)              1,238,905
 Net realized gain on
  distributions                                 --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            2,541,143                 633,535
                                     -------------            ------------
  Net gain (loss) on
   investments                           1,243,362               1,872,440
                                     -------------            ------------
  Net increase (decrease) in
   net assets resulting from
   operations                           $1,312,186              $1,746,717
                                     =============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                               INVESCO
                                     PUTNAM VT             VAN KAMPEN V.I.              INVESCO
                                       EQUITY                GROWTH AND             VAN KAMPEN V.I.
                                    INCOME FUND              INCOME FUND             COMSTOCK FUND
                                    SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $514,098               $1,517,718               $1,786,689
                                    ------------            -------------            -------------
EXPENSES:
 Administrative charges                       --                 (200,737)                (212,808)
 Mortality and expense risk
  charges                               (294,769)              (1,630,374)              (1,828,949)
                                    ------------            -------------            -------------
  Total expenses                        (294,769)              (1,831,111)              (2,041,757)
                                    ------------            -------------            -------------
  Net investment income
   (loss)                                219,329                 (313,393)                (255,068)
                                    ------------            -------------            -------------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                2,166,012                1,403,264               (1,298,107)
 Net realized gain on
  distributions                               --                       --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          1,241,206               13,241,597               21,156,580
                                    ------------            -------------            -------------
  Net gain (loss) on
   investments                         3,407,218               14,644,861               19,858,473
                                    ------------            -------------            -------------
  Net increase (decrease) in
   net assets resulting from
   operations                         $3,626,547              $14,331,468              $19,603,405
                                    ============            =============            =============

                                     INVESCO               INVESCO             WELLS FARGO
                                 VAN KAMPEN V.I.       VAN KAMPEN V.I.        ADVANTAGE VT
                                     AMERICAN              MID CAP             INDEX ASSET
                                  FRANCHISE FUND         GROWTH FUND         ALLOCATION FUND
                                 SUB-ACCOUNT (6)         SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                                $ --                  $ --               $5,266
                                    ----------            ----------            ---------
EXPENSES:
 Administrative charges                 (2,537)                   --                 (722)
 Mortality and expense risk
  charges                              (39,374)              (21,821)              (5,988)
                                    ----------            ----------            ---------
  Total expenses                       (41,911)              (21,821)              (6,710)
                                    ----------            ----------            ---------
  Net investment income
   (loss)                              (41,911)              (21,821)              (1,444)
                                    ----------            ----------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                242,094               (15,691)               1,381
 Net realized gain on
  distributions                             --                54,277                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           49,920                80,745               38,700
                                    ----------            ----------            ---------
  Net gain (loss) on
   investments                         292,014               119,331               40,081
                                    ----------            ----------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $250,103               $97,510              $38,637
                                    ==========            ==========            =========

(6) Formerly Invesco Van Kampen V.I. Capital Growth Fund. Change effective April 30, 2012.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF OPERATIONS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                    WELLS FARGO           WELLS FARGO
                                    ADVANTAGE VT          ADVANTAGE VT
                                    TOTAL RETURN           INTRINSIC
                                     BOND FUND             VALUE FUND
                                    SUB-ACCOUNT           SUB-ACCOUNT
--------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                              $38,577               $19,548
                                     ----------            ----------
EXPENSES:
 Administrative charges                  (5,276)               (2,898)
 Mortality and expense risk
  charges                               (38,756)              (17,600)
                                     ----------            ----------
  Total expenses                        (44,032)              (20,498)
                                     ----------            ----------
  Net investment income (loss)           (5,455)                 (950)
                                     ----------            ----------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  39,043                53,489
 Net realized gain on
  distributions                          46,232                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            32,518               187,702
                                     ----------            ----------
  Net gain (loss) on
   investments                          117,793               241,191
                                     ----------            ----------
  Net increase (decrease) in
   net assets resulting from
   operations                          $112,338              $240,241
                                     ==========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   WELLS FARGO          WELLS FARGO
                                  ADVANTAGE VT          ADVANTAGE VT          WELLS FARGO
                                  INTERNATIONAL          SMALL CAP           ADVANTAGE VT
                                   EQUITY FUND          GROWTH FUND         DISCOVERY FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------------------------
INVESTMENT INCOME:
 Dividends                             $2,405                  $ --                 $ --
                                    ---------            ----------            ---------
EXPENSES:
 Administrative charges                    --                (4,054)                  --
 Mortality and expense risk
  charges                              (3,481)              (28,114)              (5,551)
                                    ---------            ----------            ---------
  Total expenses                       (3,481)              (32,168)              (5,551)
                                    ---------            ----------            ---------
  Net investment income
   (loss)                              (1,076)              (32,168)              (5,551)
                                    ---------            ----------            ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                  (291)              (64,187)              47,469
 Net realized gain on
  distributions                        11,993                93,584                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           9,431               137,572               22,274
                                    ---------            ----------            ---------
  Net gain (loss) on
   investments                         21,133               166,969               69,743
                                    ---------            ----------            ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $20,057              $134,801              $64,192
                                    =========            ==========            =========

                                   WELLS FARGO
                                  ADVANTAGE VT           WELLS FARGO
                                    SMALL CAP           ADVANTAGE VT
                                   VALUE FUND         OPPORTUNITY FUND
                                   SUB-ACCOUNT           SUB-ACCOUNT
-----------------------------  ------------------------------------------
INVESTMENT INCOME:
 Dividends                               $961                  $389
                                    ---------             ---------
EXPENSES:
 Administrative charges                    --                    --
 Mortality and expense risk
  charges                              (1,668)               (7,929)
                                    ---------             ---------
  Total expenses                       (1,668)               (7,929)
                                    ---------             ---------
  Net investment income
   (loss)                                (707)               (7,540)
                                    ---------             ---------
NET REALIZED AND UNREALIZED
 GAIN (LOSS) ON INVESTMENTS:
 Net realized gain (loss) on
  security transactions                (4,126)               (7,877)
 Net realized gain on
  distributions                            --                   143
 Net unrealized appreciation
  (depreciation) of
  investments during the year          16,871                69,090
                                    ---------             ---------
  Net gain (loss) on
   investments                         12,745                61,356
                                    ---------             ---------
  Net increase (decrease) in
   net assets resulting from
   operations                         $12,038               $53,816
                                    =========             =========

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                 ALLIANCEBERNSTEIN VPS     ALLIANCEBERNSTEIN VPS
                                    BALANCED WEALTH            INTERNATIONAL
                                   STRATEGY PORTFOLIO         VALUE PORTFOLIO
                                      SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $251,234                 $(338,627)
 Net realized gain (loss) on
  security transactions                    (685,698)              (24,859,075)
 Net realized gain on
  distributions                                  --                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             8,226,450                44,950,747
                                     --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                              7,791,986                19,753,045
                                     --------------            --------------
UNIT TRANSACTIONS:
 Purchases                                  276,782                   892,630
 Net transfers                           (1,457,068)                3,832,449
 Surrenders for benefit
  payments and fees                     (11,481,630)              (21,978,034)
 Other transactions                            (987)                   (4,083)
 Death benefits                            (984,663)               (2,367,827)
 Net annuity transactions                        --                   (14,735)
                                     --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (13,647,566)              (19,639,600)
                                     --------------            --------------
 Net increase (decrease) in
  net assets                             (5,855,580)                  113,445
NET ASSETS:
 Beginning of year                       71,764,615               163,784,891
                                     --------------            --------------
 End of year                            $65,909,035              $163,898,336
                                     ==============            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 ALLIANCEBERNSTEIN VPS                                ALLIANCEBERNSTEIN VPS
                                     SMALL/MID CAP         ALLIANCEBERNSTEIN VPS          INTERNATIONAL
                                    VALUE PORTFOLIO           VALUE PORTFOLIO           GROWTH PORTFOLIO
                                      SUB-ACCOUNT               SUB-ACCOUNT                SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(379,038)                   $99,811                  $(19,875)
 Net realized gain (loss) on
  security transactions                   (408,284)                (8,786,087)               (1,149,757)
 Net realized gain on
  distributions                            916,936                         --                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            4,427,960                 20,192,166                 2,649,795
                                     -------------             --------------             -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             4,557,574                 11,505,890                 1,480,163
                                     -------------             --------------             -------------
UNIT TRANSACTIONS:
 Purchases                                 118,135                    416,232                    90,518
 Net transfers                          (1,644,217)                (7,985,466)                 (696,039)
 Surrenders for benefit
  payments and fees                     (4,040,024)               (12,410,601)               (1,701,736)
 Other transactions                          1,526                       (649)                     (789)
 Death benefits                           (250,051)                (1,364,280)                 (127,098)
 Net annuity transactions                   (2,274)                   (12,000)                       --
                                     -------------             --------------             -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (5,816,905)               (21,356,764)               (2,435,144)
                                     -------------             --------------             -------------
 Net increase (decrease) in
  net assets                            (1,259,331)                (9,850,874)                 (954,981)
NET ASSETS:
 Beginning of year                      29,667,108                 92,172,540                11,943,636
                                     -------------             --------------             -------------
 End of year                           $28,407,777                $82,321,666               $10,988,655
                                     =============             ==============             =============

                                    INVESCO V.I.        INVESCO V.I.             INVESCO V.I.
                                     GOVERNMENT             HIGH                INTERNATIONAL
                                   SECURITIES FUND       YIELD FUND              GROWTH FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $115,011            $536,224                  $3,081
 Net realized gain (loss) on
  security transactions                   582,890             172,349                  20,314
 Net realized gain on
  distributions                                --                  --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (665,166)          1,593,872                 112,133
                                    -------------       -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                               32,735           2,302,445                 135,528
                                    -------------       -------------            ------------
UNIT TRANSACTIONS:
 Purchases                                 50,733             334,510                   9,545
 Net transfers                          1,852,942           1,013,983                  25,508
 Surrenders for benefit
  payments and fees                    (6,637,216)         (4,008,174)                (44,790)
 Other transactions                           281                 725                       1
 Death benefits                          (475,231)           (679,481)                 (9,100)
 Net annuity transactions                      --             107,210                      --
                                    -------------       -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (5,208,491)         (3,231,227)                (18,836)
                                    -------------       -------------            ------------
 Net increase (decrease) in
  net assets                           (5,175,756)           (928,782)                116,692
NET ASSETS:
 Beginning of year                     21,523,290          16,748,984                 948,572
                                    -------------       -------------            ------------
 End of year                          $16,347,534         $15,820,202              $1,065,264
                                    =============       =============            ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                      INVESCO V.I.            AMERICAN FUNDS
                                      DIVERSIFIED                 GLOBAL
                                     DIVIDEND FUND              GROWTH FUND
                                    SUB-ACCOUNT (1)             SUB-ACCOUNT
---------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $274,104                $(411,650)
 Net realized gain (loss) on
  security transactions                     263,909                3,377,508
 Net realized gain on
  distributions                                  --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             9,539,420                4,100,794
                                     --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             10,077,433                7,066,652
                                     --------------            -------------
UNIT TRANSACTIONS:
 Purchases                                  407,398                  115,715
 Net transfers                             (607,564)              (1,895,661)
 Surrenders for benefit
  payments and fees                      (9,018,833)              (5,079,466)
 Other transactions                           3,460                     (109)
 Death benefits                          (2,921,240)                (831,128)
 Net annuity transactions                   255,751                   31,967
                                     --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (11,881,028)              (7,658,682)
                                     --------------            -------------
 Net increase (decrease) in
  net assets                             (1,803,595)                (592,030)
NET ASSETS:
 Beginning of year                       63,991,765               38,050,062
                                     --------------            -------------
 End of year                            $62,188,170              $37,458,032
                                     ==============            =============

(1)  Formerly Invesco V.I. Dividend Growth Fund. Change effective April 30,
     2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    AMERICAN FUNDS            AMERICAN FUNDS            AMERICAN FUNDS
                                     GROWTH FUND            GROWTH-INCOME FUND        INTERNATIONAL FUND
                                     SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(2,343,821)                $(707,342)                $(398,328)
 Net realized gain (loss) on
  security transactions                 10,011,296                 5,317,557                 2,627,825
 Net realized gain on
  distributions                                 --                        --                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           21,259,875                20,524,308                 7,611,663
                                    --------------            --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                            28,927,350                25,134,523                 9,841,160
                                    --------------            --------------            --------------
UNIT TRANSACTIONS:
 Purchases                                 431,903                   441,999                   232,683
 Net transfers                         (11,421,499)               (8,585,155)               (4,289,431)
 Surrenders for benefit
  payments and fees                    (30,972,167)              (27,792,052)              (12,415,467)
 Other transactions                         (1,741)                   (2,554)                   (2,549)
 Death benefits                         (3,862,005)               (3,971,801)               (1,276,988)
 Net annuity transactions                  254,745                   136,090                   134,954
                                    --------------            --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (45,570,764)              (39,773,473)              (17,616,798)
                                    --------------            --------------            --------------
 Net increase (decrease) in
  net assets                           (16,643,414)              (14,638,950)               (7,775,638)
NET ASSETS:
 Beginning of year                     199,614,005               179,282,344                71,526,671
                                    --------------            --------------            --------------
 End of year                          $182,970,591              $164,643,394               $63,751,033
                                    ==============            ==============            ==============

                                                             WELLS FARGO
                                   AMERICAN FUNDS            ADVANTAGE VT        FIDELITY VIP
                                    GLOBAL SMALL                OMEGA           EQUITY-INCOME
                                 CAPITALIZATION FUND         GROWTH FUND          PORTFOLIO
                                     SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(124,462)               $(42,260)          $1,109,680
 Net realized gain (loss) on
  security transactions                 1,387,314                 171,718           (6,662,869)
 Net realized gain on
  distributions                                --                 181,285            5,972,179
 Net unrealized appreciation
  (depreciation) of
  investments during the year           1,738,741                 147,102           13,127,688
                                    -------------            ------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                            3,001,593                 457,845           13,546,678
                                    -------------            ------------       --------------
UNIT TRANSACTIONS:
 Purchases                                 53,782                      60              406,251
 Net transfers                         (1,029,133)                (33,177)          (5,499,221)
 Surrenders for benefit
  payments and fees                    (3,002,732)               (394,414)         (13,842,892)
 Other transactions                         1,164                      54                 (972)
 Death benefits                          (291,680)                 (4,220)          (1,104,300)
 Net annuity transactions                  10,928                      --               (9,766)
                                    -------------            ------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (4,257,671)               (431,697)         (20,050,900)
                                    -------------            ------------       --------------
 Net increase (decrease) in
  net assets                           (1,256,078)                 26,148           (6,504,222)
NET ASSETS:
 Beginning of year                     20,479,653               2,535,732           96,421,077
                                    -------------            ------------       --------------
 End of year                          $19,223,575              $2,561,880          $89,916,855
                                    =============            ============       ==============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                FIDELITY VIP         FIDELITY VIP
                                   GROWTH             CONTRAFUND
                                  PORTFOLIO           PORTFOLIO
                                 SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(502,626)         $(1,770,843)
 Net realized gain (loss) on
  security transactions             1,579,238          (22,136,297)
 Net realized gain on
  distributions                            --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year       3,337,830           81,065,148
                                -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                        4,414,442           57,158,008
                                -------------       --------------
UNIT TRANSACTIONS:
 Purchases                            171,277            1,865,722
 Net transfers                      6,191,688          (20,343,452)
 Surrenders for benefit
  payments and fees                (5,191,072)         (54,086,106)
 Other transactions                        38               16,323
 Death benefits                      (615,971)          (5,736,983)
 Net annuity transactions              (4,036)             (15,783)
                                -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   551,924          (78,300,279)
                                -------------       --------------
 Net increase (decrease) in
  net assets                        4,966,366          (21,142,271)
NET ASSETS:
 Beginning of year                 35,588,924          415,815,519
                                -------------       --------------
 End of year                      $40,555,290         $394,673,248
                                =============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                  FIDELITY VIP
                                FIDELITY VIP             FIDELITY VIP           DYNAMIC CAPITAL
                                  MID CAP              VALUE STRATEGIES           APPRECIATION
                                 PORTFOLIO                 PORTFOLIO               PORTFOLIO
                                SUB-ACCOUNT               SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)     $(1,313,709)               $(145,734)               $(33,397)
 Net realized gain (loss) on
  security transactions            (1,294,296)                (578,618)                181,079
 Net realized gain on
  distributions                     8,418,362                       --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year       7,874,321                3,283,552                 396,066
                               --------------            -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                       13,684,678                2,559,200                 543,748
                               --------------            -------------            ------------
UNIT TRANSACTIONS:
 Purchases                            653,339                  127,295                  59,318
 Net transfers                     (6,704,460)               1,675,083               2,559,786
 Surrenders for benefit
  payments and fees               (13,976,851)              (1,856,333)               (609,890)
 Other transactions                     6,933                      627                     257
 Death benefits                    (1,223,943)                (204,537)                 (5,779)
 Net annuity transactions              (8,303)                      --                      --
                               --------------            -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (21,253,285)                (257,865)              2,003,692
                               --------------            -------------            ------------
 Net increase (decrease) in
  net assets                       (7,568,607)               2,301,335               2,547,440
NET ASSETS:
 Beginning of year                112,915,561               10,442,095               2,330,637
                               --------------            -------------            ------------
 End of year                     $105,346,954              $12,743,430              $4,878,077
                               ==============            =============            ============

                                                              FRANKLIN                FRANKLIN
                                      FRANKLIN              SMALL-MID CAP            SMALL CAP
                                       INCOME                  GROWTH                  VALUE
                                  SECURITIES FUND          SECURITIES FUND        SECURITIES FUND
                                    SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $195,232                $(464,323)              $(2,280)
 Net realized gain (loss) on
  security transactions                   64,709                1,335,553                28,777
 Net realized gain on
  distributions                               --                1,727,208                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            151,956                 (454,133)               84,030
                                    ------------            -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             411,897                2,144,305               110,527
                                    ------------            -------------            ----------
UNIT TRANSACTIONS:
 Purchases                                   330                   73,626                 4,619
 Net transfers                           102,191               (1,483,060)               10,813
 Surrenders for benefit
  payments and fees                     (132,103)              (3,995,543)              (22,016)
 Other transactions                        1,979                     (666)                   --
 Death benefits                             (604)                (429,602)               (8,617)
 Net annuity transactions                 (1,938)                  16,952                    --
                                    ------------            -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (30,145)              (5,818,293)              (15,201)
                                    ------------            -------------            ----------
 Net increase (decrease) in
  net assets                             381,752               (3,673,988)               95,326
NET ASSETS:
 Beginning of year                     3,662,744               25,026,693               660,492
                                    ------------            -------------            ----------
 End of year                          $4,044,496              $21,352,705              $755,818
                                    ============            =============            ==========

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                        FRANKLIN
                                       STRATEGIC
                                         INCOME                MUTUAL SHARES
                                    SECURITIES FUND           SECURITIES FUND
                                      SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $4,311,254                   $54,009
 Net realized gain (loss) on
  security transactions                   2,375,632                 2,154,599
 Net realized gain on
  distributions                              97,429                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             2,137,692                 5,172,362
                                     --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                              8,922,007                 7,380,970
                                     --------------            --------------
UNIT TRANSACTIONS:
 Purchases                                  332,581                   212,270
 Net transfers                            2,310,709                (3,139,184)
 Surrenders for benefit
  payments and fees                     (16,359,466)               (9,614,135)
 Other transactions                            (651)                      393
 Death benefits                          (2,517,120)               (1,691,427)
 Net annuity transactions                    55,055                     5,638
                                     --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (16,178,892)              (14,226,445)
                                     --------------            --------------
 Net increase (decrease) in
  net assets                             (7,256,885)               (6,845,475)
NET ASSETS:
 Beginning of year                       88,660,688                66,483,632
                                     --------------            --------------
 End of year                            $81,403,803               $59,638,157
                                     ==============            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      TEMPLETON
                                     DEVELOPING                TEMPLETON                MUTUAL
                                       MARKETS                  GROWTH             GLOBAL DISCOVERY
                                   SECURITIES FUND          SECURITIES FUND        SECURITIES FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(49,584)                 $28,793                $6,967
 Net realized gain (loss) on
  security transactions                   906,068                 (126,716)                4,060
 Net realized gain on
  distributions                                --                       --                21,981
 Net unrealized appreciation
  (depreciation) of
  investments during the year             867,049                3,541,454                12,720
                                    -------------            -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                            1,723,533                3,443,531                45,728
                                    -------------            -------------            ----------
UNIT TRANSACTIONS:
 Purchases                                 19,373                   25,634                   180
 Net transfers                           (482,790)                (871,973)               20,488
 Surrenders for benefit
  payments and fees                    (2,334,101)              (3,606,657)              (17,289)
 Other transactions                        (1,185)                     813                    --
 Death benefits                          (111,991)                (528,066)                 (148)
 Net annuity transactions                  16,923                   34,687                    --
                                    -------------            -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (2,893,771)              (4,945,562)                3,231
                                    -------------            -------------            ----------
 Net increase (decrease) in
  net assets                           (1,170,238)              (1,502,031)               48,959
NET ASSETS:
 Beginning of year                     16,805,497               20,669,682               379,213
                                    -------------            -------------            ----------
 End of year                          $15,635,259              $19,167,651              $428,172
                                    =============            =============            ==========

                                                                                   HARTFORD
                                     TEMPLETON                HARTFORD               TOTAL
                                    GLOBAL BOND               BALANCED            RETURN BOND
                                  SECURITIES FUND             HLS FUND             HLS FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT (2)        SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $83,341                 $652,153           $15,909,745
 Net realized gain (loss) on
  security transactions                   19,388                 (905,478)            5,480,496
 Net realized gain on
  distributions                            2,599                       --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            104,068                4,897,866            14,723,599
                                    ------------            -------------       ---------------
 Net increase (decrease) in
  net assets resulting from
  operations                             209,396                4,644,541            36,113,840
                                    ------------            -------------       ---------------
UNIT TRANSACTIONS:
 Purchases                                 1,542                  267,045             2,537,838
 Net transfers                            53,862                2,920,473            43,274,201
 Surrenders for benefit
  payments and fees                      (93,827)              (6,342,030)         (103,883,734)
 Other transactions                           (1)                   9,470                26,574
 Death benefits                             (591)              (1,053,628)           (9,187,071)
 Net annuity transactions                     --                   (3,012)             (117,489)
                                    ------------            -------------       ---------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (39,015)              (4,201,682)          (67,349,681)
                                    ------------            -------------       ---------------
 Net increase (decrease) in
  net assets                             170,381                  442,859           (31,235,841)
NET ASSETS:
 Beginning of year                     1,505,343               46,438,966           634,968,710
                                    ------------            -------------       ---------------
 End of year                          $1,675,724              $46,881,825          $603,732,869
                                    ============            =============       ===============

(2)  Formerly Hartford Advisers HLS Fund. Change effective June 29, 2012.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                   HARTFORD             HARTFORD
                                   CAPITAL              DIVIDEND
                                 APPRECIATION          AND GROWTH
                                   HLS FUND             HLS FUND
                                 SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $(100,150)          $3,016,933
 Net realized gain (loss) on
  security transactions              7,983,102           (6,116,091)
 Net realized gain on
  distributions                             --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year        5,700,744           51,032,490
                                --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                        13,583,696           47,933,332
                                --------------       --------------
UNIT TRANSACTIONS:
 Purchases                           1,134,905            1,923,517
 Net transfers                      (3,942,689)         (16,565,888)
 Surrenders for benefit
  payments and fees                (13,006,343)         (51,763,685)
 Other transactions                      7,941               12,110
 Death benefits                     (1,210,328)          (5,907,527)
 Net annuity transactions               (7,120)             (20,915)
                                --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (17,023,634)         (72,322,388)
                                --------------       --------------
 Net increase (decrease) in
  net assets                        (3,439,938)         (24,389,056)
NET ASSETS:
 Beginning of year                  87,279,646          426,049,774
                                --------------       --------------
 End of year                       $83,839,708         $401,660,718
                                ==============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                   HARTFORD
                                      HARTFORD                HARTFORD           DISCIPLINED
                                  GLOBAL RESEARCH           GLOBAL GROWTH           EQUITY
                                      HLS FUND                HLS FUND             HLS FUND
                                    SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(7,466)               $(102,302)           $(399,149)
 Net realized gain (loss) on
  security transactions                  102,141                 (869,110)           2,311,722
 Net realized gain on
  distributions                               --                       --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            127,710                2,962,288           37,556,099
                                    ------------            -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                             222,385                1,990,876           39,468,672
                                    ------------            -------------       --------------
UNIT TRANSACTIONS:
 Purchases                                 4,418                   46,580            1,189,030
 Net transfers                           675,328                 (148,276)         (25,506,435)
 Surrenders for benefit
  payments and fees                     (314,806)              (1,517,314)         (34,441,163)
 Other transactions                          227                    1,785                 (464)
 Death benefits                          (21,107)                 (58,961)          (3,614,509)
 Net annuity transactions                     --                     (968)             (44,288)
                                    ------------            -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      344,060               (1,677,154)         (62,417,829)
                                    ------------            -------------       --------------
 Net increase (decrease) in
  net assets                             566,445                  313,722          (22,949,157)
NET ASSETS:
 Beginning of year                     1,255,420                9,773,916          265,972,586
                                    ------------            -------------       --------------
 End of year                          $1,821,865              $10,087,638         $243,023,429
                                    ============            =============       ==============

                                                       HARTFORD
                                  HARTFORD              GROWTH              HARTFORD
                                   GROWTH           OPPORTUNITIES          HIGH YIELD
                                  HLS FUND             HLS FUND             HLS FUND
                                SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(495,772)         $(1,469,885)          $6,146,256
 Net realized gain (loss) on
  security transactions               280,316           (3,369,198)           1,550,595
 Net realized gain on
  distributions                            --                   --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year       4,837,205           25,859,679            2,532,174
                               --------------       --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                        4,621,749           21,020,596           10,229,025
                               --------------       --------------       --------------
UNIT TRANSACTIONS:
 Purchases                            151,179              542,660              411,707
 Net transfers                     (6,621,702)          (6,330,612)           8,044,068
 Surrenders for benefit
  payments and fees                (3,715,684)         (11,469,572)         (14,699,470)
 Other transactions                       622                 (509)               2,345
 Death benefits                      (140,682)          (1,387,986)            (992,935)
 Net annuity transactions              (5,271)              (1,570)              (3,272)
                               --------------       --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (10,331,538)         (18,647,589)          (7,237,557)
                               --------------       --------------       --------------
 Net increase (decrease) in
  net assets                       (5,709,789)           2,373,007            2,991,468
NET ASSETS:
 Beginning of year                 30,287,097           89,363,566           85,293,313
                               --------------       --------------       --------------
 End of year                      $24,577,308          $91,736,573          $88,284,781
                               ==============       ==============       ==============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                       HARTFORD
                                  HARTFORD          INTERNATIONAL
                                    INDEX           OPPORTUNITIES
                                  HLS FUND             HLS FUND
                                 SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $224,644             $549,591
 Net realized gain (loss) on
  security transactions              (269,792)          (8,113,086)
 Net realized gain on
  distributions                            --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year       2,328,729           34,290,248
                                -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                        2,283,581           26,726,753
                                -------------       --------------
UNIT TRANSACTIONS:
 Purchases                            115,248              846,224
 Net transfers                     12,593,679          (13,915,674)
 Surrenders for benefit
  payments and fees                (3,246,459)         (19,628,438)
 Other transactions                    (2,419)               6,417
 Death benefits                      (687,255)          (2,122,628)
 Net annuity transactions              (5,226)             (11,622)
                                -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                 8,767,568          (34,825,721)
                                -------------       --------------
 Net increase (decrease) in
  net assets                       11,051,149           (8,098,968)
NET ASSETS:
 Beginning of year                 16,741,491          159,414,100
                                -------------       --------------
 End of year                      $27,792,640         $151,315,132
                                =============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      HARTFORD
                                    SMALL/MID CAP              HARTFORD             HARTFORD
                                       EQUITY                MIDCAP VALUE         MONEY MARKET
                                      HLS FUND                 HLS FUND             HLS FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(131,204)                $(24,452)         $(2,250,661)
 Net realized gain (loss) on
  security transactions                   802,404                  557,301                    1
 Net realized gain on
  distributions                         1,420,291                       --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (487,290)                 843,396                   --
                                    -------------            -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                            1,604,201                1,376,245           (2,250,660)
                                    -------------            -------------       --------------
UNIT TRANSACTIONS:
 Purchases                                 38,076                   36,389            1,272,399
 Net transfers                          7,233,068                  486,723           48,497,381
 Surrenders for benefit
  payments and fees                    (1,930,853)              (1,011,774)         (78,163,971)
 Other transactions                            43                      (29)               2,883
 Death benefits                          (222,385)                 (60,256)          (3,433,909)
 Net annuity transactions                      --                       --               (4,064)
                                    -------------            -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     5,117,949                 (548,947)         (31,829,281)
                                    -------------            -------------       --------------
 Net increase (decrease) in
  net assets                            6,722,150                  827,298          (34,079,941)
NET ASSETS:
 Beginning of year                     11,079,465                6,093,144          170,183,551
                                    -------------            -------------       --------------
 End of year                          $17,801,615               $6,920,442         $136,103,610
                                    =============            =============       ==============


                                      HARTFORD                 HARTFORD            HARTFORD
                                    SMALL COMPANY           SMALLCAP GROWTH          STOCK
                                      HLS FUND                 HLS FUND            HLS FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(776,481)               $(641,358)           $126,129
 Net realized gain (loss) on
  security transactions                  (386,051)               1,437,324            (683,383)
 Net realized gain on
  distributions                             2,911                       --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           8,028,434                4,760,365           4,222,680
                                    -------------            -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            6,868,813                5,556,331           3,665,426
                                    -------------            -------------       -------------
UNIT TRANSACTIONS:
 Purchases                                202,676                  159,126              73,836
 Net transfers                         (6,427,510)                (218,647)           (655,270)
 Surrenders for benefit
  payments and fees                    (6,826,011)              (5,479,629)         (3,221,166)
 Other transactions                        (3,268)                     864                  78
 Death benefits                          (742,644)                (618,099)         (1,264,430)
 Net annuity transactions                  (5,020)                  (1,523)             (3,095)
                                    -------------            -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   (13,801,777)              (6,157,908)         (5,070,047)
                                    -------------            -------------       -------------
 Net increase (decrease) in
  net assets                           (6,932,964)                (601,577)         (1,404,621)
NET ASSETS:
 Beginning of year                     52,247,495               38,423,970          30,109,816
                                    -------------            -------------       -------------
 End of year                          $45,314,531              $37,822,393         $28,705,195
                                    =============            =============       =============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                        HARTFORD
                                    U.S. GOVERNMENT          HARTFORD
                                       SECURITIES             VALUE
                                        HLS FUND             HLS FUND
                                      SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $2,933,079             $683,269
 Net realized gain (loss) on
  security transactions                  (1,000,000)            (352,844)
 Net realized gain on
  distributions                                  --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             3,089,466           16,911,990
                                     --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                              5,022,545           17,242,415
                                     --------------       --------------
UNIT TRANSACTIONS:
 Purchases                                  910,633              513,702
 Net transfers                           29,306,538          (13,727,774)
 Surrenders for benefit
  payments and fees                     (37,647,956)         (17,090,024)
 Other transactions                           5,975               (4,117)
 Death benefits                          (3,641,603)          (1,525,820)
 Net annuity transactions                   (49,655)              (8,283)
                                     --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (11,116,068)         (31,842,316)
                                     --------------       --------------
 Net increase (decrease) in
  net assets                             (6,093,523)         (14,599,901)
NET ASSETS:
 Beginning of year                      237,619,463          122,070,420
                                     --------------       --------------
 End of year                           $231,525,940         $107,470,519
                                     ==============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                AMERICAN FUNDS
                                   AMERICAN FUNDS         AMERICAN FUNDS         GLOBAL SMALL
                                        BOND              GLOBAL GROWTH         CAPITALIZATION
                                      HLS FUND               HLS FUND              HLS FUND
                                    SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $85,434                  $(76)                  $713
 Net realized gain (loss) on
  security transactions                   75,929                 5,004                 42,008
 Net realized gain on
  distributions                          117,544                 3,613                 84,751
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (68,557)               56,383                 19,802
                                    ------------            ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                             210,350                64,924                147,274
                                    ------------            ----------            -----------
UNIT TRANSACTIONS:
 Purchases                                29,869                   150                    180
 Net transfers                           393,272                 6,095               (165,883)
 Surrenders for benefit
  payments and fees                     (283,002)               (6,610)               (50,121)
 Other transactions                           28                    (9)                   (30)
 Death benefits                          (25,679)                 (146)                    --
 Net annuity transactions                     --                    --                     --
                                    ------------            ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      114,488                  (520)              (215,854)
                                    ------------            ----------            -----------
 Net increase (decrease) in
  net assets                             324,838                64,404                (68,580)
NET ASSETS:
 Beginning of year                     5,257,314               313,351                957,494
                                    ------------            ----------            -----------
 End of year                          $5,582,152              $377,755               $888,914
                                    ============            ==========            ===========


                                   AMERICAN FUNDS          AMERICAN FUNDS          AMERICAN FUNDS
                                       GROWTH              GROWTH-INCOME           INTERNATIONAL
                                      HLS FUND                HLS FUND                HLS FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(30,691)                 $2,828                 $16,468
 Net realized gain (loss) on
  security transactions                  235,190                 140,117                  42,014
 Net realized gain on
  distributions                           12,094                      --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            426,034                 196,854                 451,753
                                    ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                             642,627                 339,799                 510,235
                                    ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                17,116                      --                  12,009
 Net transfers                          (330,310)               (264,294)               (138,075)
 Surrenders for benefit
  payments and fees                     (234,827)               (118,187)               (139,533)
 Other transactions                         (122)                  1,420                    (101)
 Death benefits                          (15,911)                     --                 (11,390)
 Net annuity transactions                     --                      --                      --
                                    ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (564,054)               (381,061)               (277,090)
                                    ------------            ------------            ------------
 Net increase (decrease) in
  net assets                              78,573                 (41,262)                233,145
NET ASSETS:
 Beginning of year                     4,127,666               2,338,851               3,192,531
                                    ------------            ------------            ------------
 End of year                          $4,206,239              $2,297,589              $3,425,676
                                    ============            ============            ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                                          LORD ABBETT
                                 LORD ABBETT              CALIBRATED
                                 FUNDAMENTAL               DIVIDEND
                                 EQUITY FUND              GROWTH FUND
                                 SUB-ACCOUNT            SUB-ACCOUNT (3)
---------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(271,486)                $378,614
 Net realized gain (loss) on
  security transactions               836,179                 (206,608)
 Net realized gain on
  distributions                       462,486                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year       1,730,558                2,379,532
                                -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                        2,757,737                2,551,538
                                -------------            -------------
UNIT TRANSACTIONS:
 Purchases                            140,431                  160,202
 Net transfers                     (1,041,911)                (564,372)
 Surrenders for benefit
  payments and fees                (4,454,221)              (3,663,033)
 Other transactions                        (9)                     (61)
 Death benefits                      (353,635)                (427,814)
 Net annuity transactions              (7,207)                  (7,458)
                                -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (5,716,552)              (4,502,536)
                                -------------            -------------
 Net increase (decrease) in
  net assets                       (2,958,815)              (1,950,998)
NET ASSETS:
 Beginning of year                 32,347,937               24,180,655
                                -------------            -------------
 End of year                      $29,389,122              $22,229,657
                                =============            =============

(3) Formerly Lord Abbett Capital Structure Fund. Change effective September 27, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     LORD ABBETT          LORD ABBETT          LORD ABBETT
                                         BOND              GROWTH AND            CLASSIC
                                    DEBENTURE FUND        INCOME FUND          STOCK FUND
                                     SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $4,811,916            $(819,294)           $(76,643)
 Net realized gain (loss) on
  security transactions                  1,040,377           (7,416,202)            453,117
 Net realized gain on
  distributions                          1,446,023                   --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            4,314,220           26,103,609           1,643,324
                                    --------------       --------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            11,612,536           17,868,113           2,019,798
                                    --------------       --------------       -------------
UNIT TRANSACTIONS:
 Purchases                                 701,821              854,608              46,277
 Net transfers                          16,585,011           (7,643,486)         (1,244,054)
 Surrenders for benefit
  payments and fees                    (18,456,159)         (22,127,058)         (2,282,679)
 Other transactions                           (376)              (1,877)             (2,663)
 Death benefits                         (1,720,495)          (2,482,571)           (268,833)
 Net annuity transactions                   (2,945)              (9,941)             (6,270)
                                    --------------       --------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (2,893,143)         (31,410,325)         (3,758,222)
                                    --------------       --------------       -------------
 Net increase (decrease) in
  net assets                             8,719,393          (13,542,212)         (1,738,424)
NET ASSETS:
 Beginning of year                     108,855,860          178,962,117          15,747,984
                                    --------------       --------------       -------------
 End of year                          $117,575,253         $165,419,905         $14,009,560
                                    ==============       ==============       =============

                                                                               MFS INVESTORS
                                 MFS CORE                MFS GROWTH                GROWTH
                               EQUITY SERIES               SERIES               STOCK SERIES
                                SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(45,461)               $(95,510)               $(49,844)
 Net realized gain (loss) on
  security transactions              233,740                 346,990                 213,085
 Net realized gain on
  distributions                           --                      --                 159,461
 Net unrealized appreciation
  (depreciation) of
  investments during the year        330,446                 465,738                 155,130
                               -------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                         518,725                 717,218                 477,832
                               -------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                            26,520                  35,846                   5,028
 Net transfers                       (86,743)                286,510                 (80,542)
 Surrenders for benefit
  payments and fees               (1,426,511)               (955,900)               (590,679)
 Other transactions                   (1,237)                    160                      17
 Death benefits                      (72,206)                (86,070)               (170,111)
 Net annuity transactions             (5,932)                 12,127                      --
                               -------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (1,566,109)               (707,327)               (836,287)
                               -------------            ------------            ------------
 Net increase (decrease) in
  net assets                      (1,047,384)                  9,891                (358,455)
NET ASSETS:
 Beginning of year                 4,143,778               4,926,661               3,400,526
                               -------------            ------------            ------------
 End of year                      $3,096,394              $4,936,552              $3,042,071
                               =============            ============            ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------


                                     MFS INVESTORS         MFS TOTAL
                                     TRUST SERIES        RETURN SERIES
                                      SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(100,624)            $755,689
 Net realized gain (loss) on
  security transactions                    636,834              933,736
 Net realized gain on
  distributions                                 --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              934,343            6,845,149
                                     -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                             1,470,553            8,534,574
                                     -------------       --------------
UNIT TRANSACTIONS:
 Purchases                                   7,620              249,042
 Net transfers                            (551,829)          (2,684,461)
 Surrenders for benefit
  payments and fees                     (1,952,914)         (15,927,295)
 Other transactions                           (224)              (1,498)
 Death benefits                           (262,552)          (2,432,088)
 Net annuity transactions                   (2,127)              56,309
                                     -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (2,762,026)         (20,739,991)
                                     -------------       --------------
 Net increase (decrease) in
  net assets                            (1,291,473)         (12,205,417)
NET ASSETS:
 Beginning of year                       9,592,378           99,974,897
                                     -------------       --------------
 End of year                            $8,300,905          $87,769,480
                                     =============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                               INVESCO
                                                           VAN KAMPEN V.I.      UIF CORE PLUS
                                     MFS VALUE               EQUITY AND          FIXED INCOME
                                       SERIES                INCOME FUND          PORTFOLIO
                                    SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $7,799                  $11,527           $1,916,793
 Net realized gain (loss) on
  security transactions                   67,582                  864,837           (1,333,647)
 Net realized gain on
  distributions                           14,244                       --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            164,662                2,546,567            4,568,077
                                    ------------            -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                             254,287                3,422,931            5,151,223
                                    ------------            -------------       --------------
UNIT TRANSACTIONS:
 Purchases                                16,936                  184,382              857,079
 Net transfers                           (96,323)              (1,292,738)           3,807,563
 Surrenders for benefit
  payments and fees                      (80,029)              (6,050,198)         (15,925,595)
 Other transactions                           (1)                     726                  496
 Death benefits                          (15,921)              (1,491,968)          (2,408,074)
 Net annuity transactions                     --                   15,887               79,369
                                    ------------            -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (175,338)              (8,633,909)         (13,589,162)
                                    ------------            -------------       --------------
 Net increase (decrease) in
  net assets                              78,949               (5,210,978)          (8,437,939)
NET ASSETS:
 Beginning of year                     1,790,259               35,086,755           74,587,511
                                    ------------            -------------       --------------
 End of year                          $1,869,208              $29,875,777          $66,149,572
                                    ============            =============       ==============


                                    UIF EMERGING              UIF EMERGING         UIF MID CAP
                                    MARKETS DEBT             MARKETS EQUITY           GROWTH
                                      PORTFOLIO                PORTFOLIO            PORTFOLIO
                                     SUB-ACCOUNT              SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $92,199               $(1,069,856)           $(547,060)
 Net realized gain (loss) on
  security transactions                   338,706                (4,189,256)          (2,471,533)
 Net realized gain on
  distributions                                --                        --            4,471,683
 Net unrealized appreciation
  (depreciation) of
  investments during the year             930,892                15,919,343              800,762
                                    -------------            --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                            1,361,797                10,660,231            2,253,852
                                    -------------            --------------       --------------
UNIT TRANSACTIONS:
 Purchases                                171,785                   322,348               91,941
 Net transfers                            343,671                (4,491,376)         (11,773,300)
 Surrenders for benefit
  payments and fees                    (1,788,180)               (8,967,109)          (5,459,915)
 Other transactions                           218                     4,771                8,426
 Death benefits                          (225,369)                 (902,543)            (532,108)
 Net annuity transactions                   7,822                    (8,220)              (8,276)
                                    -------------            --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (1,490,053)              (14,042,129)         (17,673,232)
                                    -------------            --------------       --------------
 Net increase (decrease) in
  net assets                             (128,256)               (3,381,898)         (15,419,380)
NET ASSETS:
 Beginning of year                      9,125,440                65,587,960           39,343,495
                                    -------------            --------------       --------------
 End of year                           $8,997,184               $62,206,062          $23,924,115
                                    =============            ==============       ==============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                        INVESCO
                                    VAN KAMPEN V.I.         MORGAN STANLEY --
                                       AMERICAN                FOCUS GROWTH
                                      VALUE FUND                PORTFOLIO
                                    SUB-ACCOUNT (4)            SUB-ACCOUNT
---------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(491,869)                $(966,257)
 Net realized gain (loss) on
  security transactions                 (1,498,241)                4,448,532
 Net realized gain on
  distributions                                 --                 2,108,988
 Net unrealized appreciation
  (depreciation) of
  investments during the year            9,034,336                 2,105,734
                                     -------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                             7,044,226                 7,696,997
                                     -------------            --------------
UNIT TRANSACTIONS:
 Purchases                                 208,329                   353,664
 Net transfers                             (91,696)               (2,037,208)
 Surrenders for benefit
  payments and fees                     (6,881,936)               (7,063,931)
 Other transactions                              8                     4,217
 Death benefits                           (858,809)               (2,638,754)
 Net annuity transactions                  149,337                   173,946
                                     -------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (7,474,767)              (11,208,066)
                                     -------------            --------------
 Net increase (decrease) in
  net assets                              (430,541)               (3,511,069)
NET ASSETS:
 Beginning of year                      48,137,707                63,450,167
                                     -------------            --------------
 End of year                           $47,707,166               $59,939,098
                                     =============            ==============

(4) Formerly Invesco Van Kampen V.I. Mid Cap Value Fund. Change effective July 15, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  MORGAN STANLEY --        MORGAN STANLEY --
                                      MULTI CAP                 MID CAP             MORGAN STANLEY --
                                       GROWTH                   GROWTH               FLEXIBLE INCOME
                                      PORTFOLIO                PORTFOLIO                PORTFOLIO
                                     SUB-ACCOUNT              SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(205,344)               $(357,749)                $904,269
 Net realized gain (loss) on
  security transactions                   657,550                2,792,612               (1,934,818)
 Net realized gain on
  distributions                           854,387                1,722,143                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (182,748)              (2,582,148)               3,108,368
                                    -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            1,123,845                1,574,858                2,077,819
                                    -------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                                 26,892                   89,379                  257,713
 Net transfers                           (246,204)              (1,476,348)                 989,384
 Surrenders for benefit
  payments and fees                    (1,246,831)              (3,050,050)              (3,857,747)
 Other transactions                           524                    1,082                    2,153
 Death benefits                          (363,749)                (550,574)              (1,150,018)
 Net annuity transactions                  23,488                  153,361                  (98,524)
                                    -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (1,805,880)              (4,833,150)              (3,857,039)
                                    -------------            -------------            -------------
 Net increase (decrease) in
  net assets                             (682,035)              (3,258,292)              (1,779,220)
NET ASSETS:
 Beginning of year                     12,374,503               23,702,092               20,576,677
                                    -------------            -------------            -------------
 End of year                          $11,692,468              $20,443,800              $18,797,457
                                    =============            =============            =============

                                                                                     MORGAN STANLEY --
                                  MORGAN STANLEY --        MORGAN STANLEY --              GLOBAL
                                       GROWTH                 MONEY MARKET            INFRASTRUCTURE
                                      PORTFOLIO                PORTFOLIO                 PORTFOLIO
                                     SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(361,584)              $(1,205,350)                $156,638
 Net realized gain (loss) on
  security transactions                 2,611,680                        --                2,222,495
 Net realized gain on
  distributions                           927,860                        --                2,282,870
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (650,064)                       --                 (966,473)
                                    -------------            --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            2,527,892                (1,205,350)               3,695,530
                                    -------------            --------------            -------------
UNIT TRANSACTIONS:
 Purchases                                110,036                   761,568                  166,588
 Net transfers                           (581,392)               25,379,679                 (421,907)
 Surrenders for benefit
  payments and fees                    (3,522,228)              (33,820,613)              (3,650,974)
 Other transactions                          (834)                      445                      747
 Death benefits                          (622,610)               (3,139,442)              (1,108,939)
 Net annuity transactions                 (22,932)                   (8,814)                  28,757
                                    -------------            --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (4,639,960)              (10,827,177)              (4,985,728)
                                    -------------            --------------            -------------
 Net increase (decrease) in
  net assets                           (2,112,068)              (12,032,527)              (1,290,198)
NET ASSETS:
 Beginning of year                     20,599,330                76,314,588               25,377,955
                                    -------------            --------------            -------------
 End of year                          $18,487,262               $64,282,061              $24,087,757
                                    =============            ==============            =============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                      INVESCO V.I.               UIF SMALL
                                    EQUALLY-WEIGHTED          COMPANY GROWTH
                                      S&P 500 FUND               PORTFOLIO
                                    SUB-ACCOUNT (5)             SUB-ACCOUNT
---------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(106,638)               $(168,547)
 Net realized gain (loss) on
  security transactions                   1,075,977                  134,931
 Net realized gain on
  distributions                           8,843,073                  159,840
 Net unrealized appreciation
  (depreciation) of
  investments during the year              (250,875)                 860,204
                                     --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                              9,561,537                  986,428
                                     --------------            -------------
UNIT TRANSACTIONS:
 Purchases                                  295,645                   25,348
 Net transfers                           (2,525,470)                (610,977)
 Surrenders for benefit
  payments and fees                     (11,486,047)              (1,852,584)
 Other transactions                           1,850                     (717)
 Death benefits                          (1,986,375)                (161,962)
 Net annuity transactions                   105,686                       --
                                     --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (15,594,711)              (2,600,892)
                                     --------------            -------------
 Net increase (decrease) in
  net assets                             (6,033,174)              (1,614,464)
NET ASSETS:
 Beginning of year                       69,235,149                8,830,654
                                     --------------            -------------
 End of year                            $63,201,975               $7,216,190
                                     ==============            =============

(5) Formerly Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund. Change effective April 30, 2012.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                             OPPENHEIMER
                                UIF GLOBAL               OPPENHEIMER           CAPITAL
                                 FRANCHISE            SMALL- & MID-CAP       APPRECIATION
                                 PORTFOLIO             GROWTH FUND/VA          FUND/VA
                                SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $25,563                $(149,214)           $(906,474)
 Net realized gain (loss) on
  security transactions            1,404,080                  244,841            1,645,855
 Net realized gain on
  distributions                      547,783                       --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year        237,664                1,157,292            8,691,798
                               -------------            -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                       2,215,090                1,252,919            9,431,179
                               -------------            -------------       --------------
UNIT TRANSACTIONS:
 Purchases                            13,059                   41,075              423,590
 Net transfers                    (1,784,593)                (388,849)          (5,913,882)
 Surrenders for benefit
  payments and fees               (3,451,365)              (1,034,272)         (11,116,469)
 Other transactions                   (1,298)                     (49)                (311)
 Death benefits                     (277,040)                (367,528)          (1,169,717)
 Net annuity transactions                 --                       --              (12,679)
                               -------------            -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (5,501,237)              (1,749,623)         (17,789,468)
                               -------------            -------------       --------------
 Net increase (decrease) in
  net assets                      (3,286,147)                (496,704)          (8,358,289)
NET ASSETS:
 Beginning of year                17,926,006                9,248,078           80,876,826
                               -------------            -------------       --------------
 End of year                     $14,639,859               $8,751,374          $72,518,537
                               =============            =============       ==============

                                                                                   OPPENHEIMER
                                     OPPENHEIMER          OPPENHEIMER              MAIN STREET
                                  GLOBAL SECURITIES       MAIN STREET            SMALL- & MID-CAP
                                       FUND/VA              FUND/VA                  FUND/VA
                                     SUB-ACCOUNT          SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $1,044,277           $(105,272)              $(1,428,051)
 Net realized gain (loss) on
  security transactions                 (7,526,517)            178,006                 2,084,667
 Net realized gain on
  distributions                                 --                  --                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           46,276,452           1,720,478                16,391,745
                                    --------------       -------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                            39,794,212           1,793,212                17,048,361
                                    --------------       -------------            --------------
UNIT TRANSACTIONS:
 Purchases                                 989,713              90,598                   656,762
 Net transfers                         (13,035,115)            822,091               (15,978,992)
 Surrenders for benefit
  payments and fees                    (27,936,848)         (1,585,540)              (15,710,856)
 Other transactions                         (7,807)                (61)                   (2,863)
 Death benefits                         (3,243,916)           (118,173)               (1,341,506)
 Net annuity transactions                  (11,713)                 --                   (16,637)
                                    --------------       -------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (43,245,686)           (791,085)              (32,394,092)
                                    --------------       -------------            --------------
 Net increase (decrease) in
  net assets                            (3,451,474)          1,002,127               (15,345,731)
NET ASSETS:
 Beginning of year                     228,529,623          12,287,835               119,914,224
                                    --------------       -------------            --------------
 End of year                          $225,078,149         $13,289,962              $104,568,493
                                    ==============       =============            ==============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                  PUTNAM VT                 PUTNAM VT
                                 DIVERSIFIED              GLOBAL ASSET
                                 INCOME FUND             ALLOCATION FUND
                                 SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $3,855,871                $(148,133)
 Net realized gain (loss) on
  security transactions             (2,774,953)                 (26,034)
 Net realized gain on
  distributions                             --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year        7,567,463                2,337,642
                                --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                         8,648,381                2,163,475
                                --------------            -------------
UNIT TRANSACTIONS:
 Purchases                             398,609                  125,618
 Net transfers                      17,883,238                2,371,500
 Surrenders for benefit
  payments and fees                (15,532,385)              (3,290,362)
 Other transactions                      2,993                       43
 Death benefits                     (1,085,410)                (108,259)
 Net annuity transactions               (1,324)                 (18,467)
                                --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                  1,665,721                 (919,927)
                                --------------            -------------
 Net increase (decrease) in
  net assets                        10,314,102                1,243,548
NET ASSETS:
 Beginning of year                  83,588,565               17,979,747
                                --------------            -------------
 End of year                       $93,902,667              $19,223,295
                                ==============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     PUTNAM VT               PUTNAM VT           PUTNAM VT
                                     GROWTH AND            INTERNATIONAL       INTERNATIONAL
                                    INCOME FUND              VALUE FUND         EQUITY FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT         SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $14,452                 $13,600             $644,116
 Net realized gain (loss) on
  security transactions                 (877,960)               (180,341)         (15,299,923)
 Net realized gain on
  distributions                               --                      --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          1,899,301                 378,921           31,065,278
                                    ------------            ------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                           1,035,793                 212,180           16,409,471
                                    ------------            ------------       --------------
UNIT TRANSACTIONS:
 Purchases                                32,675                   7,365              444,933
 Net transfers                            83,549                 157,124           (5,274,766)
 Surrenders for benefit
  payments and fees                     (937,509)               (156,579)         (12,152,462)
 Other transactions                            4                       2               (2,563)
 Death benefits                         (101,155)                 (4,326)          (1,059,304)
 Net annuity transactions                     --                      --              (10,214)
                                    ------------            ------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (922,436)                  3,586          (18,054,376)
                                    ------------            ------------       --------------
 Net increase (decrease) in
  net assets                             113,357                 215,766           (1,644,905)
NET ASSETS:
 Beginning of year                     6,198,988               1,053,346           87,303,926
                                    ------------            ------------       --------------
 End of year                          $6,312,345              $1,269,112          $85,659,021
                                    ============            ============       ==============

                                                          PUTNAM VT           PUTNAM VT
                                 PUTNAM VT                MULTI-CAP           SMALL CAP
                               INVESTORS FUND            GROWTH FUND          VALUE FUND
                                SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $(70,197)               $(33,059)           $(711,874)
 Net realized gain (loss) on
  security transactions              (560,555)                147,084          (10,942,959)
 Net realized gain on
  distributions                            --                      --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year       8,888,970                 224,872           20,944,998
                               --------------            ------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                        8,258,218                 338,897            9,290,165
                               --------------            ------------       --------------
UNIT TRANSACTIONS:
 Purchases                            190,792                  13,390              285,248
 Net transfers                     (7,679,933)                 50,894            1,194,558
 Surrenders for benefit
  payments and fees                (8,611,887)               (366,794)          (8,168,125)
 Other transactions                    (2,713)                     21                  312
 Death benefits                      (740,341)                (17,652)            (735,099)
 Net annuity transactions              (9,116)                     --               (6,991)
                               --------------            ------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (16,853,198)               (320,141)          (7,430,097)
                               --------------            ------------       --------------
 Net increase (decrease) in
  net assets                       (8,594,980)                 18,756            1,860,068
NET ASSETS:
 Beginning of year                 60,461,498               2,300,503           65,118,244
                               --------------            ------------       --------------
 End of year                      $51,866,518              $2,319,259          $66,978,312
                               ==============            ============       ==============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                       PUTNAM VT
                                     GEORGE PUTNAM         PUTNAM VT
                                     BALANCED FUND       VOYAGER FUND
                                      SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $68,824           $(125,723)
 Net realized gain (loss) on
  security transactions                 (1,297,781)          1,238,905
 Net realized gain on
  distributions                                 --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            2,541,143             633,535
                                     -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             1,312,186           1,746,717
                                     -------------       -------------
UNIT TRANSACTIONS:
 Purchases                                  32,812              24,884
 Net transfers                              22,343          (7,005,476)
 Surrenders for benefit
  payments and fees                     (1,780,339)         (2,102,100)
 Other transactions                             13                 330
 Death benefits                            (43,016)            (69,748)
 Net annuity transactions                     (477)                 --
                                     -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (1,768,664)         (9,152,110)
                                     -------------       -------------
 Net increase (decrease) in
  net assets                              (456,478)         (7,405,393)
NET ASSETS:
 Beginning of year                      12,703,712          14,282,236
                                     -------------       -------------
 End of year                           $12,247,234          $6,876,843
                                     =============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                           INVESCO
                                 PUTNAM VT             VAN KAMPEN V.I.               INVESCO
                                  EQUITY                  GROWTH AND             VAN KAMPEN V.I.
                                INCOME FUND              INCOME FUND              COMSTOCK FUND
                                SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $219,329                 $(313,393)                $(255,068)
 Net realized gain (loss) on
  security transactions            2,166,012                 1,403,264                (1,298,107)
 Net realized gain on
  distributions                           --                        --                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year      1,241,206                13,241,597                21,156,580
                               -------------            --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                       3,626,547                14,331,468                19,603,405
                               -------------            --------------            --------------
UNIT TRANSACTIONS:
 Purchases                           116,454                   486,063                   437,504
 Net transfers                     1,412,897                (5,407,603)               (8,945,892)
 Surrenders for benefit
  payments and fees               (3,074,850)              (17,237,971)              (18,952,503)
 Other transactions                     (543)                   (1,854)                  (12,009)
 Death benefits                     (770,458)               (3,128,810)               (2,626,532)
 Net annuity transactions                 (6)                  (20,667)                   15,498
                               -------------            --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (2,316,506)              (25,310,842)              (30,083,934)
                               -------------            --------------            --------------
 Net increase (decrease) in
  net assets                       1,310,041               (10,979,374)              (10,480,529)
NET ASSETS:
 Beginning of year                21,131,608               121,436,201               126,778,055
                               -------------            --------------            --------------
 End of year                     $22,441,649              $110,456,827              $116,297,526
                               =============            ==============            ==============

                                      INVESCO                 INVESCO              WELLS FARGO
                                  VAN KAMPEN V.I.         VAN KAMPEN V.I.          ADVANTAGE VT
                                      AMERICAN                MID CAP              INDEX ASSET
                                   FRANCHISE FUND           GROWTH FUND          ALLOCATION FUND
                                  SUB-ACCOUNT (6)           SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(41,911)               $(21,821)              $(1,444)
 Net realized gain (loss) on
  security transactions                  242,094                 (15,691)                1,381
 Net realized gain on
  distributions                               --                  54,277                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             49,920                  80,745                38,700
                                    ------------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                             250,103                  97,510                38,637
                                    ------------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                                 6,463                     370                    --
 Net transfers                            (8,051)                  6,774                84,182
 Surrenders for benefit
  payments and fees                     (437,555)               (252,758)              (82,967)
 Other transactions                          (26)                   (199)                   --
 Death benefits                         (198,535)                (36,887)                   --
 Net annuity transactions                     --                      --                    --
                                    ------------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (637,704)               (282,700)                1,215
                                    ------------            ------------            ----------
 Net increase (decrease) in
  net assets                            (387,601)               (185,190)               39,852
NET ASSETS:
 Beginning of year                     2,221,125               1,055,175               339,049
                                    ------------            ------------            ----------
 End of year                          $1,833,524                $869,985              $378,901
                                    ============            ============            ==========

(6) Formerly Invesco Van Kampen V.I. Capital Growth Fund. Change effective April 30, 2012.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2012

-------------------------------------------------------------------------------

                                     WELLS FARGO               WELLS FARGO
                                     ADVANTAGE VT              ADVANTAGE VT
                                     TOTAL RETURN               INTRINSIC
                                      BOND FUND                 VALUE FUND
                                     SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(5,455)                    $(950)
 Net realized gain (loss) on
  security transactions                    39,043                    53,489
 Net realized gain on
  distributions                            46,232                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              32,518                   187,702
                                     ------------              ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              112,338                   240,241
                                     ------------              ------------
UNIT TRANSACTIONS:
 Purchases                                     --                       450
 Net transfers                            360,395                  (138,689)
 Surrenders for benefit
  payments and fees                      (796,575)                 (149,946)
 Other transactions                           154                         6
 Death benefits                           (91,583)                       --
 Net annuity transactions                      --                        --
                                     ------------              ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (527,609)                 (288,179)
                                     ------------              ------------
 Net increase (decrease) in
  net assets                             (415,271)                  (47,938)
NET ASSETS:
 Beginning of year                      2,830,856                 1,465,444
                                     ------------              ------------
 End of year                           $2,415,585                $1,417,506
                                     ============              ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   WELLS FARGO            WELLS FARGO
                                   ADVANTAGE VT           ADVANTAGE VT            WELLS FARGO
                                  INTERNATIONAL            SMALL CAP             ADVANTAGE VT
                                   EQUITY FUND            GROWTH FUND           DISCOVERY FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT             SUB-ACCOUNT
--------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(1,076)               $(32,168)               $(5,551)
 Net realized gain (loss) on
  security transactions                   (291)                (64,187)                47,469
 Net realized gain on
  distributions                         11,993                  93,584                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            9,431                 137,572                 22,274
                                    ----------            ------------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                            20,057                 134,801                 64,192
                                    ----------            ------------            -----------
UNIT TRANSACTIONS:
 Purchases                                  --                     330                     --
 Net transfers                          12,882                (242,141)                12,888
 Surrenders for benefit
  payments and fees                     (2,373)               (257,290)              (118,944)
 Other transactions                         --                      27                      1
 Death benefits                             --                  (8,148)                    --
 Net annuity transactions                   --                      --                     --
                                    ----------            ------------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     10,509                (507,222)              (106,055)
                                    ----------            ------------            -----------
 Net increase (decrease) in
  net assets                            30,566                (372,421)               (41,863)
NET ASSETS:
 Beginning of year                     161,247               2,231,738                392,067
                                    ----------            ------------            -----------
 End of year                          $191,813              $1,859,317               $350,204
                                    ==========            ============            ===========

                                   WELLS FARGO
                                   ADVANTAGE VT           WELLS FARGO
                                    SMALL CAP            ADVANTAGE VT
                                    VALUE FUND         OPPORTUNITY FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  -------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(707)               $(7,540)
 Net realized gain (loss) on
  security transactions                 (4,126)                (7,877)
 Net realized gain on
  distributions                             --                    143
 Net unrealized appreciation
  (depreciation) of
  investments during the year           16,871                 69,090
                                    ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                            12,038                 53,816
                                    ----------            -----------
UNIT TRANSACTIONS:
 Purchases                                 240                     --
 Net transfers                          21,966               (220,646)
 Surrenders for benefit
  payments and fees                     (6,777)               (68,349)
 Other transactions                         (1)                    --
 Death benefits                             --                     --
 Net annuity transactions                   --                     --
                                    ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     15,428               (288,995)
                                    ----------            -----------
 Net increase (decrease) in
  net assets                            27,466               (235,179)
NET ASSETS:
 Beginning of year                      87,164                619,394
                                    ----------            -----------
 End of year                          $114,630               $384,215
                                    ==========            ===========

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                 ALLIANCEBERNSTEIN VPS     ALLIANCEBERNSTEIN VPS
                                    BALANCED WEALTH            INTERNATIONAL
                                   STRATEGY PORTFOLIO         VALUE PORTFOLIO
                                      SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $588,537                $4,547,197
 Net realized gain (loss) on
  security transactions                  (2,311,074)               (9,914,835)
 Net realized gain on
  distributions                                  --                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (1,712,598)              (35,890,986)
                                     --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                             (3,435,135)              (41,258,624)
                                     --------------            --------------
UNIT TRANSACTIONS:
 Purchases                                  300,026                 1,073,481
 Net transfers                           (1,595,257)               12,139,376
 Surrenders for benefit
  payments and fees                     (12,593,296)              (20,617,026)
 Other transactions                            (146)                    1,355
 Death benefits                          (2,155,163)               (2,904,611)
 Net annuity transactions                        --                     1,254
                                     --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (16,043,836)              (10,306,171)
                                     --------------            --------------
 Net increase (decrease) in
  net assets                            (19,478,971)              (51,564,795)
NET ASSETS:
 Beginning of year                       91,243,586               215,349,686
                                     --------------            --------------
 End of year                            $71,764,615              $163,784,891
                                     ==============            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                 ALLIANCEBERNSTEIN VPS                                ALLIANCEBERNSTEIN VPS
                                     SMALL/MID CAP         ALLIANCEBERNSTEIN VPS          INTERNATIONAL
                                    VALUE PORTFOLIO           VALUE PORTFOLIO           GROWTH PORTFOLIO
                                      SUB-ACCOUNT               SUB-ACCOUNT                SUB-ACCOUNT
-------------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(464,382)                 $(379,533)                 $194,315
 Net realized gain (loss) on
  security transactions                   (269,350)                (5,489,209)                  264,190
 Net realized gain on
  distributions                                 --                         --                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (2,988,430)                 1,090,298                (3,110,944)
                                     -------------             --------------             -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (3,722,162)                (4,778,444)               (2,652,439)
                                     -------------             --------------             -------------
UNIT TRANSACTIONS:
 Purchases                                 183,127                    515,749                   120,403
 Net transfers                          (1,204,755)                (2,935,909)               (1,068,826)
 Surrenders for benefit
  payments and fees                     (4,417,395)               (10,423,194)               (1,979,345)
 Other transactions                          1,074                        826                    (1,087)
 Death benefits                           (253,059)                (1,641,325)                 (205,139)
 Net annuity transactions                   (2,369)                     4,315                        --
                                     -------------             --------------             -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (5,693,377)               (14,479,538)               (3,133,994)
                                     -------------             --------------             -------------
 Net increase (decrease) in
  net assets                            (9,415,539)               (19,257,982)               (5,786,433)
NET ASSETS:
 Beginning of year                      39,082,647                111,430,522                17,730,069
                                     -------------             --------------             -------------
 End of year                           $29,667,108                $92,172,540               $11,943,636
                                     =============             ==============             =============

                                    INVESCO V.I.             INVESCO V.I.             INVESCO V.I.
                                     GOVERNMENT                  HIGH                INTERNATIONAL
                                   SECURITIES FUND            YIELD FUND              GROWTH FUND
                                 SUB-ACCOUNT (A)(B)       SUB-ACCOUNT (A)(C)          SUB-ACCOUNT
-----------------------------  ------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $528,445               $1,793,004                  $1,283
 Net realized gain (loss) on
  security transactions                  (951,232)              (6,786,226)                 10,001
 Net realized gain on
  distributions                                --                       --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           1,696,651                4,922,686                 (85,694)
                                    -------------            -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            1,273,864                  (70,536)                (74,410)
                                    -------------            -------------            ------------
UNIT TRANSACTIONS:
 Purchases                                 20,815                  178,292                   5,356
 Net transfers                            162,324                1,748,328                  36,883
 Surrenders for benefit
  payments and fees                    (5,101,386)              (3,510,478)                (50,855)
 Other transactions                            (8)                      81                      --
 Death benefits                          (583,809)                (668,316)                (12,171)
 Net annuity transactions                      --                   16,945                      --
                                    -------------            -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (5,502,064)              (2,235,148)                (20,787)
                                    -------------            -------------            ------------
 Net increase (decrease) in
  net assets                           (4,228,200)              (2,305,684)                (95,197)
NET ASSETS:
 Beginning of year                     25,751,490               19,054,668               1,043,769
                                    -------------            -------------            ------------
 End of year                          $21,523,290              $16,748,984                $948,572
                                    =============            =============            ============

(a)  Funded as of April 29, 2011.

(b) Effective April 29, 2011 Invesco Van Kampen V.I. Government Fund merged with Invesco V.I. Government Securities Fund.

(c) Effective April 29, 2011 Invesco Van Kampen V.I. High Yield Fund merged with Invesco V.I. High Yield Fund.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                      INVESCO V.I.             AMERICAN FUNDS
                                        DIVIDEND                   GLOBAL
                                      GROWTH FUND               GROWTH FUND
                                   SUB-ACCOUNT (A)(D)           SUB-ACCOUNT
----------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $549,906                 $(329,742)
 Net realized gain (loss) on
  security transactions                  16,902,342                 2,503,642
 Net realized gain on
  distributions                                  --                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (18,265,536)               (6,926,748)
                                     --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                               (813,288)               (4,752,848)
                                     --------------            --------------
UNIT TRANSACTIONS:
 Purchases                                  511,434                   154,750
 Net transfers                           (2,598,969)               (1,288,119)
 Surrenders for benefit
  payments and fees                      (9,452,010)               (7,795,434)
 Other transactions                            (973)                      778
 Death benefits                          (3,370,222)               (1,188,378)
 Net annuity transactions                    64,318                   (24,134)
                                     --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (14,846,422)              (10,140,537)
                                     --------------            --------------
 Net increase (decrease) in
  net assets                            (15,659,710)              (14,893,385)
NET ASSETS:
 Beginning of year                       79,651,475                52,943,447
                                     --------------            --------------
 End of year                            $63,991,765               $38,050,062
                                     ==============            ==============

(a)  Funded as of April 29, 2011.

(d) Effective April 29, 2011 Invesco V.I. Select Dimensions Dividend Growth Portfolio merged with Invesco V.I. Dividend Growth Fund.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                    AMERICAN FUNDS            AMERICAN FUNDS            AMERICAN FUNDS
                                     GROWTH FUND            GROWTH-INCOME FUND        INTERNATIONAL FUND
                                     SUB-ACCOUNT               SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(3,279,241)              $(1,028,403)                $(310,028)
 Net realized gain (loss) on
  security transactions                 11,289,888                 2,685,359                 3,837,903
 Net realized gain on
  distributions                                 --                        --                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (20,699,876)               (8,712,412)              (17,285,032)
                                    --------------            --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (12,689,229)               (7,055,456)              (13,757,157)
                                    --------------            --------------            --------------
UNIT TRANSACTIONS:
 Purchases                                 814,783                   840,225                   293,121
 Net transfers                         (13,989,812)               (9,616,716)               (3,053,844)
 Surrenders for benefit
  payments and fees                    (42,510,675)              (34,540,889)              (16,564,873)
 Other transactions                         (3,565)                    1,400                    (6,972)
 Death benefits                         (3,816,549)               (4,048,781)               (1,718,387)
 Net annuity transactions                    3,942                    89,504                   (11,901)
                                    --------------            --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (59,501,876)              (47,275,257)              (21,062,856)
                                    --------------            --------------            --------------
 Net increase (decrease) in
  net assets                           (72,191,105)              (54,330,713)              (34,820,013)
NET ASSETS:
 Beginning of year                     271,805,110               233,613,057               106,346,684
                                    --------------            --------------            --------------
 End of year                          $199,614,005              $179,282,344               $71,526,671
                                    ==============            ==============            ==============

                                                              WELLS FARGO
                                    AMERICAN FUNDS            ADVANTAGE VT        FIDELITY VIP
                                     GLOBAL SMALL                OMEGA           EQUITY-INCOME
                                 CAPITALIZATION FUND          GROWTH FUND          PORTFOLIO
                                     SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(178,489)               $(44,330)            $685,040
 Net realized gain (loss) on
  security transactions                  1,832,072                 190,534           (4,542,239)
 Net realized gain on
  distributions                                 --                  23,477                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (7,582,297)               (325,873)           3,194,706
                                    --------------            ------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (5,928,714)               (156,192)            (662,493)
                                    --------------            ------------       --------------
UNIT TRANSACTIONS:
 Purchases                                 102,769                   6,760              564,268
 Net transfers                          (1,838,814)               (193,941)          (2,133,541)
 Surrenders for benefit
  payments and fees                     (5,976,217)               (386,602)         (10,753,778)
 Other transactions                            280                    (179)               1,453
 Death benefits                           (986,165)                (66,828)          (1,446,538)
 Net annuity transactions                    3,800                      --                2,808
                                    --------------            ------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (8,694,347)               (640,790)         (13,765,328)
                                    --------------            ------------       --------------
 Net increase (decrease) in
  net assets                           (14,623,061)               (796,982)         (14,427,821)
NET ASSETS:
 Beginning of year                      35,102,714               3,332,714          110,848,898
                                    --------------            ------------       --------------
 End of year                           $20,479,653              $2,535,732          $96,421,077
                                    ==============            ============       ==============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                FIDELITY VIP         FIDELITY VIP
                                   GROWTH             CONTRAFUND
                                  PORTFOLIO            PORTFOLIO
                                 SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(561,646)          $(3,543,855)
 Net realized gain (loss) on
  security transactions               264,193           (23,212,235)
 Net realized gain on
  distributions                       133,981                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year        (399,791)            8,809,098
                                -------------       ---------------
 Net increase (decrease) in
  net assets resulting from
  operations                         (563,263)          (17,946,992)
                                -------------       ---------------
UNIT TRANSACTIONS:
 Purchases                            290,146             2,544,816
 Net transfers                      1,234,817           (29,097,444)
 Surrenders for benefit
  payments and fees                (4,994,423)          (51,894,352)
 Other transactions                      (341)                2,549
 Death benefits                      (614,297)           (5,275,042)
 Net annuity transactions              (4,980)               25,263
                                -------------       ---------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (4,089,078)          (83,694,210)
                                -------------       ---------------
 Net increase (decrease) in
  net assets                       (4,652,341)         (101,641,202)
NET ASSETS:
 Beginning of year                 40,241,265           517,456,721
                                -------------       ---------------
 End of year                      $35,588,924          $415,815,519
                                =============       ===============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                  FIDELITY VIP
                                FIDELITY VIP             FIDELITY VIP           DYNAMIC CAPITAL
                                  MID CAP              VALUE STRATEGIES           APPRECIATION
                                 PORTFOLIO                 PORTFOLIO               PORTFOLIO
                                SUB-ACCOUNT               SUB-ACCOUNT             SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)     $(2,123,438)               $(144,683)               $(36,212)
 Net realized gain (loss) on
  security transactions               (89,198)                 (93,225)                 34,107
 Net realized gain on
  distributions                       218,238                       --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (14,783,711)              (1,231,470)                (94,448)
                               --------------            -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                      (16,778,109)              (1,469,378)                (96,553)
                               --------------            -------------            ------------
UNIT TRANSACTIONS:
 Purchases                            776,904                   62,515                  44,532
 Net transfers                     (8,955,651)              (2,015,630)                536,350
 Surrenders for benefit
  payments and fees               (15,617,469)              (2,747,250)               (379,152)
 Other transactions                      (599)                     (51)                     36
 Death benefits                    (1,067,128)                (248,161)                (77,076)
 Net annuity transactions              11,791                       --                      --
                               --------------            -------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (24,852,152)              (4,948,577)                124,690
                               --------------            -------------            ------------
 Net increase (decrease) in
  net assets                      (41,630,261)              (6,417,955)                 28,137
NET ASSETS:
 Beginning of year                154,545,822               16,860,050               2,302,500
                               --------------            -------------            ------------
 End of year                     $112,915,561              $10,442,095              $2,330,637
                               ==============            =============            ============

                                                              FRANKLIN                FRANKLIN
                                      FRANKLIN              SMALL-MID CAP            SMALL CAP
                                       INCOME                  GROWTH                  VALUE
                                  SECURITIES FUND          SECURITIES FUND        SECURITIES FUND
                                    SUB-ACCOUNT              SUB-ACCOUNT            SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $173,986                $(577,433)              $(2,897)
 Net realized gain (loss) on
  security transactions                   24,582                1,562,843                16,383
 Net realized gain on
  distributions                               --                       --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (148,758)              (2,722,887)              (42,717)
                                    ------------            -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                              49,810               (1,737,477)              (29,231)
                                    ------------            -------------            ----------
UNIT TRANSACTIONS:
 Purchases                                 5,650                   53,101                13,128
 Net transfers                          (266,552)                (701,775)               15,324
 Surrenders for benefit
  payments and fees                     (138,143)              (5,567,856)              (20,581)
 Other transactions                           --                      773                     1
 Death benefits                          (23,561)                (373,186)               (5,226)
 Net annuity transactions                 (1,989)                   2,811                    --
                                    ------------            -------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (424,595)              (6,586,132)                2,646
                                    ------------            -------------            ----------
 Net increase (decrease) in
  net assets                            (374,785)              (8,323,609)              (26,585)
NET ASSETS:
 Beginning of year                     4,037,529               33,350,302               687,077
                                    ------------            -------------            ----------
 End of year                          $3,662,744              $25,026,693              $660,492
                                    ============            =============            ==========

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                       FRANKLIN
                                      STRATEGIC
                                        INCOME              MUTUAL SHARES
                                   SECURITIES FUND         SECURITIES FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $4,098,040                $256,971
 Net realized gain (loss) on
  security transactions                 1,364,617               1,854,622
 Net realized gain on
  distributions                                --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (4,343,305)             (4,049,073)
                                     ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            1,119,352              (1,937,480)
                                     ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                474,078                 182,602
 Net transfers                            203,133              (4,235,534)
 Surrenders for benefit
  payments and fees                   (21,109,230)            (12,994,269)
 Other transactions                         1,155                     232
 Death benefits                        (2,044,829)             (2,103,182)
 Net annuity transactions                   4,759                   7,358
                                     ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   (22,470,934)            (19,142,793)
                                     ------------            ------------
 Net increase (decrease) in
  net assets                          (21,351,582)            (21,080,273)
NET ASSETS:
 Beginning of year                    110,012,270              87,563,905
                                     ------------            ------------
 End of year                          $88,660,688             $66,483,632
                                     ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     TEMPLETON
                                     DEVELOPING              TEMPLETON              MUTUAL
                                      MARKETS                 GROWTH           GLOBAL DISCOVERY
                                  SECURITIES FUND         SECURITIES FUND      SECURITIES FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(161,034)             $(149,494)             $4,885
 Net realized gain (loss) on
  security transactions                1,538,607               (160,704)              4,675
 Net realized gain on
  distributions                               --                     --               8,304
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (5,262,527)            (1,688,443)            (40,160)
                                    ------------            -----------            --------
 Net increase (decrease) in
  net assets resulting from
  operations                          (3,884,954)            (1,998,641)            (22,296)
                                    ------------            -----------            --------
UNIT TRANSACTIONS:
 Purchases                                36,988                 46,145                 100
 Net transfers                        (1,249,456)            (1,323,474)             44,144
 Surrenders for benefit
  payments and fees                   (4,763,511)            (4,656,254)             (9,418)
 Other transactions                         (182)                  (588)                 (1)
 Death benefits                         (274,952)              (324,602)             (1,516)
 Net annuity transactions                 18,139                 31,323                  --
                                    ------------            -----------            --------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                   (6,232,974)            (6,227,450)             33,309
                                    ------------            -----------            --------
 Net increase (decrease) in
  net assets                         (10,117,928)            (8,226,091)             11,013
NET ASSETS:
 Beginning of year                    26,923,425             28,895,773             368,200
                                    ------------            -----------            --------
 End of year                         $16,805,497            $20,669,682            $379,213
                                    ============            ===========            ========

                                                                         HARTFORD
                                    TEMPLETON         HARTFORD            TOTAL
                                   GLOBAL BOND        ADVISERS         RETURN BOND
                                 SECURITIES FUND      HLS FUND           HLS FUND
                                   SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
-----------------------------  ---------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $71,238           $17,317        $(8,648,892)
 Net realized gain (loss) on
  security transactions                  3,451           131,817          2,104,123
 Net realized gain on
  distributions                         10,502                --                 --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (112,466)           (2,414)        41,121,714
                                    ----------       -----------       ------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (27,275)          146,720         34,576,945
                                    ----------       -----------       ------------
UNIT TRANSACTIONS:
 Purchases                               8,213           216,838          2,954,601
 Net transfers                         195,693        (1,406,747)        14,992,777
 Surrenders for benefit
  payments and fees                    (81,313)       (4,888,628)       (78,891,556)
 Other transactions                         --              (145)              (515)
 Death benefits                        (24,817)         (940,532)       (11,475,090)
 Net annuity transactions                   --            (2,986)          (106,864)
                                    ----------       -----------       ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     97,776        (7,022,200)       (72,526,647)
                                    ----------       -----------       ------------
 Net increase (decrease) in
  net assets                            70,501        (6,875,480)       (37,949,702)
NET ASSETS:
 Beginning of year                   1,434,842        53,314,446        672,918,412
                                    ----------       -----------       ------------
 End of year                        $1,505,343       $46,438,966       $634,968,710
                                    ==========       ===========       ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                   HARTFORD             HARTFORD
                                   CAPITAL              DIVIDEND
                                 APPRECIATION          AND GROWTH
                                   HLS FUND             HLS FUND
                                 SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $(798,661)          $2,297,689
 Net realized gain (loss) on
  security transactions              1,977,478           (8,351,894)
 Net realized gain on
  distributions                             --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (14,465,425)           5,563,263
                                --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                       (13,286,608)            (490,942)
                                --------------       --------------
UNIT TRANSACTIONS:
 Purchases                             610,783            2,368,547
 Net transfers                      (3,722,481)          (1,138,260)
 Surrenders for benefit
  payments and fees                (10,203,350)         (47,087,882)
 Other transactions                      2,217               (1,051)
 Death benefits                     (1,163,493)          (5,440,378)
 Net annuity transactions               (7,459)              12,735
                                --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (14,483,783)         (51,286,289)
                                --------------       --------------
 Net increase (decrease) in
  net assets                       (27,770,391)         (51,777,231)
NET ASSETS:
 Beginning of year                 115,050,037          477,827,005
                                --------------       --------------
 End of year                       $87,279,646         $426,049,774
                                ==============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                   HARTFORD
                                      HARTFORD                HARTFORD           DISCIPLINED
                                  GLOBAL RESEARCH           GLOBAL GROWTH           EQUITY
                                      HLS FUND                HLS FUND             HLS FUND
                                    SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(25,749)               $(182,914)         $(1,478,447)
 Net realized gain (loss) on
  security transactions                   31,491                 (666,308)          (6,858,926)
 Net realized gain on
  distributions                               --                       --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (185,068)              (1,009,053)           9,018,156
                                    ------------            -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (179,326)              (1,858,275)             680,783
                                    ------------            -------------       --------------
UNIT TRANSACTIONS:
 Purchases                                 6,230                   96,035            1,349,674
 Net transfers                           (15,297)                (461,817)         (27,886,167)
 Surrenders for benefit
  payments and fees                     (150,530)              (1,046,095)         (32,798,436)
 Other transactions                          492                     (239)              (2,386)
 Death benefits                          (16,758)                 (99,841)          (5,312,792)
 Net annuity transactions                     --                    5,819              (50,891)
                                    ------------            -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (175,863)              (1,506,138)         (64,700,998)
                                    ------------            -------------       --------------
 Net increase (decrease) in
  net assets                            (355,189)              (3,364,413)         (64,020,215)
NET ASSETS:
 Beginning of year                     1,610,609               13,138,329          329,992,801
                                    ------------            -------------       --------------
 End of year                          $1,255,420               $9,773,916         $265,972,586
                                    ============            =============       ==============

                                                           HARTFORD
                                      HARTFORD              GROWTH              HARTFORD
                                       GROWTH           OPPORTUNITIES          HIGH YIELD
                                      HLS FUND             HLS FUND             HLS FUND
                                     SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(509,803)         $(1,669,525)          $6,063,954
 Net realized gain (loss) on
  security transactions                   624,258           (4,804,076)           1,798,176
 Net realized gain on
  distributions                                --                   --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (3,603,075)          (3,838,984)          (5,227,319)
                                    -------------       --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (3,488,620)         (10,312,585)           2,634,811
                                    -------------       --------------       --------------
UNIT TRANSACTIONS:
 Purchases                                195,990              651,182              397,719
 Net transfers                         (1,721,456)          (6,576,736)           6,369,819
 Surrenders for benefit
  payments and fees                    (4,477,585)         (10,042,239)         (12,143,005)
 Other transactions                           188                1,270                  127
 Death benefits                          (293,583)            (766,640)          (1,061,906)
 Net annuity transactions                  26,368                6,185               12,519
                                    -------------       --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (6,270,078)         (16,726,978)          (6,424,727)
                                    -------------       --------------       --------------
 Net increase (decrease) in
  net assets                           (9,758,698)         (27,039,563)          (3,789,916)
NET ASSETS:
 Beginning of year                     40,045,795          116,403,129           89,083,229
                                    -------------       --------------       --------------
 End of year                          $30,287,097          $89,363,566          $85,293,313
                                    =============       ==============       ==============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                                       HARTFORD
                                  HARTFORD          INTERNATIONAL
                                    INDEX           OPPORTUNITIES
                                  HLS FUND             HLS FUND
                                 SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $(17,768)         $(2,858,371)
 Net realized gain (loss) on
  security transactions                43,255            1,190,780
 Net realized gain on
  distributions                            --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         118,585          (27,646,998)
                                -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                          144,072          (29,314,589)
                                -------------       --------------
UNIT TRANSACTIONS:
 Purchases                             90,885            1,280,097
 Net transfers                     (3,292,942)             295,857
 Surrenders for benefit
  payments and fees                (1,966,383)         (21,099,896)
 Other transactions                        11                  233
 Death benefits                      (344,905)          (2,249,952)
 Net annuity transactions              28,073              (16,700)
                                -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (5,485,261)         (21,790,361)
                                -------------       --------------
 Net increase (decrease) in
  net assets                       (5,341,189)         (51,104,950)
NET ASSETS:
 Beginning of year                 22,082,680          210,519,050
                                -------------       --------------
 End of year                      $16,741,491         $159,414,100
                                =============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                      HARTFORD
                                    SMALL/MID CAP              HARTFORD             HARTFORD
                                       EQUITY                MIDCAP VALUE         MONEY MARKET
                                      HLS FUND                 HLS FUND             HLS FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(212,712)               $(104,870)         $(2,810,871)
 Net realized gain (loss) on
  security transactions                   383,338                    4,534                   --
 Net realized gain on
  distributions                           927,301                       --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (1,628,881)                (713,647)                  --
                                    -------------            -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                             (530,954)                (813,983)          (2,810,871)
                                    -------------            -------------       --------------
UNIT TRANSACTIONS:
 Purchases                                120,749                   43,029            3,006,513
 Net transfers                         (1,288,228)                  39,280           85,041,699
 Surrenders for benefit
  payments and fees                    (1,434,021)                (698,015)         (83,110,902)
 Other transactions                         1,354                    1,378               (3,429)
 Death benefits                          (260,659)                 (98,822)          (4,992,493)
 Net annuity transactions                      --                       --               (4,219)
                                    -------------            -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (2,860,805)                (713,150)             (62,831)
                                    -------------            -------------       --------------
 Net increase (decrease) in
  net assets                           (3,391,759)              (1,527,133)          (2,873,702)
NET ASSETS:
 Beginning of year                     14,471,224                7,620,277          173,057,253
                                    -------------            -------------       --------------
 End of year                          $11,079,465               $6,093,144         $170,183,551
                                    =============            =============       ==============


                                      HARTFORD                 HARTFORD            HARTFORD
                                    SMALL COMPANY           SMALLCAP GROWTH          STOCK
                                      HLS FUND                 HLS FUND            HLS FUND
                                     SUB-ACCOUNT              SUB-ACCOUNT         SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(915,515)               $(688,049)           $(97,408)
 Net realized gain (loss) on
  security transactions                 1,218,384                  570,592          (1,771,788)
 Net realized gain on
  distributions                                --                       --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (2,624,124)                 181,552             976,661
                                    -------------            -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (2,321,255)                  64,095            (892,535)
                                    -------------            -------------       -------------
UNIT TRANSACTIONS:
 Purchases                                455,284                  192,827              88,550
 Net transfers                         (1,817,624)              (2,221,304)         (3,033,950)
 Surrenders for benefit
  payments and fees                    (5,819,961)              (4,448,966)         (2,909,932)
 Other transactions                         1,058                    1,210                (313)
 Death benefits                          (536,404)                (289,730)           (103,224)
 Net annuity transactions                  14,995                   (1,557)             17,120
                                    -------------            -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (7,702,652)              (6,767,520)         (5,941,749)
                                    -------------            -------------       -------------
 Net increase (decrease) in
  net assets                          (10,023,907)              (6,703,425)         (6,834,284)
NET ASSETS:
 Beginning of year                     62,271,402               45,127,395          36,944,100
                                    -------------            -------------       -------------
 End of year                          $52,247,495              $38,423,970         $30,109,816
                                    =============            =============       =============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                        HARTFORD
                                    U.S. GOVERNMENT          HARTFORD
                                       SECURITIES             VALUE
                                        HLS FUND             HLS FUND
                                      SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $2,981,371             $202,671
 Net realized gain (loss) on
  security transactions                  (1,740,479)           2,002,537
 Net realized gain on
  distributions                                  --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             7,032,733           (6,389,423)
                                     --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                              8,273,625           (4,184,215)
                                     --------------       --------------
UNIT TRANSACTIONS:
 Purchases                                1,729,107              861,299
 Net transfers                           (6,691,087)          (9,152,717)
 Surrenders for benefit
  payments and fees                     (32,184,117)         (13,377,690)
 Other transactions                             523                  845
 Death benefits                          (5,280,434)          (1,535,582)
 Net annuity transactions                   (47,740)              20,610
                                     --------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (42,473,748)         (23,183,235)
                                     --------------       --------------
 Net increase (decrease) in
  net assets                            (34,200,123)         (27,367,450)
NET ASSETS:
 Beginning of year                      271,819,586          149,437,870
                                     --------------       --------------
 End of year                           $237,619,463         $122,070,420
                                     ==============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                                  AMERICAN FUNDS
                                   AMERICAN FUNDS          AMERICAN FUNDS          GLOBAL SMALL
                                        BOND               GLOBAL GROWTH          CAPITALIZATION
                                      HLS FUND                HLS FUND               HLS FUND
                                     SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $88,907                  $213                  $2,806
 Net realized gain (loss) on
  security transactions                     5,316                 1,989                   4,551
 Net realized gain on
  distributions                             1,675                    --                   5,937
 Net unrealized appreciation
  (depreciation) of
  investments during the year             167,469               (36,882)               (240,713)
                                    -------------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              263,367               (34,680)               (227,419)
                                    -------------            ----------            ------------
UNIT TRANSACTIONS:
 Purchases                                 36,550                24,342                  14,809
 Net transfers                           (272,093)               11,776                  79,380
 Surrenders for benefit
  payments and fees                      (917,339)              (19,606)                (32,350)
 Other transactions                            (6)                   --                      13
 Death benefits                           (30,405)              (21,768)                   (348)
 Net annuity transactions                      --                    --                      --
                                    -------------            ----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (1,183,293)               (5,256)                 61,504
                                    -------------            ----------            ------------
 Net increase (decrease) in
  net assets                             (919,926)              (39,936)               (165,915)
NET ASSETS:
 Beginning of year                      6,177,240               353,287               1,123,409
                                    -------------            ----------            ------------
 End of year                           $5,257,314              $313,351                $957,494
                                    =============            ==========            ============


                                   AMERICAN FUNDS          AMERICAN FUNDS          AMERICAN FUNDS
                                       GROWTH              GROWTH-INCOME           INTERNATIONAL
                                      HLS FUND                HLS FUND                HLS FUND
                                    SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(46,371)               $(26,941)                $20,415
 Net realized gain (loss) on
  security transactions                   79,683                  10,317                  10,275
 Net realized gain on
  distributions                               --                      --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (257,708)                (68,048)               (554,756)
                                    ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (224,396)                (84,672)               (524,066)
                                    ------------            ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                19,593                   4,234                   7,397
 Net transfers                          (152,828)                (63,335)                370,187
 Surrenders for benefit
  payments and fees                     (147,935)                (77,257)               (104,532)
 Other transactions                           43                      42                      11
 Death benefits                          (41,858)                (22,492)                (12,894)
 Net annuity transactions                     --                      --                      --
                                    ------------            ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (322,985)               (158,808)                260,169
                                    ------------            ------------            ------------
 Net increase (decrease) in
  net assets                            (547,381)               (243,480)               (263,897)
NET ASSETS:
 Beginning of year                     4,675,047               2,582,331               3,456,428
                                    ------------            ------------            ------------
 End of year                          $4,127,666              $2,338,851              $3,192,531
                                    ============            ============            ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                 LORD ABBETT              LORD ABBETT
                                 FUNDAMENTAL                CAPITAL
                                 EQUITY FUND            STRUCTURE FUND
                                 SUB-ACCOUNT              SUB-ACCOUNT
---------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $(411,794)                $378,987
 Net realized gain (loss) on
  security transactions               153,020                 (184,472)
 Net realized gain on
  distributions                     1,092,191                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (2,932,946)                (473,483)
                                -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                       (2,099,529)                (278,968)
                                -------------            -------------
UNIT TRANSACTIONS:
 Purchases                            364,655                  128,229
 Net transfers                      2,365,106                  289,088
 Surrenders for benefit
  payments and fees                (3,716,203)              (2,978,039)
 Other transactions                       776                      122
 Death benefits                      (344,265)                (481,219)
 Net annuity transactions              21,144                   20,293
                                -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                (1,308,787)              (3,021,526)
                                -------------            -------------
 Net increase (decrease) in
  net assets                       (3,408,316)              (3,300,494)
NET ASSETS:
 Beginning of year                 35,756,253               27,481,149
                                -------------            -------------
 End of year                      $32,347,937              $24,180,655
                                =============            =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                     LORD ABBETT          LORD ABBETT          LORD ABBETT
                                         BOND              GROWTH AND            CLASSIC
                                    DEBENTURE FUND        INCOME FUND          STOCK FUND
                                     SUB-ACCOUNT          SUB-ACCOUNT          SUB-ACCOUNT
------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $4,685,227          $(1,454,840)          $(131,769)
 Net realized gain (loss) on
  security transactions                    752,998           (8,814,054)            247,767
 Net realized gain on
  distributions                            784,891                   --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (3,224,355)          (4,461,244)         (1,828,840)
                                    --------------       --------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             2,998,761          (14,730,138)         (1,712,842)
                                    --------------       --------------       -------------
UNIT TRANSACTIONS:
 Purchases                                 460,352              913,350             136,179
 Net transfers                          14,207,534           (8,106,115)           (206,081)
 Surrenders for benefit
  payments and fees                    (14,571,529)         (21,621,732)         (1,727,034)
 Other transactions                           (342)               3,382                 143
 Death benefits                         (1,526,278)          (2,754,161)           (362,640)
 Net annuity transactions                   12,535                8,020              19,607
                                    --------------       --------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (1,417,728)         (31,557,256)         (2,139,826)
                                    --------------       --------------       -------------
 Net increase (decrease) in
  net assets                             1,581,033          (46,287,394)         (3,852,668)
NET ASSETS:
 Beginning of year                     107,274,827          225,249,511          19,600,652
                                    --------------       --------------       -------------
 End of year                          $108,855,860         $178,962,117         $15,747,984
                                    ==============       ==============       =============

                                                                                MFS INVESTORS
                                      MFS CORE          MFS GROWTH                 GROWTH
                                   EQUITY SERIES          SERIES                STOCK SERIES
                                    SUB-ACCOUNT         SUB-ACCOUNT              SUB-ACCOUNT
-----------------------------  -------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(44,916)          $(100,779)                $(55,541)
 Net realized gain (loss) on
  security transactions                  153,590             329,960                  183,166
 Net realized gain on
  distributions                               --                  --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (223,629)           (317,841)                (163,408)
                                    ------------       -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                            (114,955)            (88,660)                 (35,783)
                                    ------------       -------------            -------------
UNIT TRANSACTIONS:
 Purchases                                32,950               7,883                   57,872
 Net transfers                            16,674             199,845                 (266,330)
 Surrenders for benefit
  payments and fees                     (778,759)         (1,698,754)                (804,341)
 Other transactions                         (326)                117                      238
 Death benefits                          (77,604)           (173,664)                 (85,754)
 Net annuity transactions                   (698)               (265)                      --
                                    ------------       -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (807,763)         (1,664,838)              (1,098,315)
                                    ------------       -------------            -------------
 Net increase (decrease) in
  net assets                            (922,718)         (1,753,498)              (1,134,098)
NET ASSETS:
 Beginning of year                     5,066,496           6,680,159                4,534,624
                                    ------------       -------------            -------------
 End of year                          $4,143,778          $4,926,661               $3,400,526
                                    ============       =============            =============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------


                                     MFS INVESTORS         MFS TOTAL
                                     TRUST SERIES        RETURN SERIES
                                      SUB-ACCOUNT         SUB-ACCOUNT
----------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(123,253)            $654,443
 Net realized gain (loss) on
  security transactions                    531,216             (412,109)
 Net realized gain on
  distributions                                 --                   --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             (794,684)            (170,479)
                                     -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  operations                              (386,721)              71,855
                                     -------------       --------------
UNIT TRANSACTIONS:
 Purchases                                  40,345              370,362
 Net transfers                            (602,870)          (4,871,859)
 Surrenders for benefit
  payments and fees                     (2,355,204)         (23,304,631)
 Other transactions                           (454)                (852)
 Death benefits                           (341,980)          (2,927,292)
 Net annuity transactions                    1,762               80,740
                                     -------------       --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (3,258,401)         (30,653,532)
                                     -------------       --------------
 Net increase (decrease) in
  net assets                            (3,645,122)         (30,581,677)
NET ASSETS:
 Beginning of year                      13,237,500          130,556,574
                                     -------------       --------------
 End of year                            $9,592,378          $99,974,897
                                     =============       ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                               INVESCO
                                                           VAN KAMPEN V.I.       UIF CORE PLUS
                                     MFS VALUE                EQUITY AND         FIXED INCOME
                                       SERIES                INCOME FUND           PORTFOLIO
                                    SUB-ACCOUNT            SUB-ACCOUNT (E)        SUB-ACCOUNT
---------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $4,129                  $295,865          $1,405,509
 Net realized gain (loss) on
  security transactions                   28,610                 3,704,141          (1,693,934)
 Net realized gain on
  distributions                            7,284                    22,507                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (60,320)               (5,353,389)          3,295,633
                                    ------------            --------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             (20,297)               (1,330,876)          3,007,208
                                    ------------            --------------       -------------
UNIT TRANSACTIONS:
 Purchases                                10,605                   213,331             294,903
 Net transfers                           (39,123)               (3,010,471)          1,353,767
 Surrenders for benefit
  payments and fees                      (80,129)               (8,638,047)        (18,036,811)
 Other transactions                           --                      (274)              1,919
 Death benefits                          (18,338)               (1,806,381)         (2,354,351)
 Net annuity transactions                     --                  (126,824)              5,615
                                    ------------            --------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (126,985)              (13,368,666)        (18,734,958)
                                    ------------            --------------       -------------
 Net increase (decrease) in
  net assets                            (147,282)              (14,699,542)        (15,727,750)
NET ASSETS:
 Beginning of year                     1,937,541                49,786,297          90,315,261
                                    ------------            --------------       -------------
 End of year                          $1,790,259               $35,086,755         $74,587,511
                                    ============            ==============       =============


                               UIF EMERGING         UIF EMERGING         UIF MID CAP
                               MARKETS DEBT        MARKETS EQUITY          GROWTH
                                 PORTFOLIO           PORTFOLIO            PORTFOLIO
                                SUB-ACCOUNT         SUB-ACCOUNT          SUB-ACCOUNT
-----------------------------  -----------------------------------------------------------
OPERATIONS:
 Net investment income (loss)       $174,336          $(1,089,836)          $(606,841)
 Net realized gain (loss) on
  security transactions               42,347            1,135,996           1,249,417
 Net realized gain on
  distributions                      114,620                   --              19,485
 Net unrealized appreciation
  (depreciation) of
  investments during the year        155,476          (17,659,144)         (4,632,568)
                               -------------       --------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                         486,779          (17,612,984)         (3,970,507)
                               -------------       --------------       -------------
UNIT TRANSACTIONS:
 Purchases                            16,826              437,346             195,757
 Net transfers                      (100,159)          (9,067,254)          1,306,144
 Surrenders for benefit
  payments and fees               (2,200,041)         (11,412,869)         (5,725,852)
 Other transactions                   (1,910)               6,287                 (77)
 Death benefits                     (133,726)            (799,602)           (472,651)
 Net annuity transactions              2,709               43,211              33,104
                               -------------       --------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (2,416,301)         (20,792,881)         (4,663,575)
                               -------------       --------------       -------------
 Net increase (decrease) in
  net assets                      (1,929,522)         (38,405,865)         (8,634,082)
NET ASSETS:
 Beginning of year                11,054,962          103,993,825          47,977,577
                               -------------       --------------       -------------
 End of year                      $9,125,440          $65,587,960         $39,343,495
                               =============       ==============       =============

(e) Effective April 29, 2011 Invesco V.I. Select Dimensions Balanced Fund merged with Invesco Van Kampen V.I. Equity and Income Fund.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                        INVESCO
                                    VAN KAMPEN V.I.          MORGAN STANLEY --
                                        MID CAP                 FOCUS GROWTH
                                       VALUE FUND                PORTFOLIO
                                      SUB-ACCOUNT               SUB-ACCOUNT
----------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $(579,183)              $(1,149,435)
 Net realized gain (loss) on
  security transactions                  (1,147,191)                6,060,067
 Net realized gain on
  distributions                                  --                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year             1,411,780                (9,404,633)
                                     --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                               (314,594)               (4,494,001)
                                     --------------            --------------
UNIT TRANSACTIONS:
 Purchases                                  227,057                   569,624
 Net transfers                           (3,530,359)               (2,067,435)
 Surrenders for benefit
  payments and fees                      (9,486,957)              (10,007,181)
 Other transactions                             637                     1,522
 Death benefits                          (1,055,376)               (3,800,496)
 Net annuity transactions                   107,381                    52,016
                                     --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                     (13,737,617)              (15,251,950)
                                     --------------            --------------
 Net increase (decrease) in
  net assets                            (14,052,211)              (19,745,951)
NET ASSETS:
 Beginning of year                       62,189,918                83,196,118
                                     --------------            --------------
 End of year                            $48,137,707               $63,450,167
                                     ==============            ==============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                  MORGAN STANLEY --        MORGAN STANLEY --
                                      MULTI CAP                 MID CAP             MORGAN STANLEY --
                                       GROWTH                   GROWTH               FLEXIBLE INCOME
                                      PORTFOLIO                PORTFOLIO                PORTFOLIO
                                   SUB-ACCOUNT (F)            SUB-ACCOUNT              SUB-ACCOUNT
--------------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(250,525)               $(376,010)              $1,034,685
 Net realized gain (loss) on
  security transactions                 1,259,524                2,893,450                 (978,769)
 Net realized gain on
  distributions                                --                       --                       --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (2,258,765)              (4,573,523)                 530,232
                                    -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                           (1,249,766)              (2,056,083)                 586,148
                                    -------------            -------------            -------------
UNIT TRANSACTIONS:
 Purchases                                 27,888                  141,621                  268,887
 Net transfers                           (870,513)                (701,576)                (167,365)
 Surrenders for benefit
  payments and fees                    (2,175,010)              (4,327,651)              (3,481,062)
 Other transactions                           948                   (1,533)                     612
 Death benefits                          (523,792)                (831,868)                (759,305)
 Net annuity transactions                  29,458                   37,528                   60,525
                                    -------------            -------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (3,511,021)              (5,683,479)              (4,077,708)
                                    -------------            -------------            -------------
 Net increase (decrease) in
  net assets                           (4,760,787)              (7,739,562)              (3,491,560)
NET ASSETS:
 Beginning of year                     17,135,290               31,441,654               24,068,237
                                    -------------            -------------            -------------
 End of year                          $12,374,503              $23,702,092              $20,576,677
                                    =============            =============            =============

                                                                                     MORGAN STANLEY --
                                  MORGAN STANLEY --        MORGAN STANLEY --              GLOBAL
                                       GROWTH                 MONEY MARKET            INFRASTRUCTURE
                                      PORTFOLIO                PORTFOLIO                 PORTFOLIO
                                   SUB-ACCOUNT (G)            SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------  --------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)           $(438,010)              $(1,555,175)                $319,638
 Net realized gain (loss) on
  security transactions                 2,687,086                        --                1,685,574
 Net realized gain on
  distributions                                --                        --                1,614,703
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (3,168,942)                       --                 (160,911)
                                    -------------            --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  operations                             (919,866)               (1,555,175)               3,459,004
                                    -------------            --------------            -------------
UNIT TRANSACTIONS:
 Purchases                                 96,850                   412,553                  186,878
 Net transfers                         (1,315,499)               47,967,015                 (712,994)
 Surrenders for benefit
  payments and fees                    (3,406,250)              (58,620,176)              (3,545,108)
 Other transactions                            42                       (94)                  (2,847)
 Death benefits                        (1,163,667)               (3,453,339)              (1,822,175)
 Net annuity transactions                  76,890                   350,472                  (85,638)
                                    -------------            --------------            -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (5,711,634)              (13,343,569)              (5,981,884)
                                    -------------            --------------            -------------
 Net increase (decrease) in
  net assets                           (6,631,500)              (14,898,744)              (2,522,880)
NET ASSETS:
 Beginning of year                     27,230,830                91,213,332               27,900,835
                                    -------------            --------------            -------------
 End of year                          $20,599,330               $76,314,588              $25,377,955
                                    =============            ==============            =============

(f) Formerly Morgan Stanley -- Capital Opportunities Portfolio. Change effective April 29, 2011.

(g) Formerly Morgan Stanley -- Capital Growth Portfolio. Change effective April 29, 2011.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                 INVESCO V.I. SELECT
                                     DIMENSIONS             UIF SMALL
                                  EQUALLY WEIGHTED        COMPANY GROWTH
                                    S&P 500 FUND            PORTFOLIO
                                     SUB-ACCOUNT           SUB-ACCOUNT
---------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(152,503)             $207,894
 Net realized gain (loss) on
  security transactions                  683,852               (32,900)
 Net realized gain on
  distributions                               --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year         (1,862,267)           (1,218,027)
                                     -----------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                          (1,330,918)           (1,043,033)
                                     -----------            ----------
UNIT TRANSACTIONS:
 Purchases                               349,411                62,546
 Net transfers                        (3,012,785)             (452,306)
 Surrenders for benefit
  payments and fees                  (13,043,330)           (1,956,736)
 Other transactions                         (159)                 (130)
 Death benefits                       (2,821,822)             (124,196)
 Net annuity transactions                180,061                    --
                                     -----------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                  (18,348,624)           (2,470,822)
                                     -----------            ----------
 Net increase (decrease) in
  net assets                         (19,679,542)           (3,513,855)
NET ASSETS:
 Beginning of year                    88,914,691            12,344,509
                                     -----------            ----------
 End of year                         $69,235,149            $8,830,654
                                     ===========            ==========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                                        OPPENHEIMER
                               UIF GLOBAL             OPPENHEIMER         CAPITAL
                                FRANCHISE          SMALL- & MID-CAP     APPRECIATION
                                PORTFOLIO           GROWTH FUND/VA        FUND/VA
                               SUB-ACCOUNT            SUB-ACCOUNT       SUB-ACCOUNT
-----------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)     $244,002              $(151,460)      $(1,289,381)
 Net realized gain (loss) on
  security transactions            795,481               (136,494)         (687,261)
 Net realized gain on
  distributions                         --                     --                --
 Net unrealized appreciation
  (depreciation) of
  investments during the year      424,995               (159,014)         (259,712)
                               -----------            -----------       -----------
 Net increase (decrease) in
  net assets resulting from
  operations                     1,464,478               (446,968)       (2,236,354)
                               -----------            -----------       -----------
UNIT TRANSACTIONS:
 Purchases                          61,400                 67,856           481,138
 Net transfers                    (808,815)             3,922,512        (5,714,177)
 Surrenders for benefit
  payments and fees             (4,714,141)            (1,135,832)       (9,279,782)
 Other transactions                     39                    383             2,770
 Death benefits                   (391,316)               (54,424)       (1,189,944)
 Net annuity transactions               --                     --             4,628
                               -----------            -----------       -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions             (5,852,833)             2,800,495       (15,695,367)
                               -----------            -----------       -----------
 Net increase (decrease) in
  net assets                    (4,388,355)             2,353,527       (17,931,721)
NET ASSETS:
 Beginning of year              22,314,361              6,894,551        98,808,547
                               -----------            -----------       -----------
 End of year                   $17,926,006             $9,248,078       $80,876,826
                               ===========            ===========       ===========

                                                                              OPPENHEIMER
                                    OPPENHEIMER        OPPENHEIMER            MAIN STREET
                                 GLOBAL SECURITIES     MAIN STREET          SMALL- & MID-CAP
                                      FUND/VA            FUND/VA                FUND/VA
                                    SUB-ACCOUNT        SUB-ACCOUNT          SUB-ACCOUNT (H)
-----------------------------  ----------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $(1,008,250)        $(112,272)            $(1,523,487)
 Net realized gain (loss) on
  security transactions               (9,167,816)         (350,766)             (1,161,736)
 Net realized gain on
  distributions                               --                --                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year        (15,094,802)          197,675              (1,260,820)
                                    ------------       -----------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                         (25,270,868)         (265,363)             (3,946,043)
                                    ------------       -----------            ------------
UNIT TRANSACTIONS:
 Purchases                             1,199,789            59,267                 676,700
 Net transfers                       (12,644,061)         (320,192)             (6,928,184)
 Surrenders for benefit
  payments and fees                  (30,038,944)       (1,467,202)            (13,468,802)
 Other transactions                       (1,622)               (8)                    394
 Death benefits                       (2,847,392)         (187,083)             (1,864,825)
 Net annuity transactions                (11,862)               --                   4,783
                                    ------------       -----------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                  (44,344,092)       (1,915,218)            (21,579,934)
                                    ------------       -----------            ------------
 Net increase (decrease) in
  net assets                         (69,614,960)       (2,180,581)            (25,525,977)
NET ASSETS:
 Beginning of year                   298,144,583        14,468,416             145,440,201
                                    ------------       -----------            ------------
 End of year                        $228,529,623       $12,287,835            $119,914,224
                                    ============       ===========            ============

(h) Formerly Oppenheimer Main Street Small Cap Fund/VA. Change effective April 29, 2011.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                 PUTNAM VT               PUTNAM VT
                                DIVERSIFIED            GLOBAL ASSET
                                INCOME FUND           ALLOCATION FUND
                                SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)     $7,768,525               $518,046
 Net realized gain (loss) on
  security transactions             (237,849)               (72,589)
 Net realized gain on
  distributions                           --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year    (11,717,944)              (813,232)
                                ------------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                      (4,187,268)              (367,775)
                                ------------            -----------
UNIT TRANSACTIONS:
 Purchases                           559,231                 50,916
 Net transfers                     2,685,404              2,274,775
 Surrenders for benefit
  payments and fees              (12,635,623)            (2,103,987)
 Other transactions                      389                    (45)
 Death benefits                   (1,263,191)              (180,884)
 Net annuity transactions              4,241                 36,376
                                ------------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions              (10,649,549)                77,151
                                ------------            -----------
 Net increase (decrease) in
  net assets                     (14,836,817)              (290,624)
NET ASSETS:
 Beginning of year                98,425,382             18,270,371
                                ------------            -----------
 End of year                     $83,588,565            $17,979,747
                                ============            ===========

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                PUTNAM VT           PUTNAM VT         PUTNAM VT
                               GROWTH AND         INTERNATIONAL     INTERNATIONAL
                               INCOME FUND          VALUE FUND       EQUITY FUND
                               SUB-ACCOUNT         SUB-ACCOUNT       SUB-ACCOUNT
-------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)     $(16,668)            $13,918        $1,758,213
 Net realized gain (loss) on
  security transactions           (270,634)            (17,656)       (5,251,518)
 Net realized gain on
  distributions                         --                  --                --
 Net unrealized appreciation
  (depreciation) of
  investments during the year     (108,330)           (191,394)      (14,640,817)
                               -----------          ----------      ------------
 Net increase (decrease) in
  net assets resulting from
  operations                      (395,632)           (195,132)      (18,134,122)
                               -----------          ----------      ------------
UNIT TRANSACTIONS:
 Purchases                          59,191               3,669           561,705
 Net transfers                      61,784             224,776         6,066,950
 Surrenders for benefit
  payments and fees               (757,340)           (121,271)      (10,652,609)
 Other transactions                   (158)                 21            (1,606)
 Death benefits                    (58,122)             (4,751)       (1,529,970)
 Net annuity transactions               --                  --            (1,544)
                               -----------          ----------      ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions               (694,645)            102,444        (5,557,074)
                               -----------          ----------      ------------
 Net increase (decrease) in
  net assets                    (1,090,277)            (92,688)      (23,691,196)
NET ASSETS:
 Beginning of year               7,289,265           1,146,034       110,995,122
                               -----------          ----------      ------------
 End of year                    $6,198,988          $1,053,346       $87,303,926
                               ===========          ==========      ============

                                                       PUTNAM VT        PUTNAM VT
                                 PUTNAM VT             MULTI-CAP        SMALL CAP
                               INVESTORS FUND         GROWTH FUND       VALUE FUND
                                SUB-ACCOUNT           SUB-ACCOUNT      SUB-ACCOUNT
-----------------------------  --------------------------------------------------------
OPERATIONS:
 Net investment income (loss)     $(248,627)             $(40,198)        $(758,804)
 Net realized gain (loss) on
  security transactions             266,751                  (878)       (9,106,547)
 Net realized gain on
  distributions                          --                    --                --
 Net unrealized appreciation
  (depreciation) of
  investments during the year      (661,759)             (218,739)        5,888,802
                                -----------            ----------      ------------
 Net increase (decrease) in
  net assets resulting from
  operations                       (643,635)             (259,815)       (3,976,549)
                                -----------            ----------      ------------
UNIT TRANSACTIONS:
 Purchases                          376,543                27,514           311,292
 Net transfers                   (3,556,206)             (331,717)       (4,098,262)
 Surrenders for benefit
  payments and fees              (5,533,738)             (340,709)       (8,607,886)
 Other transactions                   1,929                    91               (29)
 Death benefits                    (705,660)              (25,677)       (1,049,861)
 Net annuity transactions            24,683                    --            (8,424)
                                -----------            ----------      ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions              (9,392,449)             (670,498)      (13,453,170)
                                -----------            ----------      ------------
 Net increase (decrease) in
  net assets                    (10,036,084)             (930,313)      (17,429,719)
NET ASSETS:
 Beginning of year               70,497,582             3,230,816        82,547,963
                                -----------            ----------      ------------
 End of year                    $60,461,498            $2,300,503       $65,118,244
                                ===========            ==========      ============

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                       PUTNAM VT
                                     GEORGE PUTNAM         PUTNAM VT
                                     BALANCED FUND       VOYAGER FUND
                                      SUB-ACCOUNT         SUB-ACCOUNT
---------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)              $79,647           $(280,861)
 Net realized gain (loss) on
  security transactions                   (739,868)           (645,753)
 Net realized gain on
  distributions                                 --                  --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              855,908          (3,298,196)
                                     -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  operations                               195,687          (4,224,810)
                                     -------------       -------------
UNIT TRANSACTIONS:
 Purchases                                 106,300              54,397
 Net transfers                           1,019,231           7,911,736
 Surrenders for benefit
  payments and fees                     (1,388,558)         (2,533,929)
 Other transactions                           (339)               (487)
 Death benefits                            (95,373)            (45,417)
 Net annuity transactions                     (472)                 --
                                     -------------       -------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       (359,211)          5,386,300
                                     -------------       -------------
 Net increase (decrease) in
  net assets                              (163,524)          1,161,490
NET ASSETS:
 Beginning of year                      12,867,236          13,120,746
                                     -------------       -------------
 End of year                           $12,703,712         $14,282,236
                                     =============       =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                                           INVESCO
                                 PUTNAM VT             VAN KAMPEN V.I.               INVESCO
                                  EQUITY                  GROWTH AND             VAN KAMPEN V.I.
                                INCOME FUND              INCOME FUND              COMSTOCK FUND
                                SUB-ACCOUNT              SUB-ACCOUNT               SUB-ACCOUNT
-----------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)        $97,794                 $(753,161)                $(399,189)
 Net realized gain (loss) on
  security transactions              652,921                    93,159                (4,207,095)
 Net realized gain on
  distributions                           --                        --                        --
 Net unrealized appreciation
  (depreciation) of
  investments during the year       (545,732)               (4,024,565)                 (200,745)
                               -------------            --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  operations                         204,983                (4,684,567)               (4,807,029)
                               -------------            --------------            --------------
UNIT TRANSACTIONS:
 Purchases                           387,495                   645,079                   580,392
 Net transfers                     3,923,375                (4,942,695)               (6,473,125)
 Surrenders for benefit
  payments and fees               (2,712,210)              (20,825,207)              (21,621,605)
 Other transactions                      (88)                   (1,353)                    1,063
 Death benefits                     (176,270)               (3,111,028)               (2,241,121)
 Net annuity transactions             (8,872)                   75,269                    81,748
                               -------------            --------------            --------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                1,413,430               (28,159,935)              (29,672,648)
                               -------------            --------------            --------------
 Net increase (decrease) in
  net assets                       1,618,413               (32,844,502)              (34,479,677)
NET ASSETS:
 Beginning of year                19,513,195               154,280,703               161,257,732
                               -------------            --------------            --------------
 End of year                     $21,131,608              $121,436,201              $126,778,055
                               =============            ==============            ==============

                                       INVESCO                 INVESCO               WELLS FARGO
                                   VAN KAMPEN V.I.         VAN KAMPEN V.I.          ADVANTAGE VT
                                       CAPITAL                 MID CAP               INDEX ASSET
                                     GROWTH FUND             GROWTH FUND           ALLOCATION FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT             SUB-ACCOUNT
-----------------------------  ----------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(60,691)               $(29,849)                $3,600
 Net realized gain (loss) on
  security transactions                   205,933                 109,879                 (8,501)
 Net realized gain on
  distributions                                --                      --                     --
 Net unrealized appreciation
  (depreciation) of
  investments during the year            (389,248)               (216,180)                25,382
                                    -------------            ------------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                             (244,006)               (136,150)                20,481
                                    -------------            ------------            -----------
UNIT TRANSACTIONS:
 Purchases                                  2,918                     400                     --
 Net transfers                           (285,062)               (182,840)                  (964)
 Surrenders for benefit
  payments and fees                      (613,396)               (306,954)              (149,259)
 Other transactions                            (2)                     12                      1
 Death benefits                           (26,490)                     --                (33,615)
 Net annuity transactions                      --                      --                     --
                                    -------------            ------------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      (922,032)               (489,382)              (183,837)
                                    -------------            ------------            -----------
 Net increase (decrease) in
  net assets                           (1,166,038)               (625,532)              (163,356)
NET ASSETS:
 Beginning of year                      3,387,163               1,680,707                502,405
                                    -------------            ------------            -----------
 End of year                           $2,221,125              $1,055,175               $339,049
                                    =============            ============            ===========

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
FOR THE YEAR ENDED DECEMBER 31, 2011

-------------------------------------------------------------------------------

                                     WELLS FARGO             WELLS FARGO
                                     ADVANTAGE VT            ADVANTAGE VT
                                     TOTAL RETURN             INTRINSIC
                                      BOND FUND               VALUE FUND
                                     SUB-ACCOUNT             SUB-ACCOUNT
------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)             $19,488                $(14,789)
 Net realized gain (loss) on
  security transactions                     8,421                  38,002
 Net realized gain on
  distributions                            75,069                      --
 Net unrealized appreciation
  (depreciation) of
  investments during the year              21,691                 (68,066)
                                     ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  operations                              124,669                 (44,853)
                                     ------------            ------------
UNIT TRANSACTIONS:
 Purchases                                     --                     475
 Net transfers                            894,543                 (82,499)
 Surrenders for benefit
  payments and fees                      (213,642)               (180,463)
 Other transactions                           185                     (17)
 Death benefits                                --                 (23,343)
 Net annuity transactions                      --                      --
                                     ------------            ------------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                       681,086                (285,847)
                                     ------------            ------------
 Net increase (decrease) in
  net assets                              805,755                (330,700)
NET ASSETS:
 Beginning of year                      2,025,101               1,796,144
                                     ------------            ------------
 End of year                           $2,830,856              $1,465,444
                                     ============            ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

-------------------------------------------------------------------------------

                                   WELLS FARGO            WELLS FARGO
                                   ADVANTAGE VT           ADVANTAGE VT           WELLS FARGO
                                  INTERNATIONAL            SMALL CAP             ADVANTAGE VT
                                   EQUITY FUND            GROWTH FUND           DISCOVERY FUND
                                   SUB-ACCOUNT            SUB-ACCOUNT            SUB-ACCOUNT
-------------------------------------------------------------------------------------------------
OPERATIONS:
 Net investment income (loss)          $(3,017)               $(38,720)              $(5,136)
 Net realized gain (loss) on
  security transactions                 17,126                 (46,622)                8,184
 Net realized gain on
  distributions                          8,039                      --                    --
 Net unrealized appreciation
  (depreciation) of
  investments during the year          (49,165)                (54,192)               (3,733)
                                    ----------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  operations                           (27,017)               (139,534)                 (685)
                                    ----------            ------------            ----------
UNIT TRANSACTIONS:
 Purchases                                  --                   4,497                    --
 Net transfers                           3,029                (341,894)               88,912
 Surrenders for benefit
  payments and fees                     (1,440)               (265,530)              (43,125)
 Other transactions                       (329)                    372                    --
 Death benefits                             --                 (43,737)                   --
 Net annuity transactions                   --                      --                    --
                                    ----------            ------------            ----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                      1,260                (646,292)               45,787
                                    ----------            ------------            ----------
 Net increase (decrease) in
  net assets                           (25,757)               (785,826)               45,102
NET ASSETS:
 Beginning of year                     187,004               3,017,564               346,965
                                    ----------            ------------            ----------
 End of year                          $161,247              $2,231,738              $392,067
                                    ==========            ============            ==========

                                   WELLS FARGO
                                   ADVANTAGE VT           WELLS FARGO
                                    SMALL CAP            ADVANTAGE VT
                                    VALUE FUND         OPPORTUNITY FUND
                                   SUB-ACCOUNT          SUB-ACCOUNT (I)
-----------------------------  -------------------------------------------
OPERATIONS:
 Net investment income (loss)            $(938)               $(8,947)
 Net realized gain (loss) on
  security transactions                 (3,892)               (72,559)
 Net realized gain on
  distributions                             --                 72,717
 Net unrealized appreciation
  (depreciation) of
  investments during the year           (4,117)               (53,526)
                                    ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  operations                            (8,947)               (62,315)
                                    ----------            -----------
UNIT TRANSACTIONS:
 Purchases                                 240                     --
 Net transfers                          (3,493)               (36,330)
 Surrenders for benefit
  payments and fees                     (9,282)               (66,564)
 Other transactions                         --                     --
 Death benefits                             --                     --
 Net annuity transactions                   --                     --
                                    ----------            -----------
 Net increase (decrease) in
  net assets resulting from
  unit transactions                    (12,535)              (102,894)
                                    ----------            -----------
 Net increase (decrease) in
  net assets                           (21,482)              (165,209)
NET ASSETS:
 Beginning of year                     108,646                784,603
                                    ----------            -----------
 End of year                           $87,164               $619,394
                                    ==========            ===========

(i) Effective August 29, 2011 Wells Fargo Advantage VT Core Equity Fund merged with Wells Fargo Advantage VT Opportunity Fund.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------

1.     ORGANIZATION:

    Separate Account Three (the "Account") is a separate investment account established by Hartford Life and Annuity Insurance Company (the "Sponsor Company") and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the "Sub-Accounts") within the Account.

    The Account is comprised of the following Sub-Accounts: the AllianceBernstein VPS Balanced Wealth Strategy Portfolio, AllianceBernstein VPS International Value Portfolio, AllianceBernstein VPS Small/Mid Cap Value Portfolio, AllianceBernstein VPS Value Portfolio, AllianceBernstein VPS International Growth Portfolio, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. International Growth Fund, Invesco V.I. Diversified Dividend Fund (formerly Invesco V.I. Dividend Growth Fund), American Funds Global Growth Fund, American Funds Growth Fund, American Funds Growth-Income Fund, American Funds International Fund, American Funds Global Small Capitalization Fund, Wells Fargo Advantage VT Omega Growth Fund, Fidelity VIP Equity-Income Portfolio, Fidelity VIP Growth Portfolio, Fidelity VIP Contrafund Portfolio, Fidelity VIP Mid Cap Portfolio, Fidelity VIP Value Strategies Portfolio, Fidelity VIP Dynamic Capital Appreciation Portfolio, Franklin Income Securities Fund, Franklin Small-Mid Cap Growth Securities Fund, Franklin Small Cap Value Securities Fund, Franklin Strategic Income Securities Fund, Mutual Shares Securities Fund, Templeton Developing Markets Securities Fund, Templeton Growth Securities Fund, Mutual Global Discovery Securities Fund, Templeton Global Bond Securities Fund, Hartford Balanced HLS Fund (formerly Hartford Advisers HLS Fund), Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Research HLS Fund, Hartford Global Growth HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford High Yield HLS Fund, Hartford Index HLS Fund, Hartford International Opportunities HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford MidCap Value HLS Fund, Hartford Money Market HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, Hartford U.S. Government Securities HLS Fund, Hartford Value HLS Fund, American Funds Bond HLS Fund, American Funds Global Growth HLS Fund, American Funds Global Small Capitalization HLS Fund, American Funds Growth HLS Fund, American Funds Growth-Income HLS Fund, American Funds International HLS Fund, Lord Abbett Fundamental Equity Fund, Lord Abbett Calibrated Dividend Growth Fund (formerly Lord Abbett Capital Structure Fund), Lord Abbett Bond Debenture Fund, Lord Abbett Growth and Income Fund, Lord Abbett Classic Stock Fund, MFS Core Equity Series, MFS Growth Series, MFS Investors Growth Stock Series, MFS Investors Trust Series, MFS Total Return Series, MFS Value Series, Invesco Van Kampen V.I. Equity and Income Fund, UIF Core Plus Fixed Income Portfolio, UIF Emerging Markets Debt Portfolio, UIF Emerging Markets Equity Portfolio, UIF Mid Cap Growth Portfolio, Invesco Van Kampen V.I. American Value Fund (formerly Invesco Van Kampen V.I. Mid Cap Value Fund), Morgan Stanley -- Focus Growth Portfolio, Morgan Stanley -- Multi Cap Growth Portfolio, Morgan Stanley -- Mid Cap Growth Portfolio, Morgan Stanley -- Flexible Income Portfolio, Morgan Stanley -- Growth Portfolio, Morgan Stanley -- Money Market Portfolio, Morgan Stanley -- Global Infrastructure Portfolio, Invesco V.I. Equally-Weighted S&P 500 Fund (formerly Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund), UIF Small Company Growth Portfolio, UIF Global Franchise Portfolio, Oppenheimer Small- & Mid-Cap Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer Global Securities Fund/VA, Oppenheimer Main Street Fund/VA, Oppenheimer Main Street Small- & Mid-Cap Fund/ VA, Putnam VT Diversified Income Fund, Putnam VT Global Asset Allocation Fund, Putnam VT Growth and Income Fund, Putnam VT International Value Fund, Putnam VT International Equity Fund, Putnam VT Investors Fund, Putnam VT Multi-Cap Growth Fund, Putnam VT Small Cap Value Fund, Putnam VT George Putnam Balanced Fund, Putnam VT Voyager Fund, Putnam VT Equity Income Fund, Invesco Van Kampen V.I. Growth and Income Fund, Invesco Van Kampen V.I. Comstock Fund, Invesco Van Kampen V.I. American Franchise Fund (formerly Invesco Van Kampen V.I. Capital Growth Fund), Invesco Van Kampen V.I. Mid Cap Growth Fund, Wells Fargo Advantage VT Index Asset Allocation Fund, Wells Fargo Advantage VT Total Return Bond Fund, Wells Fargo Advantage VT Intrinsic Value Fund, Wells Fargo Advantage VT International Equity Fund, Wells Fargo Advantage VT Small Cap Growth Fund, Wells Fargo Advantage VT Discovery Fund, Wells Fargo Advantage VT Small Cap Value Fund, and Wells Fargo Advantage VT Opportunity Fund.

-------------------------------------------------------------------------------

    The Sub-Accounts are invested in mutual funds (the "Funds") of the same name.

    Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company's other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2.     SIGNIFICANT ACCOUNTING POLICIES:

    The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP):

       a) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the fund. Net realized gain on distributions income is accrued as of the ex-dividend date. Net realized gain on distributions income represents those dividends from the Funds, which are characterized as capital gains under tax regulations.

       b) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

       c) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

       d) USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimate contained within the financial statements are the fair value measurements.

       e) MORTALITY RISK -- The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company.

       f) FAIR VALUE MEASUREMENTS -- The Sub-Accounts' investments are carried at fair value in the Account's financial statements. The investments in shares of the Funds are valued at the December 31, 2012 closing net asset value as determined by the appropriate Fund manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

       Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include highly liquid open-ended management investment companies ("mutual funds").

       Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

       Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

       In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

       As of December 31, 2012, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account's policy is to recognize

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

       transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the year ended December 31, 2012.

       g) ACCOUNTING FOR UNCERTAIN TAX POSITIONS -- Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2012. The 2007 through 2012 tax years generally remain subject to examination by U.S. federal and most state tax authorities.

3.     ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

    Each Sub-account is charged certain fees, according to contract terms, as follows:

       a) MORTALITY AND EXPENSE RISK CHARGES -- The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges and, with respect to the Account, receives a maximum annual fee of 1.60% of the Sub-Account's average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

       b) TAX EXPENSE CHARGES -- If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract's average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Accounts average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

       c) ADMINISTRATIVE CHARGES -- The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.20% of the Sub-Account's average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

       d) ANNUAL MAINTENANCE FEES -- An annual maintenance fee up to a maximum of $30 may be charged. These charges are deducted through a redemption of units from applicable contract owners' accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

       e) RIDER CHARGES -- The Sponsor Company will charge an expense for various rider charges, which are either included in the mortality and expense risk charges in the accompanying statements of operations or the surrenders for benefit payments and fees in the accompanying statements of changes in net assets. For further detail regarding specific product rider charges, please refer to Note 6, Financial Highlights.

4.     PURCHASES AND SALES OF INVESTMENTS:

    The cost of purchases and proceeds from sales of investments for the year ended December 31, 2012 were as follows:

                                                     PURCHASES       PROCEEDS
SUB-ACCOUNT                                           AT COST       FROM SALES
--------------------------------------------------------------------------------
AllianceBernstein VPS Balanced Wealth Strategy
 Portfolio                                            $4,242,275     $17,638,603
AllianceBernstein VPS International Value
 Portfolio                                            17,528,986      37,507,211
AllianceBernstein VPS Small/Mid Cap Value
 Portfolio                                             3,224,693       8,503,698
AllianceBernstein VPS Value Portfolio                  3,978,230      25,235,186
AllianceBernstein VPS International Growth
 Portfolio                                             1,366,004       3,821,022
Invesco V.I. Government Securities Fund                4,560,848       9,654,329
Invesco V.I. High Yield Fund                           3,597,813       6,292,815
Invesco V.I. International Growth Fund                    79,131          94,888
Invesco V.I. Diversified Dividend Fund*                3,277,135      14,884,055
American Funds Global Growth Fund                      3,859,268      11,929,601
American Funds Growth Fund                             6,990,616      54,905,200
American Funds Growth-Income Fund                      6,786,889      47,267,700
American Funds International Fund                      3,480,882      21,496,006
American Funds Global Small Capitalization Fund        1,033,674       5,415,809
Wells Fargo Advantage VT Omega Growth Fund               455,774         748,448
Fidelity VIP Equity-Income Portfolio                  12,958,735      25,927,779

-------------------------------------------------------------------------------

                                                     PURCHASES       PROCEEDS
SUB-ACCOUNT                                           AT COST       FROM SALES
--------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio                        $10,955,154     $10,905,859
Fidelity VIP Contrafund Portfolio                     11,371,454      91,442,577
Fidelity VIP Mid Cap Portfolio                        12,324,582      26,473,223
Fidelity VIP Value Strategies Portfolio                3,606,921       4,010,519
Fidelity VIP Dynamic Capital Appreciation
 Portfolio                                             3,925,413       1,955,117
Franklin Income Securities Fund                          585,829         420,741
Franklin Small-Mid Cap Growth Securities Fund          3,298,814       7,854,218
Franklin Small Cap Value Securities Fund                  81,436          98,918
Franklin Strategic Income Securities Fund             13,450,799      25,221,008
Mutual Shares Securities Fund                          3,158,876      17,331,310
Templeton Developing Markets Securities Fund           1,548,985       4,492,340
Templeton Growth Securities Fund                       1,111,877       6,028,648
Mutual Global Discovery Securities Fund                   59,982          27,803
Templeton Global Bond Securities Fund                    265,609         218,685
Hartford Balanced HLS Fund*                            9,208,987      12,758,513
Hartford Total Return Bond HLS Fund                   83,222,877     134,662,712
Hartford Capital Appreciation HLS Fund                10,600,724      27,724,505
Hartford Dividend and Growth HLS Fund                 21,504,645      90,810,204
Hartford Global Research HLS Fund                        989,517         652,923
Hartford Global Growth HLS Fund                        1,691,353       3,470,808
Hartford Disciplined Equity HLS Fund                  10,628,903      73,445,828
Hartford Growth HLS Fund                               5,141,906      15,969,224
Hartford Growth Opportunities HLS Fund                 6,984,867      27,102,360
Hartford High Yield HLS Fund                          27,827,312      28,918,618
Hartford Index HLS Fund                               15,584,765       6,592,549
Hartford International Opportunities HLS Fund         11,634,522      45,910,701
Hartford Small/Mid Cap Equity HLS Fund                11,286,642       4,879,607
Hartford MidCap Value HLS Fund                         3,922,323       4,495,724
Hartford Money Market HLS Fund                        79,152,869     113,232,747
Hartford Small Company HLS Fund                        2,824,137      17,399,480
Hartford SmallCap Growth HLS Fund                      6,503,786      13,303,044
Hartford Stock HLS Fund                                2,295,141       7,239,063
Hartford U.S. Government Securities HLS Fund          54,986,746      63,169,760
Hartford Value HLS Fund                                8,612,417      39,771,429
American Funds Bond HLS Fund                           1,034,329         716,863
American Funds Global Growth HLS Fund                     35,522          32,505
American Funds Global Small Capitalization HLS
 Fund                                                    149,262         279,652
American Funds Growth HLS Fund                           183,988         766,640
American Funds Growth-Income HLS Fund                    193,583         571,815
American Funds International HLS Fund                    236,081         496,702
Lord Abbett Fundamental Equity Fund                    2,698,875       8,224,424
Lord Abbett Calibrated Dividend Growth Fund*           2,081,444       6,205,368
Lord Abbett Bond Debenture Fund                       27,229,436      23,864,639
Lord Abbett Growth and Income Fund                     4,774,389      37,004,002
Lord Abbett Classic Stock Fund                         1,193,159       5,028,026
MFS Core Equity Series                                   374,553       1,986,121
MFS Growth Series                                        583,763       1,386,604
MFS Investors Growth Stock Series                        418,228       1,144,898

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                     PURCHASES       PROCEEDS
SUB-ACCOUNT                                           AT COST       FROM SALES
--------------------------------------------------------------------------------
MFS Investors Trust Series                              $579,085      $3,441,734
MFS Total Return Series                                6,204,621      26,188,917
MFS Value Series                                         143,127         296,423
Invesco Van Kampen V.I. Equity and Income Fund         1,850,441      10,472,819
UIF Core Plus Fixed Income Portfolio                  13,202,266      24,874,633
UIF Emerging Markets Debt Portfolio                    1,594,948       2,992,801
UIF Emerging Markets Equity Portfolio                  5,176,516      20,288,500
UIF Mid Cap Growth Portfolio                           7,280,544      21,029,150
Invesco Van Kampen V.I. American Value Fund*           4,113,333      12,079,969
Morgan Stanley -- Focus Growth Portfolio               3,278,151      13,343,486
Morgan Stanley -- Multi Cap Growth Portfolio           1,589,383       2,746,220
Morgan Stanley -- Mid Cap Growth Portfolio             2,528,618       5,997,377
Morgan Stanley -- Flexible Income Portfolio            3,231,453       6,184,224
Morgan Stanley -- Growth Portfolio                     2,682,137       6,755,820
Morgan Stanley -- Money Market Portfolio              34,414,007      46,446,536
Morgan Stanley -- Global Infrastructure
 Portfolio                                             3,395,770       5,941,989
Invesco V.I. Equally-Weighted S&P 500 Fund*           12,477,522      19,335,800
UIF Small Company Growth Portfolio                       767,495       3,377,099
UIF Global Franchise Portfolio                         2,264,757       7,192,648
Oppenheimer Small- & Mid-Cap Growth Fund/VA            2,174,056       4,072,890
Oppenheimer Capital Appreciation Fund/VA               3,037,408      21,733,348
Oppenheimer Global Securities Fund/VA                  7,809,342      50,010,754
Oppenheimer Main Street Fund/VA                        2,167,376       3,063,733
Oppenheimer Main Street Small- & Mid-Cap Fund/VA       4,736,747      38,558,887
Putnam VT Diversified Income Fund                     29,055,339      23,533,749
Putnam VT Global Asset Allocation Fund                 4,823,616       5,891,676
Putnam VT Growth and Income Fund                         900,342       1,808,327
Putnam VT International Value Fund                       574,593         557,408
Putnam VT International Equity Fund                    8,436,936      25,847,194
Putnam VT Investors Fund                               2,862,759      19,786,159
Putnam VT Multi-Cap Growth Fund                          972,657       1,325,857
Putnam VT Small Cap Value Fund                        10,872,747      19,014,716
Putnam VT George Putnam Balanced Fund                  1,231,617       2,931,457
Putnam VT Voyager Fund                                 3,726,965      13,004,800
Putnam VT Equity Income Fund                           5,718,472       7,815,648
Invesco Van Kampen V.I. Growth and Income Fund         4,732,162      30,356,405
Invesco Van Kampen V.I. Comstock Fund                  5,128,343      35,467,349
Invesco Van Kampen V.I. American Franchise Fund*          74,899         754,513
Invesco Van Kampen V.I. Mid Cap Growth Fund              260,428         510,673
Wells Fargo Advantage VT Index Asset Allocation
 Fund                                                     89,442          89,670
Wells Fargo Advantage VT Total Return Bond Fund          528,887       1,015,693
Wells Fargo Advantage VT Intrinsic Value Fund             19,677         308,806
Wells Fargo Advantage VT International Equity
 Fund                                                     28,682           7,256
Wells Fargo Advantage VT Small Cap Growth Fund           155,375         601,183
Wells Fargo Advantage VT Discovery Fund                   56,240         167,846
Wells Fargo Advantage VT Small Cap Value Fund             24,609           9,888
Wells Fargo Advantage VT Opportunity Fund                  1,252         297,644

*   See Note 1 for additional information related to this Sub-Account.

-------------------------------------------------------------------------------

5.     CHANGES IN UNITS OUTSTANDING:

    The changes in units outstanding for the year ended December 31, 2012 were as follows:

                                     UNITS         UNITS      NET INCREASE
SUB-ACCOUNT                          ISSUED       REDEEMED     (DECREASE)
--------------------------------------------------------------------------------
AllianceBernstein VPS Balanced
 Wealth Strategy Portfolio             254,524     1,438,857     (1,184,333)
AllianceBernstein VPS
 International Value Portfolio       2,045,690     4,450,268     (2,404,578)
AllianceBernstein VPS Small/Mid
 Cap Value Portfolio                   172,694       625,950       (453,256)
AllianceBernstein VPS Value
 Portfolio                             283,771     2,674,418     (2,390,647)
AllianceBernstein VPS
 International Growth Portfolio        169,762       512,415       (342,653)
Invesco V.I. Government
 Securities Fund                       386,086       879,492       (493,406)
Invesco V.I. High Yield Fund           324,294       633,539       (309,245)
Invesco V.I. International
 Growth Fund                             7,271         8,933         (1,662)
Invesco V.I. Diversified
 Dividend Fund*                        278,892     1,391,325     (1,112,433)
American Funds Global Growth
 Fund                                  317,992       896,764       (578,772)
American Funds Growth Fund             542,687     4,701,391     (4,158,704)
American Funds Growth-Income
 Fund                                  370,608     3,526,389     (3,155,781)
American Funds International
 Fund                                  298,705     1,846,755     (1,548,050)
American Funds Global Small
 Capitalization Fund                    59,360       338,950       (279,590)
Wells Fargo Advantage VT Omega
 Growth Fund                            21,074        53,082        (32,008)
Fidelity VIP Equity-Income
 Portfolio                             418,374     2,296,949     (1,878,575)
Fidelity VIP Growth Portfolio          888,306       854,458         33,848
Fidelity VIP Contrafund
 Portfolio                             543,260     6,514,730     (5,971,470)
Fidelity VIP Mid Cap Portfolio         265,864     1,804,029     (1,538,165)
Fidelity VIP Value Strategies
 Portfolio                             296,595       326,006        (29,411)
Fidelity VIP Dynamic Capital
 Appreciation Portfolio                411,774       201,542        210,232
Franklin Income Securities Fund         30,477        33,161         (2,684)
Franklin Small-Mid Cap Growth
 Securities Fund                       186,149       763,679       (577,530)
Franklin Small Cap Value
 Securities Fund                         6,756         8,093         (1,337)
Franklin Strategic Income
 Securities Fund                       432,170     1,257,644       (825,474)
Mutual Shares Securities Fund          144,091     1,113,009       (968,918)
Templeton Developing Markets
 Securities Fund                        65,800       212,891       (147,091)
Templeton Growth Securities Fund        69,906       517,671       (447,765)
Mutual Global Discovery
 Securities Fund                         2,563         2,297            266
Templeton Global Bond Securities
 Fund                                   11,968        14,490         (2,522)
Hartford Balanced HLS Fund*          4,858,272     7,464,707     (2,606,435)
Hartford Total Return Bond HLS
 Fund                               23,944,270    53,574,961    (29,630,691)
Hartford Capital Appreciation
 HLS Fund                              813,369     2,290,650     (1,477,281)
Hartford Dividend and Growth HLS
 Fund                                6,057,727    41,731,123    (35,673,396)
Hartford Global Research HLS
 Fund                                   97,437        64,552         32,885
Hartford Global Growth HLS Fund        980,231     2,153,757     (1,173,526)
Hartford Disciplined Equity HLS
 Fund                                3,700,766    52,515,000    (48,814,234)
Hartford Growth HLS Fund             3,584,008    11,288,386     (7,704,378)
Hartford Growth Opportunities
 HLS Fund                            2,626,677    14,048,355    (11,421,678)
Hartford High Yield HLS Fund         9,838,806    13,684,838     (3,846,032)
Hartford Index HLS Fund              7,687,137     3,510,734      4,176,403
Hartford International
 Opportunities HLS Fund              5,371,029    26,966,196    (21,595,167)
Hartford Small/Mid Cap Equity
 HLS Fund                              978,263       481,676        496,587
Hartford MidCap Value HLS Fund         309,914       352,775        (42,861)
Hartford Money Market HLS Fund      60,822,542    84,643,091    (23,820,549)
Hartford Small Company HLS Fund      1,338,105     7,765,566     (6,427,461)

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                     UNITS         UNITS      NET INCREASE
SUB-ACCOUNT                          ISSUED       REDEEMED     (DECREASE)
--------------------------------------------------------------------------------
Hartford SmallCap Growth HLS
 Fund                                3,209,219     6,685,620     (3,476,401)
Hartford Stock HLS Fund              1,217,877     4,934,361     (3,716,484)
Hartford U.S. Government
 Securities HLS Fund                39,856,499    49,406,624     (9,550,125)
Hartford Value HLS Fund              4,275,632    27,587,858    (23,312,226)
American Funds Bond HLS Fund            70,115        59,599         10,516
American Funds Global Growth HLS
 Fund                                    2,875         2,969            (94)
American Funds Global Small
 Capitalization HLS Fund                 6,607        31,815        (25,208)
American Funds Growth HLS Fund          16,740        74,442        (57,702)
American Funds Growth-Income HLS
 Fund                                   17,068        57,274        (40,206)
American Funds International HLS
 Fund                                   23,656        55,969        (32,313)
Lord Abbett Fundamental Equity
 Fund                                  165,570       613,167       (447,597)
Lord Abbett Calibrated Dividend
 Growth Fund*                          112,730       467,071       (354,341)
Lord Abbett Bond Debenture Fund      1,359,547     1,572,316       (212,769)
Lord Abbett Growth and Income
 Fund                                  314,253     3,418,617     (3,104,364)
Lord Abbett Classic Stock Fund          90,911       402,417       (311,506)
MFS Core Equity Series                  47,399       229,946       (182,547)
MFS Growth Series                       82,493       177,911        (95,418)
MFS Investors Growth Stock
 Series                                 31,979       138,230       (106,251)
MFS Investors Trust Series              47,945       332,716       (284,771)
MFS Total Return Series                306,946     1,789,770     (1,482,824)
MFS Value Series                        10,004        26,730        (16,726)
Invesco Van Kampen V.I. Equity
 and Income Fund                       107,902       755,929       (648,027)
UIF Core Plus Fixed Income
 Portfolio                             698,740     1,608,177       (909,437)
UIF Emerging Markets Debt
 Portfolio                              57,402       107,014        (49,612)
UIF Emerging Markets Equity
 Portfolio                             315,997     1,131,802       (815,805)
UIF Mid Cap Growth Portfolio           178,311     1,337,140     (1,158,829)
Invesco Van Kampen V.I. American
 Value Fund*                           263,678       672,611       (408,933)
Morgan Stanley -- Focus Growth
 Portfolio                             147,191       900,843       (753,652)
Morgan Stanley -- Multi Cap
 Growth Portfolio                      129,298       321,897       (192,599)
Morgan Stanley -- Mid Cap Growth
 Portfolio                              81,463       392,366       (310,903)
Morgan Stanley -- Flexible
 Income Portfolio                      168,599       470,195       (301,596)
Morgan Stanley -- Growth
 Portfolio                             181,895       615,435       (433,540)
Morgan Stanley -- Money Market
 Portfolio                           3,514,799     4,567,268     (1,052,469)
Morgan Stanley -- Global
 Infrastructure Portfolio               72,089       314,955       (242,866)
Invesco V.I. Equally-Weighted
 S&P 500 Fund*                         189,316     1,058,656       (869,340)
UIF Small Company Growth
 Portfolio                              41,691       232,753       (191,062)
UIF Global Franchise Portfolio          65,189       318,545       (253,356)
Oppenheimer Small- & Mid-Cap
 Growth Fund/VA                        203,619       375,953       (172,334)
Oppenheimer Capital Appreciation
 Fund/VA                               257,663     1,896,447     (1,638,784)
Oppenheimer Global Securities
 Fund/VA                               286,319     3,761,241     (3,474,922)
Oppenheimer Main Street Fund/VA        183,293       260,773        (77,480)
Oppenheimer Main Street Small- &
 Mid-Cap Fund/VA                       341,606     2,950,816     (2,609,210)
Putnam VT Diversified Income
 Fund                                1,227,028     1,160,504         66,524
Putnam VT Global Asset
 Allocation Fund                       167,447       270,992       (103,545)
Putnam VT Growth and Income Fund        39,363        69,015        (29,652)
Putnam VT International Value
 Fund                                   85,811        85,439            372
Putnam VT International Equity
 Fund                                  535,181     1,916,335     (1,381,154)
Putnam VT Investors Fund               253,596     2,174,216     (1,920,620)
Putnam VT Multi-Cap Growth Fund         76,225       100,746        (24,521)

-------------------------------------------------------------------------------

                                     UNITS         UNITS      NET INCREASE
SUB-ACCOUNT                          ISSUED       REDEEMED     (DECREASE)
--------------------------------------------------------------------------------
Putnam VT Small Cap Value Fund         490,204       850,901       (360,697)
Putnam VT George Putnam Balanced
 Fund                                   88,022       243,005       (154,983)
Putnam VT Voyager Fund                 337,161       766,690       (429,529)
Putnam VT Equity Income Fund           334,288       473,489       (139,201)
Invesco Van Kampen V.I. Growth
 and Income Fund                       230,609     1,925,710     (1,695,101)
Invesco Van Kampen V.I. Comstock
 Fund                                  222,490     2,169,376     (1,946,886)
Invesco Van Kampen V.I. American
 Franchise Fund*                         5,556        48,950        (43,394)
Invesco Van Kampen V.I. Mid Cap
 Growth Fund                            15,928        36,493        (20,565)
Wells Fargo Advantage VT Index
 Asset Allocation Fund                  60,828        61,214           (386)
Wells Fargo Advantage VT Total
 Return Bond Fund                      284,716       632,087       (347,371)
Wells Fargo Advantage VT
 Intrinsic Value Fund                      337       236,161       (235,824)
Wells Fargo Advantage VT
 International Equity Fund               1,415           346          1,069
Wells Fargo Advantage VT Small
 Cap Growth Fund                        36,104       341,140       (305,036)
Wells Fargo Advantage VT
 Discovery Fund                          3,327         9,280         (5,953)
Wells Fargo Advantage VT Small
 Cap Value Fund                          1,798           624          1,174
Wells Fargo Advantage VT
 Opportunity Fund                           57        23,175        (23,118)

*   See Note 1 for additional information related to this Sub-Account.

    The changes in units outstanding for the year ended December 31, 2011 were as follows:

                                    UNITS          UNITS      NET INCREASE
SUB-ACCOUNT                        ISSUED        REDEEMED      (DECREASE)
--------------------------------------------------------------------------------
AllianceBernstein VPS Balanced        475,880      1,920,949     (1,445,069)
 Wealth Strategy Portfolio
AllianceBernstein VPS               3,029,691      3,995,862       (966,171)
 International Value
 Portfolio
AllianceBernstein VPS                 426,422        899,005       (472,583)
 Small/Mid Cap Value
 Portfolio
AllianceBernstein VPS Value           791,964      2,422,196     (1,630,232)
 Portfolio
AllianceBernstein VPS                 308,109        726,229       (418,120)
 International Growth
 Portfolio
Invesco V.I. Government             2,901,159      3,236,027       (334,868)
 Securities Fund
Invesco V.I. High Yield Fund        2,249,937      2,019,100        230,837
Invesco V.I. International             12,623         14,032         (1,409)
 Growth Fund
Invesco V.I. Dividend Growth        7,690,594      7,634,175         56,419
 Fund
American Funds Global Growth          274,567      1,127,021       (852,454)
 Fund
American Funds Growth Fund            902,194      6,663,467     (5,761,273)
American Funds Growth-Income          618,465      4,706,553     (4,088,088)
 Fund
American Funds International          492,771      2,264,788     (1,772,017)
 Fund
American Funds Global Small           137,817        677,327       (539,510)
 Capitalization Fund
Wells Fargo Advantage VT Omega         21,328         69,340        (48,012)
 Growth Fund
Fidelity VIP Equity-Income            753,518      2,138,027     (1,384,509)
 Portfolio
Fidelity VIP Growth Portfolio         731,298      1,110,992       (379,694)
Fidelity VIP Contrafund               975,485      7,703,545     (6,728,060)
 Portfolio
Fidelity VIP Mid Cap Portfolio        744,116      2,542,149     (1,798,033)
Fidelity VIP Value Strategies         254,586        721,696       (467,110)
 Portfolio
Fidelity VIP Dynamic Capital          146,358        127,165         19,193
 Appreciation Portfolio
Franklin Income Securities              8,109         46,633        (38,524)
 Fund
Franklin Small-Mid Cap Growth         328,035      1,003,731       (675,696)
 Securities Fund
Franklin Small Cap Value               10,703         10,085            618
 Securities Fund
Franklin Strategic Income             536,245      1,799,639     (1,263,394)
 Securities Fund
Mutual Shares Securities Fund         200,318      1,631,207     (1,430,889)

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                    UNITS          UNITS      NET INCREASE
SUB-ACCOUNT                        ISSUED        REDEEMED      (DECREASE)
--------------------------------------------------------------------------------
Templeton Developing Markets
 Securities Fund                      131,360        413,920       (282,560)
Templeton Growth Securities
 Fund                                 123,322        668,842       (545,520)
Mutual Global Discovery
 Securities Fund                        7,050          4,440          2,610
Templeton Global Bond
 Securities Fund                       24,683         17,056          7,627
Hartford Advisers HLS Fund          3,195,034      8,159,797     (4,964,763)
Hartford Total Return Bond HLS
 Fund                              33,016,644     71,392,039    (38,375,395)
Hartford Capital Appreciation
 HLS Fund                           1,787,444      3,043,002     (1,255,558)
Hartford Dividend and Growth
 HLS Fund                          11,550,258     38,807,241    (27,256,983)
Hartford Global Research HLS
 Fund                                  67,465         89,745        (22,280)
Hartford Global Growth HLS
 Fund                                 947,599      1,947,705     (1,000,106)
Hartford Disciplined Equity
 HLS Fund                           3,469,672     58,241,019    (54,771,347)
Hartford Growth HLS Fund            3,049,992      7,918,537     (4,868,545)
Hartford Growth Opportunities
 HLS Fund                           4,024,641     15,276,548    (11,251,907)
Hartford High Yield HLS Fund       14,925,121     18,916,179     (3,991,058)
Hartford Index HLS Fund             2,211,557      6,930,256     (4,718,699)
Hartford International
 Opportunities HLS Fund            10,858,801     24,279,647    (13,420,846)
Hartford Small/Mid Cap Equity
 HLS Fund                             442,401        783,556       (341,155)
Hartford MidCap Value HLS Fund        366,697        436,173        (69,476)
Hartford Money Market HLS Fund    116,840,768    120,033,517     (3,192,749)
Hartford Small Company HLS
 Fund                               5,328,873      9,085,598     (3,756,725)
Hartford SmallCap Growth HLS
 Fund                               6,028,905     10,871,193     (4,842,288)
Hartford Stock HLS Fund             1,616,784      5,906,791     (4,290,007)
Hartford U.S. Government
 Securities HLS Fund               41,423,335     78,254,147    (36,830,812)
Hartford Value HLS Fund             5,669,185     23,686,064    (18,016,879)
American Funds Bond HLS Fund           69,418        181,143       (111,725)
American Funds Global Growth
 HLS Fund                               4,118          4,614           (496)
American Funds Global Small
 Capitalization HLS Fund               13,597          5,604          7,993
American Funds Growth HLS Fund         28,082         60,392        (32,310)
American Funds Growth-Income
 HLS Fund                               6,816         24,995        (18,179)
American Funds International
 HLS Fund                              57,301         23,436         33,865
Lord Abbett Fundamental Equity
 Fund                                 498,559        608,375       (109,816)
Lord Abbett Capital Structure
 Fund                                 252,963        509,187       (256,224)
Lord Abbett Bond Debenture
 Fund                               1,897,989      2,016,734       (118,745)
Lord Abbett Growth and Income
 Fund                                 441,767      3,586,660     (3,144,893)
Lord Abbett Classic Stock Fund        192,712        374,991       (182,279)
MFS Core Equity Series                 92,836        208,813       (115,977)
MFS Growth Series                     101,938        351,256       (249,318)
MFS Investors Growth Stock
 Series                                67,564        221,630       (154,066)
MFS Investors Trust Series             69,548        420,983       (351,435)
MFS Total Return Series               523,220      2,772,065     (2,248,845)
MFS Value Series                       17,255         29,634        (12,379)
Invesco Van Kampen V.I. Equity
 and Income Fund                    2,880,740      3,802,723       (921,983)
UIF Core Plus Fixed Income
 Portfolio                            821,741      2,100,145     (1,278,404)
UIF Emerging Markets Debt
 Portfolio                             73,841        173,166        (99,325)
UIF Emerging Markets Equity
 Portfolio                            500,292      1,655,456     (1,155,164)
UIF Mid Cap Growth Portfolio          722,616      1,036,894       (314,278)
Invesco Van Kampen V.I. Mid
 Cap Value Fund                       305,593      1,157,005       (851,412)
Morgan Stanley -- Focus Growth
 Portfolio                            281,305      1,309,271     (1,027,966)

-------------------------------------------------------------------------------

                                    UNITS          UNITS      NET INCREASE
SUB-ACCOUNT                        ISSUED        REDEEMED      (DECREASE)
--------------------------------------------------------------------------------
Morgan Stanley -- Multi Cap
 Growth Portfolio                     147,122        664,343       (517,221)
Morgan Stanley -- Mid Cap
 Growth Portfolio                     232,980        531,671       (298,691)
Morgan Stanley -- Flexible
 Income Portfolio                     192,569        542,386       (349,817)
Morgan Stanley -- Growth
 Portfolio                            212,057        782,381       (570,324)
Morgan Stanley -- Money Market
 Portfolio                          6,650,251      8,056,625     (1,406,374)
Morgan Stanley -- Global
 Infrastructure Portfolio              96,101        491,327       (395,226)
Invesco V.I. Select Dimensions
 Equally Weighted S&P 500
 Fund                                 332,613      1,531,365     (1,198,752)
UIF Small Company Growth
 Portfolio                             99,067        274,559       (175,492)
UIF Global Franchise Portfolio        140,873        435,785       (294,912)
Oppenheimer Small- & Mid-Cap
 Growth Fund/VA                       763,104        505,383        257,721
Oppenheimer Capital
 Appreciation Fund/VA                 302,419      1,839,755     (1,537,336)
Oppenheimer Global Securities
 Fund/VA                              452,036      3,982,428     (3,530,392)
Oppenheimer Main Street
 Fund/VA                              144,175        337,174       (192,999)
Oppenheimer Main Street Small-
 & Mid-Cap Fund/VA                  1,006,827      2,766,651     (1,759,824)
Putnam VT Diversified Income
 Fund                               1,061,449      1,591,116       (529,667)
Putnam VT Global Asset
 Allocation Fund                      211,326        191,666         19,660
Putnam VT Growth and Income
 Fund                                  21,686         59,441        (37,755)
Putnam VT International Value
 Fund                                  89,435         75,486         13,949
Putnam VT International Equity
 Fund                               1,020,231      1,308,769       (288,538)
Putnam VT Investors Fund              505,244      1,638,873     (1,133,629)
Putnam VT Multi-Cap Growth
 Fund                                 112,435        174,707        (62,272)
Putnam VT Small Cap Value Fund        370,671        988,078       (617,407)
Putnam VT George Putnam
 Balanced Fund                        189,789        222,789        (33,000)
Putnam VT Voyager Fund                794,647        683,770        110,877
Putnam VT Equity Income Fund          466,927        364,012        102,915
Invesco Van Kampen V.I. Growth
 and Income Fund                      461,510      2,454,309     (1,992,799)
Invesco Van Kampen V.I.
 Comstock Fund                        447,590      2,483,854     (2,036,264)
Invesco Van Kampen V.I.
 Capital Growth Fund                   44,779        112,169        (67,390)
Invesco Van Kampen V.I. Mid
 Cap Growth Fund                       17,721         53,057        (35,336)
Wells Fargo Advantage VT Index
 Asset Allocation Fund                 17,357        167,314       (149,957)
Wells Fargo Advantage VT Total
 Return Bond Fund                     930,768        487,375        443,393
Wells Fargo Advantage VT
 Intrinsic Value Fund                  78,048        324,045       (245,997)
Wells Fargo Advantage VT
 International Equity Fund              7,187          7,021            166
Wells Fargo Advantage VT Small
 Cap Growth Fund                      127,803        529,322       (401,519)
Wells Fargo Advantage VT
 Discovery Fund                         7,305          4,186          3,119
Wells Fargo Advantage VT Small
 Cap Value Fund                            26          1,023           (997)
Wells Fargo Advantage VT
 Opportunity Fund                      25,480         36,000        (10,520)

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

6.     FINANCIAL HIGHLIGHTS:

    The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios representing the lowest and highest contract charges for each of the periods presented within each Sub-Account that had outstanding units as of and for the period ended December 31, 2012. The unit value range presented below represents the unit values of the highest and lowest contract charges, therefore a specific Sub-Account unit value may be outside of the range presented in this table. Financial highlights for net assets allocated to Sub-Accounts that have merged during the period, if applicable, have been shown for the surviving fund.

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS
 BALANCED WEALTH STRATEGY
 PORTFOLIO
 2012                               5,461,452      $11.219522      to      $12.818616         $65,909,035
 2011                               6,645,785       11.391416      to       12.906986          71,764,615
 2010                               8,090,854       10.720387      to       11.838977          91,243,586
 2009                               9,485,906        9.960690      to       10.814618          98,415,836
 2008                              10,845,364        8.249888      to        8.806247          92,416,219
ALLIANCEBERNSTEIN VPS
 INTERNATIONAL VALUE
 PORTFOLIO
 2012                              19,282,359        9.063687      to       12.298405         163,898,336
 2011                              21,686,937        7.996803      to       11.058787         163,784,891
 2010                              22,653,108       10.000912      to       14.095784         215,349,686
 2009                              24,360,222        6.097831      to        9.660906         225,461,994
 2008                              27,561,830        4.650983      to        7.244492         193,054,337
ALLIANCEBERNSTEIN VPS
 SMALL/MID CAP VALUE
 PORTFOLIO
 2012                               2,051,592       14.678471      to       19.194614          28,407,777
 2011                               2,504,848       12.483330      to       16.637043          29,667,108
 2010                               2,977,431       12.463674      to       13.763974          39,082,647
 2009                               2,806,179       10.089911      to       10.954830          29,517,468
 2008                               3,117,531        7.247982      to        7.736813          23,356,681
ALLIANCEBERNSTEIN VPS VALUE
 PORTFOLIO
 2012                               8,662,694       10.089941      to       14.044706          82,321,666
 2011                              11,053,341        8.798492      to       12.481891          92,172,540
 2010                              12,683,573        9.212624      to       13.320158         111,430,522
 2009                              13,751,680        8.330677      to       12.276059         110,062,067
 2008                              14,630,116        6.496340      to        6.934511          98,233,127
ALLIANCEBERNSTEIN VPS
 INTERNATIONAL GROWTH
 PORTFOLIO
 2012                               1,447,334        7.860671      to       14.636537          10,988,655
 2011                               1,789,987        6.872697      to       13.042261          11,943,636
 2010                               2,208,107        8.247734      to       15.952061          17,730,069
 2009                               2,419,921        7.098724      to        7.379407          17,507,794
 2008                               2,079,336        5.227997      to        5.339751          10,978,183
INVESCO V.I. GOVERNMENT
 SECURITIES FUND
 2012                               1,550,012       10.401808      to       10.656446          16,347,534
 2011                               2,043,418       10.470217      to       10.582701          21,523,290
INVESCO V.I. HIGH YIELD FUND
 2012                               1,417,799       10.954583      to       11.262984          15,820,202
 2011                               1,727,044        9.619164      to        9.737940          16,748,984

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS
 BALANCED WEALTH STRATEGY
 PORTFOLIO
 2012                           0.75%     to       2.45%      1.87%     to       1.97%      10.63%     to       12.53%
 2011                           0.75%     to       2.65%        --      to       2.27%      (5.59)%    to       (3.78)%
 2010                           0.75%     to       2.45%      2.52%     to       2.56%       7.63%     to        9.47%
 2009                           0.75%     to       2.45%      0.91%     to       1.14%      21.44%     to       23.52%
 2008                           0.75%     to       2.45%      3.17%     to       3.49%     (31.50)%    to      (30.32)%
ALLIANCEBERNSTEIN VPS
 INTERNATIONAL VALUE
 PORTFOLIO
 2012                           0.75%     to       2.65%      1.32%     to       1.41%      11.21%     to       13.34%
 2011                           0.75%     to       2.65%      3.85%     to       5.13%     (21.55)%    to      (20.04)%
 2010                           0.75%     to       2.65%      2.68%     to      11.35%       1.57%     to        3.52%
 2009                           0.75%     to       2.45%      1.08%     to       1.14%      31.11%     to       33.36%
 2008                           0.75%     to       2.45%      0.90%     to       0.92%     (54.42)%    to      (53.63)%
ALLIANCEBERNSTEIN VPS
 SMALL/MID CAP VALUE
 PORTFOLIO
 2012                           0.75%     to       2.65%      0.28%     to       0.41%      15.37%     to       17.58%
 2011                           0.75%     to       2.65%        --      to       0.26%     (11.01)%    to       (9.30)%
 2010                           0.75%     to       2.45%      0.27%     to       0.29%      23.53%     to       25.64%
 2009                           0.75%     to       2.45%      0.81%     to       0.82%      39.21%     to       41.59%
 2008                           0.75%     to       2.45%      0.40%     to       0.46%     (37.30)%    to      (36.23)%
ALLIANCEBERNSTEIN VPS VALUE
 PORTFOLIO
 2012                           0.75%     to       2.65%      1.56%     to       1.93%      12.52%     to       14.68%
 2011                           0.75%     to       2.65%      0.78%     to       1.16%      (6.29)%    to       (4.50)%
 2010                           0.75%     to       2.65%      0.97%     to       1.77%       8.51%     to       10.59%
 2009                           0.75%     to       2.65%      2.97%     to       2.97%      17.87%     to       20.13%
 2008                           0.75%     to       2.45%      2.36%     to       2.59%     (42.44)%    to      (41.46)%
ALLIANCEBERNSTEIN VPS
 INTERNATIONAL GROWTH
 PORTFOLIO
 2012                           0.75%     to       2.65%      1.35%     to       1.45%      12.22%     to       14.38%
 2011                           0.75%     to       2.65%      2.69%     to       2.83%     (18.24)%    to      (16.67)%
 2010                           0.75%     to       2.65%      1.81%     to       1.97%       9.66%     to       11.77%
 2009                           0.75%     to       2.45%      4.80%     to       4.80%      35.87%     to       38.20%
 2008                           0.75%     to       2.40%        --      to         --      (50.18)%    to      (49.35)%
INVESCO V.I. GOVERNMENT
 SECURITIES FUND
 2012                           1.50%     to       2.85%      2.92%     to       3.02%      (0.65)%    to        0.70%
 2011                           1.50%     to       2.85%        --      to         --        4.70%     to        5.83%
INVESCO V.I. HIGH YIELD FUND
 2012                           1.30%     to       2.85%      5.09%     to       5.12%      13.88%     to       15.66%
 2011                           1.30%     to       2.85%        --      to         --       (3.81)%    to       (2.62)%

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL
 GROWTH FUND
 2012                                 106,094       $9.909800      to      $10.054472          $1,065,264
 2011                                 107,756        8.710644      to        8.811351             948,572
 2010                                 109,165        9.488000      to        9.568935           1,043,769
 2009                                  90,641        8.535965      to        8.582995             777,469
 2008                                  29,800        6.409804      to        6.425832             191,441
INVESCO V.I. DIVERSIFIED
 DIVIDEND FUND+
 2012                               5,490,061       11.015290      to       11.382896          62,188,170
 2011                               6,602,494        9.574800      to        9.712980          63,991,765
AMERICAN FUNDS GLOBAL GROWTH
 FUND
 2012                               2,816,437        1.936644      to       16.830177          37,458,032
 2011                               3,395,209        1.600797      to       14.128659          38,050,062
 2010                               4,247,663        1.779930      to       15.955411          52,943,447
 2009                               4,811,716        1.613666      to       14.722940          54,444,590
 2008                               5,312,188        1.148788      to        7.159287          42,971,049
AMERICAN FUNDS GROWTH FUND
 2012                              16,189,639        1.515544      to       17.208192         182,970,591
 2011                              20,348,343        1.302357      to       15.018465         199,614,005
 2010                              26,109,616        1.378355      to       16.143452         271,805,110
 2009                              31,812,498        1.176587      to       13.995310         282,227,228
 2008                              36,355,634        0.855005      to        5.680541         235,077,488
AMERICAN FUNDS GROWTH-INCOME
 FUND
 2012                              12,585,583        1.360573      to       15.456025         164,643,394
 2011                              15,741,364        1.173261      to       13.536212         179,282,344
 2010                              19,829,452        1.210780      to       14.187486         233,613,057
 2009                              23,644,817        1.100825      to       13.129161         255,479,386
 2008                              26,923,767        0.849750      to        8.391543         226,211,648
AMERICAN FUNDS INTERNATIONAL
 FUND
 2012                               5,413,431        1.786016      to       14.941037          63,751,033
 2011                               6,961,481        1.534576      to       13.038067          71,526,671
 2010                               8,733,498        1.807016      to       15.593154         106,346,684
 2009                              10,616,224        1.707156      to       14.961293         121,552,054
 2008                              12,315,028        1.208820      to        7.122349         100,070,974
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 2012                               1,253,007        2.032043      to       17.839852          19,223,575
 2011                               1,532,597        1.741965      to       15.531967          20,479,653
 2010                               2,072,107        2.182637      to       19.765808          35,102,714
 2009                               2,466,145        1.806309      to       16.612984          34,878,989
 2008                               2,723,676        1.134516      to        7.816645          24,364,190
WELLS FARGO ADVANTAGE VT
 OMEGA GROWTH FUND
 2012                                 184,516       13.606107      to       14.029736           2,561,880
 2011                                 216,524       11.576024      to       11.788274           2,535,732
 2010                                 264,536       12.552740      to       12.624085           3,332,714
FIDELITY VIP EQUITY-INCOME
 PORTFOLIO
 2012                               7,873,762       12.114138      to       16.173323          89,916,855
 2011                               9,752,337       10.426975      to       14.194812          96,421,077
 2010                              11,136,846       10.437162      to       14.503942         110,848,898
 2009                              12,338,775        8.427667      to        9.150684         108,465,628
 2008                              13,563,228        6.649588      to        7.098308          93,228,990

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
INVESCO V.I. INTERNATIONAL
 GROWTH FUND
 2012                           1.00%     to       1.30%      1.33%     to       1.37%      13.77%     to       14.11%
 2011                           1.00%     to       1.30%      1.12%     to       1.16%      (8.19)%    to       (7.92)%
 2010                           1.00%     to       1.30%      1.94%     to       1.97%      11.15%     to       11.49%
 2009                           1.00%     to       1.30%      1.87%     to       2.10%      33.17%     to       33.57%
 2008                           1.00%     to       1.30%      2.04%     to       2.08%     (37.82)%    to      (37.70)%
INVESCO V.I. DIVERSIFIED
 DIVIDEND FUND+
 2012                           1.30%     to       2.85%      1.84%     to       1.93%      15.04%     to       17.19%
 2011                           1.30%     to       2.85%        --      to         --       (4.25)%    to       (2.87)%
AMERICAN FUNDS GLOBAL GROWTH
 FUND
 2012                           1.30%     to       2.85%      0.96%     to       1.08%      19.12%     to       20.98%
 2011                           1.30%     to       2.85%      0.58%     to       1.10%     (11.45)%    to      (10.06)%
 2010                           1.30%     to       2.85%      1.44%     to       1.50%       8.61%     to       10.30%
 2009                           1.30%     to       2.65%      0.94%     to       1.35%      38.58%     to       40.47%
 2008                           1.30%     to       2.60%      1.53%     to       1.75%     (39.97)%    to      (39.19)%
AMERICAN FUNDS GROWTH FUND
 2012                           1.30%     to       2.85%      0.75%     to       0.81%      14.58%     to       16.37%
 2011                           1.30%     to       2.85%      0.54%     to       0.67%      (6.97)%    to       (5.51)%
 2010                           1.30%     to       2.85%      0.69%     to       1.04%      15.35%     to       17.15%
 2009                           1.30%     to       2.85%      0.65%     to       2.23%      35.50%     to       37.61%
 2008                           1.30%     to       2.60%      0.72%     to       0.73%     (45.41)%    to      (44.70)%
AMERICAN FUNDS GROWTH-INCOME
 FUND
 2012                           1.30%     to       2.85%      1.49%     to       1.58%      14.18%     to       15.97%
 2011                           1.30%     to       2.85%      1.42%     to       1.43%      (4.59)%    to       (3.10)%
 2010                           1.30%     to       2.85%      1.50%     to       2.38%       8.30%     to        9.99%
 2009                           1.30%     to       2.65%      1.60%     to       4.23%      27.81%     to       29.55%
 2008                           1.30%     to       2.60%      1.59%     to       1.63%     (39.45)%    to      (38.65)%
AMERICAN FUNDS INTERNATIONAL
 FUND
 2012                           1.30%     to       2.85%      1.51%     to       1.54%      14.60%     to       16.38%
 2011                           1.30%     to       2.85%      1.61%     to       1.79%     (16.39)%    to      (15.08)%
 2010                           1.30%     to       2.85%      1.96%     to       3.01%       4.22%     to        5.85%
 2009                           1.30%     to       2.85%      1.13%     to       1.53%      39.05%     to       41.23%
 2008                           1.30%     to       2.60%      1.63%     to       1.66%     (43.61)%    to      (42.87)%
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION FUND
 2012                           1.30%     to       2.85%      1.25%     to       1.34%      14.86%     to       16.65%
 2011                           1.30%     to       2.85%      1.25%     to       1.40%     (21.42)%    to      (20.19)%
 2010                           1.30%     to       2.85%      1.79%     to       2.02%      18.98%     to       20.83%
 2009                           1.30%     to       2.85%      0.28%     to       1.03%      56.77%     to       59.21%
 2008                           1.30%     to       2.60%        --      to         --      (54.72)%    to      (54.12)%
WELLS FARGO ADVANTAGE VT
 OMEGA GROWTH FUND
 2012                           1.15%     to       2.40%        --      to         --       17.54%     to       19.01%
 2011                           1.15%     to       2.40%        --      to         --       (7.78)%    to       (6.62)%
 2010                           0.52%     to       1.09%        --      to         --       25.53%     to       26.24%
FIDELITY VIP EQUITY-INCOME
 PORTFOLIO
 2012                           0.75%     to       2.70%      2.67%     to       2.98%      13.94%     to       16.18%
 2011                           0.75%     to       2.70%      2.32%     to       2.47%      (2.03)%    to       (0.10)%
 2010                           0.75%     to       2.65%      1.59%     to       3.28%      11.91%     to       14.06%
 2009                           0.75%     to       2.45%      1.97%     to       2.15%      26.74%     to       28.91%
 2008                           0.75%     to       2.45%      1.83%     to       2.51%     (44.20)%    to      (43.24)%

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH PORTFOLIO
 2012                               3,290,966      $13.092760      to      $16.387763         $40,555,290
 2011                               3,257,118       11.530588      to       14.716451          35,588,924
 2010                               3,636,812       11.621232      to       15.140265          40,241,265
 2009                               4,161,437        8.706200      to        9.453023          37,759,820
 2008                               4,718,917        6.972324      to        7.442810          33,982,335
FIDELITY VIP CONTRAFUND
 PORTFOLIO
 2012                              28,797,388       14.492862      to       16.392891         394,673,248
 2011                              34,768,858       12.572635      to       14.500794         415,815,519
 2010                              41,496,918       13.030114      to       15.340729         517,456,721
 2009                              47,299,692       10.340831      to       11.227714         511,511,847
 2008                              52,886,872        7.822733      to        8.350476         428,699,864
FIDELITY VIP MID CAP
 PORTFOLIO
 2012                               7,316,349       15.344540      to       17.285596         105,346,954
 2011                               8,854,514       13.494815      to       15.501125         112,915,561
 2010                              10,652,547       15.251669      to       17.883417         154,545,822
 2009                              11,267,007       11.951681      to       14.282434         129,049,709
 2008                              11,660,937        8.071916      to        8.616452          97,211,504
FIDELITY VIP VALUE STRATEGIES
 PORTFOLIO
 2012                                 990,570       13.591300      to       22.119855          12,743,430
 2011                               1,019,981       10.776854      to       17.884524          10,442,095
 2010                               1,487,091       11.936816      to       20.221422          16,860,050
 2009                               1,544,976        9.519435      to       16.435205          14,071,886
 2008                               1,207,479        5.717159      to        6.103049           7,112,198
FIDELITY VIP DYNAMIC CAPITAL
 APPRECIATION PORTFOLIO
 2012                                 492,899        9.437406      to       10.296883           4,878,077
 2011                                 282,667        7.907296      to        8.486346           2,330,637
 2010                                 263,474        8.330097      to        8.793676           2,302,500
 2009                                 267,129        7.231608      to        7.509249           1,961,720
 2008                                 177,907        5.455028      to        5.571733             979,963
FRANKLIN INCOME SECURITIES
 FUND
 2012                                 330,941       12.089034      to       12.265726           4,044,496
 2011                                 333,625       10.880501      to       11.006459           3,662,744
 2010                                 372,149       10.776531      to       10.868618           4,037,529
 2009                                 400,763        9.700733      to        9.754336           3,903,300
 2008                                 206,828        7.259758      to        7.278020           1,504,421
FRANKLIN SMALL-MID CAP GROWTH
 SECURITIES FUND
 2012                               2,191,630        1.356754      to       17.333549          21,352,705
 2011                               2,769,160        1.239954      to       16.088785          25,026,693
 2010                               3,444,856        1.319964      to       17.394707          33,350,302
 2009                               4,203,728        1.047791      to       14.054106          31,884,193
 2008                               4,857,480        0.739330      to        4.470802          25,807,578
FRANKLIN SMALL CAP VALUE
 SECURITIES FUND
 2012                                  59,656       12.508989      to       12.691933             755,818
 2011                                  60,993       10.715206      to       10.839361             660,492
 2010                                  60,375       11.292781      to       11.389367             687,077
 2009                                  51,604        8.927940      to        8.977355             463,015
 2008                                  15,181        7.009158      to        7.026821             106,654

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH PORTFOLIO
 2012                           0.75%     to       2.70%      0.31%     to       0.36%      11.36%     to       13.55%
 2011                           0.75%     to       2.70%      0.12%     to       0.14%      (2.70)%    to       (0.78)%
 2010                           0.75%     to       2.65%      0.03%     to       0.03%      20.63%     to       22.94%
 2009                           0.75%     to       2.45%      0.20%     to       0.23%      24.87%     to       27.01%
 2008                           0.75%     to       2.45%      0.60%     to       0.64%     (48.59)%    to      (47.70)%
FIDELITY VIP CONTRAFUND
 PORTFOLIO
 2012                           0.75%     to       2.70%      1.03%     to       1.14%      13.05%     to       15.27%
 2011                           0.75%     to       2.70%      0.73%     to       0.85%      (5.38)%    to       (3.51)%
 2010                           0.75%     to       2.65%      0.64%     to       0.99%      13.87%     to       16.05%
 2009                           0.75%     to       2.45%      1.17%     to       1.26%      32.19%     to       34.46%
 2008                           0.75%     to       2.45%      0.67%     to       0.85%     (44.08)%    to      (43.12)%
FIDELITY VIP MID CAP
 PORTFOLIO
 2012                           0.75%     to       2.70%      0.37%     to       0.40%      11.51%     to       13.71%
 2011                           0.75%     to       2.70%      0.02%     to       0.02%     (13.23)%    to      (11.52)%
 2010                           0.75%     to       2.65%      0.12%     to       0.41%      25.21%     to       27.61%
 2009                           0.75%     to       2.65%      0.48%     to       1.02%      36.10%     to       38.71%
 2008                           0.75%     to       2.45%      0.24%     to       0.24%     (41.07)%    to      (40.06)%
FIDELITY VIP VALUE STRATEGIES
 PORTFOLIO
 2012                           0.75%     to       2.70%      0.38%     to       0.45%      23.68%     to       26.12%
 2011                           0.75%     to       2.70%      0.64%     to       0.83%     (11.46)%    to       (9.72)%
 2010                           0.75%     to       2.65%      0.30%     to       0.34%      23.04%     to       25.39%
 2009                           0.75%     to       2.65%      0.45%     to       0.80%      53.04%     to       55.98%
 2008                           0.75%     to       2.45%      0.58%     to       0.58%     (52.47)%    to      (51.65)%
FIDELITY VIP DYNAMIC CAPITAL
 APPRECIATION PORTFOLIO
 2012                           0.75%     to       2.40%      0.56%     to       0.88%      19.35%     to       21.33%
 2011                           0.75%     to       2.40%        --      to         --       (5.08)%    to       (3.49)%
 2010                           0.75%     to       2.40%      0.12%     to       0.21%      15.19%     to       17.11%
 2009                           0.75%     to       2.40%      0.01%     to       0.02%      32.57%     to       34.77%
 2008                           0.75%     to       2.40%      0.80%     to       0.83%     (42.74)%    to      (41.79)%
FRANKLIN INCOME SECURITIES
 FUND
 2012                           1.00%     to       1.30%      6.13%     to       6.22%      11.11%     to       11.44%
 2011                           1.00%     to       1.30%      5.58%     to       5.60%       0.96%     to        1.27%
 2010                           1.00%     to       1.30%      5.81%     to       6.45%      11.09%     to       11.42%
 2009                           1.00%     to       1.30%      7.33%     to       8.05%      33.62%     to       34.03%
 2008                           1.00%     to       1.30%      0.19%     to       1.51%     (30.92)%    to      (30.78)%
FRANKLIN SMALL-MID CAP GROWTH
 SECURITIES FUND
 2012                           1.30%     to       2.85%        --      to         --        7.74%     to        9.42%
 2011                           1.30%     to       2.85%        --      to         --       (7.51)%    to       (6.06)%
 2010                           1.30%     to       2.85%        --      to         --       24.04%     to       25.98%
 2009                           1.30%     to       2.65%        --      to         --       39.82%     to       41.72%
 2008                           1.30%     to       2.60%        --      to         --      (43.98)%    to      (43.24)%
FRANKLIN SMALL CAP VALUE
 SECURITIES FUND
 2012                           1.00%     to       1.30%      0.65%     to       0.69%      16.74%     to       17.09%
 2011                           1.00%     to       1.30%      0.56%     to       0.58%      (5.11)%    to       (4.83)%
 2010                           1.00%     to       1.30%      0.58%     to       0.68%      26.49%     to       26.87%
 2009                           1.00%     to       1.30%      1.39%     to       1.86%      27.38%     to       27.76%
 2008                           1.00%     to       1.30%      0.15%     to       0.15%     (34.98)%    to      (34.85)%

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
FRANKLIN STRATEGIC INCOME
 SECURITIES FUND
 2012                               4,273,143       $2.031588      to      $15.260068         $81,403,803
 2011                               5,098,617        1.819437      to       13.879831          88,660,688
 2010                               6,362,011        1.793457      to       13.895333         110,012,270
 2009                               7,133,179        1.633768      to       12.855764         115,396,444
 2008                               7,264,069        1.312418      to       12.697219          95,764,600
MUTUAL SHARES SECURITIES FUND
 2012                               3,999,638       10.214946      to       14.595381          59,638,157
 2011                               4,968,556        9.034795      to       13.144834          66,483,632
 2010                               6,399,445        9.229000      to       13.667615          87,563,905
 2009                               7,643,529        8.393589      to       12.646702          96,321,670
 2008                               8,662,902        6.731630      to       10.149532          89,388,194
TEMPLETON DEVELOPING MARKETS
 SECURITIES FUND
 2012                                 708,721        2.962340      to       18.120821          15,635,259
 2011                                 855,812        2.646401      to       16.440986          16,805,497
 2010                               1,138,372        3.179308      to       20.060726          26,923,425
 2009                               1,286,660        2.733475      to       20.261118          26,824,769
 2008                               1,259,010        1.597720      to       11.997433          15,494,023
TEMPLETON GROWTH SECURITIES
 FUND
 2012                               1,615,621        9.663708      to       15.025989          19,167,651
 2011                               2,063,386        8.065299      to       12.769965          20,669,682
 2010                               2,608,906        8.773263      to       14.184236          28,895,773
 2009                               3,194,570        8.257399      to       13.562075          34,180,658
 2008                               3,529,845        6.367763      to        8.129257          29,582,961
MUTUAL GLOBAL DISCOVERY
 SECURITIES FUND
 2012                                  38,838       10.871629      to       11.030518             428,172
 2011                                  38,572        9.723818      to        9.836390             379,213
 2010                                  35,962       10.163764      to       10.250605             368,200
 2009                                  48,090        9.203811      to        9.254670             444,351
 2008                                   5,057        7.587776      to        7.587776              38,375
TEMPLETON GLOBAL BOND
 SECURITIES FUND
 2012                                 114,076       14.529591      to       14.741891           1,675,724
 2011                                 116,598       12.803269      to       12.951447           1,505,343
 2010                                 108,971       13.096251      to       13.208123           1,434,842
 2009                                  83,594       11.609181      to       11.673293             974,084
 2008                                  47,154        9.917849      to        9.942749             468,298
HARTFORD BALANCED HLS FUND+
 2012                              27,519,801        1.407604      to       15.527004          46,881,825
 2011                              30,126,236        1.266006      to       14.232758          46,438,966
 2010                              35,090,999        1.252295      to       14.348822          53,314,446
 2009                              30,286,081        1.125166      to       13.139332          41,921,084
 2008                              30,972,497        0.810892      to        0.870096          33,299,989
HARTFORD TOTAL RETURN BOND
 HLS FUND
 2012                              254,032,634       2.018825      to       13.121114         603,732,869
 2011                              283,663,325       1.891466      to       12.529041         634,968,710
 2010                              322,038,720       1.781162      to       12.024711         672,918,412
 2009                              345,695,313       1.669168      to       11.484705         680,265,550
 2008                              340,858,585       1.369854      to        1.462244         582,102,684

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
FRANKLIN STRATEGIC INCOME
 SECURITIES FUND
 2012                           1.30%     to       2.85%      7.13%     to      10.01%       9.94%     to       11.66%
 2011                           1.30%     to       2.85%      5.25%     to       5.92%      (0.11)%    to        1.45%
 2010                           1.30%     to       2.85%      3.22%     to       5.35%       8.09%     to        9.77%
 2009                           1.30%     to       2.85%      8.29%     to       8.29%      22.57%     to       24.49%
 2008                           1.30%     to       2.60%      6.13%     to       6.96%     (13.31)%    to      (12.18)%
MUTUAL SHARES SECURITIES FUND
 2012                           1.00%     to       2.85%      1.70%     to       2.00%      11.04%     to       13.06%
 2011                           1.00%     to       2.85%      2.26%     to       2.96%      (3.82)%    to       (2.10)%
 2010                           1.00%     to       2.85%      1.53%     to       1.57%       8.07%     to        9.95%
 2009                           1.00%     to       2.85%      2.40%     to       2.40%      22.51%     to       24.69%
 2008                           1.00%     to       2.60%      2.82%     to       2.90%     (38.73)%    to      (34.27)%
TEMPLETON DEVELOPING MARKETS
 SECURITIES FUND
 2012                           1.30%     to       2.85%      1.64%     to       2.61%      10.22%     to       11.94%
 2011                           1.30%     to       2.85%      1.25%     to       1.45%     (18.04)%    to      (16.76)%
 2010                           1.30%     to       2.85%      1.75%     to       1.76%      14.52%     to       16.31%
 2009                           1.30%     to       2.60%      4.68%     to       4.75%      68.88%     to       71.09%
 2008                           1.30%     to       2.60%      2.88%     to       3.05%     (53.84)%    to      (53.23)%
TEMPLETON GROWTH SECURITIES
 FUND
 2012                           1.00%     to       2.85%      1.90%     to       1.96%      17.67%     to       19.82%
 2011                           1.00%     to       2.85%      1.28%     to       1.32%      (9.59)%    to       (8.07)%
 2010                           1.00%     to       2.65%      1.19%     to       1.56%       4.59%     to        6.25%
 2009                           1.00%     to       2.65%      3.28%     to       3.28%      27.68%     to       29.68%
 2008                           1.00%     to       2.60%      0.10%     to       1.76%     (43.81)%    to      (38.49)%
MUTUAL GLOBAL DISCOVERY
 SECURITIES FUND
 2012                           1.00%     to       1.30%      2.56%     to       2.74%      11.80%     to       12.14%
 2011                           1.00%     to       1.30%      2.18%     to       2.75%      (4.33)%    to       (4.04)%
 2010                           1.00%     to       1.30%      1.20%     to       1.64%      10.43%     to       10.76%
 2009                           1.00%     to       1.30%      1.71%     to       1.75%      21.60%     to       21.97%
 2008                           1.00%     to       1.00%      2.39%     to       2.39%     (25.87)%    to      (25.87)%
TEMPLETON GLOBAL BOND
 SECURITIES FUND
 2012                           1.00%     to       1.30%      6.10%     to       6.37%      13.48%     to       13.82%
 2011                           1.00%     to       1.30%      5.49%     to       5.71%      (2.24)%    to       (1.94)%
 2010                           1.00%     to       1.30%      1.38%     to       1.45%      12.81%     to       13.15%
 2009                           1.00%     to       1.30%     12.97%     to      14.48%      17.05%     to       17.41%
 2008                           1.00%     to       1.30%      0.28%     to       0.28%       0.06%     to        0.27%
HARTFORD BALANCED HLS FUND+
 2012                           0.75%     to       2.65%      2.71%     to       2.80%       9.09%     to       11.18%
 2011                           0.75%     to       2.65%      1.64%     to       3.01%      (0.81)%    to        1.09%
 2010                           0.75%     to       2.65%      1.48%     to       1.57%       9.21%     to       11.30%
 2009                           0.75%     to       2.65%      2.30%     to       5.64%      26.88%     to       29.32%
 2008                           0.75%     to       2.45%      3.26%     to       3.37%     (33.30)%    to      (32.15)%
HARTFORD TOTAL RETURN BOND
 HLS FUND
 2012                           0.75%     to       2.65%      3.99%     to       4.61%       4.73%     to        6.73%
 2011                           0.75%     to       2.65%      0.21%     to       0.28%       4.19%     to        6.19%
 2010                           0.75%     to       2.65%      4.08%     to      10.74%       4.70%     to        6.71%
 2009                           0.75%     to       2.65%      3.95%     to      10.57%      12.00%     to       14.15%
 2008                           0.75%     to       2.45%      5.03%     to       7.16%      (9.86)%    to       (8.32)%

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION
 HLS FUND
 2012                               6,985,647      $12.780410      to      $16.704995         $83,839,708
 2011                               8,462,928       10.881142      to       14.495182          87,279,646
 2010                               9,718,486       12.374494      to       16.801253         115,050,037
 2009                               8,969,835       10.476280      to       10.701705          92,510,894
 2008                               1,459,600        7.371198      to        7.401954           9,919,327
HARTFORD DIVIDEND AND GROWTH
 HLS FUND
 2012                              187,922,381       1.884399      to       15.104414         401,660,718
 2011                              223,595,777       1.671386      to       13.653929         426,049,774
 2010                              250,852,760       1.662078      to       13.838538         477,827,005
 2009                              275,857,618       1.280144      to        1.479238         469,292,062
 2008                              298,661,336       1.052246      to        1.195400         409,761,121
HARTFORD GLOBAL RESEARCH HLS
 FUND
 2012                                 174,763        9.828213      to       10.645075           1,821,865
 2011                                 141,878        8.502933      to        9.059013           1,255,420
 2010                                 164,158        9.601036      to       10.061290           1,610,609
 2009                                 202,543        8.476750      to        8.737909           1,740,040
 2008                                  48,640        6.109152      to        6.173557             298,366
HARTFORD GLOBAL GROWTH HLS
 FUND
 2012                               6,136,835        1.342516      to       15.603493          10,087,638
 2011                               7,310,361        1.096068      to       12.983312           9,773,916
 2010                               8,310,467        1.282407      to        8.309535          13,138,329
 2009                               9,598,407        1.130896      to        7.453319          13,590,626
 2008                              10,879,416        0.840008      to        5.631148          12,068,471
HARTFORD DISCIPLINED EQUITY
 HLS FUND
 2012                              174,236,751       1.318796      to       15.981739         243,023,429
 2011                              223,050,985       1.129674      to       13.952267         265,972,586
 2010                              277,822,332       1.125208      to       14.163838         329,992,801
 2009                              320,779,402       0.994065      to        1.078275         338,385,719
 2008                              353,862,690       0.797115      to        0.879458         302,422,279
HARTFORD GROWTH HLS FUND
 2012                              17,037,429        1.306935      to        1.526743          24,577,308
 2011                              24,741,807        1.130457      to        1.298990          30,287,097
 2010                              29,610,352        1.266333      to        1.437446          40,045,795
 2009                              21,370,308        1.091277      to        1.213267          24,662,140
 2008                              24,333,514        0.829923      to        0.910599          21,177,596
HARTFORD GROWTH OPPORTUNITIES
 HLS FUND
 2012                              46,586,169        1.937740      to       16.665811          91,736,573
 2011                              58,007,847        1.538976      to       13.496611          89,363,566
 2010                              69,259,754        1.701546      to       15.232438         116,403,129
 2009                              81,204,646        1.306706      to        1.458218         116,336,384
 2008                              92,700,860        1.033217      to        1.133580         104,182,919
HARTFORD HIGH YIELD HLS FUND
 2012                              41,228,975        2.135257      to       19.532530          88,284,781
 2011                              45,075,007        1.881989      to       17.545780          85,293,313
 2010                              49,066,065        1.811122      to       17.208998          89,083,229
 2009                              45,285,831        1.456931      to        1.571038          71,952,731
 2008                              31,834,508        0.992304      to        1.052015          33,804,866

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
HARTFORD CAPITAL APPRECIATION
 HLS FUND
 2012                           0.75%     to       2.65%      1.36%     to       1.73%      15.25%     to       17.45%
 2011                           0.75%     to       2.65%      0.70%     to       1.23%     (13.73)%    to      (12.07)%
 2010                           0.75%     to       2.65%      0.56%     to       0.82%      13.46%     to       15.63%
 2009                           0.75%     to       2.45%      1.38%     to       2.64%      42.14%     to       44.58%
 2008                           0.75%     to       2.40%      5.03%     to       5.82%      (1.85)%    to       (1.63)%
HARTFORD DIVIDEND AND GROWTH
 HLS FUND
 2012                           0.75%     to       2.65%      2.11%     to       2.59%      10.62%     to       12.74%
 2011                           0.75%     to       2.65%      1.93%     to       2.77%      (1.33)%    to        0.56%
 2010                           0.75%     to       2.65%      1.93%     to       7.65%      10.25%     to       12.36%
 2009                           0.75%     to       2.45%      2.30%     to       2.55%      21.66%     to       23.74%
 2008                           0.75%     to       2.45%      1.78%     to       2.46%     (34.07)%    to      (32.94)%
HARTFORD GLOBAL RESEARCH HLS
 FUND
 2012                           0.75%     to       2.40%      1.13%     to       1.22%      15.59%     to       17.51%
 2011                           0.75%     to       2.40%      0.01%     to       0.01%     (11.44)%    to       (9.96)%
 2010                           0.75%     to       2.40%      0.98%     to       1.04%      13.26%     to       15.15%
 2009                           0.75%     to       2.40%      1.23%     to       1.50%      38.76%     to       41.06%
 2008                           1.15%     to       2.40%      0.31%     to       3.39%     (41.62)%    to      (41.13)%
HARTFORD GLOBAL GROWTH HLS
 FUND
 2012                           0.75%     to       2.65%      0.39%     to       0.56%      20.18%     to       22.48%
 2011                           0.75%     to       2.65%      0.03%     to       0.04%     (16.14)%    to      (14.53)%
 2010                           0.75%     to       2.45%      0.11%     to       0.26%      11.49%     to       13.40%
 2009                           0.75%     to       2.45%      0.72%     to       0.76%      32.36%     to       34.63%
 2008                           0.75%     to       2.45%      0.71%     to       0.74%     (53.61)%    to      (52.81)%
HARTFORD DISCIPLINED EQUITY
 HLS FUND
 2012                           0.75%     to       2.65%      1.58%     to       1.86%      14.55%     to       16.74%
 2011                           0.75%     to       2.65%      1.13%     to       2.80%      (1.49)%    to        0.40%
 2010                           0.75%     to       2.65%      1.37%     to       2.39%      11.07%     to       13.19%
 2009                           0.75%     to       2.45%      1.62%     to       1.64%      22.61%     to       24.71%
 2008                           0.75%     to       2.45%      0.61%     to       1.20%     (38.79)%    to      (37.74)%
HARTFORD GROWTH HLS FUND
 2012                           0.75%     to       2.40%        --      to         --       15.61%     to       17.53%
 2011                           0.75%     to       2.40%      0.13%     to       0.16%     (11.11)%    to       (9.63)%
 2010                           0.75%     to       2.45%      0.03%     to       0.03%      16.48%     to       18.48%
 2009                           0.75%     to       2.40%      0.44%     to       0.47%      31.06%     to       33.24%
 2008                           0.75%     to       2.45%      0.26%     to       0.40%     (43.20)%    to      (42.22)%
HARTFORD GROWTH OPPORTUNITIES
 HLS FUND
 2012                           0.75%     to       2.70%        --      to         --       23.48%     to       25.91%
 2011                           0.75%     to       2.70%        --      to         --      (11.30)%    to       (9.55)%
 2010                           0.75%     to       2.65%      0.02%     to       0.02%      14.49%     to       16.69%
 2009                           0.75%     to       2.45%      0.52%     to       0.53%      26.47%     to       28.64%
 2008                           0.75%     to       2.45%      0.35%     to       0.46%     (46.98)%    to      (46.07)%
HARTFORD HIGH YIELD HLS FUND
 2012                           0.75%     to       2.65%      8.85%     to      10.47%      11.32%     to       13.46%
 2011                           0.75%     to       2.65%      9.42%     to       9.54%       1.96%     to        3.91%
 2010                           0.75%     to       2.65%      0.68%     to       0.68%      13.11%     to       15.28%
 2009                           0.75%     to       2.45%      9.79%     to      10.92%      46.82%     to       49.34%
 2008                           0.75%     to       2.45%     10.06%     to      10.27%     (27.04)%    to      (25.79)%

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND
 2012                              15,267,466       $1.107181      to       $1.216351         $27,792,640
 2011                              11,091,063        0.977451      to        1.059850          16,741,491
 2010                              15,809,762        0.983891      to        1.048831          22,082,680
 2009                              17,923,535        0.878793      to        0.921031          21,308,547
 2008                              15,248,028        0.713911      to        0.735613          14,391,935
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 2012                              88,120,008        1.552645      to       15.195948         151,315,132
 2011                              109,715,175       1.301482      to       12.982010         159,414,100
 2010                              123,136,021       1.524253      to       15.496334         210,519,050
 2009                              86,085,373        1.341398      to        8.952868         130,060,940
 2008                              94,392,253        1.012667      to        6.874800         108,383,304
HARTFORD SMALL/MID CAP EQUITY
 HLS FUND
 2012                               1,718,375       10.703208      to       19.760799          17,801,615
 2011                               1,221,788        9.306563      to       17.511714          11,079,465
 2010                               1,562,943        8.969653      to        9.484348          14,471,224
 2009                               1,677,361        7.313253      to        7.594047          12,539,330
 2008                                 441,749        5.065890      to        5.174315           2,262,617
HARTFORD MIDCAP VALUE HLS
 FUND
 2012                                 508,217       13.235223      to       13.884610           6,920,442
 2011                                 551,078       10.876518      to       11.195539           6,093,144
 2010                                 620,554       12.227077      to       12.335637           7,620,277
HARTFORD MONEY MARKET HLS
 FUND
 2012                              104,792,387       1.190255      to        8.981782         136,103,610
 2011                              128,612,936       1.199199      to        9.223002         170,183,551
 2010                              131,805,685       1.208270      to        9.470696         173,057,253
 2009                              184,422,964       1.010955      to        1.217394         246,906,173
 2008                              301,732,648       1.035301      to        1.225735         409,161,975
HARTFORD SMALL COMPANY HLS
 FUND
 2012                              21,669,481        1.875066      to       16.862065          45,314,531
 2011                              28,096,942        1.633676      to       14.973029          52,247,495
 2010                              31,853,667        1.703225      to       15.910332          62,271,402
 2009                              34,133,525        1.130532      to        1.382440          53,748,249
 2008                              36,517,360        0.896115      to        1.077311          44,643,525
HARTFORD SMALLCAP GROWTH HLS
 FUND
 2012                              19,668,095        1.876921      to       21.029882          37,822,393
 2011                              23,144,496        1.610827      to       18.403649          38,423,970
 2010                              27,986,784        1.600207      to       18.662145          45,127,395
 2009                              28,134,590        1.057909      to        1.180637          32,168,199
 2008                              30,291,668        0.800757      to        0.878590          26,040,863
HARTFORD STOCK HLS FUND
 2012                              21,564,594        1.155940      to       17.077059          28,705,195
 2011                              25,281,078        1.018186      to       15.330329          30,109,816
 2010                              29,571,085        0.966224      to        1.037207          36,944,100
 2009                              33,877,472        0.862513      to        0.910292          37,621,782
 2008                              37,429,223        0.624503      to        0.647997          30,307,684

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
HARTFORD INDEX HLS FUND
 2012                           0.75%     to       2.40%      1.78%     to       1.86%      12.89%     to       14.77%
 2011                           0.75%     to       2.45%      0.49%     to       1.65%      (0.65)%    to        1.05%
 2010                           0.75%     to       2.45%      1.75%     to       1.79%      11.96%     to       13.88%
 2009                           0.75%     to       2.45%      1.98%     to       2.29%      23.10%     to       25.21%
 2008                           0.75%     to       2.45%      1.06%     to       2.43%     (38.64)%    to      (37.58)%
HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND
 2012                           0.75%     to       2.65%      1.88%     to       2.27%      17.05%     to       19.30%
 2011                           0.75%     to       2.65%      0.04%     to       0.08%     (16.23)%    to      (14.62)%
 2010                           0.75%     to       2.65%      1.57%     to       3.10%      11.50%     to       13.63%
 2009                           0.75%     to       2.45%      2.09%     to       2.14%      30.23%     to       32.46%
 2008                           0.75%     to       2.45%      2.30%     to       2.41%     (43.65)%    to      (42.68)%
HARTFORD SMALL/MID CAP EQUITY
 HLS FUND
 2012                           0.75%     to       2.65%      0.56%     to       0.57%      12.84%     to       15.01%
 2011                           0.75%     to       2.65%        --      to         --       (3.72)%    to       (1.87)%
 2010                           0.75%     to       2.45%      0.63%     to       0.70%      22.79%     to       24.89%
 2009                           0.75%     to       2.40%      0.40%     to       0.45%      44.36%     to       46.76%
 2008                           0.75%     to       2.40%      0.26%     to       0.47%     (48.11)%    to      (47.25)%
HARTFORD MIDCAP VALUE HLS
 FUND
 2012                           0.75%     to       2.65%      1.20%     to       1.20%      21.69%     to       24.02%
 2011                           0.75%     to       2.65%      0.01%     to       0.01%     (10.95)%    to       (9.24)%
 2010                           0.75%     to       2.45%      0.63%     to       0.69%      22.27%     to       23.36%
HARTFORD MONEY MARKET HLS
 FUND
 2012                           0.75%     to       2.65%        --      to         --       (2.62)%    to       (0.75)%
 2011                           0.75%     to       2.65%        --      to         --       (2.62)%    to       (0.75)%
 2010                           0.75%     to       2.65%        --      to         --       (2.62)%    to       (0.75)%
 2009                           0.75%     to       2.45%      0.06%     to       0.07%      (2.35)%    to       (0.68)%
 2008                           0.75%     to       2.45%      1.75%     to       1.94%      (0.34)%    to        1.37%
HARTFORD SMALL COMPANY HLS
 FUND
 2012                           0.75%     to       2.65%        --      to         --       12.62%     to       14.78%
 2011                           0.75%     to       2.65%        --      to         --       (5.89)%    to       (4.08)%
 2010                           0.75%     to       2.65%        --      to         --       20.89%     to       23.20%
 2009                           0.75%     to       2.45%      0.01%     to       0.01%      26.16%     to       28.32%
 2008                           0.75%     to       2.45%      0.11%     to       0.11%     (42.05)%    to      (41.05)%
HARTFORD SMALLCAP GROWTH HLS
 FUND
 2012                           0.75%     to       2.70%        --      to         --       14.27%     to       16.52%
 2011                           0.75%     to       2.70%        --      to         --       (1.28)%    to        0.66%
 2010                           0.75%     to       2.65%        --      to         --       32.99%     to       35.54%
 2009                           0.75%     to       2.45%      0.08%     to       0.09%      32.11%     to       34.38%
 2008                           0.75%     to       2.45%      0.44%     to       0.46%     (38.94)%    to      (37.89)%
HARTFORD STOCK HLS FUND
 2012                           0.75%     to       2.65%      1.71%     to       2.09%      11.39%     to       13.53%
 2011                           0.75%     to       2.65%      1.34%     to       2.16%      (3.68)%    to       (1.83)%
 2010                           0.75%     to       2.45%      1.17%     to       1.45%      12.02%     to       13.94%
 2009                           0.75%     to       2.45%      1.58%     to       1.64%      38.11%     to       40.48%
 2008                           0.75%     to       2.45%      1.29%     to       2.15%     (44.51)%    to      (43.56)%

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
 2012                              188,092,808      $1.322709      to      $10.520796        $231,525,940
 2011                              197,642,933       1.285166      to       10.418250         237,619,463
 2010                              234,473,745       1.234656      to       10.200692         271,819,586
 2009                              255,763,185       1.074005      to        1.198495         289,765,360
 2008                              288,236,914       1.064651      to        1.168037         320,538,888
HARTFORD VALUE HLS FUND
 2012                              73,443,388        1.564597      to       15.130819         107,470,519
 2011                              96,755,614        1.347487      to       13.287624         122,070,420
 2010                              114,772,493       1.384725      to       13.938601         149,437,870
 2009                              65,236,453        1.083181      to        1.216669          74,905,292
 2008                              71,635,098        0.892530      to        0.985619          66,991,289
AMERICAN FUNDS BOND HLS FUND
 2012                                 493,170       11.189966      to       11.347774           5,582,152
 2011                                 482,654       10.794991      to       10.914436           5,257,314
 2010                                 594,379       10.332332      to       10.415366           6,177,240
 2009                                 434,200        9.861068      to        9.910553           4,298,634
 2008                                 114,143        8.901131      to        8.919032           1,017,845
AMERICAN FUNDS GLOBAL GROWTH
 HLS FUND
 2012                                  35,334       10.564603      to       10.713683             377,755
 2011                                  35,428        8.758795      to        8.855800             313,351
 2010                                  35,924        9.770869      to        9.849449             353,287
 2009                                  35,171        8.885138      to        8.929801             313,941
 2008                                  21,145        6.348879      to        6.361685             134,461
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION HLS FUND
 2012                                  98,430        8.939602      to        9.065759             888,914
 2011                                 123,638        7.684986      to        7.770109             957,494
 2010                                 115,645        9.659874      to        9.737553           1,123,409
 2009                                 118,150        8.017227      to        8.057530             950,517
 2008                                  31,107        5.051966      to        5.062163             157,429
AMERICAN FUNDS GROWTH HLS
 FUND
 2012                                 406,972       10.217494      to       10.361682           4,206,239
 2011                                 464,674        8.804850      to        8.902363           4,127,666
 2010                                 496,984        9.347299      to        9.422493           4,675,047
 2009                                 459,984        8.000594      to        8.040827           3,694,228
 2008                                 120,352        5.830348      to        5.842125             702,973
AMERICAN FUNDS GROWTH-INCOME
 HLS FUND
 2012                                 222,840       10.202440      to       10.346430           2,297,589
 2011                                 263,046        8.821638      to        8.919354           2,338,851
 2010                                 281,225        9.130561      to        9.204009           2,582,331
 2009                                 268,719        8.324907      to        8.366760           2,244,752
 2008                                  47,822        6.458185      to        6.458185             308,843
AMERICAN FUNDS INTERNATIONAL
 HLS FUND
 2012                                 384,211        8.821408      to        8.945929           3,425,676
 2011                                 416,524        7.600899      to        7.685124           3,192,531
 2010                                 382,659        8.977990      to        9.050211           3,456,428
 2009                                 325,713        8.506707      to        8.549477           2,780,895
 2008                                  92,812        6.036989      to        6.049169             561,146

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
HARTFORD U.S. GOVERNMENT
 SECURITIES HLS FUND
 2012                           0.75%     to       2.65%      2.74%     to       3.28%       0.98%     to        2.92%
 2011                           0.75%     to       2.65%      2.70%     to       2.73%       2.13%     to        4.09%
 2010                           0.75%     to       2.65%      4.51%     to       4.51%       1.08%     to        3.02%
 2009                           0.75%     to       2.45%      0.02%     to       0.03%       0.88%     to        2.61%
 2008                           0.75%     to       2.45%      9.09%     to       9.94%      (3.05)%    to       (1.39)%
HARTFORD VALUE HLS FUND
 2012                           0.75%     to       2.70%      2.07%     to       2.35%      13.87%     to       16.11%
 2011                           0.75%     to       2.70%      1.59%     to       1.89%      (4.57)%    to       (2.69)%
 2010                           0.75%     to       2.65%      1.49%     to       4.39%      11.67%     to       13.81%
 2009                           0.75%     to       2.45%      1.93%     to       2.03%      21.36%     to       23.44%
 2008                           0.75%     to       2.45%      1.88%     to       2.21%     (35.64)%    to      (34.53)%
AMERICAN FUNDS BOND HLS FUND
 2012                           1.00%     to       1.30%      2.53%     to       2.62%       3.66%     to        3.97%
 2011                           1.00%     to       1.30%      2.34%     to       2.66%       4.48%     to        4.79%
 2010                           1.00%     to       1.30%      1.85%     to       2.29%       4.78%     to        5.09%
 2009                           1.00%     to       1.30%      2.75%     to       2.84%      10.78%     to       11.12%
 2008                           1.00%     to       1.30%        --      to         --      (11.14)%    to      (10.97)%
AMERICAN FUNDS GLOBAL GROWTH
 HLS FUND
 2012                           1.00%     to       1.30%      0.96%     to       1.02%      20.62%     to       20.98%
 2011                           1.00%     to       1.30%      1.10%     to       1.17%     (10.36)%    to      (10.09)%
 2010                           1.00%     to       1.30%      0.88%     to       0.96%       9.97%     to       10.30%
 2009                           1.00%     to       1.30%      1.32%     to       1.87%      39.95%     to       40.37%
 2008                           1.00%     to       1.30%        --      to         --      (36.88)%    to      (36.75)%
AMERICAN FUNDS GLOBAL SMALL
 CAPITALIZATION HLS FUND
 2012                           1.00%     to       1.30%      1.13%     to       1.17%      16.33%     to       16.67%
 2011                           1.00%     to       1.30%      1.35%     to       1.36%     (20.44)%    to      (20.20)%
 2010                           1.00%     to       1.30%      0.02%     to       0.02%      20.49%     to       20.85%
 2009                           1.00%     to       1.30%      0.07%     to       0.07%      58.70%     to       59.17%
 2008                           1.00%     to       1.30%        --      to         --      (49.92)%    to      (49.82)%
AMERICAN FUNDS GROWTH HLS
 FUND
 2012                           1.00%     to       1.30%      0.32%     to       0.33%      16.04%     to       16.39%
 2011                           1.00%     to       1.30%        --      to         --       (5.80)%    to       (5.52)%
 2010                           1.00%     to       1.30%      0.46%     to       0.49%      16.83%     to       17.18%
 2009                           1.00%     to       1.30%      0.57%     to       0.76%      37.22%     to       37.64%
 2008                           1.00%     to       1.30%      3.06%     to       3.33%     (42.13)%    to      (42.01)%
AMERICAN FUNDS GROWTH-INCOME
 HLS FUND
 2012                           1.00%     to       1.30%      1.18%     to       1.21%      15.65%     to       16.00%
 2011                           1.00%     to       1.30%        --      to         --       (3.38)%    to       (3.09)%
 2010                           1.00%     to       1.30%      1.22%     to       1.31%       9.68%     to       10.01%
 2009                           1.00%     to       1.30%      2.08%     to       3.14%      29.17%     to       29.55%
 2008                           1.00%     to       1.00%      3.35%     to       3.35%     (36.60)%    to      (36.60)%
AMERICAN FUNDS INTERNATIONAL
 HLS FUND
 2012                           1.00%     to       1.30%      1.56%     to       1.57%      16.06%     to       16.41%
 2011                           1.00%     to       1.30%      1.67%     to       1.68%     (15.34)%    to      (15.08)%
 2010                           1.00%     to       1.30%      0.99%     to       1.01%       5.54%     to        5.86%
 2009                           1.00%     to       1.30%      1.65%     to       1.87%      40.91%     to       41.33%
 2008                           1.00%     to       1.30%        --      to         --      (39.99)%    to      (39.86)%

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
LORD ABBETT FUNDAMENTAL
 EQUITY FUND
 2012                               2,210,313      $12.229320      to      $13.917621         $29,389,122
 2011                               2,657,910       11.288900      to       12.680534          32,347,937
 2010                               2,767,726       12.112726      to       13.376501          35,756,253
 2009                               2,875,850       10.428907      to       11.322903          31,645,756
 2008                               3,183,368        8.483783      to        9.055859          28,154,854
LORD ABBETT CALIBRATED
 DIVIDEND GROWTH FUND+
 2012                               1,692,371       13.582544      to       14.943523          22,229,657
 2011                               2,046,712       12.169054      to       13.645105          24,180,655
 2010                               2,302,936       11.113119      to       12.236863          27,481,149
 2009                               2,574,356        9.918307      to       10.742542          27,085,697
 2008                               2,676,791        8.232069      to        8.770359          23,089,479
LORD ABBETT BOND DEBENTURE
 FUND
 2012                               7,687,924       16.124338      to       16.737563         117,575,253
 2011                               7,900,693       14.436308      to       15.272632         108,855,860
 2010                               8,019,438       13.934296      to       15.024215         107,274,827
 2009                               8,195,534       11.513108      to       12.499915          98,972,987
 2008                               7,705,668        8.784491      to        9.376827          70,319,240
LORD ABBETT GROWTH AND INCOME
 FUND
 2012                              15,724,254       11.046512      to       13.667382         165,419,905
 2011                              18,828,618        9.929407      to       12.520793         178,962,117
 2010                              21,973,511       10.651834      to       13.689483         225,249,511
 2009                              24,837,088        8.418646      to        9.140477         219,846,736
 2008                              27,491,340        7.256097      to        7.745474         207,500,611
LORD ABBETT CLASSIC STOCK
 FUND
 2012                               1,122,816       13.128073      to       13.783116          14,009,560
 2011                               1,434,322       11.492642      to       12.297444          15,747,984
 2010                               1,616,601       12.606524      to       13.748208          19,600,652
 2009                               1,718,223       10.281352      to       11.130070          18,514,078
 2008                               1,671,415        8.395121      to        8.935018          14,567,588
MFS CORE EQUITY SERIES
 2012                                 384,304        1.238728      to       16.511297           3,096,394
 2011                                 566,851        1.079719      to       14.707254           4,143,778
 2010                                 682,828        1.105123      to       15.258011           5,066,496
 2009                                 793,407        0.955152      to        5.590037           5,028,237
 2008                                 852,278        0.730666      to        4.332204           4,130,327
MFS GROWTH SERIES
 2012                                 655,656        1.485737      to       16.736210           4,936,552
 2011                                 751,074        1.282234      to       14.669322           4,926,661
 2010                               1,000,392        1.303253      to       15.142882           6,680,159
 2009                               1,270,903        1.144725      to       13.538101           7,454,968
 2008                               1,400,369        0.842336      to        3.905447           6,098,270
MFS INVESTORS GROWTH STOCK
 SERIES
 2012                                 373,147       10.126541      to       16.803999           3,042,071
 2011                                 479,398        8.779192      to       14.751351           3,400,526
 2010                                 633,464        1.104582      to       15.060721           4,534,624
 2009                                 748,874        0.994908      to        5.843542           4,815,176
 2008                                 799,191        0.722254      to        4.297575           3,757,568

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
LORD ABBETT FUNDAMENTAL
 EQUITY FUND
 2012                           0.75%     to       2.40%      0.49%     to       0.49%       7.96%     to        9.76%
 2011                           0.75%     to       2.45%      0.18%     to       0.20%      (6.80)%    to       (5.20)%
 2010                           0.75%     to       2.45%      0.19%     to       0.30%      16.15%     to       18.14%
 2009                           0.75%     to       2.45%      0.18%     to       0.18%      22.93%     to       25.03%
 2008                           0.75%     to       2.45%      0.53%     to       0.54%     (30.40)%    to      (29.20)%
LORD ABBETT CALIBRATED
 DIVIDEND GROWTH FUND+
 2012                           0.75%     to       2.65%      2.77%     to       2.91%       9.52%     to       11.62%
 2011                           0.75%     to       2.65%      2.63%     to       2.77%      (2.43)%    to       (0.55)%
 2010                           0.75%     to       2.40%      2.76%     to       2.88%      12.05%     to       13.91%
 2009                           0.75%     to       2.40%      3.35%     to       3.54%      20.48%     to       22.49%
 2008                           0.75%     to       2.40%      3.99%     to       4.98%     (27.94)%    to      (26.74)%
LORD ABBETT BOND DEBENTURE
 FUND
 2012                           0.75%     to       2.65%      5.45%     to      21.03%       9.59%     to       11.69%
 2011                           0.75%     to       2.65%      5.40%     to       6.43%       1.65%     to        3.60%
 2010                           0.75%     to       2.65%      5.89%     to      14.18%       9.38%     to       11.48%
 2009                           0.75%     to       2.45%      6.82%     to       7.04%      31.06%     to       33.31%
 2008                           0.75%     to       2.45%      4.95%     to       6.70%     (19.53)%    to      (18.15)%
LORD ABBETT GROWTH AND INCOME
 FUND
 2012                           0.75%     to       2.65%      0.90%     to       1.01%       9.16%     to       11.25%
 2011                           0.75%     to       2.65%      0.69%     to       0.92%      (8.54)%    to       (6.78)%
 2010                           0.75%     to       2.65%      0.51%     to       0.54%      14.34%     to       16.54%
 2009                           0.75%     to       2.45%      1.01%     to       1.04%      16.02%     to       18.01%
 2008                           0.75%     to       2.45%      0.54%     to       1.65%     (37.96)%    to      (36.90)%
LORD ABBETT CLASSIC STOCK
 FUND
 2012                           0.75%     to       2.65%      0.78%     to       0.89%      12.08%     to       14.23%
 2011                           0.75%     to       2.65%      0.65%     to       0.79%     (10.55)%    to       (8.84)%
 2010                           0.75%     to       2.65%      0.40%     to       0.42%      11.13%     to       13.27%
 2009                           0.75%     to       2.45%      0.76%     to       0.76%      22.47%     to       24.57%
 2008                           0.75%     to       2.45%      0.91%     to       0.91%     (32.95)%    to      (31.80)%
MFS CORE EQUITY SERIES
 2012                           1.30%     to       2.85%      0.66%     to       0.77%      12.96%     to       14.73%
 2011                           1.30%     to       2.65%      1.43%     to       1.43%      (3.61)%    to       (2.30)%
 2010                           1.30%     to       2.65%      1.08%     to       1.26%      14.15%     to       15.70%
 2009                           1.30%     to       2.60%      1.66%     to       1.82%      29.03%     to       30.72%
 2008                           1.30%     to       2.60%      0.76%     to       1.35%     (40.72)%    to      (39.94)%
MFS GROWTH SERIES
 2012                           1.30%     to       2.85%        --      to         --       14.09%     to       15.87%
 2011                           1.30%     to       2.85%      0.06%     to       0.20%      (3.13)%    to       (1.61)%
 2010                           1.30%     to       2.85%      0.11%     to       0.11%      12.10%     to       13.85%
 2009                           1.30%     to       2.65%      0.13%     to       0.13%      34.08%     to       35.90%
 2008                           1.30%     to       2.60%      0.25%     to       0.51%     (39.03)%    to      (38.23)%
MFS INVESTORS GROWTH STOCK
 SERIES
 2012                           1.40%     to       2.65%      0.40%     to       0.46%      13.91%     to       15.35%
 2011                           1.40%     to       2.65%      0.58%     to       0.59%      (2.05)%    to       (0.82)%
 2010                           1.30%     to       2.65%      0.44%     to       0.48%       9.54%     to       11.02%
 2009                           1.30%     to       2.60%      0.82%     to       0.91%      35.97%     to       37.75%
 2008                           1.30%     to       2.60%      0.58%     to       0.68%     (38.50)%    to      (37.69)%

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
MFS INVESTORS TRUST SERIES
 2012                                 795,229       $1.372045      to      $14.983391          $8,300,905
 2011                               1,080,000        1.166272      to       12.935045           9,592,378
 2010                               1,431,435        1.207884      to       13.606091          13,237,500
 2009                               1,814,353        1.101446      to       12.628415          15,276,181
 2008                               1,920,445        0.879327      to        6.579279          13,040,319
MFS TOTAL RETURN SERIES
 2012                               6,054,778       11.258871      to       13.492782          87,769,480
 2011                               7,537,602       10.251134      to       12.478151          99,974,897
 2010                               9,786,447       10.192680      to       12.615530         130,556,574
 2009                              11,496,307        9.390499      to       11.833482         143,248,335
 2008                              13,123,185        8.056854      to       10.566125         141,766,199
MFS VALUE SERIES
 2012                                 170,107       10.847092      to       11.005461           1,869,208
 2011                                 186,833        9.482867      to        9.592508           1,790,259
 2010                                 199,212        9.652061      to        9.734391           1,937,541
 2009                                 156,967        8.792133      to        8.840590           1,386,663
 2008                                  48,177        7.274058      to        7.292241             351,222
INVESCO VAN KAMPEN V.I.
 EQUITY AND INCOME FUND
 2012                               2,356,998       10.648053      to       14.267041          29,875,777
 2011                               3,005,025        9.582239      to       13.035227          35,086,755
 2010                               1,098,809       13.561609      to       15.448544          16,257,193
 2009                               1,384,707       13.021034      to       13.997917          18,766,528
 2008                               1,508,944       10.910358      to       11.600634          17,047,076
UIF CORE PLUS FIXED INCOME
 PORTFOLIO
 2012                               4,420,378        1.417185      to       12.478134          66,149,572
 2011                               5,329,815        1.311877      to       11.731281          74,587,511
 2010                               6,608,219        1.257984      to       11.425114          90,315,261
 2009                               8,044,608        1.189467      to       10.971449         102,261,610
 2008                               8,220,919        1.099033      to       11.834817          97,262,806
UIF EMERGING MARKETS DEBT
 PORTFOLIO
 2012                                 329,084        2.565377      to       17.142709           8,997,184
 2011                                 378,696        2.203209      to       14.952414           9,125,440
 2010                                 478,021        2.085371      to       14.373716          11,054,962
 2009                                 477,715        1.925064      to       13.505418          10,400,827
 2008                                 447,199        1.497766      to       18.314140           7,736,813
UIF EMERGING MARKETS EQUITY
 PORTFOLIO
 2012                               3,373,902       18.908418      to       19.032629          62,206,062
 2011                               4,189,707       16.001148      to       16.218618          65,587,960
 2010                               5,344,871       19.717369      to       20.405019         103,993,825
 2009                               5,603,593       16.701612      to       17.639096          93,242,322
 2008                               4,960,841        9.891401      to       12.424182          49,596,157
UIF MID CAP GROWTH PORTFOLIO
 2012                               1,501,541       16.725853      to       19.379649          23,924,115
 2011                               2,660,370       15.532996      to       18.342565          39,343,495
 2010                               2,974,648       15.267108      to       16.859568          47,977,577
 2009                               3,066,116       11.828510      to       12.842311          37,878,691
 2008                               3,054,180        7.702651      to        8.222129          24,332,503

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
MFS INVESTORS TRUST SERIES
 2012                           1.30%     to       2.85%      0.88%     to       0.89%      15.84%     to       17.64%
 2011                           1.30%     to       2.85%      0.92%     to       0.95%      (4.93)%    to       (3.45)%
 2010                           1.30%     to       2.85%      1.17%     to       2.01%       7.98%     to        9.66%
 2009                           1.30%     to       2.65%      0.85%     to       0.85%      23.58%     to       25.26%
 2008                           1.30%     to       2.60%      0.85%     to       0.87%     (34.80)%    to      (33.95)%
MFS TOTAL RETURN SERIES
 2012                           1.00%     to       2.85%      2.89%     to       2.93%       8.13%     to        9.83%
 2011                           1.00%     to       2.85%      2.03%     to       2.89%      (1.09)%    to        0.57%
 2010                           1.00%     to       2.85%      0.87%     to       2.37%       6.84%     to        8.54%
 2009                           1.00%     to       2.65%      0.67%     to       0.67%      14.94%     to       16.55%
 2008                           1.00%     to       2.60%      3.16%     to       3.16%     (24.13)%    to      (21.52)%
MFS VALUE SERIES
 2012                           1.00%     to       1.30%      1.45%     to       1.48%      14.39%     to       14.73%
 2011                           1.00%     to       1.30%      1.24%     to       1.26%      (1.75)%    to       (1.46)%
 2010                           1.00%     to       1.30%      1.24%     to       1.27%       9.78%     to       10.11%
 2009                           1.00%     to       1.30%      0.74%     to       1.03%      20.87%     to       21.23%
 2008                           1.00%     to       1.30%        --      to         --      (30.93)%    to      (30.80)%
INVESCO VAN KAMPEN V.I.
 EQUITY AND INCOME FUND
 2012                           1.30%     to       2.65%      1.80%     to       1.81%       9.45%     to       11.12%
 2011                           1.30%     to       2.65%      0.28%     to       1.65%      (4.18)%    to       (3.88)%
 2010                           1.50%     to       2.65%      2.10%     to       2.12%       9.10%     to       10.36%
 2009                           1.50%     to       2.60%      2.72%     to       2.88%      19.35%     to       20.67%
 2008                           1.50%     to       2.60%      2.34%     to       2.38%     (24.67)%    to      (23.83)%
UIF CORE PLUS FIXED INCOME
 PORTFOLIO
 2012                           1.30%     to       2.85%      4.52%     to       4.79%       6.37%     to        8.03%
 2011                           1.30%     to       2.85%      3.05%     to       3.84%       2.68%     to        4.28%
 2010                           1.30%     to       2.85%      1.63%     to       4.38%       4.14%     to        5.76%
 2009                           1.30%     to       2.85%      8.48%     to       8.48%       6.56%     to        8.23%
 2008                           1.30%     to       2.60%      4.67%     to       4.91%     (12.51)%    to      (11.36)%
UIF EMERGING MARKETS DEBT
 PORTFOLIO
 2012                           1.30%     to       2.85%      2.87%     to       2.89%      14.65%     to       16.44%
 2011                           1.30%     to       2.85%      3.54%     to       3.71%       4.03%     to        5.65%
 2010                           1.30%     to       2.85%      4.02%     to       4.26%       6.66%     to        8.33%
 2009                           1.30%     to       2.65%      8.59%     to       8.59%      26.81%     to       28.53%
 2008                           1.30%     to       2.60%      2.35%     to       7.37%     (17.16)%    to      (16.08)%
UIF EMERGING MARKETS EQUITY
 PORTFOLIO
 2012                           0.75%     to       2.85%        --      to         --       16.58%     to       18.95%
 2011                           0.75%     to       2.85%      0.32%     to       0.37%     (20.52)%    to      (18.85)%
 2010                           0.75%     to       2.85%      0.60%     to       0.72%      15.68%     to       18.06%
 2009                           0.75%     to       2.85%        --      to         --       65.08%     to       68.85%
 2008                           0.75%     to       2.60%        --      to         --      (57.74)%    to      (57.07)%
UIF MID CAP GROWTH PORTFOLIO
 2012                           0.75%     to       2.65%        --      to         --        5.65%     to        7.68%
 2011                           0.75%     to       2.65%      0.24%     to       0.29%      (9.60)%    to       (7.87)%
 2010                           0.75%     to       2.45%        --      to         --       29.07%     to       31.28%
 2009                           0.75%     to       2.45%        --      to         --       53.56%     to       56.19%
 2008                           0.75%     to       2.45%      0.72%     to       0.72%     (48.11)%    to      (47.21)%

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I.
 AMERICAN VALUE FUND+
 2012                               2,779,000      $15.932646      to      $18.990959         $47,707,166
 2011                               3,187,933       13.711234      to       16.656920          48,137,707
 2010                               4,039,345       13.701193      to       16.981931          62,189,918
 2009                               4,624,459       11.298285      to       14.293727          59,266,040
 2008                               5,413,077        8.180000      to       11.484152          50,768,227
MORGAN STANLEY -- FOCUS
 GROWTH PORTFOLIO
 2012                               4,034,128        1.428840      to       20.605812          59,939,098
 2011                               4,787,780        1.268623      to       18.624942          63,450,167
 2010                               5,815,746        1.363789      to       20.466135          83,196,118
 2009                               7,465,954        1.084382      to       16.538207          80,121,372
 2008                               9,123,143        0.639343      to        3.791872          56,371,124
MORGAN STANLEY -- MULTI CAP
 GROWTH PORTFOLIO
 2012                               1,541,626        1.596526      to       19.369035          11,692,468
 2011                               1,734,225        1.453005      to       17.936873          12,374,503
 2010                               2,251,446        1.594314      to       20.130957          17,135,290
 2009                               2,694,369        1.271828      to       16.313656          16,238,640
 2008                               3,053,676        0.758844      to        2.531990          11,056,319
MORGAN STANLEY -- MID CAP
 GROWTH PORTFOLIO
 2012                               1,123,075        2.033394      to       19.661426          20,443,800
 2011                               1,433,978        1.898469      to       18.653289          23,702,092
 2010                               1,732,669        2.067430      to       20.636027          31,441,654
 2009                               1,900,551        1.577208      to       15.996019          26,255,536
 2008                               2,165,665        0.995874      to        5.453858          19,151,035
MORGAN STANLEY --FLEXIBLE
 INCOME PORTFOLIO
 2012                               1,642,224        1.583380      to       14.470740          18,797,457
 2011                               1,943,820        1.419803      to       13.205469          20,576,677
 2010                               2,293,637        1.376640      to       13.039439          24,068,237
 2009                               2,713,453        1.278577      to       12.325953          26,533,687
 2008                               3,270,199        1.081452      to        8.586317          26,954,057
MORGAN STANLEY --GROWTH
 PORTFOLIO
 2012                               1,749,093        1.504970      to       20.003595          18,487,262
 2011                               2,182,633        1.331531      to       18.025321          20,599,330
 2010                               2,752,957        1.396243      to       19.236563          27,230,830
 2009                               3,400,887        1.143469      to       16.079902          27,480,659
 2008                               4,018,352        0.697147      to        4.092333          20,036,803
MORGAN STANLEY -- MONEY
 MARKET PORTFOLIO
 2012                               6,559,834        1.029389      to        8.904673          64,282,061
 2011                               7,612,303        1.042742      to        9.161003          76,314,588
 2010                               9,018,677        1.056265      to        9.424927          91,213,332
 2009                              12,831,064        1.069991      to        9.696455         130,170,741
 2008                              18,827,886        1.083695      to       10.165174         199,270,834
MORGAN STANLEY -- GLOBAL
 INFRASTRUCTURE PORTFOLIO
 2012                               1,250,671        2.066150      to       16.589446          24,087,757
 2011                               1,493,537        1.771790      to       14.461662          25,377,955
 2010                               1,888,763        1.550008      to       12.797129          27,900,835
 2009                               2,363,958        1.465801      to       12.353900          31,890,602
 2008                               2,911,361        1.253489      to        7.453289          33,660,477

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I.
 AMERICAN VALUE FUND+
 2012                           0.75%     to       2.85%      0.62%     to       0.72%      14.01%     to       16.20%
 2011                           0.75%     to       2.85%      0.50%     to       0.60%      (1.91)%    to        0.07%
 2010                           0.75%     to       2.85%      0.84%     to       0.88%      18.81%     to       21.27%
 2009                           0.75%     to       2.85%      1.15%     to       1.15%      35.30%     to       38.12%
 2008                           0.75%     to       2.60%      0.78%     to       0.88%     (42.80)%    to      (41.86)%
MORGAN STANLEY -- FOCUS
 GROWTH PORTFOLIO
 2012                           1.30%     to       2.85%        --      to         --       10.64%     to       12.63%
 2011                           1.30%     to       2.85%        --      to         --       (8.61)%    to       (6.98)%
 2010                           1.30%     to       2.65%      0.05%     to       0.05%      23.75%     to       25.77%
 2009                           1.30%     to       2.65%      0.12%     to       0.12%      66.95%     to       69.61%
 2008                           1.30%     to       2.60%      0.07%     to       0.41%     (52.82)%    to      (52.06)%
MORGAN STANLEY -- MULTI CAP
 GROWTH PORTFOLIO
 2012                           1.30%     to       2.85%        --      to         --        7.98%     to        9.88%
 2011                           1.30%     to       2.85%        --      to         --      (10.53)%    to       (8.86)%
 2010                           1.30%     to       2.65%        --      to         --       23.40%     to       25.36%
 2009                           1.30%     to       2.65%        --      to         --       64.86%     to       67.60%
 2008                           1.30%     to       2.60%        --      to         --      (50.47)%    to      (49.70)%
MORGAN STANLEY -- MID CAP
 GROWTH PORTFOLIO
 2012                           1.30%     to       2.65%        --      to         --        5.40%     to        7.11%
 2011                           1.30%     to       2.65%      0.15%     to       0.35%      (9.61)%    to       (8.17)%
 2010                           1.30%     to       2.65%      0.14%     to       0.14%      29.01%     to       31.08%
 2009                           1.30%     to       2.65%        --      to         --       55.85%     to       58.37%
 2008                           1.30%     to       2.60%      0.48%     to       0.73%     (49.53)%    to      (48.73)%
MORGAN STANLEY --FLEXIBLE
 INCOME PORTFOLIO
 2012                           1.30%     to       2.85%      6.18%     to       6.43%       9.58%     to       11.52%
 2011                           1.30%     to       2.85%      6.13%     to       6.38%       1.27%     to        3.14%
 2010                           1.30%     to       2.85%      5.91%     to       6.22%       5.79%     to        7.67%
 2009                           1.30%     to       2.85%      7.29%     to       7.29%      16.10%     to       18.23%
 2008                           1.30%     to       2.60%      2.15%     to       2.50%     (23.90)%    to      (22.64)%
MORGAN STANLEY --GROWTH
 PORTFOLIO
 2012                           1.30%     to       2.85%        --      to         --       10.97%     to       13.03%
 2011                           1.30%     to       2.85%        --      to         --       (6.30)%    to       (4.63)%
 2010                           1.30%     to       2.85%        --      to         --       19.89%     to       22.11%
 2009                           1.30%     to       2.65%        --      to         --       61.35%     to       64.02%
 2008                           1.30%     to       2.60%      0.35%     to       0.35%     (50.13)%    to      (49.36)%
MORGAN STANLEY -- MONEY
 MARKET PORTFOLIO
 2012                           1.30%     to       2.85%      0.01%     to       0.01%      (2.80)%    to       (1.28)%
 2011                           1.30%     to       2.85%      0.01%     to       0.01%      (2.80)%    to       (1.28)%
 2010                           1.30%     to       2.85%      0.01%     to       0.01%      (2.80)%    to       (1.28)%
 2009                           1.30%     to       2.85%      0.01%     to       0.02%      (2.80)%    to       (1.27)%
 2008                           1.30%     to       2.60%      1.66%     to       2.31%      (0.49)%    to        1.06%
MORGAN STANLEY -- GLOBAL
 INFRASTRUCTURE PORTFOLIO
 2012                           1.30%     to       2.65%      1.97%     to       2.28%      14.71%     to       16.61%
 2011                           1.30%     to       2.65%      2.57%     to       2.67%      12.53%     to       14.31%
 2010                           1.30%     to       2.85%      2.39%     to       2.39%       3.82%     to        5.75%
 2009                           1.30%     to       2.65%      3.22%     to       3.49%      15.09%     to       16.94%
 2008                           1.30%     to       2.60%      0.53%     to       0.65%     (34.90)%    to      (33.89)%

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
INVESCO V.I. EQUALLY-
 WEIGHTED S&P 500 FUND+
 2012                               3,596,009       $1.738574      to      $18.844201         $63,201,975
 2011                               4,465,349        1.504281      to       16.597517          69,235,149
 2010                               5,664,101        1.529464      to       17.190867          88,914,691
 2009                               6,933,552        1.275164      to       14.626833          90,804,259
 2008                               7,799,460        0.890452      to        8.893738          74,442,023
UIF SMALL COMPANY GROWTH
 PORTFOLIO
 2012                                 497,439       15.001498      to       18.070110           7,216,190
 2011                                 688,501       13.275667      to       16.208523           8,830,654
 2010                                 863,993       14.762932      to       18.269444          12,344,509
 2009                               1,007,471       11.841244      to       14.885238          11,564,649
 2008                               1,173,856        7.779124      to        8.196631           9,371,929
UIF GLOBAL FRANCHISE
 PORTFOLIO
 2012                                 657,251       17.324545      to       23.830805          14,639,859
 2011                                 910,607       15.420912      to       20.927961          17,926,006
 2010                               1,205,519       14.610833      to       19.481149          22,314,361
 2009                               1,378,131       13.155359      to       17.339968          23,030,228
 2008                               1,621,488       12.777273      to       13.585555          21,349,559
OPPENHEIMER SMALL- & MID-CAP
 GROWTH FUND/VA
 2012                                 807,227       11.505511      to       18.341793           8,751,374
 2011                                 979,561        9.978975      to       16.213177           9,248,078
 2010                                 721,840        9.028582      to        9.970725           6,894,551
 2009                                 500,608        7.276105      to        7.900012           3,801,226
 2008                                 510,504        5.637671      to        6.018009           2,974,979
OPPENHEIMER CAPITAL
 APPRECIATION FUND/VA
 2012                               6,491,493       11.839081      to       16.266769          72,518,537
 2011                               8,130,277       10.481103      to       14.684394          80,876,826
 2010                               9,667,613       10.707143      to       15.312529          98,808,547
 2009                              10,701,631        9.884059      to       14.406614         101,721,237
 2008                              11,788,382        6.471717      to        6.908280          78,911,395
OPPENHEIMER GLOBAL SECURITIES
 FUND/VA
 2012                              16,392,910       14.494808      to       17.081030         225,078,149
 2011                              19,867,832       12.074238      to       14.501290         228,529,623
 2010                              23,398,224        9.211209      to       13.299088         298,144,583
 2009                              26,155,376        8.158560      to       11.580745         292,152,092
 2008                              29,000,564        5.999599      to        8.372758         235,923,743
OPPENHEIMER MAIN STREET
 FUND/VA
 2012                               1,157,085       12.576051      to       16.088947          13,289,962
 2011                               1,234,565       10.865981      to       14.174802          12,287,835
 2010                               1,427,564        9.944645      to       10.982330          14,468,416
 2009                               1,514,848        8.798832      to        9.553191          13,560,120
 2008                               1,638,151        7.044732      to        7.519888          11,840,177
OPPENHEIMER MAIN STREET
 SMALL- & MID-CAP FUND/ VA
 2012                               7,868,618       14.118832      to       18.786863         104,568,493
 2011                              10,477,828       12.088944      to       16.394229         119,914,224
 2010                              12,237,652       12.477264      to       17.245498         145,440,201
 2009                              14,100,105        9.409166      to       10.215848         138,251,523
 2008                              15,638,957        7.044132      to        7.519269         113,798,946

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
INVESCO V.I. EQUALLY-
 WEIGHTED S&P 500 FUND+
 2012                           1.30%     to       2.85%      1.48%     to       1.76%      13.54%     to       15.58%
 2011                           1.30%     to       2.85%      1.46%     to       1.68%      (3.45)%    to       (1.65)%
 2010                           1.30%     to       2.85%      1.20%     to       1.53%      17.79%     to       19.94%
 2009                           1.30%     to       2.65%      2.57%     to       2.57%      41.01%     to       43.20%
 2008                           1.30%     to       2.60%      1.81%     to       2.06%     (41.73)%    to      (40.80)%
UIF SMALL COMPANY GROWTH
 PORTFOLIO
 2012                           1.50%     to       2.85%        --      to         --       11.49%     to       13.00%
 2011                           1.50%     to       2.85%      4.13%     to       4.19%     (11.28)%    to      (10.07)%
 2010                           1.50%     to       2.85%        --      to         --       23.00%     to       24.67%
 2009                           1.50%     to       2.65%        --      to         --       42.82%     to       44.47%
 2008                           1.50%     to       2.60%        --      to         --      (41.97)%    to      (41.32)%
UIF GLOBAL FRANCHISE
 PORTFOLIO
 2012                           1.50%     to       2.85%      2.01%     to       2.11%      12.34%     to       13.87%
 2011                           1.50%     to       2.85%      3.28%     to       3.68%       5.99%     to        7.43%
 2010                           1.50%     to       2.65%      0.57%     to       0.62%      11.06%     to       12.35%
 2009                           1.50%     to       2.65%      7.91%     to      13.19%      26.18%     to       27.64%
 2008                           1.50%     to       2.60%      1.83%     to       1.83%     (30.77)%    to      (30.00)%
OPPENHEIMER SMALL- & MID-CAP
 GROWTH FUND/VA
 2012                           0.75%     to       2.65%        --      to         --       13.13%     to       15.30%
 2011                           0.75%     to       2.65%        --      to         --       (1.80)%    to        0.08%
 2010                           0.75%     to       2.45%        --      to         --       24.09%     to       26.21%
 2009                           0.75%     to       2.45%        --      to         --       29.06%     to       31.27%
 2008                           0.75%     to       2.45%        --      to         --      (50.44)%    to      (49.59)%
OPPENHEIMER CAPITAL
 APPRECIATION FUND/VA
 2012                           0.75%     to       2.70%      0.40%     to       0.41%      10.78%     to       12.96%
 2011                           0.75%     to       2.70%        --      to       0.11%      (4.00)%    to       (2.11)%
 2010                           0.75%     to       2.65%        --      to         --        6.29%     to        8.33%
 2009                           0.75%     to       2.65%      0.01%     to       0.01%      40.39%     to       43.08%
 2008                           0.75%     to       2.45%        --      to         --      (46.98)%    to      (46.07)%
OPPENHEIMER GLOBAL SECURITIES
 FUND/VA
 2012                           0.75%     to       2.65%      1.92%     to       2.03%      17.79%     to       20.05%
 2011                           0.75%     to       2.65%      0.24%     to       1.10%     (10.92)%    to       (9.21)%
 2010                           0.75%     to       2.45%      1.21%     to       1.23%      12.90%     to       14.84%
 2009                           0.75%     to       2.45%      1.67%     to       1.98%      35.99%     to       38.32%
 2008                           0.75%     to       2.45%      1.18%     to       1.30%     (41.78)%    to      (40.78)%
OPPENHEIMER MAIN STREET
 FUND/VA
 2012                           0.75%     to       2.70%      0.66%     to       0.67%      13.50%     to       15.74%
 2011                           0.75%     to       2.70%        --      to       0.59%      (2.97)%    to       (1.06)%
 2010                           0.75%     to       2.45%      0.88%     to       0.94%      13.02%     to       14.96%
 2009                           0.75%     to       2.45%      1.48%     to       1.60%      24.90%     to       27.04%
 2008                           0.75%     to       2.45%      1.22%     to       1.31%     (40.11)%    to      (39.08)%
OPPENHEIMER MAIN STREET
 SMALL- & MID-CAP FUND/ VA
 2012                           0.75%     to       2.65%      0.34%     to       0.41%      14.59%     to       16.79%
 2011                           0.75%     to       2.65%      0.21%     to       0.40%      (4.94)%    to       (3.11)%
 2010                           0.75%     to       2.65%      0.27%     to       0.43%      19.84%     to       22.14%
 2009                           0.75%     to       2.45%      0.63%     to       0.65%      33.58%     to       35.86%
 2008                           0.75%     to       2.45%      0.28%     to       0.29%     (39.51)%    to      (38.47)%

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
PUTNAM VT DIVERSIFIED INCOME
 FUND
 2012                               4,594,422      $17.740592      to      $23.763861         $93,902,667
 2011                               4,527,898       16.334348      to       21.468467          83,588,565
 2010                               5,057,565       17.321812      to       22.337761          98,425,382
 2009                               5,535,328       15.786484      to       19.974918          97,855,101
 2008                               4,302,078        9.394683      to       12.954271          50,664,698
PUTNAM VT GLOBAL ASSET
 ALLOCATION FUND
 2012                                 711,088       11.718110      to       43.567673          19,223,295
 2011                                 814,633       10.510319      to       38.438002          17,979,747
 2010                                 794,973       10.811021      to       38.890290          18,270,371
 2009                                 771,721        9.655170      to       34.164535          15,984,893
 2008                                 769,024        7.314486      to       25.458789          12,091,148
PUTNAM VT GROWTH AND INCOME
 FUND
 2012                                 227,996       15.553361      to       55.470266           6,312,345
 2011                                 257,648       13.405438      to       46.910392           6,198,988
 2010                                 295,403        9.438735      to       49.564167           7,289,265
 2009                                 317,953        8.452551      to       43.659846           7,131,149
 2008                                 342,881        6.669551      to       33.886310           6,098,884
PUTNAM VT INTERNATIONAL VALUE
 FUND
 2012                                 181,467        6.604568      to        7.206293           1,269,112
 2011                                 181,095        5.558518      to        5.965758           1,053,346
 2010                                 167,146        6.603881      to        6.971452           1,146,034
 2009                                 129,590        6.314339      to        6.556827             845,460
 2008                                 171,890        5.125422      to        5.235104             893,205
PUTNAM VT INTERNATIONAL
 EQUITY FUND
 2012                               6,067,636       13.344161      to       19.992244          85,659,021
 2011                               7,448,790       11.239143      to       16.521763          87,303,926
 2010                               7,737,328       13.894466      to       20.039777         110,995,122
 2009                               8,593,375        6.831196      to       18.350770         113,229,350
 2008                               9,887,218        5.617009      to       14.834573         105,952,813
PUTNAM VT INVESTORS FUND
 2012                               5,621,891       10.724710      to       15.948315          51,866,518
 2011                               7,542,511        9.248869      to       14.017306          60,461,498
 2010                               8,676,140        9.314562      to       14.387846          70,497,582
 2009                               9,150,895        5.489267      to        8.237992          65,855,439
 2008                              10,139,144        4.299982      to        6.344414          56,444,818
PUTNAM VT MULTI-CAP GROWTH
 FUND
 2012                                 174,199       13.038869      to       13.553343           2,319,259
 2011                                 198,720       11.438389      to       11.695236           2,300,503
 2010                                 260,992       12.343941      to       12.414350           3,230,816
PUTNAM VT SMALL CAP VALUE
 FUND
 2012                               2,926,602       17.854586      to       25.397393          66,978,312
 2011                               3,287,299       15.604936      to       21.779803          65,118,244
 2010                               3,904,706       16.819413      to       23.032476          82,547,963
 2009                               4,507,823       14.612504      to       18.419681          76,858,612
 2008                               4,929,428       11.385034      to       14.109315          64,889,487

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
PUTNAM VT DIVERSIFIED INCOME
 FUND
 2012                           0.75%     to       2.65%      5.75%     to       6.81%       8.61%     to       10.69%
 2011                           0.75%     to       2.65%      8.69%     to       9.93%      (5.70)%    to       (3.89)%
 2010                           0.75%     to       2.65%     14.31%     to      14.46%       9.73%     to       11.83%
 2009                           0.75%     to       2.65%      7.42%     to       7.42%      51.30%     to       54.20%
 2008                           0.75%     to       2.45%      6.02%     to       6.04%     (32.49)%    to      (31.33)%
PUTNAM VT GLOBAL ASSET
 ALLOCATION FUND
 2012                           0.75%     to       2.40%      0.73%     to       0.74%      11.49%     to       13.35%
 2011                           0.75%     to       2.40%      4.27%     to       4.56%      (2.78)%    to       (1.16)%
 2010                           0.75%     to       2.40%      5.86%     to       5.93%      11.97%     to       13.83%
 2009                           0.75%     to       2.40%      5.48%     to       6.10%      32.00%     to       34.20%
 2008                           0.75%     to       2.40%      3.74%     to       3.81%     (34.91)%    to      (33.82)%
PUTNAM VT GROWTH AND INCOME
 FUND
 2012                           0.75%     to       2.65%      0.31%     to       1.64%      16.02%     to       18.25%
 2011                           0.75%     to       2.65%        --      to       1.30%      (7.14)%    to       (5.35)%
 2010                           0.75%     to       2.40%      1.53%     to       1.71%      11.67%     to       13.52%
 2009                           0.75%     to       2.40%      2.69%     to       2.70%      26.73%     to       28.84%
 2008                           0.75%     to       2.40%      2.16%     to       2.31%     (40.15)%    to      (39.16)%
PUTNAM VT INTERNATIONAL VALUE
 FUND
 2012                           0.75%     to       2.40%      2.52%     to       3.04%      18.82%     to       20.79%
 2011                           0.75%     to       2.40%      2.60%     to       2.77%     (15.83)%    to      (14.43)%
 2010                           0.75%     to       2.40%      3.16%     to       3.36%       4.59%     to        6.32%
 2009                           0.75%     to       2.40%        --      to         --       23.20%     to       25.25%
 2008                           0.75%     to       2.40%      0.39%     to       1.98%     (47.30)%    to      (46.43)%
PUTNAM VT INTERNATIONAL
 EQUITY FUND
 2012                           0.75%     to       2.65%      2.19%     to       2.25%      18.73%     to       21.01%
 2011                           0.75%     to       2.65%      0.82%     to       3.37%     (19.11)%    to      (17.56)%
 2010                           0.75%     to       2.65%      3.55%     to       3.55%       7.15%     to        9.20%
 2009                           0.75%     to       2.45%        --      to         --       21.62%     to       23.70%
 2008                           0.75%     to       2.45%      2.12%     to       2.16%     (45.31)%    to      (44.37)%
PUTNAM VT INVESTORS FUND
 2012                           0.75%     to       2.65%      1.32%     to       1.37%      13.78%     to       15.96%
 2011                           0.75%     to       2.65%      1.05%     to       1.13%      (2.58)%    to       (0.71)%
 2010                           0.75%     to       2.65%      1.18%     to       1.18%      10.94%     to       13.07%
 2009                           0.75%     to       2.45%      1.13%     to       1.20%      27.66%     to       29.85%
 2008                           0.75%     to       2.45%      0.25%     to       0.26%     (41.01)%    to      (40.00)%
PUTNAM VT MULTI-CAP GROWTH
 FUND
 2012                           0.75%     to       2.40%      0.19%     to       0.29%      13.99%     to       15.89%
 2011                           0.75%     to       2.40%      0.18%     to       0.27%      (7.34)%    to       (5.79)%
 2010                           0.75%     to       2.40%        --      to         --       23.44%     to       24.14%
PUTNAM VT SMALL CAP VALUE
 FUND
 2012                           0.75%     to       2.65%      0.37%     to       0.47%      14.42%     to       16.61%
 2011                           0.75%     to       2.65%      0.05%     to       0.51%      (7.22)%    to       (5.44)%
 2010                           0.75%     to       2.65%      0.31%     to       0.31%      22.69%     to       25.04%
 2009                           0.75%     to       2.45%      1.70%     to       1.74%      28.35%     to       30.55%
 2008                           0.75%     to       2.45%      1.45%     to       1.53%     (40.83)%    to      (39.82)%

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM
 BALANCED FUND
 2012                               1,024,797      $10.418531      to      $12.716907         $12,247,234
 2011                               1,179,780        9.482857      to       11.385479          12,703,712
 2010                               1,212,780        9.451568      to       11.162153          12,867,236
 2009                               1,344,784        8.735376      to       10.147627          13,042,547
 2008                               1,592,157        7.104520      to        8.138466          12,476,523
PUTNAM VT VOYAGER FUND
 2012                                 374,961        7.048891      to       65.710900           6,876,843
 2011                                 804,490       15.772876      to       57.958951          14,282,236
 2010                                 693,613        7.881191      to       71.082910          13,120,746
 2009                                 921,575        6.682609      to       59.287204          15,116,801
 2008                                 226,563        4.176328      to       36.445963           1,819,489
PUTNAM VT EQUITY INCOME FUND
 2012                               1,297,983       16.501820      to       17.691694          22,441,649
 2011                               1,437,184       14.174572      to       14.940621          21,131,608
 2010                               1,334,269       14.252552      to       14.769377          19,513,195
 2009                               1,421,056       12.970674      to       13.214639          18,682,940
INVESCO VAN KAMPEN V.I.
 GROWTH AND INCOME FUND
 2012                               7,022,622       14.372884      to       17.457721         110,456,827
 2011                               8,717,723       12.932663      to       15.382082         121,436,201
 2010                              10,710,522       13.614525      to       15.856481         154,280,703
 2009                              12,333,225       12.513242      to       14.239834         161,626,313
 2008                              13,820,586       10.728106      to       11.559974         147,744,852
INVESCO VAN KAMPEN V.I.
 COMSTOCK FUND
 2012                               7,037,461       16.199599      to       17.577090         116,297,526
 2011                               8,984,347       14.015328      to       14.891253         126,778,055
 2010                              11,020,611       14.731114      to       15.326425         161,257,732
 2009                              12,824,953       13.100744      to       13.346950         164,780,850
 2008                              14,520,893        9.718718      to       10.472431         147,711,160
INVESCO VAN KAMPEN V.I.
 AMERICAN FRANCHISE FUND+
 2012                                 126,158       15.229283      to       18.843543           1,833,524
 2011                                 169,552       13.632928      to       17.097515           2,221,125
 2010                                 236,942       14.783671      to       18.792773           3,387,163
 2009                                 253,532       12.551405      to       16.207270           3,074,274
 2008                                 241,772        7.233687      to        7.691740           1,802,676
INVESCO VAN KAMPEN V.I. MID
 CAP GROWTH FUND
 2012                                  64,975       14.027006      to       18.464267             869,985
 2011                                  85,540       12.755802      to       17.019083           1,055,175
 2010                                 120,876       14.285671      to       19.319354           1,680,707
 2009                                 125,103       10.695487      to       11.393961           1,381,435
 2008                                  76,772        7.019577      to        7.396327             551,742
WELLS FARGO ADVANTAGE VT
 INDEX ASSET ALLOCATION FUND
 2012                                 271,610        1.327305      to        1.493657             378,901
 2011                                 271,996        1.202759      to        1.336704             339,049
 2010                                 421,953        1.156949      to        1.269817             502,405
 2009                                 463,635        1.046026      to        1.133830             496,496
 2008                                 470,948        0.928005      to        0.993419             445,204

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM
 BALANCED FUND
 2012                           0.75%     to       2.40%      1.89%     to       2.00%       9.87%     to       11.69%
 2011                           0.75%     to       2.40%      1.92%     to       2.22%       0.33%     to        2.00%
 2010                           0.75%     to       2.40%      5.23%     to       5.40%       8.20%     to       10.00%
 2009                           0.75%     to       2.40%      4.72%     to       4.73%      22.65%     to       24.69%
 2008                           0.75%     to       2.45%      4.60%     to       4.73%     (42.16)%    to      (41.17)%
PUTNAM VT VOYAGER FUND
 2012                           0.75%     to       2.40%      0.37%     to       0.47%      11.52%     to       13.37%
 2011                           0.75%     to       2.65%        --      to         --      (20.00)%    to      (18.46)%
 2010                           0.75%     to       2.40%      1.39%     to       2.13%      17.94%     to       19.90%
 2009                           0.75%     to       2.40%      0.19%     to       0.60%      60.01%     to       62.67%
 2008                           0.75%     to       2.40%        --      to         --      (38.53)%    to      (37.50)%
PUTNAM VT EQUITY INCOME FUND
 2012                           0.75%     to       2.45%      2.11%     to       2.39%      16.42%     to       18.41%
 2011                           0.75%     to       2.45%      1.79%     to       1.85%      (0.55)%    to        1.16%
 2010                           0.75%     to       2.45%      1.91%     to       1.94%       9.88%     to       11.77%
 2009                           0.75%     to       2.45%      0.64%     to       1.26%      24.37%     to       26.50%
INVESCO VAN KAMPEN V.I.
 GROWTH AND INCOME FUND
 2012                           0.75%     to       2.85%      1.25%     to       1.41%      11.14%     to       13.49%
 2011                           0.75%     to       2.85%      0.94%     to       1.01%      (5.01)%    to       (2.99)%
 2010                           0.75%     to       2.85%      0.10%     to       0.10%       9.04%     to       11.35%
 2009                           0.75%     to       2.65%      3.64%     to       4.11%      20.87%     to       23.18%
 2008                           0.75%     to       2.60%      1.74%     to       1.96%     (33.95)%    to      (32.72)%
INVESCO VAN KAMPEN V.I.
 COMSTOCK FUND
 2012                           0.75%     to       2.85%      1.43%     to       1.95%      15.58%     to       18.04%
 2011                           0.75%     to       2.85%      0.66%     to       1.38%      (4.86)%    to       (2.84)%
 2010                           0.75%     to       2.85%      0.02%     to       0.14%      12.45%     to       14.83%
 2009                           0.75%     to       2.85%      3.90%     to       4.32%      24.80%     to       27.45%
 2008                           0.75%     to       2.60%      2.25%     to       2.39%     (37.45)%    to      (36.28)%
INVESCO VAN KAMPEN V.I.
 AMERICAN FRANCHISE FUND+
 2012                           1.50%     to       2.85%        --      to         --       10.21%     to       11.71%
 2011                           1.50%     to       2.85%        --      to         --       (9.02)%    to       (7.78)%
 2010                           1.50%     to       2.85%        --      to         --       16.21%     to       17.79%
 2009                           1.50%     to       2.65%        --      to         --       61.32%     to       63.18%
 2008                           1.50%     to       2.60%      0.21%     to       0.22%     (50.42)%    to      (49.87)%
INVESCO VAN KAMPEN V.I. MID
 CAP GROWTH FUND
 2012                           1.50%     to       2.85%        --      to         --        8.49%     to        9.97%
 2011                           1.50%     to       2.85%        --      to         --      (11.91)%    to      (10.71)%
 2010                           1.50%     to       2.85%        --      to         --       23.70%     to       25.38%
 2009                           1.50%     to       2.60%        --      to         --       52.37%     to       54.05%
 2008                           1.50%     to       2.60%        --      to         --      (48.20)%    to      (47.63)%
WELLS FARGO ADVANTAGE VT
 INDEX ASSET ALLOCATION FUND
 2012                           1.15%     to       2.40%      1.44%     to       1.45%      10.36%     to       11.74%
 2011                           1.15%     to       2.40%      2.69%     to       2.86%       3.96%     to        5.27%
 2010                           1.15%     to       2.40%      1.78%     to       1.93%      10.60%     to       11.99%
 2009                           1.15%     to       2.40%      2.05%     to       2.05%      12.72%     to       14.13%
 2008                           1.15%     to       2.40%      2.35%     to       2.45%     (30.80)%    to      (29.93)%

-------------------------------------------------------------------------------

                                                                  UNIT
                                                               FAIR VALUE
SUB-ACCOUNT                         UNITS #               LOWEST TO HIGHEST #                NET ASSETS
-------------------------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT
 TOTAL RETURN BOND FUND
 2012                               1,524,181       $1.488787      to       $1.675435          $2,415,585
 2011                               1,871,552        1.437219      to        1.597306           2,830,856
 2010                               1,428,159        1.359018      to        1.491631           2,025,101
 2009                               1,301,798        1.300294      to        1.409455           1,750,930
 2008                               1,405,812        1.188977      to        1.272794           1,710,175
WELLS FARGO ADVANTAGE VT
 INTRINSIC VALUE FUND
 2012                               1,084,632        1.194583      to        1.344346           1,417,506
 2011                               1,320,456        1.024177      to        1.138271           1,465,444
 2010                               1,566,453        1.072157      to        1.176790           1,796,144
WELLS FARGO ADVANTAGE VT
 INTERNATIONAL EQUITY FUND
 2012                                  16,617       11.437369      to       11.788898             191,813
 2011                                  15,548       10.318134      to       10.508483             161,247
 2010                                  15,382       12.145438      to       12.205915             187,004
 2009                                 207,931        0.945390      to        1.016688             198,771
 2008                                 217,687        0.856985      to        0.912908             188,357
WELLS FARGO ADVANTAGE VT
 SMALL CAP GROWTH FUND
 2012                               1,084,071        1.564439      to        1.760603           1,859,317
 2011                               1,389,107        1.485504      to        1.651001           2,231,738
 2010                               1,790,626        1.594913      to        1.750561           3,017,564
 2009                               2,035,835        1.288635      to        1.396830           2,747,018
 2008                               2,283,504        0.864682      to        0.925656           2,053,908
WELLS FARGO ADVANTAGE VT
 DISCOVERY FUND
 2012                                  19,652       16.974721      to       18.242749             350,204
 2011                                  25,605       14.723461      to       15.673820             392,067
 2010                                  22,486       14.723816      to       15.788306             346,965
 2009                                  16,031       11.126586      to       11.782931             185,032
 2008                                  24,038        8.122728      to        8.495159             200,173
WELLS FARGO ADVANTAGE VT
 SMALL CAP VALUE FUND
 2012                                   8,347       13.159565      to       14.142622             114,630
 2011                                   7,173       11.788796      to       12.549726              87,164
 2010                                   8,170       12.981936      to       13.689196             108,646
 2009                                  10,342       11.306740      to       11.810054             119,236
 2008                                  13,645        7.131261      to        7.458200              99,475
WELLS FARGO ADVANTAGE VT
 OPPORTUNITY FUND
 2012                                  27,482       13.344136      to       14.341170             384,215
 2011                                  50,600       11.796167      to       12.557748             619,394
 2010                                  40,301       13.074811      to       13.445072             529,503
 2009                                  45,841       10.521380      to       10.989858             493,355
 2008                                  69,024        7.325020      to        7.524753             514,286

                                                                    INVESTMENT
                                       EXPENSE                        INCOME                      TOTAL RETURN
                                   RATIO LOWEST TO               RATIO LOWEST TO                RATIO LOWEST TO
SUB-ACCOUNT                            HIGHEST*                     HIGHEST**                      HIGHEST***
-----------------------------  ------------------------------------------------------------------------------------------
WELLS FARGO ADVANTAGE VT
 TOTAL RETURN BOND FUND
 2012                           1.15%     to       2.40%      1.45%     to       1.45%       3.59%     to        4.89%
 2011                           1.15%     to       2.40%      2.66%     to       2.95%       5.75%     to        7.08%
 2010                           1.15%     to       2.40%      3.38%     to       3.42%       4.52%     to        5.83%
 2009                           1.15%     to       2.40%      4.48%     to       4.52%       9.36%     to       10.74%
 2008                           1.15%     to       2.40%      4.84%     to       4.84%      (0.05)%    to        1.21%
WELLS FARGO ADVANTAGE VT
 INTRINSIC VALUE FUND
 2012                           1.15%     to       2.40%      1.34%     to       1.35%      16.64%     to       18.10%
 2011                           1.15%     to       2.40%      0.43%     to       0.53%      (4.48)%    to       (3.27)%
 2010                           1.15%     to       2.40%      0.93%     to       0.93%      11.13%     to       12.53%
WELLS FARGO ADVANTAGE VT
 INTERNATIONAL EQUITY FUND
 2012                           1.15%     to       2.35%      1.32%     to       1.38%      10.85%     to       12.18%
 2011                           1.15%     to       2.35%      0.11%     to       0.28%     (14.93)%    to      (13.91)%
 2010                           1.15%     to       2.10%        --      to         --       21.45%     to       22.06%
 2009                           1.15%     to       2.10%      3.05%     to       3.08%      10.32%     to       11.37%
 2008                           1.15%     to       2.10%      1.93%     to       2.22%     (44.59)%    to      (44.06)%
WELLS FARGO ADVANTAGE VT
 SMALL CAP GROWTH FUND
 2012                           1.15%     to       2.40%        --      to         --        5.31%     to        6.64%
 2011                           1.15%     to       2.40%        --      to         --       (6.86)%    to       (5.69)%
 2010                           1.15%     to       2.40%        --      to         --       23.77%     to       25.32%
 2009                           1.15%     to       2.40%        --      to         --       49.03%     to       50.90%
 2008                           1.15%     to       2.40%        --      to         --      (42.81)%    to      (42.09)%
WELLS FARGO ADVANTAGE VT
 DISCOVERY FUND
 2012                           1.15%     to       2.10%        --      to         --       15.29%     to       16.39%
 2011                           1.15%     to       2.10%        --      to         --       (1.66)%    to       (0.73)%
 2010                           1.15%     to       2.40%        --      to         --       32.33%     to       33.99%
 2009                           1.15%     to       2.40%        --      to         --       36.98%     to       38.70%
 2008                           1.15%     to       2.40%        --      to         --      (45.68)%    to      (44.99)%
WELLS FARGO ADVANTAGE VT
 SMALL CAP VALUE FUND
 2012                           1.15%     to       2.10%      0.86%     to       0.92%      11.63%     to       12.69%
 2011                           1.15%     to       2.10%      0.66%     to       0.67%      (9.19)%    to       (8.32)%
 2010                           1.15%     to       2.10%      1.50%     to       1.50%      14.82%     to       15.91%
 2009                           1.15%     to       2.10%      1.18%     to       1.21%      56.86%     to       58.35%
 2008                           1.15%     to       2.40%        --      to         --      (45.87)%    to      (45.18)%
WELLS FARGO ADVANTAGE VT
 OPPORTUNITY FUND
 2012                           1.15%     to       2.10%      0.09%     to       0.10%      13.12%     to       14.20%
 2011                           1.15%     to       2.10%        --      to       0.12%      (7.48)%    to       (6.60)%
 2010                           1.15%     to       1.65%      0.76%     to       0.76%      21.73%     to       22.34%
 2009                           1.15%     to       2.10%        --      to         --       44.67%     to       46.05%
 2008                           1.15%     to       1.90%      1.92%     to       1.94%     (41.23)%    to      (40.78)%

  * This represents the annualized contract expenses of the Sub-Account for the year indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.
 ** These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund's manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

SEPARATE ACCOUNT THREE

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS -- (CONCLUDED)

-------------------------------------------------------------------------------

*** This represents the total return for the year indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the year indicated or from the effective date through the end of the reporting period.
  # Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.
  +  See Note 1 for additional information related to this Sub-Account.

RIDERS:

    The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account Value) for various Rider charges:

    MAV/EPB Death Benefit Charge maximum of .30%

    MAVPlus Benefit Charge maximum of .30%

    Principal First Charge maximum of .75%

    Principal First Preferred Charge maximum of .20%

    Optional Death Benefit Charge maximum of .15%

    Earnings Protection Benefit Charge maximum of .20%

    These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners' accounts as specified in the product prospectus.

7.  SUBSEQUENT EVENTS:

    Management has evaluated events subsequent to December 31, 2012 and through the issuance date of the Account's financial statements, noting there are no subsequent events requiring adjustment or disclosure in the financial statements.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

INDEPENDENT AUDITORS' REPORT
FINANCIAL STATEMENTS -- STATUTORY-BASIS

As of December 31, 2012 and 2011, and for the Years Ended December 31, 2012, 2011 and 2010

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               TABLE OF CONTENTS

                                                                 PAGE:
----------------------------------------------------------------------------------
Independent Auditors' Report                                      F-2
Financial Statements -- Statutory-Basis:
 Admitted Assets, Liabilities and Capital and Surplus             F-3
 Statements of Operations                                         F-4
 Statements of Changes in Capital and Surplus                     F-5
 Statements of Cash Flows                                         F-6
 Notes to Financial Statements                                   F7-41

[DELOITTE LOGO]                                                     DELOITTE & TOUCHE LLP
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                                                                    Hartford,CT 06103-3402
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                                                                    www.deloitte.com

                          INDEPENDENT AUDITORS' REPORT

To the Board of Directors of
Hartford Life and Annuity Insurance Company
Hartford, Connecticut

We have audited the accompanying statutory-basis financial statements of Hartford Life and Annuity Insurance Company (the "Company"), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2012 and 2011, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows each of the three years in the period ended December 31, 2012, and the related notes to the statutory-basis financial statements.

Management's Responsibility for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors' Responsibility

Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor's judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company's preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of the accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 2 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Insurance Department of the State of Connecticut.

The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 2 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2012.

Opinion on Statutory Basis of Accounting

In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut as described in Note 2 to the statutory-basis financial statements.

/s/ Deloitte & Touche LLP

April 10, 2013

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
              ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS
                               (STATUTORY-BASIS)

                                           AS OF DECEMBER 31,
                                     2012                      2011
--------------------------------------------------------------------------------
ADMITTED ASSETS
 Bonds                            $13,760,107,102           $11,394,354,135
 Common and preferred stocks          833,792,149             1,017,063,560
 Mortgage loans on real
  estate                              907,375,838               660,905,198
 Real estate                           24,674,594                25,506,912
 Contract loans                       375,218,562               370,655,282
 Cash and short-term
  investments                       2,012,782,902             3,179,543,702
 Derivatives                          673,239,577             1,602,784,576
 Other invested assets                279,355,350               251,264,156
                              -------------------       -------------------
     TOTAL CASH AND INVESTED
                      ASSETS       18,866,546,074            18,502,077,521
                              -------------------       -------------------
 Investment income due and
  accrued                             200,098,931               167,669,384
 Amounts recoverable for
  reinsurance                         226,878,415                82,357,163
 Federal income tax
  recoverable                                  --                66,466,241
 Deferred tax asset                   394,723,616               529,817,226
 Receivables from parent,
  subsidiaries and
  affiliates                           13,512,043                19,756,182
 Other assets                         157,051,791               134,763,018
 Separate Account assets           45,851,885,131            48,255,070,982
                              -------------------       -------------------
       TOTAL ADMITTED ASSETS      $65,710,696,001           $67,757,977,717
                              -------------------       -------------------
LIABILITIES
 Aggregate reserves for
  future benefits                  $9,208,744,094           $11,213,317,982
 Liability for deposit-type
  contracts                         1,543,283,228                65,824,777
 Policy and contract claim
  liabilities                          74,111,929                48,092,766
 Asset valuation reserve              162,571,194               179,493,239
 Interest maintenance
  reserve                              88,321,743                60,883,805
 Payables to parent,
  subsidiaries and
  affiliates                           35,894,640                23,109,160
 Accrued expense allowances
  and other amounts due from
  Separate Accounts                  (670,087,726)             (884,460,194)
 Funds held under
  reinsurance treaties with
  unauthorized reinsurers           2,981,569,933             2,552,745,907
 Payable for investment
  repurchase program                1,614,859,275                        --
 Collateral on derivatives            467,830,775             1,488,105,981
 Other liabilities                  1,325,497,396               824,354,242
 Separate Account
  liabilities                      45,851,885,131            48,255,070,982
                              -------------------       -------------------
           TOTAL LIABILITIES       62,684,481,612            63,826,538,647
                              -------------------       -------------------
CAPITAL AND SURPLUS
 Common stock -- par value
  $1,250 per share, 3,000
  shares authorized, 2,000
  shares issued and
  outstanding                           2,500,000                 2,500,000
 Aggregate write-ins for
  other than special surplus
  funds                               169,606,804               174,887,393
 Gross paid-in and
  contributed surplus               2,771,903,231             2,893,378,493
 Aggregate write-ins for
  special surplus funds                        --               176,605,742
 Unassigned surplus                    82,204,354               684,067,442
                              -------------------       -------------------
   TOTAL CAPITAL AND SURPLUS        3,026,214,389             3,931,439,070
                              -------------------       -------------------
       TOTAL LIABILITIES AND
         CAPITAL AND SURPLUS      $65,710,696,001           $67,757,977,717
                              -------------------       -------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                               (STATUTORY-BASIS)

                                                                          FOR THE YEARS ENDED DECEMBER 31,
                                                               2012                     2011                     2010
---------------------------------------------------------------------------------------------------------------------------------
REVENUES
 Premiums and annuity considerations                        $1,288,798,535           $1,401,142,759           $1,110,039,826
 Net investment income                                         687,977,036              637,017,383              651,852,402
 Commissions and expense allowances on reinsurance              49,989,787               34,051,212               90,333,930
  ceded
 Reserve adjustments on reinsurance ceded                   (8,032,092,137)          (7,279,328,984)          (6,345,615,060)
 Fee income                                                  1,206,201,964            1,366,934,784            1,452,299,854
 Other revenues                                                 22,453,259               13,413,968               26,435,811
                                                        ------------------       ------------------       ------------------
                                        TOTAL REVENUES      (4,776,671,556)          (3,826,768,878)          (3,014,653,237)
                                                        ------------------       ------------------       ------------------
BENEFITS AND EXPENSES
 Death and annuity benefits                                    759,877,305              703,019,683              696,946,177
 Disability and other benefits                                   8,161,076                9,127,886                9,295,233
 Surrenders and other fund withdrawals                         305,668,254              331,833,655              283,345,881
 Commissions and expense allowances                            468,295,588              523,282,542              509,398,932
 (Decrease) increase in aggregate reserves for life           (378,937,282)           2,416,785,246              648,536,025
  and accident and health policies
 General insurance expenses                                    354,659,954              308,877,214              367,574,662
 Net transfers from Separate Accounts                       (7,601,449,859)          (7,446,610,318)          (6,144,421,221)
 Modified coinsurance adjustment on reinsurance               (292,387,321)            (201,842,919)            (236,815,941)
  assumed
 Other expenses                                                125,643,377              230,507,595              148,320,783
                                                        ------------------       ------------------       ------------------
                           TOTAL BENEFITS AND EXPENSES      (6,250,468,908)          (3,125,019,416)          (3,717,819,469)
                                                        ------------------       ------------------       ------------------
 NET GAIN (LOSS) FROM OPERATIONS BEFORE FEDERAL INCOME       1,473,797,352             (701,749,462)             703,166,232
                                 TAX EXPENSE (BENEFIT)
 Federal income tax expense (benefit)                          323,855,226              115,068,345              (65,495,355)
                                                        ------------------       ------------------       ------------------
                       NET GAIN (LOSS) FROM OPERATIONS       1,149,942,126             (816,817,807)             768,661,587
                                                        ------------------       ------------------       ------------------
 Net realized capital losses, after tax                       (438,565,374)             (41,037,858)            (688,717,817)
                                                        ------------------       ------------------       ------------------
                                     NET INCOME (LOSS)        $711,376,752            $(857,855,665)             $79,943,770
                                                        ------------------       ------------------       ------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                  STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
                               (STATUTORY-BASIS)

                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                 2012                    2011                    2010
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK -- PAR VALUE $1,250 PER SHARE, 3,000 SHARES
 AUTHORIZED, 2,000 SHARES ISSUED AND OUTSTANDING
 Balance, beginning and end of year                               $2,500,000              $2,500,000              $2,500,000
                                                           -----------------       -----------------       -----------------
GROSS PAID-IN AND CONTRIBUTED SURPLUS
 Balance, beginning of year                                    2,893,378,493           2,890,696,495           2,889,208,215
 Capital (return) contribution                                  (121,475,262)              2,681,998               1,488,280
                                                           -----------------       -----------------       -----------------
                                     BALANCE, END OF YEAR      2,771,903,231           2,893,378,493           2,890,696,495
                                                           -----------------       -----------------       -----------------
AGGREGATE WRITE-INS FOR OTHER THAN SPECIAL SURPLUS FUNDS
 Balance, beginning of year                                      174,887,393             182,105,606             189,963,147
 Amortization of gain on inforce reinsurance                      (5,280,589)             (7,218,213)             (7,857,541)
                                                           -----------------       -----------------       -----------------
                                     BALANCE, END OF YEAR        169,606,804             174,887,393             182,105,606
                                                           -----------------       -----------------       -----------------
AGGREGATE WRITE-INS FOR SPECIAL SURPLUS FUNDS
 Balance, beginning of year                                      176,605,742             181,471,058             266,358,000
 Change in additional admitted deferred tax asset               (176,605,742)             (4,865,316)            (84,886,942)
                                                           -----------------       -----------------       -----------------
                                     BALANCE, END OF YEAR                 --             176,605,742             181,471,058
                                                           -----------------       -----------------       -----------------
UNASSIGNED FUNDS
 Balance, beginning of year                                      684,067,442             805,765,945             737,571,154
 Net income (loss)                                               711,376,752            (857,855,665)             79,943,770
 Change in net unrealized capital (losses) gains on             (106,980,222)            352,961,532            (342,230,129)
  common stocks and other invested assets
 Change in net unrealized foreign exchange capital              (823,914,426)            265,927,783             151,724,446
  (losses) gains
 Change in net deferred income tax                                72,756,668             499,609,022              47,041,083
 Change in asset valuation reserve                                16,922,045            (162,934,104)              9,004,550
 Change in nonadmitted assets                                   (648,630,747)           (219,410,471)            211,752,886
 Cumulative effect of change in accounting principles            176,605,742                      --                      --
 Change in liability for reinsurance in unauthorized                   1,100                   3,400               4,736,976
  companies
 Dividends to stockholder                                                 --                      --             (72,000,000)
 Correction of prior year error                                           --                      --             (21,778,791)
                                                           -----------------       -----------------       -----------------
                                     BALANCE, END OF YEAR         82,204,354             684,067,442             805,765,945
                                                           -----------------       -----------------       -----------------
CAPITAL AND SURPLUS
                                     BALANCE, END OF YEAR     $3,026,214,389          $3,931,439,070          $4,062,539,104
                                                           -----------------       -----------------       -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                               (STATUTORY-BASIS)

                                                                           FOR THE YEARS ENDED DECEMBER 31,
                                                                 2012                    2011                    2010
---------------------------------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
 Premiums and annuity considerations                          $1,289,285,920          $1,399,332,372          $1,167,274,877
 Net investment income                                           702,155,801             613,946,357             763,045,855
 Reserve adjustments on reinsurance                           (8,032,092,137)         (7,279,328,984)         (6,345,615,060)
 Miscellaneous income                                          1,261,070,634           1,409,156,457           1,553,382,340
                                                           -----------------       -----------------       -----------------
  Total income                                                (4,779,579,782)         (3,856,893,798)         (2,861,911,988)
                                                           -----------------       -----------------       -----------------
 Benefits paid                                                   861,678,272           1,061,260,232             549,412,033
 Federal income tax (recoveries) payments                        (75,830,891)           (115,479,588)            363,856,309
 Net transfers from Separate Accounts                         (7,815,822,328)         (7,863,768,436)         (6,455,732,342)
 Other expenses                                                1,837,953,351              64,878,126             327,668,851
                                                           -----------------       -----------------       -----------------
  Total benefits and expenses                                 (5,192,021,596)         (6,853,109,666)         (5,214,795,149)
                                                           -----------------       -----------------       -----------------
     NET CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES        412,441,814           2,996,215,868           2,352,883,161
                                                           -----------------       -----------------       -----------------
INVESTING ACTIVITIES
 PROCEEDS FROM INVESTMENTS SOLD, MATURED OR REPAID
 Bonds                                                         6,156,517,642           5,209,426,005           5,961,461,765
 Common and preferred stocks                                     199,580,266              53,875,698             133,591,230
 Mortgage loans                                                   69,995,071              34,571,199              82,742,398
 Derivatives and other                                            33,818,042             251,024,069             600,107,338
                                                           -----------------       -----------------       -----------------
  Total investment proceeds                                    6,459,911,021           5,548,896,971           6,777,902,731
                                                           -----------------       -----------------       -----------------
 COST OF INVESTMENTS ACQUIRED
 Bonds                                                         8,537,855,101           6,908,483,885           6,988,480,966
 Common and preferred stocks                                      15,489,335             146,121,947              51,045,814
 Mortgage loans                                                  316,475,000             256,825,000              33,125,000
 Real estate                                                         236,398                      --                 106,600
 Derivatives and other                                         1,207,268,735             119,866,202           1,755,491,882
                                                           -----------------       -----------------       -----------------
  Total investments acquired                                  10,077,324,569           7,431,297,034           8,828,250,262
                                                           -----------------       -----------------       -----------------
 Net increase in contract loans                                    4,563,280               6,146,082              11,680,007
                                                           -----------------       -----------------       -----------------
                   NET CASH USED FOR INVESTING ACTIVITIES     (3,621,976,828)         (1,888,546,145)         (2,062,027,538)
                                                           -----------------       -----------------       -----------------
FINANCING AND MISCELLANEOUS ACTIVITIES
 Dividends to stockholder                                                 --                      --             (72,000,000)
 Funds held under reinsurance treaties with unauthorized
  reinsurers                                                     428,824,026             552,976,734            (154,549,016)
 Collateral received on investment repurchase program          1,614,859,275                      --                      --
 Net other cash used                                                (909,087)            (54,575,550)            (73,312,602)
                                                           -----------------       -----------------       -----------------
            NET CASH PROVIDED BY (USED FOR) FINANCING AND
                                 MISCELLANEOUS ACTIVITIES      2,042,774,214             498,401,184            (299,861,618)
                                                           -----------------       -----------------       -----------------
Net (decrease) increase in cash and short-term
 investments                                                  (1,166,760,800)          1,606,070,907              (9,005,995)
 CASH AND SHORT-TERM INVESTMENTS, beginning of year            3,179,543,702           1,573,472,795           1,582,478,790
                                                           -----------------       -----------------       -----------------
             CASH AND SHORT-TERM INVESTMENTS, END OF YEAR     $2,012,782,902          $3,179,543,702          $1,573,472,795
                                                           -----------------       -----------------       -----------------
Note: Supplemental disclosures of cash flow information
 for non-cash transactions:
 Capital contribution from parent to settle intercompany
  balances related to stock compensation                           5,189,550               2,681,998               1,488,280
 Capital contribution to subsidiary to settle
  intercompany balances related to stock compensation              2,721,550               1,736,296                      --
 Shares of subsidiary Hartford Life, Ltd. contributed to
  subsidiary Hartford Life International, Ltd.                            --                      --              29,472,142

                       SEE NOTES TO FINANCIAL STATEMENTS.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 2012 AND 2011 AND 2010

--------------------------------------------------------------------------------

1.  ORGANIZATION AND DESCRIPTION OF BUSINESS

Hartford Life and Annuity Insurance Company ("HLAI" or the "Company") is a wholly-owned subsidiary of Hartford Life Insurance Company ("HLIC"), which is an indirect subsidiary of Hartford Life, Inc. ("HLI"). HLI is indirectly owned by The Hartford Financial Services Group, Inc. ("The Hartford").

On September 29, 2010, the Company contributed Hartford Life Ltd., a wholly-owned subsidiary based in Bermuda, to Hartford Life International, Ltd., also a wholly-owned subsidiary, in order to align all of the Company's foreign subsidiaries under one foreign holding company.

On March 21, 2012, the Company's ultimate parent, The Hartford, announced that it had decided to focus on its property and casualty, group benefits and mutual funds businesses. As a result, The Hartford ceased selling its individual annuity products in the second quarter of 2012. In addition, The Hartford sold its individual life, retirement plans and Woodbury Financial Services businesses. See Notes 14 and 15.

The Company offers a complete line of fixed and variable annuities, universal and traditional individual life insurance and benefit products such as disability insurance.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying statutory-basis financial statements of HLAI have been prepared in conformity with statutory accounting practices prescribed or permitted by the State of Connecticut Department of Insurance ("the Department"). The Department recognizes only statutory accounting practices prescribed or permitted by the State of Connecticut for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the State of Connecticut Insurance Law. The National Association of Insurance Commissioners' Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed practices by the State of Connecticut.

A difference prescribed by Connecticut state law allows the Company to receive a reinsurance reserve credit for a reinsurance treaty that provides for a limited right of unilateral cancellation by the reinsurer. Even if the Company did not obtain reinsurance reserve credit for this reinsurance treaty, the Company's risk-based capital would not have triggered a regulatory event.

A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed by the Department is shown below for the years ended December 31:

                                                                2012                     2011                    2010
---------------------------------------------------------------------------------------------------------------------------------
NET INCOME (LOSS), STATE OF CONNECTICUT BASIS                  $711,376,752            $(857,855,665)            $79,943,770
State prescribed practice:
Reinsurance reserve credit (as described above)                 (88,280,194)             161,739,538              (3,086,978)
                                                          -----------------       ------------------       -----------------
                                                                (88,280,194)             161,739,538              (3,086,978)
                             NET INCOME (LOSS), NAIC SAP      $ 799,656,946         $ (1,019,595,203)           $ 83,030,748
                                                          -----------------       ------------------       -----------------
Statutory capital and surplus, State of Connecticut
 Basis                                                       $3,026,214,389           $3,931,439,071          $4,062,539,104
State prescribed practice:
Less: Reinsurance reserve credit (as described above)           307,774,786              396,054,980             234,315,442
                                                          -----------------       ------------------       -----------------
                                                                307,774,786              396,054,980             234,315,442
                 STATUTORY CAPITAL AND SURPLUS, NAIC SAP    $ 2,718,439,603          $ 3,535,384,091         $ 3,828,223,662
                                                          -----------------       ------------------       -----------------

The Company does not follow any other prescribed or permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital.

The preparation of financial statements in conformity with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for life, accident and health, and fixed and variable annuity policies; evaluation of other-than-temporary impairments; valuation of derivatives; and contingencies relating to corporate litigation and regulatory matters. Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the statutory-basis financial statements. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

Approximately $1.5 billion of policyholder reserves on annuities assumed from Hartford Life Insurance K.K., a Japan based affiliate, that were previously recorded within Aggregate reserves for future benefits have been reclassified to Liability for deposit-type contracts in the current period at the direction of the Department. Prior periods have not been reclassified.

Certain other reclassifications have been made to prior year financial information to conform to the current year presentation.

Accounting practices and procedures as prescribed or permitted by the Department are different in certain material respects from accounting principles generally accepted in the United States of America ("GAAP"). The more significant differences are:

(1) for statutory purposes, policy acquisition costs (commissions, underwriting and selling expenses, etc.) and sales inducements are charged to expense when incurred rather than capitalized and amortized for GAAP purposes;

(2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. For GAAP, when policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders;

(3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the National Association of Insurance Commissioners ("NAIC"), which may vary considerably from interest and mortality assumptions used under GAAP. Additionally for GAAP, reserves for guaranteed minimum death benefits ("GMDB") are based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience, and, reserves for guaranteed withdrawal benefits are considered embedded derivatives and reported at fair value;

(4) exclusion of certain assets designated as nonadmitted assets from the Statements of Admitted Assets, Liabilities and Capital and Surplus for statutory purposes by directly charging surplus;

(5) the calculation of the postretirement benefits obligation which, for statutory accounting, excludes non-vested employees whereas GAAP liabilities include a provision for such employees; statutory and GAAP accounting permit either immediate recognition of the liability or straight-line amortization of the liability over a period not to exceed 20 years. For GAAP, The Hartford's obligation was immediately recognized. For statutory accounting, the remaining obligation is expected to be recognized ratably over the next 4 years;

(6) establishment of a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve ("AVR")) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held, into income over the original life to maturity of the asset sold (Interest Maintenance Reserve ("IMR")) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

(7) the reporting of reserves and benefits, net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

(8) for statutory purposes, investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1 through 5 are carried at amortized cost, and unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of Statement of Statutory Accounting Principles ("SSAP") No. 43 -- Revised (Loan-backed and Structured Securities). GAAP requires that fixed maturities and loan-backed and structured securities be classified as "held-to-maturity," "available-for-sale" or "trading," based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds and loan-backed securities were classified on a GAAP basis as "available-for-sale" and accordingly, these investments and common stocks were reflected at fair value with the corresponding impact included as a separate component of Stockholder's Equity;

(9) for statutory purposes, Separate Account liabilities are calculated using prescribed actuarial methodologies, which approximate the market value of Separate Account assets, less applicable surrender charges. The Separate Account surplus generated by these reserving methods is recorded as an amount due to or from Separate Accounts on the Statements of Admitted Assets, Liabilities and Capital and Surplus, with changes reflected in the Statements of Operations. On a GAAP basis, Separate Account assets and liabilities must meet specific conditions to qualify as a Separate Account asset or liability. Amounts reported for Separate Account assets and liabilities are based upon the fair value of the underlying assets;

(10) the consolidation of financial statements for GAAP reporting, whereas statutory accounting requires standalone financial statements with earnings of subsidiaries reflected as changes in unrealized gains or losses in surplus;

(11) deferred income taxes, which provide for statutory/tax temporary differences, are subject to limitation and are charged directly to surplus, whereas, GAAP would include GAAP/tax temporary differences recognized as a component of net income;

(12) comprehensive income and its components are not presented in the statutory-basis financial statements;

(13) for statutory purposes derivative instruments that qualify for hedging, replication, or income generation are accounted for in a manner consistent with the hedged item, cash instrument and covered asset, respectively, which is typically amortized cost. Derivative instruments held for other investment and risk management activities, which do not receive hedge accounting treatment, receive fair value accounting for statutory purposes and are recorded at fair value with corresponding changes in value reported in unrealized gains and losses within surplus. For GAAP, derivative instruments are recorded at fair value with changes in value reported in earnings, with the exception of cash flow hedges and net investment hedges of a foreign operation, which are carried at fair value with changes in value reported as a separate component of Stockholder's Equity. In addition, statutory accounting does not record the hedge ineffectiveness on qualified hedge positions, whereas, GAAP records the hedge ineffectiveness in earnings; and

(14) embedded derivatives for statutory accounting are not bifurcated from the host contract, whereas, GAAP accounting requires the embedded derivative to be bifurcated from the host instrument, accounted for and reported separately.

AGGREGATE RESERVES FOR LIFE AND ACCIDENT AND HEALTH POLICIES AND CONTRACTS AND LIABILITY FOR DEPOSIT-TYPE CONTRACTS

Aggregate reserves for payment of future life, health and annuity benefits are computed in accordance with applicable actuarial standards. Reserves for life insurance policies are generally based on the 1941, 1958, 1980 and 2001 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.25% to 6.00%. Accumulation and on-benefit annuity reserves are based principally on individual and group annuity tables at various rates ranging from 2.50% to 9.50% and using the Commissioner's Annuity Reserve Valuation Method ("CARVM"). Accident and health reserves are established using a two year preliminary term method and morbidity tables based primarily on Company experience.

For non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract. The Company does not have any forms for which the cash values are in excess of the legally computed reserve.

Extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.

As of December 31, 2012 and 2011, the Company had $15,553,422,110 and $17,416,612,680, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of Connecticut. Reserves to cover the above insurance at December 31, 2012 and 2011 totaled $64,681,219 and $74,633,381, respectively.

The Company has established Separate Accounts to segregate the assets and liabilities of certain life insurance, pension and annuity contracts that must be segregated from the Company's General Account assets under the terms of its contracts. The assets consist primarily of marketable securities and are reported at fair value. Premiums, benefits and expenses relating to these contracts are reported in the Statements of Operations.

An analysis of annuity actuarial reserves and deposit fund liabilities by withdrawal characteristics for the General Account and Separate Accounts as of December 31, 2012 is presented below:

                                                                  SEPARATE
                                                                  ACCOUNTS        SEPARATE
                                                  GENERAL           WITH          ACCOUNTS
                                                  ACCOUNT        GUARANTEES     NONGUARANTEED        TOTAL          % OF TOTAL
---------------------------------------------------------------------------------------------------------------------------------
A. Subject to discretionary withdrawal
 1. With fair value adjustment                 $1,504,858,853       $ --                  $ --   $1,504,858,853         3.28%
 2. At book value less current surrender
  charge of 5% or more                            179,906,297         --                    --      179,906,297         0.39%
 3. At fair value                                          --         --        41,311,170,020   41,311,170,020        89.94%
                                              ---------------       ----       ---------------  ---------------       ------
 4. Total with adjustment or at fair value      1,684,765,150         --        41,311,170,020   42,995,935,170        93.61%
 5. At book value without adjustment
  (minimal or no charge or adjustment)          2,445,873,881         --                    --    2,445,873,881         5.32%
B. Not subject to discretionary withdrawal        360,640,185         --           130,875,400      491,515,585         1.07%
                                              ---------------       ----       ---------------  ---------------       ------
C. Total (gross)                                4,491,279,216         --        41,442,045,420   45,933,324,636       100.00%
D. Reinsurance ceded                              212,088,582         --                    --      212,088,582
                                              ---------------       ----       ---------------  ---------------       ------
E. Total (net)                                 $4,279,190,634       $ --       $41,442,045,420  $45,721,236,054
                                              ---------------       ----       ---------------  ---------------       ------
Reconciliation of total annuity actuarial
 reserves and deposit fund liabilities:
F. Life and Accident & Health Annual
 Statement:
 1. Exhibit 5, Annuities Section, Total
  (net)                                        $2,732,473,849
 2. Exhibit 5, Supplementary Contract
  Section, Total (net)                              3,433,555
 3. Exhibit 7, Deposit-Type Contracts
  Section, Total (net)                          1,543,283,230
                                              ---------------
 4. Subtotal                                    4,279,190,634
Separate Account Annual Statement:
 5. Exhibit 3, Annuities Section, Total
  (net)                                        41,442,045,420
 6. Exhibit 3, Supplemental Contract
  Section, Total (net)                                     --
 7. Policyholder dividend and coupon
  accumulations                                            --
 8. Policyholder premiums                                  --
 9. Guaranteed interest contracts                          --
 10. Exhibit 4, Deposit-Type Contracts
  Section, Total (net)                                     --
                                              ---------------
 11. Subtotal                                  41,442,045,420
                                              ---------------
 12. Combined total                           $45,721,236,054
                                              ---------------

INVESTMENTS

Investments in unaffiliated bonds, other than loan-backed and structured securities, rated in NAIC classes 1-5 are carried at amortized cost and unaffiliated bonds rated in NAIC class 6 are carried at the lower of amortized cost or fair value. Short-term investments include all investments whose maturities, at the time of acquisition, are one year or less and are stated at amortized cost. Unaffiliated common stocks are carried at fair value. Investments in stocks of uncombined subsidiaries, controlled and affiliated ("SCA") companies are based on the net worth of the subsidiary in accordance with SSAP No. 97 (Investment in Subsidiary, Controlled, and Affiliated Entities, a replacement of SSAP No. 88). The Company's investment value in a foreign insurance subsidiary is affected by adjusting GAAP annuity account value reserves using VA CARVM. Methodology is consistent with domestic accumulation annuity reserves. The change in the carrying value is recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus. Unaffiliated preferred stocks are carried at cost, lower of cost or amortized cost, or fair value depending on the assigned credit rating and whether the preferred stock is redeemable or non-redeemable. Mortgage loans on real estate are stated at the outstanding principal balance, less any allowances for credit losses. Loan-backed bonds and structured securities are carried at either amortized cost or the lower of amortized cost or fair value in accordance with the provisions of SSAP No. 43 -- Revised. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the prospective method, except for highly rated fixed rate securities, which use the retrospective method. The Company has ownership interests in joint ventures, investment partnerships and limited liability companies. The Company carries these interests based upon audited financial statements in accordance with SSAP No. 48 (Joint Ventures, Partnerships and Limited Liability Companies). Contract loans are carried at outstanding balance, which approximates fair value.

Interest income from fixed maturities and mortgage loans on real estate is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For fixed rate securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future repayments using the retrospective method; however, if these investments are impaired, any yield adjustments are made using the prospective method. The Company has not elected under SSAP No. 43 -- Revised to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Investment income on variable rate and interest only securities is determined using the prospective method. Prepayment fees on bonds and mortgage loans on real estate are recorded in net investment income when earned. Dividends are recorded as earned on the ex-dividend date. For partnership investments, income is earned when cash distributions of income are received. For impaired debt securities, the Company accretes the new cost basis to the estimated future cash flows over the expected remaining life of the security by prospectively adjusting the security's yield.

Due and accrued investment income amounts over 90 days past due are nonadmitted. There was no investment income due and accrued excluded from surplus at December 31, 2012 and 2011.

Net realized gains and losses from investment sales represent the difference between the sales proceeds and the lower of cost of the investment sold, determined on a specific identification basis. Net realized capital gains and losses also result from termination or settlement of derivative contracts that do not qualify, or are not designated, as a hedge for accounting purposes. Impairments are recognized within net realized capital losses when investment losses in value are deemed other-than-temporary. Foreign currency transaction gains and losses are also recognized within net realized capital gains and losses.

The AVR is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The AVR balances were $162,571,194 and $179,493,239 as of December 31, 2012 and 2011, respectively. Additionally, the IMR captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the life of the bond, preferred stock or mortgage loan sold. The IMR balances as of December 31, 2012 and 2011 were $88,321,737, and $60,883,805, respectively. The net capital gains captured in the IMR, net of taxes, in 2012, 2011, and 2010 were $44,533,696, $22,055,099 and $67,929,917, respectively. The amount of income amortized from the IMR net of taxes in 2012, 2011, and 2010 included in the Company's Statements of Operations, was $17,095,758, $4,967,011 and $15,097,035, respectively. Realized capital gains and losses, net of taxes, not included in the IMR are reported in the Statements of Operations.

The Company's accounting policy requires that a decline in the value of a bond or equity security below its cost or amortized cost basis be assessed to determine if the decline is other-than-temporary. In addition, for securities expected to be sold, an other-than-temporary impairment ("OTTI") charge is recognized if the Company does not expect the fair value of a security to recover to its cost or amortized cost basis prior to the expected date of sale. The impaired value of the other-than-temporarily impaired investment becomes its new cost basis. The Company has a security monitoring process overseen by a committee of investment and accounting professionals that identifies securities that, due to certain characteristics, as described below, are subjected to an enhanced analysis on a quarterly basis.

Securities that are in an unrealized loss position are reviewed at least quarterly to determine if an OTTI is present based on certain quantitative and qualitative factors. The primary factors considered in evaluating whether a decline in value for securities not subject to SSAP No. 43 -- Revised is other-than-temporary include: (a) the length of time and the extent to which the fair value has been less than cost or amortized cost, (b) changes in the financial condition, credit rating and near-term prospects of the issuer, and
(c) whether the debtor is current on contractually obligated payments. Once an impairment charge has been recorded, the Company continues to review the other-than-temporarily impaired securities for further OTTIs on an ongoing basis.

For securities that are not subject to SSAP No. 43 -- Revised, if the decline in value of a bond or equity security is other-than-temporary, a charge is recorded in net realized capital losses equal to the difference between the fair value and cost or amortized cost basis of the security.

For certain securitized financial assets with contractual cash flows (including asset-backed securities), SSAP No. 43 -- Revised requires the Company to periodically update its best estimate of cash flows over the life of the security. If management determines that its best estimate of expected future cash flows discounted at the security's effective yield prior to the impairment are less than its amortized cost, then an OTTI charge is recognized equal to the difference between the amortized cost and the Company's best estimate of expected future cash flows discounted at the security's effective yield prior to the impairment. The Company's best estimate of expected future cash flows discounted at the security's effective yield prior to the impairment becomes its new cost basis. Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third-party sources along with certain internal assumptions and judgments regarding the future performance of the underlying collateral. As a result, actual results may differ from estimates. Projections of expected future cash flows may change based upon new information regarding the performance of the underlying collateral. In addition, if the Company does not have the intent and ability to hold a security subject to the provisions of SSAP No. 43 - - Revised until the recovery of value, the security is written down to fair value.

Net realized capital losses resulting from write-downs for OTTIs on corporate and asset-backed bonds were $21,190,901, $9,684,957 and $16,191,903 for the years ended December 31, 2012, 2011 and 2010, respectively. Net realized capital losses resulting from write-downs for OTTIs on equities were $33,439, $245,204 and $0 for the years ended December 31, 2012, 2011 and 2010, respectively.

Mortgage loans on real estate are considered to be impaired when management estimates that, based upon current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. For mortgage loans on real estate that are determined to be impaired, a valuation allowance is established for the difference between the carrying amount and the Company's share of the fair value of the collateral. Additionally, a loss contingency valuation allowance is established for estimated probable credit losses on certain homogenous groups of loans. Changes in valuation allowances are recorded in net unrealized capital gains and losses. Interest income on an impaired loan is accrued to the extent it is deemed collectable and the loan continues to perform under its original or restructured terms. Interest income on defaulted loans is recognized when received. As of December 31, 2012, 2011 and 2010, the Company had impaired mortgage loans on real estate with related allowances for credit losses of $565,263, $682,306 and $2,561,000, respectively.

The Company may at any time use derivative instruments, including swaps, caps, floors, options, futures and forwards. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow, or net investment in a foreign operation), replication, income generation, or held for other investment and/or risk management activities, which primarily involves managing asset or liability related risks which do not qualify for hedge accounting under SSAP No. 86 (Accounting for Derivative Instruments and Hedging, Income Generation, and Replication (Synthetic Asset) Transactions). The Company's derivative transactions are permitted uses of derivatives under the derivative use plan required by the Department.

Derivatives used in hedging relationships are accounted for in a manner consistent with the item hedged. Typically, cost paid or consideration received at inception of a contract is reported on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals are recorded in a manner consistent with the hedged item. Upon termination of the derivative, any gain or loss is recognized as a derivative capital gain or loss.

Derivatives used in replication relationships are accounted for in a manner consistent with the cash instrument and the replicated asset. Typically, cost paid or consideration received at inception of the contract is recorded on the balance sheet as a derivative asset or liability, respectively. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income. Upon termination of the derivative, any gain or loss is recognized as a derivative capital gain or loss.

Derivatives used in income generation relationships are accounted for in a manner consistent with the associated covered asset. Typically, consideration received at inception of the contract is recorded on the balance sheet as a derivative liability. Upon termination, any remaining derivative liability, along with any disposition payments are recorded to derivative capital gain or loss.

Derivatives held for other investment and/or risk management activities receive fair value accounting. The derivatives are carried on the balance sheet at fair value and the changes in fair value are recorded in derivative unrealized gains and losses. Periodic cash flows and accruals of income/expense are recorded as a component of derivative net investment income.

ADOPTION OF ACCOUNTING STANDARDS

Effective January 1, 2012, the Company adopted SSAP No. 101 (Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10). The effect of the adoption of SSAP No. 101 on the Company's admitted assets, net income and surplus was not material. As a result of the adoption, during the first quarter of 2012, the Company reclassified $177 million between special surplus funds and unassigned surplus representing the additional admitted deferred tax asset that had been calculated under the provisions of SSAP No. 10R (Income Taxes -- Revised, A Temporary Replacement of SSAP No. 10) and which is no longer required to be presented as special surplus funds.

FUTURE ADOPTION OF ACCOUNTING STANDARDS

Offsetting of Financial Assets and Liabilities:

In December 2012, the Statutory Accounting Principles Working Group ("SAPWG") of the National Association of Insurance Commissioners ("NAIC") adopted revisions to the following SSAPs: SSAP No. 64, Offsetting and Netting of Assets and Liabilities; SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities; and SSAP No. 103 Transfers and Servicing of Financial Assets and Extinguishment of Liabilities. The effect of these revisions, effective for financial statements issued beginning January 1, 2013, will allow offsetting of financial assets and liabilities in only certain limited circumstances and will therefore disallow netting derivatives under master netting agreements and similar arrangements under repurchase and reverse repurchase agreements. The Company will adopt these changes effective January 1, 2013, and as a result both Derivative assets and Derivative liabilities will be increased in the first quarter 2013 statutory financial statements by approximately $793 million, from balances as of December 31, 2012.

-------------------------------------------------------------------------------

3.  INVESTMENTS

For the years ended December 31,

(A)  COMPONENTS OF NET INVESTMENT INCOME

                                                   2012          2011          2010
---------------------------------------------------------------------------------------
Interest income from bonds and short-term
 investments                                   $575,468,717  $509,808,728  $469,730,083
Interest income from contract loans              22,174,261    22,747,522    20,359,950
Interest income from mortgage loans on real
 estate                                          41,558,591    30,291,082    27,188,650
Interest and dividends from other investments    64,491,175    86,751,995   150,668,061
Gross investment income                         703,692,744   649,599,327   667,946,744
 Less: investment expenses                       15,715,708    12,581,944    16,094,342
                                               ------------  ------------  ------------
                        NET INVESTMENT INCOME  $687,977,036  $637,017,383  $651,852,402
                                               ------------  ------------  ------------

(B) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON BONDS AND SHORT-TERM INVESTMENTS

                                                   2012               2011               2010
------------------------------------------------------------------------------------------------------
Gross unrealized capital gains                 $1,362,269,460     $1,023,591,266     $442,646,698
Gross unrealized capital losses                 (66,702,724)      (161,289,941)      (195,775,301)
Net unrealized capital gains                   1,295,566,736       862,301,325        246,871,397
Balance, beginning of year                      862,301,325        246,871,397       (141,761,000)
                                               ------------       ------------       ------------
    CHANGE IN NET UNREALIZED CAPITAL GAINS ON
             BONDS AND SHORT-TERM INVESTMENTS  $433,265,411       $615,429,928       $388,632,397
                                               ------------       ------------       ------------

(C) COMPONENTS OF NET UNREALIZED CAPITAL (LOSSES) GAINS ON COMMON AND PREFERRED STOCKS

                                                   2012               2011               2010
------------------------------------------------------------------------------------------------------
Gross unrealized capital gains                     $720,924         $4,123,643         $2,105,046
Gross unrealized capital losses                (209,618,658)      (174,273,946)      (337,772,932)
Net unrealized capital losses                  (208,897,734)      (170,150,303)      (335,667,886)
Balance, beginning of year                     (170,150,303)      (335,667,886)       (17,158,000)
                                               ------------       ------------       ------------
    CHANGE IN NET UNREALIZED CAPITAL (LOSSES)  $(38,747,431)      $165,517,583       $(318,509,886)
         GAINS ON COMMON AND PREFERRED STOCKS
                                               ------------       ------------       ------------

(D)  COMPONENTS OF NET REALIZED CAPITAL LOSSES

                                                   2012               2011               2010
------------------------------------------------------------------------------------------------------
Bonds and short-term investments               $(22,131,292)       $56,145,379        $57,288,750
Common stocks -- unaffiliated                     1,259,413            144,514             10,124
Common stocks -- affiliated                      36,605,566                 --                 --
Preferred stocks -- unaffiliated                         --           (245,204)                --
Mortgage loans on real estate                      (126,000)                --        (43,549,377)
Derivatives                                    (392,397,711)       (77,242,753)      (614,797,438)
Other invested assets                             8,941,445         12,472,692          5,232,690
Net realized capital losses                    (367,848,579)        (8,725,372)      (595,815,251)
Capital gains tax expense                        26,183,099         10,257,387         24,972,649
Net realized capital losses, after tax         (394,031,678)       (18,982,759)      (620,787,900)
 Less: amounts transferred to IMR                44,533,696         22,055,099         67,929,917
                                               ------------       ------------       ------------
       NET REALIZED CAPITAL LOSSES, AFTER TAX  $(438,565,374)     $(41,037,858)      $(688,717,817)
                                               ------------       ------------       ------------

For the years ended December 31, 2012, 2011 and 2010, sales of unaffiliated bonds and short-term investments resulted in proceeds of $6,348,001,597, $6,028,566,737 and $6,758,918,000, gross realized capital gains of $122,902,196,
$103,207,903 and $113,537,000, and gross realized capital losses of $47,294,722,
$46,490,884 and $40,731,000 respectively, before transfers to the IMR.

For the years ended December 31, 2012, 2011 and 2010, sales of unaffiliated common and preferred stocks resulted in proceeds of $68,765,398, $875,698 and $10,124, gross realized capital gains of $4,275,703, $152,187 and $10,124, and gross realized capital losses of $2,982,847, $7,673 and $0, respectively.

(E) INVESTMENTS -- DERIVATIVE INSTRUMENTS

OVERVIEW

The Company utilizes a variety of derivative instruments, including swaps, swaptions, caps, floors, forwards, futures and options through one of four Company approved objectives: to hedge risk arising from interest rate, equity market, credit spread including issuer defaults, price or foreign currency exchange rate risk or volatility; to manage liquidity; to control transaction costs; or to enter into income generation or replication transactions. On the date the derivative contract is entered into, the Company designates the derivative as hedging (fair value, cash flow, or net investment in a foreign operation), income generation, replication, or held for other investment and/or risk management activities, which primarily involves managing asset or liability related risks which do not qualify for hedge accounting under SSAP No. 86. The Company's derivative transactions are used in strategies permitted under the derivative use plan required by the Department.

Interest rate swaps and index swaps involve the periodic exchange of payments with other parties, at specified intervals, calculated using agreed upon rates or indices and notional principal amounts. Generally, no cash or principal payments are exchanged at the inception of the contract. Typically, at the time a swap is entered into, the cash flow streams exchanged by the counterparties are equal in value.

Credit default swaps entitle one party to receive a periodic fee in exchange for an obligation to compensate the other party should a credit event occur on the part of the referenced issuer.

Interest rate cap and floor contracts entitle the purchaser to receive from the issuer at specified dates, the amount, if any, by which a specified market rate exceeds the cap strike rate or falls below the floor strike rate, applied to a notional principal amount. A premium payment is made by the purchaser of the contract at its inception, and no principal payments are exchanged.

Forward contracts are customized commitments that specify a rate of interest or currency exchange rate to be paid or received on an obligation beginning on a future start date and are typically settled in cash.

Financial futures are standardized commitments to either purchase or sell designated financial instruments at a future date for a specified price and may be settled in cash or through delivery of the underlying instrument. Futures contracts trade on organized exchanges. Margin requirements for futures are met by pledging securities or cash, and changes in the futures' contract values are settled daily in cash.

Option contracts grant the purchaser, for a premium payment, the right to either purchase from or sell to the issuer a financial instrument at a specified price, within a specified period or on a stated date.

Swaption contracts grant the purchaser, for a premium payment, the right to enter into an interest rate swap with the issuer on a specified future date.

Foreign currency swaps exchange an initial principal amount in two currencies, agreeing to re-exchange the currencies at a future date, at an agreed upon exchange rate. There may also be a periodic exchange of payments at specified intervals calculated using the agreed upon rates and exchanged principal amounts.

STRATEGIES

The notional value, fair value, and carrying value of derivative instruments used during the year are disclosed in the table presented below. During the years 2012 and 2011, the Company did not transact in or hold any positions related to net investment hedges in a foreign operation or income generation transactions. The notional amounts of derivative contracts represent the basis upon which pay or receive amounts are calculated and are not reflective of credit risk. The fair value of derivative instruments are based upon widely accepted pricing valuation models which utilize independent third-party data as inputs or independent broker quotations. As of December 31, 2012 and 2011, the average fair value for derivatives held for other investment and/or risk management activities was $879,622,080 and $994,929,586, respectively. The Company did not have any material unrealized gains or losses during the reporting period representing the component of the derivative instruments gain or loss from derivatives that no longer qualify for hedge accounting.

                                       AS OF DECEMBER 31, 2012                            AS OF DECEMBER 31, 2011
                              NOTIONAL           FAIR          CARRYING        NOTIONAL             FAIR           CARRYING
(AMOUNTS IN THOUSANDS)          VALUE            VALUE           VALUE         VALUE               VALUE            VALUE
---------------------------------------------------------------------------------------------------------------------------------
DERIVATIVE TYPE BY STRATEGY
Cash flow hedges
 Interest rate swaps            $100,000          $2,419            $ --          $360,000          $24,656             $ --
 Foreign currency swaps           20,082            (589)         (2,098)           56,751           12,986            6,971
 Japan 3Win foreign
  currency swaps               1,553,624        (127,149)             --         1,775,646          183,792               --
Fair value hedges
 Interest rate swaps              27,999             (50)             --           109,945             (763)              --
Replication transactions
 Credit default swaps            252,500           4,076           2,608            26,900             (279)            (255)
Other investment and/or
 Risk Management activities
 Interest rate caps               54,077              --              --            54,077                5                5
 Credit default swaps            144,490          (1,060)         (1,060)          274,555            3,715            3,715
 Credit default swaps --
  offsetting                     519,972          (2,764)         (2,764)          574,372           (5,047)          (5,047)
 Foreign currency swaps           50,000          (9,072)         (9,072)           50,000           (7,205)          (7,205)
 U.S. GMWB hedging
  derivatives                 13,280,533         508,651         508,651        11,173,683          729,864          729,864
 Equity index options             45,458           2,270           2,270            13,790              569              569
 Interest rate swaps              20,000           4,034           4,034           460,645              (86)             (86)
 Interest rate swaps --
  offsetting                     260,010         (15,767)        (15,767)          225,000          (16,422)         (16,422)
 U.S. macro hedge program      7,442,223         285,785         285,785         6,819,099          356,561          356,561
 International program
  hedging instruments         22,450,857        (167,597)       (167,597)       17,044,723          497,931          497,931
                             -----------       ---------       ---------       -----------       ----------       ----------
                      TOTAL  $46,221,825        $483,187        $604,990       $39,019,186       $1,780,277       $1,566,601
                             -----------       ---------       ---------       -----------       ----------       ----------

CASH FLOW HEDGES

INTEREST RATE SWAPS: Interest rate swaps are primarily used to convert interest receipts on floating-rate fixed maturity investments to fixed rates. Forward starting swap agreements are used to hedge the interest rate exposure of anticipated future purchases of fixed maturity securities. As of December 31, 2012 the Company did not hold cash flow qualifying forward starting swap agreements. For the year ended December 31, 2012, the Company reported a gain of $4,520,509 classified in unrealized gains and losses related to cash flow hedges that have been discontinued because it was no longer probable that the original forecasted transactions would occur by the end of the originally specified time period.

Foreign currency swaps are used to convert foreign denominated cash flows associated with certain foreign denominated fixed maturity investments to U.S. dollars. The foreign fixed maturities are primarily denominated in euros and are swapped to minimize cash flow fluctuations due to changes in currency rates.

FOREIGN CURRENCY SWAPS: Japan 3Win foreign currency swaps are primarily used to hedge the foreign currency exposure related to certain guaranteed minimum income benefit ("GMIB") fixed liability payments reinsured from a related party.

FAIR VALUE HEDGES

INTEREST RATE SWAPS: Interest rate swaps are used to hedge the changes in fair value of certain fixed rate maturity investments due to changes in LIBOR.

REPLICATION TRANSACTIONS

CREDIT DEFAULT SWAPS: The Company periodically enters into credit default swaps as part of replication transactions by pairing with highly rated, fixed-income securities in order to reproduce the investment characteristics of otherwise permissible investments.

OTHER INVESTMENT AND/OR RISK MANAGEMENT ACTIVITIES

The table below presents realized capital gains and (losses) on derivative instruments used for other investment and/or risk management activities.

                                                                         REALIZED GAINS (LOSSES)
                                        FOR THE YEAR ENDED                 FOR THE YEAR ENDED              FOR THE YEAR ENDED
(AMOUNTS IN THOUSANDS)                  DECEMBER 31, 2012                   DECEMBER 31, 2011               DECEMBER 31, 2010
---------------------------------------------------------------------------------------------------------------------------------
BY STRATEGY
Credit default swaps                                $2,904                            $738                          $1,329
Credit default swaps -- offsetting                  (1,314)                           (265)                             (4)
Foreign currency swaps                              12,448                              --                            (993)
U.S. GMWB hedging derivatives                     (242,461)                       (162,431)                       (144,744)
Equity index options                                    48                             (66)                             --
Interest rate swaps and futures                      9,294                             112                           5,772
Interest rate swaps -- offsetting                     (596)                             --                           5,822
U.S. macro hedge program                           (92,869)                       (276,125)                       (342,821)
International program hedging                     (104,440)                        326,758                        (171,159)
 instruments
                                               -----------                     -----------                     -----------
                                 TOTAL           $(416,986)                      $(111,279)                      $(646,798)
                                               -----------                     -----------                     -----------

INTEREST RATE CAPS: The Company is exposed to policyholder surrenders during a rising interest rate environment. Interest rate cap contracts are used to mitigate the Company's loss in a rising interest rate environment. The increase in yield from the cap contracts in a rising interest rate environment may be used to raise credited rates, thereby increasing the Company's competitiveness and reducing the policyholder's incentive to surrender.

CREDIT DEFAULT SWAPS: The Company enters into swap agreements in which the Company reduces or assumes credit exposure from an individual entity, referenced index or asset pool. In addition, the Company may enter into credit default swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value of the original swap.

FOREIGN CURRENCY SWAPS: The Company enters into foreign currency swaps to hedge the foreign currency exposures in certain of its foreign fixed maturity investments.

GUARANTEED MINIMUM WITHDRAWAL BENEFIT ("GMWB") HEDGING DERIVATIVES: The Company enters into interest rate, S&P 500 and NASDAQ index futures contracts and S&P 500 put and call options, as well as interest rate, S&P, equity volatility, dividend, and total return Europe, Australasia, and Far East ("EAFE") swap contracts to hedge exposure to the volatility associated with a portion of the GMWB liabilities which are not reinsured. The Company has also entered into a customized swap contract to hedge certain risk components for the remaining term of certain blocks of non-reinsured GMWB riders.

EQUITY INDEX OPTIONS: The Company enters into equity index options to economically hedge the equity risk associated with various equity indexed products.

INTEREST RATE SWAPS AND FUTURES: The Company enters into interest rate swaps and futures to manage duration between assets and liabilities. In addition, the Company enters into interest rates swaps to terminate existing swaps in hedging relationships, thereby offsetting the changes in value in the original swap.

U.S. MACRO HEDGE PROGRAM: The Company purchases equity options and futures to economically hedge the statutory reserve impact of equity risk arising primarily from GMDB and GMWB obligations against a decline in the equity markets.

INTERNATIONAL PROGRAM HEDGING INSTRUMENTS: The Company utilizes equity futures, options and swaps, currency forwards and options to partially hedge against declines in equity markets or changes in foreign currency exchange rates and the resulting statutory surplus and capital impact primarily arising from GMDB, GMIB and GMWB obligations issued in Japan and reinsured by the Company.

CREDIT RISK ASSUMED THROUGH CREDIT DERIVATIVES

The Company enters into credit default swaps that assume credit risk from a referenced index or asset pool in order to synthetically replicate investment transactions. In addition, the Company may enter into credit default swaps that assume credit risk to terminate existing credit default swaps that reduce credit risk, thereby offsetting the changes in value of the original swap.

The Company will receive a periodic payment based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer's debt obligation. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade baskets of up to five corporate issuers and diversified portfolios of corporate issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings.

The following tables present the notional amount, fair value, carrying value, weighted average years to maturity, underlying referenced credit obligation type and average credit ratings, and offsetting notional amount, fair value and carrying value for credit derivatives in which the Company is assuming credit risk as of December 31:

                            AS OF DECEMBER 31, 2012

                                             NOTIONAL        FAIR         CARRYING
(AMOUNTS IN THOUSANDS)                      AMOUNT (2)       VALUE         VALUE
---------------------------------------------------------------------------------------
CREDIT DERIVATIVE TYPE BY DERIVATIVE
 RISK EXPOSURE
Single name credit default swaps
 Investment grade risk exposure              $340,953        $4,280        $2,796
 Below investment grade risk exposure          14,313          (188)         (188)
Basket credit default swaps (4)
 Investment grade risk exposure               190,059         1,104         1,119
 Investment grade risk exposure                70,000        (2,835)       (2,835)
Credit linked notes
 Investment grade risk exposure                50,000        45,040        49,920
                                             --------       -------       -------
                                 TOTAL       $665,325       $47,401       $50,812
                                             --------       -------       -------

                                                                   UNDERLYING REFERENCED
                                                                 CREDIT OBLIGATION(S) (1)
                                            WEIGHTED
                                             AVERAGE                                 AVERAGE
                                            YEARS TO                                 CREDIT
(AMOUNTS IN THOUSANDS)                      MATURITY            TYPE                 RATING
--------------------------------------  --------------------------------------------------------
CREDIT DERIVATIVE TYPE BY DERIVATIVE
 RISK EXPOSURE
Single name credit default swaps
 Investment grade risk exposure              4 years             Corporate             A+
                                                           Credit/ Foreign
                                                                      Gov.
                                                                 Corporate
 Below investment grade risk exposure         1 year                Credit             B+
Basket credit default swaps (4)
                                                                 Corporate
 Investment grade risk exposure              4 years                Credit            BBB+
 Investment grade risk exposure              4 years           CMBS Credit             A+
Credit linked notes
                                                                 Corporate
 Investment grade risk exposure              4 years                Credit            BBB-
                                             -------       ---------------            -----
                                 TOTAL
                                             -------       ---------------            -----


                                            OFFSETTING         OFFSETTING        OFFSETTING
                                             NOTIONAL             FAIR            CARRYING
(AMOUNTS IN THOUSANDS)                      AMOUNT (3)         VALUE (3)         VALUE (3)
--------------------------------------  ------------------------------------------------------
CREDIT DERIVATIVE TYPE BY DERIVATIVE
 RISK EXPOSURE
Single name credit default swaps
 Investment grade risk exposure               $94,053            $(2,340)          $(2,340)

 Below investment grade risk exposure          14,313              (452)             (452)
Basket credit default swaps (4)

 Investment grade risk exposure                78,276              (875)             (875)
 Investment grade risk exposure                70,000             2,835             2,835
Credit linked notes

 Investment grade risk exposure                    --                --                --
                                             --------            ------            ------
                                 TOTAL       $256,642             $(832)            $(832)
                                             --------            ------            ------

                            AS OF DECEMBER 31, 2011

                                            NOTIONAL       FAIR        CARRYING
(AMOUNTS IN THOUSANDS)                     AMOUNT (2)      VALUE        VALUE
-----------------------------------------------------------------------------------
CREDIT DERIVATIVE TYPE BY DERIVATIVE
 RISK EXPOSURE
Single name credit default swaps
 Investment grade risk exposure             $148,153      $(2,394)     $(2,370)
 Below investment grade risk exposure         14,313          (36)         (36)
Basket credit default swaps (4)
 Investment grade risk exposure              209,543       (2,110)      (2,110)
 Investment grade risk exposure               70,000       (6,374)      (6,374)
Credit linked notes
 Investment grade risk exposure               50,000       39,875       49,900
                                            --------      -------      -------
                                 TOTAL      $492,009      $28,961      $39,010
                                            --------      -------      -------

                                                                  UNDERLYING REFERENCED
                                                                CREDIT OBLIGATION(S) (1)
                                            WEIGHTED
                                            AVERAGE
                                            YEARS TO                               AVERAGE
(AMOUNTS IN THOUSANDS)                      MATURITY           TYPE             CREDIT RATING
--------------------------------------  -------------------------------------------------------
CREDIT DERIVATIVE TYPE BY DERIVATIVE
 RISK EXPOSURE
Single name credit default swaps
 Investment grade risk exposure              2 years            Corporate             A-
                                                          Credit/ Foreign
                                                                     Gov.
 Below investment grade risk exposure        2 years            Corporate            BB+
                                                                   Credit
Basket credit default swaps (4)
 Investment grade risk exposure              5 years            Corporate            BBB+
                                                                   Credit
 Investment grade risk exposure              7 years          CMBS Credit             A+
Credit linked notes
 Investment grade risk exposure              6 years            Corporate            BB+
                                                                   Credit
                                            --------      ---------------          --------
                                 TOTAL
                                            --------      ---------------          --------


                                             OFFSETTING          OFFSETTING         OFFSETTING
                                              NOTIONAL              FAIR             CARRYING
(AMOUNTS IN THOUSANDS)                       AMOUNT (3)           VALUE (3)          VALUE (3)
--------------------------------------  ----------------------------------------------------------
CREDIT DERIVATIVE TYPE BY DERIVATIVE
 RISK EXPOSURE
Single name credit default swaps
 Investment grade risk exposure                 $121,253            $(1,644)           $(1,644)

 Below investment grade risk exposure             14,313             (1,252)            (1,252)

Basket credit default swaps (4)
 Investment grade risk exposure                   78,781                929                929

 Investment grade risk exposure                   70,000              6,374              6,374
Credit linked notes
 Investment grade risk exposure                       --                 --                 --

                                            ------------          ---------          ---------
                                 TOTAL          $284,347             $4,407             $4,407
                                            ------------          ---------          ---------

(1) The average credit ratings are based on availability and the midpoint of the applicable ratings among Moody's, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.

(2) Notional amount is equal to the maximum potential future loss amount. There is no specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

(3) The Company has entered into offsetting credit default swaps to terminate certain existing credit default swaps, thereby offsetting the future changes in value of or losses paid related to the original swap.

(4)  Includes $260,059 and $279,543 as of December 31, 2012 and 2011,
     respectively, of standard market indices of diversified portfolios of corporate issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.

CREDIT RISK

The Company's derivative counterparty exposure policy establishes market-based credit limits, favors long-term financial stability and creditworthiness of the counterparty and typically requires credit enhancement/credit risk reducing agreements. The Company minimizes the credit risk in derivative instruments by entering into transactions with high quality counterparties rated A or better, which are monitored and evaluated by the Company's risk management team and reviewed by senior management.

The Company has developed credit exposure thresholds which are based upon counterparty ratings. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties or potential payment obligations from the Company to its counterparties. Credit exposures are generally quantified daily based on the prior business day's market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of derivatives exceeds the contractual thresholds. In accordance with industry standards and the contractual agreements, collateral is typically settled on the next business day. The Company has exposure to credit risk for amounts below the exposure thresholds which are uncollateralized, as well as for market fluctuations that may occur between contractual settlement periods of collateral movements.

Counterparty exposure thresholds are developed for each of the counterparties based upon their ratings. The maximum uncollateralized threshold for a derivative counterparty is $10,000,000. In addition, the compliance unit monitors counterparty credit exposure on a monthly basis to ensure compliance with Company policies and statutory limitations. The Company also maintains a policy of requiring that all derivative contracts, other than exchange traded contracts and certain currency forward contracts, be governed by an International Swaps and Derivatives Association Master Agreement which is structured by legal entity and by counterparty and permits right of offset.

For the year ended December 31, 2012 the Company has recovered gains of $1,837,102 on derivative instruments from re-negotiating losses incurred in 2008 due to counterparty default related to the bankruptcy of Lehman Brothers Holdings, Inc. For the years ended December 31, 2012, 2011, and 2010 the Company had no losses on derivative instruments due to counterparty nonperformance.

(F) CONCENTRATION OF CREDIT RISK

The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk. As of December 31, 2012 and 2011, the Company is not exposed to any credit concentration risk of a single issuer, excluding U.S. government and certain U.S. government agencies, wholly-owned subsidiaries, and a short-term investment pool greater than 10% of the Company's capital and surplus.

(G) BONDS, SHORT-TERM INVESTMENTS, COMMON STOCK AND PREFERRED STOCKS

                                                                                  GROSS          GROSS              ESTIMATED
                                                              STATEMENT        UNREALIZED      UNREALIZED              FAIR
                                                                VALUE             GAINS          LOSSES               VALUE
---------------------------------------------------------------------------------------------------------------------------------
BONDS AND SHORT-TERM INVESTMENTS
 DECEMBER 31, 2012
U.S. government and government agencies and authorities:
 -- Guaranteed and sponsored -- excluding
  asset-backed                                               $1,701,238,189     $113,882,510  $(11,282,937)        $1,803,837,762
 -- Guaranteed and sponsored -- asset-backed                  2,269,303,170       65,613,690      (740,169)         2,334,176,691
States, municipalities and political subdivisions               541,077,559       83,135,680       (20,027)           624,193,212
International governments                                       425,402,388       20,370,687        (9,328)           445,763,747
All other corporate -- excluding asset-backed                 6,361,023,917      892,122,605    (2,845,895)         7,250,300,627
All other corporate -- asset-backed                           1,258,505,776       85,716,013   (49,217,597)         1,295,004,192
Hybrid securities                                                47,181,632        3,906,596    (2,586,771)            48,501,457
Short-term investments                                        1,218,426,755               --            --          1,218,426,755
Affiliated bond                                               1,156,374,471       97,521,679            --          1,253,896,150
                                                           ----------------  ---------------  ------------       ----------------
                   TOTAL BONDS AND SHORT-TERM INVESTMENTS   $14,978,533,857   $1,362,269,460  $(66,702,724)       $16,274,100,593
                                                           ----------------  ---------------  ------------       ----------------

                                                                            GROSS               GROSS                ESTIMATED
                                                                         UNREALIZED           UNREALIZED               FAIR
                                                       COST                 GAINS               LOSSES                 VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS DECEMBER 31, 2012
Common stocks -- unaffiliated                         $102,656,234          $720,924            $(4,963,989)          $98,413,169
Common stocks -- affiliated                            931,351,749                --           (204,239,309)          727,112,440
                                                 -----------------       -----------       ----------------       ---------------
                            TOTAL COMMON STOCKS     $1,034,007,983          $720,924          $(209,203,298)         $825,525,609
                                                 -----------------       -----------       ----------------       ---------------

                                                                                    GROSS           GROSS             ESTIMATED
                                                                  STATEMENT       UNREALIZED      UNREALIZED            FAIR
                                                                    VALUE           GAINS           LOSSES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS DECEMBER 31, 2012
Preferred stocks -- unaffiliated                                   $8,266,540        $ --           $(415,361)         $7,851,179
                                                                -------------        ----        ------------       -------------
                                        TOTAL PREFERRED STOCKS     $8,266,540        $ --           $(415,361)         $7,851,179
                                                                -------------        ----        ------------       -------------

                                                                  GROSS             GROSS                 ESTIMATED
                                              STATEMENT         UNREALIZED        UNREALIZED                FAIR
                                                VALUE             GAINS             LOSSES                  VALUE
-----------------------------------------------------------------------------------------------------------------------
BONDS AND SHORT-TERM INVESTMENTS
 DECEMBER 31, 2011
U.S. government and government agencies
 and authorities:
 -- Guaranteed and sponsored --                $755,130,295      $104,729,396       $(1,048,670)           $858,811,021
  excluding asset-backed
 -- Guaranteed and sponsored --               1,186,617,224        44,551,484           (66,086)          1,231,102,622
  asset-backed
States, municipalities and political            413,682,584        43,804,332          (954,164)            456,532,752
 subdivisions
International governments                       107,425,052         9,605,312          (393,067)            116,637,297
All other corporate -- excluding              6,131,755,165       687,886,439       (28,337,748)          6,791,303,856
 asset-backed
All other corporate -- asset-backed           1,436,711,752        64,964,862      (107,770,233)          1,393,906,381
Hybrid securities                                66,811,576            44,045       (22,719,973)             44,135,648
Short-term investments                        2,395,806,381                --                --           2,395,806,381
Affiliated bond                               1,296,220,489        68,005,396                --           1,364,225,885
                                          -----------------  ----------------  ----------------       -----------------
  TOTAL BONDS AND SHORT-TERM INVESTMENTS    $13,790,160,518    $1,023,591,266     $(161,289,941)        $14,652,461,843
                                          -----------------  ----------------  ----------------       -----------------

                                                                              GROSS           GROSS                 ESTIMATED
                                                                           UNREALIZED       UNREALIZED                FAIR
                                                             COST             GAINS           LOSSES                  VALUE
---------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS DECEMBER 31, 2011
Common stocks -- unaffiliated                               $152,370,800     $3,456,202       $(9,800,861)           $146,026,141
Common stocks -- affiliated                                1,025,139,835        667,441      (163,216,084)            862,591,192
                                                       -----------------  -------------  ----------------       -----------------
                                  TOTAL COMMON STOCKS     $1,177,510,635     $4,123,643     $(173,016,945)         $1,008,617,333
                                                       -----------------  -------------  ----------------       -----------------

                                                                                   GROSS            GROSS             ESTIMATED
                                                                 STATEMENT       UNREALIZED      UNREALIZED             FAIR
                                                                   VALUE           GAINS           LOSSES               VALUE
---------------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS DECEMBER 31, 2011
Preferred stocks -- unaffiliated                                  $8,446,226        $ --          $(1,257,001)         $7,189,225
                                                               -------------        ----        -------------       -------------
                                       TOTAL PREFERRED STOCKS     $8,446,226        $ --          $(1,257,001)         $7,189,225
                                                               -------------        ----        -------------       -------------

The statement value and estimated fair value of bonds and short-term investments at December 31, 2012 by expected maturity year are shown below. Expected maturities may differ from contractual maturities due to call or prepayment provisions. Asset-backed securities, including mortgage-backed securities and collateralized mortgage obligations, are distributed to maturity year based on the Company's estimate of the rate of future prepayments of principal over the remaining lives of the securities. These estimates are developed using prepayment speeds provided in broker consensus data. Such estimates are derived from prepayment speeds experienced at the interest rate levels projected for the applicable underlying collateral. Actual prepayment experience may vary from these estimates.

                                               STATEMENT           ESTIMATED
                                                 VALUE            FAIR VALUE
--------------------------------------------------------------------------------
MATURITY
Due in one year or less                        $1,825,114,648     $1,840,353,897
Due after one year through five years           3,500,123,823      3,659,567,243
Due after five years through ten years          4,525,043,655      4,871,237,647
Due after ten years                             5,128,251,731      5,902,941,806
                                           ------------------  -----------------
                                    TOTAL     $14,978,533,857    $16,274,100,593
                                           ------------------  -----------------

At December 31, 2012 and 2011, securities with a statement value of $3,951,872 and $3,849,385, respectively, were on deposit with government agencies as required by law in various jurisdictions in which the Company conducts business.

(H) MORTGAGE LOANS ON REAL ESTATE

The maximum and minimum lending rates for the Company's new mortgage loans on real estate were 4.30% and 3.00% and 5.20% and 3.44% for loans during 2012 and 2011, respectively. During 2012 and 2011, the Company did not reduce interest rates on any outstanding mortgage loans on real estate. For loans held as of December 31, 2012 and 2011, the highest loan to value percentage of any one loan at the time of loan origination, exclusive of insured, guaranteed, purchase money mortgages or construction loans was 78.02% and 75.47%, respectively. There were no taxes, assessments or amounts advanced and not included in the mortgage loan total. As of December 31, 2012 and 2011, the Company did not hold mortgages with interest more than 180 days past due. As of December 31, 2012 and 2011, there were impaired loans with a related allowance for credit losses of $565,263 and $682,306 with interest income recognized during the period the loans were impaired of $5,330,564 and $4,961,927, respectively.

(I) RESTRUCTURED DEBT IN WHICH THE COMPANY IS A CREDITOR

The Company had no investments in restructured loans as of December 31, 2012, 2011 and 2010.

(J) REPURCHASE AGREEMENTS, DOLLAR ROLL AGREEMENTS AND COLLATERAL ARRANGEMENTS

In 2012, the Company entered into repurchase agreement and dollar roll transactions to earn incremental income and additional liquidity. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. A dollar roll is a type of repurchase transaction where a mortgage backed security is sold with an agreement to repurchase substantially the same security at a specified time in the future. These transactions are generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.

As part of the repurchase agreement and dollar roll transactions, the Company transfers U.S. government and government agency securities and receives cash. For the repurchase agreements, the Company obtains collateral in an amount equal to at least 95% of the fair value of the securities transferred, and the agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received from the repurchase program is typically invested in short-term investments or bonds. The Company accounts for the repurchase agreement and dollar roll transactions as collateralized borrowings. The securities transferred under repurchase agreement and dollar roll transactions are included in bonds, with the obligation to repurchase those securities recorded in other liabilities in the Statements of Admitted Assets, Liabilities and Capital and Surplus. The fair value of the securities transferred was $1,622,327,938, with a corresponding agreement to repurchase $1,614,859,275 as of December 31, 2012. The aggregate fair value of the securities acquired from the use of the collateral was $1,621,236,227 as of December 31, 2012.

The Company also enters into various collateral arrangements in connection with its derivative instruments, which require both the pledging and accepting of collateral. As of December 31, 2012 and 2011, collateral pledged of $110,458,232 and $369,461,123, respectively, was included in bonds, on the Statements of Admitted Assets, Liabilities and Capital and Surplus.

As of December 31, 2012 and 2011, the Company had accepted collateral relating to the derivative instruments consisting of cash, U.S. government and U.S. government agency securities with a statement value of $645,472,822 and $1,708,566,498, respectively. At December 31, 2012 and 2011, cash collateral of $483,734,283 and $1,488,105,981, respectively, was invested and recorded in the Statements of Admitted Assets, Liabilities and Capital and Surplus in bonds and cash and short-term investments with a corresponding amount recorded in collateral on derivatives. The fair value of the cash collateral invested in cash and short-term investments was $483,734,283 and $1,488,105,981 as of December 31, 2012 and 2011, respectively. The Company is only permitted by contract to sell or repledge the noncash collateral in the event of a default by the counterparty and none of the collateral has been sold or repledged at December 31, 2012 and 2011. As of December 31, 2012 and 2011, all collateral accepted was held in separate custodial accounts.

(K) SECURITY UNREALIZED LOSS AGING

The Company has a security monitoring process overseen by a committee of investment and accounting professionals that, on a quarterly basis, identifies securities in an unrealized loss position that could potentially be other-than-temporarily impaired. For further discussion regarding the Company's OTTI policy, see Note 2. Due to the issuers' continued satisfaction of the securities' obligations in accordance with their contractual terms and the expectation that they will continue to do so, as well as the evaluation of the fundamentals of the issuers' financial condition and other objective evidence, the Company believes that the prices of the securities in the sectors identified in the tables below were temporarily depressed as of December 31, 2012 and 2011.

The following table presents cost or statement value, fair value, and unrealized losses for the Company's bonds and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2012:

                                           LESS THAN 12 MONTHS
                            AMORTIZED              FAIR             UNREALIZED
(AMOUNTS IN THOUSANDS)         COST               VALUE               LOSSES
----------------------------------------------------------------------------------
U.S. gov't and gov't
 agencies &
 authorities
  -- guaranteed &
   sponsored                 $223,652            $212,369            $(11,283)
  -- guaranteed &
   sponsored
  -- asset-backed             249,828             249,091                (737)
States, municipalities
 & political
 subdivisions                   1,055               1,035                 (20)
International
 governments                      528                 518                 (10)
All other corporate
 including
 international                287,700             285,851              (1,849)
All other corporate --
 asset-backed                  51,133              45,653              (5,480)
Hybrid securities                  --                  --                  --
                             --------            --------            --------
TOTAL FIXED MATURITIES        813,896             794,517             (19,379)
Common stock --
 unaffiliated                  60,000              56,280              (3,720)
Common stock --
 affiliated                        --                  --                  --
Preferred stock --
 unaffiliated                      --                  --                  --
                             --------            --------            --------
TOTAL STOCKS                   60,000              56,280              (3,720)
                             --------            --------            --------
TOTAL SECURITIES             $873,896            $850,797            $(23,099)
                             --------            --------            --------

                                    12 MONTHS OR MORE
                        AMORTIZED         FAIR          UNREALIZED
(AMOUNTS IN THOUSANDS)    COST            VALUE           LOSSES
----------------------  -----------------------------------------------
U.S. gov't and gov't
 agencies &
 authorities
  -- guaranteed &
   sponsored                 $ --            $ --            $ --
  -- guaranteed &
   sponsored
  -- asset-backed              78              75              (3)
States, municipalities
 & political
 subdivisions                  --              --              --
International
 governments                   --              --              --
All other corporate
 including
 international             47,003          46,006            (997)
All other corporate --
 asset-backed             499,760         456,023         (43,737)
Hybrid securities          26,057          23,470          (2,587)
                        ---------       ---------        --------
TOTAL FIXED MATURITIES    572,898         525,574         (47,324)
Common stock --
 unaffiliated              11,397          10,153          (1,244)
Common stock --
 affiliated               931,352         727,113        (204,239)
Preferred stock --
 unaffiliated               8,044           7,629            (415)
                        ---------       ---------        --------
TOTAL STOCKS              950,793         744,895        (205,898)
                        ---------       ---------        --------
TOTAL SECURITIES        $1,523,691      $1,270,469      $(253,222)
                        ---------       ---------        --------

                                           TOTAL
                        AMORTIZED           FAIR          UNREALIZED
(AMOUNTS IN THOUSANDS)     COST            VALUE            LOSSES
----------------------  -------------------------------------------------
U.S. gov't and gov't
 agencies &
 authorities
  -- guaranteed &
   sponsored              $223,652         $212,369        $(11,283)
  -- guaranteed &
   sponsored
  -- asset-backed          249,906          249,166            (740)
States, municipalities
 & political
 subdivisions                1,055            1,035             (20)
International
 governments                   528              518             (10)
All other corporate
 including
 international             334,703          331,857          (2,846)
All other corporate --
 asset-backed              550,893          501,676         (49,217)
Hybrid securities           26,057           23,470          (2,587)
                        ----------       ----------        --------
TOTAL FIXED MATURITIES   1,386,794        1,320,091         (66,703)
Common stock --
 unaffiliated               71,397           66,433          (4,964)
Common stock --
 affiliated                931,352          727,113        (204,239)
Preferred stock --
 unaffiliated                8,044            7,629            (415)
                        ----------       ----------        --------
TOTAL STOCKS             1,010,793          801,175        (209,618)
                        ----------       ----------        --------
TOTAL SECURITIES        $2,397,587       $2,121,266       $(276,321)
                        ----------       ----------        --------

The following discussion refers to the data presented in the table above, excluding affiliated bond and common stock. The Company holds 100% of the common stock of a foreign insurance subsidiary which is stated at GAAP carrying value adjusted for certain nonadmitted items and other adjustments for NAIC SAP rules if applicable. The Company does not have any current plans to dispose of this investment.

As of December 31, 2012, fixed maturities, comprised of approximately 175 securities, accounted for approximately 93% of the Company's total unrealized loss amount. The securities were primarily related to commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDOs"), and U.S. government securities which have experienced price deterioration. As of December 31, 2012, 84% of securities in an unrealized loss position were depressed less than 20% of amortized cost. The decline in unrealized losses during 2012 was primarily attributable to credit spread tightening and a decline in interest rates. The Company does not have an intention to sell the securities outlined above and has the intent and ability to hold these securities until values recover. Furthermore, based upon the Company's cash flow modeling and the expected continuation of contractually required principal and interest payments, the Company has deemed these securities to be temporarily impaired as of December 31, 2012.

Most of the securities depressed for twelve months or more relate to structured securities with exposure to commercial and residential real estate, as well as certain floating rate corporate securities or those securities with greater than 10 years to maturity, concentrated in the financial services sector. Current market spreads continue to be significantly wider for structured securities with exposure to commercial and residential real estate, as compared to spreads at the security's respective purchase date, largely due to the economic and market uncertainties regarding future performance of commercial and residential real estate. In addition, the majority of securities have a floating-rate coupon referenced to a market index where rates have declined substantially. The Company neither has an intention to sell nor does it expect to be required to sell the securities outlined above. Furthermore, based upon the Company's cash flow modeling and the expected continuation of contractually required principal and interest payments, the Company has deemed these securities to be temporarily impaired as of December 31, 2012.

The following table presents amortized cost, fair value, and unrealized losses for the Company's bond and equity securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2011:

                                        LESS THAN 12 MONTHS
                        AMORTIZED           FAIR              UNREALIZED
(AMOUNTS IN THOUSANDS)     COST            VALUE                LOSSES
----------------------------------------------------------------------------
U.S. gov't and gov't
 agencies &
 authorities
  -- guaranteed &         $125,903         $124,854             $(1,049)
   sponsored
  -- guaranteed &
   sponsored
  -- asset-backed           36,541           36,477                 (64)
States, municipalities      74,804           74,119                (685)
 & political
 subdivisions
International                  315              315                  --
 governments
All other corporate        649,737          625,937             (23,800)
 including
 international
All other corporate --     369,249          341,134             (28,115)
 asset-backed
Hybrid securities            2,257            2,200                 (57)
                        ----------       ----------            --------
TOTAL FIXED MATURITIES   1,258,806        1,205,036             (53,770)
Common stock --             62,886           53,088              (9,798)
 unaffiliated
Common stock --                 --               --                  --
 affiliated
Preferred stock --              --               --                  --
 unaffiliated
                        ----------       ----------            --------
TOTAL STOCKS                62,886           53,088              (9,798)
                        ----------       ----------            --------
TOTAL SECURITIES        $1,321,692       $1,258,124            $(63,568)
                        ----------       ----------            --------

                                     12 MONTHS OR MORE
                        AMORTIZED           FAIR          UNREALIZED
(AMOUNTS IN THOUSANDS)     COST            VALUE            LOSSES
----------------------  -------------------------------------------------
U.S. gov't and gov't
 agencies &
 authorities
  -- guaranteed &             $ --             $ --            $ --
   sponsored
  -- guaranteed &
   sponsored
  -- asset-backed              126              124              (2)
States, municipalities      10,000            9,731            (269)
 & political
 subdivisions
International                5,000            4,607            (393)
 governments
All other corporate         78,131           73,593          (4,538)
 including
 international
All other corporate --     429,162          349,507         (79,655)
 asset-backed
Hybrid securities           61,557           38,894         (22,663)
                        ----------       ----------        --------
TOTAL FIXED MATURITIES     583,976          476,456        (107,520)
Common stock --                  3               --              (3)
 unaffiliated
Common stock --            931,352          768,136        (163,216)
 affiliated
Preferred stock --           8,248            6,991          (1,257)
 unaffiliated
                        ----------       ----------        --------
TOTAL STOCKS               939,603          775,127        (164,476)
                        ----------       ----------        --------
TOTAL SECURITIES        $1,523,579       $1,251,583       $(271,996)
                        ----------       ----------        --------

                                           TOTAL
                        AMORTIZED           FAIR          UNREALIZED
(AMOUNTS IN THOUSANDS)     COST            VALUE            LOSSES
----------------------  -------------------------------------------------
U.S. gov't and gov't
 agencies &
 authorities
  -- guaranteed &         $125,903         $124,854         $(1,049)
   sponsored
  -- guaranteed &
   sponsored
  -- asset-backed           36,667           36,601             (66)
States, municipalities      84,804           83,850            (954)
 & political
 subdivisions
International                5,315            4,922            (393)
 governments
All other corporate        727,868          699,530         (28,338)
 including
 international
All other corporate --     798,411          690,641        (107,770)
 asset-backed
Hybrid securities           63,814           41,094         (22,720)
                        ----------       ----------        --------
TOTAL FIXED MATURITIES   1,842,782        1,681,492        (161,290)
Common stock --             62,889           53,088          (9,801)
 unaffiliated
Common stock --            931,352          768,136        (163,216)
 affiliated
Preferred stock --           8,248            6,991          (1,257)
 unaffiliated
                        ----------       ----------        --------
TOTAL STOCKS             1,002,489          828,215        (174,274)
                        ----------       ----------        --------
TOTAL SECURITIES        $2,845,271       $2,509,707       $(335,564)
                        ----------       ----------        --------

The following discussion refers to the data presented in the table above, excluding affiliated bond and common stock. The Company holds 100% of the common stock of a foreign insurance subsidiary which is stated at GAAP carrying value adjusted for certain nonadmitted items and other adjustments for NAIC SAP rules if applicable. The Company does not have any current plans to dispose of this investment.

As of December 31, 2011, fixed maturities, comprised of approximately 480 securities, accounted for approximately 94% of the Company's total unrealized loss amount. The securities were primarily related to commercial mortgage-backed securities ("CMBS"), and corporate securities primarily within the financial services and industrial sector which have experienced significant price deterioration. As of December 31, 2011, 86% of securities in an unrealized loss position were depressed less than 20% of amortized cost. The decline in unrealized losses during 2011 was primarily attributable to declines in interest rates and, to a lesser extent, credit spread tightening. The Company does not have an intention to sell the securities outlined above and has the intent and ability to hold these securities until values recover. Furthermore, based upon the Company's cash flow modeling and the expected continuation of contractually required principal and interest payments, the Company has deemed these securities to be temporarily impaired as of December 31, 2011.

Most of the securities depressed for twelve months or more relate to structured securities with exposure to commercial and residential real estate, as well as certain floating rate corporate securities or those securities with greater than 10 years to maturity, concentrated in the financial services sector. Current market spreads continue to be significantly wider for structured securities with exposure to commercial and residential real estate, as compared to spreads at the security's respective purchase date, largely due to the economic and market uncertainties regarding future performance of commercial and residential real estate. In addition, the majority of securities have a floating-rate coupon referenced to a market index where rates have declined substantially. The Company neither has an intention to sell nor does it expect to be required to sell the securities outlined above. Furthermore, based upon the Company's cash flow modeling and the expected continuation of contractually required principal and interest payments, the Company has deemed these securities to be temporarily impaired as of December 31, 2011.

(L) LOAN-BACKED AND STRUCTURED SECURITIES OTTIS

For the year ended December 31, 2012, the Company recognized losses for OTTIs on loan-backed and structured securities of $48,850 due to the intent to sell impaired securities. These securities had an amortized cost prior to recognition of the OTTI and a fair value of $2,985,511 and $2,936,661, respectively. No OTTI was recognized due to an inability or lack of intent to retain an investment in a security for a period of time sufficient to recover the amortized cost basis.

The following table summarizes OTTI for loan-backed securities held as of December 31, 2012, recorded because the present value of estimated cash flows expected to be collected was less than the amortized cost of the securities:

                                        2
                                     BOOK/ADJ
                                     CARRYING
                                      VALUE                   3
                                    AMORTIZED           PRESENT VALUE
                                   COST BEFORE                OF
              1                   CURRENT PERIOD          PROJECTED
            CUSIP                      OTTI               CASH FLOWS
-------------------------------------------------------------------------
00503N            AB        7        $7,535,388            $1,959,990
05947U            HT        8         3,987,817             3,981,363
059497            BW        6         9,725,618             9,468,201
059500            BK        3           324,723               301,919
07383F            YN        2         1,426,119             1,353,732
07388N            AX        4         8,656,256             6,740,942
15188R            AB        8           985,186                77,012
173067            AJ        8           685,067               541,014
22540V            V3        3         2,653,742             2,644,326
22541N            VA        4         2,380,022             2,338,979
22545X            BB        8           508,624               368,740
36158Y            BE        8           309,993               306,870
361849            N6        5         1,365,928               690,902
46625M            CY        3           644,072               572,350
46625M            KQ        1         1,741,503             1,562,570
46625Y            JP        9           787,944               729,302
46625Y            WE        9         3,076,000             2,571,757
55312Y            BD        3         2,224,569             1,767,229
75970J            AU        0            10,731                 9,123
92978T            BU        4         1,892,277             1,301,900
93364L            AD        0         7,945,532             5,903,490
75970J            AU        0             7,970                   344
00503N            AB        7         1,693,311             1,186,748
00503N            AB        7         1,050,813               497,908
22541N            NJ        4         5,519,877             4,981,232
00503N            AB        7           339,385                    (1)
46625M            CY        3           131,678               112,628
83611Y            AD        4         2,291,525             2,256,378
22540V            V3        3           744,763               707,340
36158Y            BE        8            44,757                25,424
46625M            CY        3            81,434                46,372
46625M            KQ        1           530,791               475,970
07383F            MR        6           132,490               127,782
22540V            V3        3           302,095               212,829
46625M            PS        2         1,058,378               914,896
61746W            HJ        2           368,434               260,421
38500X            AC        6           213,094                51,334
05947U            HT        8           291,112                39,845
07383F            MR        6            49,165                 7,321
173067            AJ        8           224,795               162,576
79548C            DK        9           158,872                26,374
                                                                TOTAL


                                                                              7
                                                                           DATE OF
                                      5                     6             FINANCIAL
                   4              AMORTIZED                FAIR           STATEMENT
              RECOGNIZED          COST AFTER             VALUE AT           WHERE
                 OTTI                OTTI              TIME OF OTTI        REPORTED
----------  -------------------------------------------------------------------------
00503N          $(5,575,398)       $1,959,990              $607,018         9/30/2009
05947U               (6,454)        3,981,363             3,980,969         9/30/2009
059497             (257,417)        9,468,201             8,381,882         9/30/2009
059500              (22,804)          301,919               279,440         9/30/2009
07383F              (72,387)        1,353,732             1,587,169         9/30/2009
07388N           (1,915,314)        6,740,942             6,301,194         9/30/2009
15188R             (908,174)           77,012               251,926         9/30/2009
173067             (144,053)          541,014               766,378         9/30/2009
22540V               (9,416)        2,644,326             2,502,017         9/30/2009
22541N              (41,043)        2,338,979             2,347,354         9/30/2009
22545X             (139,884)          368,740               339,617         9/30/2009
36158Y               (3,123)          306,870               288,672         9/30/2009
361849             (675,026)          690,902               946,149         9/30/2009
46625M              (71,722)          572,350               526,565         9/30/2009
46625M             (178,933)        1,562,570             1,521,277         9/30/2009
46625Y              (58,642)          729,302               741,670         9/30/2009
46625Y             (504,243)        2,571,757             3,146,164         9/30/2009
55312Y             (457,340)        1,767,229             1,494,736         9/30/2009
75970J               (1,608)            9,123                 1,859         9/30/2009
92978T             (590,377)        1,301,900             1,439,999         9/30/2009
93364L           (2,042,042)        5,903,490             2,400,000         9/30/2009
75970J               (7,626)              344                   169        12/31/2009
00503N             (506,563)        1,186,748               364,211         3/31/2010
00503N             (552,905)          497,908               333,860         6/30/2010
22541N             (538,645)        4,981,232             4,846,253         6/30/2010
00503N             (339,386)               (1)                   --         9/30/2010
46625M              (19,050)          112,628                45,254         3/31/2011
83611Y              (35,147)        2,256,378             1,591,947         3/31/2011
22540V              (37,423)          707,340               434,108         6/30/2011
36158Y              (19,333)           25,424                21,738         6/30/2011
46625M              (35,062)           46,372                27,758         6/30/2011
46625M              (54,821)          475,970               401,846         6/30/2011
07383F               (4,708)          127,782                70,900        12/31/2011
22540V              (89,266)          212,829                53,423        12/31/2011
46625M             (143,482)          914,896               779,975        12/31/2011
61746W             (108,013)          260,421               344,430        12/31/2011
38500X             (161,760)           51,334               560,040         6/30/2012
05947U             (251,267)           39,845                31,173        12/31/2012
07383F              (41,844)            7,321                   271        12/31/2012
173067              (62,219)          162,576               330,003        12/31/2012
79548C             (132,498)           26,374                    21        12/31/2012
            ---------------      ------------          ------------      ------------
               $(16,816,418)
            ---------------      ------------          ------------      ------------

4.  FAIR VALUE MEASUREMENTS

Certain of the following financial instruments are carried at fair value in the Company's Financial Statements: bonds and stocks, derivatives, and Separate Account assets.

The following section applies the fair value hierarchy and disclosure requirements for the Company's financial instruments that are carried at fair value. The fair value hierarchy prioritizes the inputs in the valuation techniques used to measure fair value into three broad levels (Level 1, 2 or 3):

Level 1 Observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Company has the ability to access at the measurement date. Level 1 securities include open-ended mutual funds reported in General and Separate Account invested assets.

Level 2 Observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Most bonds and preferred stocks, including those reported in Separate Account assets, are model priced by vendors using observable inputs and are classified within Level 2.
Level 3 Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Level 3 securities include less liquid securities, and complex derivative securities. Because Level 3 fair values, by their nature, contain one or more significant unobservable inputs as there is little or no observable market for these assets and liabilities, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the Company's best estimate of amounts that could be realized in a current market exchange absent actual market exchanges.

In many situations, inputs used to measure the fair value of an asset or liability position may fall into different levels of the fair value hierarchy. In these situations, the Company will determine the level in which the fair value falls based upon the lowest level input that is significant to the determination of the fair value. Transfers of securities among the levels occur at the beginning of the reporting period. Transfers between Level 1 and Level 2 were not material for the period ended December 31, 2012 and 2011. In most cases, both observable (e.g., changes in interest rates) and unobservable (e.g., changes in risk assumptions) inputs are used in the determination of fair values that the Company has classified within Level 3. Consequently, these values and the related gains and losses are based upon both observable and unobservable inputs. The Company's bonds included in Level 3 are classified as such because these securities are primarily priced by independent brokers and/or within illiquid markets.

These disclosures provide information as to the extent to which the Company uses fair value to measure financial instruments and information about the inputs used to value those financial instruments to allow users to assess the relative reliability of the measurements. The following tables present assets and (liabilities) carried at fair value by hierarchy level as of:

                                                                       DECEMBER 31, 2012
                                     QUOTED PRICES IN
                                      ACTIVE MARKETS             SIGNIFICANT              SIGNIFICANT
                                      FOR IDENTICAL               OBSERVABLE             UNOBSERVABLE
                                          ASSETS                    INPUTS                  INPUTS
(AMOUNTS IN THOUSANDS)                  (LEVEL 1)                 (LEVEL 2)                (LEVEL 3)               TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Assets accounted for at fair
 value
All other corporate --
 asset-backed                                   $ --                     $12                   $2,418                  $2,430
Common stocks                                 98,409                      --                        4                  98,413
                                      --------------              ----------              -----------          --------------
          TOTAL BONDS AND STOCKS              98,409                      12                    2,422                 100,843
Derivative assets
 Credit derivatives                               --                  (2,669)                   1,519                  (1,150)
 Equity derivatives                               --                      --                    1,800                   1,800
 Foreign exchange derivatives                     --                 (11,171)                      --                 (11,171)
 Interest rate derivatives                        --                  26,228                       --                  26,228
 GMWB hedging instruments                         --                  98,244                  341,565                 439,809
 US macro hedge program                           --                      --                  333,449                 333,449
 International program hedging
  instruments                                     --                 (75,753)                 (39,973)               (115,726)
                                      --------------              ----------              -----------          --------------
         TOTAL DERIVATIVE ASSETS                  --                  34,879                  638,360                 673,239
Separate Account assets (1)               45,821,181                      --                       --              45,821,181
                                      --------------              ----------              -----------          --------------
   TOTAL ASSETS ACCOUNTED FOR AT
                      FAIR VALUE         $45,919,590                 $34,891                 $640,782             $46,595,263
                                      --------------              ----------              -----------          --------------
Liabilities accounted for at
 fair value
Derivative liabilities
 Credit derivatives                             $ --                  $1,452                  $(1,519)                   $(67)
 Equity derivatives                               --                      --                      470                     470
 Interest rate derivatives                        --                 (37,960)                      --                 (37,960)
 GMWB hedging instruments                         --                     891                   67,951                  68,842
 US macro hedge program                           --                      --                  (47,664)                (47,664)
 International program hedging
  instruments                                     --                 (31,419)                 (20,452)                (51,871)
                                      --------------              ----------              -----------          --------------
 TOTAL LIABILITIES ACCOUNTED FOR
                   AT FAIR VALUE                $ --                $(67,036)                 $(1,214)               $(68,250)
                                      --------------              ----------              -----------          --------------

(1) Excludes approximately $30.7 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100 (Fair Value Measurements).

                                                                     DECEMBER 31, 2011
                                  QUOTED PRICES IN
                                   ACTIVE MARKETS                                        SIGNIFICANT
                                   FOR IDENTICAL               SIGNIFICANT              UNOBSERVABLE
                                       ASSETS               OBSERVABLE INPUTS              INPUTS
(AMOUNTS IN THOUSANDS)               (LEVEL 1)                  (LEVEL 2)                 (LEVEL 3)                TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Assets accounted for at fair
 value
All other corporate --
 asset-backed                                $ --                     $ --                     $2,468                  $2,468
Common stocks                             146,956                       --                          4                 146,960
                                   --------------              -----------              -------------          --------------
       TOTAL BONDS AND STOCKS             146,956                       --                      2,472                 149,428
Derivative assets
 Credit derivatives                            --                   (1,075)                      (512)                 (1,587)
 Equity derivatives                            --                       --                        569                     569
 Foreign exchange derivatives                  --                     (234)                        --                    (234)
 Interest rate derivatives                     --                   19,676                          5                  19,681
 GMWB hedging instruments                      --                   43,792                    686,072                 729,864
 US macro hedge program                        --                       --                    356,561                 356,561
 International program
  hedging instruments                          --                  518,083                    (20,152)                497,931
                                   --------------              -----------              -------------          --------------
      TOTAL DERIVATIVE ASSETS                  --                  580,242                  1,022,543               1,602,785
Separate Account assets (1)            48,234,930                       --                         --              48,234,930
                                   --------------              -----------              -------------          --------------
TOTAL ASSETS ACCOUNTED FOR AT
                   FAIR VALUE         $48,381,886                 $580,242                 $1,025,015             $49,987,143
                                   --------------              -----------              -------------          --------------
Liabilities accounted for at
 fair value
Derivative liabilities
 Interest rate derivatives                   $ --                 $(36,184)                      $ --                $(36,184)
                                   --------------              -----------              -------------          --------------
  TOTAL LIABILITIES ACCOUNTED
            FOR AT FAIR VALUE                $ --                 $(36,184)                      $ --                $(36,184)
                                   --------------              -----------              -------------          --------------

(1) Excludes approximately $20.1 million of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

DETERMINATION OF FAIR VALUES

The valuation methodologies used to determine the fair values of assets and liabilities under the "exit price" notion, reflect market-participant objectives and are based on the application of the fair value hierarchy that prioritizes relevant observable market inputs over unobservable inputs. The Company determines the fair values of certain financial assets and financial liabilities based on quoted market prices where available and where prices represent reasonable estimates of fair values. The Company also determines fair values based on future cash flows discounted at the appropriate current market rate. Fair values reflect adjustments for counterparty credit quality, liquidity and, where appropriate, risk margins on unobservable parameters. The following is a discussion of the methodologies used to determine fair values for the financial instruments listed in the above tables.

The fair valuation process is monitored by the Valuation Committee, which is a cross-functional group of senior management within Hartford Investment Management Company ("HIMCO") that meets at least quarterly. The Valuation Committee is co-chaired by the Heads of Investment Operations and Accounting and has representation from various investment sector professionals, accounting, operations, legal, compliance and risk management. The purpose of the committee is to oversee the pricing policy and procedures by ensuring objective and reliable valuation practices and pricing of financial instruments, as well as addressing fair valuation issues and approving changes to valuation methodologies and pricing sources. There is also a Fair Value Working Group ("Working Group") which includes the Heads of Investment Operations and Accounting, as well as other investment, operations, accounting and risk management professionals that meet monthly to review market data trends, pricing statistics and results, and any proposed pricing methodology changes described in more detail in the following paragraphs.

BONDS AND STOCKS

The fair values of bonds and stocks in an active and orderly market (e.g. not distressed or forced liquidation) are determined by management after considering one of three primary sources of information: third-party pricing services, independent broker quotations or pricing matrices. Security pricing is applied using a "waterfall" approach whereby publicly available prices are first sought from third-party pricing services, the remaining unpriced securities are submitted to independent brokers for prices, or lastly, securities are priced using a pricing matrix. Based on the typical trading volumes and the lack of quoted market prices for bonds, third-party pricing services will normally derive the security prices from recent reported trades for identical or similar securities making adjustments through the reporting date based upon available market observable information as outlined above. If there are no recently reported trades, the third-party pricing services and independent brokers may use matrix or model processes to develop a security price where future cash flow expectations are developed based upon collateral performance and discounted at an estimated market rate. Included in the pricing of certain asset-backed securities are estimates of the rate of future prepayments of principal over the remaining life of the securities. Such estimates are derived based on the characteristics of the underlying structure and prepayment speeds previously experienced at the interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

Prices from third-party pricing services are often unavailable for securities that are rarely traded or are traded only in privately negotiated transactions. As a result, certain securities are priced via independent broker quotations which utilize inputs that may be difficult to corroborate with observable market based data. Additionally, the majority of these independent broker quotations are non-binding.

A pricing matrix is used to price private placement securities for which the Company is unable to obtain a price from a third-party pricing service by discounting the expected future cash flows from the security by a developed market discount rate utilizing current credit spreads. Credit spreads are developed each month using market based data for public securities adjusted for credit spread differentials between public and private securities which are obtained from a survey of multiple private placement brokers. The appropriate credit spreads determined through this survey approach are based upon the issuer's financial strength and term to maturity, utilizing an independent public security index and trade information and adjusting for the non-public nature of the securities.

The Working Group performs ongoing analysis of the prices and credit spreads received from third-parties to ensure that the prices represent a reasonable estimate of the fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals. As a part of this analysis, the Working Group considers trading volume, new issuance activity and other factors to determine whether the market activity is significantly different than normal activity in an active market, and if so, whether transactions may not be orderly considering the weight of available evidence. If the available evidence indicates that pricing is based upon transactions that are stale or not orderly, the Working Group places little, if any, weight on the transaction price and will estimate fair value utilizing an internal pricing model. In addition, the Working Group ensures that prices received from independent brokers represent a reasonable estimate of fair value through the use of internal and external cash flow models developed based on spreads, and when available, market indices. As a result of this analysis, if the Working Group determines that there is a more appropriate fair value based upon the available market data, the price received from the third-party is adjusted accordingly and approved by the Valuation Committee. The Company's internal pricing model utilizes the Company's best estimate of expected future cash flows discounted at a rate of return that a market participant would require. The significant inputs to the model include, but are not limited to, current market inputs, such as credit loss assumptions, estimated prepayment speeds and market risk premiums.

The Company conducts other specific activities to monitor controls around pricing. Daily analyses identify price changes over 3-5%, sale trade prices that differ over 3% from the prior day's price and purchase trade prices that differ more than 3% from the current day's price. Weekly analyses identify prices that differ more than 5% from published bond prices of a corporate bond index. Monthly analyses identify price changes over 3%, prices that have not changed and missing prices. There is also a second source validation on most sectors, where available, for a review of any outlying prices. Analyses are conducted by a dedicated pricing unit that follows up with trading and investment sector professionals and challenges prices with vendors when the estimated assumptions used differs from what the Company feels a market participant would use. Any changes from the identified pricing source are verified by further confirmation of assumptions used. In addition, the controls surrounding methodologies used by the third-parties are verified using a report of an independent accountant provided by the third-parties or, if unavailable, through on-site walk-throughs. Examples of other procedures performed include, but are not limited to, initial and ongoing review of third-party pricing services' methodologies, review of pricing statistics and trends and back testing recent trades. For a sample of structured securities, a comparison of the vendor's assumptions to our internal econometric models is also performed; any differences are challenged in accordance with the process described above.

The Company has analyzed the third-party pricing services' valuation methodologies and related inputs, and has also evaluated the various types of securities in its investment portfolio to determine an appropriate fair value hierarchy level based upon trading activity and the observability of market inputs. Most prices provided by third-party pricing services are classified into Level 2 because the inputs used in pricing the securities are market observable. Due to a general lack of transparency in the process that brokers use to develop prices, most valuations that are based on brokers' prices are classified as Level 3. Some valuations may be classified as Level 2 if the price can be corroborated with observable market data.

DERIVATIVE INSTRUMENTS

Derivative instruments are fair valued using pricing valuation models that utilize independent market data inputs, quoted market prices for exchange-traded derivatives, or independent broker quotations. As of December 31, 2012 and 2011, 99% of derivatives, based upon notional values, were priced by valuation models or quoted market prices. The remaining derivatives were priced by broker quotations.

The Company performs various controls on derivative valuations which include both quantitative and qualitative analyses. Analyses are conducted by a dedicated derivative pricing team that works directly with investment sector professionals to analyze impacts of changes in the market environment and investigate variances. There are monthly analyses to identify market value changes greater than pre-defined thresholds, stale prices, missing prices and zero prices. Also on a monthly basis, a second source validation, typically to broker quotations, is performed for certain of the more complex derivatives, as well as for all new deals during the month. A model validation review is performed on any new models, which typically includes detailed documentation and validation to a second source. The model validation documentation and results of validation are presented to the Valuation Committee for approval. There is a monthly control to review changes in pricing sources to ensure that new models are not moved to production until formally approved.

The Company utilizes derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified with the same fair value hierarchy level as the associated assets and liabilities. Therefore the realized and unrealized gains and losses on derivatives reported in Level 3 may not reflect the offsetting impact of the realized and unrealized gains and losses of the associated assets and liabilities.

VALUATION TECHNIQUES AND INPUTS FOR INVESTMENTS

Generally, the Company determines the estimated fair values of its bonds and stocks using the market approach. The income approach is used for securities priced using a pricing matrix, as well as for derivative instruments. For Level 1 investments, valuations are based on observable inputs that reflect quoted prices for identical assets in active markets that the Company has the ability to access at the measurement date.

For most of the Company's debt securities, the following inputs are typically used in the Company's pricing methods: reported trades, benchmark yields, bids and/or estimated cash flows. Inputs also include issuer spreads, which may consider credit default swaps. Derivative instruments are valued using mid-market inputs that are predominantly observable in the market.

A description of additional inputs used in the Company's Level 2 and Level 3 measurements are listed below:

Level 2 The fair values of most of the Company's Level 2 investments are determined by management after considering prices received from third-party pricing services. These investments include most bonds and preferred stocks.

        Asset-backed securities -- Primary inputs include monthly payment information, collateral performance, which varies by vintage year and includes delinquency rates, collateral valuation loss severity rates, collateral refinancing assumptions, credit default swap indices and, for ABS and RMBS, estimated prepayment rates.

        Credit derivatives -- Primary inputs include the swap yield curve and credit default swap curves.

        Foreign exchange derivatives -- Primary inputs include the swap yield curve, currency spot and forward rates, and cross currency basis curves.

        Interest rate derivatives -- Primary input is the swap yield curve.

Level 3 Most of the Company's securities classified as Level 3 include less liquid securities such as lower quality ABS, CMBS, commercial real estate ("CRE") CDOs and RMBS primarily backed by below- prime loans. Securities included in level 3 are primarily valued based on broker prices or broker spreads, without adjustments. Primary inputs for non-broker priced investments, including structured securities, are consistent with the typical inputs used in Level 2 measurements noted above, but are Level 3 due to their less liquid markets. Additionally, certain long-dated securities are priced based on third-party pricing services, including bank loans and below investment grade private placement securities. Primary inputs for these long-dated securities are consistent with the typical inputs used in Level 1 and Level 2 measurements noted above, but include benchmark interest rate or credit spread assumptions that are not observable in the marketplace. Also included in Level 3 are certain derivative instruments that either have significant unobservable inputs or are valued based on broker quotations. Significant inputs for these derivative contracts primarily include the typical inputs used in the Level 1 and Level 2 measurements noted above, but also may include the following:

        Credit derivatives -- Significant unobservable inputs may include credit correlation and swap yield curve and credit curve extrapolation beyond observable limits.

        Equity derivatives -- Significant unobservable inputs may include equity volatility.

        Interest rate contracts -- Significant unobservable inputs may include swap yield curve extrapolation beyond observable limits and interest rate volatility.

SEPARATE ACCOUNT ASSETS

Separate Account assets are primarily invested in mutual funds but also have investments in bonds and stocks. Separate Account investments are valued in the same manner, and using the same pricing sources and inputs, as the bonds and stocks held in the General Account of the Company.

SIGNIFICANT UNOBSERVABLE INPUTS FOR LEVEL 3 ASSETS MEASURED AT FAIR VALUES

The following tables present information about significant unobservable inputs used in Level 3 assets measured at fair value.

                                                   DECEMBER 31, 2012
                                        PREDOMINANT         SIGNIFICANT
                                         VALUATION          UNOBSERVABLE
(AMOUNTS IN THOUSANDS)  FAIR VALUE        METHOD               INPUT             MINIMUM (1)
------------------------------------------------------------------------------------------------
ASSETS ACCOUNTED FOR
AT FAIR VALUE ON A
RECURRING BASIS
CMBS                     $1,918         Discounted       Spread                   1,267bps
                                        cash flows       (encompasses
                                                         prepayment,
                                                         default risk and
                                                         loss severity)
RMBS                        500         Discounted       Spread                     568bps
                                        cash flows
                                                         Constant                       2%
                                                         prepayment rate
                                                         Constant default              10%
                                                         rate
                                                         Loss severity                 95%

                                         DECEMBER 31, 2012
                                                              IMPACT OF
                                          WEIGHTED        INCREASE IN INPUT
(AMOUNTS IN THOUSANDS)  MAXIMUM (1)      AVERAGE (2)      ON FAIR VALUE (3)
----------------------  ---------------------------------------------------
ASSETS ACCOUNTED FOR
AT FAIR VALUE ON A
RECURRING BASIS
CMBS                     1,267bps         1,267bps        Decrease

RMBS                       642bps           616bps        Decrease

                               2%               2%        Decrease

                              24%              19%        Decrease

                             100%              97%        Decrease

(1)  Basis points (bps).

(2) The weighted average is determined based on the fair value of the securities.

(3) The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table above.

                                                                   DECEMBER 31, 2012
                                           PREDOMINANT           SIGNIFICANT                                       IMPACT OF
                                            VALUATION           UNOBSERVABLE                                   INCREASE IN INPUT
(AMOUNTS IN THOUSANDS)  FAIR VALUE            METHOD                INPUT          MINIMUM       MAXIMUM       ON FAIR VALUE (1)
--------------------------------------------------------------------------------------------------------------------------------
FREE STANDING
 DERIVATIVES
U.S. GMWB hedging
 instruments
 Equity options          $276,922       Option model            Equity                  10%           31%      Increase
                                                                volatility
 Customized swaps         132,594       Discounted cash         Equity                  10%           10%      Increase
                                        flows                   volatility
U.S. Macro hedge
 program
 Equity options           285,785       Option model            Equity                  24%           43%      Increase
                                                                volatility
International program
 hedging
 Equity options          (60,425)       Option model            Equity                  26%           28%      Increase
                                                                volatility

(1) The impact of a decrease in input would have the opposite impact to the fair value as that presented in the table. Changes are based on long positions, unless otherwise noted. Changes in fair value will be inversely impacted for short positions.

Securities and derivatives for which the Company bases fair value on broker quotations predominately include ABS, CDOs and certain credit derivatives. Due to the lack of transparency in the process brokers use to develop prices for these investments, the Company does not have access to the significant unobservable inputs brokers use to price these securities and derivatives. The Company believes however, the types of inputs brokers may use would likely be similar to those used to price securities and derivatives for which inputs are available to the Company, and therefore may include, but not be limited to, loss severity rates, constant prepayment rates, constant default rates and credit spreads. Therefore, similar to non broker priced securities and derivatives, generally, increases in these inputs would cause fair values to decrease. For the year ended December 31, 2012, no significant adjustments were made to broker prices received by the Company.

ASSETS AND LIABILITIES MEASURED AT FAIR VALUE USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)

The tables below provides a roll-forward of financial instruments measured at fair value using significant unobservable inputs (Level 3) for the years ended December 31, 2012 and 2011:

                                         FAIR VALUE           TRANSFERS         TRANSFERS
                                           AS OF                INTO             OUT OF
(AMOUNTS IN THOUSANDS)                  JAN. 1, 2012         LEVEL 3 (2)       LEVEL 3 (2)
---------------------------------------------------------------------------------------------
Assets
All other corporate                            $ --              $ --               $ --
All other corporate -- asset-backed           2,468               355               (581)
All other -- asset-backed                        --                --                 --
Preferred stocks                                 --                --                 --
Common stocks                                     4                --                 --
                                         ----------             -----            -------
                TOTAL BONDS AND STOCKS       $2,472              $355              $(581)
                                         ----------             -----            -------
Derivatives
 Credit derivatives                           $(512)             $ --               $(20)
 Equity derivatives                             569                --                 --
 Interest rate derivatives                        5                --                 --
 GMWB hedging instruments                   686,072                --             21,718
 US macro hedge program                     356,561                --                 --
 International program hedging              (20,152)               --              7,755
                                         ----------             -----            -------
                 TOTAL DERIVATIVES (3)   $1,022,543              $ --            $29,453
                                         ----------             -----            -------

                                                          TOTAL
                                                   REALIZED/UNREALIZED
                                                     GAINS (LOSSES)
                                                      INCLUDED IN:
                                                NET
(AMOUNTS IN THOUSANDS)                      INCOME (1)                SURPLUS      PURCHASES
--------------------------------------  ---------------------------------------------------------
Assets
All other corporate                               $ --                  $ --            $ --
All other corporate -- asset-backed                 95                   256              --
All other -- asset-backed                           --                    --              --
Preferred stocks                                    --                    --              --
Common stocks                                       --                    --              --
                                             ---------                 -----       ---------
                TOTAL BONDS AND STOCKS            $ 95                  $256            $ --
                                             ---------                 -----       ---------
Derivatives
 Credit derivatives                             $1,881                  $ --            $ --
 Equity derivatives                                120                    --           2,042
 Interest rate derivatives                          (5)                   --              --
 GMWB hedging instruments                     (341,264)                   --          55,490
 US macro hedge program                       (322,425)                   --         251,649
 International program hedging                 (89,472)                   --         (33,801)
                                             ---------                 -----       ---------
                 TOTAL DERIVATIVES (3)       $(751,165)                 $ --        $275,380
                                             ---------                 -----       ---------


                                                                            FAIR VALUE
                                                                               AS OF
(AMOUNTS IN THOUSANDS)                  SALES          SETTLEMENTS         DEC. 31, 2012
--------------------------------------  ---------------------------------------------------
Assets
All other corporate                      $ --                $ --                 $ --
All other corporate -- asset-backed      (134)                (41)               2,418
All other -- asset-backed                  --                  --                   --
Preferred stocks                           --                  --                   --
Common stocks                              --                  --                    4
                                        -----            --------            ---------
                TOTAL BONDS AND STOCKS  $(134)               $(41)              $2,422
                                        -----            --------            ---------
Derivatives
 Credit derivatives                      $ --             $(1,349)                $ --
 Equity derivatives                        --                (461)               2,270
 Interest rate derivatives                 --                  --                   --
 GMWB hedging instruments                  --             (12,500)             409,516
 US macro hedge program                    --                  --              285,785
 International program hedging             --              75,246              (60,424)
                                        -----            --------            ---------
                 TOTAL DERIVATIVES (3)   $ --             $60,936             $637,147
                                        -----            --------            ---------

(1) All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.

(2) Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost and market requirement.

(3) Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

                                            FAIR VALUE           TRANSFERS          TRANSFERS
                                               AS OF               INTO               OUT OF
(AMOUNTS IN THOUSANDS)                     JAN. 1, 2011         LEVEL 3 (2)        LEVEL 3 (2)
--------------------------------------------------------------------------------------------------
Assets
All other corporate                               $ --               $ --                $ --
All other corporate -- asset-backed                644              7,050             (18,160)
All other -- asset-backed                           --             21,466             (21,466)
Preferred stocks                                    --                233                  --
Common stocks                                        4                 --                  --
                                             ---------            -------            --------
                TOTAL BONDS AND STOCKS            $648            $28,749            $(39,626)
                                             ---------            -------            --------
Derivatives
 Credit derivatives                             $1,201               $ --                $ --
 Equity derivatives                                 --                 --                  --
 Interest rate derivatives                          85                 --                  --
 GMWB hedging instruments                      502,834                 --                  --
 US macro hedge program                        203,468                 --                  --
 International program hedging                   4,543                 --                  --
                                             ---------            -------            --------
                 TOTAL DERIVATIVES (3)        $712,131               $ --                $ --
                                             ---------            -------            --------

                                                     TOTAL
                                              REALIZED/UNREALIZED
                                                GAINS (LOSSES)
                                                 INCLUDED IN:
                                              NET
(AMOUNTS IN THOUSANDS)                    INCOME (1)           SURPLUS        PURCHASES
--------------------------------------  ----------------------------------------------------
Assets
All other corporate                           $(12)                 $14            $ --
All other corporate -- asset-backed            (35)              (1,472)         14,500
All other -- asset-backed                       --                   --              --
Preferred stocks                              (241)                   8              --
Common stocks                                   --                   --              --
                                             -----            ---------       ---------
                TOTAL BONDS AND STOCKS       $(288)             $(1,450)        $14,500
                                             -----            ---------       ---------
Derivatives
 Credit derivatives                           $ --                 $475           $(945)

 Equity derivatives                             --                 (114)            683
 Interest rate derivatives                      --                  (80)             --
 GMWB hedging instruments                       --              179,416          22,530
 US macro hedge program                         --             (128,357)        346,500
 International program hedging                  --               (2,917)        (21,778)
                                             -----            ---------       ---------
                 TOTAL DERIVATIVES (3)        $ --              $48,423        $346,990

                                             -----            ---------       ---------


                                                                                FAIR VALUE
                                                                                  AS OF
(AMOUNTS IN THOUSANDS)                      SALES         SETTLEMENTS         DEC. 31, 2011
--------------------------------------  -------------------------------------------------------
Assets
All other corporate                          $(2)               $ --                  $ --
All other corporate -- asset-backed           --                 (59)                2,468
All other -- asset-backed                     --                  --                    --
Preferred stocks                              --                  --                    --
Common stocks                                 --                  --                     4
                                             ---            --------            ----------
                TOTAL BONDS AND STOCKS       $(2)               $(59)               $2,472
                                             ---            --------            ----------
Derivatives
 Credit derivatives                            $             $(1,243)                $(512)
                                              --
 Equity derivatives                           --                  --                   569
 Interest rate derivatives                    --                  --                     5
 GMWB hedging instruments                     --             (18,708)              686,072
 US macro hedge program                       --             (65,050)              356,561
 International program hedging                --                  --               (20,152)
                                             ---            --------            ----------
                 TOTAL DERIVATIVES (3)         $            $(85,001)           $1,022,543
                                              --
                                             ---            --------            ----------

(1) All amounts in this column are reported in net realized capital gains (losses). All amounts are before income taxes.

(2) Transfers in and/or (out) of Level 3 are primarily attributable to changes in the availability of market observable information and changes to the bond and stock carrying value based on the lower of cost or market requirement.

(3) Derivative instruments are reported in this table on a net basis for asset/(liability) positions.

FAIR VALUES OF FINANCIAL INSTRUMENTS

The tables below reflect the fair values and admitted values of all admitted assets and liabilities that are financial instruments excluding those accounted for under the equity method (subsidiaries, joint ventures and ventures). The fair values are also categorized into the three-level fair value hierarchy.

                                                                     DECEMBER 31, 2012
                                            AGGREGATE FAIR
(AMOUNTS IN THOUSANDS)                          VALUE                    ADMITTED VALUE            (LEVEL 1)
-------------------------------------------------------------------------------------------------------------------
TYPE OF FINANCIAL INSTRUMENT
Assets
 Bonds and short-term investments --
  unaffiliated                                $15,020,205                  $13,822,160                $160,139
 Bonds -- affiliated                            1,253,896                    1,156,374                      --
 Preferred stocks -- unaffiliated                   7,851                        8,267                      --
 Common stocks -- unaffiliated                     98,413                       98,413                  98,409
 Mortgage loans on real estate                    931,986                      907,376                      --
 Derivative related assets                        551,444                      673,240                      --
 Contract loans                                   443,179                      375,219                      --
 Surplus debentures                                18,221                       15,708                      --
 Separate Account assets (1)                   45,821,181                   45,821,181              45,821,181
                                             ------------                 ------------            ------------
                          TOTAL ASSETS        $64,146,376                  $62,877,938             $46,079,729
                                             ------------                 ------------            ------------
Liabilities
 Liability for deposit-type contracts         $(1,543,283)                 $(1,543,283)                   $ --
 Derivative related liabilities                   (68,256)                     (68,250)                     --
 Separate Account liabilities                 (45,821,181)                 (45,821,181)            (45,821,181)
                                             ------------                 ------------            ------------
                     TOTAL LIABILITIES       $(47,432,720)                $(47,432,714)           $(45,821,181)
                                             ------------                 ------------            ------------

                                                           DECEMBER 31, 2012
                                                                              NOT PRACTICABLE
(AMOUNTS IN THOUSANDS)                   (LEVEL 2)         (LEVEL 3)         (CARRYING VALUE)
--------------------------------------  -------------------------------------------------------
TYPE OF FINANCIAL INSTRUMENT
Assets
 Bonds and short-term investments --
  unaffiliated                          $14,478,232          $381,834               $ --
 Bonds -- affiliated                             --         1,253,896                 --
 Preferred stocks -- unaffiliated             7,629               222                 --
 Common stocks -- unaffiliated                   --                 4                 --
 Mortgage loans on real estate                   --           931,986                 --
 Derivative related assets                  (86,916)          638,360                 --
 Contract loans                                  --           443,179                 --
 Surplus debentures                          18,221                --                 --
 Separate Account assets (1)                     --                --                 --
                                        -----------       -----------              -----
                          TOTAL ASSETS  $14,417,166        $3,649,481               $ --
                                        -----------       -----------              -----
Liabilities
 Liability for deposit-type contracts          $ --       $(1,543,283)              $ --
 Derivative related liabilities             (67,042)           (1,214)                --
 Separate Account liabilities                    --                --                 --
                                        -----------       -----------              -----
                     TOTAL LIABILITIES     $(67,042)      $(1,544,497)              $ --
                                        -----------       -----------              -----

(1) Excludes approximately $30.7 million, at December 31, 2012, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

                                                                     DECEMBER 31, 2011
                                            AGGREGATE FAIR
(AMOUNTS IN THOUSANDS)                          VALUE                    ADMITTED VALUE            (LEVEL 1)
-------------------------------------------------------------------------------------------------------------------
TYPE OF FINANCIAL INSTRUMENT
Assets
 Bonds and short-term investments --
  unaffiliated                                $13,288,236                  $12,493,941                $120,301
 Bonds -- affiliated                            1,364,226                    1,296,220                      --
 Preferred stocks -- unaffiliated                   7,189                        8,446                      --
 Common stocks -- unaffiliated                    146,026                      146,026                 146,022
 Mortgage loans on real estate                    687,446                      660,905                      --
 Derivative related assets                      1,816,460                    1,602,785                      --
 Contract loans                                   442,771                      370,655                      --
 Surplus debentures                                 3,140                        3,121                      --
 Separate Account assets (1)                   48,234,930                   48,234,930              48,234,930
                                             ------------                 ------------            ------------
                          TOTAL ASSETS        $65,990,424                  $64,817,029             $48,501,253
                                             ------------                 ------------            ------------
Liabilities
 Liability for deposit-type contracts            $(65,825)                    $(65,825)                   $ --
 Derivative related liabilities                   (36,184)                     (36,184)                     --
 Separate Account liabilities                 (48,234,930)                 (48,234,930)            (48,234,930)
                                             ------------                 ------------            ------------
                     TOTAL LIABILITIES       $(48,336,939)                $(48,336,939)           $(48,234,930)
                                             ------------                 ------------            ------------

                                                          DECEMBER 31, 2011
                                                                             NOT PRACTICABLE
(AMOUNTS IN THOUSANDS)                   (LEVEL 2)        (LEVEL 3)         (CARRYING VALUE)
--------------------------------------  ------------------------------------------------------
TYPE OF FINANCIAL INSTRUMENT
Assets
 Bonds and short-term investments --
  unaffiliated                          $12,666,026         $501,909               $ --
 Bonds -- affiliated                             --        1,364,226                 --
 Preferred stocks -- unaffiliated             6,991              198                 --
 Common stocks -- unaffiliated                   --                4                 --
 Mortgage loans on real estate                   --          687,446                 --
 Derivative related assets                  793,917        1,022,543                 --
 Contract loans                                  --          442,771                 --
 Surplus debentures                           3,140               --                 --
 Separate Account assets (1)                     --               --                 --
                                        -----------       ----------              -----
                          TOTAL ASSETS  $13,470,074       $4,019,097               $ --
                                        -----------       ----------              -----
Liabilities
 Liability for deposit-type contracts          $ --         $(65,825)              $ --
 Derivative related liabilities             (36,184)              --                 --
 Separate Account liabilities                    --               --                 --
                                        -----------       ----------              -----
                     TOTAL LIABILITIES     $(36,184)        $(65,825)              $ --
                                        -----------       ----------              -----

(1) Excludes approximately $20.1 million, at December 31, 2011, of investment sales receivable net of investment purchases payable that are not subject to SSAP No. 100.

The valuation methodologies used to determine the fair values of bonds, stocks and derivatives are described in the above Fair Value Measurements section of this note.

The amortized cost of short-term investments approximates fair value.

Fair values for mortgage loans on real estate were estimated using discounted cash flow calculations based on current lending rates for similar type loans. Current lending rates reflect changes in credit spreads and the remaining terms of the loans.

The carrying amounts of the liability for deposit-type contracts and Separate Account liabilities approximate their fair values.

Fair values for contract loans were estimated using discounted cash flow calculations and current interest rates.

At December 31, 2012 and 2011, the Company had no investments where it was not practicable to estimate fair value.

5.  INCOME TAXES

A. The components of the net deferred tax asset/(deferred tax liability) ("DTA"/"(DTL)") at period end and the change in those components are as follows:

                                                                2012
                                              ORDINARY         CAPITAL          TOTAL
-------------------------------------------------------------------------------------------
1 (a) Gross DTA                             $1,991,996,696    $73,968,061    $2,065,964,757
 (b) Statutory valuation allowance
  adjustments                                           --             --                --
 (c) Adjusted gross DTA                      1,991,996,696     73,968,061     2,065,964,757
 (d) Deferred tax assets nonadmitted         1,100,066,331     47,098,013     1,147,164,344
 (e) Subtotal net admitted deferred tax
  assets                                       891,930,365     26,870,048       918,800,413
 (f) Deferred tax liabilities                  511,264,849     12,811,948       524,076,797
                                          ----------------  -------------  ----------------
 (g) Net admitted deferred tax
  asset/(net deferred tax liability)          $380,665,516    $14,058,100      $394,723,616
                                          ----------------  -------------  ----------------

                                                                     2012
                                              ORDINARY              CAPITAL          TOTAL
------------------------------------------------------------------------------------------------
2 Admission Calculation Components SSAP
 No. 101 :
 (a) Federal income taxes paid in prior
  years recoverable by C/B                            $ --                $ --              $ --
 (b) Adjusted gross DTA expected to be
  realized                                     380,665,516          14,058,100       394,723,616
  (1) DTA's expected to be realized
   after the balance sheet date              1,116,409,900          14,058,100     1,130,468,000
  (2) DTA's allowed per limitation
   threshold                                           XXX                 XXX       394,723,616
 (c) DTA's offset against DTLs                 511,264,849          12,811,948       524,076,797
                                          ----------------       -------------  ----------------
 (d) DTA's admitted as a result of
  application of SSAP No. 101                 $891,930,365         $26,870,048      $918,800,413
                                          ----------------       -------------  ----------------
3 (a) Ratio % used to determine recovery
 period and threshold limitation                     1,822%
 (b) Adjusted capital and surplus used
  to determine 2(b) thresholds               2,631,490,773

                                                               2012
                                             ORDINARY         CAPITAL          TOTAL
                                             PERCENT          PERCENT         PERCENT
-----------------------------------------------------------------------------------------
4 Impact of Tax Planning Strategies:
 (a) Adjusted gross DTAs (% of total
  adjusted gross DTAs)                                 0%               0%         0%
 (b) Net admitted adjusted gross DTAs (%
  of total net admitted
  adjusted gross DTAs)                                 0%               0%         0%
 (c) Do the tax planning strategies
  include the use of reinsurance?                    Yes            No  X

                                                                 2011
                                              ORDINARY         CAPITAL           TOTAL
--------------------------------------------------------------------------------------------
1 (a) Gross DTA                             $1,573,302,985    $177,028,688    $1,750,331,673
 (b) Statutory valuation allowance
  adjustments                                           --              --                --
 (c) Adjusted gross DTA                      1,573,302,985     177,028,688     1,750,331,673
 (d) Deferred tax assets nonadmitted           326,583,260     171,377,688       497,960,948
 (e) Subtotal net admitted deferred tax
  assets                                     1,246,719,725       5,651,000     1,252,370,725
 (f) Deferred tax liabilities                  722,553,499              --       722,553,499
                                          ----------------  --------------  ----------------
 (g) Net admitted deferred tax
  asset/(net deferred tax liability)          $524,166,226      $5,651,000      $529,817,226
                                          ----------------  --------------  ----------------

XXX represents not applicable amounts.

                                                                     2011
                                              ORDINARY             CAPITAL          TOTAL
-----------------------------------------------------------------------------------------------
2 Admission Calculation Components SSAP
 No. 101 :
 (a) Federal income taxes paid in prior
  years recoverable by C/B                            $ --               $ --              $ --
 (b) Adjusted gross DTA expected to be
  realized                                     524,166,226          5,651,000       529,817,226
  (1) DTA's expected to be realized
   after the balance sheet date                739,232,000          5,651,000       744,883,000
  (2) DTA's allowed per limitation
   threshold                                           XXX                XXX       529,817,226
 (c) DTA's offset against DTLs                 722,553,499                 --       722,553,499
                                          ----------------       ------------  ----------------
 (d) DTA's admitted as a result of
  application of SSAP No. 101               $1,246,719,725         $5,651,000    $1,252,370,725
                                          ----------------       ------------  ----------------
3 (a) Ratio % used to determine recovery
 period and threshold limitation                     1,917%
 (b) Adjusted capital and surplus used
  to determine 2(b) thresholds               3,898,065,927

                                                               2011
                                             ORDINARY         CAPITAL           TOTAL
                                             PERCENT          PERCENT          PERCENT
------------------------------------------------------------------------------------------
4 Impact of Tax Planning Strategies:
 (a) Adjusted gross DTAs (% of total
  adjusted gross DTAs)                                 0%               0%          0%
 (b) Net admitted adjusted gross DTAs (%
  of total net admitted adjusted gross
  DTAs)                                               18%               1%         19%
 (c) Do the tax planning strategies
  include the use of reinsurance?                    Yes            No  X

                                                              CHANGE DURING 2012
                                             ORDINARY               CAPITAL                TOTAL
----------------------------------------------------------------------------------------------------------
1 (a) Gross DTA                              $418,693,711         $(103,060,627)         $315,633,084
 (b) Statutory valuation allowance
  adjustments                                          --                    --                    --
 (c) Adjusted gross DTA                       418,693,711          (103,060,627)          315,633,084
 (d) Deferred tax assets nonadmitted          773,483,071          (124,279,675)          649,203,396
 (e) Subtotal net admitted deferred tax
  assets                                     (354,789,360)           21,219,048          (333,570,312)
 (f) Deferred tax liabilities                (211,288,650)           12,811,948          (198,476,702)
                                          ---------------       ---------------       ---------------
 (g) Net admitted deferred tax
  asset/(net deferred tax liability)        $(143,500,710)           $8,407,100         $(135,093,610)
                                          ---------------       ---------------       ---------------

                                                              CHANGE DURING 2012
                                          ORDINARY                   CAPITAL               TOTAL
----------------------------------------------------------------------------------------------------------
2 Admission Calculation Components SSAP
 No. 101 :
 (a) Federal income taxes paid in prior
  years recoverable by C/B                             $ --                $ --                  $ --
 (b) Adjusted gross DTA expected to be
  realized                                     (143,500,710)          8,407,100          (135,093,610)
  (1) DTA's expected to be realized
   after the balance sheet date                 377,177,900           8,407,100           385,585,000
  (2) DTA's allowed per limitation
   threshold                                            XXX                 XXX          (135,093,610)
 (c) DTA's offset against DTLs                 (211,288,650)         12,811,948          (198,476,702)
                                          -----------------       -------------       ---------------
 (d) DTA's admitted as a result of
  application of SSAP No. 101                 $(354,789,360)        $21,219,048         $(333,570,312)
                                          -----------------       -------------       ---------------
3 (a) Ratio % used to determine recovery
 period and threshold limitation                        -95%
 (b) Adjusted capital and surplus used
  to determine 2(b) threshold                (1,266,575,154)

                                                              CHANGE DURING 2012
                                          ORDINARY                 CAPITAL                TOTAL
                                          PERCENT                  PERCENT               PERCENT
----------------------------------------------------------------------------------------------------
4 Impact of Tax Planning Strategies:
 (a) Adjusted gross DTAs (% of total
  adjusted gross DTAs)                             0%                   0%                    0%
 (b) Net admitted adjusted gross DTAs (%
  of total net admitted adjusted gross
  DTAs)                                         %                    %                     %

B.  DTLs are not recognized for the following amounts:

       Not applicable

C.  1. The components of current income tax expense are as follows:

                                               2012            2011           CHANGE
----------------------------------------------------------------------------------------
 (a) Federal                                $323,810,575    $115,054,696    $208,755,879
 (b) Foreign                                      44,651          13,649          31,002
                                          --------------  --------------  --------------
 (c) Subtotal                                323,855,226     115,068,345     208,786,881
 (d) Federal income tax on net capital
  gains                                       26,183,099      10,257,387      15,925,712
 (e) Utilization of capital loss
  carry-forwards                                      --              --              --
 (f) Other                                            --              --              --
                                          --------------  --------------  --------------
 (g) Federal and foreign income taxes
  incurred                                  $350,038,325    $125,325,732    $224,712,593
                                          --------------  --------------  --------------

2. The main components of the period end deferred tax amounts and the change in those components are as follows:

                                                2012              2011              CHANGE
----------------------------------------------------------------------------------------------------
DTA: ORDINARY
 Reserves                                     $805,988,168       $817,813,096      $(11,824,928)
 Tax deferred acquisition costs                253,002,416        266,456,659       (13,454,243)
 Employee benefits                              11,447,285          5,054,636         6,392,649
 Bonds and other investments                   666,125,537        281,153,876       384,971,661
 NOL/Min tax credit/Foreign tax credits        242,327,721        190,524,387        51,803,334
 Other                                          13,105,569         12,300,331           805,238
                                          ----------------  -----------------  ----------------
  Subtotal: DTA Ordinary                     1,991,996,696      1,573,302,985       418,693,711
  Ordinary Statutory Valuation Allowance                --                 --                --
                                          ----------------  -----------------  ----------------
  Total adjusted gross ordinary DTA          1,991,996,696      1,573,302,985       418,693,711
  Nonadmitted ordinary DTA                   1,100,066,331        326,583,260       773,483,071
                                          ----------------  -----------------  ----------------
  Admitted ordinary DTA                        891,930,365      1,246,719,725      (354,789,360)
                                          ----------------  -----------------  ----------------
DTA: CAPITAL
 Bonds and other investments                    73,968,061        177,028,688      (103,060,627)
                                          ----------------  -----------------  ----------------
  Subtotal: DTA Capital                         73,968,061        177,028,688      (103,060,627)
  Capital Statutory Valuation Allowance                 --                 --                --
                                          ----------------  -----------------  ----------------
  Total adjusted gross capital DTA              73,968,061        177,028,688      (103,060,627)
  Nonadmitted capital DTA                       47,098,013        171,377,688      (124,279,675)
                                          ----------------  -----------------  ----------------
  Admitted capital DTA                          26,870,048          5,651,000        21,219,048
                                          ----------------  -----------------  ----------------
                      TOTAL ADMITTED DTA      $918,800,413     $1,252,370,725     $(333,570,312)
                                          ----------------  -----------------  ----------------
DTL: ORDINARY
  Bonds and other investments                 $345,583,220       $534,665,193     $(189,081,973)
  Deferred and uncollected                      25,872,755         24,610,814         1,261,941
  Reserves                                     131,595,482        154,167,836       (22,572,354)
  Other                                          8,213,392          9,109,656          (896,264)
                                          ----------------  -----------------  ----------------
   Gross DTL Ordinary                          511,264,849        722,553,499      (211,288,650)
                                          ----------------  -----------------  ----------------
DTL: CAPITAL
  Investment related                            12,811,948                 --        12,811,948
  Other                                                 --                 --                --
                                          ----------------  -----------------  ----------------
   Gross DTL Capital                            12,811,948                 --        12,811,948
                                          ----------------  -----------------  ----------------
                               TOTAL DTL      $524,076,797       $722,553,499     $(198,476,702)
                                          ----------------  -----------------  ----------------
                  NET ADJUSTED DTA/(DTL)      $394,723,616       $529,817,226     $(135,093,610)
                                          ----------------  -----------------  ----------------
Adjust for the change in deferred tax on                                           (443,824,011)
 unrealized gains/losses
Adjust for the stock compensation                                                     2,470,893
 transfer
Adjust for the change in nonadmitted                                                649,203,396
 deferred tax
Other Adjustments                                                                            --
                                                                               ----------------
Adjusted change in net deferred Income                                              $72,756,668
 Tax
                                                                               ----------------

D.  Reconciliation of federal income tax rate to actual effective rate:

The sum of the income tax incurred and the change in the DTA/DTL is different from the result obtained by applying the statutory federal income tax rate to the pretax income. The significant items causing this difference are as follows:

                                                             % OF PRE-TAX
                                            2012                INCOME            2011
                                         TAX EFFECT         $1,061,415,077     TAX EFFECT
------------------------------------------------------------------------------------------------
Statutory tax -- 35%                    $371,495,277             35.00%       $(256,385,476)
Tax preferred investments                (89,000,000)            -8.39%         (91,500,000)
Affiliated dividends                     (12,600,000)            -1.19%         (25,714,500)
Valuation Allowance                               --              0.00%                  --
All other                                  7,386,380              0.70%            (683,314)
                                        ------------             -----        -------------
 TOTAL STATUTORY INCOME TAX             $277,281,657             26.12%       $(374,283,290)
                                        ------------             -----        -------------
Federal and foreign income taxes
 incurred                               $350,038,325             32.98%        $125,325,732
Change in net deferred income taxes      (72,756,668)            -6.86%        (499,609,022)
                                        ------------             -----        -------------
 TOTAL STATUTORY INCOME TAX             $277,281,657             26.12%       $(374,283,290)
                                        ------------             -----        -------------

                                          % OF PRE-TAX                          % OF PRE-TAX
                                             INCOME           2010                 INCOME
                                         $(732,529,932)    TAX EFFECT           $39,421,066
--------------------------------------  -------------------------------------------------------
Statutory tax -- 35%                          35.00%       $13,797,373               35.00%
Tax preferred investments                     12.49%       (92,800,000)            -235.41%
Affiliated dividends                           3.51%       (49,000,000)            -124.30%
Valuation Allowance                            0.00%        18,491,508               46.91%
All other                                      0.09%        21,947,331               55.68%
                                             ------       ------------            --------
 TOTAL STATUTORY INCOME TAX                   51.09%      $(87,563,788)            -222.12%
                                             ------       ------------            --------
Federal and foreign income taxes
 incurred                                    -17.11%      $(40,522,705)            -102.79%
Change in net deferred income taxes           68.20%       (47,041,083)            -119.33%
                                             ------       ------------            --------
 TOTAL STATUTORY INCOME TAX                   51.09%      $(87,563,788)            -222.12%
                                             ------       ------------            --------

E. 1. At December 31, 2012, the Company had $83,580,308 of net operating loss carryforward and $45,533,890 of foreign tax credit carryforward.

2. The amount of federal income taxes incurred in the current year and each preceding year that will be available for recoupment in the event of future net losses are:

2012                             $ --
2011                             $ --
2010                             $ --

3. The aggregate amounts of deposits reported as admitted assets under Section 6603 of the IRS Code was $0 as of December 31, 2012.

F. 1. The Company's federal income tax return is consolidated within The Hartford's consolidated federal income tax return. The consolidated federal income tax return includes the following entities:

The Hartford Financial Services Group, Inc. (Parent)   Hartford Underwriters General Agency, Inc.
Hartford Holdings, Inc.                                Hartford of Texas General Agency, Inc.
Nutmeg Insurance Company                               Nutmeg Insurance Agency, Inc.
Heritage Holdings, Inc.                                Hartford Lloyd's Corporation
Hartford Fire Insurance Company                        1st AgChoice, Inc.
Hartford Accident and Indemnity Company                ClaimPlace, Inc.
Hartford Casualty Insurance Company                    Access CoverageCorp, Inc.
Hartford Underwriters Insurance Company                Access CoverageCorp Technologies, Inc.
Twin City Fire Insurance Company                       Hartford Casualty General Agency, Inc.
Pacific Insurance Company, Limited                     Hartford Fire General Agency, Inc.
Trumbull Insurance Company                             Hartford Strategic Investments LLC
Hartford Insurance Company of Illinois                 Hartford Life, Inc.
Hartford Insurance Company of the Midwest              Hartford Life and Accident Insurance Company
Hartford Insurance Company of the Southeast            Hartford Life International Ltd.
Hartford Lloyd's Insurance Company                     Hartford Equity Sales Company, Inc.
Property & Casualty Insurance Co. of Hartford          Hartford-Comprehensive Employee Benefit Service Co.
Sentinel Insurance Company, Ltd.                       Hartford Securities Distribution Company, Inc.
First State Insurance Company                          The Evergreen Group, Incorporated
New England Insurance Company                          Hartford Administrative Services Company
New England Reinsurance Corporation                    Woodbury Financial Services, Inc.
Fencourt Reinsurance Company, Ltd.                     Hartford Life, Ltd.
Heritage Reinsurance Co., Ltd.                         Hartford Life Insurance Company
New Ocean Insurance Co., Ltd.                          Hartford Life and Annuity Insurance Company
Hartford Investment Management Co.                     Hartford International Life Reassurance Corp.
HRA Brokerage Services. Inc.                           American Maturity Life Insurance Company
Ersatz Corporation                                     Champlain Life Reinsurance Company
Hartford Integrated Technologies, Inc.                 White River Life Reinsurance Company
Business Management Group, Inc.                        Hartford Fund Management Group, Inc.

  2.   Federal Income Tax Allocation

     The Company is included in the consolidated federal income tax return of The Hartford and its includable subsidiaries. Estimated tax payments are made quarterly, at which time intercompany tax settlements are made. In the subsequent year, additional settlements are made on the unextended due date of the return and at the time that the return is filed. The method of allocation among affiliates of the Company is subject to written agreement approved by the Board of Directors and based upon separate return calculations with current credit for net losses to the extent the losses provide a benefit in the consolidated tax return.

6. REINSURANCE

The amount of reinsurance recoverables from and payables to affiliated and unaffiliated reinsurers were $23,783,887 and $538,948,935 respectively, as of December 31, 2012 and $27,899,817 and $200,232,730 respectively, as of December 31, 2011.

The effect of reinsurance as of and for the years ended December 31 is summarized as follows:

                                                         Direct            Assumed             Ceded                   Net
---------------------------------------------------------------------------------------------------------------------------------
2012
Aggregate reserves for future benefits                $13,136,569,365    $1,141,074,169    $(5,068,899,440)        $9,208,744,094
Liability for deposit-type contracts                       57,593,210     1,485,690,018                 --          1,543,283,228
Policy and contract claim liabilities                     114,807,788        13,382,743        (54,078,602)            74,111,929
Premium and annuity considerations                      2,380,044,324       311,741,821     (1,402,987,610)         1,288,798,535
Death, annuity, disability and other benefits             660,013,086       421,351,995       (313,326,701)           768,038,380
Surrenders and other fund withdrawals                   8,896,799,930       238,908,549     (8,830,040,225)           305,668,254

                                                        Direct            Assumed             Ceded                    Net
---------------------------------------------------------------------------------------------------------------------------------
2011
Aggregate reserves for future benefits               $10,948,992,648    $5,217,901,345    $(4,953,576,011)        $11,213,317,982
Policy and contract claim liabilities                     77,162,981         9,362,396        (38,432,611)             48,092,766
Premium and annuity considerations                     2,478,347,638       327,157,421     (1,404,362,300)          1,401,142,759
Death, annuity, disability and other benefits            541,731,135       421,610,418       (251,193,984)            712,147,569
Surrenders and other fund withdrawals                  8,945,267,166       260,269,537     (8,873,703,048)            331,833,655

                                                          DIRECT           ASSUMED             CEDED                   NET
---------------------------------------------------------------------------------------------------------------------------------
2010
Aggregate reserves for future benefits                 $9,741,574,542    $3,144,059,280    $(4,095,902,315)        $8,789,731,507
Policy and contract claim liabilities                      54,934,084        10,325,147        (23,615,797)            41,643,434
Premium and annuity considerations                      2,667,556,144       652,323,718     (2,209,840,036)         1,110,039,826
Death, annuity, disability and other benefits             487,561,170       390,966,382       (172,286,142)           706,241,410
Surrenders and other fund withdrawals                   8,302,516,938       209,026,355     (8,228,197,412)           283,345,881

A.  EXTERNAL REINSURANCE

The Company cedes insurance to unaffiliated insurers in order to limit its maximum losses. Such agreements do not relieve the Company from its primary liability to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk. As of December 31, 2012, the Company has two reinsurance-related concentrations of credit risk greater than 10% of the Company's capital and surplus. These concentrations, which are actively monitored, have reserve credits totaling $596 million and $483 million for Transamerica Life Insurance Company and Connecticut General Life Insurance Company, respectively.

The Company has a reinsurance agreement under which the reinsurer has a limited right to unilaterally cancel the reinsurance for reasons other than for nonpayment of premium or other similar credits. The estimated amount of aggregate reduction in the Company's surplus of this limited right to unilaterally cancel this reinsurance agreement by the reinsurer for which cancellation results in a net obligation of the Company to the reinsurer, and for which such obligation is not presently accrued is $307,774,786 in 2012, a decrease of $88,280,194 from the 2011 balance of $396,054,980. The total amount of reinsurance credits taken for this agreement was $473,499,670 in 2012, a decrease of $135,815,684 from the 2011 balance of $609,315,354.

B.  REINSURANCE ASSUMED FROM AFFILIATES

The Company has reinsurance agreements with Hartford Life Insurance K.K. ("HLIKK"), a Japan based affiliate and a wholly- owned subsidiary of The Hartford. Under these agreements, HLIKK ceded 100% of its covered risks to the Company. The following list describes the reinsurance agreements with HLIKK:

- The Company assumes GMDB on covered contracts that have an associated GMIB rider in force on or after July 31, 2006, and GMIB riders issued on or after April 1, 2005. In connection with this reinsurance agreement, the Company collected premiums of $172,316,300, $179,915,572 and $160,823,000 for the
    years ended December 31, 2012, 2011 and 2010, respectively.

- The Company assumes in-force and prospective "3Win" annuities which bundle guaranteed minimum accumulation benefits ("GMAB"), GMIB and GMDB risks issued on or after February 5, 2007. As a result of capital markets underperformance, 97% of contracts, a total of $3.1 billion, triggered during 2008 and of this amount, $2.0 billion elected the GMIB payout annuity, while the remainder elected a lump-sum payout. The Company received the additional considerations, net of the first annuity payout, and is paying the associated benefits to HLIKK over the payout period. As a result, in 2009 the Company entered into a funding agreement with HLIC in the amount of $1,468,809,904 for the purpose of funding these payments. The funding agreement calls for scheduled annual payouts on October 31 with interest at 5.16% through 2019. In connection with this reinsurance agreement, the Company collected premiums of $826,283, $859,383 and $824,000 for the years ended December 31, 2012, 2011 and 2010, respectively.

- The Company assumes certain in-force and prospective GMIB and GMDB riders issued on or after February 1, 2008. In connection with this reinsurance agreement, the Company collected premiums of $3,294,187, $3,559,447 and $3,413,000 for the years ended December 31, 2012, 2011 and 2010, respectively.

- The Company assumes certain in-force and prospective GMDB riders issued on or after April 1, 2005. In connection with this reinsurance agreement, the Company collected premiums of $2,817,698, $3,044,045 and $2,952,000 for the years ended December 31, 2012, 2011 and 2010, respectively.

The Company has a modified coinsurance ("Modco") reinsurance agreement with Hartford Life Limited ("HLL"), an affiliated wholly-owned subsidiary of Hartford Life International, Ltd. The Company assumes 100% of the risks associated with GMDB and GMWB riders written by and in-force with HLL as of November 1, 2010. In connection with this agreement as of December 31, 2012 and 2011, the Company recorded a net (payable)/receivable of $(1,490,759) and $35,984,078, respectively, and collected premiums of $9,541,634, $10,370,089, and $344,271,000 for the years ended December 31, 2012, 2011 and 2010, respectively.

C.  REINSURANCE CEDED TO AFFILIATES

The Company has a Modco and coinsurance with funds withheld reinsurance agreement ("WRR Agreement") with White River Life Reinsurance Company ("WRR"), an affiliated captive insurance company unauthorized in the State of Connecticut. The Company cedes to WRR variable annuity contracts, associated riders, and payout annuities written by the Company; annuity contracts and associated riders assumed by the Company under unaffiliated reinsurance agreements; GMAB, GMIB riders and GMDB risks assumed by the Company from HLIKK; and, as of November 1, 2010, GMDB and GMWB riders assumed by the Company from HLL.

Under Modco, the assets and liabilities, and under coinsurance with funds withheld, the assets, associated with the reinsured business will remain on the balance sheet of the Company in segregated portfolios, and WRR will receive the economic risks and rewards related to the reinsured business through Modco and funds withheld adjustments.

In connection with the WRR Agreement as of December 31, 2012 and 2011, the Company recorded a receivable of $172,250,508 and $0 within Amounts recoverable for reinsurance on the Statements of Admitted Assets, Liabilities and Capital and Surplus; a payable of $527,400,013 and $221,498,890, respectively, reported within Other liabilities ; Funds held under reinsurance treaties with unauthorized reinsurers of $212,088,584 and $189,281,081, respectively; and paid premiums of $719,723,726, $885,985,397, and $1,558,884,000, for the years ended
December 31, 2012, 2011, and 2010, respectively.

Effective November 1, 2007, the Company entered into a Modco and coinsurance with funds withheld reinsurance agreement with Champlain Life Reinsurance Company ("Champlain Life"), an affiliated captive insurance company unauthorized in the State of Connecticut. Champlain Life uses a third-party letter of credit to back a certain portion of its statutory reserves, and this letter of credit has been assigned to the Company in order to provide collateral for the Company to take reinsurance credit under this agreement. The increase in surplus, net of federal income tax, resulting from the reinsurance agreement on the effective date was $194,430,212. This surplus benefit will be amortized into income on a net of tax basis as earnings emerge from the business reinsured, resulting in a net $0 future impact to surplus. The Company reported paid premiums of $200,281,441, $209,973,214 and $348,509,000 for the years ended December 31,
2012, 2011 and 2010, respectively. See Note 16.

On December 31, 2012, The Hartford completed the sale of its U.S. individual annuity new business capabilities to Forethought Financial Group. Effective May 1, 2012, all new U.S. annuity policies sold by the Company are reinsured to Forethought Life Insurance Company. The Company will cease the sale of such annuity policies and the reinsurance agreement will terminate as to new business in the second quarter of 2013. The reinsurance agreement has no impact on in-force policies issued on or before April 27, 2012 and the impact of this transaction was not material to the Company's results of operations, financial position or liquidity. Because of this transaction, the Company will cease ceding new business to WRR.

7.  PREMIUM AND ANNUITY CONSIDERATIONS (DEFERRED AND UNCOLLECTED)

The following table presents premiums and annuity considerations (deferred and uncollected) as of December 31:

                                                            2012                                      2011
                                              Gross             Net of Loading          Gross             Net of Loading
----------------------------------------------------------------------------------------------------------------------------
TYPE
Ordinary new business                        $1,616,249             $1,988,768         $3,057,394             $3,574,806
Ordinary renewal                             17,869,947             21,931,463         16,480,250             13,986,006
Group life                                       49,363                 32,976             54,208                 35,800
                                          -------------          -------------      -------------          -------------
                                   TOTAL    $19,535,559            $23,953,207        $19,591,852            $17,596,612
                                          -------------          -------------      -------------          -------------

8.  RELATED PARTY TRANSACTIONS

Transactions between the Company and its affiliates, relate principally to tax settlements, reinsurance, insurance coverages, rental and service fees, capital contributions, returns of capital and payments of dividends. Investment management fees were charged by HIMCO and are a component of net investment income. Substantially all general insurance expenses related to the Company, including rent and benefit plan expenses, are initially paid by affiliate Hartford Fire Insurance Company.

Direct expenses are allocated using specific identification and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

At December 31, 2012 and 2011, the Company reported $13,512,043 and $19,756,182, respectively, as receivables from and $35,894,640 and $23,109,160, respectively, as payables to parent, subsidiaries, and affiliates. The terms of the written settlement agreements require that these amounts be settled generally within 30 days.

Related party transactions may not be indicative of the costs that would have been incurred on a stand-alone basis. For additional information, see Notes 5, 6, 9 and 12.

9. RETIREMENT PLANS, OTHER POSTRETIREMENT BENEFIT PLANS AND POSTEMPLOYMENT BENEFITS

The Hartford maintains The Hartford Retirement Plan for U.S. Employees, a U.S. qualified defined benefit pension plan (the "Plan") that covers substantially all employees of the Company. The Hartford also maintains non-qualified pension plans to accrue retirement benefits in excess of Internal Revenue Code limitations. These plans shall be collectively referred to as the "Pension Plans".

Effective December 31, 2012, the Hartford amended the Plan to freeze participation and benefit accruals. As a result, employees will not accrue further benefits under the cash balance formula of the plan, although interest will continue to accrue to existing account balances. Compensation earned by employees up to December 31, 2012 will be used for purposes of calculating benefits under the Plan but there will be no future benefit accruals after that date. Participants as of December 31, 2012 will continue to earn vesting credit with respect to their frozen accrued benefits as they continue to work. The freeze also applies to The Hartford Excess Pension Plan II, The Hartford's non-qualified excess benefit plan for certain highly compensated employees, effective December 31, 2012. The Hartford announced these changes in April 2012.

For the years ended December 31, 2012, 2011 and 2010, the Company incurred expenses related to the Pension Plans of $22,147,339, $18,704,662 and $15,265,680, respectively, related to the allocation of the net periodic benefit cost, benefit payments and funding to the Pension Plans.

The Hartford also provides certain health care and life insurance benefits for eligible retired employees of the Company. The Hartford's contribution for health care benefits will depend upon the retiree's date of retirement and years of service. In addition, the plan has a defined dollar cap for certain retirees which limits average company contributions. The Hartford has prefunded a portion of the health care obligations through a trust fund where such prefunding can be accomplished on a tax effective basis. Effective January 1, 2002, company-subsidized retiree medical, retiree dental and retiree life insurance benefits were eliminated for employees with original hire dates with the Company on or after January 1, 2002. As of December 31, 2012, the Hartford's other postretirement medical, dental and life insurance coverage plans were amended to no longer provide subsidized coverage for current employees who retire on or after January 1, 2014. The Hartford announced these changes in April 2012. For the years ended December 31, 2012, 2011 and 2010, the Company incurred expense related to the other postretirement benefit plans of $664,015, $1,383,478 and $1,567,512, respectively.

Substantially all employees of the Company are eligible to participate in The Hartford Investment and Savings Plan under which designated contributions may be invested in common stock of The Hartford or certain other investments. These contributions are matched, up to 3% of base salary, by The Hartford. In addition, The Hartford allocates a percentage of base salary to the Hartford Investment and Savings Plan for eligible employees. In 2012, employees whose prior year earnings were less than $110,000 received a contribution of 1.5% of base salary and employees whose prior year earnings were more than $110,000 received a contribution of 0.5% of base salary. The expenses allocated to the Company for the years ended December 31, 2012, 2011 and 2010 were $4,731,580, $4,883,327 and $5,756,026, respectively.

Effective January 1, 2013, the Hartford will increase benefits under The Hartford Investment and Savings Plan, its defined contribution 401(k) savings plan, and The Hartford Excess Savings Plan. The Hartford's contributions will be increased to include a non-elective contribution of 2% of eligible compensation and a dollar-for-dollar matching contribution of up to 6% of eligible compensation contributed by the employee each pay period. Eligible compensation will be expanded to include overtime and bonuses but will be limited to a total of $1,000,000 annually.

The Company participates in postemployment plans sponsored by Hartford Fire Insurance Company. These plans provide for medical and salary continuance benefits for employees on long-term disability. For the years ended December 31, 2012, 2011, and 2010, the Company was allocated expenses under these plans of $591,375, $664,382, and $712,102, respectively. In addition, expenses for the Company under this plan were $125,785, $32,433 and ($395,700) for the years ended December 31, 2012, 2011 and 2010, respectively, resulting from valuation adjustments.

10.  CAPITAL AND SURPLUS AND SHAREHOLDER DIVIDEND RESTRICTIONS

DIVIDEND RESTRICTIONS

The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval of the Connecticut Insurance Commissioner (the "Commissioner"), is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations after dividends to policyholders, federal income taxes and before realized capital gains or (losses) for the previous year. In addition, if any dividend exceeds the insurer's earned surplus, it requires the prior approval of the Commissioner. Dividends are paid as determined by the Board of Directors in accordance with state statutes and regulations, and are not cumulative. In 2012, 2011, and 2010, ordinary dividends of $0, $0 and $72,000,000, respectively, were paid. With respect to dividends to its parent HLIC, the Company's dividend limitation under the holding company laws of Connecticut is $82,204,354 in 2013.

UNASSIGNED FUNDS

The portion of unassigned funds reduced by each item below at December 31, was as follows:

                                                2012             2011
--------------------------------------------------------------------------
Unrealized capital losses, net of tax         $934,084,695    $201,370,652
Nonadmitted asset values                     1,168,207,992     519,577,245
Asset valuation reserve                        162,571,194     179,493,239
Provision for reinsurance                               --           1,100

11.  SEPARATE ACCOUNTS

The Company maintained Separate Account assets totaling $45,851,885,131 and $48,255,070,982 as of December 31, 2012 and 2011, respectively. The Company utilizes Separate Accounts to record and account for assets and liabilities for particular lines of business. For the current reporting year, the Company recorded assets and liabilities for individual variable annuities, variable life and variable universal life product lines into Separate Accounts.

The Separate Account classifications are supported by state statute and are in accordance with the domiciliary state procedures for approving items within the Separate Accounts. Separate Account assets are segregated from other investments and reported at fair value. Some assets are considered legally insulated whereas others are not legally insulated from the General Account. As of December 31, 2012 and 2011, the Company's Separate Account statement included legally insulated assets of $45,851,885,131 and $48,255,070,982, respectively.

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the market value less applicable surrender charges. The resulting surplus is recorded in the General Account Statements of Operations as a component of Net transfers from Separate Accounts. The Company's Separate Accounts are non-guaranteed, wherein the policyholder assumes substantially all the investment risks and rewards. Investment income (including investment gains and losses) and interest credited to policyholders on Separate Account assets are not separately reflected in the Statements of Operations.

Separate Account fees, net of minimum guarantees, were $971,069,837, $1,095,419,763 and $1,172,978,000 for the years ended December 31, 2012, 2011 and 2010, respectively, and are recorded as a component of fee income on the Company's Statements of Operations.

An analysis of the Separate Accounts as of December 31, 2012 is as follows:

                                                            NONINDEXED
                                                            GUARANTEED        NONINDEXED
                                                            LESS THAN         GUARANTEED       NONGUARANTEED
                                                             OR EQUAL         MORE THAN          SEPARATE
                                            INDEXED           TO 4%               4%             ACCOUNTS             TOTAL
---------------------------------------------------------------------------------------------------------------------------------
Premium considerations or deposits for        $ --             $ --              $ --             $905,791,935       $905,791,935
 the year ended 2012:
                                              ----             ----              ----        -----------------  -----------------
Reserves @ year-end:
 For accounts with assets at:
  Fair value                                    --               --                --           45,201,230,236     45,201,230,236
  Amortized cost                                --               --                --                       --                 --
                                              ----             ----              ----        -----------------  -----------------
                         TOTAL RESERVES         --               --                --           45,201,230,236     45,201,230,236
                                              ----             ----              ----        -----------------  -----------------
By withdrawal characteristics:
 Subject to discretionary withdrawal            --               --                --                       --                 --
 With fair value adjustment                     --               --                --                       --                 --
 At book value without fair value               --               --                --                       --                 --
  adjustment and with surrender charge
  of 5% or more
 At fair value                                  --               --                --           45,070,354,835     45,070,354,835
 At book value without fair value               --               --                --                       --                 --
  adjustment and with surrender charge
  of less than 5%
                                              ----             ----              ----        -----------------  -----------------
                               SUBTOTAL         --               --                --           45,070,354,835     45,070,354,835
 Not subject to discretionary                   --               --                --              130,875,401        130,875,401
  withdrawal
                                              ----             ----              ----        -----------------  -----------------
                                  TOTAL       $ --             $ --              $ --         $ 45,201,230,236   $ 45,201,230,236
                                              ----             ----              ----        -----------------  -----------------

Below is the reconciliation of Net transfers from Separate Accounts as of December 31,

                                                                 2012                    2011                    2010
---------------------------------------------------------------------------------------------------------------------------------
Transfer to Separate Accounts                                   $905,791,935            $866,204,030          $1,066,846,000
Transfer from Separate Accounts                                8,502,888,504           8,302,354,037           7,208,445,000
                                                           -----------------       -----------------       -----------------
Net transfer from Separate Accounts                           (7,597,096,569)         (7,436,150,007)         (6,141,599,000)
Internal exchanges and other Separate Account activity            (4,353,290)            (10,460,311)             (2,822,000)
                                                           -----------------       -----------------       -----------------
Transfer from Separate Accounts on the Statements of         $(7,601,449,859)        $(7,446,610,318)        $(6,144,421,000)
 Operations
                                                           -----------------       -----------------       -----------------

12.  COMMITMENTS AND CONTINGENT LIABILITIES

(A) LITIGATION

The Company is or may become involved in various legal actions, some of which assert claims for substantial amounts. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses and costs of defense, will not be material to the financial condition of the Company.

(B) GUARANTY FUNDS

In all states, insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state's fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year, depending on the state.

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company paid guaranty fund assessments of approximately $41,397 (which includes refunds received), $777,869 and $166,851 in 2012, 2011 and 2010 respectively, of which $202,259, $694,413 and $34,365 in 2012, 2011 and
2010 respectively, increased the creditable amount against premium taxes. The Company has a guaranty fund receivable of $3,635,667 and $3,433,408 as of December 31, 2012 and 2011, respectively.

(C) LEASES

As discussed in Note 8, transactions with The Hartford include rental facilities and equipment. Rent paid by the Company to The Hartford for its share of space occupied and equipment used by The Hartford's life insurance companies was $7,635,952, $8,039,174 and $6,941,575 in 2012, 2011 and 2010, respectively.
Future minimum rental commitments are as follows:

2013                               $4,807,155
2014                                3,331,208
2015                                2,612,822
2016                                1,943,629
2017                                1,202,669
                                -------------
Total                             $13,897,483
                                -------------

The principal executive office of the Company, together with its parent and other life insurance affiliates, is located in Simsbury, Connecticut. In the first quarter of 2010, the Company's indirect parent, Hartford Life and Accident Insurance Company, purchased its headquarters property for $46 million.

(D) TAX MATTERS

The Company or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction, and various state and foreign jurisdictions. The Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations for years prior to 2007. The audit of the years 2007-2009 commenced during 2010 and is expected to conclude by the end of 2013, with no material impact on the consolidated financial condition or results of operations. The 2010-2011 audit commenced in the fourth quarter of 2012 and is expected to conclude by the end of 2014. Management believes that adequate provision has been made in the financial statements for any potential assessments that may result from tax examinations and other tax-related matters for all open tax years.

The Company's unrecognized tax benefits are settled with the parent consistent with the terms of the tax sharing agreement described above.

The Separate Account dividend received deduction ("DRD") is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds, amounts of short-term capital gains at the mutual fund level and the Company's taxable income before the DRD. The Company recorded benefits of $83,835,300, $119,417,997 and $88,631,465 related to the Separate Account DRD for the years ended December 31, 2012, 2011 and 2010, respectively. These amounts included benefits (charges) related to prior years' tax returns of $(5,164,700), $938,384 and $(4,168,534) in 2012,
2011 and 2010, respectively.

The Company receives a foreign tax credit for foreign taxes paid including payments from its Separate Account assets. This credit reduces the Company's U.S. tax liability. The Separate Account foreign tax credit is estimated for the current year using information from the most recent filed return, adjusted for the change in the allocation of Separate Account investments to the international equity markets during the current year. The actual current year foreign tax credit can vary from the estimates due to actual foreign tax credits passed through from the mutual funds. The Company recorded benefits of $6,614,650, $6,751,856, and $2,396,560 related to Separate Account foreign tax credit in the years ended December 31, 2012, 2011 and 2010, respectively.

(E) FUNDING OBLIGATIONS

At December 31, 2012, the Company had outstanding commitments totaling $2,189,520 of which $2,189,520 is committed to fund limited partnership investments, which may be called by the partnership during the commitment period (on average 2 to 4 years) to fund working capital needs or to purchase new investments. Once the commitment period expires, the Company is under no obligation to fund the remaining unfunded commitment but may elect to do so.

13.  CORRECTION OF ERRORS

In 2010, the Company reviewed its approach with regard to the calculation of the deferred premium asset ("DPA"), utilizing guidance provided by New York Circular No. 11 (2010). As a result of this review, the Company determined that it had overstated the DPA as a result of using statutory net valuation premium for policies with a deficiency reserve where gross premium should have been used as a basis for establishing the DPA as guided by SSAP No. 51 (Life Contracts). This method was the outcome of a 1997 State of Connecticut audit. The Company also had not reflected ceded DPA amounts nor established an asset for prepaid reinsurance amounts as guided in SSAP No. 61 (Life, Deposit-Type and Accident and Health Reinsurance).

The Company recorded an adjustment to "Capital and Surplus" of $(7,208,000) in 2010 representing the cumulative effect of this change in calculation and accounting for the DPA. The adjustment to "Capital and Surplus" was recorded in "Unassigned Funds" as follows: $14,571,000 in "Change in nonadmitted assets" and $(21,779,000) in "Correction of prior year error." The change in calculation and accounting decreased net income by approximately $0 and $1,973,000, for 2011 and 2010, respectively. The effect was immaterial to the Company's Assets, Liabilities and Capital and Surplus for the periods ending December 31, 2011 and 2010.

14.  SALES OF AFFILIATES

During the fourth quarter of 2010, the Company completed the sales of its indirect wholly-owned subsidiaries Hartford Investments Canada Corporation ("HICC") and Hartford Advantage Investment, Ltd. ("HAIL"). The Company received cash proceeds of $19,704,000 for the sale of HICC and $20,043,000 for the sale of HAIL.

On November 30, 2012, the Company completed the sale of Woodbury Financial Services, Inc. ("Woodbury Financial Services", "WFS"), a wholly-owned subsidiary, to AIG Advisor Group, Inc. ("AIG Advisor Group"), a subsidiary of American International Group, Inc. The disposition resulted in a gain of $37 million before tax.

15.  SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2012, through April 10, 2013, the date the financial statements were available to be issued. The Company has not evaluated subsequent events after that date for presentation in these financial statements.

On January 2, 2013, The Hartford completed the sale of its Individual Life insurance business to The Prudential Insurance Company of America ("Prudential"), a subsidiary of Prudential Financial, Inc. for consideration consisting primarily of a ceding commission of which $457 million, before tax, was allocated to the Company. The transaction resulted from The Hartford's strategic business realignment announced in March 2012. The sale was structured as a reinsurance transaction and is estimated to result in a before tax gain greater than $1.0 billion consisting of a reinsurance gain and investment-related gains, and an estimated increase to surplus greater than $1.0 billion, before tax. A reinsurance gain of approximately $600 million will be deferred and amortized over 20 years as earnings are estimated to emerge from the business reinsured. Upon closing, the Company reinsured $7.1 billion of policyholder liabilities and $3.8 billion of separate account liabilities under an indemnity reinsurance agreement. The Company also transferred invested assets (excluding cash) with a statement value of $5.1 billion to Prudential. These amounts are subject to change pending final determination of the net assets sold, transaction costs and other adjustments.

The Company simultaneously recaptured the individual life insurance assumed by an affiliate, Champlain Life Reinsurance Company ("Champlain"). As a result, on January 2, 2013, the Company re-assumed all of the life reserves and claims payable totaling $3.0 billion from Champlain; Champlain returned the funds withheld totaling $2.8 billion to the Company; the Company paid a recapture fee of $347 million to Champlain; and, the Company ceded the recaptured reserves to Prudential. The amounts resulting from the transaction with Prudential disclosed above include the release of the Company's remaining deferred gain of $167 million, deferred at the inception of the reinsurance to Champlain, from restricted surplus.

On February 5, 2013, the Company received permission from the Commissioner to pay an extraordinary dividend of $1,050,000,000 to its parent, HLIC. The Company paid this return of capital on February 22, 2013.

                                     PART C

                               OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a) All financial statements are included in Part A and Part B of the Registration Statement.
(b)   (1)   Resolution of the Board of Directors of Hartford Life and Annuity
            Insurance Company ("Hartford") authorizing the establishment of the
            Separate Account. (1)
      (2)   Not applicable
      (3)   (a)   Amended and Restated Principal Underwriter Agreement. (2)
      (3)   (b)   Form of Dealer Agreement. (3)
      (4)   (a)   Form of Individual Flexible Premium Variable Annuity Contract.
                  (4)
      (4)   (b)   Maximum Anniversary Value / Earnings Protection Death Benefit
                  Rider (5)
      (4)   (c)   Asset Protection Benefit Rider (5)
      (4)   (d)   Premium Protection Death Benefit Rider (5)
      (4)   (e)   Enhanced Death Benefit Rider (5)
      (4)   (f)   Death Benefit Rider (5)
      (4)   (g)   Principal First (5)
      (4)   (h)   Principal First Preferred (5)
      (4)   (i)   Unified Benefit Rider (5)
      (4)   (j)   Lifetime Income Foundation Rider (Single) (5)
      (4)   (k)   Lifetime Income Foundation Rider (Joint Life / Single) (5)
      (4)   (l)   Lifetime Income Builder II Rider (Single) (5)
      (4)   (m)   Lifetime Income Builder II Rider (Joint Life / Spousal) (5)
      (4)   (n)   The Hartford's Lifetime Income Builder Selects Rider (Single)
                  (5)
      (4)   (o)   The Hartford's Lifetime Income Builder Selects Rider (Joint
                  Life / Spousal) (5)
      (4)   (p)   The Hartford's Lifetime Income Builder Portfolios Rider
                  (Single) (5)
      (4)   (q)   The Hartford's Lifetime Income Builder Portfolios Rider (Joint
                  Life / Spousal) (5)
      (4)   (r)   Amendatory Rider -- Voluntary Program to Surrender Contract
                  and In Force Riders And Receive Enhanced Surrender Value (8)
      (5)   Form of Application. (4)
      (6)   (a)   Certificates of Incorporation of Hartford. (6)
      (6)   (b)   Bylaws of Hartford. (6)
      (7)   Reinsurance Agreements and Amendments
            (a)   ACE Tempest Life Reinsurance Ltd. (5)
            (b)   Swiss Re Life & Health America, Inc. (HL) (5)
            (c)   Swiss Re Life & Health America, Inc. (HLA) (5)
      (8)   Fund Participation Agreements and Amendments
            (a)   AIM Variable Insurance Funds (5)
            (b)   AllianceBernstein Variable Products Series Fund, Inc. (5)
            (c)   Fidelity Variable Insurance Products Funds (5)
            (d)   Hartford HLS Series Fund II, Inc. (5)
                  Hartford Series Fund, Inc. (5)
            (e)   Lord Abbett Series Fund, Inc. (5)
            (f)   Oppenheimer Variable Account Funds (5)
            (g)   Putnam Variable Trust (5)
            (h)   The Universal Institutional Funds, Inc. (5)
            (i)   Guarantee Agreement, between Hartford Life and Accident
                  Insurance Company and ITT Hartford Life and Annuity Insurance
                  Company, its wholly owned subsidiary, dated as of August 20, 1993 and effective as of August 20, 1993. (7)
            (j)   Guarantee Agreement, between Hartford Life Insurance Company and ITT Hartford Life and Annuity Insurance Company, dated as of May 23, 1997. (7)
      (9)   Opinion and Consent of Lisa Proch, Assistant General Counsel.
      (10)  Consents of Deloitte & Touche LLP.
      (11)  No financial Statements are omitted.
      (12)  Not applicable.
      (99)  Copy of Power of Attorney.

------------

(1) Incorporated by reference to the Post-Effective Amendment No. 2 to the Registration Statement File No. 333-80732, filed on April 28, 1995.

(2) Incorporated by reference to Post-Effective Amendment No. 3, to the Registration Statement File No. 333-148564, filed on February 9, 2009.

(3) Incorporated by reference to Post-Effective Amendment No. 3, to the Registration Statement File No. 033-73568, filed on May 1, 1996.

(4) Incorporated by reference to Pre-Effective Amendment No. 1, to the Registration Statement File No. 333-101950, filed on April 7, 2003.

(5) Incorporated by reference to Post Effective Amendment No. 16, to the Registration Statement File No. 333-119421, filed on April 23, 2012.

(6) Incorporated by reference to Post-Effective Amendment No. 7, to the Registration Statement File No. 333-136545, filed on May 1, 2009.

(7) Incorporated by reference to Post-Effective Amendment No. 9, to the Registration Statement on Form N-4, File No. 333-148565, filed on May 3, 2010.

(8) Incorporated by reference Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, File No. 333-119421, filed on April 23, 2012.

ITEM 25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME                                                            POSITION WITH HARTFORD
------------------------------------------------------------------------------------------------------------------
Lydia M. Anderson (1)               Vice President
Thomas S. Barnes                    Vice President
Beth A. Bombara (1)                 Chief Executive Officer, President, Chairman of the Board, Director*
John B. Brady                       Actuary, Vice President
David A. Bulin                      Vice President
Thomas A. Campbell                  Actuary, Vice President
Jennifer Centrone                   Vice President
Michael R. Chesman (1)              Senior Vice President
Michael Concannon (1)               Executive Vice President
Ellen Conway                        Vice President
Robert A. Cornell                   Actuary, Vice President
Rochelle S. Cummings                Vice President
James Davey                         Executive Vice President
George Eknaian                      Senior Vice President
Mark A. Esposito (1)                Senior Vice President
Michael Fish                        Actuary, Vice President
John W. Gallant                     Vice President
Richard Guerrini                    Vice President
Christopher J. Hanlon (1)           Senior Vice President
Stephen B. Harris (1)               Vice President
Michael R. Hazel                    Vice President, Controller
Elizabeth Horvath                   Actuary, Vice President
Penelope A. Hrib (2)                Actuary, Vice President
Charles E. Hunt (1)                 Vice President
Donald C. Hunt (1)                  Assistant Secretary, Vice President
Donna R. Jarvis                     Actuary, Vice President
Kathleen E. Jorens (1)              Assistant Treasurer, Vice President
Michael Knipper (1)                 Senior Vice President
Alan J. Kreczko (1)                 Executive Vice President, General Counsel
William P. Meaney (1)               Senior Vice President
Thomas Moran (1)                    Director of Taxes, Senior Vice President
Craig D. Morrow                     Appointed Actuary, Vice President
Mark J. Niland (1)                  Senior Vice President, Director*
Robert W. Paiano (1)                Treasurer, Senior Vice President, Director*
Brian Pedersen                      Vice President
Colleen B. Pernerewski              Vice President, Chief Compliance Officer of Individual Annuity, Chief
                                    Compliance Officer of Separate Accounts
Glen-Roberts Pitruzzello (1)        Vice President
Robert E. Primmer                   Senior Vice President
Sharon A. Ritchey                   Executive Vice President
David C. Robinson (1)               Senior Vice President
Peter F. Sannizzaro                 Senior Vice President, Chief Accounting Officer, Chief Financial Officer
Terence Shields (1)                 Assistant Vice President, Corporate Secretary
Mark M. Socha (1)                   Vice President
Jahn Marie Surette                  Senior Vice President and Chief Procurement Officer
Martin A. Swanson                   Vice President
Connie Tang (1)                     Actuary, Vice President
Diane E. Tatelman                   Vice President
Anthony Vidovich (1)                Vice President
James M. Yanosy (1)                 Senior Vice President

------------

Unless otherwise indicated, the principal business address of each of the above individuals is 200 Hopmeadow Street, Simsbury, CT 06089.

*   Denotes Board of Directors.

(1)  Address: One Hartford Plaza, Hartford, CT 06155

(2)  Address: 100 Campus Drive, Florham Park, NJ 07932-1006

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

     Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement File No. 333-176150, filed on April 23, 2013.

ITEM 27.  NUMBER OF CONTRACT OWNERS

     As of February 28, 2013, there were 14,325 Contract Owners.

ITEM 28.  INDEMNIFICATION

     Section 33-776 of the Connecticut General Statutes states that: "a corporation may provide indemnification of, or advance expenses to, a director, officer, employee or agent only as permitted by sections 33-770 to 33-779, inclusive."

     ARTICLE VIII, Section 1(a) of the By-laws of the Depositor (as amended effective July 31, 2007) provides that the Corporation, to the fullest extent permitted by applicable law as then in effect, shall indemnify any person who was or is a director or officer of the Corporation and who was or is threatened to be made a defendant or respondent in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative and whether formal or informal (including, without limitation, any action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor) (each, a "Proceeding"), by reason of the fact that such a person was or is a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan or other entity (a "Covered Entity"), against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement and actually and reasonably incurred by such person in connection with such Proceeding. Any such former or present director or officer of the Corporation finally determined to be entitled to indemnification as provided in this Article VIII is hereinafter called an "Indemnitee". Until such final determination is made such former or present director or officer shall be a "Potential Indemnitee" for purposes of this Article VIII. Notwithstanding the foregoing provisions of this Section 1(a), the Corporation shall not indemnify an Indemnitee with respect to any Proceeding commenced by such Indemnitee unless the commencement of such Proceeding by such Indemnitee has been approved by a majority vote of the Disinterested Directors (as defined in Section 5(d)); provided however, that such approval of a majority of the Disinterested Directors shall not be required with respect to any Proceeding commenced by such Indemnitee after a Change in Control (as defined in Section 5(d)) has occurred.

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 29.  PRINCIPAL UNDERWRITERS

       (a) HSD acts as principal underwriter for the following investment companies:

     Hartford Life Insurance Company - DC Variable Account I

     Hartford Life Insurance Company - Separate Account One

     Hartford Life Insurance Company - Separate Account Two

     Hartford Life Insurance Company - Separate Account Two (DC Variable Account
     II)

     Hartford Life Insurance Company - Separate Account Two (QP Variable
     Account)

     Hartford Life Insurance Company - Separate Account Two (Variable Account
     "A")

     Hartford Life Insurance Company - Separate Account Two (NQ Variable
     Account)

     Hartford Life Insurance Company - Separate Account Ten

     Hartford Life Insurance Company - Separate Account Three

     Hartford Life Insurance Company - Separate Account Five

     Hartford Life Insurance Company - Separate Account Seven

     Hartford Life Insurance Company - Separate Account Eleven

     Hartford Life Insurance Company - Separate Account Twelve

     Hartford Life and Annuity Insurance Company - Separate Account One

     Hartford Life and Annuity Insurance Company - Separate Account Ten

     Hartford Life and Annuity Insurance Company - Separate Account Three

     Hartford Life and Annuity Insurance Company - Separate Account Five

     Hartford Life and Annuity Insurance Company - Separate Account Six

     Hartford Life and Annuity Insurance Company - Separate Account Seven

       (b) Directors and Officers of HSD

                                                               POSITIONS AND OFFICES
NAME                                                             WITH UNDERWRITER
-----------------------------------------------------------------------------------------------------------------
Diana Benken                      Chief Financial Officer and Controller/FINOP
Christopher S. Conner (1)         AML Compliance Officer and Chief Compliance Officer
Kathleen E. Jorens (2)            Vice President, Assistant Treasurer
Robert W. Paiano (2)              Senior Vice President, Treasurer
Cathleen Shine                    Secretary
Diane E. Tatelman                 Vice President
Eamon J. Twomey                   Vice President and Chief Operating Officer
Jane Wolak                        Chairman of the Board, Chief Executive Officer and President, Director

------------

Unless otherwise indicated, the principal business address of each of the above individuals is 200 Hopmeadow Street, Simsbury, CT 07089.

(1)  Address: 1500 Liberty Ridge Dr., Wayne, PA 19087

(2)  Address: One Hartford Plaza, Hartford, CT 06155

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

     All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by Hartford at 200 Hopmeadow Street, Simsbury, Connecticut 06089.

ITEM 31.  MANAGEMENT SERVICES

     All management contracts are discussed in Part A and Part B of this Registration Statement.

ITEM 32.  UNDERTAKINGS

       (a) The Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old so long as payments under the variable annuity Contracts may be accepted.

       (b) The Registrant hereby undertakes to include either (1) as part of any application to purchase a Contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

       (c) The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

       (d) Hartford hereby represents that the aggregate fees and charges under the Contract are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Hartford.

The Registrant is relying on the no-action letter issued by the Division of Investment Management to American Counsel of Life Insurance, Ref. No. IP-6-88, November 28, 1988. The Registrant has complied with conditions one through four of the no-action letter.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf, in the Town of Simsbury, and State of Connecticut on this 23rd day of April, 2013.

HARTFORD LIFE AND ANNUITY
INSURANCE COMPANY
SEPARATE ACCOUNT THREE
(Registrant)

By:    /s/ Beth A. Bombara*                 *By:   /s/ Lisa Proch
       -----------------------------------         -----------------------------------
       Beth A. Bombara,                            Lisa Proch
       President, Chief Executive Officer          Attorney-in-Fact
       Chairman of the Board

HARTFORD LIFE AND ANNUITY
INSURANCE COMPANY
(Depositor)

By:    /s/ Beth A. Bombara*
       -----------------------------------
       Beth A. Bombara,
       President, Chief Executive Officer
       Chairman of the Board

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons and in the capacity and on the date indicated.

Beth A. Bombara, President, Chief Executive Officer,
 Chairman of the Board, Director*
Mark J. Niland, Senior Vice President, Director*
Robert W. Paiano, Senior Vice President, Treasurer,
 Director*                                                         *By:   /s/ Lisa Proch
                                                                          ------------------------------
Peter F. Sannizarro, Senior Vice President, Chief                         Lisa Proch
 Accounting Officer, Chief Financial Officer                              Attorney-in-Fact
                                                                   Date:  April 23, 2013

333-119421

                                 EXHIBIT INDEX

(9)  Opinion and Consent of Lisa Proch, Assistant General Counsel.
(10) Consents of Deloitte & Touche, LLP.
(99) Power of Attorney.